The information in this preliminary prospectus supplement is not complete and may be changed. These securities described may not be sold nor may offers to buy be accepted prior to the time a final prospectus supplement is delivered. This preliminary prospectus supplement is not an offer to sell these securities and it is not a solicitation of an offer to buy these securities in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED JULY 20, 2005

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JUNE 7, 2005)

                          $2,516,517,000 (APPROXIMATE)
                     MORGAN STANLEY CAPITAL I TRUST 2005-HQ6
                                    AS ISSUER

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                                  SUNTRUST BANK
                            AS MORTGAGE LOAN SELLERS
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HQ6

                                ---------------

     The depositor is offering selected classes of its Series 2005-HQ6
Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in a trust. The trust's assets will primarily be 177 mortgage loans secured by first mortgage liens on commercial and multifamily properties. The Series 2005-HQ6 Certificates are not obligations of the depositor, the sellers of the mortgage loans or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

                                 ---------------

     Investing in the certificates offered to you involves risks. See "Risk
Factors" beginning on page S-35 of this prospectus supplement and page 9 of the prospectus.

                                 ---------------

           Characteristics of the certificates offered to you include:



                  APPROXIMATE INITIAL                                PASS-THROUGH
                  CERTIFICATE BALANCE      APPROXIMATE INITIAL           RATE              RATINGS
    CLASS       OR NOTIONAL AMOUNT (1)      PASS-THROUGH RATE      DESCRIPTION (2)     (FITCH/S&P/DBRS)
------------   ------------------------   ---------------------   -----------------   -----------------

Class A-1           $  121,200,000                   %                  Fixed            AAA/AAA/AAA
Class A-1A          $  318,834,000                   %                  Fixed            AAA/AAA/AAA
Class A-2           $  337,000,000                   %                  Fixed            AAA/AAA/AAA
Class A-AB          $  111,100,000                   %                  Fixed            AAA/AAA/AAA
Class A-3           $  103,000,000                   %                  Fixed            AAA/AAA/AAA
Class A-4A          $1,060,595,000                   %                  Fixed            AAA/AAA/AAA
Class A-4B          $  151,514,000                   %                  Fixed            AAA/AAA/AAA
Class X-2           $2,672,241,000                   %               Variable IO         AAA/AAA/AAA
Class A-J           $  175,571,000                   %                  Fixed            AAA/AAA/AAA
Class B             $   24,098,000                   %                  Fixed          AA+/AA+/AA(high)
Class C             $   34,425,000                   %                  Fixed              AA/AA/AA
Class D             $   27,541,000                   %                  Fixed          AA-/AA-/AA(low)
Class E             $   24,098,000                   %                  Fixed           A+/A+/A(high)
Class F             $   27,541,000                   %                  Fixed               A/A/A


---------
(1) The certificate balances or notional amounts are approximate and on the closing date may vary by up to 5%.
(2) The Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-4A,
Class A-4B, Class A-J, Class B, Class C, Class D, Class E and Class F
Certificates will, at all times, accrue interest at a per annum rate equal to
(i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The pass-through rate for the Class X-2 Certificates is variable and, subsequent to the initial Distribution Date, will be determined as described under
"Description of the Offered Certificates--Pass-Through Rates" in this prospectus supplement.

                                 ---------------

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

     Morgan Stanley & Co. Incorporated will act as sole lead manager and sole bookrunner with respect to the offered certificates. Morgan Stanley & Co.
Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc.
and SunTrust Capital Markets, Inc., the underwriters, will purchase the certificates offered to you from the depositor and will offer them to the public at negotiated prices determined at the time of sale. The underwriters expect to
deliver the certificates to purchasers on or about August   , 2005. The
depositor expects to receive from this offering approximately $       , plus
accrued interest from the cut-off date, before deducting expenses payable by the depositor.

                                 ---------------

                                 MORGAN STANLEY

BANC OF AMERICA SECURITIES LLC
                       RBS GREENWICH CAPITAL
                                     SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS

                                 July   , 2005

--------------------------------------------------------------------------------
                         MORGAN STANLEY CAPITAL I INC.

         Commercial Mortgage Pass-Through Certificates, Series 2005-HQ6
                      Geographic Overview of Mortgage Pool
--------------------------------------------------------------------------------

New York                       24 properties     $779,673,253     28.3% of total
California                     44 properties     $405,273,832     14.7% of total
  California - Northern        19 properties     $235,176,757      8.5% of total
  California - Southern        25 properties     $170,097,074      6.2% of total
Florida                        29 properties     $258,415,023      9.4% of total
Texas                         132 properties     $172,692,678      6.3% of total
New Mexico                      8 properties     $131,550,056      4.8% of total
Pennsylvania                   19 properties     $107,031,859      3.9% of total
Minnesota                       5 properties     $ 98,378,614      3.6% of total
Nevada                         11 properties     $ 83,079,304      3.0% of total
Georgia                        39 properties     $ 82,724,618      3.0% of total
Arizona                        20 properties     $ 71,718,352      2.6% of total
Oregon                          4 properties     $ 64,804,016      2.4% of total
Connecticut                     9 properties     $ 53,476,107      1.9% of total
Michigan                       14 properties     $ 51,641,995      1.9% of total
Ohio                           14 properties     $ 45,148,790      1.6% of total
Washington                      6 properties     $ 43,527,813      1.6% of total
North Carolina                 10 properties     $ 39,391,075      1.4% of total
Illinois                        8 properties     $ 36,499,679      1.3% of total
Massachusetts                   7 properties     $ 30,877,163      1.1% of total
Indiana                        11 properties     $ 25,315,135      0.9% of total
Virginia                        9 properties     $ 24,305,235      0.9% of total
Louisiana                       5 properties     $ 22,429,995      0.8% of total
Utah                            3 properties     $ 20,959,047      0.8% of total
Wisconsin                       8 properties     $ 18,445,541      0.7% of total
New Jersey                     10 properties     $ 13,217,158      0.5% of total
Alabama                        18 properties     $ 11,186,007      0.4% of total
Nebraska                        2 properties     $  8,772,117      0.3% of total
Tennessee                      17 properties     $  7,762,471      0.3% of total
Maryland                        2 properties     $  5,829,680      0.2% of total
Kentucky                        3 properties     $  5,184,773      0.2% of total
Oklahoma                       11 properties     $  4,931,020      0.2% of total
Iowa                            2 properties     $  4,732,737      0.2% of total
Arkansas                        9 properties     $  3,731,027      0.1% of total
Missouri                        9 properties     $  3,409,122      0.1% of total
North Dakota                    1 property       $  3,097,209      0.1% of total
Idaho                           3 properties     $  2,869,787      0.1% of total
South Carolina                  4 properties     $  2,631,264      0.1% of total
New Hampshire                   2 properties     $  2,295,064      0.1% of total
Mississippi                    10 properties     $  1,933,964      0.1% of total
Colorado                        2 properties     $  1,662,599      0.1% of total
Rhode Island                    1 property       $  1,050,768      0.0% of total
West Virginia                   1 property       $    861,599      0.0% of total
Maine                           1 property       $    852,688      0.0% of total
Kansas                          2 properties     $    683,965      0.0% of total

[       ] <1.0% of Cut-Off Date Balance
[       ] 1.0%-5.0% of Cut-Off Date Balance
[       ] 5.1%-10.0% of Cut-Off Date Balance
[       ] >10.0% of Cut-Off Date Balance

                                       [PICTURE OMITTED]

[PICTURE OMITTED]                      [PICTURE OMITTED]

LINCOLN SQUARE RETAIL, New York, NY    LANDMARK AT ONE MARKET, San Francisco, CA

                                       [PICTURE OMITTED]

                                       U-HAUL PORTFOLIO - U-HAUL ROOSEVELT BI,
                                       Philadelphia, PA

[PICTURE OMITTED]                      [PICTURE OMITTED]

1500 BROADWAY, New York, NY            CORONADO CENTER, Albuquerque, NM

[PICTURE OMITTED]                      [PICTURE OMITTED]

MELROSE PORTFOLIO - MELROSE COLLEGE    MELROSE PORTFOLIO - MELROSE JACKSONVILLE,
STATION, College Station, TX           Jacksonville, FL

[PICTURE OMITTED]                      [PICTURE OMITTED]

UPTOWN PARK, Houston , TX              TANASBOURNE TOWN CENTER, Hillsboro, OR

[PICTURE OMITTED]                      [PICTURE OMITTED]

OVIEDO MARKETPLACE, Oviedo, FL         ARROWHEAD CROSSING, Peoria, AZ

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         Information about the certificates offered to you is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

         You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. The depositor has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.

                         ------------------------------

         This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

         The Series 2005-HQ6 Certificates are not obligations of the depositor, the mortgage loan sellers or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

         In this prospectus supplement, the terms "depositor," "we" and "us"
refer to Morgan Stanley Capital I Inc.

                         ------------------------------

         We will not list the certificates offered to you on any national securities exchange or any automated quotation system of any registered securities association such as NASDAQ.

                         ------------------------------

         Until ninety days after the date of this prospectus supplement, all dealers that buy, sell or trade the certificates offered by this prospectus supplement, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

         The trust fund described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000
("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved by the United Kingdom's Financial Services Authority and,
as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

         The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act
2000 (Financial Promotion) Order 2001 (all such persons together being referred to as "FPO Persons"), and (B) if made by a person who is an authorized person under the FSMA, is being made only to, or directed only at, persons who (1) are outside the United Kingdom, or (2) have professional experience in participating in unregulated collective investment schemes, or (3) are persons falling within
Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Promotion
of Collective Investment Schemes) (Exemptions) Order 2001 (all such persons together being referred to as "PCIS Persons" and together with the FPO Persons, the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

         Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                      S-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT

     Servicing of the U-Haul Portfolio Pari Passu Loan, the Coronado
         Center Loan Group, the County Line Commerce Center Loan Group
         and the FRIS Chkn Portfolio Loan Group ............................S-98
     The U-Haul Portfolio Pari Passu Loan ..................................S-98
     The Coronado Center Loan Group ........................................S-98
     The County Line Commerce Center Loan Group ............................S-98
     The FRIS Chkn Portfolio Loan Group ....................................S-98
     The Master Servicers and Special Servicer .............................S-98
     The Master Servicers ..................................................S-98
     Events of Default .....................................................S-98
     The Special Servicer ..................................................S-98
     The Operating Adviser .................................................S-98
     Mortgage Loan Modifications ...........................................S-98
     Sale of Defaulted Mortgage Loans ......................................S-98
     Foreclosures ..........................................................S-98
Material Federal Income Tax Consequences ...................................S-98
     General ...............................................................S-98
     Original Issue Discount and Premium ...................................S-98
     Prepayment Premiums and Yield Maintenance Charges .....................S-98
     Additional Considerations .............................................S-98
Legal Aspects of Mortgage Loans ............................................S-98
     California ............................................................S-98
ERISA Considerations .......................................................S-98
     Plan Assets ...........................................................S-98
     Special Exemption Applicable to the Offered Certificates ..............S-98
     General Investment Considerations .....................................S-98
Legal Investment ...........................................................S-98
Use of Proceeds ............................................................S-98
Plan of Distribution .......................................................S-98
Legal Matters ..............................................................S-98
Glossary of Terms ..........................................................S-98
APPENDIX I - Mortgage Pool Information (Tables), Loan Group 1 (Tables)
     and Loan Group 2 (Tables) ............................................. I-1
APPENDIX II - Certain Characteristics of the Mortgage Loans ................II-1
APPENDIX III - Certain Characteristics of the Mortgage Loans in
     Loan Group 2 .........................................................III-1

                                      S-5

                                EXECUTIVE SUMMARY

         This Executive Summary highlights selected information regarding the certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING
AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.

                              CERTIFICATE STRUCTURE



-------------------------------------------------------------------------------------------------------------------------
                                APPROXIMATE
                                  INITIAL      APPROXIMATE                          APPROXIMATE   WEIGHTED
                                CERTIFICATE      INITIAL                            PERCENT OF     AVERAGE    PRINCIPAL
 APPROXIMATE                    BALANCE OR     PASS-THROUGH        RATINGS             TOTAL         LIFE       WINDOW
CREDIT SUPPORT     CLASS      NOTIONAL AMOUNT      RATE        (FITCH/S&P/DBRS)    CERTIFICATES     (YRS.)     (MONTHS)
-------------------------------------------------------------------------------------------------------------------------

   20.000%       CLASS A-1    $  121,200,000          %           AAA/AAA/AAA           4.40%        2.99       1 - 58
-------------------------------------------------------------------------------------------------------------------------
   20.000%       CLASS A-1A   $  318,834,000          %           AAA/AAA/AAA          11.58%        7.38      1 - 119
-------------------------------------------------------------------------------------------------------------------------
   20.000%       CLASS A-2    $  337,000,000          %           AAA/AAA/AAA          12.24%        4.93      58 - 60
-------------------------------------------------------------------------------------------------------------------------
   20.000%       CLASS A-AB   $  111,100,000          %           AAA/AAA/AAA           4.03%        7.25      60 - 112
-------------------------------------------------------------------------------------------------------------------------
   20.000%       CLASS A-3    $  103,000,000          %           AAA/AAA/AAA           3.74%        7.80      81 - 110
-------------------------------------------------------------------------------------------------------------------------
   30.000%       CLASS A-4A   $1,060,595,000          %           AAA/AAA/AAA          38.51%        9.66     112 - 118
-------------------------------------------------------------------------------------------------------------------------
   20.000%       CLASS A-4B   $  151,514,000          %           AAA/AAA/AAA           5.50%        9.84     118 - 118
-------------------------------------------------------------------------------------------------------------------------
   ________      CLASS X-2    $2,672,241,000          %           AAA/AAA/AAA          ________     ________   ________
-------------------------------------------------------------------------------------------------------------------------
   13.625%       CLASS A-J    $  175,571,000          %           AAA/AAA/AAA           6.38%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
   12.750%       CLASS B      $   24,098,000          %         AA+/AA+/AA(high)        0.88%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
   11.500%       CLASS C      $   34,425,000          %             AA/AA/AA            1.25%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
   10.500%       CLASS D      $   27,541,000          %         AA-/AA-/AA(low)         1.00%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
    9.625%       CLASS E      $   24,098,000          %          A+/A+/A(high)          0.88%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
    8.625%       CLASS F      $   27,541,000          %              A/A/A              1.00%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
    7.625%       CLASS G      $   27,540,000          %           A-/A-/A(low)          1.00%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
    6.375%       CLASS H      $   34,426,000          %       BBB+/BBB+/BBB(high)       1.25%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
    5.250%       CLASS J      $   30,983,000          %           BBB/BBB/BBB           1.12%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
    3.750%       CLASS K      $   41,311,000          %        BBB-/BBB-/BBB(low)       1.50%        9.92     119 - 119
-------------------------------------------------------------------------------------------------------------------------
   ________      CLASSES L-S  $  103,277,199     ________          ________           ________    ________    ________
-------------------------------------------------------------------------------------------------------------------------
   ________      CLASS X-1    $2,754,054,199     ________        AAA/AAA/AAA          ________    ________    ________
-------------------------------------------------------------------------------------------------------------------------


o    The notional amount of the Class X-1 Certificates initially will be
     $2,754,054,199 and the notional amount of the Class X-2 Certificates initially will be $2,672,241,000.

o    The percentages indicated under the column "Approximate Credit Support"
     with respect to the Class A-1, Class A-1A, Class A-2, Class A-AB, Class
     A-3, Class A-4A and Class A-4B Certificates represent the approximate credit support for the Class A-1, Class A-1A, Class A-2, Class A-AB, Class
     A-3, Class A-4A and Class A-4B Certificates in the aggregate. Additionally, the credit support percentage set forth for the Class A-4A Certificates reflects the credit support provided by the Class A-4B Certificates.
     References in this prospectus supplement to the Class A-4 Certificates means the Class A-4A Certificates and the Class A-4B Certificates in the
     aggregate.

o    The initial certificate balance or notional amount on the closing date may vary by up to 5%.

o    The Class X-1 Certificates and the Class G, Class H, Class J, Class K,
     Class L, Class M, Class N, Class O, Class P, Class Q and Class S
     Certificates are not offered pursuant to this prospectus supplement.

o    For purposes of making distributions to the Class A-1, Class A-1A, Class
     A-2, Class A-AB, Class A-3 and Class A-4 Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2.

o    Loan group 1 will consist of one hundred fifty-one (151) mortgage loans, representing approximately 88.4% of the initial outstanding pool balance.
     Loan group 2 will consist of twenty-six (26) mortgage loans, representing approximately 11.6% of the initial outstanding pool balance, and approximately 43.8% of the principal balance of all the mortgage loans secured by multifamily and mixed use properties.

o    So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
     Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-4, Class X-1 and
     Class X-2 Certificates, interest distributions on the Class A-1, Class A-2,
     Class A-AB, Class A-3 and Class A-4 Certificates will be based upon amounts available relating to mortgage loans in loan group 1, interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2 and interest distributions on the Class X-1 and Class X-2 Certificates will be based upon amounts available relating to all the mortgage loans in the mortgage pool. However, if on any distribution date, funds are insufficient to make distributions of all interest on such distribution date to the Class A-1,
     Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-4, Class X-1 and
     Class X-2 Certificates, available funds will be allocated among all these classes pro rata in accordance with their interest entitlements for such distribution date, without

                                      S-6

     regard to loan group, provided that interest distributed to the Class A-4
     Certificates will be applied first to the Class A-4A Certificates up to their interest entitlement and then to the Class A-4B Certificates up to their interest entitlement.

o    Generally, the Class A-1, Class A-2, Class A-AB, Class A-3 and Class A-4
     Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 until the certificate principal balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the
     Class A-J through Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-1A, Class A-2,
     Class A-AB, Class A-3 and Class A-4 Certificates, pro rata, provided that distributions of principal to the Class A-4 Certificates will first be applied to the Class A-4A Certificates until reduced to zero and then to the Class A-4B Certificates until reduced to zero.

o    The Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-4A,
     Class A-4B, Class A-J, Class B, Class C, Class D, Class E and Class F
     Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The pass-through rate for the Class X-2 Certificates is variable and, subsequent to the initial Distribution Date, will be determined as described under "Description of the Offered Certificates--Pass-Through
     Rates" in this prospectus supplement.

o    The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence. The
     Weighted Average Life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans; (iii) payment in full on the "anticipated repayment date," or stated
     maturity date of each mortgage loan and (iv) a 0% CPR. See the assumptions set forth under "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and under "Structuring Assumptions" in the "Glossary of Terms."

o    The Class T, Class R-I, R-II and R-III Certificates also represent ownership interests in the trust. These certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

     -----
           Offered certificates.
     -----
           Certificates not offered pursuant to this prospectus supplement.
     -----

                                      S-7

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING
OF THE OFFERED CERTIFICATES, YOU SHOULD READ THIS ENTIRE DOCUMENT AND THE
ACCOMPANYING PROSPECTUS CAREFULLY.

                                WHAT YOU WILL OWN

GENERAL.............................  Your certificates (along with the privately offered certificates) will
                                      represent beneficial interests in a trust
                                      created by us on the closing date. All
                                      payments to you will come only from the
                                      amounts received in connection with the
                                      assets of the trust. The trust's assets
                                      will primarily be 177 mortgage loans
                                      secured by first mortgage liens on 549
                                      commercial and multifamily properties.

TITLE OF CERTIFICATES...............  Commercial Mortgage Pass-Through
                                      Certificates, Series 2005-HQ6.

MORTGAGE POOL.......................  The mortgage pool consists of 177 mortgage loans with an aggregate principal balance
                                      of all mortgage loans as of the cut-off
                                      date, of approximately $2,754,054,199,
                                      which may vary on the closing date by up
                                      to 5%. Each mortgage loan requires
                                      scheduled payments of principal and/or
                                      interest to be made monthly. For purposes
                                      of those mortgage loans that have a due
                                      date on a date other than the first of the
                                      month, we have assumed that those mortgage
                                      loans are due on the first of the month
                                      for purposes of determining their cut-off
                                      dates and cut-off date balances.

                                      As of the cut-off date, the balances of
                                      the mortgage loans in the mortgage pool
                                      ranged from approximately $1,269,680 to
                                      approximately $340,000,000 and the
                                      mortgage loans had an approximate average
                                      balance of $15,559,628.

                                      For purposes of calculating distributions
                                      on certain classes of certificates, the
                                      mortgage loans in the mortgage pool
                                      backing the offered certificates will be
                                      divided into a loan group 1 and a loan
                                      group 2.

                                      Loan group 1 will consist of all of the
                                      mortgage loans that are secured by
                                      property types other than multifamily and
                                      2 mixed use properties, together with 1
                                      mortgage loan secured by multifamily
                                      properties. Loan group 1 will consist of
                                      151 mortgage loans, with an initial
                                      outstanding loan group 1 balance of
                                      $2,435,219,846, which may vary up to 5%.
                                      Loan group 1 represents approximately
                                      88.4% of the initial outstanding pool
                                      balance.

                                      Loan group 2 will consist of 26 of the
                                      mortgage loans that are secured by
                                      multifamily properties and 2 of the
                                      mortgages loans that are secured by mixed
                                      use properties and have an initial
                                      outstanding loan group 2 balance of
                                      $318,834,354. Loan group 2 represents
                                      approximately 11.6% of the initial
                                      outstanding pool balance and approximately
                                      43.8% of the principal balance of all the
                                      mortgage loans secured by multifamily and
                                      mixed use properties.

                                      As of the cut-off date, the balances of
                                      the mortgage loans in loan group 1 ranged
                                      from approximately $1,269,680 to
                                      approximately $340,000,000 and the
                                      mortgage loans in loan group 1 had an
                                      approximate average balance of
                                      $16,127,284. As of the cut-off date,

                                      S-8

                                      the balances of the mortgage loans in loan
                                      group 2 ranged from approximately
                                      $1,715,775 to approximately $82,750,000
                                      and the mortgage loans in loan group 2 had
                                      an approximate average balance of
                                      $12,262,860.

                           RELEVANT PARTIES AND DATES

ISSUER..............................  Morgan Stanley Capital I Trust 2005-HQ6.

DEPOSITOR...........................  Morgan Stanley Capital I Inc.

MASTER SERVICERS....................  Prudential Asset Resources, Inc. with respect to those mortgage loans sold by
                                      Prudential Mortgage Capital Funding, LLC
                                      to us for deposit into the trust.

                                      Wells Fargo Bank, National Association
                                      with respect to those mortgage loans sold
                                      by Wells Fargo Bank, National Association,
                                      Morgan Stanley Mortgage Capital Inc. and
                                      SunTrust Bank to us for deposit into the
                                      trust.

                                      Prudential Asset Resources, Inc. will also
                                      act as servicer report administrator and
                                      in that capacity will be responsible for
                                      the assembly and combination of various
                                      reports prepared by the special servicer
                                      and the other master servicer.

                                      When we refer in this prospectus
                                      supplement to a master servicer in
                                      relation to one or more of the mortgage
                                      loans, we mean the applicable master
                                      servicer for those mortgage loans as
                                      identified above.

SPECIAL SERVICER....................  CWCapital Asset Management LLC.

TRUSTEE.............................  LaSalle Bank National Association, a
                                      national banking association.

FISCAL AGENT........................  ABN AMRO Bank N.V., a Netherlands banking corporation and indirect corporate parent
                                      of the trustee.

PAYING AGENT........................  Wells Fargo Bank, National Association,
                                      which will also act as the certificate
                                      registrar. See "Description of the Offered
                                      Certificates--The Paying Agent,
                                      Certificate Registrar and Authenticating
                                      Agent" in this prospectus supplement.

OPERATING ADVISER...................  The holders of certificates representing more than 50% of the aggregate certificate
                                      balance of the most subordinate class of
                                      certificates, outstanding at any time of
                                      determination, or, if the certificate
                                      balance of that class of certificates is
                                      less than 25% of the initial certificate
                                      balance of that class, the next most
                                      subordinate class of certificates, may
                                      appoint a representative to act as
                                      operating adviser for the purposes
                                      described in this prospectus supplement.
                                      The initial operating adviser will be
                                      CWCapital Investments LLC or an affiliate.

                                      With respect to Mortgage Loan Nos.
                                      182-373, the holders of the related B
                                      Notes will initially be entitled to
                                      exercise certain rights of the operating
                                      adviser. See "Servicing of the Mortgage
                                      Loans--Servicing of the U-Haul Portfolio
                                      Pari Passu Loan, the Coronado Center Loan
                                      Group, the County Line Commerce Center
                                      Loan Group and the FRIS Chkn Portfolio
                                      Loan Group--The FRIS Chkn Portfolio Loan
                                      Group" in this prospectus supplement.

SELLERS.............................  Morgan Stanley Mortgage Capital Inc., as
                                      to 111 mortgage loans (which include 96
                                      mortgage loans in loan group 1 and 15
                                      mortgage

                                      S-9

                                      loans in loan group 2), representing 74.5
                                      % of the initial outstanding pool balance
                                      (and representing 75.1% of the initial
                                      outstanding loan group 1 balance and 70.4%
                                      of the initial outstanding loan group 2
                                      balance).

                                      Wells Fargo Bank, National Association, as
                                      to 35 mortgage loans (which include 33
                                      mortgage loans in loan group 1 and 2
                                      mortgage loans in loan group 2),
                                      representing 14.2 % of the initial
                                      outstanding pool balance (and representing
                                      15.5% of the initial outstanding loan
                                      group 1 balance and 4.6% of the initial
                                      outstanding loan group 2 balance).

                                      Prudential Mortgage Capital Funding, LLC,
                                      as to 22 mortgage loans (which include 16
                                      mortgage loans in loan group 1 and 6
                                      mortgage loans in loan group 2),
                                      representing 9.3 % of the initial
                                      outstanding pool balance (and representing
                                      7.7% of the initial outstanding loan group
                                      1 balance and 21.3% of the initial
                                      outstanding loan group 2 balance).

                                      SunTrust Bank, as to 9 mortgage loans
                                      (which include 6 mortgage loans in loan
                                      group 1 and 3 mortgage loans in loan group
                                      2), representing 1.9% of the initial
                                      outstanding pool balance (and representing
                                      1.7% of the initial outstanding loan group
                                      1 balance and 3.7% of the initial
                                      outstanding loan group 2 balance).

UNDERWRITERS........................  Morgan Stanley & Co. Incorporated, Banc of
                                      America Securities LLC, Greenwich Capital
                                      Markets, Inc. and SunTrust Capital
                                      Markets, Inc.

CUT-OFF DATE........................  August 1, 2005. For purposes of the information contained in this prospectus
                                      supplement (including the appendices to
                                      this prospectus supplement), scheduled
                                      payments due in August 2005 with respect
                                      to mortgage loans not having payment dates
                                      on the first day of each month have been
                                      deemed received on August 1, 2005, not the
                                      actual day on which such scheduled
                                      payments were due.

CLOSING DATE........................  On or about August    , 2005.

DISTRIBUTION DATE...................  The 13th day of each month, or, if such
                                      13th day is not a business day, the
                                      business day immediately following such
                                      13th day, commencing in September 2005.

RECORD DATE.........................  With respect to each distribution date, the close of business on the last business
                                      day of the preceding calendar month.

                                      S-10

                                      ------------------------------------------
EXPECTED FINAL DISTRIBUTION DATES...     Class A-1             June 13, 2010
                                      ------------------------------------------
                                         Class A-1A            July 13, 2015
                                      ------------------------------------------
                                         Class A-2             August 13, 2010
                                      ------------------------------------------
                                        Class A-AB            December 13, 2014
                                      ------------------------------------------
                                         Class A-3            October 13, 2014
                                      ------------------------------------------
                                        Class A-4A             June 13, 2015
                                      ------------------------------------------
                                        Class A-4B             June 13, 2015
                                      ------------------------------------------
                                         Class X-2            August 13, 2013
                                      ------------------------------------------
                                         Class A-J             July 13, 2015
                                      ------------------------------------------
                                          Class B              July 13, 2015
                                      ------------------------------------------
                                          Class C              July 13, 2015
                                      ------------------------------------------
                                          Class D              July 13, 2015
                                      ------------------------------------------
                                          Class E              July 13, 2015
                                      ------------------------------------------
                                          Class F              July 13, 2015
                                      ------------------------------------------

                                      The Expected Final Distribution Date for
                                      each class of certificates is the date on
                                      which such class is expected to be paid in
                                      full, or in the case of Class X-2 the last
                                      interest payment, assuming no
                                      delinquencies, losses, modifications,
                                      extensions of maturity dates, repurchases
                                      or prepayments of the mortgage loans after
                                      the initial issuance of the certificates.
                                      Any mortgage loans with anticipated
                                      repayment dates are assumed to repay in
                                      full on such dates.

RATED FINAL DISTRIBUTION DATE.......  As to each class of certificates, the distribution date in August 2042.

                              OFFERED CERTIFICATES

GENERAL.............................  We are offering the following fourteen
                                      (14) classes of our Series 2005-HQ6
                                      Commercial Mortgage Pass-Through
                                      Certificates:

                                      o  Class A-l

                                      o  Class A-1A

                                      o  Class A-2

                                      o  Class A-AB

                                      o  Class A-3

                                      o  Class A-4A

                                      S-11

                                      o  Class A-4B

                                      o  Class X-2

                                      o  Class A-J

                                      o  Class B

                                      o  Class C

                                      o  Class D

                                      o  Class E

                                      o  Class F

                                      The entire series will consist of a total
                                      of thirty (30) classes, the following
                                      sixteen (16) of which are not being
                                      offered by this prospectus supplement and
                                      the accompanying prospectus: Class X-1,
                                      Class G, Class H, Class J, Class K, Class
                                      L, Class M, Class N, Class O, Class P,
                                      Class Q, Class S, Class T, Class R-I,
                                      Class R-II and Class R-III.

CERTIFICATE BALANCE.................  Your certificates will have the approximate aggregate initial certificate
                                      balance or notional amount presented in
                                      the chart below and this balance below may
                                      vary by up to 5% on the closing date:

                               -------------------------------------------------
                                Class A-1      $121,200,000 Certificate Balance
                               -------------------------------------------------
                                Class A-1A     $318,834,000 Certificate Balance
                               -------------------------------------------------
                                Class A-2      $337,000,000 Certificate Balance
                               -------------------------------------------------
                                Class A-AB     $111,100,000 Certificate Balance
                               -------------------------------------------------
                                Class A-3      $103,000,000 Certificate Balance
                               -------------------------------------------------
                                Class A-4A   $1,060,595,000 Certificate Balance
                               -------------------------------------------------
                                Class A-4B     $151,514,000 Certificate Balance
                               -------------------------------------------------
                                Class X-2        $2,672,241,000 Notional Amount
                               -------------------------------------------------
                                Class A-J      $175,571,000 Certificate Balance
                               -------------------------------------------------
                                Class B         $24,098,000 Certificate Balance
                               -------------------------------------------------
                                Class C         $34,425,000 Certificate Balance
                               -------------------------------------------------
                                Class D         $27,541,000 Certificate Balance
                               -------------------------------------------------
                                Class E         $24,098,000 Certificate Balance
                               -------------------------------------------------
                                Class F         $27,541,000 Certificate Balance
                               -------------------------------------------------

                                      The certificate balance at any time is the
                                      maximum amount of principal distributable
                                      to a class and is subject to adjustment on
                                      each distribution date to reflect any
                                      reductions resulting from distributions of
                                      principal to

                                      S-12

                                      that class or any allocations of losses to
                                      the certificate balance of that class.

                                      The Class X-1 Certificates, which are
                                      private certificates, and the Class X-2
                                      Certificates will not have certificate
                                      balances; each such class of certificates
                                      will instead represent the right to
                                      receive distributions of interest accrued
                                      as described herein on a notional amount.
                                      The notional amount of the Class X-1
                                      Certificates will be equal to the
                                      aggregate of the certificate balances of
                                      the classes of certificates (other than
                                      the Class X-2, Class R-I, Class R-II,
                                      Class R-III and Class T Certificates)
                                      outstanding from time to time.

                                      The notional amount of the Class X-2
                                      Certificates will equal:

                                      o  during the period from the closing date
                                         through and including the distribution
                                         date occurring in August 2006, the sum
                                         of (a) the lesser of $106,156,000 and
                                         the certificate balance of the Class
                                         A-1 Certificates outstanding from time
                                         to time (b) the lesser of $317,474,000
                                         and the certificate balance of the
                                         Class A-1A Certificates outstanding
                                         from time to time and (c) the aggregate
                                         of the certificate balances of the
                                         Class A-2, Class A-AB, Class A-3, Class
                                         A-4A, Class A-4B, Class A-J, Class B,
                                         Class C, Class D, Class E, Class F,
                                         Class G, Class H, Class J, Class K,
                                         Class L, Class M and Class N
                                         Certificates outstanding from time to
                                         time;

                                      o  during the period following the
                                         distribution date occurring in August
                                         2006 through and including the
                                         distribution date occurring in August
                                         2007, the sum of (a) the lesser of
                                         $1,498,000 and the certificate balance
                                         of the Class A-1 Certificates
                                         outstanding from time to time, (b) the
                                         lesser of $304,236,000 and the
                                         certificate balance of the Class A-1A
                                         Certificates outstanding from time to
                                         time and (c) the aggregate of the
                                         certificate balances of the Class A-2,
                                         Class A-AB, Class A-3, Class A-4A,
                                         Class A-4B, Class A-J, Class B, Class
                                         C, Class D, Class E, Class F, Class G,
                                         Class H, Class J, Class K, Class L,
                                         Class M and Class N Certificates
                                         outstanding from time to time;

                                      o  during the period following the
                                         distribution date occurring in August
                                         2007 through and including the
                                         distribution date occurring in August
                                         2008, the sum of (a) the lesser of
                                         $230,961,000 and the certificate
                                         balance of the Class A-2 Certificates
                                         outstanding from time to time, (b) the
                                         lesser of $290,440,000 and the
                                         certificate balance of the Class A-1A
                                         Certificates outstanding from time to
                                         time, (c) the aggregate of the
                                         certificate balances of the Class A-AB,
                                         Class A-3, Class A-4A, Class A-4B,
                                         Class A-J, Class B, Class C, Class D,
                                         Class E, Class F, Class G, Class H and
                                         Class J Certificates outstanding from
                                         time to time and (d) the lesser of
                                         $37,436,000 and the certificate balance
                                         of the Class K Certificates outstanding
                                         from time to time;

                                      o  during the period following the
                                         distribution date occurring in August
                                         2008 through and including the
                                         distribution date occurring in August
                                         2009, the sum of (a) the lesser of
                                         $129,228,000 and the certificate
                                         balance of the Class A-2 Certificates
                                         outstanding from time to time, (b) the
                                         lesser of $277,376,000 and the
                                         certificate balance of the Class A-1A
                                         Certificates outstanding from time to
                                         time, (c) the aggregate of the
                                         certificate balances of the Class A-

                                      S-13

                                         AB, Class A-3, Class A-4A, Class A-4B,
                                         Class A-J, Class B, Class C, Class D,
                                         Class E, Class F, Class G and Class H
                                         Certificates outstanding from time to
                                         time and (d) the lesser of $17,951,000
                                         and the certificate balance of the
                                         Class J Certificates outstanding from
                                         time to time;

                                      o  during the period following the
                                         distribution date occurring in August
                                         2009 through and including the
                                         distribution date occurring in August
                                         2010, the sum of (a) the lesser of
                                         $1,031,791,000 and the certificate
                                         balance of the Class A-4A Certificates
                                         outstanding from time to time, (b) the
                                         lesser of $164,140,000 and the
                                         certificate balance of the Class A-1A
                                         Certificates outstanding from time to
                                         time, (c) the aggregate of the
                                         certificate balances of the Class A-4B,
                                         Class A-J, Class B, Class C, Class D
                                         Class E, Class F and Class G
                                         Certificates outstanding from time to
                                         time and (d) the lesser of $5,871,000
                                         and the certificate balance of the
                                         Class H Certificates outstanding from
                                         time to time;

                                      o  during the period following the
                                         distribution date occurring in August
                                         2010 through and including the
                                         distribution date occurring in August
                                         2011, the sum of (a) the lesser of
                                         $952,944,000 and the certificate
                                         balance of the Class A-4A Certificates
                                         outstanding from time to time, (b) the
                                         lesser of $156,293,000 and the
                                         certificate balance of the Class A-1A
                                         Certificates outstanding from time to
                                         time, (c) the aggregate of the
                                         certificate balances of the Class A-4B,
                                         Class A-J, Class B, Class C, Class D
                                         and Class E Certificates outstanding
                                         from time to time and (d) the lesser of
                                         $24,919,000 and the certificate balance
                                         of the Class F Certificates outstanding
                                         from time to time;

                                      o  during the period following the
                                         distribution date occurring in August
                                         2011 through and including the
                                         distribution date occurring in August
                                         2012, the sum of (a) the lesser of
                                         $845,317,000 and the certificate
                                         balance of the Class A-4A Certificates
                                         outstanding from time to time, (b) the
                                         lesser of $148,905,000 and the
                                         certificate balance of the Class A-1A
                                         Certificates outstanding from time to
                                         time, (c) the aggregate of the
                                         certificate balances of the Class A-4B,
                                         Class A-J, Class B, Class C and Class D
                                         Certificates outstanding from time to
                                         time and (d) the lesser of $15,904,000
                                         and the certificate balance of the
                                         Class E Certificates outstanding from
                                         time to time;

                                      o  during the period following the
                                         distribution date occurring in August
                                         2012 through and including the
                                         distribution date occurring in August
                                         2013, the sum of (a) the lesser of
                                         $772,866,000 and the certificate
                                         balance of the Class A-4A Certificates
                                         outstanding from time to time, (b) the
                                         lesser of $141,910,000 and the
                                         certificate balance of the Class A-1A
                                         Certificates outstanding from time to
                                         time, (c) the aggregate of the
                                         certificate balances of the Class A-4B,
                                         Class A-J, Class B and Class C
                                         Certificates outstanding from time to
                                         time and (d) the lesser of $13,330,000
                                         and the certificate balance of the
                                         Class D Certificates outstanding from
                                         time to time; and

                                      o  following the distribution date
                                         occurring in August 2013, $0.

                                      S-14

                                      Accordingly, the notional amount of the
                                      Class X-1 Certificates will be reduced on
                                      each distribution date by any
                                      distributions of principal actually made
                                      on, and any losses actually allocated to
                                      the certificate balance of, any class of
                                      certificates (other than the Class X-1,
                                      Class X-2, Class R-I, Class R-II and Class
                                      R-III Certificates) outstanding from time
                                      to time. The notional amount of the Class
                                      X-2 Certificates will be reduced on each
                                      distribution date by any distributions of
                                      principal actually made on, and any losses
                                      actually allocated to the certificate
                                      balance of any component and any class of
                                      Certificates included in the calculation
                                      of the notional amount for the Class X-2
                                      Certificates on such distribution date, as
                                      described above. Holders of the Class X-2
                                      Certificates will not be entitled to
                                      distributions of interest at any time
                                      following the distribution date occurring
                                      in August 2013.

PASS-THROUGH RATES..................  Your certificates will accrue interest at an annual rate called a pass-through rate.
                                      The following table lists the initial
                                      pass-through rates for each class of
                                      offered certificates:

                                      ------------------------------------------
                                         Class A-1% (Fixed)
                                      ------------------------------------------
                                        Class A-1A               % (Fixed)
                                      ------------------------------------------
                                         Class A-2% (Fixed)
                                      ------------------------------------------
                                        Class A-AB               % (Fixed)
                                      ------------------------------------------
                                         Class A-3% (Fixed)
                                      ------------------------------------------
                                        Class A-4A               % (Fixed)
                                      ------------------------------------------
                                        Class A-4B               % (Fixed)
                                      ------------------------------------------
                                         Class X-2             % Variable IO
                                      ------------------------------------------
                                         Class A-J               % (Fixed)
                                      ------------------------------------------
                                          Class B                % (Fixed)
                                      ------------------------------------------
                                          Class C                % (Fixed)
                                      ------------------------------------------
                                          Class D                % (Fixed)
                                      ------------------------------------------
                                          Class E                % (Fixed)
                                      ------------------------------------------
                                          Class F                % (Fixed)
                                      ------------------------------------------

                                      Interest on your certificates will be
                                      calculated on the basis of a 360-day year
                                      consisting of twelve 30-day months, also
                                      referred to in this prospectus supplement
                                      as a 30/360 basis.

                                      The Class A-1, Class A-1A, Class A-2,
                                      Class A-AB, Class A-3, Class A-4A, Class
                                      A-4B, Class A-J, Class B, Class C, Class
                                      D, Class E and Class F Certificates will,
                                      at all times, accrue interest at a per
                                      annum rate equal to (i) a fixed rate, (ii)
                                      a fixed rate subject to a cap equal to the

                                      S-15

                                      weighted average net mortgage rate or
                                      (iii) a rate equal to the weighted average
                                      net mortgage rate less a specified
                                      percentage, which percentage may be zero.
                                      The initial pass-through rate for the
                                      Class X-2 Certificates is approximate. The
                                      pass-through rate for the Class X-2
                                      Certificates is variable and, subsequent
                                      to the initial distribution date, will be
                                      determined as described in this prospectus
                                      supplement.

                                      The weighted average net mortgage rate for
                                      a particular distribution date is a
                                      weighted average of the interest rates on
                                      the mortgage loans minus a weighted
                                      average annual administrative cost rate,
                                      which includes the master servicing fee
                                      rate, any excess servicing fee rate and
                                      the trustee fee rate. The relevant
                                      weighting is based upon the respective
                                      principal balances of the mortgage loans
                                      as in effect immediately prior to the
                                      relevant distribution date. For purposes
                                      of calculating the weighted average net
                                      mortgage rate, the mortgage loan interest
                                      rates will not reflect any default
                                      interest rate. The mortgage loan interest
                                      rates will also be determined without
                                      regard to any loan term modifications
                                      agreed to by the special servicer or
                                      resulting from any borrower's bankruptcy
                                      or insolvency. In addition, for purposes
                                      of calculating the weighted average net
                                      mortgage rate, if a mortgage loan does not
                                      accrue interest on a 30/360 basis, its
                                      interest rate for any month will, in
                                      general, be deemed to be the rate per
                                      annum that, when calculated on a 30/360
                                      basis, will produce the amount of interest
                                      that actually accrues on that mortgage
                                      loan in that month.

                                      The pass-through rate applicable to the
                                      Class X-1 Certificates for the initial
                                      distribution date will equal approximately
                                         % per annum.

                                      The pass-through rate applicable to the
                                      Class X-1 Certificates for each
                                      distribution date subsequent to the
                                      initial distribution date will equal the
                                      weighted average of the respective strip
                                      rates (the "Class X-1 Strip Rates") at
                                      which interest accrues from time to time
                                      on the respective components of the total
                                      notional amount of the Class X-1
                                      Certificates outstanding immediately prior
                                      to the related distribution date (weighted
                                      on the basis of the respective balances of
                                      such components outstanding immediately
                                      prior to such distribution date). Each of
                                      those components will be comprised of all
                                      or a designated portion of the certificate
                                      balance of one of the classes of the
                                      Principal Balance Certificates. In
                                      general, the certificate balance of each
                                      class of Principal Balance Certificates
                                      will constitute a separate component of
                                      the total notional amount of the Class X-1
                                      Certificates; provided that, if a portion,
                                      but not all, of the certificate balance of
                                      any particular class of Principal Balance
                                      Certificates is identified under
                                      "--Certificate Balance" above as being
                                      part of the total notional amount of the
                                      Class X-2 Certificates immediately prior
                                      to any distribution date, then that
                                      identified portion of such certificate
                                      balance will also represent one or more
                                      separate components of the total notional
                                      amount of the Class X-1 Certificates for
                                      purposes of calculating the accrual of
                                      interest for the related distribution
                                      date, and the remaining portion of such
                                      certificate balance will represent one or
                                      more other separate components of the
                                      Class X-1 Certificates for purposes of
                                      calculating the accrual of interest for
                                      the related distribution date. For any
                                      distribution date occurring in or before
                                      August 2013, on any particular component
                                      of the total notional amount of the Class
                                      X-1 Certificates immediately prior to the
                                      related distribution date, the applicable
                                      Class X-1 Strip Rate will be calculated as
                                      follows:

                                      S-16

                                      o  if such particular component consists
                                         of the entire certificate balance (or a
                                         designated portion of that certificate
                                         balance) of any class of Principal
                                         Balance Certificates, and if such
                                         entire certificate balance (or that
                                         designated portion) also constitutes a
                                         component of the total notional amount
                                         of the Class X-2 Certificates
                                         immediately prior to the related
                                         distribution date, then the applicable
                                         Class X-1 Strip Rate will equal the
                                         excess, if any, of (a) the weighted
                                         average net mortgage rate for such
                                         distribution date, over (b) the greater
                                         of (i) the rate per annum corresponding
                                         to such distribution date as set forth
                                         on Schedule B attached to this
                                         prospectus supplement and (ii) the
                                         pass-through rate for such distribution
                                         date for such class of Principal
                                         Balance Certificates; and

                                      o  if such particular component consists
                                         of the entire certificate balance (or a
                                         designated portion of that certificate
                                         balance) of any class of Principal
                                         Balance Certificates, and if such
                                         entire certificate balance (or that
                                         designated portion) does not also
                                         constitute a component of the total
                                         notional amount of the Class X-2
                                         Certificates immediately prior to the
                                         related distribution date, then the
                                         applicable Class X-1 Strip Rate will
                                         equal the excess, if any, of (a) the
                                         weighted average net mortgage rate for
                                         such distribution date, over (b) the
                                         pass-through rate for such distribution
                                         date for such class of Principal
                                         Balance Certificates.

                                      For any distribution date occurring after
                                      August 2013, the certificate balance of
                                      each class of Principal Balance
                                      Certificates will constitute a separate
                                      component of the total notional amount of
                                      the Class X-1 Certificates, and the
                                      applicable Class X-1 Strip Rate with
                                      respect to each such component for each
                                      such distribution date will equal the
                                      excess, if any, of (a) the weighted
                                      average net mortgage rate for such
                                      distribution date, over (b) the
                                      pass-through rate for such distribution
                                      date for such class of Principal Balance
                                      Certificates. Under no circumstances will
                                      any Class X-1 Strip Rate be less than
                                      zero.

                                      The pass-through rate applicable to the
                                      Class X-2 Certificates for the initial
                                      distribution date will equal approximately
                                      % per annum. The pass-through rate
                                      applicable to the Class X-2 Certificates
                                      for each distribution date subsequent to
                                      the initial distribution date and on or
                                      before the distribution date in August
                                      2013 will equal the weighted average of
                                      the respective strip rates (the "Class X-2
                                      Strip Rates") at which interest accrues
                                      from time to time on the respective
                                      components of the total notional amount of
                                      the Class X-2 Certificates outstanding
                                      immediately prior to the related
                                      distribution date (weighted on the basis
                                      of the respective balances of such
                                      components outstanding immediately prior
                                      to such distribution date). Each of those
                                      components will be comprised of all or a
                                      designated portion of the certificate
                                      balance of a specified class of Principal
                                      Balance Certificates. If all or a
                                      designated portion of the certificate
                                      balance of any class of Principal Balance
                                      Certificates is identified under
                                      "--Certificate Balance" above as being
                                      part of the total notional amount of the
                                      Class X-2 Certificates immediately prior
                                      to any distribution date, then that
                                      certificate balance (or designated portion
                                      of it) will represent one or more separate
                                      components of the total notional amount of
                                      the Class X-2 Certificates for purposes of
                                      calculating the accrual of interest for
                                      the related distribution date. For any
                                      distribution date occurring in or before

                                      S-17

                                      August 2013, on any particular component
                                      of the total notional amount of the Class
                                      X-2 Certificates immediately prior to the
                                      related distribution date, the applicable
                                      Class X-2 Strip Rate will equal the
                                      excess, if any, of:

                                      o  the lesser of (a) the rate per annum
                                         corresponding to such distribution date
                                         as set forth on Schedule B attached to
                                         this prospectus supplement and (b) the
                                         weighted average net mortgage rate for
                                         such distribution date, over

                                      o  the pass-through rate for such
                                         distribution date for the class of
                                         Principal Balance Certificates whose
                                         certificate balance, or a designated
                                         portion of it, comprises such
                                         component.

                                      Under no circumstances will any Class X-2
                                      Strip Rate be less than zero.

                                      The Class G, Class H, Class J and Class K
                                      Certificates will, at all times, accrue
                                      interest at a per annum rate equal to (i)
                                      a fixed rate, (ii) a fixed rate subject to
                                      a cap equal to the weighted average net
                                      mortgage rate, or (iii) a rate equal to
                                      the weighted average net mortgage rate
                                      less a specified percentage, which
                                      percentage may be zero. The pass-through
                                      rate applicable to the Class L, Class M,
                                      Class N, Class O, Class P, Class Q and
                                      Class S Certificates will, at all times,
                                      be a per annum rate equal to the lesser of
                                      % and the weighted average net mortgage
                                      rate. The Class T Certificates do not have
                                      a pass-through rate and are entitled to
                                      receive only excess interest on ARD loans
                                      following the anticipated repayment date
                                      of such ARD loans.

DISTRIBUTIONS

     A.  AMOUNT AND ORDER
            OF DISTRIBUTIONS........  On each distribution date, funds available for distribution from the mortgage loans,
                                      net of excess interest, excess liquidation
                                      proceeds and specified trust expenses,
                                      including all servicing fees, trustee fees
                                      and related compensation, will be
                                      distributed in the following amounts and
                                      priority:

                                           Step l/Class A Senior and Class X: To
                                      interest, concurrently,

                                      o  on Classes A-1, A-2, A-3, A-AB and A-4
                                         from the portion of the available
                                         distribution amount for such
                                         distribution date that is attributable
                                         to the mortgage loans in loan group 1,
                                         pro rata, in accordance with their
                                         interest entitlements, provided that
                                         interest distributed to the Class A-4
                                         Certificates will be applied first to
                                         Class A-4A up to its interest
                                         entitlements and then to Class A-4B up
                                         to its interest entitlements;

                                      o  on Class A-1A, from the portion of the
                                         available distribution amount for such
                                         distribution date that is attributable
                                         to the mortgage loans in loan group 2;
                                         and

                                      o  on Class X-1 and Class X-2, pro rata,
                                         from the available distribution amount,
                                         in each case in accordance with their
                                         interest entitlements;

                                      provided, however, that if the portion of
                                      available distribution amount attributable
                                      to either loan group is insufficient to
                                      pay in full the total

                                      S-18

                                      amount of interest to be distributed with
                                      respect to any of the Class A Senior or
                                      Class X Certificates on such Distribution
                                      Date as described above, the available
                                      distribution amount will be allocated
                                      among all those classes pro rata in
                                      proportion to the respective amounts of
                                      interest payable thereon for such
                                      Distribution Date, without regard to loan
                                      group, provided that interest distributed
                                      to the Class A-4 Certificates will be
                                      applied first to Class A-4A up to its
                                      interest entitlements and then to Class
                                      A-4B up to its interest entitlements.

                                           Step 2/Class A Senior: To the extent
                                      of amounts then required to be distributed
                                      as principal, concurrently,

                                      (a) to Class A-AB, Class A-1, Class A-2,
                                      Class A-3 and Class A-4,

                                      o  first, to the Class A-AB Certificates,
                                         from the portion of such amounts
                                         attributable to loan group 1 and, after
                                         the principal balance of the Class A-1A
                                         Certificates has been reduced to zero,
                                         the portion of such amounts
                                         attributable to loan group 2 remaining
                                         after payments to the Class A-1A
                                         certificates have been made on such
                                         distribution date, until such
                                         Certificates are reduced to their
                                         Planned Principal Balance,

                                      o  second, to the Class A-1 Certificates,
                                         from the portion of such amounts
                                         attributable to loan group 1 and, after
                                         the principal balance of the Class A-1A
                                         Certificates has been reduced to zero,
                                         the portion of such amounts
                                         attributable to loan group 2 remaining
                                         after payments to the Class A-1A and
                                         Class A-AB (in respect of its Planned
                                         Principal Balance) Certificates have
                                         been made on such distribution date,
                                         until the Class A-1 Certificates are
                                         reduced to zero,

                                      o  third, to the Class A-2 Certificates,
                                         from the portion of such amounts
                                         attributable to loan group 1 and, after
                                         the principal balance of the Class A-1A
                                         Certificates has been reduced to zero,
                                         the portion of such amounts
                                         attributable to loan group 2 remaining
                                         after payments to the Class A-1A, Class
                                         A-AB (in respect of its Planned
                                         Principal Balance) and Class A-1
                                         Certificates have been made on such
                                         distribution date, until the Class A-2
                                         Certificates are reduced to zero,

                                      o  fourth, to the Class A-3 Certificates,
                                         from the portion of such amounts
                                         attributable to loan group 1 and, after
                                         the principal balance of the Class A-1A
                                         Certificates has been reduced to zero,
                                         the portion of such amounts
                                         attributable to loan group 2 remaining
                                         after payments to the Class A-1A, Class
                                         A-AB (in respect of its Planned
                                         Principal Balance), Class A-1 and Class
                                         A-2 Certificates have been made on such
                                         distribution date, until the Class A-3
                                         Certificates are reduced to zero,

                                      o  fifth, to the Class A-AB Certificates,
                                         from the portion of such amounts
                                         attributable to loan group 1 and, after
                                         the principal balance of the Class A-1A
                                         Certificates has been reduced to zero,
                                         the portion of such amounts
                                         attributable to loan group 2 remaining
                                         after payments to the Class A-1A, Class
                                         A-AB (in respect of its Planned
                                         Principal Balance), Class A-1, Class
                                         A-2 and Class A-3 Certificates have
                                         been made on such distribution date,
                                         until the Class A-AB Certificates are
                                         reduced to zero,

                                      S-19

                                      o  sixth, to the Class A-4A Certificates,
                                         from the portion of such amounts
                                         attributable to loan group 1 and, after
                                         the principal balance of the Class A-1A
                                         Certificates has been reduced to zero,
                                         the portion of such amounts
                                         attributable to loan group 2 remaining
                                         after payments to the Class A-1A, Class
                                         A-AB, Class A-1, Class A-2 and Class
                                         A-3 Certificates have been made on such
                                         distribution date, until the Class A-4A
                                         Certificates are reduced to zero; and

                                      o  seventh, to the Class A-4B
                                         Certificates, from the portion of such
                                         amounts attributable to loan group 1
                                         and, after the principal balance of the
                                         Class A-1A Certificates has been
                                         reduced to zero, the portion of such
                                         amounts attributable to loan group 2
                                         remaining after payments to the Class
                                         A-1A, Class A-AB, Class A-1, Class A-2,
                                         Class A-3 and Class A-4A Certificates
                                         have been made on such distribution
                                         date, until the Class A-4B Certificates
                                         are reduced to zero.

                                      (b) to Class A-1A, from the portion of
                                      such amounts attributable to loan group 2
                                      and, after the principal balance of the
                                      Class A-4 Certificates has been reduced to
                                      zero, the portion of such amounts
                                      attributable to loan group 1 remaining
                                      after payments to the Class A-AB, Class
                                      A-1, Class A-2, Class A-3 and Class A-4
                                      Certificates have been made on such
                                      distribution date, until its principal
                                      balance is reduced to zero.

                                      If the principal amount of each class of
                                      certificates other than Classes A-1, A-1A,
                                      A-2, A-AB, A-3 and A-4 has been reduced to
                                      zero as a result of losses on the mortgage
                                      loans or an appraisal reduction, principal
                                      will be distributed to Classes A-1, A-1A,
                                      A-2, A-AB, A-3 and A-4, pro rata, provided
                                      that principal distributed to Class A-4
                                      will be applied first to Class A-4A until
                                      reduced to zero and then to Class A-4B
                                      until reduced to zero.

                                           Step 3/Class A Senior and Class X: To
                                      reimburse Classes A-1, A-1A, A-2, A-AB,
                                      A-3 and A-4 and, in respect of interest
                                      only, Classes X-1 and X-2, pro rata, for
                                      any previously unreimbursed losses on the
                                      mortgage loans that were previously borne
                                      by those classes, together with interest
                                      at the applicable pass-through rate,
                                      provided that all reimbursements with
                                      respect to the Class A-4 Certificates will
                                      be allocated first to the Class A-4A
                                      Certificates until all unreimbursed losses
                                      are reimbursed and then to the Class A-4B
                                      Certificates until all unreimbursed losses
                                      are reimbursed.

                                           Step 4/Class A-J: To Class A-J as
                                      follows: (a) to interest on Class A-J in
                                      the amount of its interest entitlement;
                                      (b) to the extent of amounts required to
                                      be distributed as principal, to principal
                                      on Class A-J in the amount of its
                                      principal entitlement until its principal
                                      balance is reduced to zero; and (c) to
                                      reimburse Class A-J for any previously
                                      unreimbursed losses on the mortgage loans
                                      that were previously borne by that class,
                                      together with interest at the applicable
                                      pass-through rate.

                                           Step 5/Class B: To Class B in a
                                      manner analogous to the Class A-J
                                      allocation of Step 4.

                                           Step 6/Class C: To Class C in a
                                      manner analogous to the Class A-J
                                      allocations of Step 4.

                                      S-20

                                           Step 7/Class D: To Class D in a
                                      manner analogous to the Class A-J
                                      allocations of Step 4.

                                           Step 8/Class E: To Class E in a
                                      manner analogous to the Class A-J
                                      allocations of Step 4.

                                           Step 9/Class F: To Class F in a
                                      manner analogous to the Class A-J
                                      allocations of Step 4.

                                           Step 10/Subordinate Private
                                      Certificates: To these certificates in the
                                      amounts and order of priority described in
                                      this prospectus supplement.

                                      Each certificateholder will receive its
                                      share of distributions on its class of
                                      certificates on a pro rata basis with all
                                      other holders of certificates of the same
                                      class. See "Description of the Offered
                                      Certificates-Distributions" in this
                                      prospectus supplement.

     B.  INTEREST AND
            PRINCIPAL ENTITLEMENTS..  A description of the interest entitlement payable to each Class can be found in
                                      "Description of the Offered
                                      Certificates--Distributions" in this
                                      prospectus supplement. As described in
                                      that section, there are circumstances
                                      relating to the timing of prepayments in
                                      which your interest entitlement for a
                                      distribution date could be less than one
                                      full month's interest at the pass-through
                                      rate on your certificate's principal
                                      balance. In addition, the right of each
                                      master servicer, the special servicer, the
                                      trustee and the fiscal agent to
                                      reimbursement for payment of
                                      nonrecoverable advances will be prior to
                                      your right to receive distributions of
                                      principal or interest.

                                      The Class T and Class X Certificates and
                                      the residual certificates will not be
                                      entitled to principal distributions. The
                                      amount of principal required to be
                                      distributed on the classes entitled to
                                      principal on a particular distribution
                                      date will, in general, be equal to:

                                      o  the principal portion of all scheduled
                                         payments, other than balloon payments,
                                         to the extent received or advanced by
                                         the applicable master servicer or other
                                         party (in accordance with the Pooling
                                         and Servicing Agreement) during the
                                         related collection period;

                                      o  all principal prepayments and the
                                         principal portion of balloon payments
                                         received during the related collection
                                         period;

                                      o  the principal portion of other
                                         collections on the mortgage loans
                                         received during the related collection
                                         period, such as liquidation proceeds,
                                         condemnation proceeds, insurance
                                         proceeds and income on "real estate
                                         owned"; and

                                      o  the principal portion of proceeds of
                                         mortgage loan repurchases received
                                         during the related collection period,

                                      subject, however, to the adjustments
                                      described in this prospectus supplement.
                                      See the definition of "Principal
                                      Distribution Amount" in the "Glossary of
                                      Terms."

     C.  PREPAYMENT
            PREMIUMS/YIELD
            MAINTENANCE CHARGES.....  The manner in which any prepayment premiums and yield maintenance charges
                                      received during a particular collection
                                      period will be allocated to the Class X
                                      Certificates, on the one hand, and the
                                      classes of certificates entitled to
                                      principal, on the other hand, is described
                                      in

                                      S-21

                                      "Description of the Offered
                                      Certificates--Distributions" in this
                                      prospectus supplement.

SUBORDINATION

     A.  GENERAL....................  The chart below describes the manner in which the rights of various classes will
                                      be senior to the rights of other classes.
                                      Entitlement to receive principal and
                                      interest (other than certain excess
                                      interest in connection with any
                                      hyperamortizing loan) on any distribution
                                      date is depicted in descending order. The
                                      manner in which mortgage loan losses
                                      (including interest other than certain
                                      excess interest in connection with any
                                      hyperamortizing loan) are allocated is
                                      depicted in ascending order.

                                            ------------------------------
                                               Class A-l, Class A-1A*,
                                                Class A-2, Class A-AB,
                                                Class A-3, Class A-4,
                                                      Class X-1**
                                                   and Class X-2**
                                            ------------------------------

                                            ------------------------------
                                                      Class A-J
                                            ------------------------------

                                            ------------------------------
                                                       Class B
                                            ------------------------------

                                            ------------------------------
                                                       Class C
                                            ------------------------------

                                            ------------------------------
                                                       Class D
                                            ------------------------------

                                            ------------------------------
                                                       Class E
                                            ------------------------------

                                            ------------------------------
                                                      Classes F
                                            ------------------------------

                                            ------------------------------
                                                      Class G-S
                                            ------------------------------

                                      NO OTHER FORM OF CREDIT ENHANCEMENT WILL
                                      BE AVAILABLE TO YOU AS A HOLDER OF OFFERED
                                      CERTIFICATES. NOTWITHSTANDING THE
                                      FOREGOING, LOSSES ALLOCATED TO THE CLASS
                                      A-4 CERTIFICATES WILL BE APPLIED FIRST TO
                                      THE CLASS A-4B CERTIFICATES UNTIL REDUCED
                                      TO ZERO AND THEN TO THE CLASS A-4A
                                      CERTIFICATES UNTIL REDUCED TO ZERO.

                                      * The Class A-1A Certificates have a
                                      priority entitlement to principal payments
                                      received in respect of mortgage loans
                                      included in loan group 2. The Class A-1,
                                      Class A-2, Class A-AB, Class A-3 and Class
                                      A-4 Certificates have a priority
                                      entitlement to principal payments received
                                      in respect of mortgage loans included in
                                      loan group 1, provided that

                                      S-22

                                      amounts distributed as principal to the
                                      Class A-4 Certificates will first be
                                      applied to the Class A-4A Certificates
                                      until reduced to zero and then to the
                                      Class A-4B Certificates until reduced to
                                      zero. See "Description of the Offered
                                      Certificates--Distributions" in this
                                      prospectus supplement.

                                      ** Interest only certificates. No
                                      principal payments or realized loan losses
                                      in respect of principal will be allocated
                                      to the Class X-1 or Class X-2
                                      Certificates. However, any loan losses
                                      will reduce the notional amount of the
                                      Class X-1 Certificates and loan losses
                                      allocated to any component and any class
                                      of Certificates included in the
                                      calculation of the notional amount for the
                                      Class X-2 Certificates will reduce the
                                      notional amount of the Class X-2
                                      Certificates.

                                      The Class A-AB Certificates have priority
                                      with respect to receiving distributions of
                                      principal from the portion of such amounts
                                      attributable to Loan Group 1 and, after
                                      the principal balance of the Class A-1A
                                      Certificates has been reduced to zero, the
                                      portion of such amounts attributable to
                                      Loan Group 2, to reduce its Certificate
                                      Balance to the Planned Principal Balance,
                                      as described in this prospectus
                                      supplement.

     B.  SHORTFALLS IN
            AVAILABLE FUNDS.........  Shortfalls in available funds will reduce amounts available for distribution and
                                      will be allocated in the same manner as
                                      mortgage loan losses. Among the causes of
                                      these shortfalls are the following:

                                      o  shortfalls resulting from compensation
                                         which the special servicer is entitled
                                         to receive;

                                      o  shortfalls resulting from interest on
                                         advances made by the applicable master
                                         servicer, the trustee or the fiscal
                                         agent, to the extent not covered by
                                         default interest and late payment
                                         charges paid by the borrower; and

                                      o  shortfalls resulting from a reduction
                                         of a mortgage loan's interest rate by a
                                         bankruptcy court or from other
                                         unanticipated, extraordinary or
                                         default-related expenses of the trust.

                                      Shortfalls in mortgage loan interest as a
                                      result of the timing of voluntary and
                                      involuntary prepayments (net of certain
                                      amounts required to be used by the
                                      applicable master servicer to offset such
                                      shortfalls) will be allocated to each
                                      class of certificates, pro rata, in
                                      accordance with their respective interest
                                      entitlements as described herein.

                       INFORMATION ABOUT THE MORTGAGE POOL

CHARACTERISTICS OF THE MORTGAGE POOL

     A.  GENERAL....................  All numerical information in this prospectus supplement concerning the
                                      mortgage loans is approximate. All
                                      weighted average information regarding the
                                      mortgage loans reflects the weighting of
                                      the mortgage loans based upon their
                                      outstanding principal balances as of the
                                      cut-off date. With respect to mortgage
                                      loans not having due dates on the first
                                      day of each month, scheduled payments due
                                      in August 2005 have been deemed received
                                      on August 1, 2005.

     B.  PRINCIPAL BALANCES.........  The trust's primary assets will be 177 mortgage loans (which include 151 mortgage
                                      loans in loan group 1 and 26 mortgage
                                      loans in group 2) with an aggregate
                                      principal balance as of the cut-off date
                                      of

                                      S-23

                                      approximately $2,754,054,199 (which
                                      includes $2,435,219,846 in loan group 1
                                      and $318,834,354 in loan group 2). It is
                                      possible that the aggregate mortgage loan
                                      balance, the initial outstanding loan
                                      group 1 balance and the initial
                                      outstanding loan group 2 balance will vary
                                      by up to 5% on the closing date. As of the
                                      cut-off date, the principal balance of the
                                      mortgage loans in the mortgage pool ranged
                                      from approximately $1,269,680 to
                                      approximately $340,000,000 (and the
                                      balances of the mortgage loans ranged from
                                      approximately $1,269,680 to approximately
                                      $340,000,000 in loan group 1 and from
                                      approximately $1,715,775 to approximately
                                      $82,750,000 in loan group 2) and the
                                      mortgage loans had an approximate average
                                      balance of $15,559,628 (and an approximate
                                      average balance of $16,127,284 in loan
                                      group 1 and $12,262,860 in loan group 2).

     C.  FEE SIMPLE/LEASEHOLD.......  Five hundred forty-one (541) mortgaged properties, securing mortgage loans
                                      representing 87.2% of the initial
                                      outstanding pool balance (which include
                                      five hundred twelve (512) mortgaged
                                      properties in loan group 1, representing
                                      85.5% of the initial outstanding loan
                                      group 1 balance, and twenty-nine (29)
                                      mortgaged properties in loan group 2,
                                      representing 100.0% of the initial
                                      outstanding loan group 2 balance), are
                                      subject to a first mortgage lien on a fee
                                      simple estate in such mortgaged
                                      properties.

                                      Five (5) mortgaged properties, securing
                                      mortgage loans representing 11.9% of the
                                      initial outstanding pool balance (and
                                      representing 13.5% of the initial
                                      outstanding loan group 1 balance), are
                                      subject to a first mortgage lien on a fee
                                      interest in a portion of such mortgaged
                                      property and a leasehold interest in the
                                      remaining portion of such mortgaged
                                      property.

                                      Three (3) mortgaged properties, securing
                                      mortgage loans representing 0.9% of the
                                      initial outstanding pool balance (and
                                      representing 1.0% of the initial
                                      outstanding loan group 1 balance), are
                                      subject to a first mortgage lien on a
                                      leasehold interest in such mortgaged
                                      property.

     D.  PROPERTY TYPES.............  The following table shows how the mortgage loans are secured by collateral which is
                                      distributed among different types of
                                      properties.

                      ----------------------------------------------------------
                                                                     Number of
                                            Percentage of Initial    Mortgaged
                      Property Type        Outstanding Pool Balance  Properties
                      ----------------------------------------------------------
                      Retail                        35.2%                273
                      ----------------------------------------------------------
                      Office                        23.3%                 32
                      ----------------------------------------------------------
                      Mixed Use                     15.3%                  9
                      ----------------------------------------------------------
                      Multifamily                   11.2%                 33
                      ----------------------------------------------------------
                      Self Storage                   8.2%                172
                      ----------------------------------------------------------
                      Hospitality                    3.9%                 18
                      ----------------------------------------------------------
                      Industrial/Warehouse           2.8%                 11
                      ----------------------------------------------------------
                      RV Park                        0.1%                  1
                      ----------------------------------------------------------
                      Total                          100%                549
                      ----------------------------------------------------------

                                      S-24

                                      For information regarding the types of
                                      properties securing the mortgage loans
                                      included in loan group 1 or loan group 2,
                                      see Appendix I to this prospectus
                                      supplement.

     E.  PROPERTY LOCATION..........  The number of mortgaged properties, and the approximate percentage of the
                                      aggregate principal balance of the
                                      mortgage loans secured by mortgaged
                                      properties located in the geographic areas
                                      with the highest concentrations of
                                      mortgaged properties, are as described in
                                      the table below:

                           -----------------------------------------------------
                                                                       Number of
                                             Percentage of Initial     Mortgaged
                           Geographic Area  Outstanding Pool Balance  Properties
                           -----------------------------------------------------
                           New York                  28.3%                24
                           -----------------------------------------------------
                           California                14.7%                44
                           -----------------------------------------------------
                              Northern                8.5%                19
                           -----------------------------------------------------
                              Southern                6.2%                25
                           -----------------------------------------------------
                           Florida                    9.4%                29
                           -----------------------------------------------------
                           Texas                      6.3%                132
                           -----------------------------------------------------
                           New Mexico                 4.8%                 8
                           -----------------------------------------------------

                                      The remaining mortgaged properties are
                                      located throughout 38 states. None of
                                      these states has a concentration of
                                      mortgaged properties that represents
                                      security for more than 3.9% of the
                                      aggregate principal balance of the
                                      mortgage loans, as of the cut-off date.
                                      Northern California includes areas with
                                      zip codes above 93600 and Southern
                                      California includes areas with zip codes
                                      of 93600 and below.

                                      For information regarding the location of
                                      properties securing the mortgage loans
                                      included in loan group 1 or loan group 2,
                                      see Appendix I to this prospectus
                                      supplement

     F.  OTHER MORTGAGE
            LOAN FEATURES...........  As of the cut-off date, the mortgage loans had the following characteristics:

                                      o  No scheduled payment of principal and
                                         interest on any mortgage loan was
                                         thirty days or more past due, and no
                                         mortgage loan had been thirty days or
                                         more delinquent in the past year.

                                      o  Seventeen (17) groups of mortgage loans
                                         were made to the same borrower or to
                                         borrowers that are affiliated with one
                                         another through partial or complete
                                         direct or indirect common ownership
                                         (which include thirteen (13) groups of
                                         mortgage loans in loan group 1, two (2)
                                         groups of mortgage loans in group 2 and
                                         two (2) groups of mortgage loans in
                                         loan group 1 and loan group 2). Of
                                         these seventeen (17) groups, the 3
                                         largest groups represent 6.2%, 2.4% and
                                         1.7%, respectively, of the initial
                                         outstanding pool balance. The related
                                         borrower concentrations of the 3
                                         largest groups in loan group 1
                                         represent 7.0%, 2.7% and 1.9%,
                                         respectively, of the initial
                                         outstanding loan group 1 balance, and
                                         the 2 groups in loan group 2 represent
                                         9.2% and 8.8%, respectively, of the
                                         initial outstanding loan group 2
                                         balance or

                                      S-25

                                         0.9% and 0.2% of the initial
                                         outstanding loan group 1 and loan group
                                         2 balance, as the case may be.

                                      o  Two hundred sixteen (216) mortgaged
                                         properties, securing mortgage loans
                                         representing 3.9% of the initial
                                         outstanding pool balance (and
                                         representing 4.4% of the initial
                                         outstanding loan group 1 balance), are
                                         each 100% leased to a single tenant.

                                      o  All of the mortgage loans bear interest
                                         at fixed rates.

                                      o  Fixed periodic payments on the mortgage
                                         loans are generally determined assuming
                                         interest is calculated on a 30/360
                                         basis, but interest actually accrues
                                         and is applied on certain mortgage
                                         loans on an actual/360 basis.
                                         Accordingly, there will be less
                                         amortization of the principal balance
                                         during the term of these mortgage
                                         loans, resulting in a higher final
                                         payment on these mortgage loans.

                                      o  No mortgage loan permits negative
                                         amortization or the deferral of accrued
                                         interest (except excess interest that
                                         would accrue in the case of any
                                         hyperamortizing loan after the
                                         applicable anticipated repayment date).

     G.  BALLOON LOANS/ARD LOANS....  As of the cut-off date, the mortgage loans had the following additional
                                      characteristics:

                                      o  One hundred seventy-seven (177)
                                         mortgage loans, representing 100.0% of
                                         the initial outstanding pool balance,
                                         are "balloon loans" (which include one
                                         hundred fifty-one (151) mortgage loans
                                         in loan group 1, representing 100.0% of
                                         the initial outstanding loan group 1
                                         balance, and twenty-six (26) mortgage
                                         loans in loan group 2, representing
                                         100.0% of the initial outstanding loan
                                         group 2 balance). Five (5) of these
                                         mortgage loans, representing 8.5% of
                                         the initial outstanding pool balance,
                                         are ARD loans (which include three (3)
                                         mortgage loans in loan group 1,
                                         representing 8.0% of the initial
                                         outstanding loan group 1 balance, and
                                         two (2) mortgage loans in loan group 2,
                                         representing 12.2% of the initial
                                         outstanding loan group 2 balance). For
                                         purposes of this prospectus supplement,
                                         we consider a mortgage loan to be a
                                         "balloon loan" if its principal balance
                                         is not scheduled to be fully or
                                         substantially amortized by the loan's
                                         stated maturity date or anticipated
                                         repayment date, as applicable.

     H.  INTEREST ONLY LOANS........  As of the cut-off date, the mortgage loans had the following additional
                                      characteristics:

                                      o  Twelve (12) mortgage loans,
                                         representing 41.0% of the initial
                                         outstanding pool balance (which include
                                         ten (10) mortgage loans in loan group
                                         1, representing 41.5% of the initial
                                         outstanding loan group 1 balance, and
                                         two (2) mortgage loans in loan group 2,
                                         representing 37.2% of the initial
                                         outstanding loan group 2 balance),
                                         provide for monthly payments of
                                         interest only for their entire
                                         respective terms.

                                      o  Forty-four (44) mortgage loans,
                                         representing 17.4% of the initial
                                         outstanding pool balance (which include
                                         thirty-six (36) mortgage loans in loan
                                         group 1, representing 15.8% of the
                                         initial outstanding loan group 1
                                         balance, and eight (8) mortgage loans
                                         in loan group 2, representing 29.8% of
                                         the initial outstanding loan group 2
                                         balance), provide for monthly payments
                                         of interest only for a

                                      S-26

                                         portion of their respective terms and
                                         then provide for the monthly payment of
                                         principal and interest over their
                                         respective remaining terms.

     I.  PREPAYMENT/DEFEASANCE
            PROVISIONS..............  As of the cut-off date, all of the mortgage loans restricted voluntary
                                      principal prepayments as follows:

                                      o  One hundred forty (140) mortgage loans,
                                         representing 80.5% of the initial
                                         outstanding pool balance (which include
                                         one hundred seventeen (117) mortgage
                                         loans in loan group 1, representing
                                         83.0% of the initial outstanding loan
                                         group 1 balance, and twenty-three (23)
                                         mortgage loans in loan group 2,
                                         representing 61.8% of the initial
                                         outstanding loan group 2 balance),
                                         prohibit voluntary principal
                                         prepayments for a period ending on a
                                         date determined by the related mortgage
                                         note (which may be the maturity date),
                                         which period is referred to in this
                                         prospectus supplement as a lock-out
                                         period, but permit the related
                                         borrower, after an initial period of at
                                         least two years following the date of
                                         issuance of the certificates, to
                                         defease the loan by pledging direct,
                                         non-callable United States Treasury
                                         obligations and obtaining the release
                                         of the mortgaged property from the lien
                                         of the mortgage.

                                      o  Twenty-four (24) mortgage loans,
                                         representing 14.8% of the initial
                                         outstanding pool balance (which include
                                         twenty-three (23) mortgage loans in
                                         loan group 1, representing 15.3% of the
                                         initial outstanding loan group 1
                                         balance, and one (1) mortgage loan in
                                         loan group 2, representing 11.3% of the
                                         initial outstanding loan group 2
                                         balance), prohibit voluntary principal
                                         prepayments during a lock-out period,
                                         and following the lock-out period
                                         provide for a prepayment premium or
                                         yield maintenance charge calculated on
                                         the basis of the greater of a yield
                                         maintenance formula and 1% of the
                                         amount prepaid.

                                      o  One (1) mortgage loan, representing
                                         3.0% of the initial outstanding pool
                                         balance (and representing 26.0% of the
                                         initial outstanding loan group 2
                                         balance), prohibits voluntary principal
                                         prepayments during a lock-out period,
                                         and following the lock-out period to
                                         and including the twenty-sixth (26)
                                         monthly payment date permits (after an
                                         initial period of at least two years
                                         following the date of issuance of the
                                         certificates) voluntary principal
                                         prepayments if accompanied by a payment
                                         in an amount equal to the greater of a
                                         yield maintenance formula and 1% of the
                                         amount prepaid, and on the
                                         twenty-seventh (27) monthly payment
                                         date to and including the fifty-three
                                         (53) monthly payment date permits the
                                         related borrower to defease the loan by
                                         pledging direct, non-callable United
                                         States Treasury obligations and
                                         obtaining the release of the mortgaged
                                         property from the lien of the mortgage
                                         or prepay during such period if such
                                         payment is accompanied by a payment in
                                         an amount equal to the greater of a
                                         yield maintenance formula and 1% of the
                                         amount prepaid.

                                      o  Eleven (11) mortgage loans,
                                         representing 1.6% of the initial pool
                                         balance (which include ten (10)
                                         mortgage loans in loan group 1,
                                         representing 1.7% of the initial
                                         outstanding loan group 1 balance, and
                                         one (1) mortgage loan in loan group 2,
                                         representing 0.9% of the initial
                                         outstanding loan group 2 balance),
                                         permit the related borrower to defease
                                         the loan after a specified lock-out
                                         period or

                                      S-27

                                         prepay after such lock-out period with
                                         payment of the greater of a yield
                                         maintenance formula and 1% of the
                                         amount prepaid.

                                      o  One (1) mortgage loan, representing
                                         0.1% of the initial outstanding pool
                                         balance (and representing 0.1% of the
                                         initial outstanding loan group 1
                                         balance), prohibits voluntary principal
                                         prepayments during a lock-out period,
                                         and following the lock-out period
                                         permits voluntary principal prepayments
                                         if accompanied by a yield maintenance
                                         charge calculated on the basis of a
                                         yield maintenance formula.

                                      With respect to the prepayment and
                                      defeasance provisions set forth above,
                                      certain of the mortgage loans also include
                                      provisions described below:

                                      o  Ten (10) mortgage loans, representing
                                         17.2% of the initial outstanding pool
                                         balance (which include nine (9)
                                         mortgage loans in loan group 1,
                                         representing 16.0% of the initial
                                         outstanding loan group 1 balance, and
                                         one (1) mortgage loan in loan group 2,
                                         representing 26.0% of the initial
                                         outstanding loan group 2 balance),
                                         permit the release of a portion of the
                                         collateral, if there is a defeasance of
                                         a portion of the mortgage loans in
                                         connection with such release, in
                                         amounts ranging from 100% to 125% of
                                         the allocated loan amount of the
                                         collateral being released.

                                      o  One (1) mortgage loan, representing
                                         0.6% of the initial outstanding pool
                                         balance (and representing 0.7% of the
                                         initial outstanding loan group 1
                                         balance), and secured by multiple
                                         mortgaged properties, permits the
                                         release of a portion of the collateral
                                         from the lien of the mortgage, upon
                                         prepayment of an amount of 110% of the
                                         allocated loan amount of the collateral
                                         being released.

                                      o  One (1) mortgage loan, representing
                                         0.5% of the initial outstanding pool
                                         balance (and representing 0.6% of the
                                         initial outstanding loan group 1
                                         balance), permits the release of a
                                         portion of the mortgaged property from
                                         the lien of the mortgage, subject to
                                         the payment of a yield maintenance
                                         charge calculated on the greater of a
                                         yield maintenance and 1% of 125 % of
                                         the remaining balance on the mortgage
                                         loan after such prepayment.

                                      o  One (1) mortgage loan, representing
                                         0.3% of the initial outstanding pool
                                         balance (and representing 0.3% of the
                                         initial outstanding loan group 1
                                         balance), permits the release of a
                                         portion of the mortgaged property from
                                         the lien of the mortgage, subject to
                                         the payment of a prepayment premium or
                                         yield maintenance charge calculated on
                                         the greater of a yield maintenance
                                         charge and 1% of $3,100,000.

                                      See Appendix II attached to this
                                      prospectus supplement for specific yield
                                      maintenance provisions with respect to the
                                      prepayment and defeasance provisions set
                                      forth above.

                                      S-28

     J.  MORTGAGE LOAN RANGES
            AND WEIGHTED AVERAGES...  As of the cut-off date, the mortgage loans had the following additional
                                      characteristics:

           I.   MORTGAGE INTEREST
                RATES                 Mortgage interest rates ranging from
                                      4.690% per annum to 6.490% per annum (and
                                      ranging from 4.900% per annum to 6.490%
                                      per annum for loan group 1 and from 4.690%
                                      per annum to 5.970% per annum for loan
                                      group 2), and a weighted average mortgage
                                      interest rate of 5.462% per annum (and
                                      5.490% per annum for loan group 1 and
                                      5.247% per annum for loan group 2);

           II.  REMAINING TERMS       Remaining terms to scheduled maturity
                                      ranging from 56 months to 175 months (and
                                      ranging from 56 months to 175 months for
                                      loan group 1 and from 56 months to 152
                                      months for loan group 2), and a weighted
                                      average remaining term to scheduled
                                      maturity of 106 months (and weighted
                                      average remaining term to scheduled
                                      maturity of 107 months for loan group 1
                                      and 96 months for loan group 2);

            III.REMAINING
                AMORTIZATION TERMS    Remaining amortization terms (excluding
                                      loans which provide for interest only
                                      payments for the entire loan term) ranging
                                      from 239 months to 360 months (and ranging
                                      from 239 months to 360 months for loan
                                      group 1 and from 299 months to 360 months
                                      for loan group 2), and a weighted average
                                      remaining amortization term of 337 months
                                      (and 336 for loan group 1 and 350 for loan
                                      group 2);

           IV.  LOAN-TO-VALUE RATIOS  Loan-to-value ratios ranging from 34.0% to
                                      80.5% (and ranging from 34.0% to 80.5% for
                                      loan group 1 and from 58.4% to 80.2% for
                                      loan group 2), and a weighted average
                                      loan-to-value ratio, calculated as
                                      described in this prospectus supplement,
                                      of 71.5% (and 71.5% for loan group 1 and
                                      71.9% for loan group 2); and

            V.  DEBT SERVICE
                COVERAGE RATIOS       Debt service coverage ratios, determined
                                      according to the methodology presented in
                                      this prospectus supplement, ranging from
                                      1.16x to 2.61x (and ranging from 1.16x to
                                      2.61x for loan group 1 and from 1.17x to
                                      1.73x for loan group 2), and a weighted
                                      average debt service coverage ratio,
                                      calculated as described in this prospectus
                                      supplement, of 1.46x (and 1.45x for loan
                                      group 1 and 1.47x for loan group 2).

ADVANCES

     A.  PRINCIPAL AND
             INTEREST ADVANCES......  Subject to a recoverability determination described in this prospectus supplement,
                                      each master servicer is required to
                                      advance delinquent monthly mortgage loan
                                      payments for the mortgage loans that are
                                      part of the trust and for which it is the
                                      applicable master servicer. Neither master
                                      servicer will be required to advance any
                                      additional interest accrued as a result of
                                      the imposition of any default rate or any
                                      rate increase after an anticipated
                                      repayment date. In addition, neither
                                      master servicer is required to advance
                                      prepayment or yield maintenance premiums,
                                      excess interest or balloon payments. With
                                      respect to any balloon payment, the
                                      applicable master servicer will instead be
                                      required to advance an amount equal to the
                                      scheduled payment that would have been due
                                      if the related balloon payment had not
                                      become due. If a P&I Advance is made, the
                                      applicable master servicer will defer
                                      rather than advance its master servicing
                                      fee and the excess servicing fee, but will
                                      advance the trustee fee.

                                      S-29

                                      For an REO Property, the advance will
                                      equal the scheduled payment that would
                                      have been due if the predecessor mortgage
                                      loan had remained outstanding and
                                      continued to amortize in accordance with
                                      its amortization schedule in effect
                                      immediately before the REO Property was
                                      acquired.

     B.  SERVICING ADVANCES.........  Subject to a recoverability determination described in this prospectus supplement,
                                      the applicable master servicer, the
                                      special servicer, the trustee and the
                                      fiscal agent may also make servicing
                                      advances to pay delinquent real estate
                                      taxes, insurance premiums and similar
                                      expenses necessary to maintain and protect
                                      the mortgaged property, to maintain the
                                      lien on the mortgaged property or to
                                      enforce the mortgage loan documents, and
                                      subject to a substantially similar
                                      recoverability determination set forth in
                                      the related Non-Serviced Mortgage Loan
                                      Pooling and Servicing Agreement, each of
                                      such parties under that agreement will be
                                      required to make servicing advances of
                                      such type with respect to any Non-Serviced
                                      Mortgage Loans.

     C.  INTEREST ON ADVANCES.......  All advances made by a master servicer, the special servicer, the trustee or the
                                      fiscal agent will accrue interest at a
                                      rate equal to the "prime rate" as reported
                                      in The Wall Street Journal from time to
                                      time.

     D.  BACK-UP ADVANCES...........  Pursuant to the requirements of the
                                      Pooling and Servicing Agreement, if a
                                      master servicer fails to make a required
                                      advance, the trustee will be required to
                                      make the advance, and if the trustee fails
                                      to make a required advance, the fiscal
                                      agent will be required to make the
                                      advance, each subject to the same
                                      limitations, and with the same rights of a
                                      master servicer.

     E.  RECOVERABILITY.............  None of the master servicers, the special servicer, the trustee or the fiscal agent
                                      will be obligated to make any advance if
                                      it or the special servicer (or another
                                      master servicer, special servicer, trustee
                                      or fiscal agent with respect to a
                                      Non-Serviced Companion Mortgage Loan)
                                      reasonably determines that such advance
                                      would not be recoverable in accordance
                                      with the servicing standard or in the case
                                      of the trustee or fiscal agent, in
                                      accordance with its good faith business
                                      judgment, and the trustee and fiscal agent
                                      may rely on any such determination made by
                                      a master servicer or the special servicer.

     F.  ADVANCES DURING AN
            APPRAISAL REDUCTION
            EVENT...................  The occurrence of certain adverse events affecting a mortgage loan will require the
                                      special servicer to obtain a new appraisal
                                      or other valuation of the related
                                      mortgaged property. In general, if the
                                      principal amount of the mortgage loan plus
                                      all other amounts due under the mortgage
                                      loan and interest on advances made with
                                      respect to the mortgage loan exceeds 90%
                                      of the value of the mortgaged property
                                      determined through an appraisal or other
                                      valuation, an appraisal reduction may be
                                      created in the amount of the excess as
                                      described in this prospectus supplement.
                                      If there exists an appraisal reduction for
                                      any mortgage loan, the amount of interest
                                      required to be advanced on that mortgage
                                      loan will be proportionately reduced to
                                      the extent of the appraisal reduction.
                                      This will reduce the funds available to
                                      pay interest on the most subordinate class
                                      or classes of certificates then
                                      outstanding.

                                      See "Description of the Offered
                                      Certificates--Advances" in this prospectus
                                      supplement.

                                      S-30

                       ADDITIONAL ASPECTS OF CERTIFICATES

RATINGS.............................  The certificates offered to you will not be issued unless each of the classes of
                                      certificates being offered by this
                                      prospectus supplement receives the
                                      following ratings from Fitch, Inc.,
                                      Standard & Poor's Ratings Services, a
                                      division of The McGraw-Hill Companies,
                                      Inc. and Dominion Bond Rating Service,
                                      Inc.

                      ----------------------------------------------------------
                                                                    Ratings
                                        Class                    Fitch/S&P/DBRS
                      ----------------------------------------------------------
                      Classes A-1, A-1A, A-2, A-AB, A-3, A-4A,
                      A-4B and X-2                                AAA/AAA/AAA
                      ----------------------------------------------------------
                      Class A-J                                   AAA/AAA/AAA
                      ----------------------------------------------------------
                      Class B                                   AA+/AA+/AA(high)
                      ----------------------------------------------------------
                      Class C                                       AA/AA/AA
                      ----------------------------------------------------------
                      Class D                                   AA-/AA-/AA(low)
                      ----------------------------------------------------------
                      Class E                                    A+/A+/A(high)
                      ----------------------------------------------------------
                      Class F                                        A/A/A
                      ----------------------------------------------------------

                                      A rating agency may lower or withdraw a
                                      security rating at any time.

                                      See "Ratings" in this prospectus
                                      supplement and "Rating" in the prospectus
                                      for a discussion of the basis upon which
                                      ratings are given, the limitations of and
                                      restrictions on the ratings, and the
                                      conclusions that should not be drawn from
                                      a rating.

OPTIONAL TERMINATION................  On any distribution date on which the aggregate principal balance of the
                                      mortgage loans is less than or equal to 1%
                                      of the initial outstanding pool balance,
                                      the holders of a majority of the
                                      controlling class, the master servicers,
                                      the special servicer and any holder of a
                                      majority interest in the Class R-I
                                      Certificates, in that order of priority,
                                      will have the option to purchase all of
                                      the remaining mortgage loans, and all
                                      property acquired through exercise of
                                      remedies in respect of any mortgage loan,
                                      at the price specified in this prospectus
                                      supplement. Exercise of this option would
                                      terminate the trust and retire the then
                                      outstanding certificates at par plus
                                      accrued interest. Provided that the
                                      aggregate principal balances of the Class
                                      A-1, Class A-1A, Class A-2, Class A-AB,
                                      Class A-3, Class A-4, Class A-J, Class B,
                                      Class C, Class D, Class E, Class F, Class
                                      G, Class H, Class J and Class K
                                      Certificates have been reduced to zero,
                                      the trust could also be terminated in
                                      connection with an exchange of all the
                                      then-outstanding certificates, including
                                      the Class X Certificates, but excluding
                                      the Class T Certificates and the residual
                                      certificates, for mortgage loans remaining
                                      in the trust, but all of the holders of
                                      outstanding certificates of such classes
                                      would have to voluntarily participate in
                                      such exchange and at the holders option.
                                      See "Description of the Offered
                                      Certificates--Optional Termination."

DENOMINATIONS.......................  The Class A-1, Class A-1A, Class A-2,
                                      Class A-AB, Class A-3, Class A-4A,
                                      Class A-4B, and Class A-J Certificates
                                      will be offered in minimum denominations
                                      of $25,000, the Class X-2 Certificates
                                      will be issued in denominations of
                                      $1,000,000 and the remaining offered
                                      certificates will be offered in minimum
                                      denominations of $100,000.

                                      S-31

                                      Investments in excess of the minimum
                                      denominations may be made in multiples of
                                      $1.

REGISTRATION, CLEARANCE
   AND SETTLEMENT...................  Your certificates will be registered in the name of Cede & Co., as nominee of The
                                      Depository Trust Company, and will not be
                                      registered in your name. You will not
                                      receive a definitive certificate
                                      representing your ownership interest,
                                      except in very limited circumstances
                                      described in this prospectus supplement.
                                      As a result, you will hold your
                                      certificates only in book-entry form and
                                      will not be a certificateholder of record.
                                      You will receive distributions on your
                                      certificates and reports relating to
                                      distributions only through The Depository
                                      Trust Company, Clearstream Bank or
                                      Euroclear Bank, as operator of the
                                      Euroclear system, or through participants
                                      in The Depository Trust Company,
                                      Clearstream Bank or Euroclear Bank.

                                      You may hold your certificates through:

                                      o  The Depository Trust Company in the
                                         United States; or

                                      o  Clearstream Bank or Euroclear Bank in
                                         Europe.

                                      Transfers within The Depository Trust
                                      Company, Clearstream Bank or Euroclear
                                      Bank will be made in accordance with the
                                      usual rules and operating procedures of
                                      those systems. Cross-market transfers
                                      between persons holding directly through
                                      The Depository Trust Company, Clearstream
                                      Bank or Euroclear Bank will be effected in
                                      The Depository Trust Company through the
                                      relevant depositories of Clearstream Bank
                                      or Euroclear Bank.

                                      We may not terminate the book-entry system
                                      through The Depository Trust Company with
                                      respect to all or any portion of any class
                                      of the certificates offered to you without
                                      obtaining the required certificateholders'
                                      consent to initiate termination.

                                      We expect that the certificates offered to
                                      you will be delivered in book-entry form
                                      through the facilities of The Depository
                                      Trust Company, Clearstream Bank or
                                      Euroclear Bank on or about the closing
                                      date.

TAX STATUS..........................  Elections will be made to treat designated portions of the trust as three separate
                                      "real estate mortgage investment
                                      conduits"--REMIC I, REMIC II and REMIC
                                      III--for federal income tax purposes. In
                                      the opinion of counsel, each such
                                      designated portion of the trust will
                                      qualify for this treatment and each class
                                      of offered certificates will evidence
                                      "regular interests" in REMIC III. The
                                      portion of the trust consisting of the
                                      right to excess interest (above the amount
                                      of interest that would have accrued on an
                                      ARD Loan not paying off on its anticipated
                                      repayment date) and the related
                                      sub-accounts will be treated as a grantor
                                      trust for federal income tax purposes. The
                                      Class T Certificates will represent only
                                      the right to excess interest on the ARD
                                      loans held by the trust and, for federal
                                      income tax purposes, will constitute
                                      interests in a grantor trust.

                                      Pertinent federal income tax consequences
                                      of an investment in the offered
                                      certificates include:

                                      o  The regular interests will be treated
                                         as newly originated debt instruments
                                         for federal income tax purposes.

                                      S-32

                                      o  Beneficial owners of offered
                                         certificates will be required to report
                                         income on the certificates in
                                         accordance with the accrual method of
                                         accounting.

                                      o  We anticipate that the Class X-2
                                         Certificates will be treated as issued
                                         with original issue discount for
                                         federal income tax purposes. We also
                                         anticipate that the offered
                                         certificates other than the Class X-2
                                         Certificates will not be issued with
                                         original issue discount.

                                      See "Material Federal Income Tax
                                      Consequences" in this prospectus
                                      supplement.

CONSIDERATIONS RELATED TO TITLE I
   OF THE EMPLOYEE RETIREMENT
   INCOME SECURITY ACT OF 1974......  Subject to the satisfaction of important conditions described under "ERISA
                                      Considerations" in this prospectus
                                      supplement and in the accompanying
                                      prospectus, the offered certificates may
                                      be purchased by persons investing assets
                                      of employee benefit plans or individual
                                      retirement accounts.

LEGAL INVESTMENT....................  The offered certificates will not constitute "mortgage related securities"
                                      for purposes of the Secondary Mortgage
                                      Market Enhancement Act of 1984, as
                                      amended.

                                      For purposes of any applicable legal
                                      investment restrictions, regulatory
                                      capital requirements or other similar
                                      purposes, neither the prospectus nor this
                                      prospectus supplement makes any
                                      representation to you regarding the proper
                                      characterization of the certificates
                                      offered by this prospectus supplement. If
                                      your investment activities are subject to
                                      legal investment laws and regulations,
                                      regulatory capital requirements or review
                                      by regulatory authorities, then you may be
                                      subject to restrictions on investment in
                                      the offered certificates. You should
                                      consult your own advisors regarding these
                                      matters. See "Legal Investment" herein and
                                      in the accompanying Prospectus.

                                      S-33

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the certificates.

     The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors", summarize material risks relating to your certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED OR
GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED TO
PAYMENTS UNDER THE MORTGAGE LOANS     Payments under the mortgage loans are not
                                      insured or guaranteed by any governmental
                                      entity or mortgage insurer. Accordingly,
                                      the sources for repayment of your
                                      certificates are limited to amounts due
                                      with respect to the mortgage loans.

                                      You should consider all of the mortgage
                                      loans to be nonrecourse loans. Even in
                                      those cases where recourse to a borrower
                                      or guarantor is permitted under the
                                      related loan documents, we have not
                                      necessarily undertaken an evaluation of
                                      the financial condition of any of these
                                      persons. If a default occurs, the lender's
                                      remedies generally are limited to
                                      foreclosing against the specific
                                      properties and other assets that have been
                                      pledged to secure the loan. Such remedies
                                      may be insufficient to provide a full
                                      return on your investment. Payment of
                                      amounts due under a mortgage loan prior to
                                      its maturity or anticipated repayment date
                                      is dependent primarily on the sufficiency
                                      of the net operating income of the related
                                      mortgaged property. Payment of those
                                      mortgage loans that are balloon loans at
                                      maturity or on its anticipated repayment
                                      date is primarily dependent upon the
                                      borrower's ability to sell or refinance
                                      the property for an amount sufficient to
                                      repay the loan.

                                      In limited circumstances, a mortgage loan
                                      seller may be obligated to repurchase or
                                      replace a mortgage loan that it sold to
                                      the Depositor if the applicable seller's
                                      representations and warranties concerning
                                      that mortgage loan are materially breached
                                      or if there are material defects in the
                                      documentation for that mortgage loan.
                                      However, there can be no assurance that
                                      any of these entities will be in a
                                      financial position to effect a repurchase
                                      or substitution. The representations and
                                      warranties address the characteristics of
                                      the mortgage loans and mortgaged
                                      properties as of the date of issuance of
                                      the certificates. They do not relieve you
                                      or the trust of the risk of defaults and
                                      losses on the mortgage loans.

                                      S-35

THE REPAYMENT OF A COMMERCIAL
MORTGAGE LOAN IS DEPENDENT ON THE
CASH FLOW PRODUCED BY THE PROPERTY
WHICH CAN BE VOLATILE AND
INSUFFICIENT TO ALLOW TIMELY PAYMENT
ON YOUR CERTIFICATES                  The mortgage loans are secured by various
                                      types of income-producing commercial and
                                      multifamily properties. Commercial lending
                                      is generally thought to expose a lender to
                                      greater risk than one-to-four family
                                      residential lending because, among other
                                      things, it typically involves larger
                                      loans.

                                      One hundred seventy-six (176) mortgage
                                      loans, representing 99.6% of the initial
                                      outstanding pool balance (which include
                                      one hundred fifty (150) mortgage loans in
                                      loan group 1, representing 99.6% of the
                                      initial outstanding loan group 1 balance,
                                      and twenty-six (26) mortgage loans in loan
                                      group 2, representing 100.0% of the
                                      initial outstanding loan group 2 balance),
                                      were originated within twelve (12) months
                                      prior to the cut-off date. Consequently,
                                      these mortgage loans do not have a
                                      long-standing payment history.

                                      The repayment of a commercial mortgage
                                      loan is typically dependent upon the
                                      ability of the applicable property to
                                      produce cash flow. Even the liquidation
                                      value of a commercial property is
                                      determined, in substantial part, by the
                                      amount of the property's cash flow (or its
                                      potential to generate cash flow). However,
                                      net operating income and cash flow can be
                                      volatile and may be insufficient to cover
                                      debt service on the loan at any given
                                      time.

                                      The net operating income, cash flow and
                                      property value of the mortgaged properties
                                      may be adversely affected by any one or
                                      more of the following factors:

                                      o  the age, design and construction
                                         quality of the property;

                                      o  the lack of any operating history in
                                         the case of a newly built or renovated
                                         mortgaged property;

                                      o  perceptions regarding the safety,
                                         convenience and attractiveness of the
                                         property;

                                      o  the proximity and attractiveness of
                                         competing properties;

                                      o  the inadequacy of the property's
                                         management and maintenance;

                                      o  increases in operating expenses
                                         (including common area maintenance
                                         charges) at the property and in
                                         relation to competing properties;

                                      o  an increase in the capital expenditures
                                         needed to maintain the property or make
                                         improvements;

                                      o  the dependence upon a single tenant, or
                                         a concentration of tenants in a
                                         particular business or industry;

                                      o  a decline in the financial condition of
                                         a major tenant;

                                      o  an increase in vacancy rates; and

                                      S-36

                                      o  a decline in rental rates as leases are
                                         renewed or entered into with new
                                         tenants.

                                      Other factors are more general in nature,
                                      such as:

                                      o  national, regional or local economic
                                         conditions (including plant closings,
                                         military base closings, industry
                                         slowdowns and unemployment rates);

                                      o  local real estate conditions (such as
                                         an oversupply of competing properties,
                                         rental space or multifamily housing);

                                      o  demographic factors;

                                      o  decreases in consumer confidence
                                         (caused by events such as threatened or
                                         continuing military action, recent
                                         disclosures of wrongdoing or financial
                                         misstatements by major corporations and
                                         financial institutions and other
                                         factors);

                                      o  changes in consumer tastes and
                                         preferences; and

                                      o  retroactive changes in building codes.

                                      The volatility of net operating income
                                      will be influenced by many of the
                                      foregoing factors, as well as by:

                                      o  the length of tenant leases;

                                      o  the creditworthiness of tenants;

                                      o  the level of tenant defaults;

                                      o  the ability to convert an unsuccessful
                                         property to an alternative use;

                                      o  new construction in the same market as
                                         the mortgaged property;

                                      o  rent control and stabilization laws or
                                         other laws impacting operating costs;

                                      o  the number and diversity of tenants;

                                      o  the rate at which new rentals occur;

                                      o  the property's operating leverage
                                         (which is the percentage of total
                                         property expenses in relation to
                                         revenue), the ratio of fixed operating
                                         expenses to those that vary with
                                         revenues, and the level of capital
                                         expenditures required to maintain the
                                         property and to retain or replace
                                         tenants; and

                                      o  in the case of residential cooperative
                                         properties, the payments received by
                                         the cooperative corporation from its
                                         tenants/shareholders, including any
                                         special assessments against the
                                         property.

                                      A decline in the real estate market or in
                                      the financial condition of a major tenant
                                      will tend to have a more immediate effect
                                      on the net operating income of properties
                                      with short-term revenue sources (such as
                                      short-term or month-to-month leases) and
                                      may lead to higher rates of delinquency or
                                      defaults under mortgage loans secured by
                                      such properties.

                                      S-37

CONVERTING COMMERCIAL PROPERTIES TO
ALTERNATIVE USES MAY REQUIRE
SIGNIFICANT EXPENSES WHICH COULD
REDUCE PAYMENTS ON YOUR CERTIFICATES  Some of the mortgaged properties may not be readily convertible to alternative uses
                                      if those properties were to become
                                      unprofitable for any reason. This is
                                      because:

                                      o  converting commercial properties to
                                         alternate uses or converting
                                         single-tenant commercial properties to
                                         multi-tenant properties generally
                                         requires substantial capital
                                         expenditures; and

                                      o  zoning or other restrictions also may
                                         prevent alternative uses.

                                      The liquidation value of a mortgaged
                                      property not readily convertible to an
                                      alternative use may be substantially less
                                      than would be the case if the mortgaged
                                      property were readily adaptable to other
                                      uses. If this type of mortgaged property
                                      were liquidated and a lower liquidation
                                      value were obtained, less funds would be
                                      available for distributions on your
                                      certificates. See "Mortgaged Properties
                                      Securing The Mortgage Loans That Are Not
                                      In Compliance With Zoning And Building
                                      Code Requirements And Use Restrictions
                                      Could Adversely Affect Payments On Your
                                      Certificates."

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT OPERATING INCOME    Various factors may adversely affect the
                                      value of the mortgaged properties without
                                      affecting the properties' current net
                                      operating income. These factors include,
                                      among others:

                                      o  changes in the local, regional or
                                         national economy;

                                      o  changes in governmental regulations,
                                         fiscal policy, zoning or tax laws;

                                      o  potential environmental legislation or
                                         liabilities or other legal liabilities;

                                      o  proximity and attractiveness of
                                         competing properties;

                                      o  new construction of competing
                                         properties in the same market;

                                      o  convertibility of a property to an
                                         alternative use;

                                      o  the availability of refinancing; and

                                      o  changes in interest rate levels.

TENANT CONCENTRATION INCREASES THE
RISK THAT CASH FLOW WILL BE
INTERRUPTED WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES         A deterioration in the financial condition
                                      of a tenant can be particularly
                                      significant if a mortgaged property is
                                      leased to a single or large tenant or a
                                      small number of tenants, because rent
                                      interruptions by a tenant may cause the
                                      borrower to default on its obligations to
                                      the lender. Two hundred sixteen (216) of
                                      the mortgaged properties, securing
                                      mortgage loans representing 3.9% of the
                                      initial outstanding pool balance (and
                                      representing 4.4% of the initial
                                      outstanding loan group 1 balance), are
                                      100% leased to single tenants, and in some
                                      cases the tenant is related to

                                      S-38

                                      the borrower. Mortgaged properties leased
                                      to a single tenant or a small number of
                                      tenants also are more susceptible to
                                      interruptions of cash flow if a tenant
                                      fails to renew its lease or defaults under
                                      its lease. This is so because:

                                      o  the financial effect of the absence of
                                         rental income may be severe;

                                      o  more time may be required to re-lease
                                         the space; and

                                      o  substantial capital costs may be
                                         incurred to make the space appropriate
                                         for replacement tenants.

                                      Additionally, some of the tenants at the
                                      mortgaged properties (including sole
                                      tenants or other significant tenants) have
                                      lease termination option dates or lease
                                      expiration dates that are prior to or
                                      shortly after the related maturity date or
                                      anticipated repayment date. See Appendix
                                      II to this prospectus supplement. There
                                      are a number of other mortgaged properties
                                      that similarly have a significant amount
                                      of scheduled lease expirations or
                                      potential terminations before the maturity
                                      of the related mortgage loan, although
                                      those circumstances were generally
                                      addressed by escrow requirements or other
                                      mitigating provisions.

                                      Another factor that you should consider is
                                      that retail, industrial and office
                                      properties also may be adversely affected
                                      if there is a concentration of tenants or
                                      of tenants in the same or similar business
                                      or industry.

                                      In some cases, the sole or a significant
                                      tenant is related to the subject borrower
                                      or an affiliate of that borrower.

                                      For further information with respect to
                                      tenant concentrations, see Appendix II.

LEASING MORTGAGED PROPERTIES TO
MULTIPLE TENANTS MAY RESULT IN
HIGHER RE-LEASING COSTS WHICH COULD
REDUCE PAYMENTS ON YOUR CERTIFICATES  If a mortgaged property has multiple tenants, re-leasing costs and costs of
                                      enforcing remedies against defaulting
                                      tenants may be more frequent than in the
                                      case of mortgaged properties with fewer
                                      tenants, thereby reducing the cash flow
                                      available for debt service payments. These
                                      costs may cause a borrower to default in
                                      its obligations to a lender which could
                                      reduce cash flow available for debt
                                      service payments. Multi-tenanted mortgaged
                                      properties also may experience higher
                                      continuing vacancy rates and greater
                                      volatility in rental income and expenses.

RE-LEASING RISKS                      Repayment of mortgage loans secured by
                                      retail, office and industrial/warehouse
                                      properties will be affected by the
                                      expiration of leases and the ability of
                                      the related borrowers and property
                                      managers to renew the leases or to relet
                                      the space on comparable terms. Certain
                                      mortgaged properties may be leased in
                                      whole or in part to government sponsored
                                      tenants who have the right to cancel their
                                      leases at any time because of lack of
                                      appropriations. Certain tenants at the
                                      retail properties, including without
                                      limitation anchor tenants, may have the
                                      right to terminate their leases if certain
                                      other tenants are not operating, or if
                                      their sales at the property do not reach a
                                      specified level.

                                      S-39

                                      In addition, certain properties may have
                                      tenants that are paying rent but are not
                                      in occupancy or may have vacant space that
                                      is not leased. Any "dark" space may cause
                                      the property to be less desirable to other
                                      potential tenants or the related tenant
                                      may be more likely to default in its
                                      obligations under the lease. We cannot
                                      assure you that those tenants will
                                      continue to fulfill their lease
                                      obligations or that the space will be
                                      relet.

                                      Income from, and the market value of, the
                                      mortgaged properties securing the mortgage
                                      loans would be adversely affected if
                                      vacant space in the mortgaged properties
                                      could not be leased for a significant
                                      period of time, if tenants were unable to
                                      meet their lease obligations or if, for
                                      any other reason, rental payments could
                                      not be collected or if one or more tenants
                                      ceased operations at the mortgaged
                                      property.

                                      Even if vacated space is successfully
                                      relet, the costs associated with
                                      reletting, including tenant improvements
                                      and leasing commissions, could be
                                      substantial and could reduce cash flow
                                      from the related mortgaged properties.
                                      Ninety-two (92) of the mortgaged
                                      properties, securing mortgage loans
                                      representing approximately 48.3% of the
                                      initial outstanding pool balance
                                      (excluding hospitality, multifamily and
                                      self storage properties) (which include
                                      ninety-one (91) mortgage loans in loan 1,
                                      representing 48.5% of the initial
                                      outstanding loan group 1 balance, and one
                                      (1) mortgage loan in loan group 2,
                                      representing 11.5% of the initial
                                      outstanding loan group 2 balance, as of
                                      the cut-off date, have reserves for tenant
                                      improvements and leasing commissions which
                                      may serve to defray such costs. There can
                                      be no assurances, however, that the funds
                                      (if any) held in such reserves for tenant
                                      improvements and leasing commissions will
                                      be sufficient to cover any of the costs
                                      and expenses associated with tenant
                                      improvements or leasing commission
                                      obligations. In addition, if a tenant
                                      defaults in its obligations to a borrower,
                                      the borrower may incur substantial costs
                                      and experience significant delays
                                      associated with enforcing rights and
                                      protecting its investment, including costs
                                      incurred in renovating or reletting the
                                      property.

THE CONCENTRATION OF LOANS WITH THE
SAME OR RELATED BORROWERS INCREASES
THE POSSIBILITY OF LOSS ON THE LOANS
WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES                  The effect of mortgage pool loan losses
                                      will be more severe:

                                      o  if the pool is comprised of a small
                                         number of loans, each with a relatively
                                         large principal amount; or

                                      o  if the losses relate to loans that
                                         account for a disproportionately large
                                         percentage of the pool's aggregate
                                         principal balance of all mortgage
                                         loans.

                                      Mortgage loans with the same borrower or
                                      related borrowers pose additional risks.
                                      Among other things, financial difficulty
                                      at one mortgaged real property could cause
                                      the owner to defer maintenance at another
                                      mortgaged real property in order to
                                      satisfy current expenses with respect to
                                      the troubled mortgaged real property; and
                                      the owner could attempt to avert
                                      foreclosure on one mortgaged real property
                                      by filing a bankruptcy petition that might
                                      have the effect of interrupting

                                      S-40

                                      monthly payments for an indefinite period
                                      on all of the related mortgage loans.

                                      Seventeen (17) groups of mortgage loans
                                      are made to the same borrower or borrowers
                                      related through common ownership and
                                      where, in general, the related mortgaged
                                      properties are commonly managed. The
                                      related borrower concentrations of the 3
                                      largest of these seventeen (17) groups
                                      represent 6.2%, 2.4% and 1.7%,
                                      respectively, of the initial outstanding
                                      pool balance. The related borrower
                                      concentrations of the 3 largest groups in
                                      loan group 1 represent 7.0%, 2.7% and
                                      1.9%, respectively, of the initial
                                      outstanding loan group 1 balance. The
                                      related borrower concentrations of the two
                                      (2) groups in loan group 2 represent 9.2%
                                      and 8.8%, respectively, of the initial
                                      outstanding loan group 2 balance or 0.9%
                                      and 0.2% of the initial outstanding loan
                                      group 1 and loan group 2 balance, as the
                                      case may be.

                                      The ten largest mortgage loans or loan
                                      group in the aggregate represent 50.0% of
                                      the initial outstanding pool balance. Each
                                      of the other mortgage loans represents no
                                      greater than 1.6% of the initial
                                      outstanding pool balance.

                                      The largest mortgage loan in loan group 1
                                      represents 14.0% of the initial
                                      outstanding loan group 1 balance. The
                                      second largest mortgage loan in loan group
                                      1 represents 11.8% of the initial
                                      outstanding loan group 1 balance. The
                                      third largest mortgage loan, comprised of
                                      six cross collateralized mortgage loans,
                                      in loan group 1 represents 8.0% of the
                                      initial outstanding loan group 1 balance.
                                      Each of the other mortgage loans
                                      represents less than or equal to 5.5% of
                                      the initial outstanding loan group 1
                                      balance.

                                      The largest mortgage loan in loan group 2
                                      represents 26.0% of the initial
                                      outstanding loan group 2 balance. The
                                      second largest mortgage loan in loan group
                                      2 represents 11.3% of the initial
                                      outstanding loan group 2 balance. The
                                      third largest mortgage loan in loan group
                                      2 represents 5.5% of the initial
                                      outstanding loan group 2 balance. Each of
                                      the other mortgage loans represents less
                                      than or equal to 5.4% of the initial
                                      outstanding loan group 2 balance.

                                      In some cases, the sole or a significant
                                      tenant is related to the subject borrower.
                                      In the case of Mortgage Loan No. 407, 420,
                                      425, 428, 458, 493 and 523, the tenant at
                                      the mortgaged property is the parent of
                                      the related borrower. For further
                                      information with respect to tenant
                                      concentrations, see Appendix II.

A CONCENTRATION OF LOANS WITH THE
SAME PROPERTY TYPES INCREASES THE
POSSIBILITY OF LOSS ON THE LOANS
WHICH COULD REDUCE PAYMENTS ON YOUR
CERTIFICATES                          A concentration of mortgaged property
                                      types also can pose increased risks. A
                                      concentration of mortgage loans secured by
                                      the same property type can increase the
                                      risk that a decline in a particular
                                      industry will have a disproportionately
                                      large impact on the pool of mortgage loans
                                      or a particular loan group. The following
                                      property types represent the indicated
                                      percentage of the initial outstanding pool
                                      balance:

                                      o  retail properties represent 35.2%;

                                      S-41

                                      o  office properties represent 23.3%;

                                      o  mixed use properties represent 15.3%;

                                      o  multifamily properties represent 11.2%;

                                      o  self storage properties represent 8.2%;

                                      o  hospitality properties represent 3.9%;

                                      o  industrial/warehouse properties
                                         represent 2.8%; and

                                      o  RV Park properties represent 0.1%.

                                      For information regarding the types of
                                      properties securing the mortgage loans
                                      included in loan group 1 or loan group 2,
                                      see Appendix I to this prospectus
                                      supplement

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER OF
LOCATIONS MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES         Concentrations of mortgaged properties in
                                      geographic areas may increase the risk
                                      that adverse economic or other
                                      developments or a natural disaster or act
                                      of terrorism affecting a particular region
                                      of the country could increase the
                                      frequency and severity of losses on
                                      mortgage loans secured by the properties.
                                      In the past, several regions of the United
                                      States have experienced significant real
                                      estate downturns at times when other
                                      regions have not. Regional economic
                                      declines or adverse conditions in regional
                                      real estate markets could adversely affect
                                      the income from, and market value of, the
                                      mortgaged properties located in the
                                      region. Other regional factors--e.g.,
                                      earthquakes, floods or hurricanes or
                                      changes in governmental rules or fiscal
                                      policies--also may adversely affect those
                                      mortgaged properties.

                                      The mortgaged properties are located in
                                      forty-three (43) different states (which
                                      include forty-three (43) states for loan
                                      group 1 and fifteen (15) states for loan
                                      group 2). In particular, investors should
                                      note that approximately 14.7% of the
                                      mortgaged properties, based on the initial
                                      outstanding pool balance (and 14.3% of the
                                      initial outstanding loan group 1 balance
                                      and 18.1% of the initial outstanding loan
                                      group 2 balance), are located in
                                      California. Mortgaged properties located
                                      in California may be more susceptible to
                                      some types of special hazards that may not
                                      be covered by insurance (such as
                                      earthquakes) than properties located in
                                      other parts of the country. If a borrower
                                      does not have insurance against such risks
                                      and a severe casualty occurs at a
                                      mortgaged property, the borrower may be
                                      unable to generate income from the
                                      mortgaged property in order to make
                                      payments on the related mortgage loan. The
                                      mortgage loans generally do not require
                                      any borrowers to maintain earthquake
                                      insurance.

                                      In addition, 28.3%, 9.4%, 6.3% and 4.8% of
                                      the mortgaged properties, based on the
                                      initial outstanding pool balance, are
                                      located in New York, Florida, Texas and
                                      New Mexico, respectively, and
                                      concentrations of mortgaged properties, in
                                      each case, representing no greater than
                                      3.9% of the initial outstanding pool
                                      balance, also exist in several other
                                      states.

                                      S-42

                                      For information regarding the location of
                                      the properties securing the mortgage loans
                                      included in loan group 1 and loan group 2,
                                      see Appendix I to this prospectus
                                      supplement.

A LARGE CONCENTRATION OF RETAIL
PROPERTIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE
SPECIAL RISKS OF RETAIL PROPERTIES    Two hundred seventy-three (273) of the
                                      mortgaged properties, securing mortgage
                                      loans representing 35.2% of the initial
                                      outstanding pool balance (and representing
                                      39.8% of the initial outstanding loan
                                      group 1 balance), are retail properties.
                                      The quality and success of a retail
                                      property's tenants significantly affect
                                      the property's value. The success of
                                      retail properties can be adversely
                                      affected by local competitive conditions
                                      and changes in consumer spending patterns.
                                      A borrower's ability to make debt service
                                      payments can be adversely affected if
                                      rents are based on a percentage of the
                                      tenant's sales and sales decline or if the
                                      closure of one store gives rise to lease
                                      provisions permitting the closure of
                                      another store.

                                      An "anchor tenant" is proportionately
                                      larger in size and is vital in attracting
                                      customers to a retail property, whether or
                                      not it is part of the mortgaged property.
                                      Two hundred fifty (250) of the mortgaged
                                      properties, securing 31.7% of the initial
                                      outstanding pool balance (and securing
                                      35.8% of the initial outstanding loan
                                      group 1 balance), are properties
                                      considered by the applicable mortgage loan
                                      seller to be leased to or are adjacent to
                                      or are occupied by one or more anchor
                                      tenants.

                                      The presence or absence of an anchor store
                                      in a shopping center also can be important
                                      because anchor stores play a key role in
                                      generating customer traffic and making a
                                      center desirable for other tenants.
                                      Consequently, the economic performance of
                                      an anchored retail property will be
                                      adversely affected by:

                                      o  an anchor store's failure to renew its
                                         lease;

                                      o  termination of an anchor store's lease;

                                      o  the bankruptcy or economic decline of
                                         an anchor store or self-owned anchor or
                                         its parent company; or

                                      o  the cessation of the business of an
                                         anchor store at the shopping center,
                                         even if, as a tenant, it continues to
                                         pay rent.

                                      There may be retail properties with anchor
                                      stores that are permitted to cease
                                      operating at any time if certain other
                                      stores are not operated at those
                                      locations. Furthermore, there may be
                                      non-anchor tenants that are permitted to
                                      offset all or a portion of their rent, pay
                                      rent based solely on a percentage of their
                                      sales or to terminate their leases if
                                      certain anchor stores and/or major tenants
                                      are either not operated or fail to meet
                                      certain business objectives.

                                      Retail properties also face competition
                                      from sources outside a given real estate
                                      market. For example, all of the following
                                      compete with more traditional retail
                                      properties for consumer dollars: factory
                                      outlet centers, discount shopping centers
                                      and clubs, catalogue retailers, home
                                      shopping networks, internet web sites and
                                      telemarketing. Continued

                                      S-43

                                      growth of these alternative retail
                                      outlets, which often have lower operating
                                      costs, could adversely affect the rents
                                      collectible at the retail properties
                                      included in the mortgage pool, as well as
                                      the income from, and market value of, the
                                      mortgaged properties. Moreover, additional
                                      competing retail properties may be built
                                      in the areas where the retail properties
                                      are located, which could adversely affect
                                      the rents collectible at the retail
                                      properties included in the mortgage pool,
                                      as well as the income from, and market
                                      value of, the mortgaged properties.

                                      In addition, one hundred ninety-two (192)
                                      of the mortgaged properties, securing
                                      mortgage loans representing 0.9% of the
                                      initial outstanding pool balance (and
                                      representing 1.0% of the initial
                                      outstanding loan group 1 balance), are
                                      secured by mortgaged properties with
                                      restaurant tenants whereas such
                                      restaurants are affiliated with a single
                                      restaurant franchise company. Mortgaged
                                      properties occupied by restaurant
                                      franchises may be affiliated with a
                                      franchise company through a franchise
                                      agreement or a management agreement. The
                                      performance of a restaurant property
                                      affiliated with a franchise or management
                                      company depends in part on the continued
                                      existence and financial strength of the
                                      franchisor or management company and, with
                                      respect to a franchise company only,

                                      o  the public perception of the franchise
                                         or service mark; and

                                      o  the duration of the franchise licensing
                                         agreement.

                                      Any provision in a franchise agreement
                                      providing for termination because of the
                                      bankruptcy of a franchisor generally will
                                      not be enforceable. Replacement franchises
                                      may require significantly higher fees. The
                                      transferability of franchise license
                                      agreements is restricted. In the event of
                                      a foreclosure, the lender or its agent
                                      would not have the right to use the
                                      franchise license without the franchisor's
                                      consent.

A LARGE CONCENTRATION OF OFFICE
PROPERTIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE
SPECIAL RISKS OF OFFICE PROPERTIES    Thirty-two (32) of the mortgaged
                                      properties, securing mortgage loans
                                      representing 23.3% of the initial
                                      outstanding pool balance (and representing
                                      26.4% of the initial outstanding loan
                                      group 1 balance), are office properties.

                                      A large number of factors affect the value
                                      of these office properties, including:

                                      o  the quality of an office building's
                                         tenants;

                                      o  the diversity of an office building's
                                         tenants (or reliance on a single or
                                         dominant tenant);

                                      o  the physical attributes of the building
                                         in relation to competing buildings,
                                         e.g., age, condition, design, location,
                                         access to transportation and ability to
                                         offer certain amenities, such as
                                         sophisticated building systems;

                                      o  the desirability of the area as a
                                         business location;

                                      o  the suitability of a space for
                                         re-leasing without significant
                                         build-out costs;

                                      S-44

                                      o  the strength and nature of the local
                                         economy (including labor costs and
                                         quality, tax environment and quality of
                                         life for employees); and

                                      o  the concentration of tenants in a
                                         particular business or industry. For
                                         instance, certain office properties may
                                         have tenants that are technology and
                                         internet start-up companies. Technology
                                         and internet start-up companies have
                                         experienced a variety of circumstances
                                         that tend to make their businesses
                                         relatively volatile. Many of those
                                         companies have little or no operating
                                         history, their owners and management
                                         are often inexperienced and such
                                         companies may be heavily dependent on
                                         obtaining venture capital financing. In
                                         addition, technology and internet
                                         start-up companies often require
                                         significant build-out related to
                                         special technology which may adversely
                                         affect the ability of the landlord to
                                         relet the properties. The relative
                                         instability of these tenants may have
                                         an adverse impact on certain of the
                                         properties. Seven (7) mortgaged
                                         properties, securing loans representing
                                         2.2% of the initial outstanding pool
                                         balance (and representing 2.5% of the
                                         initial outstanding loan group 1
                                         balance), are properties that have
                                         tenants with a concentration of medical
                                         offices. The performance of a medical
                                         office property may depend on the
                                         proximity of such property to a
                                         hospital or other health care
                                         establishment and on reimbursements for
                                         patient fees from private or
                                         government-sponsored insurance
                                         companies. The sudden closure of a
                                         nearby hospital may adversely affect
                                         the value of a medical office property.
                                         In addition, the performance of a
                                         medical office property may depend on
                                         reimbursements for patient fees from
                                         private or government-sponsored
                                         insurers and issues related to
                                         reimbursement (ranging from non-payment
                                         to delays in payment) from such
                                         insurers could adversely impact cash
                                         flow at such mortgaged properties.
                                         Moreover, medical office properties
                                         appeal to a narrow market of tenants
                                         and the value of a medical office
                                         property may be adversely affected by
                                         the availability of competing medical
                                         office properties.

                                      Moreover, the cost of refitting office
                                      space for a new tenant is often higher
                                      than the cost of refitting other types of
                                      property.

A LARGE CONCENTRATION OF MULTIFAMILY
PROPERTIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE
SPECIAL RISKS OF MULTIFAMILY
PROPERTIES                            Thirty-three (33) of the mortgaged
                                      properties, securing mortgage loans
                                      representing 11.2% of the initial
                                      outstanding pool balance (which include
                                      six (6) mortgaged properties in loan group
                                      1, representing 0.2% of the initial
                                      outstanding loan group 1 balance, and
                                      twenty-seven (27) mortgaged properties in
                                      loan group 2, representing 95.3% of the
                                      initial outstanding loan group 2 balance),
                                      are multifamily properties.

                                      A large number of factors may affect the
                                      value and successful operation of these
                                      multifamily properties, including:

                                      o  the physical attributes of the
                                         apartment building, such as its age,
                                         appearance and construction quality;

                                      o  the location of the property;

                                      S-45

                                      o  the ability of management to provide
                                         adequate maintenance and insurance;

                                      o  the types of services and amenities
                                         provided at the property;

                                      o  the property's reputation;

                                      o  the level of mortgage interest rates
                                         and favorable income and economic
                                         conditions (which may encourage tenants
                                         to purchase rather than rent housing);

                                      o  the presence of competing properties;

                                      o  adverse local or national economic
                                         conditions which may limit the rent
                                         that may be charged and which may
                                         result in increased vacancies;

                                      o  the tenant mix (such as tenants being
                                         predominantly students or military
                                         personnel or employees of a particular
                                         business or industry);

                                      o  state and local regulations (which may
                                         limit the ability to increase rents);
                                         and

                                      o  government assistance/rent subsidy
                                         programs (which may influence tenant
                                         mobility).

                                      Certain of the mortgage loans may be
                                      secured by mortgaged properties that are
                                      currently eligible (or may become eligible
                                      in the future) for and have received low
                                      income housing tax credits pursuant to
                                      Section 42 of the Internal Revenue Code in
                                      respect of various units within the
                                      mortgaged property or have tenants that
                                      rely on rent subsidies under various
                                      government-funded programs, including the
                                      Section 8 Tenant-Based Assistance Rental
                                      Certificate Program of the United States
                                      Department of Housing and Urban
                                      Development. There is no assurance that
                                      such programs will be continued in their
                                      present form or that the level of
                                      assistance provided will be sufficient to
                                      generate enough revenues for the related
                                      borrower to meet its obligations under the
                                      related mortgage loan.

A LARGE CONCENTRATION OF SELF
STORAGE FACILITIES IN THE MORTGAGE
POOL WILL SUBJECT YOUR INVESTMENT TO
THE SPECIAL RISKS OF SELF STORAGE
FACILITIES                            One hundred and seventy-two (172) of the
                                      mortgaged properties, securing mortgage
                                      loans representing 8.2% of the initial
                                      outstanding pool balance (and representing
                                      9.3% of the initial outstanding loan group
                                      1 balance), are self storage facilities.
                                      Various factors may adversely affect the
                                      value and successful operation of a self
                                      storage facility including:

                                      o  competition, because both acquisition
                                         and development costs and break-even
                                         occupancy are relatively low;

                                      o  conversion of a self storage facility
                                         to an alternative use generally
                                         requires substantial capital
                                         expenditures;

                                      o  security concerns; and

                                      S-46

                                      o  user privacy and ease of access to
                                         individual storage space may increase
                                         environmental risks (although lease
                                         agreements generally prohibit users
                                         from storing hazardous substances in
                                         the units).

                                      The environmental assessments discussed
                                      herein did not include an inspection of
                                      the contents of the self storage units of
                                      the self storage properties. Accordingly,
                                      there is no assurance that all of the
                                      units included in the self storage
                                      properties are free from hazardous
                                      substances or will remain so in the
                                      future.

A LARGE CONCENTRATION OF HOSPITALITY
PROPERTIES IN THE MORTGAGE POOL WILL
SUBJECT YOUR INVESTMENT TO THE
SPECIAL RISKS OF HOSPITALITY
PROPERTIES                            Eighteen (18) of the mortgaged properties,
                                      securing mortgage loans representing 3.9%
                                      of the initial outstanding pool balance
                                      (and representing 4.4% of the initial
                                      outstanding loan group 1 balance), is a
                                      hospitality property. Various factors may
                                      adversely affect the economic performance
                                      of a hospitality property, including:

                                      o  adverse economic and social conditions,
                                         either local, regional, national or
                                         international which may limit the
                                         amount that can be charged for a room
                                         and reduce occupancy levels;

                                      o  the construction of competing hotels or
                                         resorts;

                                      o  continuing expenditures for
                                         modernizing, refurbishing, and
                                         maintaining existing facilities prior
                                         to the expiration of their anticipated
                                         useful lives;

                                      o  a deterioration in the financial
                                         strength or managerial capabilities of
                                         the owner and/or operator of a hotel;
                                         and

                                      o  changes in travel patterns, increases
                                         in energy prices, strikes, relocation
                                         of highways or the construction of
                                         additional highways.

                                      Because hotel rooms generally are rented
                                      for short periods of time, the financial
                                      performance of hotels tends to be affected
                                      by adverse economic conditions and
                                      competition more quickly than other types
                                      of commercial properties.

                                      Moreover, the hotel and lodging industry
                                      is generally seasonal in nature. This
                                      seasonality can be expected to cause
                                      periodic fluctuations in a hotel
                                      property's revenues, occupancy levels,
                                      room rates and operating expenses.

                                      The laws and regulations relating to
                                      liquor licenses generally prohibit the
                                      transfer of such license to any other
                                      person. In the event of a foreclosure of a
                                      hotel property with a liquor license, the
                                      special servicer on behalf of the trust or
                                      a purchaser in a foreclosure sale would
                                      likely have to apply for a new license.
                                      There can be no assurance that a new
                                      liquor license could be obtained promptly
                                      or at all. The lack of a liquor license in
                                      a full service hotel could have an adverse
                                      impact on the revenue generated by the
                                      hotel.

                                      A mortgage loan secured by hotel property
                                      may be affiliated with a franchise company
                                      through a franchise agreement or a hotel
                                      management company through a management
                                      agreement. The

                                      S-47

                                      performance of a hotel property affiliated
                                      with a franchise or hotel management
                                      company depends in part on the continued
                                      existence and financial strength of the
                                      franchisor or hotel management company
                                      and, with respect to a franchise company
                                      only,

                                      o  the public perception of the franchise
                                         or hotel chain service mark; and

                                      o  the duration of the franchise licensing
                                         agreement.

                                      Any provision in a franchise agreement
                                      providing for termination because of the
                                      bankruptcy of a franchisor generally will
                                      not be enforceable. Replacement franchises
                                      may require significantly higher fees. The
                                      transferability of franchise license
                                      agreements is restricted. In the event of
                                      a foreclosure, the lender or its agent
                                      would not have the right to use the
                                      franchise license without the franchisor's
                                      consent.

A LARGE CONCENTRATION OF
INDUSTRIAL/WAREHOUSE PROPERTIES IN
THE MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL RISKS OF
INDUSTRIAL/WAREHOUSE PROPERTIES       Eleven (11) of the mortgaged properties,
                                      securing mortgage loans representing 2.8%
                                      of the initial outstanding pool balance
                                      (and representing 3.1% of the initial
                                      outstanding loan group 1 balance), are
                                      industrial/warehouse properties. Various
                                      factors may adversely affect the economic
                                      performance of these industrial
                                      properties, which could adversely affect
                                      payments on your certificates, including:

                                      o  reduced demand for industrial space
                                         because of a decline in a particular
                                         industry segment;

                                      o  increased supply of competing
                                         industrial space because of relative
                                         ease in constructing buildings of this
                                         type;

                                      o  a property becoming functionally
                                         obsolete;

                                      o  insufficient supply of labor to meet
                                         demand;

                                      o  changes in access to the property,
                                         energy prices, strikes, relocation of
                                         highways or the construction of
                                         additional highways;

                                      o  location of the property in relation to
                                         access to transportation;

                                      o  suitability for a particular tenant;

                                      o  building design and adaptability;

                                      o  a change in the proximity of supply
                                         sources; and

                                      o  environmental hazards.

A TENANT BANKRUPTCY MAY ADVERSELY
AFFECT THE INCOME PRODUCED BY THE
PROPERTY AND MAY ADVERSELY AFFECT
THE PAYMENTS ON YOUR CERTIFICATES     Certain of the tenants at some of the
                                      mortgaged properties may have been, may
                                      currently be, or may in the future become
                                      a party in a bankruptcy proceeding. The
                                      bankruptcy or insolvency of a major
                                      tenant, or a number of smaller tenants, in
                                      retail, industrial and office properties
                                      may adversely affect the income produced
                                      by the property. Under the federal
                                      bankruptcy code, a tenant/debtor has the
                                      option of

                                      S-48

                                      affirming or rejecting any unexpired
                                      lease. If the tenant rejects the lease,
                                      the landlord's claim for breach of the
                                      lease would be a general unsecured claim
                                      against the tenant, absent collateral
                                      securing the claim. The claim would be
                                      limited to the unpaid rent under the lease
                                      for the periods prior to the bankruptcy
                                      petition, or earlier surrender of the
                                      leased premises, plus the rent under the
                                      lease for the greater of one year, or 15%,
                                      not to exceed three years, of the
                                      remaining term of such lease and the
                                      actual amount of the recovery could be
                                      less than the amount of the claim.

ENVIRONMENTAL LAWS ENTAIL RISKS THAT
MAY ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                     Various environmental laws may make a
                                      current or previous owner or operator of
                                      real property liable for the costs of
                                      removal or remediation of hazardous or
                                      toxic substances on, under or adjacent to
                                      such property. Those laws often impose
                                      liability whether or not the owner or
                                      operator knew of, or was responsible for,
                                      the presence of the hazardous or toxic
                                      substances. For example, certain laws
                                      impose liability for release of
                                      asbestos-containing materials into the air
                                      or require the removal or containment of
                                      asbestos-containing materials. In some
                                      states, contamination of a property may
                                      give rise to a lien on the property to
                                      assure payment of the costs of cleanup. In
                                      some states, this lien has priority over
                                      the lien of a pre-existing mortgage.
                                      Additionally, third parties may seek
                                      recovery from owners or operators of real
                                      properties for cleanup costs, property
                                      damage or personal injury associated with
                                      releases of, or other exposure to
                                      hazardous substances related to the
                                      properties.

                                      The owner's liability for any required
                                      remediation generally is not limited by
                                      law and could, accordingly, exceed the
                                      value of the property and/or the aggregate
                                      assets of the owner. The presence of
                                      hazardous or toxic substances also may
                                      adversely affect the owner's ability to
                                      refinance the property or to sell the
                                      property to a third party. The presence
                                      of, or strong potential for contamination
                                      by, hazardous substances consequently can
                                      have a materially adverse effect on the
                                      value of the property and a borrower's
                                      ability to repay its mortgage loan.

                                      In addition, under certain circumstances,
                                      a lender (such as the trust) could be
                                      liable for the costs of responding to an
                                      environmental hazard. Any potential
                                      environmental liability could reduce or
                                      delay payments on the offered
                                      certificates.

ENVIRONMENTAL RISKS RELATING TO
SPECIFIC MORTGAGED PROPERTIES
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                  Except for mortgaged properties securing
                                      mortgage loans that are the subject of a
                                      secured creditor impaired property policy,
                                      all of the mortgaged properties securing
                                      the mortgage loans have been subject to
                                      environmental site assessments, or in some
                                      cases an update of a previous assessment,
                                      in connection with the origination or
                                      securitization of the loans. In all cases,
                                      the environmental site assessment was a
                                      Phase I environmental assessment, although
                                      in some cases a Phase II site assessment
                                      was also performed. With respect to the
                                      mortgaged properties securing the mortgage
                                      loans that were not the subject of an
                                      environmental site assessment within
                                      eighteen months

                                      S-49

                                      prior to the cut-off date, the applicable
                                      mortgage loan seller either (a)
                                      represented that with respect to each such
                                      mortgaged property (i) no hazardous
                                      material is present on the mortgaged
                                      property and (ii) the mortgaged property
                                      is in material compliance with all
                                      applicable federal, state and local laws
                                      pertaining to hazardous materials or
                                      environmental hazards, in each case
                                      subject to limitations of materiality and
                                      the other qualifications set forth in the
                                      representation, or (b) provided secured
                                      creditor impaired property policies
                                      providing coverage for certain losses that
                                      may arise from adverse environmental
                                      conditions that may exist at the related
                                      mortgaged property. These reports
                                      generally did not disclose the presence or
                                      risk of environmental contamination that
                                      is considered material and adverse to the
                                      interests of the holders of the
                                      certificates; however, in certain cases,
                                      these assessments did reveal conditions
                                      that resulted in requirements that the
                                      related borrowers establish operations and
                                      maintenance plans, monitor the mortgaged
                                      property or nearby properties, abate or
                                      remediate the condition, and/or provide
                                      additional security such as letters of
                                      credit, reserves or stand-alone secured
                                      creditor impaired property policies.

                                      Seventeen (17) of the mortgaged
                                      properties, securing mortgage loans
                                      representing 1.2% of the initial
                                      outstanding pool balance (which include
                                      sixteen (16) mortgaged properties in loan
                                      group 1, representing 1.2% of the initial
                                      outstanding loan group 1 balance, and one
                                      (1) mortgaged properties in loan group 2,
                                      representing 0.9% of the initial
                                      outstanding loan group 2 balance), are the
                                      subject of a group secured creditor
                                      impaired property policy providing
                                      coverage for certain losses that may arise
                                      from adverse environmental conditions that
                                      may exist at the related mortgaged
                                      properties. One hundred ninety-two (192)
                                      of the mortgaged properties, securing a
                                      mortgage loan representing 0.9% of the
                                      initial outstanding pool balance (and
                                      representing 1.0% of the initial
                                      outstanding loan group 1 balance), have
                                      the benefit of a stand-alone environmental
                                      insurance policy that provides coverage
                                      for selected environmental matters with
                                      respect to the related property. We
                                      describe these policies under "Description
                                      of the Mortgage Pool--Environmental
                                      Insurance" in this prospectus supplement.

                                      We cannot assure you, however, that the
                                      environmental assessments revealed all
                                      existing or potential environmental risks
                                      or that all adverse environmental
                                      conditions have been completely abated or
                                      remediated or that any reserves, insurance
                                      or operations and maintenance plans will
                                      be sufficient to remediate the
                                      environmental conditions. Moreover, we
                                      cannot assure you that:

                                      o  future laws, ordinances or regulations
                                         will not impose any material
                                         environmental liability; or

                                      o  the current environmental condition of
                                         the mortgaged properties will not be
                                         adversely affected by tenants or by the
                                         condition of land or operations in the
                                         vicinity of the mortgaged properties
                                         (such as underground storage tanks).

                                      In addition, some borrowers under the
                                      mortgage loans may not have satisfied or
                                      may not satisfy all post-closing
                                      obligations required by the related
                                      mortgage loan documents with respect to
                                      environmental matters. There can be no
                                      assurance that recommended operations and

                                      S-50

                                      maintenance plans have been implemented or
                                      will continue to be complied with.

                                      Portions of some of the mortgaged
                                      properties securing the mortgage loans may
                                      include tenants which operate as on-site
                                      dry-cleaners and gasoline stations. Both
                                      types of operations involve the use and
                                      storage of hazardous substances, leading
                                      to an increased risk of liability to the
                                      tenant, the landowner and, under certain
                                      circumstances, a lender (such as the
                                      trust) under environmental laws.
                                      Dry-cleaners and gasoline station
                                      operators may be required to obtain
                                      various environmental permits and licenses
                                      in connection with their operations and
                                      activities and comply with various
                                      environmental laws, including those
                                      governing the use and storage of hazardous
                                      substances. These operations incur ongoing
                                      costs to comply with environmental laws
                                      governing, among other things, containment
                                      systems and underground storage tank
                                      systems. In addition, any liability to
                                      borrowers under environmental laws,
                                      including in connection with releases into
                                      the environment of gasoline, dry-cleaning
                                      solvents or other hazardous substances
                                      from underground storage tank systems or
                                      otherwise, could adversely impact the
                                      related borrower's ability to repay the
                                      related mortgage loan.

                                      In addition, problems associated with mold
                                      may pose risks to real property and may
                                      also be the basis for personal injury
                                      claims against a borrower. Although the
                                      mortgaged properties are required to be
                                      inspected periodically, there are no
                                      generally accepted standards for the
                                      assessment of any existing mold. If left
                                      unchecked, problems associated with mold
                                      could result in the interruption of cash
                                      flow, remediation expenses and litigation
                                      which could adversely impact collections
                                      from a mortgaged property. In addition,
                                      many of the insurance policies presently
                                      covering the mortgaged properties may
                                      specifically exclude losses due to mold.

                                      Before the special servicer acquires title
                                      to a mortgaged property on behalf of the
                                      trust or assumes operation of the
                                      property, it must obtain an environmental
                                      assessment of the property, or rely on a
                                      recent environmental assessment. This
                                      requirement will decrease the likelihood
                                      that the trust will become liable under
                                      any environmental law. However, this
                                      requirement may effectively preclude
                                      foreclosure until a satisfactory
                                      environmental assessment is obtained, or
                                      until any required remedial action is
                                      thereafter taken. There is accordingly
                                      some risk that the mortgaged property will
                                      decline in value while this assessment is
                                      being obtained. Moreover, we cannot assure
                                      you that this requirement will effectively
                                      insulate the trust from potential
                                      liability under environmental laws. Any
                                      such potential liability could reduce or
                                      delay payments to certificateholders.

IF A BORROWER IS UNABLE TO REPAY ITS
LOAN ON ITS MATURITY DATE, YOU MAY
EXPERIENCE A LOSS                     One hundred seventy-seven (177) mortgage
                                      loans, representing 100.0% of the initial
                                      outstanding pool balance, are balloon
                                      loans (which include one hundred fifty-one
                                      (151) mortgage loans in loan group 1,
                                      representing 100.0% of the initial
                                      outstanding loan group 1 balance, and
                                      twenty-six (26) mortgage loans in loan
                                      group 2, representing 100.0% of the
                                      initial outstanding loan group 2 balance).
                                      Five (5) of these mortgage loans,
                                      representing 8.5% of the initial
                                      outstanding pool

                                      S-51

                                      balance (which include three (3) mortgage
                                      loans in loan group 1, representing 8.0%
                                      of the initial outstanding loan group 1
                                      balance, and two (2) mortgage loans in
                                      loan group 2, representing 12.2% of the
                                      initial outstanding loan group 2 balance),
                                      are ARD Loans. To the extent the borrower
                                      on an ARD loan makes payments of interest
                                      accrued at a rate of interest higher than
                                      the normal mortgage interest rate, the
                                      excess interest will be distributed to the
                                      holders of the Class T certificates. For
                                      purposes of this prospectus supplement, we
                                      consider a mortgage loan to be a "balloon
                                      loan" if its principal balance is not
                                      scheduled to be fully or substantially
                                      amortized by the loan's respective
                                      anticipated repayment date (in the case of
                                      a hyperamortizing loan) or maturity date.
                                      We cannot assure you that each borrower
                                      will have the ability to repay the
                                      principal balance outstanding on the
                                      pertinent date, especially under a
                                      scenario where interest rates have
                                      increased from the historically low
                                      interest rates in effect at the time that
                                      most of the mortgage loans were
                                      originated. Balloon loans involve greater
                                      risk than fully amortizing loans because a
                                      borrower's ability to repay the loan on
                                      its Anticipated Repayment Date or stated
                                      maturity date typically will depend upon
                                      its ability either to refinance the loan
                                      or to sell the mortgaged property at a
                                      price sufficient to permit repayment. A
                                      borrower's ability to achieve either of
                                      these goals will be affected by a number
                                      of factors, including:

                                      o  the availability of, and competition
                                         for, credit for commercial real estate
                                         projects;

                                      o  prevailing interest rates;

                                      o  the fair market value of the related
                                         mortgaged property;

                                      o  the borrower's equity in the related
                                         mortgaged property;

                                      o  the borrower's financial condition;

                                      o  the operating history and occupancy
                                         level of the mortgaged property;

                                      o  tax laws; and

                                      o  prevailing general and regional
                                         economic conditions.

                                      The availability of funds in the credit
                                      markets fluctuates over time.

                                      No mortgage loan seller or any of its
                                      respective affiliates is under any
                                      obligation to refinance any mortgage loan.

A BORROWER'S OTHER LOANS MAY REDUCE
THE CASH FLOW AVAILABLE TO THE
MORTGAGED PROPERTY WHICH MAY
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES                          Ten (10) mortgage loans in group 1 of the
                                      mortgage loans, representing 14.1% of the
                                      initial outstanding pool balance (which
                                      include nine (9) mortgage loans in group
                                      1, representing 15.4% of the initial
                                      outstanding loan group 1 balance, and one
                                      (1) mortgage loan in group 2, representing
                                      4.2% of the initial outstanding loan group
                                      2 balance), currently have additional
                                      financing in place which is secured by the
                                      mortgaged property or properties related
                                      to such mortgage loan. With respect to
                                      certain of these mortgage loans, the
                                      lender of the additional secured financing
                                      has contractually subordinated all of its
                                      rights to the lender under the relevant
                                      mortgage loan included in the trust.

                                      S-52

                                      Mortgage Loan Nos. 3-163 (the "U-Haul
                                      Portfolio Pari Passu Loan"), which has an
                                      outstanding principal balance as of the
                                      cut-off date of $194,727,099, is secured
                                      by the related mortgaged properties on a
                                      pari passu basis with other notes that are
                                      not included in the trust and had an
                                      aggregate original unpaid principal
                                      balance of $45,000,000. See "Servicing of
                                      the Mortgage Loans--Servicing of the
                                      U-Haul Portfolio Pari Passu Loan, the
                                      Coronado Center Loan Group, the County
                                      Line Commerce Center Loan Group and the
                                      FRIS Chkn Portfolio Loan Group--The U-Haul
                                      Portfolio Pari Passu Loan." Mortgage Loan
                                      No. 165 (the "Coronado Center Mortgage
                                      Loan"), which has an outstanding principal
                                      balance as of the cut-off date of
                                      $129,709,589, is secured by the related
                                      mortgaged property, which also secures a
                                      subordinated B Note (the "Coronado Center
                                      B Note") that had an original principal
                                      balance of $49,000,000. See "Servicing of
                                      the Mortgage Loans--Servicing of the
                                      U-Haul Portfolio Pari Passu Loan, the
                                      Coronado Center Loan Group, the County
                                      Line Commerce Center Loan Group and the
                                      FRIS Chkn Portfolio Loan Group--The
                                      Coronado Center Loan Group." Mortgage Loan
                                      No. 181 (the "County Line Commerce Center
                                      Mortgage Loan"), which has an outstanding
                                      principal balance as of the cut-off date
                                      of $26,442,934, is secured by the related
                                      mortgaged property, which also secures a
                                      subordinated B Note (the "County Line
                                      Commerce Center B Note") that had an
                                      original principal balance of $3,000,000.
                                      See "Servicing of the Mortgage
                                      Loans--Servicing of the U-Haul Portfolio
                                      Pari Passu Loan, the Coronado Center Loan
                                      Group, the County Line Commerce Center
                                      Loan Group and the FRIS Chkn Portfolio
                                      Loan Group--The County Line Commerce
                                      Center Loan Group." Mortgage Loan Nos.
                                      182-373 (the "FRIS Chkn Portfolio Pari
                                      Passu Loan") which has an outstanding
                                      principal balance as of the cut-off date
                                      of $24,902,989, is secured by the related
                                      mortgaged property on a pari passu basis
                                      with other notes that are not included in
                                      the trust and had an unpaid original
                                      principal balance of $25,000,000, and
                                      which also secures a subordinated B Note
                                      (the "FRIS Chkn Portfolio B Note") that
                                      had an aggregate outstanding principal
                                      balance of $25,000,000. See "Servicing of
                                      the Mortgage Loans--Servicing of the
                                      U-Haul Portfolio Pari Passu Loan, the
                                      Coronado Center Loan Group, the County
                                      Line Commerce Center Loan Group and the
                                      FRIS Chkn Portfolio Loan Group--The FRIS
                                      Chkn Portfolio Loan Group."

                                      Seven (7) of the mortgage loans,
                                      representing 12.8% of the initial
                                      outstanding pool balance (which include
                                      four (4) mortgage loans in loan group 1,
                                      representing 13.0% of the initial
                                      outstanding loan group 1 balance, and
                                      three (3) mortgage loans in loan group 2,
                                      representing 11.4% of the initial
                                      outstanding loan group 2 balance), are
                                      secured by mortgaged properties that
                                      currently have additional financing in
                                      place that are not secured by the related
                                      mortgaged property. With respect to
                                      Mortgage Loan No. 2, 380, 397, 403, 440
                                      and 443, there is related mezzanine
                                      financing in the original principal amount
                                      of $18,297,511, $2,000,000, $1,400,000,
                                      $356,000, $880,000 and $500,000,
                                      respectively. In general, borrowers that
                                      have not agreed to certain special purpose
                                      covenants in the related mortgage loan
                                      documents may have also incurred
                                      additional financing that is not secured
                                      by the mortgaged property.

                                      Twenty-two (22) of the mortgage loans,
                                      representing 21.1% of the initial
                                      outstanding pool balance (which include
                                      nineteen (19) mortgage loans in loan
                                      group 1, representing 21.9% of the initial
                                      outstanding loan

                                      S-53

                                      group 1 balance, and three (3) mortgage
                                      loans in loan group 2, representing 14.7%
                                      of the initial outstanding loan group 2
                                      balance), permit the borrower to enter
                                      into additional financing that is not
                                      secured by the related mortgaged property
                                      (or to retain unsecured debt existing at
                                      the time of the origination of such loan)
                                      and/or permit the owners of the borrower
                                      to enter into financing that is secured by
                                      a pledge of equity interests in the
                                      borrower. In general, borrowers that have
                                      not agreed to certain special purpose
                                      covenants in the related mortgage loan
                                      documents may also be permitted to incur
                                      additional financing that is not secured
                                      by the mortgaged property.

                                      One (1) of the mortgage loans,
                                      representing 0.3% of the initial
                                      outstanding pool balance (and representing
                                      0.4% of the initial outstanding loan group
                                      1 balance), permits the related borrower
                                      to enter into additional subordinate
                                      financing that is secured by the mortgaged
                                      property, provided that certain debt
                                      service coverage ratio and loan-to-value
                                      tests are satisfied. With respect to
                                      Mortgage Loan No. 431, subordinate
                                      financing is allowed if the combined
                                      loan-to-value does not exceed 66.5% and
                                      the combined debt service coverage ratio
                                      is greater that 1.25x (based on the actual
                                      loan constant) or 0.90x (based on a 10%
                                      loan constant). See "Description of the
                                      Mortgage Pool--Material Terms and
                                      Characteristics of the Mortgage
                                      Loans--Subordinate and Other Financing."

                                      We make no representation as to whether
                                      any other secured subordinate financing
                                      currently encumbers any mortgaged property
                                      or whether a third-party holds debt
                                      secured by a pledge of equity ownership
                                      interests in a related borrower. Debt that
                                      is incurred by the owner of equity in one
                                      or more borrowers and is secured by a
                                      guaranty of the borrower or by a pledge of
                                      the equity ownership interests in such
                                      borrowers effectively reduces the equity
                                      owners' economic stake in the related
                                      mortgaged property. The existence of such
                                      debt may reduce cash flow on the related
                                      borrower's mortgaged property after the
                                      payment of debt service and may increase
                                      the likelihood that the owner of a
                                      borrower will permit the value or income
                                      producing potential of a mortgaged
                                      property to suffer by not making capital
                                      infusions to support the mortgaged
                                      property.

                                      Generally, all of the mortgage loans also
                                      permit the related borrower to incur other
                                      unsecured indebtedness, including but not
                                      limited to trade payables, in the ordinary
                                      course of business and to incur
                                      indebtedness secured by equipment or other
                                      personal property located at the mortgaged
                                      property.

                                      When a mortgage loan borrower, or its
                                      constituent members, also has one or more
                                      other outstanding loans, even if the loans
                                      are subordinated or are mezzanine loans
                                      not directly secured by the mortgaged
                                      property, the trust is subjected to the
                                      following additional risks. For example,
                                      the borrower may have difficulty servicing
                                      and repaying multiple loans. Also, the
                                      existence of another loan generally will
                                      make it more difficult for the borrower to
                                      obtain refinancing of the mortgage loan
                                      and may thus jeopardize the borrower's
                                      ability to repay any balloon payment due
                                      under the mortgage loan at maturity or to
                                      repay the mortgage loan on its anticipated
                                      repayment date. Moreover, the need to
                                      service additional debt may reduce the
                                      cash flow available to the borrower to
                                      operate and maintain the mortgaged
                                      property.

                                      S-54

                                      Additionally, if the borrower, or its
                                      constituent members, are obligated to
                                      another lender, actions taken by other
                                      lenders could impair the security
                                      available to the trust. If a junior lender
                                      files an involuntary bankruptcy petition
                                      against the borrower, or the borrower
                                      files a voluntary bankruptcy petition to
                                      stay enforcement by a junior lender, the
                                      trust's ability to foreclose on the
                                      property will be automatically stayed, and
                                      principal and interest payments might not
                                      be made during the course of the
                                      bankruptcy case. The bankruptcy of a
                                      junior lender also may operate to stay
                                      foreclosure by the trust.

                                      Further, if another loan secured by the
                                      mortgaged property is in default, the
                                      other lender may foreclose on the
                                      mortgaged property, absent an agreement to
                                      the contrary, thereby causing a delay in
                                      payments and/or an involuntary repayment
                                      of the mortgage loan prior to maturity.
                                      The trust may also be subject to the costs
                                      and administrative burdens of involvement
                                      in foreclosure proceedings or related
                                      litigation.

                                      Even if a subordinate lender has agreed
                                      not to take any direct actions with
                                      respect to the related subordinate debt,
                                      including any actions relating to the
                                      bankruptcy of the borrower, and that the
                                      holder of the mortgage loan will have all
                                      rights to direct all such actions, there
                                      can be no assurance that in the event of
                                      the borrower's bankruptcy, a court will
                                      enforce such restrictions against a
                                      subordinate lender. In its decision in In
                                      re 203 North LaSalle Street Partnership,
                                      246 B.R. 325 (Bankr. N.D. Ill. March 10,
                                      2000), the United States Bankruptcy Court
                                      for the Northern District of Illinois
                                      refused to enforce a provision of a
                                      subordination agreement that allowed a
                                      first mortgagee to vote a second
                                      mortgagee's claim with respect to a
                                      Chapter 11 reorganization plans on the
                                      grounds prebankruptcy contracts cannot
                                      override rights expressly provided by the
                                      Bankruptcy Code. This holding, which at
                                      least one court has already followed,
                                      potentially limits the ability of a senior
                                      lender to accept or reject a
                                      reorganization plan or to control the
                                      enforcement of remedies against a common
                                      borrower over a subordinated lender's
                                      objections.

BANKRUPTCY PROCEEDINGS RELATING TO A
BORROWER CAN RESULT IN DISSOLUTION
OF THE BORROWER AND THE ACCELERATION
OF THE RELATED MORTGAGE LOAN AND CAN
OTHERWISE ADVERSELY IMPACT REPAYMENT
OF THE RELATED MORTGAGE LOAN          Under the federal bankruptcy code, the
                                      filing of a bankruptcy petition by or
                                      against a borrower will stay the
                                      commencement or continuation of a
                                      foreclosure action. In addition, if a
                                      court determines that the value of the
                                      mortgaged property is less than the
                                      principal balance of the mortgage loan it
                                      secures, the court may reduce the amount
                                      of secured indebtedness to the then
                                      current value of the mortgaged property.
                                      Such an action would make the lender a
                                      general unsecured creditor for the
                                      difference between the then current value
                                      and the amount of its outstanding mortgage
                                      indebtedness. A bankruptcy court also may:

                                      o  grant a debtor a reasonable time to
                                         cure a payment default on a mortgage
                                         loan;

                                      o  reduce monthly payments due under a
                                         mortgage loan;

                                      o  change the rate of interest due on a
                                         mortgage loan; or

                                      S-55

                                      o  otherwise alter the mortgage loan's
                                         repayment schedule.

                                      Additionally, the trustee of the
                                      borrower's bankruptcy or the borrower, as
                                      debtor-in-possession, has special powers
                                      to avoid, subordinate or disallow debts.
                                      In some circumstances, the claims of the
                                      mortgage lender may be subordinated to
                                      financing obtained by a
                                      debtor-in-possession subsequent to its
                                      bankruptcy.

                                      The filing of a bankruptcy petition will
                                      also stay the lender from enforcing a
                                      borrower's assignment of rents and leases.
                                      The federal bankruptcy code also may
                                      interfere with the trustee's ability to
                                      enforce any lockbox requirements. The
                                      legal proceedings necessary to resolve
                                      these issues can be time consuming and
                                      costly and may significantly delay or
                                      reduce the lender's receipt of rents. A
                                      bankruptcy court may also permit rents
                                      otherwise subject to an assignment and/or
                                      lock-box arrangement to be used by the
                                      borrower to maintain the mortgaged
                                      property or for other court authorized
                                      expenses.

                                      As a result of the foregoing, the recovery
                                      with respect to borrowers in bankruptcy
                                      proceedings may be significantly delayed,
                                      and the aggregate amount ultimately
                                      collected may be substantially less than
                                      the amount owed.

                                      A number of the borrowers under the
                                      mortgage loans are limited or general
                                      partnerships. Under some circumstances,
                                      the bankruptcy of a general partner of the
                                      partnership may result in the dissolution
                                      of that partnership. The dissolution of a
                                      borrower partnership, the winding up of
                                      its affairs and the distribution of its
                                      assets could result in an early repayment
                                      of the related mortgage loan.

                                      In addition, certain of the mortgage loans
                                      may have sponsors that have previously
                                      filed bankruptcy or been a party to a
                                      foreclosure proceeding or deed in lieu of
                                      foreclosure transactions, which in some
                                      cases may have involved the same property
                                      which currently secures the mortgage loan.
                                      In the case of each previous bankruptcy
                                      filing, the related entity or person has
                                      emerged from bankruptcy. However, we
                                      cannot assure you that such sponsors will
                                      not be more likely than other sponsors to
                                      utilize their rights in bankruptcy or
                                      avail themselves or cause a borrower to
                                      avail itself of legal rights in the event
                                      of any threatened action by the mortgagee
                                      to enforce its rights under the related
                                      loan documents.

BORROWERS THAT ARE NOT SPECIAL
PURPOSE ENTITIES MAY BE MORE LIKELY
TO FILE BANKRUPTCY PETITIONS AND
THIS MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                  While many of the borrowers have agreed to
                                      certain special purpose covenants to limit
                                      the bankruptcy risk arising from
                                      activities unrelated to the operation of
                                      the property, some borrowers are not
                                      special purpose entities, and these
                                      borrowers and their owners generally do
                                      not have an independent director whose
                                      consent would be required to file a
                                      bankruptcy petition on behalf of such
                                      borrower. One of the purposes of an
                                      independent director is to avoid a
                                      bankruptcy petition filing that is
                                      intended solely to benefit a borrower's
                                      affiliate and is not justified by the
                                      borrower's own economic circumstances.
                                      Borrowers that are not special purpose
                                      entities may be more likely to file or be
                                      subject to

                                      S-56

                                      voluntary or involuntary bankruptcy
                                      petitions which may adversely affect
                                      payments on your certificates.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT                 The successful operation of a real estate
                                      project depends upon the property
                                      manager's performance and viability. The
                                      property manager is generally responsible
                                      for:

                                      o  responding to changes in the local
                                         market;

                                      o  planning and implementing the rental
                                         structure;

                                      o  operating the property and providing
                                         building services;

                                      o  managing operating expenses; and

                                      o  assuring that maintenance and capital
                                         improvements are carried out in a
                                         timely fashion.

                                      Properties deriving revenues primarily
                                      from short-term sources are generally more
                                      management-intensive than properties
                                      leased to creditworthy tenants under
                                      long-term leases.

                                      A property manager, by controlling costs,
                                      providing appropriate service to tenants
                                      and seeing to property maintenance and
                                      general upkeep, can improve cash flow,
                                      reduce vacancy, leasing and repair costs
                                      and preserve building value. On the other
                                      hand, management errors can, in some
                                      cases, impair short-term cash flow and the
                                      long-term viability of an income producing
                                      property.

                                      We make no representation or warranty as
                                      to the skills of any present or future
                                      managers of the mortgaged properties.
                                      Additionally, we cannot assure you that
                                      the property managers will be in a
                                      financial condition to fulfill their
                                      management responsibilities throughout the
                                      terms of their respective management
                                      agreements.

PROVISIONS REQUIRING YIELD
MAINTENANCE CHARGES OR DEFEASANCE
PROVISIONS MAY NOT BE ENFORCEABLE     Provisions requiring yield maintenance
                                      charges or lock-out periods may not be
                                      enforceable in some states and under
                                      federal bankruptcy law. Provisions
                                      requiring yield maintenance charges also
                                      may be interpreted as constituting the
                                      collection of interest for usury purposes.
                                      Accordingly, we cannot assure you that the
                                      obligation to pay any yield maintenance
                                      charge will be enforceable. Also, we
                                      cannot assure you that foreclosure
                                      proceeds will be sufficient to pay an
                                      enforceable yield maintenance charge.

                                      Additionally, although collateral
                                      substitution provisions related to
                                      defeasance do not have the same effect on
                                      the certificateholders as prepayment, we
                                      cannot assure you that a court would not
                                      interpret those provisions as requiring a
                                      yield maintenance charge. In certain
                                      jurisdictions, collateral substitution
                                      provisions might be deemed unenforceable
                                      under applicable law or public policy, or
                                      usurious.

                                      S-57

THE ABSENCE OF LOCKBOXES ENTAILS
RISKS THAT COULD ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES         Most of the mortgage loans in the trust do
                                      not require the related borrower to cause
                                      rent and other payments to be made into a
                                      lockbox account maintained on behalf of
                                      the mortgagee. If rental payments are not
                                      required to be made directly into a
                                      lockbox account, there is a risk that the
                                      borrower will divert such funds for
                                      purposes other than the payment of the
                                      mortgage loan and maintaining the
                                      mortgaged property.

ENFORCEABILITY OF CROSS-
COLLATERALIZATION PROVISIONS MAY BE
CHALLENGED AND THE BENEFITS OF THESE
PROVISIONS MAY OTHERWISE BE LIMITED
AND MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                  Fourteen (14) groups of either
                                      cross-collateralized or multi-property
                                      mortgage loans, representing 14.8% of the
                                      initial outstanding pool balance (which
                                      include thirteen (13) groups of mortage
                                      loans in loan group 1 and representing
                                      13.3% of the initial outstanding loan
                                      group 1 balance, one (1) group of mortgage
                                      loans in loan group 2 and 26.0% of the
                                      initial outstanding loan group 2 balance),
                                      are secured by multiple real properties,
                                      through cross-collateralization with other
                                      mortgage loans or otherwise. These
                                      arrangements attempt to reduce the risk
                                      that one mortgaged real property may not
                                      generate enough net operating income to
                                      pay debt service. However, arrangements of
                                      this type involving more than one borrower
                                      (i.e., in the case of cross-collateralized
                                      mortgage loans) could be challenged as a
                                      fraudulent conveyance if:

                                      o  one of the borrowers were to become a
                                         debtor in a bankruptcy case, or were to
                                         become subject to an action brought by
                                         one or more of its creditors outside a
                                         bankruptcy case;

                                      o  the related borrower did not receive
                                         fair consideration or reasonably
                                         equivalent value in exchange for
                                         allowing its mortgaged real property to
                                         be encumbered; and

                                      o  at the time the lien was granted, the
                                         borrower was (i) insolvent, (ii)
                                         inadequately capitalized or (iii)
                                         unable to pay its debts.

                                      Furthermore, when multiple real properties
                                      secure a mortgage loan or group of
                                      cross-collateralized mortgage loans, the
                                      amount of the mortgage encumbering any
                                      particular one of those properties may be
                                      less than the full amount of the related
                                      mortgage loan or group of
                                      cross-collateralized mortgage loans,
                                      generally, to minimize recording tax. This
                                      mortgage amount may equal the appraised
                                      value or allocated loan amount for the
                                      mortgaged real property and will limit the
                                      extent to which proceeds from the property
                                      will be available to offset declines in
                                      value of the other properties securing the
                                      same mortgage loan or group of
                                      cross-collateralized mortgage loans.

                                      Moreover, seven (7) groups of either
                                      cross-collateralized or multi-property
                                      mortgage loans, representing 13.2% of the
                                      initial outstanding

                                      S-58

                                      pool balance (which include six (6) groups
                                      of mortage loans in loan group 1 and
                                      representing 11.5% of the initial
                                      outstanding loan group 1 balance and one
                                      (1) group of mortgage loans in loan group
                                      2 and representing 26.0% of the initial
                                      outstanding loan group 2 balance), are
                                      secured by mortgaged properties located in
                                      various states. Foreclosure actions are
                                      brought in state court and the courts of
                                      one state cannot exercise jurisdiction
                                      over property in another state. Upon a
                                      default under any of these mortgage loans,
                                      it may not be possible to foreclose on the
                                      related mortgaged real properties
                                      simultaneously.

RESERVES TO FUND CAPITAL
EXPENDITURES MAY BE INSUFFICIENT AND
THIS MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                  Although many of the mortgage loans
                                      require that funds be put aside for
                                      specific reserves, certain mortgage loans
                                      do not require any reserves. Furthermore,
                                      we cannot assure you that any reserve
                                      amounts will be sufficient to cover the
                                      actual costs of the items for which the
                                      reserves were established. We also cannot
                                      assure you that cash flow from the
                                      properties will be sufficient to fully
                                      fund the ongoing monthly reserve
                                      requirements or to enable the borrowers
                                      under the related mortgage loans to fully
                                      pay for such items.

INADEQUACY OF TITLE INSURERS MAY
ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                          Title insurance for a mortgaged property
                                      generally insures a lender against risks
                                      relating to a lender not having a first
                                      lien with respect to a mortgaged property,
                                      and in some cases can insure a lender
                                      against specific other risks. The
                                      protection afforded by title insurance
                                      depends on the ability of the title
                                      insurer to pay claims made upon it. We
                                      cannot assure you that:

                                      o  a title insurer will have the ability
                                         to pay title insurance claims made upon
                                         it;

                                      o  the title insurer will maintain its
                                         present financial strength; or

                                      o  a title insurer will not contest claims
                                         made upon it.

MORTGAGED PROPERTIES SECURING THE
MORTGAGE LOANS THAT ARE NOT IN
COMPLIANCE WITH ZONING AND BUILDING
CODE REQUIREMENTS AND USE
RESTRICTIONS COULD ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES

                                      Noncompliance with zoning and building
                                      codes may cause the borrower to experience
                                      cash flow delays and shortfalls that would
                                      reduce or delay the amount of proceeds
                                      available for distributions on your
                                      certificates. The mortgage loan sellers
                                      have taken steps to establish that the use
                                      and operation of the mortgaged properties
                                      securing the mortgage loans are in
                                      compliance in all material respects with
                                      all applicable zoning, land-use and
                                      building ordinances, rules, regulations,
                                      and orders. Evidence of this compliance
                                      may be in the form of legal opinions,
                                      confirmations from government officials,
                                      title policy endorsements and/or
                                      representations by the related borrower in
                                      the related mortgage loan documents. These
                                      steps may not have

                                      S-59

                                      revealed all possible violations and
                                      certain mortgaged properties that were in
                                      compliance may not remain in compliance.

                                      Some violations of zoning, land use and
                                      building regulations may be known to exist
                                      at any particular mortgaged property, but
                                      the mortgage loan sellers generally do not
                                      consider those defects known to them to be
                                      material or have obtained policy
                                      endorsements and/or law and ordinance
                                      insurance to mitigate the risk of loss
                                      associated with any material violation or
                                      noncompliance. In some cases, operation
                                      and/or structure of a mortgaged property
                                      constitutes a permitted nonconforming use
                                      and/or structure as a result of changes in
                                      zoning laws after such mortgaged
                                      properties were constructed and the
                                      structure may not be rebuilt to its
                                      current state or be used for its current
                                      purpose if a material casualty event were
                                      to occur. Insurance proceeds may not be
                                      sufficient to pay the mortgage loan in
                                      full if a material casualty event were to
                                      occur, or the mortgaged property, as
                                      rebuilt for a conforming use, may not
                                      generate sufficient income to service the
                                      mortgage loan and the value of the
                                      mortgaged property or its revenue
                                      producing potential may not be the same as
                                      it was before the casualty. If a mortgaged
                                      property could not be rebuilt to its
                                      current state or its current use were no
                                      longer permitted due to building
                                      violations or changes in zoning or other
                                      regulations, then the borrower might
                                      experience cash flow delays and shortfalls
                                      or be subject to penalties that would
                                      reduce or delay the amount of proceeds
                                      available for distributions on your
                                      certificates.

                                      Certain mortgaged properties may be
                                      subject to use restrictions pursuant to
                                      reciprocal easement or operating
                                      agreements which could limit the
                                      borrower's right to operate certain types
                                      of facilities within a prescribed radius.
                                      These limitations could adversely affect
                                      the ability of the borrower to lease the
                                      mortgaged property on favorable terms.

CONDEMNATIONS WITH RESPECT TO
MORTGAGED PROPERTIES SECURING THE
MORTGAGE LOANS COULD ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES  From time to time, there may be condemnations pending or threatened
                                      against one or more of the mortgaged
                                      properties. There can be no assurance that
                                      the proceeds payable in connection with a
                                      total condemnation will be sufficient to
                                      restore the related mortgaged property or
                                      to satisfy the remaining indebtedness of
                                      the related mortgage loan. The occurrence
                                      of a partial condemnation may have a
                                      material adverse effect on the continued
                                      use of the affected mortgaged property, or
                                      on an affected borrower's ability to meet
                                      its obligations under the related mortgage
                                      loan. Therefore, we cannot assure you that
                                      the occurrence of any condemnation will
                                      not have a negative impact upon the
                                      distributions on your certificates.

IMPACT OF RECENT TERRORIST ATTACKS
AND MILITARY OPERATIONS ON THE
FINANCIAL MARKETS AND YOUR
INVESTMENT                            On September 11, 2001, the United States
                                      was subjected to multiple terrorist
                                      attacks, resulting in the loss of many
                                      lives and massive property damage and
                                      destruction in New York City, the
                                      Washington, D.C. area and Pennsylvania. In
                                      its aftermath, there was considerable
                                      uncertainty in the world financial
                                      markets. It is impossible to predict
                                      whether, or the extent to which, future
                                      terrorist activities may occur in

                                      S-60

                                      the United States. According to publicly
                                      available reports, the financial markets
                                      have in the past responded to the
                                      uncertainty with regard to the scope,
                                      nature and timing of current and possible
                                      future military responses led by the
                                      United States, as well as to the
                                      disruptions in air travel, substantial
                                      losses reported by various companies
                                      including airlines, insurance providers
                                      and aircraft makers, the need for
                                      heightened security across the country and
                                      decreases in consumer confidence that can
                                      cause a general slowdown in economic
                                      growth.

                                      It is impossible to predict the duration
                                      of the current military involvement of the
                                      United States in Iraq or Afghanistan and
                                      whether the United States will be involved
                                      in any other future military actions. The
                                      continued presence of United States
                                      military personnel in Iraq and Afghanistan
                                      may prompt further terrorist attacks
                                      against the United States.

                                      It is uncertain what effects the aftermath
                                      of such military operations of the United
                                      States in Iraq, any future terrorist
                                      activities in the United States or abroad
                                      and/or any consequent actions on the part
                                      of the United States Government and
                                      others, including military action, will
                                      have on: (a) United States and world
                                      financial markets, (b) local, regional and
                                      national economies, (c) real estate
                                      markets across the United States, (d)
                                      particular business segments, including
                                      those that are important to the
                                      performance of the mortgaged properties
                                      that secure the mortgage loans and/or (e)
                                      insurance costs and the availability of
                                      insurance coverage for terrorist acts,
                                      particularly for large mortgaged
                                      properties, which could adversely affect
                                      the cash flow at such mortgaged
                                      properties. In particular, the decrease in
                                      air travel may have a negative effect on
                                      certain of the mortgaged properties,
                                      including hotel mortgaged properties and
                                      those mortgaged properties in tourist
                                      areas which could reduce the ability of
                                      such mortgaged properties to generate cash
                                      flow. As a result, the ability of the
                                      mortgaged properties to generate cash flow
                                      may be adversely affected. These
                                      disruptions and uncertainties could
                                      materially and adversely affect the value
                                      of, and your ability to resell, your
                                      certificates.

THE ABSENCE OF OR INADEQUACY OF
INSURANCE COVERAGE ON THE PROPERTY
MAY ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                     The mortgaged properties may suffer
                                      casualty losses due to risks that are not
                                      covered by insurance (including acts of
                                      terrorism) or for which insurance coverage
                                      is not adequate or available at
                                      commercially reasonable rates. In
                                      addition, some of the mortgaged properties
                                      are located in California and in other
                                      coastal areas of certain states, which are
                                      areas that have historically been at
                                      greater risk of acts of nature, including
                                      earthquakes, fires, hurricanes and floods.
                                      The mortgage loans generally do not
                                      require borrowers to maintain earthquake,
                                      hurricane or flood insurance and we cannot
                                      assure you that borrowers will attempt or
                                      be able to obtain adequate insurance
                                      against such risks. If a borrower does not
                                      have insurance against such risks and a
                                      casualty occurs at a mortgaged property,
                                      the borrower may be unable to generate
                                      income from the mortgaged property in
                                      order to make payments on the related
                                      mortgage loan.

                                      Moreover, if reconstruction or major
                                      repairs are required following a casualty,
                                      changes in laws that have occurred since
                                      the time of original

                                      S-61

                                      construction may materially impair the
                                      borrower's ability to effect such
                                      reconstruction or major repairs or may
                                      materially increase their cost.

                                      As a result of these factors, the amount
                                      available to make distributions on your
                                      certificates could be reduced.

                                      In light of the September 11, 2001
                                      terrorist attacks in New York City, the
                                      Washington, D.C. area and Pennsylvania,
                                      the comprehensive general liability and
                                      business interruption or rent loss
                                      insurance policies required by typical
                                      mortgage loans, which are generally
                                      subject to periodic renewals during the
                                      term of the related mortgage loans, have
                                      been affected. To give time for private
                                      markets to develop a pricing mechanism and
                                      to build capacity to absorb future losses
                                      that may occur due to terrorism, on
                                      November 26, 2002 the Terrorism Risk
                                      Insurance Act of 2002 was enacted, which
                                      established the Terrorism Insurance
                                      Program. The Terrorism Insurance Program
                                      is administered by the Secretary of the
                                      Treasury and through December 31, 2005
                                      will provide some financial assistance
                                      from the United States Government to
                                      insurers in the event of another terrorist
                                      attack that results in an insurance claim.
                                      The program applies to United States risks
                                      only and to acts that are committed by an
                                      individual or individuals acting on behalf
                                      of a foreign person or foreign interest as
                                      an effort to influence or coerce United
                                      States civilians or the United States
                                      Government.

                                      The Treasury Department will establish
                                      procedures for the program under which the
                                      federal share of compensation will be
                                      equal to 90 percent of that portion of
                                      insured losses that exceeds an applicable
                                      insurer deductible required to be paid
                                      during each program year. The federal
                                      share in the aggregate in any program year
                                      may not exceed $100 billion (and the
                                      insurers will not be liable for any amount
                                      that exceeds this cap).

                                      Through December 2005, insurance carriers
                                      are required under the program to provide
                                      terrorism coverage in their basic
                                      "all-risk" policies. On June 18, 2005, the
                                      Secretary of the Treasury announced its
                                      decision to extend this mandatory
                                      participation through December 2005. Any
                                      commercial property and casualty terrorism
                                      insurance exclusion that was in force on
                                      November 26, 2002 is automatically voided
                                      to the extent that it excludes losses that
                                      would otherwise be insured losses. Any
                                      state approval of such types of exclusions
                                      in force on November 26, 2002 are also
                                      voided.

                                      The Terrorism Insurance Program required
                                      that each insurer for policies in place
                                      prior to November 26, 2002 provide its
                                      insureds with a statement of the proposed
                                      premiums for terrorism coverage,
                                      identifying the portion of the risk that
                                      the federal government will cover, within
                                      90 days after November 26, 2002. Insureds
                                      then had 30 days to accept the continued
                                      coverage and pay the premium. If an
                                      insured did not pay the premium, insurance
                                      for acts of terrorism may have been
                                      excluded from the policy. All policies for
                                      insurance issued after November 26, 2002
                                      must make similar disclosure. The
                                      Terrorism Risk Insurance Act of 2002 does
                                      not require insureds to purchase the
                                      coverage and does not stipulate the
                                      pricing of the coverage.

                                      The Terrorism Risk Insurance Act of 2002
                                      expires on December 31, 2005. There can be
                                      no assurance that it will be extended or
                                      that upon its expiration the program will
                                      be renewed or that subsequent terrorism

                                      S-62

                                      insurance legislation will be passed. In
                                      fact, the Secretary of the Treasury
                                      announced on June 30, 2005 that it is
                                      opposed to an extension of the Terrorism
                                      Risk Insurance Act of 2002 in its current
                                      form.

                                      It is likely, if the Terrorism Risk
                                      Insurance Act of 2002 is not extended or
                                      renewed, that premiums for terrorism
                                      insurance coverage will increase and may
                                      not be available at commercially
                                      reasonable rates and/or the terms of such
                                      insurance may be materially amended to
                                      enlarge stated exclusions or to otherwise
                                      effectively decrease the scope of coverage
                                      available (perhaps to the point where it
                                      is effectively not available). In
                                      addition, to the extent that any policies
                                      contain "sunset clauses" (i.e., clauses
                                      that void terrorism coverage if the
                                      federal insurance backstop program is not
                                      renewed), then such policies may cease to
                                      provide terrorism insurance upon the
                                      expiration of the Terrorism Risk Insurance
                                      Act of 2002.

                                      Furthermore, because this program has only
                                      been recently passed into law, there can
                                      be no assurance that it or state
                                      legislation will substantially lower the
                                      cost of obtaining terrorism insurance.
                                      Because it is a temporary program, there
                                      is no assurance that it will create any
                                      long-term changes in the availability and
                                      cost of such insurance.

                                      To the extent that uninsured or
                                      underinsured casualty losses occur with
                                      respect to the related mortgaged
                                      properties, losses on mortgage loans may
                                      result. In addition, the failure to
                                      maintain such insurance may constitute a
                                      default under a mortgage loan, which could
                                      result in the acceleration and foreclosure
                                      of such mortgage loan. Alternatively, the
                                      increased costs of maintaining such
                                      insurance could have an adverse effect on
                                      the financial condition of the mortgage
                                      loan borrowers.

                                      Certain of the mortgage loans are secured
                                      by mortgaged properties that are not
                                      insured for acts of terrorism. If such
                                      casualty losses are not covered by
                                      standard casualty insurance policies, then
                                      in the event of a casualty from an act of
                                      terrorism, the amount available to make
                                      distributions on your certificates could
                                      be reduced.

CLAIMS UNDER BLANKET INSURANCE
POLICIES MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES         Some of the mortgaged properties are
                                      covered by blanket insurance policies
                                      which also cover other properties of the
                                      related borrower or its affiliates. In the
                                      event that such policies are drawn on to
                                      cover losses on such other properties, the
                                      amount of insurance coverage available
                                      under such policies may thereby be reduced
                                      and could be insufficient to cover each
                                      mortgaged property's insurable risks.

PROPERTY INSPECTIONS AND ENGINEERING
REPORTS MAY NOT REFLECT ALL
CONDITIONS THAT REQUIRE REPAIR ON
THE PROPERTY                          Licensed engineers or consultants
                                      generally inspected the mortgaged
                                      properties and prepared engineering
                                      reports in connection with the origination
                                      or securitization of the mortgage loans to
                                      assess items such as structure, exterior
                                      walls, roofing, interior construction,
                                      mechanical and electrical systems and
                                      general condition of the site, buildings
                                      and other improvements. However, we cannot
                                      assure you that all conditions requiring
                                      repair or replacement were identified. In
                                      those

                                      S-63

                                      cases where a material and adverse
                                      condition was disclosed, such condition
                                      has been or is required to be remedied to
                                      the related seller's satisfaction, or
                                      funds as deemed necessary by such seller,
                                      or the related engineer or consultant have
                                      been reserved to remedy the material and
                                      adverse condition or other resources for
                                      such repairs were available at
                                      origination. No additional property
                                      inspections were conducted by us in
                                      connection with the issuance of the
                                      certificates.

APPRAISALS MAY INACCURATELY REFLECT
THE VALUE OF THE MORTGAGED
PROPERTIES                            An appraisal certified by the applicable
                                      appraiser to be in compliance with FIRREA
                                      was conducted in respect of each mortgaged
                                      property in connection with the
                                      origination or securitization of the
                                      related mortgage loan. The resulting
                                      estimates of value are the basis of the
                                      cut-off date loan-to-value ratios referred
                                      to in this prospectus supplement. Those
                                      estimates represent the analysis and
                                      opinion of the person performing the
                                      appraisal or market analysis and are not
                                      guarantees of present or future values.
                                      The appraiser may have reached a different
                                      conclusion of value than the conclusion
                                      that would be reached by a different
                                      appraiser appraising the same property.
                                      Moreover, the values of the mortgaged
                                      properties may have changed significantly
                                      since the appraisal or market study was
                                      performed. In addition, appraisals seek to
                                      establish the amount a typically motivated
                                      buyer would pay a typically motivated
                                      seller. Such amount could be significantly
                                      higher than the amount obtained from the
                                      sale of a mortgaged property under a
                                      distress or liquidation sale. The
                                      estimates of value reflected in the
                                      appraisals and the related loan-to-value
                                      ratios are presented for illustrative
                                      purposes only in Appendix I and Appendix
                                      II to this prospectus supplement. In each
                                      case the estimate presented is the one set
                                      forth in the most recent appraisal
                                      available to us as of the cut-off date,
                                      although we generally have not obtained
                                      updates to the appraisals. There is no
                                      assurance that the appraised values
                                      indicated accurately reflect past, present
                                      or future market values of the mortgaged
                                      properties.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY CAUSE INCREASED
POOL CONCENTRATION, WHICH MAY
ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                          As principal payments or prepayments are
                                      made on mortgage loans, the remaining
                                      mortgage pool may be subject to increased
                                      concentrations of property types,
                                      geographic locations and other pool
                                      characteristics of the mortgage loans and
                                      the mortgaged properties, some of which
                                      may be unfavorable. Classes of
                                      certificates that have a lower payment
                                      priority are more likely to be exposed to
                                      this concentration risk than are
                                      certificate classes with a higher payment
                                      priority. This occurs because realized
                                      losses are allocated to the class
                                      outstanding at any time with the lowest
                                      payment priority and principal on the
                                      certificates entitled to principal is
                                      generally payable in sequential order or
                                      alphabetical order, with such classes
                                      generally not being entitled to receive
                                      principal until the preceding class or
                                      classes entitled to receive principal have
                                      been retired.

                                      S-64

SUBORDINATION OF SOME CERTIFICATES
MAY AFFECT THE TIMING OF PAYMENTS
AND THE APPLICATION OF LOSSES ON
YOUR CERTIFICATES                     As described in this prospectus
                                      supplement, the rights of the holders of
                                      each class of subordinate certificates to
                                      receive payments of principal and interest
                                      otherwise payable on their certificates
                                      will be subordinated to such rights of the
                                      holders of the more senior certificates
                                      having an earlier alphabetical class
                                      designation. Losses on the mortgage loans
                                      will be allocated to the Class S, Class Q,
                                      Class P, Class O, Class N, Class M, Class
                                      L, Class K, Class J, Class H, Class G,
                                      Class F, Class E, Class D, Class C, Class
                                      B and Class A-J Certificates, in that
                                      order, reducing amounts otherwise payable
                                      to each class. Any remaining losses would
                                      then be allocated or cause shortfalls to
                                      Class A-1, Class A-1A, Class A-2, Class
                                      A-AB, Class A-3 and Class A-4
                                      Certificates, pro rata, and, solely with
                                      respect to losses of interest, to the
                                      Class X Certificates, in proportion to the
                                      amounts of interest or principal payable
                                      thereon, provided that losses allocated to
                                      the Class A-4 Certificates will be applied
                                      first to the Class A-4B Certificates until
                                      reduced to zero and then to Class A-4A
                                      Certificates until reduced to zero.

THE OPERATION OF THE MORTGAGED
PROPERTY FOLLOWING FORECLOSURE OF
THE MORTGAGE LOAN MAY AFFECT THE TAX
STATUS OF THE TRUST AND MAY
ADVERSELY AFFECT PAYMENTS ON YOUR
CERTIFICATES                          If the trust acquires a mortgaged property
                                      as a result of a foreclosure or deed in
                                      lieu of foreclosure, the special servicer
                                      will generally retain an independent
                                      contractor to operate the property. Any
                                      net income from operations other than
                                      qualifying "rents from real property", or
                                      any rental income based on the net profits
                                      derived by any person from such property
                                      or allocable to a non-customary service,
                                      will subject the trust to a federal tax on
                                      such income at the highest marginal
                                      corporate tax rate, which is currently
                                      35%, and, in addition, possible state or
                                      local tax. In this event, the net proceeds
                                      available for distribution on your
                                      certificates will be reduced. The special
                                      servicer may permit the trust to earn such
                                      above described "net income from
                                      foreclosure property" but only if it
                                      determines that the net after-tax benefit
                                      to certificateholders is greater than
                                      under another method of operating or
                                      leasing the mortgaged property. In
                                      addition, if the trust were to acquire one
                                      or more mortgaged properties pursuant to a
                                      foreclosure or deed in lieu of
                                      foreclosure, upon acquisition of those
                                      mortgaged properties, the trust may in
                                      certain jurisdictions, particularly in New
                                      York, be required to pay state or local
                                      transfer or excise taxes upon liquidation
                                      of such mortgaged properties. Such state
                                      or local taxes may reduce net proceeds
                                      available for distribution to the
                                      certificateholders.

STATE LAWS APPLICABLE TO FORECLOSURE
ACTIONS MAY AFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES         Some states, including California, have
                                      laws prohibiting more than one "judicial
                                      action" to enforce a mortgage obligation.
                                      Some courts have construed the term
                                      "judicial action" broadly. In the case of
                                      any mortgage loan secured by mortgaged
                                      properties located in multiple

                                      S-65

                                      states, the applicable master servicer or
                                      special servicer may be required to
                                      foreclose first on mortgaged properties
                                      located in states where these "one action"
                                      rules apply (and where non-judicial
                                      foreclosure is permitted) before
                                      foreclosing on properties located in
                                      states where judicial foreclosure is the
                                      only permitted method of foreclosure. As a
                                      result, the ability to realize upon the
                                      mortgage loans may be limited by the
                                      application of state laws.

THE BANKRUPTCY OR INSOLVENCY OF ANY
AFFILIATED BORROWERS MAY ADVERSELY
AFFECT PAYMENTS ON
YOUR CERTIFICATES                     Of the seventeen (17) groups of mortgage
                                      loans (which include thirteen (13) groups
                                      of mortgage loans in loan group 1, two (2)
                                      groups of mortgage loans in group 2 and
                                      one (1) group of mortgage loans in loan
                                      group 1 and loan group 2), the 3 largest
                                      representing 6.2%, 2.4% and 1.7%,
                                      respectively, of the initial outstanding
                                      pool balance were made to borrowers that
                                      are affiliated through common ownership of
                                      partnership or other equity interests and
                                      where, in general, the related mortgaged
                                      properties are commonly managed. The
                                      related borrower concentrations of the 3
                                      largest groups in loan group 1 represent
                                      7.0%, 2.7% and 1.9%, respectively, of the
                                      initial outstanding loan group 1 balance,
                                      and the 2 groups in loan group 2 represent
                                      9.2% and 8.8% of the initial outstanding
                                      loan group 2 balance or 0.9% and 0.2% of
                                      the initial outstanding loan group 1 and
                                      loan group 2 balance, as the case may be.

                                      The bankruptcy or insolvency of any such
                                      borrower or respective affiliate could
                                      have an adverse effect on the operation of
                                      all of the related mortgaged properties
                                      and on the ability of such related
                                      mortgaged properties to produce sufficient
                                      cash flow to make required payments on the
                                      related mortgage loans. For example, if a
                                      person that owns or controls several
                                      mortgaged properties experiences financial
                                      difficulty at one such property, it could
                                      defer maintenance at one or more other
                                      mortgaged properties in order to satisfy
                                      current expenses with respect to the
                                      mortgaged property experiencing financial
                                      difficulty, or it could attempt to avert
                                      foreclosure by filing a bankruptcy
                                      petition that might have the effect of
                                      interrupting monthly payments for an
                                      indefinite period on all the related
                                      mortgage loans.

TENANT LEASES MAY HAVE PROVISIONS
THAT COULD ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                  In certain jurisdictions, if tenant leases
                                      are subordinate to the liens created by
                                      the mortgage and do not contain attornment
                                      provisions which require the tenant to
                                      recognize a successor owner, following
                                      foreclosure, as landlord under the lease,
                                      the leases may terminate upon the transfer
                                      of the property to a foreclosing lender or
                                      purchaser at foreclosure. Not all leases
                                      were reviewed to ascertain the existence
                                      of these provisions. Accordingly, if a
                                      mortgaged property is located in such a
                                      jurisdiction and is leased to one or more
                                      desirable tenants under leases that are
                                      subordinate to the mortgage and do not
                                      contain attornment provisions, such
                                      mortgaged property could experience a
                                      further decline in value if such tenants'
                                      leases were terminated. This is
                                      particularly likely if such tenants were
                                      paying above-market rents or could not be
                                      replaced.

                                      S-66

                                      Some of the leases at the mortgaged
                                      properties securing the mortgage loans
                                      included in the trust may not be
                                      subordinate to the related mortgage. If a
                                      lease is not subordinate to a mortgage,
                                      the trust will not possess the right to
                                      dispossess the tenant upon foreclosure of
                                      the mortgaged property unless it has
                                      otherwise agreed with the tenant. If the
                                      lease contains provisions inconsistent
                                      with the mortgage, for example, provisions
                                      relating to application of insurance
                                      proceeds or condemnation awards, or which
                                      could affect the enforcement of the
                                      lender's rights, for example, a right of
                                      first refusal to purchase the property,
                                      the provisions of the lease will take
                                      precedence over the provisions of the
                                      mortgage.

                                      Additionally, with respect to certain of
                                      the mortgage loans, the related borrower
                                      may have granted certain tenants a right
                                      of first refusal in the event a sale is
                                      contemplated or a purchase option to
                                      purchase all or a portion of the mortgaged
                                      property. Such provisions, if not waived
                                      or subordinated, may impede the lender's
                                      ability to sell the related mortgaged
                                      property at foreclosure or adversely
                                      affect the foreclosure bid price.

TENANCIES IN COMMON MAY HINDER
RECOVERY                              Certain of the mortgage loans have
                                      borrowers that own, or in the future may
                                      own, the related mortgaged real properties
                                      as tenants-in-common. The bankruptcy,
                                      dissolution or action for partition by one
                                      or more of the tenants-in-common could
                                      result in an early repayment of the
                                      related mortgage loan, a significant delay
                                      in recovery against the tenant-in-common
                                      mortgagors, a material impairment in
                                      property management and a substantial
                                      decrease in the amount recoverable upon
                                      the related mortgage loan.

                                      Not all tenants-in-common for these types
                                      of mortgage loans will be special purpose
                                      entities. In general, with respect to a
                                      tenant-in-common ownership structure, each
                                      tenant-in-common owns an undivided share
                                      in the property and if such
                                      tenant-in-common desires to sell his
                                      interest in the property (and is unable to
                                      find a buyer or otherwise needs to force a
                                      partition), such tenant-in-common has the
                                      ability to request that a court order a
                                      sale of the property and distribute the
                                      proceeds to each tenant-in-common borrower
                                      proportionally. In some cases, the related
                                      tenant-in-common waived its right to
                                      partition, reducing the risk of partition.
                                      However, there can be no assurance that,
                                      if challenged, this waiver would be
                                      enforceable.

LEGAL ACTION ARISING OUT OF ORDINARY
BUSINESS COULD ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES         There may be pending or threatened legal
                                      actions, suits or proceedings against the
                                      borrowers and managers of the mortgaged
                                      properties and their respective affiliates
                                      arising out of their ordinary business. We
                                      cannot assure you that any such actions,
                                      suits or proceedings would not have a
                                      material adverse effect on your
                                      certificates.

                                      S-67

RISKS RELATING TO COMPLIANCE WITH
THE AMERICANS WITH DISABILITIES ACT
COULD ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                     Under the Americans with Disabilities Act
                                      of 1990, public accommodations are
                                      required to meet certain federal
                                      requirements related to access and use by
                                      disabled persons. Borrowers may incur
                                      costs complying with the Americans with
                                      Disabilities Act. In addition,
                                      noncompliance could result in the
                                      imposition of fines by the federal
                                      government or an award of damages to
                                      private litigants. If a borrower incurs
                                      such costs or fines, the amount available
                                      to pay debt service would be reduced.

CONFLICTS OF INTEREST MAY HAVE AN
ADVERSE EFFECT ON YOUR CERTIFICATES   Conflicts between various
                                      certificateholders. The special servicer
                                      is given considerable latitude in
                                      determining whether and in what manner to
                                      liquidate or modify defaulted mortgage
                                      loans. The operating adviser will have the
                                      right to replace the special servicer upon
                                      satisfaction of certain conditions set
                                      forth in the Pooling and Servicing
                                      Agreement. At any given time, the
                                      operating adviser will be controlled
                                      generally by the holders of the most
                                      subordinate, or, if its certificate
                                      principal balance is less than 25% of its
                                      original certificate balance, the next
                                      most subordinate class of certificates,
                                      that is, the controlling class outstanding
                                      from time to time (or, in certain cases,
                                      the holder of a B Note), and such holders
                                      may have interests in conflict with those
                                      of the holders of the other certificates.
                                      For instance, the holders of certificates
                                      of the controlling class (or the holder of
                                      a B Note, if applicable), might desire to
                                      mitigate the potential for loss to that
                                      class from a troubled mortgage loan by
                                      deferring enforcement in the hope of
                                      maximizing future proceeds. However, the
                                      interests of the trust may be better
                                      served by prompt action, since delay
                                      followed by a market downturn could result
                                      in less proceeds to the trust than would
                                      have been realized if earlier action had
                                      been taken. In general, no servicer is
                                      required to act in a manner more favorable
                                      to the offered certificates than to the
                                      non-offered certificates. The initial
                                      operating adviser under the Pooling and
                                      Servicing Agreement will be CWCapital
                                      Investments LLC or an affiliate.

                                      The master servicers, the special servicer
                                      or an affiliate of any of them may acquire
                                      certain of the most subordinated
                                      certificates, including those of the
                                      initial controlling class. Under such
                                      circumstances, the applicable master
                                      servicer and the special servicer may have
                                      interests that conflict with the interests
                                      of the other holders of the certificates.
                                      However, the Pooling and Servicing
                                      Agreement provides that the mortgage loans
                                      are to be serviced in accordance with the
                                      servicing standard and without regard to
                                      ownership of any certificates by a master
                                      servicer or the special servicer, as
                                      applicable.

                                      In addition, a B Note, any mezzanine loans
                                      and/or any future mezzanine loans related
                                      to certain of the mortgage loans may be
                                      held by the respective sellers of such
                                      mortgage loan or affiliates thereof. The
                                      holders of such B Notes or mezzanine loans
                                      may have interests that conflict with the
                                      interests of the holders of the
                                      certificates.

                                      Conflicts between certificateholders and
                                      the Non-Serviced Mortgage Loan Master
                                      Servicer and/or the Non-Serviced Mortgage
                                      Loan Special Servicer. Any Non-Serviced
                                      Mortgage Loan will be serviced and

                                      S-68

                                      administered pursuant to the related
                                      Non-Serviced Mortgage Loan Pooling and
                                      Servicing Agreement, which provides for
                                      servicing arrangements that are similar
                                      but not identical to those under the
                                      Pooling and Servicing Agreement.
                                      Consequently, Non-Serviced Mortgage Loans
                                      will not be serviced and administered
                                      pursuant to the terms of the Pooling and
                                      Servicing Agreement. In addition, the
                                      legal and/or beneficial owners of the
                                      other mortgage loans secured by the
                                      mortgaged property securing Non-Serviced
                                      Mortgage Loans, directly or through
                                      representatives, have certain rights under
                                      the related Non-Serviced Mortgage Loan
                                      Pooling and Servicing Agreement and the
                                      related intercreditor agreement that
                                      affect such mortgage loans, including with
                                      respect to the servicing of such mortgage
                                      loans and the appointment of a special
                                      servicer with respect to such mortgage
                                      loans. In addition, the holders of any
                                      related B Notes may have certain rights
                                      under the related intercreditor
                                      agreements, including, in certain cases,
                                      with respect to the servicing thereof
                                      and/or appointment of a special servicer
                                      with respect thereto. Those legal and/or
                                      beneficial owners may have interests that
                                      conflict with your interests.

                                      Conflicts between borrowers and property
                                      managers. It is likely that many of the
                                      property managers of the mortgaged
                                      properties, or their affiliates, manage
                                      additional properties, including
                                      properties that may compete with the
                                      mortgaged properties. Affiliates of the
                                      managers, and managers themselves, also
                                      may own other properties, including
                                      competing properties. The managers of the
                                      mortgaged properties may accordingly
                                      experience conflicts of interest in the
                                      management of such mortgaged properties.

                                      Conflicts between the trust and the
                                      mortgage loan sellers. The activities of
                                      the mortgage loan sellers and their
                                      affiliates may involve properties which
                                      are in the same markets as the mortgaged
                                      properties underlying the certificates. In
                                      such case, the interests of each of the
                                      mortgage loan sellers or such affiliates
                                      may differ from, and compete with, the
                                      interests of the trust, and decisions made
                                      with respect to those assets may adversely
                                      affect the amount and timing of
                                      distributions with respect to the
                                      certificates. Conflicts of interest may
                                      arise between the trust and each of the
                                      mortgage loan sellers or their affiliates
                                      that engage in the acquisition,
                                      development, operation, financing and
                                      disposition of real estate if such
                                      mortgage loan sellers acquire any
                                      certificates. In particular, if
                                      certificates held by a seller are part of
                                      a class that is or becomes the controlling
                                      class, the seller, as part of the holders
                                      of the controlling class, would have the
                                      ability to influence certain actions of
                                      the special servicer under circumstances
                                      where the interests of the trust conflict
                                      with the interests of the seller or its
                                      affiliates as acquirors, developers,
                                      operators, financers or sellers of real
                                      estate related assets.

                                      The mortgage loan sellers or their
                                      affiliates may acquire a portion of the
                                      certificates. Under such circumstances,
                                      they may become the controlling class, and
                                      as such have interests that may conflict
                                      with their interests as a seller of the
                                      mortgage loans.

PREPAYMENTS MAY REDUCE THE YIELD ON
YOUR CERTIFICATES                     The yield to maturity on your certificates
                                      will depend, in significant part, upon the
                                      rate and timing of principal payments on
                                      the mortgage loans. For this purpose,
                                      principal payments include both voluntary
                                      prepayments, if permitted, and involuntary
                                      prepayments, such as prepayments resulting
                                      from casualty or condemnation of mortgaged

                                      S-69

                                      properties, defaults and liquidations by
                                      borrowers, or repurchases as a result of a
                                      seller's breach of representations and
                                      warranties or material defects in a
                                      mortgage loan's documentation.

                                      The investment performance of your
                                      certificates may vary materially and
                                      adversely from your expectations if the
                                      actual rate of prepayment is higher or
                                      lower than you anticipate.

                                      Voluntary prepayments under some of the
                                      mortgage loans require payment of a
                                      prepayment premium or a yield maintenance
                                      charge unless the prepayment occurs within
                                      generally one (1) to twenty-five (25)
                                      payments prior to and including the
                                      anticipated repayment date or the stated
                                      maturity date, as the case may be.
                                      Nevertheless, we cannot assure you that
                                      the related borrowers will refrain from
                                      prepaying their mortgage loans due to the
                                      existence of a prepayment premium or a
                                      yield maintenance charge or that the
                                      amount of such premium or charge will be
                                      sufficient to compensate you for
                                      shortfalls in payments on your
                                      certificates on account of such
                                      prepayments. We also cannot assure you
                                      that involuntary prepayments will not
                                      occur. The rate at which voluntary
                                      prepayments occur on the mortgage loans
                                      will be affected by a variety of factors,
                                      including:

                                      o  the terms of the mortgage loans;

                                      o  the length of any prepayment lock-out
                                         period;

                                      o  the level of prevailing interest rates;

                                      o  the availability of mortgage credit;

                                      o  the applicable yield maintenance
                                         charges or prepayment premiums and the
                                         ability of the applicable master
                                         servicer or special servicer to enforce
                                         the related provisions;

                                      o  the failure to meet requirements for
                                         release of escrows/reserves that result
                                         in a prepayment;

                                      o  the occurrence of casualties or natural
                                         disasters; and

                                      o  economic, demographic, tax or legal
                                         factors.

                                      Generally, no yield maintenance charge or
                                      prepayment premium will be required for
                                      prepayments in connection with a casualty
                                      or condemnation unless an event of default
                                      has occurred. In addition, if a seller
                                      repurchases any mortgage loan from the
                                      trust due to the material breach of a
                                      representation or warranty or a material
                                      document defect or such mortgage loan is
                                      otherwise purchased from the trust
                                      (including certain purchases by the holder
                                      of a B Note or mezzanine loan), the
                                      repurchase price paid will be passed
                                      through to the holders of the certificates
                                      with the same effect as if the mortgage
                                      loan had been prepaid in part or in full,
                                      except that no yield maintenance charge or
                                      prepayment premium will be payable. Such a
                                      repurchase or purchase may, therefore,
                                      adversely affect the yield to maturity on
                                      your certificates.

                                      Although all of the mortgage loans have
                                      prepayment protection in the form of
                                      lock-out periods, defeasance provisions,
                                      yield maintenance provisions and/or
                                      prepayment premium provisions, there can
                                      be no assurance that borrowers will
                                      refrain from prepaying mortgage loans

                                      S-70

                                      due to the existence of a yield
                                      maintenance charge or prepayment premium
                                      or that involuntary prepayments or
                                      repurchases will not occur.

                                      Also, the description in the mortgage
                                      notes of the method of calculation of
                                      prepayment premiums and yield maintenance
                                      charges is complex and subject to legal
                                      interpretation and it is possible that
                                      another person would interpret the
                                      methodology differently from the way we
                                      did in estimating an assumed yield to
                                      maturity on your certificates as described
                                      in this prospectus supplement. See
                                      Appendix II attached to this prospectus
                                      supplement for a description of the
                                      various prepayment provisions.

THE YIELD ON YOUR CERTIFICATE WILL
BE AFFECTED BY THE PRICE AT WHICH
THE CERTIFICATE WAS PURCHASED AND
THE RATE, TIMING AND AMOUNT OF
DISTRIBUTIONS ON YOUR CERTIFICATE     The yield on any certificate will depend
                                      on (1) the price at which such certificate
                                      is purchased by you and (2) the rate,
                                      timing and amount of distributions on your
                                      certificate. The rate, timing and amount
                                      of distributions on any certificate will,
                                      in turn, depend on, among other things:

                                      o  the interest rate for such certificate;

                                      o  the rate and timing of principal
                                         payments (including principal
                                         prepayments) and other principal
                                         collections (including loan purchases
                                         in connection with breaches of
                                         representations and warranties) on or
                                         in respect of the mortgage loans and
                                         the extent to which such amounts are to
                                         be applied or otherwise result in a
                                         reduction of the certificate balance of
                                         such certificate;

                                      o  the rate, timing and severity of losses
                                         on or in respect of the mortgage loans
                                         or unanticipated expenses of the trust;

                                      o  the rate and timing of any
                                         reimbursement of the master servicers,
                                         the special servicer, the trustee or
                                         the fiscal agent, as applicable, out of
                                         the Certificate Account of
                                         nonrecoverable advances or advances
                                         remaining unreimbursed on a modified
                                         mortgage loan on the date of such
                                         modification;

                                      o  the timing and severity of any interest
                                         shortfalls resulting from prepayments
                                         to the extent not offset by a reduction
                                         in master servicer compensation as
                                         described in this prospectus
                                         supplement;

                                      o  the timing and severity of any
                                         reductions in the appraised value of
                                         any mortgaged property in a manner that
                                         has an effect on the amount of
                                         advancing required on the related
                                         mortgage loan; and

                                      o  the method of calculation of prepayment
                                         premiums and yield maintenance charges
                                         and the extent to which prepayment
                                         premiums and yield maintenance charges
                                         are collected and, in turn, distributed
                                         on such certificate.

                                      In addition, any change in the weighted
                                      average life of a certificate may
                                      adversely affect yield. Prepayments
                                      resulting in a shortening of weighted
                                      average lives of certificates may be made
                                      at a time of lower interest rates when you
                                      may be unable to reinvest the resulting
                                      payment of principal at a rate comparable
                                      to the effective yield anticipated when

                                      S-71

                                      making the initial investment in
                                      certificates. Delays and extensions
                                      resulting in a lengthening of the weighted
                                      average lives of the certificates may
                                      occur at a time of higher interest rates
                                      when you may have been able to reinvest
                                      principal payments that would otherwise
                                      have been received by you at higher rates.

YOU BEAR THE RISK OF BORROWER
DEFAULTS                              The rate and timing of delinquencies or
                                      defaults on the mortgage loans could
                                      affect the following aspects of the
                                      offered certificates:

                                      o  the aggregate amount of distributions
                                         on them;

                                      o  their yields to maturity;

                                      o  their rates of principal payments; and

                                      o  their weighted average lives.

                                      The rights of holders of each class of
                                      subordinate certificates to receive
                                      payments of principal and interest
                                      otherwise payable on their certificates
                                      will be subordinated to such rights of the
                                      holders of the more senior certificates
                                      having an earlier alphabetical class
                                      designation. Losses on the mortgage loans
                                      will be allocated to the Class S, Class Q,
                                      Class P, Class O, Class N, Class M, Class
                                      L, Class K, Class J, Class H, Class G,
                                      Class F, Class E, Class D, Class C, Class
                                      B and Class A-J Certificates, in that
                                      order, reducing amounts otherwise payable
                                      to each class. Any remaining losses would
                                      then be allocated to Class A-1, Class
                                      A-1A, Class A-2, Class A-AB, Class A-3 and
                                      Class A-4 Certificates, pro rata and, with
                                      respect to losses of interest only, the
                                      Class X Certificates based on their
                                      respective entitlements, provided that
                                      losses allocated to the Class A-4
                                      Certificates will be applied first to the
                                      Class A-4B Certificates until reduced to
                                      zero and then to the Class A-4A
                                      Certificates until reduced to zero.

                                      If losses on the mortgage loans exceed the
                                      aggregate certificate balance of the
                                      classes of certificates subordinated to a
                                      particular class, that particular class
                                      will suffer a loss equal to the full
                                      amount of that excess up to the
                                      outstanding certificate balance of such
                                      class.

                                      If you calculate your anticipated yield
                                      based on assumed rates of default and
                                      losses that are lower than the default
                                      rate and losses actually experienced and
                                      such losses are allocable to your
                                      certificates, your actual yield to
                                      maturity will be lower than the assumed
                                      yield. Under extreme scenarios, such yield
                                      could be negative. In general, the earlier
                                      a loss is borne by your certificates, the
                                      greater the effect on your yield to
                                      maturity.

                                      Additionally, delinquencies and defaults
                                      on the mortgage loans may significantly
                                      delay the receipt of distributions by you
                                      on your certificates, unless advances are
                                      made to cover delinquent payments or the
                                      subordination of another class of
                                      certificates fully offsets the effects of
                                      any such delinquency or default.

                                      Also, if the related borrower does not
                                      repay a mortgage loan with a
                                      hyperamortization feature by its
                                      anticipated repayment date, the effect
                                      will be to increase the weighted average
                                      life of your certificates and may reduce
                                      your yield to maturity.

                                      S-72

                                      Furthermore, if P&I Advances and/or
                                      Servicing Advances are made with respect
                                      to a mortgage loan after default and the
                                      mortgage loan is thereafter worked out
                                      under terms that do not provide for the
                                      repayment of those advances in full at the
                                      time of the workout, then any
                                      reimbursements of those advances prior to
                                      the actual collection of the amount for
                                      which the advance was made may also result
                                      in reductions in distributions of
                                      principal to the holders of the offered
                                      certificates for the current month.

COMPENSATION TO THE MASTER
SERVICERS, THE SPECIAL SERVICER, THE
TRUSTEE AND THE FISCAL AGENT MAY
ADVERSELY AFFECT THE PAYMENTS ON
YOUR CERTIFICATES                     To the extent described in this prospectus
                                      supplement, the master servicers, the
                                      special servicer, the trustee or the
                                      fiscal agent (and the related master
                                      servicer, the special servicer, the
                                      trustee or the fiscal agent in respect of
                                      any Non-Serviced Mortgage Loans) will be
                                      entitled to receive interest at the "Prime
                                      Rate" on unreimbursed advances they have
                                      made with respect to defaulted monthly
                                      payments or that are made with respect to
                                      the preservation and protection of the
                                      related mortgaged property. This interest
                                      will generally accrue from the date on
                                      which the related advance is made or the
                                      related expense is incurred to the date of
                                      reimbursement. This interest may be offset
                                      in part by default interest and late
                                      payment charges paid by the borrower or by
                                      certain other amounts. In addition, under
                                      certain circumstances, including
                                      delinquencies in the payment of principal
                                      and interest, a mortgage loan will be
                                      serviced by a special servicer, and the
                                      special servicer is entitled to
                                      compensation for special servicing
                                      activities. The right to receive interest
                                      on advances and special servicing
                                      compensation is senior to the rights of
                                      certificateholders to receive
                                      distributions. The payment of interest on
                                      advances and the payment of compensation
                                      to the special servicer may result in
                                      shortfalls in amounts otherwise
                                      distributable on certificates.

LEASEHOLD INTERESTS ENTAIL CERTAIN
RISKS WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES         Five (5) mortgaged properties, securing
                                      mortgage loans representing 11.9% of the
                                      initial outstanding pool balance (and
                                      representing 13.5% of the initial
                                      outstanding loan group 1 balance), are
                                      subject to a first mortgage lien on a fee
                                      interest in a portion of the property and
                                      a leasehold interest in the remaining
                                      portion of the property.

                                      Three (3) mortgaged properties, securing
                                      mortgage loans representing 0.9% of the
                                      initial outstanding pool balance (and
                                      representing 1.0% of the initial
                                      outstanding loan group 1 balance), are
                                      subject to a first mortgage lien on a
                                      leasehold interest in such mortgaged
                                      property.

                                      Leasehold mortgage loans are subject to
                                      certain risks not associated with mortgage
                                      loans secured by a lien on the fee estate
                                      of the borrower. The most significant of
                                      these risks is that if the borrower's
                                      leasehold were to be terminated upon a
                                      lease default, the lender (such as the
                                      trust) would lose its security. Generally,
                                      each related ground lease requires the
                                      lessor to give the lender notice of the
                                      borrower's defaults under the

                                      S-73

                                      ground lease and an opportunity to cure
                                      them, permits the leasehold interest to be
                                      assigned to the lender or the purchaser at
                                      a foreclosure sale, in some cases only
                                      upon the consent of the lessor, and
                                      contains certain other protective
                                      provisions typically included in a
                                      "mortgageable" ground lease.

                                      Upon the bankruptcy of a lessor or a
                                      lessee under a ground lease, the debtor
                                      entity has the right to assume or reject
                                      the lease. If a debtor lessor rejects the
                                      lease, the lessee has the right to remain
                                      in possession of its leased premises for
                                      the rent otherwise payable under the lease
                                      for the term of the lease (including
                                      renewals). If a debtor lessee/borrower
                                      rejects any or all of the lease, the
                                      leasehold lender could succeed to the
                                      lessee/borrower's position under the lease
                                      only if the lessor specifically grants the
                                      lender such right. If both the lessor and
                                      the lessee/borrowers are involved in
                                      bankruptcy proceedings, the trustee may be
                                      unable to enforce the bankrupt
                                      lessee/borrower's right to refuse to treat
                                      a ground lease rejected by a bankrupt
                                      lessor as terminated. In such
                                      circumstances, a lease could be terminated
                                      notwithstanding lender protection
                                      provisions contained therein or in the
                                      mortgage.

                                      Most of the ground leases securing the
                                      mortgaged properties provide that the
                                      ground rent increases during the term of
                                      the lease. These increases may adversely
                                      affect the cash flow and net income of the
                                      borrower from the mortgaged property.

THE SELLERS OF THE MORTGAGE LOANS
ARE SUBJECT TO BANKRUPTCY OR
INSOLVENCY LAWS THAT MAY AFFECT THE
TRUST'S OWNERSHIP OF THE MORTGAGE
LOANS                                 In the event of the insolvency of any
                                      seller, it is possible the trust's right
                                      to payment from or ownership of the
                                      mortgage loans could be challenged, and if
                                      such challenge were successful, delays or
                                      reductions in payments on your
                                      certificates could occur.

                                      Based upon opinions of counsel that the
                                      conveyance of the mortgage loans would
                                      generally be respected in the event of
                                      insolvency of the mortgage loan sellers,
                                      which opinions are subject to various
                                      assumptions and qualifications, the
                                      depositor believes that such a challenge
                                      will be unsuccessful, but there can be no
                                      assurance that a bankruptcy trustee, if
                                      applicable, or other interested party will
                                      not attempt to assert such a position.
                                      Even if actions seeking such results were
                                      not successful, it is possible that
                                      payments on the certificates would be
                                      delayed while a court resolves the claim.

LIMITED LIQUIDITY AND MARKET VALUE
MAY ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                     Your certificates will not be listed on
                                      any securities exchange or traded on any
                                      automated quotation systems of any
                                      registered securities association, and
                                      there is currently no secondary market for
                                      the certificates. While the Underwriters
                                      currently intend to make a secondary
                                      market in the certificates, none of them
                                      is obligated to do so. Accordingly, you
                                      may not have an active or liquid secondary
                                      market for your certificates, which could
                                      result in a substantial decrease in the
                                      market value of your certificates. The
                                      market value of your certificates also may
                                      be affected by many other factors,
                                      including then-prevailing interest rates.
                                      Furthermore, you should be aware that the
                                      market for

                                      S-74

                                      securities of the same type as the
                                      certificates has in the past been volatile
                                      and offered very limited liquidity.

WEIGHTED AVERAGE COUPON RATE ENTAIL
RISKS WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES         The interest rates on one or more classes
                                      of certificates may be based on a weighted
                                      average of the mortgage loan interest
                                      rates net of the administrative cost rate,
                                      which is calculated based upon the
                                      respective principal balances of the
                                      mortgage loans. Alternatively, the
                                      interest rate on one or more classes of
                                      the certificates may be capped at such
                                      weighted average rate. This weighted
                                      average rate is further described in this
                                      prospectus supplement under the definition
                                      of "Weighted Average Net Mortgage Rate."
                                      Any class of certificates that is either
                                      fully or partially based upon the weighted
                                      average net mortgage rate may be adversely
                                      affected by disproportionate principal
                                      payments, prepayments, defaults and other
                                      unscheduled payments on the mortgage
                                      loans. Because some mortgage loans will
                                      amortize their principal more quickly than
                                      others, the rate may fluctuate over the
                                      life of those classes of your
                                      certificates.

                                      In general, mortgage loans with relatively
                                      high mortgage interest rates are more
                                      likely to prepay than mortgage loans with
                                      relatively low mortgage interest rates.
                                      For instance, varying rates of unscheduled
                                      principal payments on mortgage loans which
                                      have interest rates above the weighted
                                      average net mortgage rate may have the
                                      effect of reducing the interest rate of
                                      your certificates.

         This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors"
section and elsewhere in this prospectus supplement.

                                      S-75

                     DESCRIPTION OF THE OFFERED CERTIFICATES

         Capitalized terms are defined in the "Glossary of Terms" attached to this prospectus supplement.

GENERAL

         The Series 2005-HQ6 Commercial Mortgage Pass-Through Certificates will be issued on or about August , 2005 pursuant to a Pooling and Servicing
Agreement to be dated as of the Cut-off Date, between the Depositor, the master servicers, the special servicer, the trustee, the paying agent and the fiscal agent.

         The certificates will represent in the aggregate the entire beneficial ownership interest in a trust consisting primarily of:

         o   the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and scheduled payments of principal and interest due on or before the
             Cut-off Date;

         o   any mortgaged property acquired on behalf of the Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

         o   a security interest in any United States government obligations pledged in respect of the defeasance of a mortgage loan; and

         o   certain rights of the Depositor under, or assigned to the Depositor pursuant to, each of the Mortgage Loan Purchase Agreements relating to, among other things, mortgage loan document delivery
             requirements and the representations and warranties of the related seller (or the representations and warranties assigned by the related seller) regarding its mortgage loans.

         The certificates will be issued on the Closing Date and will only be entitled to scheduled payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

         The certificates will consist of various classes, to be designated as:

         o   the Class A-1 Certificates, the Class A-1A Certificates, the Class
             A-2 Certificates, the Class A-AB Certificates, the Class A-3
             Certificates, the Class A-4A Certificates and the Class A-4B
             Certificates;

         o   the Class X-1 Certificates and the Class X-2 Certificates;

         o   the Class A-J Certificates, the Class B Certificates, the Class C
             Certificates, the Class D Certificates, the Class E Certificates,
             the Class F Certificates, the Class G Certificates, the Class H
             Certificates, the Class J Certificates, the Class K Certificates,
             the Class L Certificates, the Class M Certificates, the Class N
             Certificates, the Class O Certificates, the Class P Certificates,
             the Class Q Certificates and the Class S Certificates; and

         o   the Class T Certificates, Class R-I Certificates, the Class R-II
             Certificates and the Class R-III Certificates.

         The Class A Senior and Class A-J Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount. The Class B, Class C, Class D, Class E and Class F Certificates will be issued in denominations of $100,000 initial
Certificate Balance and in any whole dollar denomination in excess of that amount. The Class X-2 Certificates will be issued in denominations of $1,000,000 initial Notional Amount and in any whole dollar denomination in excess of that amount.

                                      S-76

         Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of The
Depository Trust Company ("DTC"). We have been informed by DTC that DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled to receive a fully registered physical certificate representing such interest, except as presented in the prospectus under "Description Of The Offered Certificates--Reports to Certificateholders;
Available Information--Book Entry." Unless and until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by
DTC upon instructions received from the related Certificate Owners through DTC's participating organizations.

         All references herein to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related Certificate Owners through DTC's
Participants in accordance with DTC procedures. Until definitive certificates are issued in respect of any class of offered certificates, interests in such certificates will be transferred on the book-entry records of DTC and its
Participants. See "Description of the Certificates--Book-Entry Registration and
Definitive Certificates" in the prospectus.

         Certificateholders must hold their offered certificates in book-entry form, and delivery of the offered certificates will be made through the facilities of DTC, in the United States, and may be made through the facilities of Clearstream Bank or Euroclear Bank, as operator of the Euroclear system, in
Europe. Transfers within DTC, Clearstream Bank or Euroclear Bank, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Crossmarket transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream Bank or Euroclear Bank, on the other, will be effected in DTC through the relevant depositaries of Clearstream Bank and
Euroclear Bank, respectively.

         Because of time-zone differences, credits of securities received in
Clearstream Bank or Euroclear Bank as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Bank participant or Clearstream Bank customer on such business day. Cash received in Clearstream Bank or Euroclear Bank as a result of sales of securities by or through a Clearstream Bank customer or a Euroclear
Bank participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Bank or
Euroclear Bank cash account only as of the business day following settlement in
DTC.

                                      S-77

CERTIFICATE BALANCES

         Upon initial issuance, the Class A-1, Class A-1A, Class A-2, Class
A-AB, Class A-3, Class A-4A, Class A-4B, Class X-2, Class A-J, Class B, Class C,
Class D, Class E and Class F Certificates will have the following aggregate
Certificate Balances or Notional Amount. In each case, the Certificate Balance or Notional Amount on the Closing Date may vary by up to 5%:



                         APPROXIMATE INITIAL        APPROXIMATE
                         CERTIFICATE BALANCE     PERCENT OF INITIAL         RATINGS            APPROXIMATE
       CLASS              OR NOTIONAL AMOUNT        POOL BALANCE       (FITCH/S&P/DBRS)       CREDIT SUPPORT
       -----              ------------------        ------------       ----------------       --------------

Class A-1                     $121,200,000              4.40%             AAA/AAA/AAA             20.000%
Class A-1A                    $318,834,000             11.58%             AAA/AAA/AAA             20.000%
Class A-2                     $337,000,000             12.24%             AAA/AAA/AAA             20.000%
Class A-AB                    $111,100,000              4.03%             AAA/AAA/AAA             20.000%
Class A-3                     $103,000,000              3.74%             AAA/AAA/AAA             20.000%
Class A-4A                  $1,060,595,000             38.51%             AAA/AAA/AAA             30.000%
Class A-4B                    $151,514,000              5.50%             AAA/AAA/AAA             20.000%
Class X-2                   $2,672,241,000            _______             AAA/AAA/AAA             _______
Class A-J                     $175,571,000              6.38%             AAA/AAA/AAA             13.625%
Class B                        $24,098,000              0.88%          AA+/AA+/AA(high)           12.750%
Class C                        $34,425,000              1.25%              AA/AA/AA               11.500%
Class D                        $27,541,000              1.00%           AA-/AA-/AA(low)           10.500%
Class E                        $24,098,000              0.88%            A+/A+/A(high)            9.625%
Class F                        $27,541,000              1.00%                A/A/A                8.625%


         The percentages indicated under the columns "Approximate Credit
Support" with respect to the Class A-1, Class A-1A, Class A-2, Class A-AB, Class
A-3, Class A-4A and Class A-4B Certificates represent the approximate credit support for the Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3 and
Class A-4 Certificates in the aggregate. In addition, the Class A-4A
Certificates have additional credit support provided by the Class A-4B
Certificates.

         The initial Certificate Balance of each Principal Balance Certificate will be presented on the face of the certificate. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate
Balance of each Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable
Distribution Date, and will be further reduced by any Realized Losses and
Expense Losses allocated to the Certificate Balance of such certificate on such
Distribution Date. See "--Distributions" and "--Distributions--Subordination;
Allocation of Losses and Certain Expenses" below.

         The Interest Only Certificates will not have a Certificate Balance.
Each such class of certificates will represent the right to receive distributions of interest accrued as described herein on a Notional Amount.

         The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance
Certificates outstanding from time to time. The Notional Amount of the Class X-2
Certificates will equal:

         o   during the period from the Closing Date through and including the
             Distribution Date occurring in August 2006, the sum of (a) the lesser of $106,156,000 and the Certificate Balance of the Class A-1
             Certificates outstanding from time to time (b) the lesser of
             $317,474,000 and the Certificate Balance of the Class A-1A
             Certificates outstanding from time to time and (c) the aggregate of the Certificate Balances of the

                                      S-78

             Class A-2, Class A-AB, Class A-3, Class A-4A, Class A-4B, Class
             A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
             Class J, Class K, Class L, Class M and Class N Certificates
             outstanding from time to time;

         o   during the period following the Distribution Date occurring in
             August 2006 through and including the Distribution Date occurring in August 2007, the sum of (a) the lesser of $1,498,000 and the
             Certificate Balance of the Class A-1 Certificates outstanding from time to time, (b) the lesser of $304,236,000 and the Certificate
             Balance of the Class A-1A Certificates outstanding from time to time and (c) the aggregate of the Certificate Balances of the Class
             A-2, Class A-AB, Class A-3, Class A-4A, Class A-4B, Class A-J,
             Class B, Class C, Class D, Class E, Class F, Class G, Class H,
             Class J, Class K, Class L, Class M and Class N Certificates
             outstanding from time to time;

         o   during the period following the Distribution Date occurring in
             August 2007 through and including the Distribution Date occurring in August 2008, the sum of (a) the lesser of $230,961,000 and the
             Certificate Balance of the Class A-2 Certificates outstanding from time to time, (b) the lesser of $290,440,000 and the Certificate
             Balance of the Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class
             A-AB, Class A-3, Class A-4A, Class A-4B, Class A-J, Class B, Class
             C, Class D, Class E, Class F, Class G, Class H and Class J
             Certificates outstanding from time to time and (d) the lesser of
             $37,436,000 and the Certificate Balance of the Class K Certificates
             outstanding from time to time;

         o   during the period following the Distribution Date occurring in
             August 2008 through and including the Distribution Date occurring in August 2009, the sum of (a) the lesser of $129,228,000 and the
             Certificate Balance of the Class A-2 Certificates outstanding from time to time, (b) the lesser of $277,376,000 and the Certificate
             Balance of the Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class
             A-AB, Class A-3, Class A-4A, Class A-4B, Class A-J, Class B, Class
             C, Class D, Class E, Class F, Class G and Class H Certificates
             outstanding from time to time and (d) the lesser of $17,951,000 and the Certificate Balance of the Class J Certificates outstanding from time to time;

         o   during the period following the Distribution Date occurring in
             August 2009 through and including the Distribution Date occurring in August 2010, the sum of (a) the lesser of $1,031,791,000 and the
             Certificate Balance of the Class A-4A Certificates outstanding from time to time, (b) the lesser of $164,140,000 and the Certificate
             Balance of the Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class
             A-4B, Class A-J, Class B, Class C, Class D Class E, Class F and
             Class G Certificates outstanding from time to time and (d) the lesser of $5,871,000 and the Certificate Balance of the Class H
             Certificates outstanding from time to time;

         o   during the period following the Distribution Date occurring in
             August 2010 through and including the Distribution Date occurring in August 2011, the sum of (a) the lesser of $952,944,000 and the
             Certificate Balance of the Class A-4A Certificates outstanding from time to time, (b) the lesser of $156,293,000 and the Certificate
             Balance of the Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class
             A-4B, Class A-J, Class B, Class C, Class D and Class E Certificates
             outstanding from time to time and (d) the lesser of $24,919,000 and the Certificate Balance of the Class F Certificates outstanding from time to time;

         o   during the period following the Distribution Date occurring in
             August 2011 through and including the Distribution Date occurring in August 2012, the sum of (a) the lesser of $845,317,000 and the
             Certificate Balance of the Class A-4A Certificates outstanding from time to time, (b) the lesser of $148,905,000 and the Certificate
             Balance of the Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class
             A-4B, Class A-J, Class B, Class C and Class D Certificates
             outstanding from time to time and (d) the lesser of $15,904,000 and the Certificate Balance of the Class E Certificates outstanding from time to time;

                                      S-79

         o   during the period following the Distribution Date occurring in
             August 2012 through and including the Distribution Date occurring in August 2013, the sum of (a) the lesser of $772,866,000 and the
             Certificate Balance of the Class A-4A Certificates outstanding from time to time, (b) the lesser of $141,910,000 and the Certificate
             Balance of the Class A-1A Certificates outstanding from time to time, (c) the aggregate of the Certificate Balances of the Class
             A-4B, Class A-J, Class B and Class C Certificates outstanding from time to time and (d) the lesser of $13,330,000 and the Certificate
             Balance of the Class D Certificates outstanding from time to time;
             and

         o   following the Distribution Date occurring in August 2013, $0.

         Accordingly, the Notional Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Certificate Balance of any class of Principal Balance Certificates. The Notional
Amount of the Class X-2 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and
Expense Losses actually allocated to the Certificate Balance of any component and any class of Certificates included in the calculation of the Notional Amount for the Class X-2 Certificates on such Distribution Date, as described above. It is anticipated that holders of the Class X-2 Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in August 2013. Upon initial issuance, the aggregate Notional Amount of the Class X-1 Certificates and Class X-2 Certificates will be $2,754,054,199 and $2,672,241,000, respectively, subject in each case to a permitted variance of plus or minus 5%. The Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.

         The Residual Certificates will not have Certificate Balances or
Notional Amounts.

PASS-THROUGH RATES

         The Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class
A-4A, Class A-4B, Class A-J, Class B, Class C, Class D, Class E and Class F
Certificates will, at all times, accrue interest at a per annum rate equal to
(i) a fixed rate, (ii) a fixed rate subject to a cap equal to the Weighted
Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average Net
Mortgage Rate less a specified percentage, which percentage may be zero.

         The Pass-Through Rate applicable to the Class X-1 Certificates for the initial Distribution Date will equal approximately % per annum. The Pass-Through
Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional
Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the
Certificate Balance of one of the classes of the Principal Balance Certificates.
In general, the Certificate Balance of each class of Principal Balance
Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the
Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balances" above as being part of the total
Notional Amount of the Class X-2 Certificates immediately prior to any
Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate
Balance will represent one or more other separate components of the Class X-1
Certificates for purposes of calculating the accrual of interest for the related
Distribution Date. For any Distribution Date occurring in or before August 2013, on any particular component of the total Notional Amount of the Class X-1
Certificates immediately prior to the related Distribution Date, the applicable
Class X-1 Strip Rate will be calculated as follows:

         o   if such particular component consists of the entire Certificate
             Balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire
             Certificate Balance (or that designated portion) also constitutes a component of the total Notional Amount of the Class X-2
             Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will

                                      S-80

             equal the excess, if any, of (a) the Weighted Average Net Mortgage
             Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule B attached to this prospectus supplement and (ii) the
             Pass-Through Rate for such Distribution Date for such class of
             Principal Balance Certificates; and

         o   if such particular component consists of the entire Certificate
             Balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire
             Certificate Balance (or that designated portion) does not also constitute a component of the total Notional Amount of the Class
             X-2 Certificates immediately prior to the related Distribution
             Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for
             such Distribution Date, over (b) the Pass-Through Rate for such
             Distribution Date for such class of Principal Balance Certificates.

         For any Distribution Date occurring after August 2013, the Certificate
Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted
Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through
Rate for such Distribution Date for such class of Principal Balance
Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.

         The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately % per annum. The Pass-Through
Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution
Date in August 2013 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2
Certificates outstanding immediately prior to the related Distribution Date
(weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance
Certificates is identified under "--Certificate Balances" above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any
Distribution Date, then that Certificate Balance (or designated portion of it)
will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before August 2013, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

         o   the lesser of (a) the rate per annum corresponding to such
             Distribution Date as set forth on Schedule B attached to this prospectus supplement and (b) the Weighted Average Net Mortgage
             Rate for such Distribution Date, over

         o   the Pass-Through Rate for such Distribution Date for the class of
             Principal Balance Certificates whose Certificate Balance, or a designated portion of it, comprises such component.

         Under no circumstances will any Class X-2 Strip Rate be less than zero.

         The Class G, Class H, Class J and Class K Certificates will, at all times, accrue interest at a per annum rate equal to (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the Weighted Average Net Mortgage Rate or
(iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage, which may be zero. The Pass-Through Rate applicable to the Class L,
Class M, Class N, Class O, Class P, Class Q and Class S Certificates will, at all times, equal to the lesser of % per annum and the Weighted Average Net
Mortgage Rate. The Class T Certificates do not have a pass-through rate and are entitled to receive only Excess Interest on ARD Loans held by the trust only following the Anticipated Repayment Date of such ARD Loans.

         The Administrative Cost Rate for each mortgage loan is presented in
Appendix II. The Administrative Cost Rate will be payable on the Scheduled
Principal Balance of each mortgage loan outstanding from time to time.

                                      S-81

The Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of such mortgage loan.

DISTRIBUTIONS

General

         Distributions on or with respect to the certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each
Distribution Date, commencing in September 2005. Except as otherwise described below, all such distributions will be made to the persons in whose names the certificates are registered at the close of business on the related Record Date.
Every distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefore, if such Certificateholder will have provided the paying agent with wiring instructions on or before the related
Record Date, or otherwise by check mailed to such Certificateholder.

         The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense
Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of such certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense
Loss previously allocated to such certificate, which reimbursement is to occur after the date on which such certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered such certificate. The likelihood of any such distribution is remote.
All distributions made on or with respect to a class of certificates will be allocated pro rata among such certificates based on their respective Percentage
Interests in such Class.

The Available Distribution Amount

         With respect to any Distribution Date, distributions of interest on and principal of the certificates will be made from the Available Distribution
Amount for that Distribution Date.

         With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amount will be deposited into the Interest Reserve Account in respect of each Interest Reserve
Loan in an amount equal to one day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which such
Distribution Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made for such Due Date. For purposes of this calculation, the Net
Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the definition of "Net Mortgage Rate" in the "Glossary of Terms."
With respect to the Distribution Date occurring in March of each year, the paying agent will withdraw an amount from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve
Amount from the preceding January, if applicable, and February, and the withdrawn amount is to be included as part of the Available Distribution Amount for such Distribution Date.

Application of the Available Distribution Amount

         On each Distribution Date, except as described under "--Optional
Termination" below, for so long as any class of offered certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest and Excess Liquidation Proceeds, if any for such date for the following purposes and in the following order of priority:

         (i)    to the holders of the Class A-1, Class A-1A, Class A-2, Class
                A-AB, Class A-3, Class A-4, Class X-1 and Class X-2
                Certificates, concurrently,

                                      S-82

     o    to the holders of the Class A-1, Class A-2, Class A-AB, Class A-3,
          Class A-4, the Distributable Certificate Interest Amount in respect of each such class for such Distribution Date (which shall be payable from amounts in the Available Distribution Amount attributable to Loan
          Group 1), pro rata in proportion to the Distributable Certificate
          Interest Amount payable in respect of each such class; provided that interest distributed to the Class A-4 Certificates will be applied first to Class A-4A up to its interest entitlements and then to Class
          A-4B up to its interest entitlements;

     o    to the holders of the Class A-1A Certificates, the Distributable
          Certificate Interest Amount in respect of such class for such
          Distribution Date (which shall be payable from amounts in the
          Available Distribution Amount attributable to Loan Group 2);

     o    to the holders of the Class X-1 and Class X-2 Certificates, the
          Distributable Certificate Interest Amount in respect of each such class for such Distribution Date, pro rata in proportion to the
          Distributable Certificate Interest Amount payable in respect of each such class;

         provided, however, that if the portion of Available Distribution Amount attributable to either Loan Group is insufficient to pay in full the total amount of interest to be distributed with respect to any of the Class A Senior or Class X Certificates on such Distribution Date as described above, the
Available Distribution Amount will be allocated among all those classes pro rata in proportion to the respective amounts of interest payable thereon for such
Distribution Date, without regard to loan group, provided that interest distributed to the Class A-4 Certificates will be applied first to Class A-4A up to its interest entitlements and then to Class A-4B up to its interest entitlements;

         (ii)   concurrently:

                (A) to the holders of the Class A-1, Class A-2, Class A-AB,
     Class A-3, and Class A-4 Certificates,

     o    first, to the holders of the Class A-AB Certificates, the Loan Group 1
          Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates have been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-AB Certificates has been reduced to the Planned Principal
          Balance for such Distribution Date; the portion of the Loan Group 2
          Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-1A
          Certificates;

     o    second, upon payment to the Class A-AB Certificates of the above distribution, to the holders of the Class A-1 Certificates, the Loan
          Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates have been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the
          Class A-1 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance) and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class
          A-1A Certificates;

     o    third, upon payment in full of the aggregate Certificate Balance of the Class A-1 Certificates, to the holders of the Class A-2
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates have been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-2 Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates and (solely with respect to the Loan Group 2 Principal
          Distribution Amount) Class A-1A Certificates;

     o    fourth, upon payment in full of the aggregate Certificate Balance of the Class A-2 Certificates, to the holders of the Class A-3
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates have been reduced to

                                      S-83

          zero, the Loan Group 2 Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-3 Certificates has been reduced to zero; the portion of the Loan Group 1 Principal
          Distribution Amount and Loan Group 2 Principal Distribution Amount
          distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB Certificates (in respect of the Planned Principal Balance), Class A-1 Certificates, Class A-2
          Certificates and (solely with respect to the Loan Group 2 Principal
          Distribution Amount) Class A-1A Certificates;

     o    fifth, upon payment in full of the aggregate Certificate Balance of the Class A-3 Certificates, to the holders of the Class A-AB
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates have been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-AB Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates (in respect of the Planned Principal Balance), Class A-1
          Certificates, Class A-2 Certificates and Class A-3 Certificates and
          (solely with respect to the Loan Group 2 Principal Distribution
          Amount) Class A-1A Certificates;

     o    sixth, upon payment in full of the aggregate Certificate Balance of the Class A-AB and Class A-3 Certificates, to the holders of the Class
          A-4A Certificates, the Loan Group 1 Principal Distribution Amount for
          such Distribution Date and, after the Certificate Balance of the Class
          A-1A Certificates have been reduced to zero, the Loan Group 2
          Principal Distribution Amount, until the aggregate Certificate Balance of the Class A-4A Certificates has been reduced to zero; the portion of the Loan Group 1 Principal Distribution Amount and Loan Group 2
          Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates, Class A-1 Certificates, Class A-2 Certificates and Class
          A-3 Certificates and (solely with respect to the Loan Group 2
          Principal Distribution Amount) Class A-1A Certificates;

     o    seventh, upon payment in full of the aggregate Certificate Balance of the Class A-4A Certificates, to the holders of the Class A-4B
          Certificates, the Loan Group 1 Principal Distribution Amount for such
          Distribution Date and, after the Certificate Balance of the Class A-1A
          Certificates have been reduced to zero, the Loan Group 2 Principal
          Distribution Amount, until the aggregate Certificate Balance of the
          Class A-4B Certificates has been reduced to zero; the portion of the
          Loan Group 1 Principal Distribution Amount and Loan Group 2 Principal
          Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB
          Certificates, Class A-1 Certificates, Class A-2 Certificates, Class
          A-3 Certificates and Class A-4A Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
          Certificates; and

                (B) to the holders of the Class A-1A Certificates, the Loan
     Group 2 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-4 Certificates have been reduced to zero, the Loan Group 1 Principal Distribution Amount for such Distribution
     Date, until the aggregate Certificate Balance of the Class A-1A
     Certificates has been reduced to zero, the portion of the Loan Group 1
     Principal Distribution Amount will be reduced by any portion thereof distributed to the holders of the Class A-AB, Class A-1, Class A-2, Class
     A-3 and Class A-4 Certificates;

          (iii)   to the holders of the Class A Senior Certificates and the
                  Class X Certificates, pro rata in proportion to their
                  respective entitlements to reimbursement described in this clause, to reimburse them for any Realized Losses or Expense
                  Losses previously allocated to such certificates and for which reimbursement has not previously been fully paid (in the case of the Class X Certificates, insofar as Realized Losses or
                  Expense Losses have resulted in shortfalls in the amount of interest distributed, other than by reason of a reduction of the Notional Amount), plus interest on such Realized Losses or
                  Expense Losses, at one-twelfth the applicable Pass-Through
                  Rate, provided that such amounts in respect to the Class A-4
                  Certificates will be allocated first to the Class A-4A
                  Certificates until such unreimbursed losses are reimbursed together with all applicable interest at the applicable
                  Pass-Through Rate and then to the Class A-4B Certificates;

                                      S-84

          (iv)    to the holders of the Class A-J Certificates, the
                  Distributable Certificate Interest Amount in respect of such class of certificates for such Distribution Date;

          (v)     upon payment in full of the aggregate Certificate Balance of the Class A-4B and Class A-1A Certificates, to the holders of the Class A-J Certificates, the Principal Distribution Amount
                  for such Distribution Date until the aggregate Certificate
                  Balance of the Class A-J Certificates has been reduced to
                  zero; the portion of the Principal Distribution Amount
                  distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A Senior Certificates;

          (vi)    to the holders of the Class A-J Certificates, to reimburse them for any Realized Losses or Expense Losses previously
                  allocated to such class of certificates and for which
                  reimbursement has not previously been fully paid, plus
                  interest on such Realized Losses or Expense Losses, at
                  one-twelfth the applicable Pass-Through Rate;

          (vii)   to the holders of the Class B Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (viii)  upon payment in full of the aggregate Certificate Balance of the Class A-J Certificates, to the holders of the Class B
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class B Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior and Class A-J Certificates;

          (ix)    to the holders of the Class B Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate;

          (x)     to the holders of the Class C Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (xi)    upon payment in full of the aggregate Certificate Balance of the Class B Certificates, to the holders of the Class C
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class C Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-J and Class B Certificates;

          (xii)   to the holders of the Class C Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate;

          (xiii)  to the holders of the Class D Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (xiv)   upon payment in full of the aggregate Certificate Balance of the Class C Certificates, to the holders of the Class D
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class D Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-J, Class B and Class C
                  Certificates;

                                      S-85

          (xv)    to the holders of the Class D Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate;

          (xvi)   to the holders of the Class E Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (xvii)  upon payment in full of the aggregate Certificate Balance of the Class D Certificates, to the holders of the Class E
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class E Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-J, Class B, Class C and Class D
                  Certificates;

          (xviii) to the holders of the Class E Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate;

          (xix)   to the holders of the Class F Certificates, the Distributable
                  Certificate Interest Amount in respect of such class of
                  certificates for such Distribution Date;

          (xx)    upon payment in full of the aggregate Certificate Balance of the Class E Certificates, to the holders of the Class F
                  Certificates, the Principal Distribution Amount for such
                  Distribution Date until the aggregate Certificate Balance of the Class F Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the
                  Principal Distribution Amount distributed to the holders of the Class A Senior, Class A-J, Class B, Class C, Class D and
                  Class E Certificates;

          (xxi)   to the holders of the Class F Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized
                  Losses or Expense Losses, at one-twelfth the applicable
                  Pass-Through Rate; and

          (xxii)  to make payments to the holders of the private certificates
                  (other than the Class X Certificates) as contemplated below.

         Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all
Classes of Subordinate Certificates has been reduced to zero, or the aggregate
Appraisal Reduction in effect is greater than or equal to the aggregate
Certificate Balance of all Classes of Subordinate Certificates, the Principal
Distribution Amount will be distributed:

o    first, to the Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3 and
     Class A-4 Certificates, in proportion to their respective Certificate
     Balances, in reduction of their respective Certificate Balances, until the aggregate Certificate Balance of each such Class is reduced to zero, provided that Principal Distribution Amounts distributed to the Class A-4
     Certificates will be applied first to the Class A-4A Certificates until the aggregate Certificate Balance of such Class is reduced to zero and then to the Class A-4B Certificates until the aggregate Certificate Balance of such
     Class is reduced to zero; and

o    second, to the Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3 and
     Class A-4 Certificates, based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and Expense
     Losses previously allocated to such Classes, plus interest on such Realized
     Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate, provided that such amounts with respect to the Class A-4 Certificates

                                      S-86

     will be allocated first to the Class A-4A Certificates until such unreimbursed losses are reimbursed, together with all applicable interest at the applicable Pass-Through Rate, and then to the Class A-4B
     Certificates.

         On each Distribution Date, following the above-described distributions on the offered certificates and the Class X Certificates, the paying agent will apply the remaining portion, if any, of the Available Distribution Amount for such date to make payments to the holders of each of the respective classes of private certificates, other than the Class X Certificates and Residual
Certificates, in alphabetical order of Class designation, in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2) and (3) below, in that order, to the holders of the Class
G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
Q and Class S Certificates:

         (1)   to pay interest to the holders of the particular class of
               certificates, up to an amount equal to the Distributable
               Certificate Interest Amount in respect of such class of
               certificates for such Distribution Date;

         (2)   if the aggregate Certificate Balance of each other class of
               Subordinate Certificates, if any, with an earlier alphabetical
               Class designation has been reduced to zero, to pay principal to the holders of the particular class of certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate
               Certificate Balance of such class of certificates and (b) the remaining Principal Distribution Amount for such Distribution
               Date; and

         (3)   to reimburse the holders of the particular class of certificates, up to an amount equal to (a) all Realized Losses and Expense
               Losses, if any, previously allocated to such class of
               certificates and for which no reimbursement has previously been paid, plus (b) all unpaid interest on such amounts, at
               one-twelfth the Pass-Through Rate of such Classes.

         Any portion of the Available Distribution Amount for any Distribution
Date that is not otherwise payable to the holders of REMIC Regular Certificates as contemplated above, will be paid to the holders of the Class R-I
Certificates, and any amount of Excess Interest on deposit in the Excess
Interest Sub-account for the related Collection Period will be paid to holders of the Class T Certificates.

         Excess Liquidation Proceeds will be deposited into the Reserve Account.
On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance Certificates --
in order of alphabetical Class designation -- for any, and to the extent of,
Realized Losses and Expense Losses, including interest on Advances, previously allocated to them; and second, upon the reduction of the aggregate Certificate
Balance of the Principal Balance Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional special servicer compensation.

Class A-AB Planned Principal Balance

         On each Distribution Date, the Class A-AB Certificates have priority with respect to receiving distributions of principal from the portion of such amounts attributable to Loan Group 1 and, after the principal balance of the
Class A-1A Certificates has been reduced to zero, the portion of such amounts attributable to Loan Group 2, to reduce its Certificate Balance to the Planned
Principal Balance for such Distribution Date as described in
"--Distributions--Application of the Available Distribution Amount." The
"Planned Principal Balance" for any Distribution Date is the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement. Such balances were calculated using, among other things, the
Structuring Assumptions. Based on such assumptions, the Certificate Balance of the Class A-AB Certificates on each Distribution Date would be reduced to the balance indicated for such Distribution Date on Schedule A. There is no assurance, however, that the mortgage loans will perform in conformity with the
Structuring Assumptions.

         Therefore, there can be no assurance that the Certificate Balance of the Class A-AB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date on Schedule A. In general, once the Certificate Balances of the Class A-1, Class A-2 and Class A-3
Certificates have been reduced to zero, any remaining portion on any
Distribution Date of the Principal Distribution Amount attributable to Loan
Group 1 will be distributed to the Class A-AB Certificates until the Certificate
Balance of the Class A-AB Certificates is reduced

                                      S-87

to zero. In general, once the Certificate Balances of the Class A-1A, Class A1,
Class A-2 and Class A-3 Certificates have been reduced to zero, any remaining portion on any Distribution Date of the Principal Distribution Amount
attributable to Loan Group 2 will be distributed to the Class A-AB Certificates until the Certificate Balance of the Class A-AB Certificates is reduced to zero.

Distributions of Prepayment Premiums and Yield Maintenance Charges

         On any Distribution Date, Prepayment Premiums or Yield Maintenance
Charges collected in respect of each mortgage loan included in Loan Group 1 during the related Collection Period will be distributed by the paying agent on the classes of certificates as follows: to the holders of each of the Class A-1,
Class A-2, Class A-AB, Class A-3, Class A-4A, Class A-4B, Class A-J, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K
Certificates then entitled to distributions of principal on such Distribution
Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that
Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of the Class A-1, Class A-2, Class A-AB, Class A-3,
Class A-4A, Class A-4B, Class A-J, Class B, Class C, Class D, Class E, Class F,
Class G, Class H, Class J and Class K Certificates, (b) the Base Interest
Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield Maintenance Charge collected in respect of such principal prepayment during the related Collection Period.

         On any Distribution Date, Prepayment Premiums or Yield Maintenance
Charges collected in respect of each mortgage loan included in Loan Group 2 during the related Collection Period will be distributed by the paying agent as follows: to the holders of the Class A-1A Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of the Class A-1A Certificates, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield Maintenance Charge collected in respect of such principal prepayment during the related Collection Period.

         Any Prepayment Premiums or Yield Maintenance Charges relating to a mortgage loan in the trust and collected during the related Collection Period remaining after those distributions described above will be distributed to the holders of the Class X Certificates. On any Distribution Date on or before the
Distribution Date in ____, ___% of such Prepayment Premiums or Yield Maintenance
Charges remaining after those distributions to principal classes above will be distributed to the holders of the Class X-1 Certificates and ___% of the
Prepayment Premiums or Yield Maintenance Charges remaining after those distributions to principal classes above will be distributed to the holders of the Class X-2 Certificates. After the Distribution Date in ____, any of such
Prepayment Premiums or Yield Maintenance Charges remaining after those distributions to principal classes above will be distributed to the holders of the Class X-1 Certificates.

         No Prepayment Premiums or Yield Maintenance Charges will be distributed to holders of the Class L, Class M, Class N, Class O, Class P, Class Q and Class
S Certificates or the Residual Certificates or Class T Certificates. Any
Prepayment Premiums or Yield Maintenance Charges distributed to holders of a class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related principal prepayments.

Treatment of REO Properties

         Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining
Pass-Through Rates of, distributions on and allocations of Realized Losses and
Expense Losses to the certificates, as well as the amount of fees payable to the servicer report administrator and the amount of Master Servicing Fees, Excess
Servicing Fees, Trustee Fees and Special Servicing Fees payable under the
Pooling and Servicing Agreement, be treated as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property, exclusive of related operating costs, will be "applied" by the applicable master servicer as principal, interest and other amounts "due" on such mortgage loan; and, subject to the recoverability determination described under "--Advances" below and the effect of any Appraisal Reductions described under "--Appraisal Reductions" below, the applicable master servicer will

                                      S-88

be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and mortgage loans in the definitions of Weighted Average Net Mortgage Rate and
Principal Distribution Amount are intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO
Property.

Appraisal Reductions

         Not later than the earliest Appraisal Event with respect to any mortgage loan or Loan Pair serviced under the Pooling and Servicing Agreement, the special servicer is required to obtain an MAI appraisal, if the Scheduled
Principal Balance of the mortgage loan or Loan Pair is greater than $2,000,000, or at its option, if the Scheduled Principal Balance of the mortgage loan or
Loan Pair is equal to or less than $2,000,000, either obtain an MAI appraisal or perform an internal valuation of the related mortgaged property or REO Property, as the case may be. However, the special servicer, in accordance with the
Servicing Standard, need not obtain either the MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior twelve months. Notwithstanding the foregoing, an updated appraisal will not be required so long as a debt service reserve, letter of credit, guaranty or surety bond is available and has the ability to pay off the then unpaid principal balance of the mortgage loan in full except to the extent that the special servicer, in accordance with the Servicing Standard, determines that obtaining an appraisal is in the best interests of the Certificateholders.

         As a result of such appraisal or internal valuation, an Appraisal
Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan or Loan Pair is brought current under the then current terms of the mortgage loan or Loan Pair for at least three consecutive months. No Appraisal Reduction will exist as to any mortgage loan or
Loan Pair after it has been paid in full, liquidated, repurchased or otherwise disposed of. An appraisal for any mortgage loan or Loan Pair that has not been brought current for at least three consecutive months (or paid in full, liquidated, repurchased or otherwise disposed of) will be updated annually for so long as an Appraisal Reduction exists, with a corresponding adjustment to the amount of the related Appraisal Reduction. In addition, the Operating Adviser may at any time request the special servicer to obtain --at the Operating
Adviser's expense-- an updated appraisal, with a corresponding adjustment to the amount of the Appraisal Reduction.

         The existence of an Appraisal Reduction will proportionately reduce the applicable master servicer's, the trustee's or the fiscal agent's, as the case may be, obligation to make P&I Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates.
See "--Advances--P&I Advances" below.

         Each Non-Serviced Mortgage Loan is subject to provisions in its related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement relating to appraisal reductions that are substantially similar to the provisions set forth above. The existence of an appraisal reduction under such Non-Serviced Mortgage Loan
Pooling and Servicing Agreement in respect of a Non-Serviced Mortgage Loan will proportionately reduce the interest component of the amount of the P&I Advances
(including any advances to be made on such Non-Serviced Mortgage Loan under the
Non-Serviced Mortgage Loan Pooling and Servicing Agreement) to be made in respect of the applicable mortgage loan. This will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates. Notwithstanding the foregoing, there are no Non-Serviced Mortgage Loans in the trust.

Subordination; Allocation of Losses and Certain Expenses

         As and to the extent described herein, the rights of holders of the
Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates, and to the rights of the holders of each other class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution Date, and the ultimate receipt by the holders of each class of
Class A Senior Certificates of principal in an amount equal to the entire
Certificate Balance of the Class A Senior Certificates.

                                      S-89

         Similarly, but to decreasing degrees and in alphabetical order of Class designation, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate Certificates, other than the
Class S Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire Certificate Balance of such class of certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described above under "--Application of the Available Distribution Amount" and by the allocation of Realized Losses and
Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the certificates.

         Allocation to the Class A Senior Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution
Date will generally have the effect of reducing the Certificate Balance of those
Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of certificates with Certificate Balances.
Thus, as principal is distributed to the holders of the Class A Senior
Certificates, the percentage interest in the trust evidenced by the Class A
Senior Certificates will be decreased, with a corresponding increase in the percentage interest in the trust evidenced by the Subordinate Certificates, thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Senior Certificates by the Subordinate
Certificates.

         Following retirement of the Class A Senior Certificates, the successive allocation to the Subordinate Certificates, in alphabetical order of Class designation, in each case until such Class is paid in full, of the entire
Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such class of certificates as regards the relative amount of subordination afforded by the other Classes of Certificates with later alphabetical Class designations.

         Realized Losses of principal and interest on the mortgage loans and
Expense Losses for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be allocated to the Class S, Class Q, Class P, Class O, Class N, Class M, Class L, Class K,
Class J, Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class
A-J Certificates, in that order, and then to the Class A-1, Class A-1A, Class
A-2, Class A-AB, Class A-3 and Class A-4 Certificates, pro rata, provided that losses allocated to the Class A-4 Certificates will be applied first to the
Class A-4B Certificates until the principal balance thereof is reduced to zero and then to the Class A-4A Certificates until the principal balance thereof is reduced to zero and, solely with respect to losses of interest (other than as a reduction of the Notional Amount), to the Class X-1 and Class X-2 Certificates,
pro rata with each other and with the Class A Senior Certificates, in each case reducing principal and/or interest otherwise payable thereon.

         Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections or advances of principal that (in the absence of the reductions that we describe under the definition of "Principal Distribution Amount" in the
"Glossary of Terms" to this prospectus supplement) would otherwise be included in the total amount of principal distributable to certificateholders for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the total principal balance of the mortgage pool (net of advances of principal) and the total principal balance of the certificates. At such time as a final recovery determination is made in regard to any mortgage loan as to which a master servicer had previously reimbursed
(from general collections on the mortgage loans on deposit in the collection account) advances determined to be nonrecoverable, the applicable master servicer will compute the realized loss attributable to such reimbursements and such losses will then be allocated (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph) to reduce the principal balances of the Principal Balance Certificates (without accompanying principal distributions) on the distribution date for that collection period.

         Any shortfall in the amount of the Distributable Certificate Interest
Amount paid to the Certificateholders of any class of certificates on any
Distribution Date will result in Unpaid Interest for such Class which, together with interest thereon, will be distributable in subsequent periods to the extent of funds available therefore.

         Realized Losses with respect to any Non-Serviced Mortgage Loans will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such mortgage loans and the related Non-Serviced
Companion Mortgage Loans. Any additional trust expenses under the related
Non-Serviced Mortgage

                                      S-90

Loan Pooling and Servicing Agreement that are similar to those expenses resulting in Expense Losses and that relate to any Non-Serviced Mortgage Loan
Group containing a Non-Serviced Mortgage Loan B Note are to be paid first out of collections on, and other proceeds of, any related Non-Serviced Mortgage Loan B
Note, to the extent permitted under the related intercreditor agreement, and then, pro rata, out of collections on, and other proceeds of, the Non-Serviced
Mortgage Loan and the Non-Serviced Companion Mortgage Loans.

         Realized Losses with respect to any Serviced Pari Passu Mortgage Loan will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such Serviced Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage Loans. Any additional trust expenses under the Pooling and Servicing Agreement that are Expense Losses are to be paid, pro rata, out of collections on, and other proceeds of, any Serviced
Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage
Loans.

         Realized Losses with respect to any A/B Mortgage Loan are to be allocated, and expenses are to be paid; first out of collections on, and other proceeds of, the related B Note and then out of collections on, and other proceeds of, the A Note.

Prepayment Interest Shortfalls and Prepayment Interest Excesses

         If the aggregate Prepayment Interest Shortfalls on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment
Interest Excesses for such mortgage loans for the Collection Period related to a
Distribution Date, the Master Servicing Fee and certain other compensation payable to the master servicers will be reduced by the amount of any
Compensating Interest. See "Servicing of the Mortgage Loans--The Master
Servicers--Master Servicer Compensation" in this prospectus supplement.

         Any Net Aggregate Prepayment Interest Shortfall for a Distribution Date
will be allocated to each Class of certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such Class on such
Distribution Date, in each case reducing interest otherwise payable thereon. The
Distributable Certificate Interest Amount in respect of any Class of certificates will be reduced to the extent any Net Aggregate Prepayment Interest
Shortfalls are allocated to such Class of certificates. See "Servicing of the
Mortgage Loans--The Master Servicers--Master Servicer Compensation" in this prospectus supplement.

         On any Distribution Date, to the extent that the aggregate Prepayment
Interest Excesses on all mortgage loans other than Specially Serviced Mortgage
Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the master servicers, as applicable, as additional servicing compensation. Likewise, to the extent that the aggregate Prepayment Interest Excesses on all Specially
Serviced Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the special servicer as additional servicing compensation.

         In the case of any mortgage loan that provides for a Due Date
(including applicable grace periods) that occurs after the Determination Date occurring in the month of such Due Date, the applicable master servicer will be required to remit to the paying agent (for inclusion in the Available
Distribution Amount for the distributions occurring in such month) any Principal
Prepayments and Balloon Payments that are received by the applicable master servicer (from the borrower) after the Determination Date but on or before the third business day prior to the related Distribution Date.

OPTIONAL TERMINATION

         The holders of a majority of the controlling class, the master servicers, the special servicer and the holder of the majority interest in the
Class R-I Certificates, in that order, will have the option to purchase, in whole but not in part, the mortgage loans and any other property remaining in the trust on any Distribution Date on or after the Distribution Date on which the aggregate principal balance of the mortgage loans is less than or equal to
1% of the Initial Pool Balance.

                                      S-91

         The purchase price for any such purchase will be 100% of the aggregate unpaid principal balances of the mortgage loans, other than any mortgage loans as to which the applicable master servicer has determined that all payments or recoveries with respect to such mortgage loans have been made, plus accrued and unpaid interest at the mortgage rate--or the mortgage rate less the Master
Servicing Fee Rate if a master servicer is the purchaser--to the Due Date for each mortgage loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances, with interest thereon at the
Advance Rate, and the fair market value of any other property remaining in the trust. Provided that the aggregate principal balances of the Class A-1, Class
A-1A, Class A-2, Class A-AB, Class A-3, Class A-4A, Class A-4B, Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K
Certificates have been reduced to zero, the trust could also be terminated in connection with an exchange of the all the then-outstanding certificates, including the Class X Certificates, but excluding the Class T Certificates and the Residual Certificates, for mortgage loans remaining in the trust, but all of the holders of outstanding certificates of such classes would have to voluntarily participate in such exchange and at the holders option.

         Any optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each REMIC under Section 860F of the
Code. Upon any such termination, the purchase price for the mortgage loans and the other property in the trust will be applied to pay accrued and unpaid interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered
Certificates--Distributions--Application of the Available Distribution Amount"
in this prospectus supplement. Notice of any optional termination must be mailed by the paying agent on behalf of the trustee to the Certificateholders and the
Rating Agencies upon the receipt of written notice of such optional termination by the trustee and the paying agent.

         ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY
OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT
AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

ADVANCES

P&I Advances

         On the business day prior to each Distribution Date, each master servicer will be obligated to make a P&I Advance in respect of each mortgage loan for which it is responsible for servicing, subject to the following paragraph, but only to the extent that the applicable master servicer or the special servicer has not determined, in its sole discretion, exercised in good faith, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including
Insurance Proceeds and Liquidation Proceeds, in respect of the related mortgage loan, and only until such mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required to be advanced by the applicable master servicer with respect to interest on such a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

o    the amount of interest required to be advanced by the applicable master servicer without giving effect to this sentence; and

o    a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan as of the immediately preceding Determination Date less any Appraisal Reduction in effect with respect to such mortgage loan (or, in the case of a Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage
     Loan, the portion of the Appraisal Reduction that is allocable to such
     Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage Loan, as
     applicable) and the denominator of which is the Scheduled Principal Balance of the mortgage loan as of such Determination Date.

         In addition, the master servicers will not in any event be required to
(i) advance prepayment or yield maintenance premiums, Excess Interest or default interest, if any, or (ii) make any P&I Advances on any B Note, any Non-Serviced
Companion Mortgage Loans or any Serviced Companion Mortgage Loan.

                                      S-92

         With respect to any mortgage loan that is delinquent in respect of its
Balloon Payment, including any REO Property as to which the related mortgage loan provided for a Balloon Payment, P&I Advances will be required in an amount equal to the Assumed Scheduled Payment, less the related Master Servicing Fee, the Excess Servicing Fee and any other servicing fees payable from such Assumed
Scheduled Payment, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled Payments.

         Each master servicer will be entitled to interest on P&I Advances that it makes, which interest will accrue at the Advance Rate. This interest and any interest on other Advances, including interest on servicing advances made by the applicable Non-Serviced Mortgage Loan Master Servicer in respect of the related
Non-Serviced Mortgage Loan, will result in a reduction in amounts payable on the certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement and any related Non-Serviced Mortgage
Loan Pooling and Servicing Agreement.

         P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the applicable master servicer or the special servicer determines in its sole discretion, exercised in good faith, that a P&I Advance will not be ultimately recoverable from related recoveries, from funds on deposit in the
Certificate Account and Distribution Account as described under "--Reimbursement of Advances" below. In no event will any master servicer be required to make aggregate P&I Advances with respect to any mortgage loan which, when including the amount of interest accrued on such advances at the Advance Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts on such mortgage loan.

         Subject to certain exceptions, the right of the applicable master servicer to reimbursement or payment out of recoveries will be prior to the right of the Certificateholders to receive any amounts recovered with respect to any mortgage loan. If a master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, and if the trustee fails to make a required P&I Advance, the fiscal agent is required to make such P&I
Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

         Notwithstanding the foregoing, with respect to any Non-Serviced
Mortgage Loan, the applicable master servicer, the trustee and fiscal agent will be required to rely on the determination of any master servicer, trustee or fiscal agent for the securitization of any related Non-Serviced Companion
Mortgage Loan that a particular advance with respect to principal or interest and relating to such other securitization is, or would if made be, ultimately nonrecoverable from collections on such Non-Serviced Mortgage Loan Group. The securitization documents for a Non-Serviced Companion Mortgage Loan may provide for a nonrecoverability determination that differs from the basis for determining nonrecoverability of P&I Advances on the mortgage loans by the master servicer. Because of the foregoing, P&I Advances with respect to any
Non-Serviced Mortgage Loans as to which advancing is provided for under the
Pooling and Servicing Agreement could terminate earlier than would have been the case if such determination were made solely pursuant to the Pooling and
Servicing Agreement.

Servicing Advances

         Servicing Advances, in all cases, will be reimbursable as described below. The applicable master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account or Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

         With respect to the mortgaged properties securing the mortgage loans, the applicable master servicer will be obligated to make, and the special servicer may make, Servicing Advances for, among other things, real estate taxes and insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates and not paid by the related borrower, on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO Properties, the applicable master servicer will be obligated to make, and the special servicer may make, Servicing Advances, if necessary and to the extent that funds from the operation of the related REO
Property are unavailable to pay any amounts due and payable, for:

o    insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

                                      S-93

o    items such as real estate taxes and assessments in respect of such REO
     Property that may result in the imposition of a lien;

o    any ground rents in respect of such REO Property; and

o    other costs and expenses necessary to maintain, manage or operate such REO
     Property.

         Notwithstanding the foregoing, a master servicer will be obligated to make such Servicing Advances only to the extent that the applicable master servicer or the special servicer has not determined, as described below, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance
Proceeds, Condemnation Proceeds, Liquidation Proceeds or proceeds of mortgage loan repurchases (or from any other collections), in respect of such mortgage loan or REO Property.

         The master servicers and the special servicer may incur certain costs and expenses in connection with the servicing of a mortgage loan, any Serviced
Companion Mortgage Loan, any B Note or the administration of REO Property.
Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan
(and, if applicable, the related Serviced Companion Mortgage Loan or B Note) or
REO Property. However, if a master servicer or the special servicer, as applicable, determines, as described below, that any Servicing Advance previously made, and accrued interest thereon at the Advance Rate, will not be ultimately recoverable from such related recoveries, such advances will generally be reimbursable from amounts on deposit in the Certificate Account or
Distribution Account as described under "--Reimbursement of Advances" below. If a master servicer fails to make a required Servicing Advance, the trustee is required to make such Servicing Advance, and if the trustee fails to make a required Servicing Advance, the fiscal agent is required to make such Servicing
Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

         In general, none of the master servicers, the special servicer, the trustee or the fiscal agent will be required to make any Servicing Advances with respect to any Non-Serviced Mortgage Loan under the Pooling and Servicing
Agreement. Those advances will be made by the applicable Non-Serviced Mortgage
Loan Master Servicer, the applicable Non-Serviced Mortgage Loan Special Servicer and/or another party under the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement on generally the same terms and conditions as are applicable under the Pooling and Servicing Agreement. If any Servicing Advances are made with respect to any Non-Serviced Mortgage Loan Group under the related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement, the party making that advance will be entitled to be reimbursed with interest thereon.

Reimbursement of Advances

         Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate
Account in the collection period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable advances will be made first from amounts in the Certificate Account that are allocable to principal received with respect to the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that collection period (and similarly, in subsequent periods, from principal first and then from other collections). If interest on the mortgage loans is used to reimburse such nonrecoverable advances, then the party entitled to such reimbursement has agreed to notify the rating agencies at least fifteen (15) days prior to such use, unless circumstances exist which are extraordinary in the sole discretion of such party. If the amount in the
Certificate Account allocable to principal received with respect to the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect at its sole option to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the advance). If a monthly P&I Advance or Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those advances (together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such advance
(together with interest thereon), unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate Account that represent principal on the mortgage loans (net of

                                      S-94

any principal used to reimburse any nonrecoverable advance (together with interest thereon)). To the extent that the reimbursement is made from principal collections, the Principal Distribution Amount otherwise payable on the certificates on the related distribution date will be reduced. Any provision in the Pooling and Servicing Agreement for any Servicing Advance or P&I Advance by
the master servicers, the special servicer, the trustee or the fiscal agent is intended solely to provide liquidity for the benefit of the Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

Nonrecoverable Advances

         The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable will be made in the sole discretion of the applicable master servicer or special servicer, as applicable
(subject to the reliance on the determination of nonrecoverability in respect of any Non-Serviced Mortgage Loans described above), exercising good faith, and is required to be accompanied by an officer's certificate delivered to the trustee, the special servicer (in the case of any such determination by a master servicer) or the master servicers (in the case of any such determination by the special servicer), the operating adviser, the Rating Agencies, the paying agent and us (and the holders of the Serviced Companion Mortgage Loan if the Servicing
Advance relates to a Loan Pair) and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. For the avoidance of doubt, the special servicer will not have any right to revise any determination that an advance is nonrecoverable that may have been made by a master servicer, the trustee or the fiscal agent. Each of the master servicers, the trustee and the fiscal agent will be entitled to rely on any determination of nonrecoverability that is made by the special servicer as aforesaid. The applicable master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders, the trustee and the fiscal agent. The trustee and the fiscal agent will be entitled to rely conclusively on any determination by a master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation, but will be entitled, to make a separate determination of recoverability.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

Paying Agent Reports

         Based solely on information provided in monthly reports prepared by the master servicers and the special servicer and delivered to the trustee and the paying agent, the paying agent will be required to provide or make available to each Certificateholder on each Distribution Date:

         (a)   A statement (in the form of Appendix VI) setting forth, to the extent applicable:

               (i)    the amount, if any, of such distributions to the holders
                      of each class of Principal Balance Certificates applied to reduce the aggregate Certificate Balance of such class;

               (ii)   the amount of such distribution to holders of each class
                      of certificates allocable to (A) interest and (B)
                      Prepayment Premiums or Yield Maintenance Charges;

               (iii)  the number of outstanding mortgage loans and the aggregate principal balance and Scheduled Principal Balance of the
                      mortgage loans at the close of business on the related
                      Determination Date, with respect to the mortgage pool and
                      with respect to each Loan Group;

               (iv)   the number and aggregate Scheduled Principal Balance of
                      mortgage loans:

                      (A)  delinquent 30 to 59 days,

                      (B)  delinquent 60 to 89 days,

                      (C)  delinquent 90 days or more,

                                      S-95

                      (D)  as to which foreclosure proceedings have been
                           commenced, or

                      (E)  as to which bankruptcy proceedings have been
                           commenced;

               (v)    with respect to any REO Property included in the trust,
                      the principal balance of the related mortgage loan as of
                      the date of acquisition of the REO Property and the
                      Scheduled Principal Balance of the mortgage loan;

               (vi)   as of the related Determination Date:

                      (A)  as to any REO Property sold during the related
                           Collection Period, the date of the related
                           determination by the special servicer that it has
                           recovered all payments which it expects to be finally
                           recoverable and the amount of the proceeds of such
                           sale deposited into the Certificate Account, and

                      (B)  the aggregate amount of other revenues collected by
                           the special servicer with respect to each REO
                           Property during the related Collection Period and
                           credited to the Certificate Account, in each case
                           identifying such REO Property by the loan number of
                           the related mortgage loan;

               (vii)  the aggregate Certificate Balance or Notional Amount of each class of certificates before and after giving effect
                      to the distribution made on such Distribution Date;

               (viii) the aggregate amount of Principal Prepayments made during the related Collection Period, with respect to the
                      mortgage pool and with respect to each Loan Group;

               (ix)   the Pass-Through Rate applicable to each class of
                      certificates for such Distribution Date;

               (x)    the aggregate amount of compensation paid to the servicer
                      report administrator and servicing fees paid to the master servicers and the special servicer and the holders of the
                      rights to Excess Servicing Fees, with respect to the
                      mortgage pool and with respect to each Loan Group;

               (xi)   the amount of Unpaid Interest, Realized Losses or Expense
                      Losses, if any, incurred with respect to the mortgage
                      loans, including a break out by type of such Expense
                      Losses on an aggregate basis, with respect to the mortgage pool and with respect to each Loan Group;

               (xii)  the aggregate amount of Servicing Advances and P&I
                      Advances outstanding, separately stated, that have been
                      made by the master servicers, the special servicer, the
                      trustee and the fiscal agent and the aggregate amount of
                      Servicing Advances and P&I Advances made by any applicable
                      Non-Serviced Mortgage Loan Master Servicer in respect of
                      any Non-Serviced Mortgage Loans, with respect to the
                      mortgage pool and with respect to each Loan Group;

               (xiii) the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the
                      total Appraisal Reductions in effect as of such
                      Distribution Date; and

               (xiv)  such other information and in such form as will be
                      specified in the Pooling and Servicing Agreement.

         (b)   A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding

                                      S-96

             the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in
             Appendix I.

         The reports described in clauses (a) and (b) above may be combined into one report for purposes of dissemination.

         In the case of information furnished pursuant to subclauses (a)(i),
(a)(ii) and (a)(xi) above, the amounts shall be expressed as a dollar amount per
$1,000 of original actual principal amount of the certificates for all certificates of each applicable Class.

         The paying agent will make the foregoing reports and certain other information available each month to any interested party (including the holder of a B Note) via the paying agent's website, which shall initially be located at
www.ctslink.com/cmbs. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to the Depositor and its designees, including the Financial Market
Publishers, the Rating Agencies, the parties to the Pooling and Servicing
Agreement, the Underwriters, Certificateholders, a holder of a B Note and any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification in the form attached to the pooling and servicing agreement (which form may be submitted electronically via the paying agent's website). For assistance with the paying agent's website, investors may call (301) 815-6600. The trustee and the paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefore. In addition, the trustee and the paying agent may disclaim responsibility for any information of which it is not the original source.

         In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The trustee and the paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

         One master servicer, called the servicer report administrator, will be responsible for the assembly and combination of various reports prepared by the other master servicer and the special servicer. The servicer report administrator will be entitled to a monthly fee for its services. That fee will accrue with respect to each and every mortgage loan. In each case, that fee will accrue at 0.0005% per annum on the Stated Principal Balance of each subject mortgage loan outstanding from time to time and will be calculated based on the same interest accrual basis, which is either an Actual/360 Basis or a 30/360
Basis, as the subject mortgage loan.

         On an annual basis, the servicer report administrator is required to deliver the Annual Report to the trustee and the paying agent, which will make such report available as described above to the Underwriters, the
Certificateholders, the Depositor and anyone the Depositor or any Underwriter reasonably designates, the special servicer, and the Rating Agencies.

         The paying agent shall make available at its corporate trust offices
(either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any certificateholder, any certificate owner, any prospective investor, the Underwriters, each Rating
Agency, the special servicer, the Depositor and the holder of any Serviced
Companion Mortgage Loan, originals or copies of, among other things, the following items, to the extent such items are in its possession: (i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO Property, (ii) the most recent mortgaged property/REO Property annual operating statement and rent roll, if any, collected or otherwise obtained by or on behalf of the master servicers or the special servicer and delivered to the paying agent, (iii) any Phase I environmental report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be permitted to require payment by the requesting party (other than either
Rating Agency or the Operating Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the paying agent of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

                                      S-97

Other Information

         The Pooling and Servicing Agreement generally requires that the paying agent or, with respect to the mortgage loan files, the trustee make available, at their respective corporate trust office or at such other office as they may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, the holder of a B Note, the holder of any Serviced Companion Mortgage Loan, each Rating Agency or the Depositor, originals or copies of, among other things, the following items (to the extent such items are in its possession), except to the extent not permitted by applicable law or under any of the mortgage loan documents:

o    the Pooling and Servicing Agreement and any amendments to it;

o    all reports or statements delivered to holders of the relevant class of certificates since the Closing Date;

o    all officer's certificates delivered to the paying agent since the Closing
     Date;

o    all accountants' reports delivered to the paying agent since the Closing
     Date;

o    the mortgage loan files;

o    any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicers and/or the special servicer; and

o    any and all officer's certificates and other evidence delivered to the paying agent to support a master servicer's determination that any Advance was not or, if made, would not be, recoverable.

         Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage loan files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of providing such copies (except that such items will be furnished to the Operating Adviser without charge if such request is not excessive in the judgment of the paying agent or the trustee, as applicable).
Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the certificates by such recipient.

Book-Entry Certificates

         Until such time, if any, as definitive certificates are issued in respect of the offered certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         The master servicers, the special servicer, the paying agent and the
Depositor are required to recognize as Certificateholders only those persons in whose names the certificates are registered with the certificate registrar as of the related Record Date; however, any Certificate Owner that has delivered to the certificate registrar a written certification, in the form prescribed by the
Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of offered certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

                                      S-98

Example of Distributions

         The following chart sets forth an example of distributions on the certificates as if the certificates had been issued in August 2005:

           The close of business on

           August 1                     (A)      Cut-off Date.

           August 31                    (B)      Record Date for all Classes of
                                                 Certificates.

           August 2 - September 7       (C)      The Collection Period. The
                                                 master servicers receive
                                                 Scheduled Payments due after
                                                 the Cut-off Date and any
                                                 Principal Prepayments made
                                                 after the Cut-off Date and on
                                                 or prior to September 7.

           September 7                  (D)      Determination Date.

           September 12                 (E)      Master Servicer Remittance
                                                 Date.

           September 13                 (F)      Distribution Date.

         Succeeding monthly periods follow the pattern of (B) through (F) above
(except as described below).

         (A) The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

         (B) Distributions on the next Distribution Date will be made to those persons that are Certificateholders of record on this date. Each subsequent
Record Date will be the last business day of the month preceding the month in which the related Distribution Date occurs.

         (C) Any Scheduled Payments due and collected and Principal Prepayments collected, after the Cut-off Date and on or prior to September 7, 2005 will be deposited in the Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution Date and will end on the Determination Date in the month in which the Distribution Date occurs. In the case of certain mortgage loans identified in a schedule to the Pooling and Servicing Agreement as to which the
Scheduled Payment is due on a Due Date that may occur after, but in the same calendar month as, the last day of a given Collection Period, certain payments that are either received before the Distribution Date or advanced in respect of such Scheduled Payment (or, if applicable, Assumed Scheduled Payment) will, to the extent provided in the Pooling and Servicing Agreement, be deemed to be included in that Collection Period.

         (D) As of the close of business on the Determination Date, the master servicers will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

         (E) The master servicers will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by the master servicers, and any P&I Advances required to be made by the master servicers, that together constitute the Available Distribution Amount for such
Distribution Date.

         (F) The paying agent will make distributions to Certificateholders on the 13th day of each month or, if such day is not a business day, the next succeeding business day.

                                      S-99

THE TRUSTEE AND THE FISCAL AGENT

The Trustee

         LaSalle Bank National Association will act as the trustee. LaSalle Bank
National Association is an affiliate of the fiscal agent. The trustee, is at all times required to be, and will be required to resign if it fails to be, (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association, organized and doing business under the laws of the United
States of America or any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" by S&P and not less than "R-1 (middle)" by DBRS or, if not rated by DBRS, an equivalent rating such as that listed above by at least one nationally recognized statistical rating organization, and whose long-term senior unsecured debt, or that of its fiscal agent, if applicable, is rated not less than "AA-" by Fitch (or "A+" by Fitch if such institution's short-term debt obligations are rated at least "F-1" by Fitch), "A+" by S&P and "AA (low)" by
DBRS or, if not rated by DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations, provided that, if the fiscal agent is rated at least "AA-" by Fitch (or "A+" by Fitch if the fiscal agent also has a short-term rating of at least "F-1" from Fitch),
"A+" by S&P and such institution's short-term debt obligations are rated at least "A-1" by S&P and "AA (low)" by DBRS or, if not rated by DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations, then the trustee must be rated not less than "A-" by Fitch, "A-" by S&P and "A (low)" by DBRS or, if not rated by
DBRS, an equivalent rating such as those listed above by at least two nationally recognized statistical rating organizations, or otherwise acceptable to the
Rating Agencies as evidenced by a confirmation from each Rating Agency that such trustee will not cause a downgrade, withdrawal or qualification of the then current ratings of any class of certificates. The corporate trust office of the trustee responsible for administration of the trust is located at 135 South
LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Global
Securities and Trust Services Group--Morgan Stanley Capital I Inc., Commercial
Mortgage Pass-Through Certificates, Series 2005-HQ6. As of March 31, 2005, the
trustee had assets of approximately $67.7 billion. See "Description of the
Pooling and Servicing Agreements--Duties of the Trustee", "Description of the
Pooling and Servicing Agreements--Regarding the Fees, Indemnities and Powers of
the Trustee" and "Description of the Pooling and Servicing
Agreements--Resignation and Removal of the Trustee" in the prospectus.

The Fiscal Agent

         ABN AMRO Bank N.V., a Netherlands banking corporation and the indirect corporate parent of the trustee will act as fiscal agent for the trust and will be obligated to make any Advance required to be made, and not made, by any master servicer and the trustee under the Pooling and Servicing Agreement, provided that the fiscal agent will not be obligated to make any Advance that it deems to be a nonrecoverable advance. The fiscal agent will be entitled (but not obligated) to rely conclusively on any determination by any master servicer, the special servicer (solely in the case of Servicing Advances) or the trustee that an Advance, if made, would be a nonrecoverable advance. The fiscal agent will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as, but prior to, the master servicer and the trustee. See
"--Advances" above. The fiscal agent will be entitled to various rights, protections and indemnities similar to those afforded the trustee. The trustee will be responsible for payment of the compensation of the fiscal agent. As of
March 31, 2005, the fiscal agent had consolidated assets of approximately $973.2 billion. The long-term unsecured debt of ABN AMRO Bank N.V. is rated "AA-" by
Fitch and "AA-" by S&P. In the event that LaSalle Bank National Association shall, for any reason, cease to act as trustee under the Pooling and Servicing
Agreement, ABN AMRO Bank N.V. likewise shall no longer serve in the capacity of fiscal agent under the Pooling and Servicing Agreement.

THE PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

         Wells Fargo Bank, National Association ("Wells Fargo") will serve as the paying agent (in such capacity, the "paying agent"). In addition, Wells
Fargo will serve as registrar (in such capacity, the "certificate registrar")
for purposes of recording and otherwise providing for the registration of the offered certificates and of transfers and exchanges of the definitive certificates, if issued, and as authenticating agent of the certificates (in such capacity, the "authenticating agent"). Wells Fargo maintains an office at
Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113 for
certificate transfers and exchanges and an office at 9062 Old Annapolis Road,
Columbia,

                                     S-100

Maryland 21045 for securities administration purposes. Wells Fargo is also a master servicer. As compensation for the performance of its duties as paying agent, certificate registrar and authenticating agent, Wells Fargo will be paid a portion of the monthly Trustee Fee as set forth in the Pooling and Servicing
Agreement.

         The trustee, the fiscal agent, the certificate registrar and the paying agent and each of their respective directors, officers, employees, agents and controlling persons will be entitled to indemnification from the trust against any loss, liability or expense incurred in connection with any legal action incurred without negligence or willful misconduct on their respective parts, arising out of, or in connection with the Pooling and Servicing Agreement and the certificates.

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

         The Expected Final Distribution Date for each class of certificates presented under "Summary of Prospectus Supplement--Expected Final Distribution
Dates" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments (other than payments with respect to ARD Loans on their Anticipated Repayment Dates)
will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions.

         The Rated Final Distribution Date of each class of certificates is the
Distribution Date in August 2042.

         The ratings assigned by the Rating Agencies to each class of Principal
Balance Certificates reflects an assessment of the likelihood that the
Certificateholders of such Class will receive, on or before the Rated Final
Distribution Date, all principal distributions to which they are entitled.

AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

         The Pooling and Servicing Agreement may be amended from time to time by the parties to the Pooling and Servicing Agreement, without notice to or the consent of any of the Holders, to do the following:

o    to cure any ambiguity;

o    to cause the provisions in the Pooling and Servicing Agreement to conform to or be consistent with or in furtherance of the statements made with respect to the certificates, the trust or the Pooling and Servicing
     Agreement in this prospectus supplement, the accompanying prospectus or the memorandum under which certain of the Subordinate Certificates are being offered, or to correct or supplement any provision which may be inconsistent with any other provisions;

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the status of each REMIC (or the grantor trust created from the related portion of the trust) for the purposes of federal income tax law (or comparable provisions of state income tax law);

o    to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

o    to modify, add to or eliminate the provisions in the Pooling and Servicing
     Agreement relating to transfers of Residual Certificates;

o    to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to list the certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents;

o    to modify the provisions relating to the timing of reimbursements of
     Servicing Advances or P&I Advances in order to conform them to the commercial mortgage-backed securities industry standard for such provisions; or

                                     S-101

o    any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such Certificateholder consents) and with respect to the A/B Mortgage Loan, the interests of the related holder of the B Note (unless such holder consents).

         No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any Certificateholder not consenting to such amendment without the consent of
100% of the Certificateholders (if adversely affected) or any B Note holder (if adversely affected) or (B) adversely affect the status of any REMIC (or the grantor trust created from the related portion of the trust). Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the trustee may require an opinion of counsel.

         The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties to the Pooling and Servicing Agreement
(without the consent of the Certificateholders) and with the written confirmation of the Rating Agencies that such amendment would not cause the ratings on any class of certificates to be qualified, withdrawn or downgraded;
provided, however, that such amendment may not effect any of the items set forth in the bullet points contained in the next succeeding paragraph and provided that such amendment does not adversely affect the B Note holder. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing
Agreement.

         The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate certificate balance of the certificates then outstanding (as calculated under the Pooling and Servicing Agreement) and the consent of the B
Note holder, if adversely affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders or such holders; provided that no such amendment may:

o    reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate or B Note without the consent of the Holder of such certificate or the B Note holder if applicable;

o    reduce the aforesaid percentages of aggregate certificate percentage or certificate balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each class of certificates affected thereby;

o    no such amendment may eliminate any master servicer's, the trustee's or the fiscal agent's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the Code and related Treasury Regulations and rulings promulgated under the Code

o    adversely affect the status of the grantor trust created out of the related portion of the trust, for federal income tax purposes, without the consent of 100% of the Class T Certificateholders; or

o    adversely affect the status of any REMIC for federal income tax purposes, without the consent of 100% of the Certificateholders (including the Class
     R-I, Class R-II and Class R-III Certificateholders but excluding the Class
     T Certificateholders). The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

         The yield to maturity on the offered certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such offered certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

o    the Pass-Through Rate for such certificate;

                                     S-102

o    the rate and timing of principal payments, including Principal Prepayments, and other principal collections on the mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with
     Material Breaches of representations and warranties and Material Document
     Defects or the exercise of a purchase option by a holder of a subordinate note or a mezzanine loan) and the extent to which such amounts are to be applied in reduction of the Certificate Balance or Notional Amount of such certificate;

o    the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the
     Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon; and

o    the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the
     Distributable Certificate Interest Amount payable on such certificate.

         In addition, the effective yield to holders of the offered certificates will differ from the yield otherwise produced by the applicable Pass-Through
Rate and purchase prices of such certificates because interest distributions will not be payable to such holders until at least the 13th day of the month following the month of accrual without any additional distribution of interest or earnings thereon in respect of such delay.

PASS-THROUGH RATES

         The interest rates on one or more classes of certificates (including the Class X-2 Certificates) may be based on a weighted average of the mortgage loan interest rates net of the Administrative Cost Rate, which is calculated based upon the respective principal balances of the mortgage loans. In addition, the interest rate on one or more classes of certificates may be capped at such weighted average rate. Accordingly, the yield on those classes of certificates may be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized
Losses as a result of liquidations of mortgage loans. In general, the effect of any such changes on such yields and Pass-Through Rates for such certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or Realized Losses than mortgage loans with relatively lower mortgage rates.

RATE AND TIMING OF PRINCIPAL PAYMENTS

         The yield to maturity on the Class X-1 Certificates (and to a lesser extent, the Class X-2 Certificates) will be extremely sensitive to, and the yield to maturity on any class of offered certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or Notional Amount of such class of certificates. As described herein, the Principal Distribution Amount for each
Distribution Date will be distributable entirely in respect of the Class A
Senior Certificates until their Certificate Balance is reduced to zero, and will thereafter be distributable entirely in respect of each other class of Principal
Balance Certificates, in descending alphabetical order of Class designation, in each case until the aggregate Certificate Balance of such class of certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate
Certificate Balance of each class of offered certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules of such mortgage loans, the dates on which Balloon Payments are due, any extension of maturity dates by a master servicer or the special servicer, the rate and timing of any reimbursement of the master servicers, the special servicer, the trustee or the fiscal agent, as applicable, out of the Certificate Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, repurchases as a result of a seller's breach of representations and warranties or material defects in a mortgage loan's documentation and other purchases of mortgage loans out of the trust.

                                     S-103

         A concentration of mortgage loans secured by the same mortgaged property types can increase the risk that a decline in a particular industry or business would have a disproportionately large impact on the mortgage pool. In particular, the mortgage loans in Loan Group 1 are secured primarily by mortgaged properties other than multifamily properties and the mortgage loans in
Loan Group 2 are secured primarily by multifamily properties. Because principal distributions on the Class A-1A Certificates are generally received from collections on the Mortgage Loans in Loan Group 2, an adverse event with respect to multifamily mortgaged properties would have a substantially greater impact on the Class A-1A Certificates than if such Class received principal distributions from other property types as well. However, on and after any Distribution Date on which the Certificate Balances of the Class A-J through S certificates have been reduced to zero, the Class A-1A certificates will receive principal distributions from the collections on the mortgage pool, pro rata, with the
Class A-1, Class A-2, Class A-AB, Class A-3 and Class A-4 Certificates, provided that amounts distributed as principal to the Class A-4 Certificates will first be applied to the Class A-4A Certificates until reduced to zero and then to the
Class A-4B Certificates until reduced to zero. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class A-1A, Class A-2,
Class A-AB, Class A-3 and Class A-4 Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the yield on the Class A-1, Class A-2, Class A-AB, Class A-3 and Class A-4
Certificates will be particularly sensitive to prepayments on mortgage loans in
Loan Group 1 and the yield on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

         Although the borrower under an ARD Loan may have incentives to prepay the ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will be able to prepay an ARD Loan on its Anticipated Repayment Date.
The failure of the borrower to prepay an ARD Loan on its Anticipated Repayment
Date will not be an event of default under the terms of that mortgage loan.
However, the Pooling and Servicing Agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD
Loan documents.

         Prepayments and, assuming the respective maturity dates therefore have not occurred, liquidations of the mortgage loans will result in distributions on the certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described herein under "Description of the Offered
Certificates--Optional Termination" will also shorten the weighted average lives of those certificates then outstanding. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the
Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those certificates. See "Servicing of the Mortgage Loans--Mortgage Loan
Modifications" in this prospectus supplement.

         The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the aggregate Certificate Balance or Notional Amounts of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

         In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance or Notional Amounts of the related Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. Investors in the Class X-2 Certificates should fully consider the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in the failure of such investors to fully recoup their initial investments. With respect to the Class A Senior, Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class
X-1 and Class X-2 Certificates, the allocation of a portion of collected
Prepayment Premiums or Yield Maintenance Charges to the certificates as described herein is intended to mitigate those risks; however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. The Prepayment Premium or Yield Maintenance Charge payable,

                                     S-104

if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II - Certain Characteristics of the Mortgage Loans."

         Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal
Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

         If the portion of the Available Distribution Amount distributable in respect of interest on any class of certificates on any Distribution Date is less than the Distributable Certificate Interest Amount then payable for that
Class, the shortfall will be distributable to holders of the class of certificates on subsequent Distribution Dates, to the extent of the Available
Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) will bear interest at the applicable Pass-Through Rate and may adversely affect the yield to maturity of the class of certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

         The yield to holders of the offered certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses will generally be applied in reverse sequential order, that is, first to the Class S
Certificates, and then to the other respective Classes of Principal Balance
Certificates, in ascending order of Class -- from the Class Q Certificates to the Class B Certificates, then the Class A-J Certificates, then pro rata among the Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3 and Class A-4
Certificates, provided that Realized Losses and Expense Losses allocated to the
Class A-4 Certificates will be applied first to the Class A-4B Certificates until reduced to zero and then to the Class A-4A Certificates until reduced to zero. As to each of such classes, Realized Losses and Expense Losses will reduce
(i) first, the Certificate Balance of such class until such Certificate Balance is reduced to zero (in the case of the Principal Balance Certificates); (ii)
second, Unpaid Interest owing to such class and (iii) third, Distributable
Certificate Interest Amounts owing to such class, provided, that such reductions shall be allocated among the Class A-1 Certificates, Class A-1A Certificates,
Class A-2 Certificates, Class A-AB Certificates, Class A-3 Certificates and
Class A-4 Certificates, pro rata, provided that such amounts allocated to the
Class A-4 Certificates will be applied first to the Class A-4B Certificates until its rights to principal and interest are reduced to zero as set forth above and then to the Class A-4A Certificates until so reduced to zero, and, as to their interest entitlements only, the Class X-1 Certificates and Class X-2
Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be. Net Aggregate Prepayment Interest
Shortfalls will be borne by the holders of each class of certificates, pro rata as described herein, in each case reducing interest otherwise payable thereon.
Shortfalls arising from delinquencies and defaults, to the extent the applicable master servicer, the trustee or the fiscal agent determines that P&I Advances would be nonrecoverable, Appraisal Reductions, Expense Losses and Realized
Losses generally will result in, among other things, a shortfall in current or ultimate distributions to the most subordinate class of certificates outstanding.

RELEVANT FACTORS

         The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties and otherwise), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due-on-sale and due-on-encumbrance provisions, and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing

                                     S-105

of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and "Risk Factors"
in the prospectus.

         The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment Premium or
Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

         Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

         We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

         Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal
Balance Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class
A-1A, Class A-2, Class A-AB, Class A-3, Class A-4A and Class A-4B Certificates
will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the weighted average life on the Class A-1, Class A-2,
Class A-AB, Class A-3, Class A-4A and Class A-4B Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the weighted average life on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans, which are past their lock-out, defeasance and yield maintenance periods.
We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the offered certificates.

         The following tables indicate the percent of the initial Certificate
Balance of each class of offered certificates (other than the Class X-2
Certificates) after each of the dates shown and the corresponding weighted average life of each such class of the certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

         The mortgage loans do not have all of the characteristics of the
Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the
Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring
Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of the

                                     S-106

mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

         For the purposes of each table, the weighted average life of a certificate is determined by:

o    multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

o    summing the results; and

o    dividing the sum by the aggregate amount of the reductions in the
     Certificate Balance of such certificate.

         The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the
Mortgage Pool will not experience any defaults or losses, or that the Mortgage
Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                                100%        100%          100%         100%         100%
August 2006                                 86%          86%          86%           86%          86%
August 2007                                 70%          70%          70%           70%          70%
August 2008                                 52%          52%          52%           52%          52%
August 2009                                 33%          33%          33%           33%          33%
August 2010                                  0%          0%            0%           0%           0%
Weighted average life (years)              2.99         2.96          2.93         2.91         2.90


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-1A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                 99%          99%          99%           99%          99%
August 2008                                 98%          98%          98%           98%          98%
August 2009                                 97%          97%          97%           97%          97%
August 2010                                 56%          56%          56%           56%          56%
August 2011                                 55%          55%          55%           55%          55%
August 2012                                 54%          54%          54%           54%          54%
August 2013                                 53%          53%          53%           53%          53%
August 2014                                 52%          52%          51%           51%          50%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              7.38         7.35          7.33         7.29         7.08


                                     S-107

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                 0%           0%            0%           0%           0%
Weighted average life (years)              4.93         4.92          4.90         4.86         4.60


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-AB CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                 78%          78%          78%           78%          78%
August 2012                                 56%          56%          56%           56%          56%
August 2013                                 32%          32%          32%           32%          32%
August 2014                                 8%           8%            8%           4%           0%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              7.25         7.25          7.25         7.24         7.23


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                 51%          51%          51%           51%          51%
August 2013                                 51%          51%          51%           50%          44%
August 2014                                 7%           4%            0%           0%           0%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              7.80         7.76          7.71         7.64         7.33


                                     S-108

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-4A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                100%         100%          100%         100%         100%
August 2013                                100%         100%          100%         100%         100%
August 2014                                100%         100%          100%         100%          98%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              9.66         9.64          9.61         9.58         9.38


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-4B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                100%         100%          100%         100%         100%
August 2013                                100%         100%          100%         100%         100%
August 2014                                100%         100%          100%         100%         100%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              9.84         9.82          9.79         9.75         9.50


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-J CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                100%         100%          100%         100%         100%
August 2013                                100%         100%          100%         100%         100%
August 2014                                100%         100%          100%         100%         100%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              9.92         9.92          9.89         9.85         9.62


                                     S-109

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                100%         100%          100%         100%         100%
August 2013                                100%         100%          100%         100%         100%
August 2014                                100%         100%          100%         100%         100%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              9.92         9.92          9.92         9.92         9.67


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                100%         100%          100%         100%         100%
August 2013                                100%         100%          100%         100%         100%
August 2014                                100%         100%          100%         100%         100%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              9.92         9.92          9.92         9.92         9.67


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                100%         100%          100%         100%         100%
August 2013                                100%         100%          100%         100%         100%
August 2014                                100%         100%          100%         100%         100%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              9.92         9.92          9.92         9.92         9.67


                                     S-110

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS E CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                100%         100%          100%         100%         100%
August 2013                                100%         100%          100%         100%         100%
August 2014                                100%         100%          100%         100%         100%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              9.92         9.92          9.92         9.92         9.67


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS F CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR



DISTRIBUTION DATE                           0%           25%          50%           75%         100%
-----------------------------              ----         ----          ----         ----         ----

Closing Date                               100%         100%          100%         100%         100%
August 2006                                100%         100%          100%         100%         100%
August 2007                                100%         100%          100%         100%         100%
August 2008                                100%         100%          100%         100%         100%
August 2009                                100%         100%          100%         100%         100%
August 2010                                100%         100%          100%         100%         100%
August 2011                                100%         100%          100%         100%         100%
August 2012                                100%         100%          100%         100%         100%
August 2013                                100%         100%          100%         100%         100%
August 2014                                100%         100%          100%         100%         100%
August 2015                                 0%           0%            0%           0%           0%
Weighted average life (years)              9.92         9.92          9.92         9.92         9.67


CLASS X-2 CERTIFICATES

         The yield to maturity on the Class X-2 Certificates will be sensitive to the rate and timing of principal payments (including both voluntary and involuntary prepayments) on the mortgage loans and to the default and loss experience on the mortgage loans. Accordingly, investors in the Class X-2
Certificates should fully consider the associated risks, including the risk that an extremely rapid rate of prepayment of the mortgage loans could result in the failure of such investors to recoup their initial investments. Any allocation of a portion of collected Prepayment Premiums or Yield Maintenance Charges to the
Class X-2 Certificates as described herein may be insufficient to offset fully the adverse effects on the yield on such class of certificates that the related prepayments may otherwise have. Moreover, because the mortgage loans represent non-recourse obligations of the borrowers, no assurance can be given that the borrowers will have sufficient funds available to pay all or any portion of any required Prepayment Premium or Yield Maintenance Charge in the case of a default, or that, in the case of a foreclosure, foreclosure proceeds will be sufficient or available to permit recovery of the Prepayment Premium or Yield
Maintenance Charge. No assurances are given that the obligation to pay any
Prepayment Premium or Yield Maintenance Charge will be enforceable. The yield to maturity on the Class X-2 Certificates will also be adversely affected by the trust's receipt of insurance proceeds in connection with a casualty loss on a mortgaged property (for which no Prepayment Premium or Yield Maintenance Charge will be due). In addition, the yield to maturity on the Class X-2 Certificates may be adversely affected if an optional termination of the trust occurs.

                                     S-111

         The following tables indicate the approximate pre-tax yield to maturity on the Class X-2 Certificates for the specified CPR and Constant Default Rate
("CDR") percentages, stated on a corporate bond equivalent ("CBE") basis. For purposes of preparing the tables it was assumed that (i) unless otherwise indicated, the Structuring Assumptions referred to above apply and the initial
Notional Amount and initial Pass-Through Rate of the Class X- 2 Certificates are as set forth herein and (ii) the purchase price (excluding accrued interest) for the Class X-2 Certificates, expressed as a percentage of the Notional Amount thereof, is as specified below. In addition, all of the following scenarios assume (i) the immediate occurrence of defaults, (ii) the recovery of 65% of the defaulted amount after 12 months, (iii) 100% advancing, (iv) the CPR percentages are applied to loans which were past their lock-out, defeasance and yield maintenance periods, and (v) that the right of optional termination is exercised.

                         Pre-Tax Yield to Maturity (CBE)
                          of the Class X-2 Certificates

PREPAYMENT ASSUMPTION               100% CPR         100% CPR         100% CPR
DEFAULT RATE ASSUMPTION               0% CDR           7% CDR          14% CDR
--------------------------------------------------------------------------------

ASSUMED TOTAL PURCHASE PRICE
(EXCLUDING ACCRUED INTEREST)

               %                       %                %                %
               %                       %                %                %
               %                       %                %                %

         The pre-tax yields to maturity set forth in the preceding table were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the Class X-2 Certificates (that is, interest and Prepayment Premiums, if any, collected as described above), would cause the discounted present value of such assumed cash flows to equal the assumed purchase price thereof plus accrued interest, and by converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class X-2
Certificates and consequently do not purport to reflect the return on any investment in the Class X-2 Certificates when such reinvestment rates are considered.

         Notwithstanding the assumed prepayment and default rates reflected in the foregoing table, it is highly unlikely that the mortgage loans will be prepaid or default according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class X-2 Certificates is likely to differ from those shown in the table, even if all of the mortgage loans prepay at the indicated
CPRs and default at the indicated CDRs over any given time period or over the entire life of the Class X-2 Certificates. CDR represents an assumed constant rate of default each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of mortgage loans.

         As described herein, the amounts payable with respect to the Class X-2
Certificates consist only of interest. If all of the mortgage loans were to prepay in the initial month, with the result that holders of the Class X-2
Certificates receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such Certificateholders would nevertheless have been paid, and such result will be consistent with the
"AAA/AAA/AAA" ratings received on the Class X-2 Certificates. The related
Notional Amount upon which interest in respect of the Class X-2 Certificates is calculated will be reduced by the allocation of Realized Losses, Expense Losses and prepayments of principal, whether voluntary or involuntary. The ratings do not address the timing or magnitude of reductions of such Notional Amount, but only the obligation to pay interest timely on such Notional Amount of such
Certificates as so reduced from time to time. Accordingly, the ratings of the
Class X-2 Certificates should be evaluated independently from similar ratings on other types of securities.

                                     S-112

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of one hundred seventy-seven (177)
fixed-rate, first mortgage loans with an aggregate Cut-off Date Balance of
$2,754,054,199, subject to a permitted variance of plus or minus 5%. The Cut-off
Date Balances of the mortgage loans range from $1,269,680 to $340,000,000, and the mortgage loans have an average Cut-off Date Balance of $15,559,628.

         For purposes of calculating distributions on certain classes of certificates, the mortgage loans in the pool of mortgage loans backing the offered certificates will be divided into Loan Group 1 and Loan Group 2.

         Loan Group 1 will consist of all of the mortgage loans that are secured by property types other than multifamily and two (2) mixed use properties, together with one (1) mortgage loan secured by multifamily properties. Loan
Group 1 will consist of one hundred fifty-one (151) mortgage loans, with an
Initial Loan Group 1 Balance of $2,435,219,846, subject to a permitted variance of plus or minus 5%. Loan Group 1 represents approximately 88.4% of the Initial
Pool Balance.

         Loan Group 2 will consist of twenty-six (26) of the mortgage loans that are secured by multifamily properties and two (2) of the mortgage loans that are secured by mixed use properties and have an Initial Loan Group 2 Balance of
$318,834,354, subject to a permitted variance of plus or minus 5%. Loan Group 2 represents approximately 11.6% of the Initial Pool Balance and approximately
43.8% of the principal balance of all the mortgage loans secured by multifamily and mixed use properties.

         The Cut-off Date Balances of the mortgage loans in Loan Group 1 range from $1,269,680 to $340,000,000 and the mortgage loans in Loan Group 1 had an average Cut-off Date Balance of $16,127,284. The Cut-off Date Balances of the
mortgage loans in Loan Group 2 range from $1,715,775 to $82,750,000 and the mortgage loans in Loan Group 2 had an average Cut-off Date Balance of
$12,262,860.

         Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation. In addition, for purposes of the presentation of Mortgage
Pool information in this prospectus supplement, certain multiple mortgaged properties securing a single mortgage loan were treated as a single mortgaged property if, generally, such mortgaged properties were in close proximity to each other and economically dependent upon each other in order to provide sufficient income to pay debt service on the related mortgage loan. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate.

         The mortgage loans were originated between July 27, 2004 and July 14,
2005. As of the Cut-off Date, none of the mortgage loans was 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the ten (10) largest mortgage loans (including crossed mortgage loans) in the Mortgage Pool are contained in Appendix IV attached.

         Five hundred forty-one (541) mortgaged properties, securing mortgage loans representing 87.2% of the Initial Pool Balance (which include five hundred twelve (512) mortgage properties in Loan Group 1, representing 85.5% of the
Initial Loan Group 1 Balance, and twenty-nine (29) mortgaged properties in Loan
Group 2, representing 100.0% of the Initial Loan Group 2 Balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged property. Five (5)
mortgaged properties, securing mortgage loans representing 11.9% of the Initial
Pool Balance (and representing 13.5% of the Initial Loan Group 1 Balance), are subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in the remaining portion of that same property. Three (3) mortgaged properties, securing mortgage loans representing

                                     S-113

0.9% of the Initial Pool Balance (and representing 1.0% of the Initial Loan
Group 1 Balance), are subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a leasehold interest in such mortgaged property.

         On the Closing Date, we will acquire the mortgage loans from the mortgage loan sellers, in each case pursuant to a Mortgage Loan Purchase
Agreement to be entered into between us and the particular seller. We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the Certificateholders. See "--The Sellers" and "--Sale of the Mortgage Loans"
below.

MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Rates; Calculations of Interest

         The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. One hundred seventy-six (176) mortgage loans, representing 99.5% of the Initial Pool Balance
(which include one hundred fifty (150) mortgage loans in Loan Group 1, representing 99.4% of the Initial Loan Group 1 Balance, and twenty-six(26)
mortgage loans in Loan Group 2, representing 100.0% of the Initial Loan Group 2
Balance), accrue interest on the basis of the actual number of days elapsed each month in a 360-day year. One (1) mortgage loan, representing 0.5% of the Initial
Pool Balance (and representing 0.6% of the Initial Loan Group 1 Balance), accrues interest on the basis of a 360-day year consisting of twelve 30-day months.

Property Types

         The mortgage loans consist of the following property types:

o    Retail - two hundred seventy-three (273) of the mortgaged properties, which secure 35.2% of the Initial Pool Balance, are retail properties;

o    Office - thirty-two (32) of the mortgaged properties, which secure 23.3% of the Initial Pool Balance, are office properties;

o    Mixed Use - nine (9) of the mortgaged properties, which secure 15.3% of the
     Initial Pool Balance, are mixed use properties;

o    Multifamily - thirty-three (33) the mortgaged properties, which secure
     11.2% of the Initial Pool Balance, are multifamily properties;

o    Self Storage - one hundred seventy-two (172) of the mortgaged properties, which secure 8.2% of the Initial Pool Balance, are self storage properties;

o    Hospitality - eighteen (18) of the mortgaged properties, which secure 3.9%
     of the Initial Pool Balance, are hospitality properties;

o    Industrial/Warehouse - eleven (11) of the mortgaged properties, which secure 2.8% of the Initial Pool Balance, are industrial/warehouse properties; and

o    RV Park - one (1) of the mortgaged properties, which secures 0.1% of the
     Initial Pool Balance, is a recreational vehicle park property.

         For information regarding the property types in Loan Group 1 or Loan
Group 2, see Appendix I to this prospectus supplement.

                                     S-114

Property Location

         The following geographic areas contain the largest concentrations of mortgaged properties securing the mortgage loans: New York, California, Florida,
Texas and New Mexico.

         o   Twenty-four (24) mortgaged properties, representing security for
             28.3% of the Initial Pool Balance, are located in New York;

         o   Forty-four (44) mortgaged properties, representing security for
             14.7% of the Initial Pool Balance, are located in California. Of the mortgaged properties located in California, nineteen (19) of such mortgaged properties, representing security for 8.5% of the
             Initial Pool Balance, are located in Northern California, and twenty-five (25) mortgaged properties, representing security for
             6.2% of the Initial Pool Balance, are located in Southern
             California. Northern California includes areas with zip codes above
             93600 and Southern California includes areas with zip codes of
             93600 and below;

         o   Twenty-nine (29) mortgaged properties, representing security for
             9.4% of the Initial Pool Balance, are located in Florida;

         o   One hundred thirty-two (132) mortgaged properties, representing security for 6.3% of the Initial Pool Balance, are located in
             Texas; and

         o   Eight (8) mortgaged properties, representing security for 4.8% of the Initial Pool Balance, are located in New Mexico.

         For information regarding the location of the properties securing the mortgage loans included in Loan Group 1 and Loan Group 2, see Appendix I to this prospectus supplement.

Due Dates

         One hundred fifty-six (156) of the mortgage loans, representing 55.0%
of the Initial Pool Balance (which include one hundred thirty-seven (137)
mortgage loans in Loan Group 1, representing 56.1% of the Initial Loan Group 1
Balance, and nineteen (19) mortgage loans in Loan Group 2, representing 47.1% of the Initial Loan Group 2 Balance), have Due Dates on the 1st day of each calendar month. Ten (10) of the mortgage loans, representing 11.4% of the
Initial Pool Balance (which include seven (7) mortgage loans in Loan Group 1, representing 10.6% of the Initial Loan Group 1 Balance, and three (3) mortgage loans in Loan Group 2, representing 16.9 of the Initial Loan Group 2 Balance), have Due Dates on the 5th day of each calendar month. One (1) of the mortgage loans, representing 4.7% of the Initial Pool Balance (and representing 5.3% of the Initial Loan Group 1 Balance), has a Due Date on the 6th day of each calendar month. Two (2) of the mortgage loans representing 13.3% of the Initial
Pool Balance (and representing 15.1% of the Initial Loan Group 1 Balance), have
Due Dates on the 7th day of each calendar month. Eight (8) of the mortgage loans representing 15.6% of the Initial Pool Balance (which include four (4) mortgage loans in Loan Group 1, representing 12.9% of the Initial Loan Group 1 Balance, and four (4) mortgage loans in Loan Group 2, representing 36.0% of the Initial
Loan Group 2 Balance), have Due Dates on the 8th day of each calendar month. The mortgage loans have various grace periods prior to the imposition of late payment charges including one hundred sixty-five (165) mortgage loans, representing 97.0% of the Initial Pool Balance (which include one hundred forty-four (144) mortgage loans in Loan Group 1, representing 98.1% of the
Initial Loan Group 1 Balance, and twenty-one (21) mortgage loans in Loan Group
2, representing 88.8% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of either 0 to 5 calendar days or 5 business days, nine (9) mortgage loan, representing 1.8% of the Initial
Pool Balance (which include seven (7) mortgage loans in Loan Group 1, representing 1.9% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 1.1% of the Initial Loan Group 2 Balance), with a grace period of 7 days and three (3) mortgage loans, representing 1.2% of the Initial Pool Balance (and representing 10.1% of the Initial Loan Group 2
Balance), with a grace period of 15 days.

                                     S-115

Amortization

         The mortgage loans have the following amortization features:

         o   One hundred seventy-seven (177) of the mortgage loans, representing
             100.0% of the Initial Pool Balance (which include one hundred fifty-one (151) mortgage loans in Loan Group 1, representing 100.0%
             of the Initial Loan Group 1 Balance, and twenty-six (26) mortgage loans in Loan Group 2, representing 100.0% of the Initial Loan
             Group 2 Balance), are Balloon Loans. Five (5) of these mortgage loans, representing 8.5% of the Initial Pool Balance (which include three (3) mortgage loans in Loan Group 1, representing 8.0% of the
             Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan
             Group 2, representing 12.2% of the Initial Loan Group 2 Balance), are ARD loans. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a 360-day year consisting of 30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on the basis of a 360-day year consisting of 30-day months as a result of the application of interest and principal on such mortgage loans over time. See "Risk
             Factors."

Interest Only Loans

         As of the Cut-off Date, the mortgage loans had the following additional characteristics:

         o   Twelve (12) mortgage loans, representing 41.0% of the Initial Pool
             Balance (which include ten (10) mortgage loans in Loan Group 1, representing 41.5% of the Initial Loan Group 1 Balance, and two (2)
             mortgage loans in Loan Group 2, representing 37.2% of the Initial
             Loan Group 2 Balance), provide for monthly payments of interest only for their entire respective terms.

         o   Forty-four (44) mortgage loans, representing 17.4% of the Initial
             Pool Balance (which include thirty-six (36) mortgage loans in Loan
             Group 1, representing 15.8% of the Initial Loan Group 1 Balance, and eight (8) mortgage loans in Loan Group 2, representing 29.8% of the Initial Loan Group 2 Balance), provide for monthly payments of interest only for a portion of their respective terms and then provide for the monthly payment of principal and interest over their respective remaining terms.

Prepayment Restrictions

         As of the Cut-off Date, the following prepayment restrictions applied to the mortgage loans:

         o   One hundred forty (140) mortgage loans, representing 80.5% of the
             Initial Pool Balance (which include one hundred seventeen (117)
             mortgage loans in Loan Group 1, representing 83.0% of the Initial
             Loan Group 1 Balance, and twenty-three (23) mortgage loans in Loan
             Group 2, representing 61.8% of the Initial Loan Group 2 Balance), prohibit voluntary principal prepayments during the Lock-out
             Period, but permit the related borrower, after an initial period of at least two years following the date of issuance of the
             certificates, to defease the loan by pledging direct, non-callable
             United States Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage.

         o   Twenty-four (24) mortgage loans, representing 14.8% of the Initial
             Pool Balance (which include twenty-three (23) mortgage loans in
             Loan Group 1, representing 15.3% of the Initial Loan Group 1
             Balance, and one (1) mortgage loan in Loan Group 2, representing
             11.3% of the Initial Loan Group 2 Balance), prohibit voluntary principal prepayments during a Lock-out Period, and following the
             Lock-out Period provides for a Prepayment Premium or Yield
             Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid.

         o   One (1) mortgage loan, representing 3.0% of the Initial Pool
             Balance (and representing 26.0% of the Initial Loan Group 2
             Balance), prohibits voluntary principal prepayments during a
             Lock-out Period, and following the Lock-out Period to and including the twenty-sixth (26) monthly payment date permits (after an initial period of at least two years following the date of issuance of the certificates) voluntary principal prepayments if accompanied by a payment in an amount equal to the greater of a

                                     S-116

             yield maintenance formula and 1% of the amount prepaid, and on the twenty-seventh (27) monthly payment date to and including the fifty-third (53) monthly payment date permits the related borrower to defease the loan by pledging direct, non-callable United States
             Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage or prepay during such period if such payment is accompanied by a payment in an amount equal to the greater of a yield maintenance formula and 1% of the amount prepaid.

         o   Eleven (11) mortgage loan, representing 1.6% of the Initial Pool
             Balance (which include ten (10) mortgage loans in Loan Group 1, representing 1.7% of the Initial Loan Group 1 Balance, and one (1)
             mortgage loan in Loan Group 2, representing 0.9% of the Initial
             Loan Group 2 Balance), permit the related borrower to defease the loan after a Lock-out Period or prepay after such Lock-out Period with payment of the greater of a yield maintenance and 1% of the amount prepaid.

         o   One (1) mortgage loan, representing 0.1% of the Initial Pool
             Balance (and representing 0.1% of the Initial Loan Group 1
             Balance), prohibits voluntary principal prepayments during a
             Lock-out Period, and following the Lock-out Period permits voluntary principal prepayments if accompanied by a Yield
             Maintenance Charge calculated on the basis of a yield maintenance formula.

         With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

         o   Ten (10) mortgage loans, representing 17.2% of the Initial Pool
             Balance (which include nine (9) mortgage loans in Loan Group 1, representing 16.0% of the Initial Loan Group 1 Balance, and one (1)
             mortgage loan in Loan Group 2, representing 26.0% of the Initial
             Loan Group 2 Balance), permit the release of a portion of the collateral, if there is a defeasance of a portion of the mortgage loans in connection with such release, in amounts ranging from 100%
             to 125% of the allocated loan amount of the collateral being released.

         o   One (1) mortgage loan, representing 0.6% of the Initial Pool
             Balance (and representing 0.7% of the Initial Loan Group 1
             Balance), and secured by multiple mortgaged properties, permits the release of a portion of the collateral from the lien of the mortgage, upon prepayment of an amount of 110% of the allocated loan amount of the collateral being released.

         o   One (1) mortgage loan, representing 0.5% of the Initial Pool
             Balance (and representing 0.6% of the Initial Loan Group 1
             Balance), permits the release of a portion of the mortgaged property from the lien of the mortgage, subject to the payment of a yield maintenance charge calculated on the greater of a yield maintenance and 1% of 125 % of the remaining balance on the mortgage loan after such prepayment.

         o   One (1) mortgage loan, representing 0.3% of the Initial Pool
             Balance (and representing 0.3% of the Initial Loan Group 1
             Balance), permits the release of a portion of the mortgaged property from the lien of the mortgage, subject to the payment of a prepayment premium or Yield Maintenance Charge calculated on the greater of a Yield Maintenance Charge and 1% of $3.1 million.

         The method of calculation of any Prepayment Premium or Yield
Maintenance Charge will vary for any mortgage loan as presented in "Appendix II
- Certain Characteristics of the Mortgage Loans."

Non-Recourse Obligations

         The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of the mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any mortgage loan seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person.

                                     S-117

"Due-on-Sale" and "Due-on-Encumbrance" Provisions

         The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan, any Serviced Companion Mortgage Loan or any B Note if the
borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans, any Serviced Companion
Mortgage Loan and any B Note generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, and the Operating Adviser, payment of an assumption fee, which may be waived by a master servicer or the special servicer, as the case may be, or, if collected, will be paid to the applicable master servicer or the special servicer as additional servicing compensation, and certain other conditions.

         In addition, some of the mortgage loans, any Serviced Companion
Mortgage Loans and any B Notes permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, or other unrelated parties, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan, Serviced Companion
Mortgage Loan or B Note documents and/or as determined by the applicable master servicer. Subject to the Operating Adviser's right to consent, the applicable master servicer or the special servicer, as the case may be, will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan (other than with respect to a Non-Serviced Mortgage Loan), Serviced
Companion Mortgage Loan or B Note upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the Pooling and Servicing Agreement.

Subordinate and Other Financing

         Ten (10) of the mortgage loans, representing 14.1% of the Initial Pool
Balance (which include nine (9) mortgage loans in Loan Group 1, representing
15.4% of the Initial Loan Group 1 Balance, and one (1) mortgage loans in Loan
Group 2, representing 4.2% of the Initial Loan Group 2 Balance), currently have additional financing in place which is secured by the mortgaged property or properties related to such mortgage loan. With respect to certain of these mortgage loans, the lender of the additional secured financing has contractually subordinated all of its rights to the lender under the relevant mortgage loan included in the trust. Mortgage Loan Nos. 3-163 (the "U-Haul Portfolio Pari
Passu Loan") which has an outstanding principal balance as of the Cut-off Date of $194,727,099, is secured by the related mortgaged properties on a pari passu basis with other notes that are not included in the trust and had an aggregate original principal balance of $45,000,000. Mortgage Loan No. 165 (the "Coronado
Center Mortgage Loan"), which has an outstanding principal balance as of the
Cut-off Date of $129,709,589, is secured by the related mortgaged property, which also secures a subordinated B Note (the "Coronado Center B Note") that had an original principal balance of $49,000,000. Mortgage Loan No. 181 (the "County
Line Commerce Center Mortgage Loan"), which has an outstanding principal balance as of the Cut-off Date of $26,442,934, is secured by the related mortgaged property, which also secures a subordinated B Note (the "County Line Commerce
Center B Note") that had an original principal balance of $3,000,000. Mortgage
Loan Nos. 182-373 (the "FRIS Chkn Portfolio Pari Passu Loan") which has an outstanding principal balance as of the Cut-off Date of $24,902,989, is secured by the related mortgaged property on a pari passu basis with other notes that are not included in the trust and had an aggregate original principal balance of
$25,000,000, and which also secures a subordinated B Note (the "FRIS Chkn
Portfolio B Note") that had an aggregate original outstanding principal balance of $25,000,000. See "Servicing of the Mortgage Loans--Servicing of the U-Haul
Portfolio Pari Passu Loan, the Coronado Center Loan Group, the County Line
Commerce Center Loan Group and the FRIS Chkn Portfolio Loan Group" in this prospectus supplement.

         Seven (7) of the mortgage loans, representing 12.8% of the Initial Pool
Balance (which include four (4) mortgage loans in Loan Group 1, representing
13.0% of the Initial Loan Group 1 Balance, and three (3) mortgage loans in Loan
Group 2, representing 11.4% of the Initial Loan Group 2 Balance), are secured by mortgaged property that currently has additional financing in place that is not secured by that mortgaged property. With respect to Mortgage Loan No. 2, 380,
397, 403, 440 and 443 there is related mezzanine financing in the aggregate original principal amount of $18,297,511, $2,000,000, $1,400,000, $356,000,
$880,000 and $500,000, respectively. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

                                     S-118

         Twenty-two (22) of the mortgage loans, representing 21.1% of the
Initial Pool Balance (which include nineteen (19) mortgage loans in Loan Group
1, representing 21.9% of the Initial Loan Group 1 Balance, and three (3)
mortgage loans in Loan Group 2, representing 14.7% of the Initial Loan Group 2
Balance), permit the borrower to enter into additional financing that is not secured by the mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower (either currently or upon a sale of the mortgaged property or an assumption of the related mortgage loan). In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

         One (1) of the mortgage loans, representing 0.3% of the Initial Pool
Balance (and representing 0.4% of the initial outstanding loan group 1 balance), permits the related borrower to enter into additional subordinate financing that is secured by the mortgaged property, provided that certain DSCR and LTV tests are satisfied. With respect to Mortgage Loan No. 431, subordinate financing is allowed if the combined LTV does not exceed 66.5% and the combined DSCR is greater that 1.25x (based on the actual loan constant) or 0.90x (based on a 10%
loan constant).

         We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of an equity ownership interest in a related borrower. See "Legal Aspects of The Mortgage Loans and the Leases--Subordinate
Financing" in the prospectus and "Risk Factors--A Borrower's Other Loans May
Reduce The Cash Flow Available To The Mortgaged Property Which May Adversely
Affect Payment On Your Certificates" in this prospectus supplement.

         Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property.

         For further information with respect to subordinate and other financing, see Appendix II.

The 1500 Broadway Mortgage Loan

         Mortgage Loan No. 2, which consists of a note with an outstanding principal balance as of the Cut-off Date of $287,000,000 (the "1500 Broadway
Mortgage Loan"), representing 10.4% of the Initial Pool Balance, is secured by the related mortgaged property. Additional mezzanine financing (the "1500
Broadway Mezzanine Loan") is in place with an original principal amount of
$18,297,511 that is secured by pledges of the equity interests in the borrower under the 1500 Broadway Mortgage Loan.

         Rights of the Holder of 1500 Broadway Mezzanine Loan

         Pursuant to the terms of an intercreditor agreement, the holder of the
1500 Broadway Mezzanine Loan has certain rights with respect to the 1500
Broadway Mortgage Loan, including, among others, the following:

         Option to Cure Defaults Under 1500 Broadway Mortgage Loan. The holder of the 1500 Broadway Mezzanine Loan has the right to cure monetary events of default under the 1500 Broadway Mortgage Loan within five (5) business days of notice of the subject event of default from the holder of the 1500 Broadway
Mortgage Loan but may not cure the failure to pay monthly scheduled debt service payments under the 1500 Broadway Mortgage Loan for a period of more than 6 consecutive months. The holder of the 1500 Broadway Mezzanine Loan also has the right to cure non-monetary events of default with respect to the 1500 Broadway
Mortgage Loan within any applicable grace period for the subject event of default or such additional period as is reasonably necessary for the holder of the 1500 Broadway Mezzanine Loan to cure the non-monetary event of default if it cannot reasonably be cured within the applicable grace period so long as such additional cure period does not exceed 90 days. If ownership of the equity interests pledged as collateral for the 1500 Broadway Mezzanine Loan is necessary to cure any non-monetary event of default under the 1500 Broadway
Mortgage Loan, the 90-day period is extended for the additional time that is reasonably necessary to gain ownership of the equity interests.

                                     S-119

         Option to Purchase the 1500 Broadway Mortgage Loan. The holder of the
1500 Broadway Mezzanine Loan has the right, (i) at any time that the 1500
Broadway Mortgage Loan is accelerated or (ii) any proceeding to foreclose or otherwise enforce the 1500 Broadway Mortgage Loan or other security for the 1500
Broadway Mortgage Loan has been commenced, to purchase the 1500 Broadway
Mortgage Loan, at a price generally equal to the unpaid principal balance of the
1500 Broadway Mortgage Loan, plus accrued and unpaid interest on the 1500
Broadway Mortgage Loan at, plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances and any liquidation fee payable with respect to the 1500 Broadway
Mortgage Loan pursuant to the Pooling and Servicing Agreement.

         Consultation Rights. The holder of the 1500 Broadway Mortgage Loan is required to consult with the holder of the 1500 Broadway Mezzanine Loan in connection with the leasing of the mortgaged property or making alterations to the mortgaged property if the related borrower is required to obtain the consent of both the holder of the 1500 Broadway Mortgage Loan and the holder of the 1500
Broadway Mezzanine Loan with respect to such leasing or alteration. Generally, the holder of the 1500 Broadway Mezzanine Loan will not unreasonably withhold its consent to any such lease or alteration if the holder of the 1500 Broadway mortgage Loan approves such lease or alteration.

The Hunters Run Mortgage Loan

         Mortgage Loan No. 403, which consists of a note with an outstanding principal balance as of the Cut-off Date of $14,315,000 (the "Hunters Run
Mortgage Loan"), representing 0.5% of the Initial Pool Balance, is secured by the related mortgaged property. The mortgaged property securing the Hunters Run
Mortgage Loan also currently has additional mezzanine financing (the "Hunters
Run Mezzanine Loan") in place with an original principal amount of $356,000 that is not secured by such property. Under the related intercreditor agreement, the holder of the Hunters Run Mezzanine Note shall have the same period of time as the Hunters Run Mortgage Loan borrower to cure defaults with respect to Hunters
Run Mortgage Loan.

The Mission Bay Apartments Mortgage Loan

         Mortgage Loan No. 397, which consists of a note with an outstanding principal balance as of the Cut-off Date of $15,000,000 (the "Mission Bay
Apartments Mortgage Loan"), representing 0.5% of the Initial Pool Balance, is secured by the related mortgaged property. The mortgaged property securing the
Mission Bay Apartments Mortgage Loan also currently has additional mezzanine financing (the "Mission Bay Apartments Mezzanine Loan") in place with an original principal amount of $1,400,000 that is not secured by such property.
Under the related intercreditor agreement, the holder of the Mission Bay
Apartments Mezzanine Note shall have the same period of time as the Mission Bay
Apartments Mortgage Loan borrower to cure defaults with respect to Mission Bay
Apartments Mortgage Loan.

The 115 East Moshula Parkway Mortgage Loan

         Mortgage Loan No. 440, which consists of a note with an outstanding principal balance as of the Cut-off Date of $7,040,000 (the "115 East Moshula
Parkway Mortgage Loan"), representing 0.3% of the Initial Pool Balance, is secured by the related mortgaged property. The mortgaged property securing the
115 East Moshula Parkway Mortgage Loan also currently has additional mezzanine financing (the "115 East Moshula Parkway Mezzanine Loan") in place with an original principal amount of $880,000 that is not secured by such property.

         Rights of the Holder of 115 East Moshula Parkway Mezzanine Loan

         Pursuant to the terms of an intercreditor agreement, the holder of the
115 East Moshula Parkway Mezzanine Loan has certain rights with respect to the
115 East Moshula Parkway Mortgage Loan, including, among others, the following:

         Option to Purchase the 115 East Moshula Parkway Mortgage Loan. If (a)
115 East Moshula Parkway Mortgage Loan has been accelerated, (b) any 115 East
Moshula Parkway Enforcement Action has been commenced and is continuing, or (c)
the 115 East Moshula Parkway Mortgage Loan is a Specially Serviced Mortgage Loan

                                     S-120

under the Pooling and Servicing Agreement (each a "115 East Moshula Parkway
Mortgage Loan Purchase Option Event"), upon ten business days prior written notice, the holder of the 115 East Moshula Parkway Mezzanine Loan has the right to purchase, in whole but not in part, the 115 East Moshula Parkway Mortgage
Loan for a price equal to the outstanding balance of the 115 East Moshula
Parkway Mortgage Note, plus accrued and unpaid interest on the 115 East Moshula
Parkway Mortgage Note, plus any Advances made by the holder of the 115 East
Moshula Parkway Mortgage Loan, plus any interest charged by the holder of the
115 East Moshula Parkway Mortgage Note on any advances for monthly payments of principal and/or interest on the 115 East Moshula Parkway Mortgage Loan and/or
on any Advances, including all costs and expenses (including legal fees and expenses) actually incurred by the holder of the 115 East Moshula Parkway
Mortgage Loan in enforcing the terms of the related 115 East Moshula Parkway
Mortgage Loan documents.

         The foregoing option to purchase the 115 East Moshula Parkway Mortgage
Loan automatically terminates (a) upon a transfer of the mortgaged property by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure or (b) if a 115 East Moshula Parkway Mortgage Loan Purchase Option
Event ceases to exist.

         Option to Cure Defaults Under the 115 East Moshula Parkway Mortgage
Loan. The holder of the 115 East Moshula Parkway Mezzanine Loan has the right to cure monetary events of default with respect to the 115 East Moshula Parkway
Mortgage Loan, within 5 business days of receipt by the holder of the 115 East
Moshula Parkway Mortgage Loan of notice of the subject event of default. The holder of the 115 East Moshula Parkway Mezzanine Loan may not cure a monetary event of default with respect to monthly scheduled debt service payments on the
115 East Moshula Parkway Mortgage Loan for more than four consecutive months. If the default is of a non-monetary nature, the holder of the 115 East Moshula
Parkway Mezzanine Loan shall have the same period of time as the 115 East
Moshula Parkway Mortgage Loan borrower to cure such non-monetary default.

The 223 West Erie Street Mortgage Loan

         Mortgage Loan No. 443, which consists of a note with an outstanding principal balance as of the Cut-off Date of $6,971,531 (the "223 West Erie
Street Mortgage Loan"), representing 0.3% of the Initial Pool Balance, is secured by the related mortgaged property. The mortgaged property securing the
223 West Erie Street Mortgage Loan also currently has additional mezzanine financing (the "223 West Erie Street Mezzanine Loan") in place with an original principal amount of $500,000 that is not secured by such property.

         Rights of the Holder of 223 West Erie Street Mezzanine Loan

         Pursuant to the terms of an intercreditor agreement, the holder of the
223 West Erie Street Mezzanine Loan has certain rights with respect to the 223
West Erie Street Mortgage Loan, including, among others, the following:

         Option to Purchase the 223 West Erie Street Mortgage Loan. If (a) 223
West Erie Street Mortgage Loan has been accelerated, (b) any 223 West Erie
Street Enforcement Action has been commenced and is continuing, or (c) the 223
West Erie Street Mortgage Loan is a Specially Serviced Mortgage Loan under the
Pooling and Servicing Agreement (each a "223 West Erie Street Mortgage Loan
Purchase Option Event"), upon ten business days prior written notice, the holder of the 223 West Erie Street Mezzanine Loan has the right to purchase, in whole but not in part, the 223 West Erie Street Mortgage Loan for a price equal to the outstanding balance of the 223 West Erie Street Mortgage Note, plus accrued and unpaid interest on the 223 West Erie Street Mortgage Note, plus any Advances made by the holder of the 223 West Erie Street Mortgage Loan, plus any interest charged by the holder of the 223 West Erie Street Mortgage Note on any advances for monthly payments of principal and/or interest on the 223 West Erie Street
Mortgage Loan and/or on any Advances, including all costs and expenses
(including legal fees and expenses and special servicing fees) actually incurred by the holder of the 223 West Erie Street Mortgage Loan in enforcing the terms of the related 223 West Erie Street Mortgage Loan documents and a liquidation fee if the 223 West Erie Mortgage Loan is purchased more than 90 days after such
223 West Erie Mortgage Loan becomes a specially serviced mortgage loan.

         The foregoing option to purchase the 223 West Erie Street Mortgage Loan automatically terminates (a) upon a transfer of the mortgaged property by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure or (b) if a 223 West Erie Street Mortgage Loan Purchase Option Event
ceases to exist.

                                     S-121

         Option to Cure Defaults Under the 223 West Erie Street Mortgage Loan.
The holder of the 223 West Erie Street Mezzanine Loan has the right to cure monetary events of default with respect to the 223 West Erie Street Mortgage
Loan, within 5 business days of receipt by the holder of the 223 West Erie
Street Mortgage Loan of notice of the subject event of default. The holder of the 223 West Erie Street Mezzanine Loan may not cure a monetary event of default with respect to monthly scheduled debt service payments on the 223 West Erie
Street Mortgage Loan for more than four consecutive months, provided the holder of the 223 West Erie Mezzanine Loan shall not be permitted to make more than six cures of any monetary defaults during the term of such 223 West Erie Mortgage
Loan. If the default is of a non-monetary nature, the holder of the 223 West
Erie Street Mezzanine Loan shall have the same period of time as the 223 West
Erie Street Mortgage Loan borrower to cure such non-monetary default.

Additional Collateral; Property Substitution

         Two (2) of the mortgage loans, representing 1.4% of the Initial Pool
Balance (and representing 1.6% of the Initial Loan Group 1 Balance), permit the substitution of one of the related mortgaged properties in accordance with the conditions set forth in the related mortgage loan documents.

Cash Management Agreements/Lockboxes

         Forty-six (46) of the mortgage loans, representing 66.6% of the Initial
Pool Balance (which include forty-one (41) mortgage loans in Loan Group 1, representing 69.1% of the Initial Loan Group 1 Balance, and five (5) mortgage loans in Loan Group 2, representing 47.4% of the Initial Loan Group 2 Balance), generally provided that rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged properties will be subject to a cash management/lockbox arrangement.

         Appendix II to this prospectus supplement sets forth (among other things) the type of provisions (if any) for the establishment of a lockbox under the terms of each mortgage loan. The following paragraphs describe each type of provision:

         o   Hard. The related borrower is required to instruct the tenants and other payors to pay all rents and other revenue directly to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Such revenue generally is either (a) swept and remitted to the related borrower unless a default or other "trigger" event under the related mortgage loan documents has occurred or (b) not made immediately available to the related borrower, but instead is forwarded to a cash management account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust and then applied according to the related mortgage loan documents, which typically contemplate application to sums payable under the related mortgage loan and, in certain transactions, to expenses at the related mortgaged property, with any excess remitted to the related borrower.

         o   Soft, Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and then forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Until the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower. Upon the occurrence of such a trigger event, the mortgage loan documents require the related borrower to instruct tenants and other payors to pay directly into an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust; the revenue is then applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

         o   Soft. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. The funds are then either made available to the related borrower or are applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

                                     S-122

         o   Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or property manager. Upon the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, the mortgage loan documents contemplate establishment of a hard lockbox and require the related borrower to instruct tenants to pay directly into an account controlled by the applicable servicer on behalf of the trust; the revenue is then applied by the lockbox bank, which in general is the applicable servicer on behalf of the trust according to the related mortgage loan documents.

         o   None. Revenue from the related mortgaged property is paid to the related borrower and is not subject to a lockbox as of the Closing
             Date, and no lockbox is contemplated to be established during the mortgage loan term.

         In connection with any hard lockbox, income deposited directly into the related lockbox account may not include amounts paid in cash that are paid directly to the related property manager, notwithstanding requirements to the contrary. Furthermore, with respect to certain multifamily and hospitality properties, cash or "over-the-counter" receipts may be deposited into the lockbox account by the property manager. Mortgage loans whose terms call for the establishment of a lockbox account require that the amounts paid to the property manager will be deposited into the applicable lockbox account on a regular basis. Lockbox accounts will not be assets of the trust.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

Appraisals

         In connection with the origination or securitization of each of the mortgage loans, the related mortgaged property was appraised by an independent appraiser who, generally, was a Member of the Appraisal Institute. Each such appraisal complied, or the appraiser certified that it complied, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act
of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the Cut-off Date is presented herein for illustrative purposes only.

Environmental Assessments

         An environmental site assessment was performed with respect to each mortgaged property generally within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice. In general, the environmental assessments contained no recommendations for further significant environmental remediation efforts which, if not undertaken, would have a material adverse effect on the interests of the certificate holders. However, in certain cases, the assessment disclosed the existence of or potential for adverse environmental conditions, generally the result of the activities of identified tenants, adjacent property owners or previous owners of the mortgaged property. In certain of such cases, the related borrowers were required to establish operations and maintenance plans, monitor the mortgaged property, abate or remediate the condition and/or provide additional security such as letters of credit, reserves, payment recourse or stand-alone environmental insurance policies. See "Risk Factors--Environmental Risks Relating to Specific
Mortgaged Properties May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

Property Condition Assessments

         In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination or securitization of the related mortgage loan, to assess the condition of the structure,

                                     S-123

exterior walls, roofing, interior structure and mechanical and electrical systems. Engineering reports by licensed engineers, architects or consultants generally were prepared, except for certain land only properties, if any, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. See "Risk Factors--Property Inspections and
Engineering Reports May Not Reflect All Conditions That Require Repair On The
Property" in this prospectus supplement. In certain cases where material deficiencies were noted in such reports, the related borrower was required to establish reserves for replacement or repair or to remediate the deficiency.

Seismic Review Process

         In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

Zoning and Building Code Compliance

         Each seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related seller has informed us that it does not consider any such violations known to it to be material.

ENVIRONMENTAL INSURANCE

         In the case of seventeen (17) mortgaged properties, securing mortgage loans representing approximately 1.2% of the Initial Pool Balance (which include sixteen (16) mortgaged properties in Loan Group 1, representing 1.2% of the
Initial Loan Group 1 Balance, and one (1) mortgaged property in loan group 2, representing 0.9% of the Initial Loan Group 2 Balance), the related mortgage loan seller has obtained, or has the benefit of, and there will be assigned to the trust, a group secured creditor impaired property policy covering selected environmental matters with respect to all those mortgage loans as a group. None of the mortgage loans covered by this policy has a Cut-off Date Balance in excess of $3,604,257. The premium for the environmental group policy has been or, as of the date of initial issuance of the certificates, will be, paid in full.

         In general, the group secured creditor impaired property policy referred to above provides coverage for the following losses, subject to the coverage limits discussed below, and further subject to the policy's conditions and exclusions:

         o   if during the term of the policy, a borrower defaults under its mortgage loan and adverse environmental conditions exist at levels above legal limits on the related underlying real property, the insurer will indemnify the insured for the outstanding principal balance of the related mortgage loan on the date of the default, together with accrued interest from the date of default until the date that the outstanding principal balance is paid;

         o   if the insured becomes legally obligated to pay as a result of a claim first made against the insured and reported to the insurer during the term of the policy, for bodily injury, property damage or clean-up costs resulting from adverse environmental conditions on, under or emanating from an underlying real property, the insurer will pay that claim; and

                                     S-124

         o   if the insured enforces the related mortgage, the insurer will thereafter pay legally required clean-up costs for adverse environmental conditions at levels above legal limits which exist on or under the acquired underlying real property, provided that the appropriate party reported those conditions to the government in accordance with applicable law.

         The secured creditor impaired property policy does not cover adverse environmental conditions that the insured first became aware of before the term of the policy unless those conditions were disclosed to the insurer before the policy was issued. However, property condition assessments or engineering surveys were conducted for the mortgaged properties covered by the policy. If the report disclosed the existence of material amounts of lead based paint, asbestos containing materials or radon gas affecting such a mortgaged property, the related borrower was required to remediate the condition before the closing of the loan, establish a reserve from loan proceeds in an amount considered sufficient by the mortgage loan seller or agree to establish an operations and maintenance plan. No individual claim under the group policy may exceed
$11,321,000 and the total claims under the group policy is subject to a maximum of $4,518,750. There is no deductible under the policy.

         The secured creditor impaired property policy requires that the appropriate party associated with the trust report a claim during the term of the policy, which extends five years beyond the terms of the respective mortgage loans.

         The secured creditor impaired property policy will be issued by
Steadfast Insurance Company, an affiliate of Zurich North America.

         In the case of one hundred ninety-two (192) mortgaged properties, securing a mortgage loan representing 0.9% of the Initial Pool Balance (and representing 1.0% of the Initial Loan Group 1 Balance), the related mortgage loan has the benefit of a stand-alone environmental insurance policy which will be assigned to the trust and which covers selected environmental matters with respect to the related property.

ADDITIONAL MORTGAGE LOAN INFORMATION

         Each of the tables presented in Appendix I sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the
Cut-off Date. For a detailed presentation of certain of the characteristics of the mortgage loans and the mortgaged properties, on an individual basis, see
Appendix II to this prospectus supplement, and for a brief summary of the ten
(10) largest mortgage loans (including crossed mortgage loans) in the Mortgage
Pool, see Appendix IV to this prospectus supplement. Additional information regarding the mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool"
section and (b) under "Legal Aspects of the Mortgage Loans and the Leases" in
the prospectus.

         For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix IV:

         (1)   References to "DSCR" are references to "Debt Service Coverage
               Ratios." In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash
               currently generated by a property or expected to be generated by a property based upon executed leases that is available for debt service to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term.
               For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix IV, the "Debt Service Coverage Ratio" or "DSCR" for
               any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt Service Coverage Ratio reflects
               (i) with respect to any Serviced Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu
               Mortgage Loan and the related Serviced Companion Mortgage Loan, and (ii) with respect to

                                     S-125

               any Non-Serviced Mortgage Loan, the aggregate indebtedness evidenced by the Non-Serviced Mortgage Loan and the related
               Non-Serviced Companion Mortgage Loan. The debt service coverage ratio information in this Prospectus Supplement with respect to any A/B Mortgage Loan reflect the debt service payable (and loan per square foot or net rentable unit, as applicable) on the related Mortgage Loans, but not the debt service on the related B
               Note.

               In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, the applicable seller relied on rent rolls and other generally unaudited financial information provided by the
               respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial
               statements, material changes in the operating position of the mortgaged property of which the seller was aware (e.g., new signed leases or end of "free rent" periods and market data), and estimated capital expenditures, leasing commission and tenant improvement reserves. The applicable seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of Underwritable Cash Flow derived therefrom, based upon the seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and
               information. In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated and/or rents were averaged over certain time periods. For purposes of
               calculating Underwritable Cash Flow for mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties.

               Historical operating results may not be available or were deemed not relevant for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements,
               mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other
               borrower-supplied information such as estimates or budgets. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable seller in determining the presented operating information.

               The Debt Service Coverage Ratios are presented herein for
               illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. Accordingly, no assurance can be given, and no representation is made, that the
               Debt Service Coverage Ratios accurately reflect that ability.

         (2)   References in the tables to "Cut-off Date LTV" are references to
               "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix IV, the
               "Cut-off Date LTV," "Cut-off Date Loan-to-Value," "Balloon LTV"
               or "Balloon Loan-to-Value" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of
               Terms" in this prospectus supplement. For purposes of the
               information presented in this prospectus supplement, the
               loan-to-value ratio reflects (i) with respect to any Serviced
               Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related Serviced
               Companion Mortgage Loan, and (ii) with respect to any
               Non-Serviced Mortgage Loan, the aggregate indebtedness evidenced by the Non-Serviced Mortgage Loan and the related Non-Serviced
               Companion Mortgage Loan. The loan-to-value information in this
               Prospectus Supplement with respect to any A/B Mortgage Loan

                                     S-126

               reflects the indebtedness under the related Mortgage Loan, but not the indebtedness on the related B Note.

               The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property
               Value and Condition--Appraisals."

               No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

         (3)   References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

         The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

         Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and rent rolls.

STANDARD HAZARD INSURANCE

         The applicable master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein, which shall be obtained from an insurer meeting the requirements of the applicable loan documents. This includes a fire and hazard insurance policy with extended coverage that contains no exclusion for damages due to acts of terrorism
(subject to the provisions set forth below). Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower to self-insure. The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause. The applicable master servicer will be deemed to have satisfied the Servicing Standard in respect of such insurance requirement if the borrower maintains, or (subject to the provisions set forth below) such master servicer has otherwise caused to be obtained, a standard hazard insurance policy that is in compliance with the related mortgage loan documents, and, if required by such mortgage loan documents, the borrower pays, or the applicable master servicer has otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism Risk Insurance Act of 2002.

         If, on the date of origination of a mortgage loan, the portion of the improvements on a related mortgaged property was in an area identified in the
Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is required by the Federal Emergency
Management Agency and has been made available), the applicable master servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance and Mitigation Administration in
an amount representing coverage of at least the lesser of:

         o   the outstanding principal balance of the related mortgage loan; and

         o   the maximum amount of such insurance available for the related mortgaged property, but only to the extent such mortgage loan permits the lender to require such coverage and such coverage conforms to the Servicing Standard.

         If a borrower fails to maintain such hazard insurance, the applicable master servicer will be required to obtain such insurance and the cost of the insurance will be a Servicing Advance made by the applicable master

                                     S-127

servicer, subject to a determination of recoverability. The special servicer will be required to maintain fire insurance with extended coverage and, if applicable, flood insurance (and other insurance required under the related mortgage) on an REO Property (other than with respect to a Non-Serviced Mortgage
Loan) in an amount not less than the maximum amount obtainable with respect to such REO Property and the cost of the insurance will be a Servicing Advance made by the applicable master servicer, subject to a determination of recoverability, provided that the special servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing Standard; provided that the special servicer will be required to maintain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the special servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located.

         In addition, the applicable master servicer may require any borrower to maintain other forms of insurance as such master servicer may be permitted to require under the related mortgage, including, but not limited to, loss of rents endorsements and comprehensive public liability insurance. The applicable master servicer will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance. Any losses incurred with respect to mortgage loans due to uninsured risks, including terrorist attacks, earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to
Certificateholders. The special servicer will have the right, but not the obligation, at the expense of the trust, to obtain earthquake insurance on any mortgaged property securing a Specially Serviced Mortgage Loan and/or any REO
Property (other than with respect to a Non-Serviced Mortgage Loan) so long as such insurance is available at commercially reasonable rates. The master servicers will not be required in any event to obtain such insurance coverage to the extent the trustee, as mortgagee, has no insurable interest, or to cause the borrower to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (as determined by the master servicer) and consistent with the Servicing Standard;
provided that the applicable master servicer will be obligated to cause the borrower to maintain or itself obtain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the applicable master servicer determines that (i) such insurance is not available at any rate or (ii)
such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located. Notwithstanding the limitation set forth in the preceding sentence, if the related mortgage loan documents and the related mortgage require the borrower to maintain insurance against property damage resulting from terrorism or similar acts, the applicable master servicer will, prior to availing itself of any limitation described in that sentence with respect to any mortgage loan (or any component loan of an A/B Mortgage Loan), obtain the approval or disapproval of the Operating Adviser to the extent required by, and in accordance with the procedures set forth in, the Pooling and
Servicing Agreement (or solely with respect to an A/B Mortgage Loan, the related holder of the B Note but only so long as the holder of such B Note is the directing or controlling holder as defined in the related Intercreditor
Agreement). Subject to the servicing standard, the master servicers and the special servicer, as applicable, will be entitled to conclusively rely on the determination of the Operating Adviser (or a B Note holder, as applicable) made in connection with such approval or disapproval to the extent required by, and in accordance with the procedures set forth in, the Pooling and Servicing
Agreement. If any such approval has not been expressly denied within 7 business days of receipt by the Operating Adviser from the applicable master servicer or the special servicer of the applicable master servicer's or the special servicer's determination, as applicable, and analysis and all information reasonably requested thereby and reasonably available to the applicable master servicer and the special servicer, as applicable, in order to make an informed decision, such approval will be deemed to have been granted. See "Risk
Factors--The Absence Of Or Inadequacy Of Insurance Coverage On The Property May
Adversely Affect Payments On Your Certificates" in this prospectus supplement.

                                     S-128

THE SELLERS

Morgan Stanley Mortgage Capital Inc.

         MSMC is an affiliate of Morgan Stanley & Co. Incorporated, one of the underwriters, formed as a New York corporation to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the MSMC
Loans was originated or purchased by MSMC, and all of the MSMC Loans were underwritten by MSMC underwriters. The principal offices of MSMC are located at
1585 Broadway, New York, New York 10036. MSMC's telephone number is (212)
761-4700.

Wells Fargo Bank, National Association

         A description of WFB is set forth under "Servicing of the Mortgage
Loans--The Master Servicers and Special Servicer--Master Servicers" in this prospectus supplement. WFB is also one of the master servicers and the certificate administrator under the Pooling and Servicing Agreement.

Prudential Mortgage Capital Funding, LLC / Prudential Mortgage Capital Company,
LLC

         PMCF is a limited liability company organized under the laws of the
State of Delaware. PMCF is a wholly-owned, limited purpose, subsidiary of PMCC, which is a real estate financial services company which originates commercial and multifamily real estate loans throughout the United States. PMCF was organized for the purpose of acquiring loans originated by PMCC and holding them pending securitization or other disposition. PMCC has primary offices in
Atlanta, Chicago, San Francisco and Newark, New Jersey. The principal offices of
PMCC are located at 4 Gateway Center, 8th Floor, 100 Mulberry Street, Newark,
New Jersey 07102. The pooled mortgage loans for which PMCF is the applicable mortgage loan seller were originated by PMCC (or a wholly-owned subsidiary of
PMCC). Prudential Asset Resources, Inc., an affiliate of PMCF and PMCC, is one of the master servicers and the servicer report administrator under the Pooling and Servicing Agreement.

SunTrust Bank

         SunTrust Bank is a Georgia banking corporation and a member of the
Federal Reserve System. Each of the SunTrust Loans was originated and underwritten by SunTrust Bank. The principal offices of SunTrust Bank are located at 303 Peachtree Street, Atlanta, GA 30308. SunTrust Bank is a
sub-servicer for loans serviced by Wells Fargo Bank, National Association under the Pooling and Servicing Agreement.

         SunTrust Robinson Humphrey is a division of SunTrust Capital Markets,
Inc. ("STCM"). STCM is an SEC registered broker-dealer affiliate of SunTrust
Bank, and is a member of the NASD and the NYSE. STCM will act as co-manager with respect to the offered certificates.

SALE OF THE MORTGAGE LOANS

         On the Closing Date, each seller will sell its mortgage loans, without recourse, to the Depositor, and the Depositor, in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each mortgage loan seller in respect of the mortgage loans and the related remedies for breach of the representations and warranties to the trustee for the benefit of the Certificateholders. In connection with such assignments, each seller is required in accordance with the related Mortgage
Loan Purchase Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it to the trustee or its designee.

         The trustee will be required to review the documents delivered by each seller with respect to its mortgage loans within 90 days following the Closing
Date, and the trustee will hold the related documents in trust. Within 45 days following the Closing Date, pursuant to the Pooling and Servicing Agreement, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of Terms" under the term
"Mortgage File", are to be completed in the name of the trustee, if delivered in blank, and submitted for recording in the real property records of the appropriate jurisdictions at the expense of the applicable seller.

                                     S-129

         The mortgagee of record with respect to any Non-Serviced Mortgage Loan will be the related Non-Serviced Mortgage Loan Trustee.

REPRESENTATIONS AND WARRANTIES

         In each Mortgage Loan Purchase Agreement, the related seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

         (1) the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

         (2) such seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

         (3) no scheduled payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;

         (4) the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

         (5) the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

         (6) the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the mortgaged property;

         (7) the mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in material part;

         (8) except as set forth in a property inspection report prepared in connection with the origination or securitization of the mortgage loan, the related mortgaged property is, to the seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan;

         (9) the seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

         (10) the related mortgaged property is covered by an American Land
Title Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

         (11) the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan;

         (12) except in the case of the mortgage loans covered by the secured creditor impaired property policy that we describe above, an environmental site assessment or update of a previous assessment was performed with respect to the mortgaged property in connection with the origination or securitization of the related mortgage loan, a report of each such assessment (or the most recent assessment with respect to each mortgaged property) has been delivered to the
Depositor, and such seller has no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such report;

                                     S-130

         (13) each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker, enforceable in accordance with its terms, and there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

         (14) the related mortgaged property is, and is required pursuant to the related mortgage to be, insured by casualty, business interruption and liability insurance policies of a type specified in the related Mortgage Loan Purchase
Agreement;

         (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage;

         (16) the related borrower is not, a debtor in any state or federal bankruptcy or insolvency proceeding;

         (17) no mortgage requires the holder of it to release all or any material portion of the related mortgaged property from the lien of the mortgage except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) except where the portion of the related mortgaged property permitted to be released was not considered by the seller to be material in underwriting the mortgage loan, the payment of a release price and prepayment consideration in connection therewith;

         (18) there exists no material default, breach, violation or event of acceleration, and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are covered by certain other of the preceding representations and warranties;

         (19) the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum of the ground lease has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee under the ground lease to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances;
(c) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor under the ground lease (or if it is required it will have been obtained prior to the Closing Date); (d) such ground lease is in full force and effect and the seller has received no notice that an event of default has occurred under the ground lease; (e) such ground lease, or a related estoppel letter, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on the terms that do not materially vary from the economic terms of the ground lease; (f) the holder of the mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor under the ground lease may terminate such ground lease; and (g) such ground lease has an original term
(including any extension options set forth therein) which extends not less than twenty years beyond the scheduled maturity date of the related mortgage loan;
and

         (20) the related mortgage loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of lender incurred in connection with the defeasance of such mortgage loan and the release of the related mortgaged property, and the borrower is required to pay all reasonable costs and expenses of lender associated with the approval of an assumption of such mortgage loan.

                                     S-131

REPURCHASES AND OTHER REMEDIES

         If any mortgage loan document required to be delivered to the trustee by a seller with respect to its mortgage loans as described under "--Sale of the
Mortgage Loans" above has a Material Document Defect, or if there is a Material
Breach by a seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such seller will be obligated to cure such Material
Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period. Notwithstanding the foregoing, in the event that the payments described under subparagraph 20 of the preceding paragraph above are insufficient to pay the expenses associated with such defeasance or assumption of the related mortgage loan, it shall be the sole obligation of the related mortgage loan seller to pay an amount sufficient to pay such expenses.

         If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure
Period, the related seller will be obligated, not later than the last day of such Permitted Cure Period, to:

         o   repurchase the affected mortgage loan from the trust at the
             Purchase Price; or,

         o   at its option, if within the two-year period commencing on the
             Closing Date, replace such mortgage loan with a Qualifying
             Substitute Mortgage Loan, and pay an amount generally equal to the excess of the applicable Purchase Price for the mortgage loan to be replaced (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable
             Qualifying Substitute Mortgage Loan as of the date of substitution, after application of all payments due on or before such date, whether or not received.

         The related seller must cure any Material Document Defect or Material
Breach within the Permitted Cure Period, provided, however, that if such
Material Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage", as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the seller was notified of the defect or breach.

         The foregoing obligations of any seller to cure a Material Document
Defect or a Material Breach in respect of any of its mortgage loans or repurchase or replace the defective mortgage loan, will constitute the sole remedies of the trustee and the Certificateholders with respect to such Material
Document Defect or Material Breach; and none of us, the other sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related seller defaults on its obligation to do so. Each seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by the other seller.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

         The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the offered certificates are issued. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the
Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the
Mortgage Pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the
Mortgage Pool as described herein. The information presented herein is representative of the characteristics of the Mortgage Pool as it will be constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS

         With respect to any Mortgage Loan for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, no assignment of mortgage, assignment

                                     S-132

of assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered. Instead, the related Seller will be required to take all actions as are necessary to cause the trustee on behalf of the Trust to be shown as, and the trustee will be required to take all actions necessary to confirm that the trustee on behalf of the Trust is shown as, the owner of the related Mortgage Loan on the records of
MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The trustee will include the foregoing confirmation in the certification required to be delivered by the trustee after the Closing Date pursuant to the Pooling and Servicing Agreement.

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

         The master servicers and the special servicer, either directly or through sub-servicers, will be required to service and administer the mortgage loans (other than any Non-Serviced Mortgage Loans) in accordance with the
Servicing Standard. The applicable Non-Serviced Mortgage Loan Pooling and
Servicing Agreement will exclusively govern the servicing and administration of the related Non-Serviced Mortgage Loan Group (and all decisions, consents, waivers, approvals and other actions on the part of the holders of any loans in a Non-Serviced Mortgage Loan Group will be effected in accordance with the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement).
Consequently, the servicing provisions described herein, including, but not limited to those regarding the maintenance of insurance, the enforcement of due-on-encumbrance and due-on-sale provisions, and those regarding modification of the mortgage loans, appraisal reductions, defaulted mortgage loans and foreclosure procedures and the administration of accounts will not be applicable to any Non-Serviced Mortgage Loans, the servicing and administration of which will instead be governed by the related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement. The servicing standard for any Non-Serviced Mortgage Loan under its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement is
substantially similar to the Servicing Standard under the Pooling and Servicing
Agreement.

         Each of the master servicers and the special servicer is required to adhere to the Servicing Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower, and the different payment priorities among the Classes of certificates. Each of the master servicers and the special servicer may become the owner or pledgee of certificates with the same rights as each would have if it were not a master servicer or the special servicer, as the case may be.

         Any such interest of a master servicer or the special servicer in the certificates will not be taken into account when evaluating whether actions of the applicable master servicer or the special servicer are consistent with their respective obligations in accordance with the Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of certificates owned by the applicable master servicer or the special servicer. In addition, the master servicers or the special servicer may, under limited circumstances, lend money on an unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though such master servicer or the special servicer were not a party to the transactions contemplated hereby.

         Each of the master servicers and the special servicer is permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement. However, any subservicing is subject to various conditions set forth in the Pooling and
Servicing Agreement including the requirement that the applicable master servicer or the special servicer, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing Agreement. The applicable master servicer or the special servicer, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

         The master servicers or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee, provided that:

         o   a successor master servicer or special servicer is available and is willing to assume the obligations of the applicable master servicer or special servicer, and accepts appointment as successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent

                                     S-133

             compensation and, in the case of the special servicer, is
             reasonably acceptable to the Operating Adviser, the depositor and the trustee;

         o   the applicable master servicer or special servicer bears all costs associated with its resignation and the transfer of servicing; and

         o   the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or
             qualification of the then current ratings on the certificates.

         Furthermore, a master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. If a master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume the applicable master servicer's duties and obligations under the Pooling and Servicing Agreement. If the special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent will assume the duties and obligations of the special servicer.

         The relationship of each of the master servicers and the special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

         The master servicers will have no responsibility for the performance by the special servicer, to the extent they are different entities, of its duties under the Pooling and Servicing Agreement, and the special servicer will have no responsibility for the performance by the master servicers of their duties under the Pooling and Servicing Agreement.

         The master servicers initially will be responsible for servicing and administering the entire pool of mortgage loans, as applicable, other than any
Non-Serviced Mortgage Loans. The special servicer will be responsible for servicing and administering any Specially Serviced Mortgage Loans other than any
Non-Serviced Mortgage Loans.

         Upon the occurrence of any of the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of Terms" in
this prospectus supplement (generally regarded as "Servicing Transfer Events"), the applicable master servicer will be required to transfer its principal servicing responsibilities with respect to a Specially Serviced Mortgage Loan to the special servicer in accordance with the procedures set forth in the Pooling and Servicing Agreement. Notwithstanding such transfer, the applicable master servicer will continue to receive any payments on such mortgage loan, including amounts collected by the special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the trustee and the paying agent with respect to such mortgage loan. If title to the related mortgaged property is acquired by the trust, whether through foreclosure, deed in lieu of foreclosure or otherwise, the special servicer will be responsible for the operation and management of the property and such loan will be considered a Specially Serviced Mortgage Loan.
The special servicing transfer events for any Non-Serviced Mortgage Loan under its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement are
substantially similar to the events set forth under the definition of the term
"Specially Serviced Mortgage Loan" in the "Glossary of Terms" to this prospectus supplement.

         A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage
Loan to which the applicable master servicer will re-assume all servicing responsibilities.

         The master servicers and the special servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefore except as expressly provided in the Pooling and Servicing Agreement. See "Description of the Offered
Certificates--Advances--Servicing Advances" in this prospectus supplement.

         The master servicers and the special servicer and any director, officer, employee or agent of either of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans

                                     S-134

(and, if and to the extent that the matter relates to a Serviced Companion
Mortgage Loan or B Note, out of collections on, and other proceeds of, the
Serviced Companion Mortgage Loan or B Note) against any loss, liability, or expense incurred in connection with any legal action relating to the Pooling and
Servicing Agreement, the mortgage loans, any Serviced Companion Mortgage Loan, any B Note or the certificates other than any loss, liability or expense incurred by reason of the applicable master servicer's or special servicer's willful misfeasance, bad faith or negligence in the performance of their duties under the Pooling and Servicing Agreement.

         The Non-Serviced Mortgage Loan Pooling and Servicing Agreements
generally require the consent of the trustee, as holder of the Non-Serviced
Mortgage Loans, to certain amendments to that agreement that would adversely affect the rights of the trustee in that capacity.

SERVICING OF THE U-HAUL PORTFOLIO PARI PASSU LOAN, THE CORONADO CENTER LOAN
GROUP, THE COUNTY LINE COMMERCE CENTER LOAN GROUP AND THE FRIS CHKN PORTFOLIO
LOAN GROUP

THE U-HAUL PORTFOLIO PARI PASSU LOAN

         Mortgage Loan Nos. 3-163 (referred to herein as the "U-Haul Portfolio
Pari Passu Loan"), which has an outstanding principal balance as of the Cut-off
Date of $194,727,099 and represents 7.1% of the initial pool balance, is secured by the same mortgaged property on a pari passu basis with the U-Haul Portfolio
Companion Loan that is not included in the trust and that had an original principal balance of $45,000,000. Each of the U-Haul Portfolio Pari Passu Loan
and the U-Haul Portfolio Companion Loan has the same interest rate, maturity date and amortization term.

         The U-Haul Portfolio Companion Loan is currently held by Morgan Stanley
Mortgage Capital Inc. The U-Haul Portfolio Companion Loan or a portion of such loan may be included in a future securitization. The U-Haul Portfolio Loan Group will be serviced pursuant to the Pooling and Servicing Agreement. The master servicer will make Servicing Advances in respect of the mortgaged property securing the U-Haul Portfolio Loan Group, but will make P&I Advances only in respect of the U-Haul Portfolio Pari Passu Loan, and will remit collections on the U-Haul Portfolio Pari Passu Loan to, or on behalf of, the trust.

         For purposes of the information presented in this prospectus supplement with respect to the U-Haul Portfolio Pari Passu Loan, the DSCR, LTV and Cut-off
Date Balance Per SF reflect the aggregate indebtedness evidenced by the U-Haul
Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan. The U-Haul
Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan are
collectively referred to herein as (the "U-Haul Portfolio Loan Group").

         The holders of the U-Haul Portfolio Pari Passu Loan and the U-Haul
Portfolio Companion Loan entered into an agreement, the ("U-Haul Portfolio
Intercreditor Agreement") which governs the respective rights and powers of the noteholders of the U-Haul Portfolio Loan Group. The U-Haul Portfolio
Intercreditor Agreement provides, in general, that:

     o    the U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio
          Companion Loan are of equal priority with each other and no portion of any of them will have priority or preference over the other;

     o    the Pooling and Servicing Agreement will exclusively govern the servicing and administration of the U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan (and all decisions, consents, waivers, approvals and other actions on the part of the holder of the
          U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio Companion
          Loan will be effected in accordance with the pooling and servicing agreement);

     o    all payments, proceeds and other recoveries on or in respect of the
          U-Haul Portfolio Pari Passu Loan and/or the U-Haul Portfolio Companion
          Loan (in each case, subject to the rights of the master servicer, the special servicer, the depositor, the trustee or the fiscal agent to payments and reimbursements pursuant to and in accordance with the terms of the pooling and servicing agreement) will be applied to the
          U-Haul Portfolio

                                     S-135

          Pari Passu Loan and the U-Haul Portfolio Companion Loan on a pari passu basis according to their respective outstanding principal balances; and

     o    the transfer of the ownership of the U-Haul Portfolio Companion Loans to any person or entity other than certain institutional lenders, investment funds or their affiliates or to certain trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans is generally prohibited.

         Sale of Defaulted Mortgage Loan. Under the Pooling and Servicing
Agreement, if the U-Haul Portfolio Companion Loan is subject to a fair value purchase option, the special servicer will be required to determine the purchase price for the U-Haul Portfolio Companion Loan. Pursuant to the Pooling and
Servicing Agreement, the holder of the U-Haul Portfolio Companion Loan (or their designees) will have an option to purchase the U-Haul Portfolio Pari Passu Loan, at the purchase price determined by the special servicer under the Pooling and
Servicing Agreement.

         Termination of the Master Servicer or Special Servicer Generally. If an
event of default under the Pooling and Servicing Agreement occurs, is continuing and has not been remedied, the depositor or the trustee may, and upon written direction from the holders of at least 51% of all of the certificates issued pursuant to the Pooling and Servicing Agreement shall or, to the extent that it is affected by such event of default, a holder of the U-Haul Portfolio Companion
Loan may terminate the applicable master servicer or the special servicer with respect to the U-Haul Portfolio Loan Group, as applicable, if such party is the defaulting party.

THE CORONADO CENTER LOAN GROUP

         Mortgage Loan No. 165 (referred to herein as the "Coronado Center
Mortgage Loan") is evidenced by a note (the "Coronado Center A Note") that is secured by the mortgaged property. The Coronado Center A Note has an outstanding principal balance as of the Cut-off Date of $129,709,589, representing 4.7% of the initial pool balance. The mortgage on the related mortgaged property also secures a subordinated B Note (the "Coronado Center B Note") that had an original principal balance of $49,000,000.

         The Coronado Center B Note is currently held by Morgan Stanley Mortgage
Capital Inc., one of the mortgage loan sellers, but may be sold or further divided at any time (subject to compliance with the intercreditor agreement referred to in the next paragraph). The Coronado Center B Note or a portion of such note may be included in a future securitization. The Coronado Center A Note and the Coronado Center B Note are collectively referred to herein as the
"Coronado Center Loan Group." The Coronado Center A Note is included in the trust. The Coronado Center Loan Group will be serviced pursuant to the Pooling and Servicing Agreement. The master servicer will make servicing advances in respect of the mortgaged property securing the Coronado Center Loan Group, but will make P&I advances only in respect of the Coronado Center Mortgage Loan, and will remit collections on the Coronado Center Mortgage Loan to, or on behalf of, the trust.

         The Coronado Center B Note has the same maturity date as the Coronado
Center Mortgage Loan and has a fixed interest rate. On the first day of each month (with a grace period extending to the fifth of any such month) ending prior to the stated maturity date, the related borrower is required to make a payment of principal and interest in arrears on the Coronado Center Mortgage
Loan and the Coronado Center B Note. Such payments will be applied in accordance with the intercreditor agreement entered into by the Coronado Center Loan Group lenders (the "Coronado Center Intercreditor Agreement") described below.

         Distributions. Under the terms of the Coronado Center Intercreditor
Agreement, prior to the occurrence and continuance of an event of default with respect to the Coronado Center Loan Group (and, after such a default has occurred, so long as the holder of the Coronado Center B Note has cured such a default in accordance with the terms of the Coronado Center Intercreditor
Agreement), after payment of amounts payable or reimbursable to parties under the Pooling and Servicing Agreement, payments and proceeds received with respect to the Coronado Center Loan Group will generally be paid in the following manner, in each case to the extent of available funds:

                                     S-136

         o   first, pro rata, to the Coronado Center A Note holder and the
             Coronado Center B Note holder in an amount equal to the accrued and unpaid interest on the Coronado Center A Note principal balance and the Coronado Center B Note principal balance, respectively;

         o   second, to the Coronado Center A Note holder and the Coronado
             Center B Note holder in an amount equal to their pro rata portion of all scheduled principal payments on the Coronado Center Loan
             Group (based on the Coronado Center A Note principal balance and the Coronado Center B Note principal balance, respectively);

         o   third, to the Coronado Center A Note holder and the Coronado Center
             B Note holder in an amount equal to their pro rata portion of all principal payments (other than scheduled principal payments) on the
             Coronado Center Loan Group (based on the Coronado Center A Note principal balance and the Coronado Center B Note principal balance, respectively);

         o   fourth, any default interest (in excess of the interest paid in accordance with clauses first above) and late payment charges to the Coronado Center A Note holder and the Coronado Center B Note holder, pro rata (based on the Coronado Center A Note principal balance and the Coronado Center B Note principal balance,
             respectively) to the extent not applied to pay interest on advances or payable to any servicer, trustee or fiscal agent pursuant to the
             Pooling and Servicing Agreement;

         o   fifth, to the Coronado Center B Note holder, up to the amount of any reimbursed costs and expenses paid or advanced by the Coronado
             Center B Note holder with respect to the Coronado Center Loan Group pursuant to the Coronado Center Intercreditor Agreement or the
             Pooling and Servicing Agreement; and

         o   sixth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to another person and not otherwise applied in accordance with clauses first through fifth of this paragraph, such amount will be paid to the
             Coronado Center A Note holder and the Coronado Center B Note holder, pro rata (based on the initial Coronado Center A Note principal balance and the initial Coronado Center B Note principal balance, respectively).

         Notwithstanding the foregoing, in the event that the Coronado Center B
Note holder has previously made a cure payment, the Coronado Center B Note holder will be reimbursed for such cure payment, after all amounts that are payable under clauses first through fourth above at such time have been paid;
provided that payments are not required to be applied according to the priorities applicable following an event of default below.

         Following the occurrence and during the continuance of an event of default or other material non-monetary event of default with respect to the
Coronado Center Loan Group (unless the holder of the Coronado Center B Note has cured such a default), after payment of all amounts then payable or reimbursable to parties under the Pooling and Servicing Agreement, payments and proceeds with respect to the Coronado Center Loan Group will generally be applied in the following manner, in each case to the extent of available funds:

         o   first, to the Coronado Center A Note holder in an amount equal to the accrued and unpaid interest on the Coronado Center A Note principal balance;

         o   second, to the Coronado Center A Note holder, in an amount equal to the remaining Coronado Center A Note principal balance, until such amount has been reduced to zero;

         o   third, to the Coronado Center B Note holder, in an amount equal to the accrued and unpaid interest on the Coronado Center B Note principal balance;

         o   fourth, to the Coronado Center B Note holder in an amount equal to the remaining Coronado Center B Note principal balance, until such amount has been reduced to zero;

                                     S-137

         o   fifth, to the Coronado Center A Note holder, in an amount equal to any default consideration actually received in respect of the
             Coronado Center A Note, and then, to the Coronado Center B Note holder in an amount equal to any default consideration actually received in respect of the Coronado Center B Note;

         o   sixth, any default interest (in excess of the interest paid in accordance with clauses first and third above) first, to the
             Coronado Center A Note holder, and then, to the Coronado Center B
             Note holder, based on the total amount of such default interest then owing to each such holder, to the extent not applied to pay interest on advances or payable to any servicer, trustee or fiscal agent pursuant to the Pooling and Servicing Agreement;

         o   seventh, any late payment charges first, to the Coronado Center A
             Note holder, and then, to the Coronado Center B Note holder, to the extent not applied to pay interest on advances or payable to any servicer, trustee or fiscal agent pursuant to the Pooling and
             Servicing Agreement;

         o   eighth, to the Coronado Center B Note holder, up to the amount of any unreimbursed costs and expenses paid or advanced by the
             Coronado Center B Note holder with respect to the Coronado Center
             Loan Group pursuant to the Coronado Center Intercreditor Agreement or the Pooling and Servicing Agreement; and

         o   ninth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to another person, and not otherwise applied in accordance with the foregoing clauses first through eighth, or if the proceeds of any foreclosure sale or liquidation of the Coronado Center Loan Group or the mortgaged property are received in excess of the amounts required to be applied in accordance with the Coronado Center Intercreditor
             Agreement, then in each such case, such remaining amount will be paid, pro rata (based on the initial Coronado Center A Note principal balance and the initial Coronado Center B Note principal balance), to the Coronado Center A Note holder and to the Coronado
             Center B Note holder.

         Notwithstanding the foregoing, in the event that the Coronado Center B
Note holder has previously made a cure payment, the Coronado Center B Note holder will be reimbursed for such cure payment, after all amounts that are payable at such time under clauses first through seventh above have been paid;
provided that payments are not required to be applied according to the priorities applicable prior to an event of default.

Rights of the Holder of the Coronado Center B Note

         The holder of the Coronado Center B Note has certain rights under the
Coronado Center Intercreditor Agreement, including, among others, the following:

         Option to Cure Defaults Under Coronado Center Loan Group. The holder of the Coronado Center B Note has the right to cure monetary events of default with respect to the Coronado Center Mortgage Loan, within 5 business days of receipt by the holder of the Coronado Center B Note of notice of the subject event of default. The holder of the Coronado Center B Note may not cure a monetary event of default more than six times over the life of such loan, and there may be no more than three consecutive cure events. So long as the holder of the Coronado
Center B Note is exercising a cure right, neither the master servicer nor the special servicer will be permitted to (i) accelerate the Coronado Center
Mortgage Loan, (ii) treat such event of default as such for purposes of transferring the Coronado Center Loan Group to special servicing, or (iii)
commence foreclosure proceedings.

         Option to Purchase the Coronado Center A Note. The holder of the
Coronado Center B Note has the right at any time that the Coronado Center
Mortgage Loan is in default and remains in default, to purchase the Coronado
Center A Note, at a price generally equal to the unpaid principal balance of the
Coronado Center A Note, plus accrued and unpaid interest on the Coronado Center
A Note at the Coronado Center A Note interest rate (other than the interest portion of any cure payments made by the Coronado Center B Note holder), plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances, special servicing fees, any liquidation fee payable with respect to the Coronado Center Loan Group pursuant to the Pooling

                                     S-138

and Servicing Agreement and any other additional trust fund expenses allocable to the Coronado Center Loan Group.

         Consent Rights of the holder of the Coronado Center B Note. Pursuant to the Coronado Center Intercreditor Agreement, the "Controlling Holder" is
entitled to consent to the master servicer's or the special servicer's taking
(as the case may be), subject to the servicing standard under the Pooling and
Servicing Agreement, certain actions with respect to the Coronado Center Loan
Group, including, without limitation:

     o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of the related mortgaged property securing the specially serviced mortgage loan as comes into and continue in default;

     o    any modification, amendment or waiver, or consent to modification, amendment or waiver, of a money term or other material term of the related mortgage loan or a modification consisting of the extension of the original maturity date of the related mortgage loan;

     o    any proposed sale of a defaulted mortgage loan (other than upon termination of the trust);

     o    any determination to bring an REO Property into compliance with environmental laws;

     o    any release of or acceptance of substitute or additional collateral for the related mortgage loan;

     o    any acceptance of a discounted payoff;

     o    any waiver or consent to waiver of a "due-on-sale" or
          "due-on-encumbrance" clause;

     o    any acceptance or consent to acceptance of an assumption agreement releasing a mortgagor from liability under a mortgage loan;

     o    any release of collateral for the related mortgage loan (other than upon satisfaction of such mortgage loan);

     o    any franchise changes or management company changes for which the special servicer is required to consent;

     o    releases of any escrow accounts, reserve accounts or letters of credit that are not in compliance with the related mortgage loan documents;
          and

     o    any determination as to whether any type of property-level insurance is required under the terms of the related mortgage loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

         The foregoing consent rights of the Coronado Center B Note will cease to exist at any time that the holder of the Coronado Center B Note ceases to be the Controlling Holder. The Controlling Holder will be the holder of the
Coronado Center B Note if, and for so long as, the initial unpaid principal balance of the Coronado Center B Note minus the sum of (i) any principal payments allocated or received on the Coronado Center B Note, (ii) any appraisal reductions allocated to the Coronado Center B Note and (iii) realized losses allocated to the Coronado Center B Note is less than 25% of the initial unpaid principal balance of the Coronado Center B Note.

         In addition, no advice, direction or objection from or by the
Controlling Holder may (and the Coronado Center A Note holder and any servicer shall ignore and act without regard to any such advice, direction or objection that the Coronado Center A Note holder or a servicer has determined, in its reasonable, good faith judgment, will) require or cause the Coronado Center A
Note holder or servicer to violate any provision of the Coronado Center
Intercreditor Agreement, the related mortgage loan documents or the Pooling and
Servicing Agreement (including any REMIC provisions), including each servicer's obligation to act in accordance with the Servicing Standard.

                                     S-139

THE COUNTY LINE COMMERCE CENTER LOAN GROUP

         Mortgage Loan No. 181 (referred to herein as the "County Line Commerce
Center Mortgage Loan") is evidenced by a note (the "County Line Commerce Center
A Note") that is secured by the mortgaged property. The County Line Commerce
Center A Note had an outstanding principal balance as of the Cut-off Date of
$26,442,934, representing 1.0% of the initial pool balance. The mortgage on the related mortgaged property also secures a subordinated B Note (the "County Line
Commerce Center B Note") that had an original principal balance of $3,000,000.

         The County Line Commerce Center B Note is currently held by Morgan
Stanley Mortgage Capital Inc., one of the mortgage loan sellers, but may be sold or further divided at any time (subject to compliance with the intercreditor agreement referred to in the next paragraph). The County Line Commerce Center B
Note or a portion of such note may be included in a future securitization. The
County Line Commerce Center A Note and the County Line Commerce Center B Note
are collectively referred to herein as the "County Line Commerce Center Loan
Group." The County Line Commerce Center A Note is included in the trust. The
County Line Commerce Center Loan Group will be serviced pursuant to the Pooling and Servicing Agreement. The master servicer will make servicing advances in respect of the mortgaged property securing the County Line Commerce Center Loan
Group, but will make P&I advances only in respect of the County Line Commerce
Center Mortgage Loan, and will remit collections on the County Line Commerce
Center Mortgage Loan to, or on behalf of, the trust.

         The County Line Commerce Center B Note has the same maturity date as the County Line Commerce Center Mortgage Loan and has a fixed interest rate. On the first day of each month (with a grace period extending to the fifth of any such month) ending prior to the stated maturity date, the related borrower is required to make a payment of principal and interest in arrears on the County
Line Commerce Center Mortgage Loan and the County Line Commerce Center B Note.
Such payments will be applied in accordance with the intercreditor agreement entered into by the County Line Commerce Center Loan Group lenders (the "County
Line Commerce Center Intercreditor Agreement") described below.

         Distributions. Under the terms of the County Line Commerce Center
Intercreditor Agreement, prior to the occurrence and continuance of a monetary event of default or other material non-monetary event of default with respect to the County Line Commerce Center Loan Group (and, after such a default has occurred, so long as the holder of the County Line Commerce Center B Note has cured such a default in accordance with the terms of the County Line Commerce
Center Intercreditor Agreement), after payment of amounts payable or reimbursable to parties under the Pooling and Servicing Agreement, payments and proceeds received with respect to the County Line Commerce Center Loan Group will generally be paid in the following manner, in each case to the extent of available funds:

         first, to the County Line Commerce Center A Note holder in an amount equal to the accrued and unpaid interest on the County Line Commerce Center A
Note principal balance;

         second, to the County Line Commerce Center A Note holder in an amount equal to the scheduled principal due on County Line Commerce Center A Note, to be applied in reduction of the County Line Commerce Center A Note principal balance;

         third, to the County Line Commerce Center B Note holder in an amount equal to the accrued and unpaid interest on the County Line Commerce Center B
Note principal balance;

         fourth, to the County Line Commerce Center B Note holder in an amount equal to the scheduled principal due on the County Line Commerce Center B Note, to be applied in reduction of the County Line Commerce Center B Note principal balance;

         fifth, to the County Line Commerce Center A Note holder and the County
Line Commerce Center B Note holder in an amount equal to their pro rata portion of all principal payments (other than scheduled principal payments) on the
County Line Commerce Center Loan Group (based on the County Line Commerce Center
A Note principal balance and the County Line Commerce Center B Note principal balance);

                                     S-140

         sixth, to pay any prepayment premium, to the extent actually paid by the related borrowers, to the County Line Commerce Center A Note holder and to the County Line Commerce Center B Note holder, pro rata, based on the respective amounts payable to each when the prepayment premium for each of the loans is separately computed on the prepaid amount of the principal balance of each such loan at the respective interest rate;

         seventh, any default interest (in excess of the interest paid in accordance with clauses first and third above to the County Line Commerce Center
A Note holder and the County Line Commerce Center B Note holder, pro rata (based on the County Line Commerce Center A Note principal balance and the County Line
Commerce Center B Note principal balance) to the extent not applied to pay interest on advances or payable to any servicer or trustee pursuant to the
Pooling and Servicing Agreement;

         eighth, to the County Line Commerce Center B Note holder, up to the amount of any reimbursed costs and expenses paid or advanced by the County Line
Commerce Center B Note holder with respect to the County Line Commerce Center
Loan Group pursuant to the County Line Commerce Center Intercreditor Agreement
or the Pooling and Servicing Agreement; and

         ninth, if any excess amount is paid by the related borrowers and is not required to be returned to the related borrowers or to another person and not otherwise applied in accordance with clauses first through eighth of this paragraph, such amount will be paid to the County Line Commerce Center A Note holder and the County Line Commerce Center B Note holder, pro rata (based on the initial County Line Commerce Center A Note principal balance and the initial
County Line Commerce Center B Note principal balance).

         Notwithstanding the foregoing, in the event that the County Line
Commerce Center B Note holder has previously made a cure payment, the County
Line Commerce Center B Note holder will be reimbursed for such cure payment, after all amounts that are payable under clauses first through eighth above at such time have been paid; provided that payments are not required to be applied according to the priorities applicable following an event of default below.

         Following the occurrence and during the continuance of a monetary event of default or other material non-monetary event of default with respect to the
County Line Commerce Center Loan Group (unless the holder of the County Line
Commerce Center B Note has cured such a default), after payment of all amounts then payable or reimbursable to parties under the Pooling and Servicing
Agreement, payments and proceeds with respect to the County Line Commerce Center
Loan Group will generally be applied in the following manner, in each case to the extent of available funds:

         first, to the County Line Commerce Center A Note holder in an amount equal to the accrued and unpaid interest on the County Line Commerce Center A
Note principal balance;

         second, to the County Line Commerce Center A Note holder, in an amount equal to the remaining County Line Commerce Center A Note principal balance, until such amount has been reduced to zero;

         third, to the County Line Commerce Center B Note holder, in an amount equal to the accrued and unpaid interest on the County Line Commerce Center B
Note principal balance;

         fourth, to the County Line Commerce Center B Note holder in an amount equal to the remaining County Line Commerce Center B Note principal balance, until such amount has been reduced to zero;

         fifth, first, to the County Line Commerce Center A Note holder, in an amount equal to any prepayment premium actually received in respect of the
County Line Commerce Center A Note, and then, to the County Line Commerce Center
B Note holder in an amount equal to any prepayment premium actually received in respect of the County Line Commerce Center B Note;

         sixth, any default interest (in excess of the interest paid in accordance with clauses first and third above) first, to the County Line
Commerce Center A Note holder, and then, to the County Line Commerce Center B
Note holder, based on the total amount of such default interest then owing to each such holder, to the extent not applied to pay interest on advances or payable to any servicer or trustee pursuant to the Pooling and Servicing
Agreement;

                                     S-141

         seventh, to the County Line Commerce Center B Note holder, up to the amount of any unreimbursed costs and expenses paid or advanced by the County
Line Commerce Center B Note holder with respect to the County Line Commerce
Center Loan Group pursuant to the County Line Commerce Center Intercreditor
Agreement or the Pooling and Servicing Agreement; and

         eighth, if any excess amount is paid by the related borrowers and is not required to be returned to the related borrowers or to another person, and not otherwise applied in accordance with the foregoing clauses first through seventh, or if the proceeds of any foreclosure sale or liquidation of the County
Line Commerce Center Loan Group or the mortgaged property are received in excess of the amounts required to be applied in accordance with the County Line
Commerce Center Intercreditor Agreement, then in each such case, such remaining amount will be paid, pro rata (based on the initial County Line Commerce Center
A Note principal balance and the initial County Line Commerce Center B Note principal balance), to the County Line Commerce Center A Note holder and to the
County Line Commerce Center B Note holder.

         Notwithstanding the foregoing, in the event that the County Line
Commerce Center B Note holder has previously made a cure payment, the County
Line Commerce Center B Note holder will be reimbursed for such cure payment, after all amounts that are payable at such time under clauses first through seventh above have been paid; provided that payments are not required to be applied according to the priorities applicable prior to an event of default.

Rights of the Holder of the County Line Commerce Center B Note

         The holder of the County Line Commerce Center B Note has certain rights under the County Line Commerce Center Intercreditor Agreement, including, among others, the following:

         Option to Cure Defaults Under County Line Commerce Center Loan Group.
The holder of the County Line Commerce Center B Note has the right to cure monetary events of default with respect to the County Line Commerce Center
Mortgage Loan, within 5 business days of receipt by the holder of the County
Line Commerce Center B Note of notice of the subject event of default. The holder of the County Line Commerce Center B Note may not cure a monetary event of default more than six times over the life of such loan, and there may be no more than three consecutive cure events. So long as the holder of the County
Line Commerce Center B Note is exercising a cure right, neither the master servicer nor the special servicer will be permitted to (i) accelerate the County
Line Commerce Center Mortgage Loan, (ii) treat such event of default as such for purposes of transferring the County Line Commerce Center Loan Group to special servicing, or (iii) commence foreclosure proceedings.

         Option to Purchase the County Line Commerce Center A Note. The holder of the County Line Commerce Center B Note has the right at any time that the
County Line Commerce Center Mortgage Loan is in default and remains in default, to purchase the County Line Commerce Center A Note, at a price generally equal to the unpaid principal balance of the County Line Commerce Center A Note, plus accrued and unpaid interest on the County Line Commerce Center A Note at the
County Line Commerce Center A Note interest rate (other than the interest portion of any cure payments made by the County Line Commerce Center B Note holder), plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances, special servicing fees, any liquidation fee payable with respect to the County Line Commerce
Center Loan Group pursuant to the Pooling and Servicing Agreement and any other additional trust fund expenses allocable to the County Line Commerce Center Loan
Group.

         Consent Rights of the holder of the County Line Commerce Center B Note.
Pursuant to the County Line Commerce Center Intercreditor Agreement, the
"Controlling Holder" is entitled to consent to the master servicer's or the special servicer's taking (as the case may be), subject to the servicing standard under the Pooling and Servicing Agreement, certain actions with respect to the County Line Commerce Center Loan Group, including, without limitation:

     o    any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of the related mortgaged property securing the specially serviced mortgage loan as comes into and continue in default;

                                     S-142

     o    any modification, amendment or waiver, or consent to modification, amendment or waiver, of a money term or other material term of the related mortgage loan or a modification consisting of the extension of the original maturity date of the related mortgage loan;

     o    any proposed sale of a defaulted mortgage loan (other than upon termination of the trust);

     o    any determination to bring an REO Property into compliance with environmental laws;

     o    any release of or acceptance of substitute or additional collateral for the related mortgage loan;

     o    any acceptance of a discounted payoff;

     o    any waiver or consent to waiver of a "due-on-sale" or
          "due-on-encumbrance" clause;

     o    any acceptance or consent to acceptance of an assumption agreement releasing a mortgagor from liability under a mortgage loan;

     o    any release of collateral for the related mortgage loan (other than upon satisfaction of such mortgage loan);

     o    any franchise changes or management company changes for which the special servicer is required to consent;

     o    releases of any escrow accounts, reserve accounts or letters of credit that are not in compliance with the related mortgage loan documents;
          and

     o    any determination as to whether any type of property-level insurance is required under the terms of the related mortgage loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

         The foregoing consent rights of the County Line Commerce Center B Note will cease to exist at any time that the holder of the County Line Commerce
Center B Note ceases to be the Controlling Holder. The Controlling Holder will be the holder of the County Line Commerce Center B Note if, and for so long as, the initial unpaid principal balance of the County Line Commerce Center B Note minus the sum of (i) any principal payments allocated or received on the County
Line Commerce Center B Note, (ii) any appraisal reductions allocated to the
County Line Commerce Center B Note and (iii) realized losses allocated to the
County Line Commerce Center B Note is less than 25% of the initial unpaid principal balance of the County Line Commerce Center B Note.

         In addition, no advice, direction or objection from or by the
Controlling Holder may (and the County Line Commerce Center A Note holder and any servicer shall ignore and act without regard to any such advice, direction or objection that the County Line Commerce Center A Note holder or a servicer has determined, in its reasonable, good faith judgment, will) require or cause the County Line Commerce Center A Note holder or servicer to violate any provision of the County Line Commerce Center Intercreditor Agreement, the
related mortgage loan documents or the Pooling and Servicing Agreement
(including any REMIC provisions), including each servicer's obligation to act in accordance with the Servicing Standard.

THE FRIS CHKN PORTFOLIO LOAN GROUP

         Mortgage Loan Nos. 182-373 (the "FRIS Chkn Portfolio Pari Passu Loan"),
which had an outstanding principal balance as of the Cut-off Date of
$24,902,989, representing 0.9% of the Initial Pool Balance, is secured by the same mortgaged properties on a pari passu basis with another note (the "FRIS
Chkn Portfolio Companion Loan"), and on a subordinate basis with a subordinate note (the "FRIS Chkn Portfolio B Note"). The FRIS Chkn Portfolio Companion Loan
and the FRIS Chkn Portfolio B Note are currently held by the Wells Fargo Bank,
National Association. The FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn
Portfolio Companion Loan and the FRIS Chkn Portfolio B Note have the same borrower and are all secured by the same mortgage instrument

                                     S-143

encumbering the FRIS Chkn Portfolio Mortgaged Properties. The interest rate and maturity date of the FRIS Chkn Portfolio Companion Loan are identical to those of the FRIS Chkn Portfolio Pari Passu Loan. Payments from the borrower under the
FRIS Chkn Portfolio Loan Group will be applied on a pari passu basis to the FRIS
Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan. The
FRIS Chkn Portfolio B Note had an original principal balance of $25,000,000, an interest rate of 7.225% and an original term of 10 years, and is cross-defaulted with the FRIS Chkn Portfolio Companion Loan and the FRIS Chkn Portfolio Pari
Passu Loan. The FRIS Chkn Portfolio Companion Loan and the FRIS Chkn Portfolio B
Note are not assets of the trust.

         The FRIS Chkn Portfolio Loan Group will be serviced pursuant to the
Pooling and Servicing Agreement. Terms of the intercreditor agreements between the holders of the FRIS Chkn Portfolio Pari Passu Loan, the holders of the FRIS
Chkn Portfolio Companion Loan and the holders of the FRIS Chkn Portfolio B Note are expected to provide that for so long as the FRIS Chkn Portfolio Pari Passu
Loan is included in a securitization the applicable master servicer or the special servicer, if applicable, will be obligated to administer the FRIS Chkn
Portfolio Companion Loan and the FRIS Chkn Portfolio B Note consistently with the terms of the related intercreditor agreements and the Pooling and Servicing
Agreement.

         Payments: Under the terms of the FRIS Chkn Portfolio Loan Group intercreditor agreement, prior to the occurrence and continuance of (i) a monetary event of default or a material event of default, (ii) the acceleration of the FRIS Chkn Portfolio Pari Passu Loan, or (iii) the FRIS Chkn Portfolio
Pari Passu Loan becoming a Specially Serviced Mortgage Loan as a result of a monetary event of default or a material event of default or the occurrence of the maturity date and after payment or reimbursement of the servicing fees due under the Pooling and Servicing Agreement, any additional trust fund expenses under the Pooling and Servicing Agreement and/or advances and any costs or fees payable pursuant to the FRIS Chkn Portfolio Pari Passu Mortgage, in each case, to the extent provided for in the FRIS Chkn Portfolio Pari Passu Mortgage and
the Pooling and Servicing Agreement, all payments and proceeds (of whatever nature) received with respect to the FRIS Chkn Portfolio Pari Passu Mortgage
(including amounts received by the applicable master servicer or the special servicer pursuant to the Pooling and Servicing Agreement but excluding any amounts for required reserves or escrows required by the FRIS Chkn Portfolio
Pari Passu Mortgage and proceeds, awards or settlements to be applied to the restoration or repair of the mortgaged property securing the FRIS Chkn Portfolio
Pari Passu Mortgage or released to the borrower under the FRIS Chkn Portfolio
Pari Passu Mortgage in accordance with the terms of the FRIS Chkn Portfolio Pari
Passu Mortgage) to the extent not otherwise required to be applied under the
FRIS Chkn Portfolio Pari Passu Mortgage will be paid:

         o   First, pari passu to the holders of the FRIS Chkn Portfolio Pari
             Passu Loan and the FRIS Chkn Portfolio Companion Loan in an amount equal to the accrued and unpaid interest on the principal balance of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn
             Portfolio Companion Loan at the net rate for the FRIS Chkn
             Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
             Loan;

         o   Second, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to the principal portion calculated in accordance with the terms of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
             Companion Loan (other than any principal prepayment allocation amount related to the FRIS Chkn Portfolio Pari Passu Loan and the
             FRIS Chkn Portfolio Companion Loan and any principal prepayment allocation amount related to the FRIS Chkn Portfolio B Note), if any, with respect to the FRIS Chkn Portfolio Pari Passu Mortgage;

         o   Third, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan in an amount equal to the principal prepayment allocation amount related to the FRIS Chkn
             Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
             Loan in reduction (to not less than zero) of the Principal Balance of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn
             Portfolio Companion Loan;

         o   Fourth, to the holder of the FRIS Chkn Portfolio B Note in an amount equal to the accrued and unpaid interest on the principal balance of the FRIS Chkn Portfolio B Note at the FRIS Chkn
             Portfolio B Note rate;

                                     S-144

         o   Fifth, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to the principal portion calculated in accordance with the terms of the FRIS Chkn Portfolio B Note (other than any principal prepayment allocation amount related to the FRIS Chkn
             Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
             Loan and any principal prepayment allocation amount related to the
             FRIS Chkn Portfolio B Note), if any, with respect to the FRIS Chkn
             Portfolio Loan Group;

         o   Sixth, to the holder of the FRIS Chkn Portfolio B Note in an amount equal to the FRIS Chkn Portfolio B Note principal prepayment allocation amount in reduction (to not less than zero) of the FRIS
             Chkn Portfolio B Note principal balance;

         o   Seventh, to the extent actually paid, any default interest in excess of the interest paid respectively to the Note A Holder or the holder of the FRIS Chkn Portfolio B Note in accordance with clauses first and fourth above and any late charges (but in each case only to the extent, if any, not required to be otherwise applied pursuant to the Pooling and Servicing Agreement), shall be paid first to the each holder of the FRIS Chkn Portfolio Pari Passu
             Loan and the FRIS Chkn Portfolio Companion Loan and then to the holder of the FRIS Chkn Portfolio B Note, based on the total amount of default interest and/or late charges then owing to each such party;

         o   Eighth, first to each holder of the FRIS Chkn Portfolio Pari Passu
             Loan and the FRIS Chkn Portfolio Companion Loan and then to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to the prepayment premium, to the extent actually paid, allocable to the respective notes;

         o   Ninth, to the holder of the FRIS Chkn Portfolio B Note, up to the amount of any unreimbursed costs and expenses; and

         o   Tenth, any excess, pro rata, to each holder of the FRIS Chkn
             Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
             Loan and the holder of the FRIS Chkn Portfolio B Note based upon the initial principal balance of the FRIS Chkn Portfolio Pari Passu
             Loan and the FRIS Chkn Portfolio Companion Loan Note and the
             principal balance of the FRIS Chkn Portfolio B Note, respectively.

         Following the occurrence and during the continuance of a monetary event of default or material event of default, the acceleration of the FRIS Chkn
Portfolio Mortgage Loan, the FRIS Chkn Portfolio Mortgage Loan becoming a
Specially Serviced Mortgage Loan as a result of a monetary event of default or material event of default or the occurrence of the maturity date, after payment or reimbursement of the servicing fees due under the Pooling and Servicing
Agreement, any additional trust fund expenses under the Pooling and Servicing
Agreement and/or advances and any costs or fees payable pursuant to the FRIS
Chkn Portfolio Pari Passu Mortgage, in each case, to the extent provided for in the FRIS Chkn Portfolio Pari Passu Mortgage and the Pooling and Servicing
Agreement, all payments and proceeds (of whatever nature) received with respect to the FRIS Chkn Portfolio B Note will be subordinated to all payments due under each of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
Companion Loan and the amounts received with respect to the FRIS Chkn Portfolio
Mortgage Loan (including amounts received by the applicable master servicer or the special servicer pursuant to the Pooling and Servicing Agreement but excluding any amounts for required reserves or escrows required by the FRIS Chkn
Portfolio Pari Passu Mortgage and proceeds, awards or settlements to be applied to the restoration or repair of the mortgaged property securing the FRIS Chkn
Portfolio Pari Passu Mortgage or released to the FRIS Chkn Portfolio Pari Passu
Mortgage borrower in accordance with the terms of the FRIS Chkn Portfolio Pari
Passu Mortgage) will be paid:

         o   First, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to accrued and unpaid interest on the principal balance of the FRIS
             Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
             Companion Loan at the interest rate on the FRIS Chkn Portfolio Pari
             Passu Loan and the FRIS Chkn Portfolio Companion Loan through the end of the related interest accrual period;

                                     S-145

         o   Second, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to the principal balance on the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan until paid in full;

         o   Third, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to the accrued and unpaid interest on the Note B
             Principal Balance at the interest rate on the FRIS Chkn Portfolio B
             Note through the end of the related interest accrual period;

         o   Fourth, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to the principal balance on the FRIS Chkn Portfolio B
             Note until paid in full;

         o   Fifth, to each holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to
             FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
             Companion Loan;

         o   Sixth, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to any prepayment premium, to the extent actually paid, allocable to FRIS Chkn Portfolio B Note;

         o   Seventh, to the holder of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan, in an amount equal to any default interest at the default rate on the FRIS Chkn Portfolio
             Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan and any
             late payment fees allocable to FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan;

         o   Eighth, to the holder of the FRIS Chkn Portfolio B Note, in an amount equal to any default interest at the default rate on the
             FRIS Chkn Portfolio B Note and any late payment fees allocable to the FRIS Chkn Portfolio B Note;

         o   Ninth, to the holder of the FRIS Chkn Portfolio B Note up to the amount of any unreimbursed costs and expenses; and

         o   Tenth, any excess, pro rata, to each holder of the FRIS Chkn
             Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
             Loan and the holder of the FRIS Chkn Portfolio B Note based upon the initial principal balance on the FRIS Chkn Portfolio Pari Passu
             Loan and the FRIS Chkn Portfolio Companion Loan and principal balance on the FRIS Chkn Portfolio B Note, respectively.

Rights of the Holders of the FRIS Chkn Portfolio B Note and the FRIS Chkn
Portfolio Pari Passu Loan

         Except under the circumstances described below in this section, the applicable master servicer and the special servicer for the FRIS Chkn Portfolio
Loan Group will be required to obtain the prior written consent of the holder of the FRIS Chkn Portfolio B Note prior to taking any of the following actions
(which consent may be deemed given under the circumstances contemplated by the related intercreditor agreement):

         o   any modification or waiver that would result in the extension of the maturity date a reduction in the interest rate or the monthly debt service payment or a deferral or a forgiveness of interest on or principal or any other monetary term (other than default interest) or a modification or waiver of any provision covering additional indebtedness or transferring any related mortgaged property or any interest therein;

         o   any modification of, or waiver with respect to, the FRIS Chkn
             Portfolio Loan Group or any loan therein that would result in a discounted pay-off of that loan;

         o   any foreclosure upon or comparable conversion of the ownership of any related mortgaged property or any acquisition of mortgaged property by deed-in-lieu of foreclosure;

                                     S-146

         o   any proposed sale of a related REO Property for less than the an amount approximately equal to the purchase price;

         o   any determination to bring a related mortgaged property into compliance with applicable environmental laws;

         o   any acceptance of substitute or additional collateral;

         o   any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

         o   any release of the borrower, any guarantor or other obligor from liability with respect to the FRIS Chkn Portfolio Loan Group or any loan therein;

         o   any consent to the execution, termination, modification or any other matter under the master lease related to the mortgaged properties that secure the FRIS Chkn Portfolio Loan Group, to the extent the lender's approval is required under the loan documents;

         o   any approval of additional indebtedness secured by any related mortgaged property, to the extent the lender's approval is required under the related mortgage loan documents; or

         o   any renewal or replacement of the then existing insurance policies, to the extent the lender's approval is required under the related mortgage loan documents, or any waiver, modification or amendment of any insurance requirements under the related mortgage loan documents;

         provided, that approval by the holder of the FRIS Chkn Portfolio B Note to any such proposed action requiring its approval shall be deemed given if the holder of the FRIS Chkn Portfolio B Note fails to notify the applicable master servicer or the special servicer, as the case may be, of its approval or disapproval of any such proposed action within five (5) business days of delivery to the holder of the FRIS Chkn Portfolio B Note of written notice of such a proposed action, together with the information requested by the holder of the Holdings Portfolio B Note, such action by the applicable master servicer or the special servicer, as the case may be, shall be deemed to have been approved by the holder of the FRIS Chkn Portfolio B Note. In addition, the foregoing approval rights shall terminate upon termination of the rights of the holder of the FRIS Chkn Portfolio B Note to purchase the FRIS Chkn Portfolio Companion
Loan and FRIS Chkn Portfolio Pari Passu Loan during the repurchase period, which begins upon its receipt of a notice of default by the related borrower and ends
45 days later.

         Whether or not the repurchase period has ended, the holder of the FRIS
Chkn Portfolio B Note will have the right to consult with the applicable master servicer or the special servicer, as applicable, regarding the FRIS Chkn
Portfolio Loan Group.

         Pursuant to an intercreditor agreement, the holders of the FRIS Chkn
Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion Loan also have the right to vote on taking the actions discussed above, subject to similar qualifications, which vote will be determined by holders of a majority in principal amount of the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn
Portfolio Companion Loan; provided, however, that if such majority cannot agree on a course of action within 45 days, then the Controlling Class representative may direct the applicable master servicer or the special servicer to take such action as satisfies the requirements of the Pooling and Servicing Agreement, including the Servicing Standard.

         The holder of the FRIS Chkn Portfolio Companion Loan will have the right to consult with the applicable master servicer and the special servicer, as applicable, regarding the FRIS Chkn Portfolio Loan Group.

         Notwithstanding the foregoing, the applicable master servicer and the special servicer are not required to comply with any advice, consultation, approval or non-approval provided by the holder of the FRIS Chkn Portfolio B
Note or the holder of the FRIS Chkn Portfolio Companion Loan if such advice, or consultation, approval or non-approval would (A) cause a violation of any applicable law, (B) be inconsistent with the Servicing Standard, (C) cause a violation of the provisions of the intercreditor agreement or the Pooling and
Servicing Agreement relating to the REMIC provisions, (D) cause a violation of any other provisions of the intercreditor agreement or the Pooling

                                     S-147

and Servicing Agreement, (E) cause a violation of the terms of the related mortgage loan, or (F) materially expand the scope of any servicer's responsibilities under the Pooling and Servicing Agreement.

         The holder of the FRIS Chkn Portfolio B Note will also have the option to purchase the FRIS Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio
Companion Loan (in whole and not in part) if an event of default under the FRIS
Chkn Portfolio Loan occurs and is continuing. This right may be exercised during the 45-day period beginning upon receipt by the holder of the FRIS Chkn
Portfolio B Note of a notice of borrower default and transfer of the loan to the special servicer.

         The holder of the FRIS Chkn Portfolio B Note shall have the right to transfer the FRIS Chkn Portfolio B Note or any portion thereof, to a qualified institutional lender, without obtaining the applicable master servicer's prior written consent, provided, that prior to the transfer the applicable master servicer is provided with (A) an officer's certificate from a senior officer of the holder of the FRIS Chkn Portfolio B Note certifying that the transferee is a qualified institutional lender and (B) a copy of the assignment and assumption agreement. The holder of the FRIS Chkn Portfolio B Note shall also have the right to transfer the FRIS Chkn Portfolio B Note, or any interest therein, to a
FRIS Chkn Portfolio B Note pledgee.

         The FRIS Chkn Portfolio B Note and the FRIS Chkn Portfolio Companion
Loan are currently held by Wells Fargo Bank, National Association, which is also the related mortgage loan seller and a master servicer, as well as the paying agent.

         The holder of the FRIS Chkn Portfolio B Note may have relations and interests that conflict with those of the Certificateholders. It has no obligations to the Certificateholders and may act solely in its own interests.
No Certificateholder may take any action against the holder of the FRIS Chkn
Portfolio B Note for acting solely in its own interests.

THE MASTER SERVICERS AND SPECIAL SERVICER

Master Servicers

         General. Prudential Asset Resources, Inc. will act as master servicer with respect to those mortgage loans sold by PMCF to us for deposit into the trust. Wells Fargo Bank, National Association will act as master servicer with respect to those mortgage loans sold by it, MSMC and SunTrust to us for deposit into the trust.

         Prudential Asset Resources, Inc. PAR, a Delaware corporation, is a wholly owned subsidiary of PMCC, which is an indirect subsidiary of Prudential
Financial, Inc. PAR is an affiliate of Prudential Mortgage Capital Funding, LLC, one of the mortgage loan sellers. PAR's principal servicing offices are located at 2200 Ross Avenue, Suite 4900E, Dallas, Texas 75201. As of March 31, 2005, PAR
was responsible for overseeing the servicing of approximately 6,310 commercial and multifamily loans, with an approximate total principal balance of $44.3 billion.

         Wells Fargo Bank, National Association. Wells Fargo provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. Wells Fargo is also the paying agent and certificate registrar.

         Wells Fargo's principal servicing offices are located at 45 Fremont
Street, 2nd Floor, San Francisco, California 94105.

         As of June 30, 2005, Wells Fargo was responsible for servicing approximately 7,431 commercial and multifamily mortgage loans, totaling approximately $57.5 billion in aggregate outstanding principal amounts, including loans securitized in mortgage-backed securitization transactions.

         Wells Fargo & Company is the holding company for Wells Fargo. Wells
Fargo & Company files reports with the Securities and Exchange Commission that are required under the Securities Exchange Act of 1934. Such

                                     S-148

reports include information regarding the master servicer and may be obtained at the website maintained by the Securities and Exchange Commission at
http://www.sec.gov.

         The information presented herein concerning Wells Fargo has been provided by Wells Fargo. Accordingly, we make no representation or warranty as to the accuracy or completeness of such information.

Special Servicer

         CWCapital Asset Management LLC, a Massachusetts limited liability company with an address of 1919 Pennsylvania Avenue N.W., Washington, D.C.
20006, will initially be appointed as special servicer under the Pooling and
Servicing Agreement. CWCapital Asset Management LLC or its affiliates are involved in real estate investment, finance and management. CWCapital Asset
Management LLC was organized in June, 2005. In July of 2005 it acquired Allied
Capital Corporation's special servicing operations and replaced Allied Capital
Corporation as special servicer on all transactions for which Allied Capital served as special servicer. As of June 30, 2005, CWCapital Asset Management LLC
acted as special servicer for approximately 2,666 mortgage loans and foreclosure properties within 20 commercial mortgage loan securitization transactions. It is anticipated than an affiliate of CWCapital Asset Management LLC may acquire certain of the Certificates not offered under this prospectus supplement and may be the initial Controlling Class representative.

THE MASTER SERVICERS

Master Servicer Compensation

         The master servicers will be entitled to a Master Servicing Fee equal to the Master Servicing Fee Rate applied to the outstanding Scheduled Principal
Balance of each mortgage loan, including REO Properties. The master servicers will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account and interest on escrow accounts if permitted by the related loan documents, and--in each case to the extent not payable to the special servicer or any sub-servicer as provided in the Pooling and Servicing Agreement or sub-servicing agreement--late payment charges, assumption fees, modification fees, extension fees, defeasance fees and default interest payable at a rate above the related mortgage rate, provided that late payment charges and default interest will only be payable to the extent that they are not required to be used to pay interest accrued on any
Advances pursuant to the terms of the Pooling and Servicing Agreement.

         The related Master Servicing Fee and certain other compensation payable to the master servicers will be reduced, on each Distribution Date by the amount, if any, of any Compensating Interest Payment required to be made by the applicable master servicer on such Distribution Date. Any Net Aggregate
Prepayment Interest Shortfall will be allocated as presented under "Description of the Offered Certificates--Distributions--Prepayment Interest Shortfalls and
Prepayment Interest Excesses" in this prospectus supplement. If Prepayment
Interest Excesses for all mortgage loans other than Specially Serviced Mortgage
Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any
Distribution Date, such excess amount will be payable to the applicable master servicer as additional servicing compensation.

         In the event that an initial master servicer resigns or is no longer a master servicer for any reason, such master servicer will continue to have the right to receive its portion of the Excess Servicing Fee. Any successor servicer will receive the Master Servicing Fee as compensation.

EVENTS OF DEFAULT

         If an Event of Default described under the third, fourth or ninth bullet under the definition of "Event of Default" under the "Glossary of Terms"
has occurred, the obligations and responsibilities of the applicable master servicer under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or the Depositor gives written notice to the applicable master servicer that such master servicer is terminated. If an event of default described under the first, second, fifth, sixth, seventh or eighth bullet under the definition of "Event of Default" under the "Glossary of Terms" has occurred, the obligations and responsibilities of the applicable master servicer under the Pooling and Servicing Agreement will terminate, immediately upon the date

                                     S-149

which the trustee or the Depositor gives written notice to the applicable master servicer that such master servicer is terminated. After any Event of Default, the trustee may elect to terminate the applicable master servicer by providing such notice, and shall provide such notice if holders of certificates representing more than 25% of the Certificate Balance of all certificates so direct the trustee.

         The events of default under any Non-Serviced Mortgage Loan Pooling and
Servicing Agreement, and the effect of such defaults in respect of the applicable master servicer thereunder, are substantially similar to the Events of Default and termination provisions set forth above. If (i) any Event of
Default on the part of the applicable master servicer occurs that affects a
Serviced Companion Mortgage Loan or (ii) any Serviced Companion Mortgage Loan is
included in a securitization that is rated by Moody's and the trustee receives notice from Moody's that the continuation of the applicable master servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Moody's to any class of certificates representing an interest in that Serviced Companion Mortgage Loan or the applicable master servicer has been downgraded below a specified rating level by Moody's and in either case, the applicable master servicer is not otherwise terminated, then, at the request of the holder of such affected Serviced Companion Mortgage Loan, the trustee shall require the applicable master servicer to appoint a sub-servicer with respect to the related mortgage loan.

         Upon termination of a master servicer under the Pooling and Servicing
Agreement, all authority, power and rights of such master servicer under the
Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to indemnification and unpaid servicing compensation or unreimbursed Advances or the Excess Servicing
Fee, provided that in no event shall the termination of the applicable master servicer be effective until a successor servicer shall have succeeded such master servicer as successor servicer, subject to approval by the Rating
Agencies, notified the applicable master servicer of such designation, and such successor servicer shall have assumed the applicable master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing Agreement. The trustee may not succeed a master servicer as servicer until and unless it has satisfied the provisions specified in the Pooling and Servicing Agreement. However, if the applicable master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms", the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and Servicing Agreement or transfer the duties of the applicable master servicer to a successor servicer who has satisfied such conditions.

         However, if a master servicer is terminated solely due to an Event of
Default described in the eighth, ninth or tenth bullet of the definition of
Event of Default, and prior to being replaced as described in the previous paragraph the terminated such master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for the rights to master service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have forty-five (45) days to sell the rights and obligations of the applicable master servicer under the Pooling and Servicing Agreement to a successor servicer that meets the requirements of a master servicer under the
Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The termination of the applicable master servicer will be effective when such servicer has succeeded the applicable master servicer, as successor servicer and such successor servicer has assumed the applicable master servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and
Servicing Agreement. If a successor master servicer is not appointed within forty-five (45) days, the applicable master servicer will be replaced by the trustee as described in the previous paragraph.

THE SPECIAL SERVICER

         The special servicer will oversee the resolution of Specially Serviced
Mortgage Loans, act as disposition manager of REO Properties acquired on behalf of the trust through foreclosure or deed in lieu of foreclosure, maintain insurance with respect to REO Properties and provide monthly reports to the applicable master servicer.

Special Servicer Compensation

         The special servicer will be entitled to receive:

                                     S-150

         o   a Special Servicing Fee;

         o   a Workout Fee; and

         o   a Liquidation Fee.

         The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage
Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until maturity. If the special servicer is terminated for any reason, it will retain the right to receive any Workout Fees payable on mortgage loans that became Rehabilitated Mortgage Loans while it acted as special servicer and remained Rehabilitated Mortgage Loans at the time of such termination until such mortgage loan becomes a Specially Serviced Mortgage Loan or until the related mortgaged property becomes an REO Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

         The special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on Specially Serviced Mortgage Loans, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for
REO Property collections, and other charges specified in the Pooling and
Servicing Agreement. The Special Servicing Fee, the Liquidation Fee and the
Workout Fee will be obligations of the trust and will represent Expense Losses.
The Special Servicer Compensation will be payable in addition to the Master
Servicing Fee payable to the master servicers.

         In addition, the special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loan and 50% of any other assumption fees. The special servicer will be entitled to approve assumptions with respect to all mortgage loans. If Prepayment Interest Excesses for all Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the special servicer as additional servicing compensation. The special servicer will be entitled to, and the applicable master servicer shall forward to the special servicer, 50% of any modification fees or extension fees collected with respect to a consent, waiver, modification, amendment or extension executed or granted by the applicable master servicer if the approval or consent of the special servicer was required in connection therewith. The special servicer will also be entitled to 100% of the extension fees for any extensions of non-Specially Serviced Mortgage Loans granted by the special servicer.

         As described in this prospectus supplement under "--The Operating
Adviser," the Operating Adviser may have the right to receive notification of, advise the special servicer regarding, and consent to, certain actions of the special servicer, subject to the limitations described in this prospectus supplement and further set forth in the Pooling and Servicing Agreement.

         If any Non-Serviced Mortgage Loan becomes specially serviced under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement, the
applicable Non-Serviced Mortgage Loan Special Servicer will be entitled to compensation substantially similar in nature to that described above.

Termination of Special Servicer

         The trustee may terminate the special servicer upon a Special Servicer
Event of Default. However, if the special servicer is terminated solely due to a
Special Servicer Event of Default described in the eighth or ninth bullet of the definition of Special Servicer Event of Default, and prior to being replaced the terminated special servicer provides the trustee with the appropriate request for proposal material and the names of potential bidders, the trustee will solicit good faith bids for the rights to specially service the mortgage loans in accordance with the Pooling and Servicing Agreement. If the special servicer is not otherwise replaced by the Operating Adviser, the trustee will have thirty days to sell the rights and obligations of the special servicer under the
Pooling and Servicing Agreement to a successor special servicer that meets the requirements of a special servicer under the Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The special servicer is required to obtain the prior written consent of the Operating Adviser in connection with such sale of servicing rights. The termination of the special servicer will be effective when such successor special servicer has succeeded the

                                     S-151

special servicer as successor special servicer and such successor special servicer has assumed the special servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing Agreement. If a successor special servicer is not appointed within thirty days, the special servicer will be replaced by the trustee as described in the Pooling and Servicing Agreement.

         The special servicer events of default under any Non-Serviced Mortgage
Loan Pooling and Servicing Agreement, and the effect of such defaults in respect of the special servicer thereunder, are substantially similar to the Special
Servicer Events of Default and termination provisions set forth above. If (i)
any Event of Default on the part of the special servicer occurs that affects a
Serviced Companion Mortgage Loan or (ii) any Serviced Companion Mortgage Loan is
included in a securitization that is rated by Fitch and DBRS and the trustee receives notice from each of Fitch and DBRS that the continuation of the special servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch or DBRS as applicable, to any class of certificates representing an interest in that Serviced Companion
Mortgage Loan, and in either case, the special servicer is not otherwise terminated, then, subject to the applicable consultation rights of any particular related Serviced Companion Mortgage Loan under the related Loan Pair
Intercreditor Agreement, the Operating Adviser shall appoint (or, in the event of the failure of the Operating Adviser to appoint, the trustee will appoint) a replacement special servicer with respect to the related Loan Pair.

         In addition to the termination of the special servicer upon a Special
Servicer Event of Default, the Operating Adviser may direct the trustee to remove the special servicer, subject to certain conditions, as described below.

THE OPERATING ADVISER

         As and to the extent set forth in the Pooling and Servicing Agreement or related intercreditor agreement, an Operating Adviser appointed by the holders of a majority of the Controlling Class will have the right to receive notification from the special servicer in regard to certain actions and to advise the special servicer with respect to the following actions, and the special servicer will not be permitted to take or consent to the master servicers taking any of the following actions as to which the Operating Adviser has objected in writing (i) within five (5) business days of receiving notice and any reasonably requested information in respect of actions relating to non-Specially Serviced Mortgage Loans and (ii) within ten (10) business days of receiving notice and any reasonably requested information in respect of actions relating to Specially Serviced Mortgage Loans. The special servicer will be required to notify the Operating Adviser of, among other things:

         o   any proposed modification, amendment or waiver, or consent to a modification, amendment or waiver, of a Money Term or other material term of a mortgage loan or an extension of the original maturity date;

         o   any foreclosure or comparable conversion of the ownership of a mortgaged property;

         o   any proposed sale of a defaulted mortgage loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the Offered
             Certificates--Optional Termination";

         o   any determination to bring an REO Property into compliance with applicable environmental laws;

         o   any release of or acceptance of substitute or additional collateral for a mortgage loan;

         o   any acceptance of a discounted payoff;

         o   any waiver or consent to a waiver of a "due-on-sale" or
             "due-on-encumbrance" clause;

         o   any acceptance or consent to acceptance of an assumption agreement releasing a borrower from liability under a mortgage loan;

                                     S-152

         o   any release of collateral for a mortgage loan (other than upon satisfaction of, such mortgage loan);

         o   any franchise changes or management company changes to which the special servicer is required to consent;

         o   certain releases of any escrow accounts, reserve accounts or letters of credit; and

         o   any determination as to whether any type of property-level insurance is required under the terms of any mortgage loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

         In addition, subject to the satisfaction of certain conditions, the
Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each rating agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification in any rating then assigned to any class of certificates. The
Operating Adviser shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing
Agreement).

         At any time, the holders of a majority of the Controlling Class may direct the paying agent in writing to hold an election for an Operating Adviser, which election will be held commencing as soon as practicable thereafter.

         The Operating Adviser shall be responsible for its own expenses.

         In the case of the FRIS Chkn Loan Group, all rights of the Operating
Adviser will initially be exercised by the holder of the related B Note. See
"Servicing of the Mortgage Loans -- Servicing of the U-Haul Portfolio Pari Passu
Loan, the Coronado Center Loan Group, the County Line Commerce Center Loan Group
and the FRIS Chkn Loan Group--the FRIS Chkn Loan Group" above.

         Except as may be described in the Pooling and Servicing Agreement, the
Operating Adviser will not have any rights under the applicable Non-Serviced
Mortgage Loan Pooling and Servicing Agreement (other than limited notification rights), but the operating adviser or controlling party under the Non-Serviced
Mortgage Loan Pooling and Servicing Agreement (or any B Note thereunder) will generally have similar rights to receive notification from that special servicer in regard to certain actions and to advise the special servicer with respect to those actions.

MORTGAGE LOAN MODIFICATIONS

         Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement, the applicable master servicer may, without the consent of any other person, extend the maturity date of any
Balloon Loan that is not a Specially Serviced Mortgage Loan to a date that is not more than 60 days following the original maturity date if in the applicable master servicer's sole judgment exercised in good faith (and evidenced by an officer's certificate), a default in the payment of the balloon payment is reasonably foreseeable and such extension is reasonably likely to produce a greater recovery to the certificateholders and the holders of a related Serviced
Companion Mortgage Loan (as a collective whole) on a net present value basis than liquidation of such mortgage loan and the mortgagor has obtained an executed written commitment (subject only to satisfaction of conditions set forth therein) for refinancing of the mortgage loan or purchase of the related mortgaged property. In addition and subject to any restrictions applicable to
REMICs, and to limitations imposed by the Pooling and Servicing Agreement, the applicable master servicer may amend any term (other than a Money Term) of a mortgage loan, Serviced Companion Mortgage Loan or any B Note that is not a
Specially Serviced Mortgage Loan and may otherwise (with the consent of the
Operating Adviser) extend the maturity date of any Balloon Loan, other than a
Specially Serviced Mortgage Loan, for up to one year (but for no more than two
(2) such one-year extensions). Following any such two extensions of the maturity of any mortgage loan that is not a Specially Serviced Mortgage Loan, the special servicer, and not the applicable master servicer, shall be responsible for determining whether to

                                     S-153

further extend and, if so, processing the extension of, the maturity of such mortgage loan, provided that it will not be a Servicing Transfer Event with respect to any such extension (if at such time no other circumstance referred to in the definition of "Servicing Transfer Event" then exists) unless and until the special servicer has approved three (3) such extensions (of up to one year each) and the borrower has defaulted at the end of such third extension.

         Subject to any restrictions applicable to REMICs, the special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to:

         o   reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment
             Premium or Yield Maintenance Charge;

         o   reduce the amount of the Scheduled Payment on any Specially
             Serviced Mortgage Loan, including by way of a reduction in the related mortgage rate;

         o   forbear in the enforcement of any right granted under any mortgage note or mortgage relating to a Specially Serviced Mortgage Loan;

         o   extend the maturity date of any Specially Serviced Mortgage Loan;
             and/or

         o   accept a Principal Prepayment during any Lock-out Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the special servicer, such default is reasonably foreseeable, and (2) in the reasonable judgment of the special servicer, such modification, waiver or amendment would increase the recovery to Certificateholders (or if the related mortgage loan relates to a Serviced Companion Mortgage Loan or B Note, increase the recovery to Certificateholders and the holders of such Serviced Companion
Mortgage Loan or B Note, as a collective whole) on a net present value basis, as demonstrated in writing by the special servicer to the trustee.

         In no event, however, will the special servicer be permitted to:

         o   extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is two years prior to the Rated Final
             Distribution Date; and

         o   if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced Mortgage
             Loan unless the special servicer gives due consideration to the remaining term of such ground lease.

         Modifications that forgive principal or interest of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of certificates in the manner described under "Description of the Offered
Certificates--Distributions--Subordination; Allocation of Losses and Expenses"
in this prospectus supplement.

         The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the certificates beyond that which might otherwise be the case. See "Yield,
Prepayment and Maturity Considerations" in this prospectus supplement.

         The provisions in any Non-Serviced Mortgage Loan Pooling and Servicing
Agreement regarding the modifications of the related Non-Serviced Mortgage Loan are generally similar to the comparable provisions of the Pooling and Servicing
Agreement.

SALE OF DEFAULTED MORTGAGE LOANS

         The Pooling and Servicing Agreement grants to each of (a) the holder of certificates representing the greatest percentage interest in the Controlling
Class, (b) the special servicer, and (c) any seller with respect to

                                     S-154

mortgage loans it originated, in that order, an option (the "Option") to purchase from the trust any defaulted mortgage loan (other than a Non-Serviced
Mortgage Loan that is subject to a comparable option under a related pooling and servicing agreement) that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its Balloon Payment). The "Option
Purchase Price" for a defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the special servicer. The special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or the special servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either the special servicer or the holder of certificates representing the greatest percentage interest in the Controlling Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify that the Option Purchase Price is a fair price.

         The Option is assignable to a third party by the holder of the Option, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a
Rehabilitated Mortgage Loan, (ii) been subject to a work-out arrangement, (iii)
been foreclosed upon or otherwise resolved (including by a full or discounted pay-off), (iv) been purchased by the related mortgage loan seller pursuant to the Pooling and Servicing Agreement or (v) been purchased by the holder of a related B Note pursuant to a purchase option set forth in the related intercreditor agreement.

         In addition, anyone exercising the Option with respect to the U-Haul
Portfolio Pari Passu Loan or the FRIS Chkn Pari Passu Loan under the Pooling and
Servicing Agreement must also purchase the U-Haul Portfolio Companion Loan and
FRIS Chkn Companion Loan, respectively.

         The Option is subject to any rights of the holder of a B Note, as applicable, with respect to the related Mortgage Loan. See "Servicing of the
Mortgage Loans -- Servicing of the U-Haul Portfolio Pari Passu Loan, the
Coronado Center Loan Group, the County Line Commerce Center Loan Group and the
FRIS Chkn Loan Group" above.

FORECLOSURES

         The special servicer may at any time, with notification to and consent of the Operating Adviser (or the B Note designee, if applicable) and in accordance with the Pooling and Servicing Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the Servicing
Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

         If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all certificateholders (and with respect to any Serviced Companion Mortgage Loan or
B Note, for the holders of such loans) but in no event later than three years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless the special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to three years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as
"foreclosure property" under the REMIC provisions of the Code. In addition, the special servicer is required to use its efforts consistent with the Servicing
Standard to sell any REO Property prior to the Rated Final Distribution Date or earlier to the extent required to comply with REMIC provisions.

         If the trust acquires a mortgaged property by foreclosure or deed in lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing
Agreement provides that the special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as
"foreclosure property" within the meaning of Code Section 860G(a)(8). The
Pooling and Servicing Agreement also requires that any such mortgaged

                                     S-155

property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section
856(c)(3)(A) and Treasury regulations under the Code. "Rents from real property"
do not include the portion of any rental based on the net profits derived by any person from such property. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property"
include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property owned by REMIC I, including but not limited to a hotel or healthcare business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to REMIC I at the highest marginal federal corporate rate -- currently 35% -- and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the amount of the proceeds available for distribution to holders of certificates. Under the Pooling and Servicing
Agreement, the special servicer is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to
Certificateholders on a net after-tax basis than a different method of operation of such property. Prospective investors are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following discussion, when read in conjunction with the discussion of "Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the offered certificates.
However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations.
Prospective purchasers should consult their own tax advisers in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the offered certificates.

GENERAL

         For United States federal income tax purposes, portions of the trust will be treated as "Tiered REMICs" as described in the prospectus. See "Federal
Income Tax Consequences--REMICs--Tiered REMIC Structures" in the prospectus.
Three separate REMIC elections will be made with respect to designated portions of the trust other than that portion of the trust consisting of the rights to
Excess Interest and the Excess Interest Sub-account (the "Excess Interest
Grantor Trust"). Upon the issuance of the offered certificates, Latham & Watkins
LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming:

         o   the making of proper elections;

         o   the accuracy of all representations made with respect to the mortgage loans;

         o   ongoing compliance with all provisions of the Pooling and Servicing
             Agreement and other related documents and no amendments to them;

         o   ongoing compliance with the Non-Serviced Mortgage Loan Pooling and
             Servicing Agreement and other related documents and any amendments to them, and the continued qualification of the REMICs formed under those agreements; and

                                     S-156

         o   compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted under the Code;

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate classes of REMIC residual interests evidencing the sole class of "residual interests" in each of REMIC I, REMIC II and REMIC III; (3)
the REMIC Regular Certificates (other than the beneficial interest of the Class
T Certificates in the Excess Interest) will evidence the "regular interests" in, and will be treated as debt instruments of, REMIC III; (4) the Excess Interest
Grantor Trust will be treated as a grantor trust for federal income tax purposes; and (5) the Class T Certificates will represent a beneficial ownership of the assets of the Excess Interest Grantor Trust.

         The offered certificates will be REMIC Regular Certificates issued by
REMIC III. See "Material Federal Income Tax Consequences--REMICs--Taxation of
Owners of REMIC Regular Certificates" in the prospectus for a discussion of the principal federal income tax consequences of the purchase, ownership and disposition of the offered certificates.

         The offered certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust ("REIT") in the same proportion that the assets in the REMIC would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section
856(c)(3)(B) of the Code for a REIT to the extent that such certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. However, if 95% or more of the REMIC's assets are real estate assets within the meaning of Section 856(c)(5)(B), then the entire offered certificates shall be treated as real estate assets and all interest from the offered certificates shall be treated as interest described in Section 856(c)(3)(B). The offered certificates will not qualify for the foregoing treatments to the extent the mortgage loans are defeased with U.S. obligations.

         Moreover, the offered certificates will be "qualified mortgages" under
Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Offered certificates held by certain financial institutions will constitute "evidence of indebtedness" within the meaning of Section 582(c)(1) of the Code.

         The offered certificates will be treated as assets described in Section
7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion that the REMIC's assets consist of loans secured by an interest in real property that is residential real property
(including multifamily properties and mobile home community properties or other loans described in Section 7701(a)(19)(C)). However, if 95% or more of the
REMIC's assets are assets described in 7701(a)(19)(C)(i) through
7701(a)(19)(C)(x), then the entire offered certificates shall be treated as qualified property under 7701(a)(19)(C). See "Description of the Mortgage Pool"
in this prospectus supplement and "Federal Income Tax Consequences--REMICs" in the prospectus.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

         We anticipate that the Class X-2 Certificates will be treated as issued with original issue discount. We also anticipate that the Class A Senior, Class
A-J, Class B, Class C, Class D, Class E and Class F Certificates will not be issued with original issue discount for federal income tax purposes. Whether any holder of any class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. The Class T Certificates will evidence only undivided beneficial interests in the portion of the trust consisting of any Excess Interest collected on the ARD loans held by the trust.
Those beneficial interests will constitute beneficial interests in a grantor trust for federal income tax purposes.

         The Class X-2 Certificates will be treated as issued with OID because they are "interest only" Certificates. If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a holder of any Class X-2 Certificate, the amount of original issue discount allocable to such period would be zero and such
Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Class X-2
Certificate. Although the matter is not free from doubt, a holder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such

                                     S-157

Certificate exceeds the maximum amount of future payments to which such
Certificateholder is entitled, assuming no further prepayments of the Mortgage
Loans. Any such loss might be treated as a capital loss.

         The IRS has issued regulations (the "OID Regulations") under Sections
1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original
Issue Discount and Premium" in the prospectus. Purchasers of the offered certificates should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address all of the issues relevant to accrual of original issue discount on prepayable securities such as the offered certificates. The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that holders of offered certificates issued with original issue discount may be able to select a method for recognizing original issue discount that differs from that used by the paying agent in preparing reports to Certificateholders and the IRS.
Prospective purchasers of offered certificates are advised to consult their tax advisors concerning the treatment of such certificates.

         Moreover, the OID Regulations include an anti-abuse rule allowing the
IRS to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of applicable statutory provisions.
No assurance can be given that the Internal Revenue Service will not take a different position as to matters respecting accrual of original issue discount with respect to the offered certificates. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original
Issue Discount and Premium" in the prospectus. Prospective purchasers of the offered certificates are advised to consult their tax advisors concerning the tax treatment of such certificates, and the appropriate method of reporting interest and original issue discount with respect to offered certificates.

         To the extent that any offered certificate is purchased in this offering or in the secondary market at not more than a de minimis discount, as defined in the prospectus, a holder who receives a payment that is included in the stated redemption price at maturity, generally, the principal amount of such certificate, will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the offered certificate. Such allocable portion of the holder's adjusted basis will be based upon the proportion that such payment of stated redemption price bears to the total remaining stated redemption price at maturity, immediately before such payment is made, of such certificate. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
and "--Sale, Exchange or Redemption" in the prospectus.

         Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the offered certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each class of certificates issued with amortizable bond premium should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income
Tax Consequences--REMICs--Taxation of Owners of REMIC Regular
Certificates--Premium" in the prospectus.

         The prepayment assumption that will be used in determining the rate of accrual of original issue discount, if any, and amortizable bond premium for federal income tax purposes for all classes of certificates issued by the trust will be a 0% CPR, as described in the prospectus, applied to each mortgage loan until its maturity (provided that any ARD Loan is assumed to be prepaid in full on its Anticipated Repayment Date) and assuming no maturity date is extended.
For a description of CPR, see "Yield, Prepayment and Maturity Considerations" in
this prospectus supplement. However, we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

         Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each class of certificates entitled to Prepayment Premiums or Yield Maintenance Charges as
described under "Description of the Offered Certificates--Distributions--
Distributions of Prepayment Premiums and Yield Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a Prepayment Premium or Yield Maintenance Charge should be taxed to the holders of a class of certificates entitled to a Prepayment Premium or Yield
Maintenance Charge. For federal income tax information

                                     S-158

reporting purposes, Prepayment Premiums or Yield Maintenance Charges will be treated as income to the holders of a class of certificates entitled to
Prepayment Premiums or Yield Maintenance Charges only after the applicable master servicer's actual receipt of a Prepayment Premium or a Yield Maintenance
Charge to which the holders of such class of certificates is entitled under the terms of the Pooling and Servicing Agreement, rather than including projected
Prepayment Premiums or Yield Maintenance Charges in the determination of a
Certificateholder's projected constant yield to maturity. It appears that
Prepayment Premiums or Yield Maintenance Charges are treated as ordinary income rather than capital gain. However, the timing and characterization of such income is not entirely clear and Certificateholders should consult their tax advisors concerning the treatment of Prepayment Premiums or Yield Maintenance
Charges.

ADDITIONAL CONSIDERATIONS

         The special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property. Any such taxes imposed on the trust would reduce the amount distributable to
Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

         Under certain circumstances, as described under the headings "Material
Federal Income Tax Consequences--Federal Income Tax Consequences for
Certificates as to Which No REMIC Election is Made--Reporting Requirements and
Backup Withholding" and "Federal Income Tax Consequences--REMICs--Taxation of
Owners of REMIC Regular Certificates--Non-U.S. Persons" of the prospectus, a holder may be subject to United States backup withholding on payments made with respect to the certificates.

         For further information regarding the United States federal income tax consequences of investing in the offered certificates, see "Material Federal
Income Tax Consequences" and "State Tax Considerations" in the prospectus.

                        LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion summarizes certain legal aspects of mortgage loans secured by real property in California (approximately 14.7% of the Initial
Pool Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

CALIFORNIA

         Under California law a foreclosure may be accomplished either judicially or non-judicially. Generally, no deficiency judgment is permitted under California law following a nonjudicial sale under a deed of trust. Other
California statutes, except in certain cases involving environmentally impaired real property, require the lender to attempt to satisfy the full debt through a foreclosure against the property before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt. California case law has held that acts such as an offset of an unpledged account or the application of rents from secured property prior to foreclosure, under some circumstances, constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Finally, other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower, and possibly any guarantor, following a judicial sale to the excess of the outstanding debt over the greater (i) the fair market value of the property at the time of the public sale or (ii) the amount of the winning bid in the foreclosure. Borrowers also are allowed a one-year period within which to redeem the property.

                              ERISA CONSIDERATIONS

         ERISA and the Code impose restrictions on Plans that are subject to
ERISA and/or Section 4975 of the Code and on persons that are Parties in
Interest. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits selected transactions between a Plan and Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the

                                     S-159

assets of a Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in Section 3(32) of ERISA) are not subject to the prohibited transactions restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

         Neither ERISA nor the Code defines the term "plan assets." However, the
U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
2510.3-101) concerning the definition of what constitutes the assets of a Plan.
The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section 4975 of the
Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in certificates, such
Plan asset would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the mortgage loans and other trust assets.

         Affiliates of the Depositor, the Underwriters, the master servicers, the special servicer, any party responsible for the servicing and administration of a Non-Serviced Mortgage Loan or any related REO property and certain of their respective affiliates might be considered or might become fiduciaries or other
Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the fiscal agent, the master servicers, the special servicer, the
Operating Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in
Interest with respect to investing Plans. In the absence of an applicable exemption, "prohibited transactions"-- within the meaning of ERISA and Section
4975 of the Code -- could arise if certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

         The offered certificates may be eligible for relief from specified prohibited transaction and conflict of interest provisions of ERISA and the Code in reliance on administrative exemptions granted by the DOL to specified underwriters. The DOL has granted to the Underwriters individual prohibited transaction exemptions (the "Exemptions"), which generally exempt from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

         o   the initial purchase, the holding, and the subsequent resale by
             Plans of certificates evidencing interests in pass-through trusts;
             and

         o   transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other obligations that meet the conditions and requirements of the Exemptions.

The assets covered by the Exemptions include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

         The Exemptions apply only if specific conditions are met. Among other conditions, the Exemptions set forth the following five general conditions which must be satisfied for exemptive relief:

         o   the acquisition of the certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length
             transaction with an unrelated party;

                                     S-160

         o   the certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Moody's, S&P or Fitch;

         o   the trustee is a substantial financial institution and cannot be an affiliate of any member of the Restricted Group, other than an underwriter. The "Restricted Group" consists of the Underwriters, the Depositor, the master servicers, the special servicer, any person responsible for servicing a Non-Serviced Mortgage Loan or any related REO property, any insurer and any borrower with respect to mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of certificates, or any affiliate of any of these parties;

         o   the sum of all payments made to the Underwriters in connection with the distribution of the certificates must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Depositor in
             consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the master servicers, the special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

         o   the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
             Securities and Exchange Commission under the 1933 Act.

         Before purchasing any certificates, a fiduciary of a Plan should itself confirm (a) that such certificates constitute "certificates" for purposes of the
Exemptions and (b) that the specific and general conditions of the Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

         Moreover, the Exemptions provide relief from certain
self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

         o   the investing Plan fiduciary or its affiliates is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust;

         o   the Plan's investment in each class of certificates does not exceed
             25% of all of the certificates outstanding of that class at the time of the acquisition; and

         o   immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         We believe that the Exemptions will apply to the acquisition and holding of the offered certificates by Plans or persons acting on behalf of or with "plan assets" of Plans, and that all of the above conditions of the
Exemptions, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

GENERAL INVESTMENT CONSIDERATIONS

         Prospective Plan investors should consult their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the
Exemptions, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the certificates.
Moreover, each Plan fiduciary should determine whether, under the

                                     S-161

general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

         The sale of certificates to a Plan is in no respect a representation that such investment meets all the relevant legal requirements with respect to investment by Plans generally or by a particular Plan, or that this investment is appropriate for benefit plans generally or any particular benefit plan.

                                LEGAL INVESTMENT

         The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of
1984, as amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, may be subject to significant interpretive uncertainties.

         No representations are made as to the proper characterization of the offered certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions.
The uncertainties referred to above, and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the offered certificates, may adversely affect the liquidity of the offered certificates. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisors to determine whether, and to what extent, the offered certificates will constitute legal investments for them or are subject to investment, capital or other restrictions. See "Legal Investment" in the prospectus.

                                USE OF PROCEEDS

         We will apply the net proceeds of the offering of the certificates towards the simultaneous purchase of the mortgage loans from the mortgage loan sellers and to the payment of expenses in connection with the issuance of the certificates.

                                     S-162

                              PLAN OF DISTRIBUTION

         We have entered into an Underwriting Agreement with the Underwriters.
Subject to the terms and conditions set forth in the Underwriting Agreement, we have agreed to sell to each Underwriter, and each Underwriter has agreed severally to purchase from us the respective aggregate Certificate Balance of each class of offered certificates presented below.



   UNDERWRITERS         CLASS A-1       CLASS A-1A       CLASS A-2       CLASS A-AB      CLASS A-3      CLASS A-4A      CLASS A-4B
   ------------         ---------       ----------       ---------       ----------      ---------      ----------      ----------

Morgan Stanley & Co.
   Incorporated         $                $               $                $               $              $               $

Banc of America
   Securities LLC       $                $               $                $               $              $               $

Greenwich Capital
   Markets, Inc.        $                $               $                $               $              $               $

SunTrust Capital
   Markets, Inc.        $                $               $                $               $              $               $

     Total...........   $                $               $                $               $              $               $




   UNDERWRITERS         CLASS X-2        CLASS A-J        CLASS B         CLASS C        CLASS D        CLASS E         CLASS F
   ------------         ---------        ---------        -------         -------        -------        -------         -------

Morgan Stanley & Co.
   Incorporated         $                 $               $               $              $              $              $

Banc of America
   Securities LLC       $                 $               $               $              $              $              $

Greenwich Capital
   Markets, Inc.        $                 $               $               $              $              $              $

SunTrust Capital
   Markets, Inc.        $                 $               $               $              $              $              $

     Total...........   $                 $               $               $              $              $              $


         Morgan Stanley & Co. Incorporated will act as sole manager and sole bookrunner with respect to the offered certificates.

         The Underwriting Agreement provides that the obligations of the
Underwriters are subject to conditions precedent, and that the Underwriters severally will be obligated to purchase all of the offered certificates if any are purchased. In the event of a default by an Underwriter, the Underwriting
Agreement provides that the purchase commitment of the non-defaulting
Underwriter may be increased. Proceeds to the Depositor from the sale of the offered certificates, before deducting expenses payable by the Depositor, will
be approximately $      , plus accrued interest.

         The Underwriters have advised us that they will propose to offer the offered certificates from time to time for sale in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriters may effect such transactions by selling such Classes of offered certificates to or through dealers

                                     S-163

and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of such
Classes of offered certificates for whom they may act as agent.

         The offered certificates are offered by the Underwriters when, as and if issued by the Depositor, delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the offered certificates will be made in book-entry form through the
facilities of DTC against payment therefore on or about August     , 2005, which
is the          business day following the date of pricing of the certificates.

         Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade offered certificates in the secondary market prior to such delivery should specify a longer settlement cycle, or should refrain from specifying a shorter settlement cycle, to the extent that failing to do so would result in a settlement date that is earlier than the date of delivery of such offered certificates.

         The Underwriters and any dealers that participate with the Underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of such Classes of offered certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

         We have agreed to indemnify the Underwriters against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect of such liabilities.

         The Underwriters currently intend to make a secondary market in the offered certificates, but they are not obligated to do so.

         The Depositor is an affiliate of Morgan Stanley & Co. Incorporated, an
Underwriter, and Morgan Stanley Mortgage Capital Inc., a seller.

                                 LEGAL MATTERS

         The legality of the offered certificates and the material federal income tax consequences of investing in the offered certificates will be passed upon for the Depositor by Latham & Watkins LLP, New York, New York. Certain
legal matters with respect to the offered certificates will be passed upon for the Underwriters by Latham & Watkins LLP, New York, New York. Certain legal matters will be passed upon for Morgan Stanley Mortgage Capital Inc. by Latham &
Watkins LLP, New York, New York, for Wells Fargo Bank, National Association, as
a mortgage loan seller, by Andrews Kurth LLP, Dallas, Texas, for Prudential
Mortgage Capital Funding, LLC by Cadwalader, Wickersham & Taft LLP, New York,
New York and for SunTrust Bank by Mayer, Brown, Rowe & Maw LLP, New York, New
York.

                                     S-164

                                     RATINGS

         It is a condition of the issuance of the offered certificates that they receive the following credit ratings from Fitch, S&P and DBRS.

Class                                      Fitch        S&P            DBRS
-------------------------------------    ---------    -------      -----------
Class A-1............................       AAA         AAA            AAA
Class A-1A...........................       AAA         AAA            AAA
Class A-2............................       AAA         AAA            AAA
Class A-AB...........................       AAA         AAA            AAA
Class A-3............................       AAA         AAA            AAA
Class A-4A...........................       AAA         AAA            AAA
Class A-4B...........................       AAA         AAA            AAA
Class X-2............................       AAA         AAA            AAA
Class A-J............................       AAA         AAA            AAA
Class B..............................       AA+         AA+         AA(high)
Class C..............................       AA           AA            AA
Class D..............................       AA-         AA-          AA(low)
Class E..............................       A+           A+          A(high)
Class F..............................        A           A              A

         The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the offered certificates by the Rated Final Distribution Date. Generally, that date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

         The ratings of the certificates do not represent any assessment of (1)
the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment
Premiums, Yield Maintenance Charges, any Excess Interest or default interest will be received, (4) the allocation of Net Aggregate Prepayment Interest
Shortfalls or (5) the tax treatment of the certificates. A security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk.

         There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of the offered certificates and, if so, what such rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned to such class at the request of the Depositor.

                                     S-165

                               GLOSSARY OF TERMS

         The certificates will be issued pursuant to the Pooling and Servicing
Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the paying agent at its corporate office, the paying agent will provide to you without charge a copy of the
Pooling and Servicing Agreement, without exhibits and schedules.

         Unless the context requires otherwise, the definitions contained in this Glossary of Terms apply only to this series of certificates and will not necessarily apply to any other series of certificates the trust may issue.

         "A Note" means, with respect to any A/B Mortgage Loan, the mortgage note included in the trust.

         "A/B Mortgage Loan" means, the Coronado Center Loan Group, the County
Line Commerce Center Loan Group and FRIS Chkn Loan Group or any other mortgage loan serviced under the Pooling and Servicing Agreement that is divided into a senior mortgage note and a subordinated mortgage note, which senior mortgage note is included in the trust. References herein to an A/B Mortgage Loan shall be construed to refer to the aggregate indebtedness under the related A Note and the related B Note.

         "Accrued Certificate Interest" means, in respect of each class of
Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such class of certificates outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         "Administrative Cost Rate" will equal the sum of the related servicer report administrator fee rate, the Master Servicing Fee Rate, the Excess
Servicing Fee Rate and the Trustee Fee Rate set forth in the Pooling and
Servicing Agreement (and in the case of a Non-Serviced Mortgage Loan, the applicable Pari Passu Loan Servicing Fee Rate, respectively) for any month (in each case, expressed as a per annum rate) for any mortgage loan in such month, and is set forth in Appendix II.

         "Advance Rate" means a rate equal to the "Prime Rate" as reported in
The Wall Street Journal from time to time.

         "Advances" means Servicing Advances and P&I Advances, collectively.

         "Annual Report" means a report for each mortgage loan based on the most recently available year-end financial statements and most recently available rent rolls of each applicable borrower, to the extent such information is provided to the master servicers, containing such information and analyses as required by the Pooling and Servicing Agreement including, without limitation,
Debt Service Coverage Ratios, to the extent available, and in such form as shall be specified in the Pooling and Servicing Agreement.

         "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made (which is prior to stated maturity).

         "Appraisal Event" means not later than the earliest of the following:

o    the date 120 days after the occurrence of any delinquency in payment with respect to a mortgage loan, Loan Pair or A/B Mortgage Loan if such delinquency remains uncured;

o    the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

                                     S-166

o    the effective date of any modification to a Money Term of a mortgage loan,
     Loan Pair or A/B Mortgage Loan, other than an extension of the date that a
     Balloon Payment is due for a period of less than six months from the original due date of such Balloon Payment; and

o    the date 30 days following the date a mortgaged property becomes an REO
     Property.

         "Appraisal Reduction" will equal, for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO
Property, an amount that is equal to the excess, if any, of:

     the sum, as of the first Determination Date that is at least 15 days after the date on which the appraisal or internal valuation is obtained or performed, of:

o    the Scheduled Principal Balance of such mortgage loan, Loan Pair or A/B
     Mortgage Loan or in the case of an REO Property, the related REO mortgage loan, less the principal amount of certain guarantees and surety bonds and any undrawn letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan;

o    to the extent not previously advanced by the applicable master servicer, the trustee or the fiscal agent, all accrued and unpaid interest on the mortgage loan;

o    all related unreimbursed Advances and interest on such Advances at the
     Advance Rate, and, to the extent applicable, all Advances that were made on a mortgage loan, Loan Pair or A/B Mortgage Loan on or before the date such mortgage loan, Loan Pair or A/B Mortgage Loan became a Rehabilitated
     Mortgage Loan that have since been reimbursed to the advancing party by the trust out of principal collections but not by the related mortgagor; and

o    to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the applicable master servicer, the trustee or the fiscal agent, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account (but were not deposited) in respect of the related mortgaged property or REO Property, as the case may be, over

o    90% of the value (net of any prior mortgage liens), subject to any downward adjustments, that the special servicer may make (without implying any obligation to do so) based upon its review of the appraisal or such other information that it deems appropriate, of such mortgaged property or REO
     Property as determined by such appraisal or internal valuation minus any downward adjustments that the special servicer may deem reasonable based upon its review of the appraisal and any other information, plus the full amount of any escrows held by or on behalf of the trustee as security for the mortgage loan, Loan Pair or A/B Mortgage Loan (less the estimated amount of obligations anticipated to be payable in the next twelve months to which such escrows relate).

In the case of any Serviced Pari Passu Mortgage Loan, any Appraisal Reduction
will be calculated in respect of the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan and then allocated pro rata between the
Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan
according to their respective principal balances. In the case of any A/B
Mortgage Loan, any Appraisal Reduction will be calculated in respect of such A/B
Mortgage Loan taken as a whole and any such Appraisal Reduction will be allocated first to the related B Note and then allocated to the related A Note.

         "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a specified date prior to stated
maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

         "Assumed Scheduled Payment" means an amount deemed due in respect of:

o    any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated
     maturity date; or

                                     S-167

o    any mortgage loan as to which the related mortgaged property has become an
     REO Property.

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that it remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO
Property, the Assumed Scheduled Payment deemed due on each Due Date for so long as the REO Property remains part of the trust, equals the Scheduled Payment (or
Assumed Scheduled Payment) due on the last Due Date prior to the acquisition of such REO Property.

         "Available Distribution Amount" means in general, for any Distribution
Date:

         (1)   all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that
               represent payments and other collections on or in respect of the mortgage loans and any REO Properties that were received by the master servicers or the special servicer through the end of the related Collection Period, exclusive of any portion that
               represents one or more of the following:

               o    Scheduled Payments collected but due on a Due Date
                    subsequent to the related Collection Period;

               o    Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the certificates as described in this prospectus supplement);

               o    amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicers, the special servicer, the trustee, the paying agent and the fiscal agent as compensation or in reimbursement of outstanding Advances or as Excess Servicing
                    Fees);

               o    amounts deposited in the Certificate Account in error;

               o    if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve
                    Amounts with respect to the Interest Reserve Loans to be
                    deposited into the Interest Reserve Account;

               o    in the case of the REO Property related to an A/B Mortgage
                    Loan, all amounts received with respect to such A/B Mortgage
                    Loan that are required to be paid to the holder of the
                    related B Note pursuant to the terms of the related B Note and the related intercreditor agreement; and

               o    any portion of such amounts payable to the holders of any
                    Serviced Companion Mortgage Loan or B Note;

         (2)   to the extent not already included in clause (1), any P&I
               Advances made and any Compensating Interest Payment paid with respect to such Distribution Date; and

         (3)   if such Distribution Date occurs during March of any year
               (commencing in 2006), the aggregate of the Interest Reserve
               Amounts then on deposit in the Interest Reserve Account in respect of each Interest Reserve Loan.

         "Balloon Loans" means mortgage loans that provide for Scheduled
Payments based on amortization schedules significantly longer than their terms to maturity or anticipated repayment date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless previously prepaid.

                                     S-168

         "Balloon LTV" - See "Balloon LTV Ratio."

         "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be due or, in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement. "Balloon Payment" means, with respect to the Balloon Loans, the principal payments and scheduled interest due and payable on the relevant maturity dates.

         "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment
Premium or Yield Maintenance Charge, and with respect to any class of certificates, a fraction (A) whose numerator is the greater of (x) zero and (y)
the difference between (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield
Maintenance Charge with respect to the principal prepayment (or the current
Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii)
the Discount Rate used in calculating the Prepayment Premium or Yield
Maintenance Charge with respect to that principal prepayment (or the current
Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If the
Discount Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base Interest Fraction will equal zero.

         "B Note" means, with respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related intercreditor agreement.

         "Certificate Account" means one or more separate accounts established and maintained by a master servicer or any sub-servicer on behalf of such master servicer, pursuant to the Pooling and Servicing Agreement.

         "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust.

         "Certificateholder" or "Holder" means an entity in whose name a certificate is registered in the certificate registrar.

         "Certificate Owner" means an entity acquiring an interest in an offered certificate.

         "Class" means the designation applied to the offered certificates and the private certificates, pursuant to this prospectus supplement.

         "Class A Senior Certificates" means the Class A-1 Certificates, the
Class A-1A Certificates, the Class A-2 Certificates, the Class A-AB
Certificates, the Class A-3 Certificates and the Class A-4 Certificates.

         "Class A-4 Certificates" means the Class A-4A Certificates and Class
A-4B Certificates, collectively.

         "Class X Certificates" means the Class X-1 Certificates and Class X-2
Certificates.

         "Clearstream Bank" means Clearstream Bank, societe anonyme.

         "Closing Date" means August    , 2005.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution
Date,

                                     S-169

the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

         "Compensating Interest" means with respect to any Distribution Date, an amount equal to the lesser of (A) the excess of (i) Prepayment Interest
Shortfalls incurred in respect of the mortgage loans serviced by the applicable master servicer other than Specially Serviced Mortgage Loans resulting from (x)
voluntary Principal Prepayments on such mortgage loans serviced by such master servicer (but not including any B Note, Non-Serviced Companion Mortgage Loan or
Serviced Companion Mortgage Loan) or (y) to the extent that the applicable master servicer did not apply the proceeds from involuntary Principal
Prepayments in accordance with the terms of the related mortgage loan documents or enforce such terms, involuntary Principal Prepayments during the related
Collection Period over (ii) the aggregate of Prepayment Interest Excesses incurred in respect of the mortgage loans resulting from Principal Prepayments on the mortgage loans (but not including any B Note, Non-Serviced Companion
Mortgage Loan or Serviced Companion Mortgage Loan) during the same Collection
Period, and (B) the aggregate of the portion of the aggregate Master Servicing
Fee accrued by the applicable master servicer at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the mortgage loans including REO Properties (but not including any B Note,
Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage Loan),
provided, however, that if a Prepayment Interest Shortfall on a mortgage loan
(but not including any B-Note, Non-Serviced Companion Mortgage Loan or Serviced
Companion Mortgage Loan) results due to the applicable master servicer's failure to enforce the terms of the applicable loan documents, the two (2) basis point limitation shall not be applicable with respect to such mortgage loan and in such event, the amount specified in clause (B) above shall also include any investment income earned on the amount prepaid with respect to such mortgage loan prior to such Distribution Date.

         "Compensating Interest Payment" means any payment of Compensating
Interest.

         "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation of such proceedings with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan and (if applicable)
its related B Note or Serviced Companion Mortgage Loan. With respect to the mortgaged property or properties securing any Non-Serviced Mortgage Loan or
Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan will be included in
Condemnation Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such
Condemnation Proceeds will be distributable to the Certificateholders.

         "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the certificates.

         "Controlling Class" means the most subordinate class of Subordinate
Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such class of certificates is less than
25% of the initial aggregate Certificate Balance of such Class as of the Closing
Date, the Controlling Class will be the next most subordinate class of certificates.

         "Coronado Center B Note" means, with respect to the Coronado Center
Mortgage Loan, the related subordinate note, which is not included in the trust and which is subordinated in right of payment to the Coronado Center Mortgage
Loan to the extent set forth in the Coronado Center Intercreditor Agreement. The
Coronado Center B Note is not a "mortgage loan."

         "Coronado Center Controlling Holder" has the meaning assigned to that term under "Servicing of the Mortgage Loans-- Servicing of the U-Haul Portfolio
Pari Passu Loan, the Coronado Center Loan Group and the FRIS Chkn Portfolio Loan
Group--The Coronado Center Loan Group" in this prospectus supplement.

                                     S-170

         "Coronado Center Intercreditor Agreement" has the meaning assigned to that term under "Servicing of the Mortgage Loans-- Servicing of the U-Haul
Portfolio Pari Passu Loan, the Coronado Center Loan Group and the FRIS Chkn
Portfolio Loan Group--The Coronado Center Loan Group" in this prospectus supplement.

         "Coronado Center Loan Group" means the Coronado Center Mortgage Loan and the Coronado Center B Note.

         "Coronado Center Mortgage Loan" means the mortgage loan designated as
Mortgage Loan No. 165, which is secured on a senior basis with the Coronado
Center B Note pursuant to the related mortgage loan documents.

         "County Line Commerce Center B Note" means, with respect to the County
Line Commerce Center Mortgage Loan, the related subordinate note, which is not included in the trust and which is subordinated in right of payment to the
County Line Commerce Center Mortgage Loan to the extent set forth in the County
Line Commerce Center Intercreditor Agreement. The County Line Commerce Center B
Note is not a "mortgage loan."

         "County Line Commerce Center Controlling Holder" has the meaning assigned to that term under "Servicing of the Mortgage Loans -- Servicing of the
U-Haul Portfolio Pari Passu Loan, the Coronado Center Loan Group, the County
Line Commerce Center Loan Group and the FRIS Chkn Loan Group -- The County Line
Commerce Center Loan Group" in this prospectus supplement.

         "County Line Commerce Center Intercreditor Agreement" has the meaning assigned to that term under "Servicing of the Mortgage Loans -- Servicing of the
U-Haul Portfolio Pari Passu Loan, the Coronado Center Loan Group, the County
Line Commerce Center Loan Group and the FRIS Chkn Loan Group -- The County Line
Commerce Center Loan Group" in this prospectus supplement.

         "County Line Commerce Center Loan Group" means the County Line Commerce
Center Mortgage Loan and the County Line Commerce Center B Note.

         "County Line Commerce Center Mortgage Loan" means the mortgage loan designated as Mortgage Loan No. 181, which is secured on a senior basis with the
County Line Commerce Center B Note pursuant to the related mortgage loan documents.

         "CPR" - See "Constant Prepayment Rate" above.

         "Cut-off Date" means August 1, 2005. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), scheduled payments due in August 2005 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on August 1, 2005, not the actual day which such scheduled payments were due.

         "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a due date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date
Balances.

         "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information"
in this prospectus supplement. With respect to any mortgage loan that is part of a cross-collateralized group of mortgage loans, the "Cut-off Date Loan-to-Value"
or "Cut-off Date LTV" means a ratio, expressed as a percentage, the numerator of which is the Cut-off Date Balance of all the mortgage loans in the cross-collateralized group and the denominator of which is the aggregate of the value of the related mortgaged properties determined as described under
"Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement, related to the cross-collateralized group.

                                     S-171

         "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

         "DBRS" means Dominion Bond Rating Service, Inc.

         "Debt Service Coverage Ratio" or "DSCR" means, the ratio of
Underwritable Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of debt service payable under that mortgage loan. With respect to any mortgage loan that is part of a cross-collateralized group of mortgage loans, the "Debt Service Coverage Ratio"
or "DSCR" is the ratio of Underwritable Cash Flow calculated for the mortgaged properties related to the cross-collateralized group to the annualized amount of debt service payable for all of the mortgage loans in the cross-collateralized group.

         "Depositor" means Morgan Stanley Capital I Inc.

         "Determination Date" means, with respect to any Distribution Date, the earlier of (i) the 8th day of the month in which such Distribution Date occurs, or, if such day is not a business day, the next preceding business day, and (ii)
the 4th business day prior to the related Distribution Date.

         "Discount Rate" means, for the purposes of the distribution of
Prepayment Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

         "Distributable Certificate Interest Amount" means, in respect of any
Class (and Classes A-4A and A-4B, collectively) of certificates for any
Distribution Date, the sum of:

o    Accrued Certificate Interest in respect of such Class or Classes of certificates for such Distribution Date, reduced (to not less than zero)
     by:

               o    any Net Aggregate Prepayment Interest Shortfalls allocated to such Class or Classes for such Distribution Date; and

               o    Realized Losses and Expense Losses, in each case
                    specifically allocated with respect to such Distribution
                    Date to reduce the Distributable Certificate Interest Amount payable in respect of such Class or Classes in accordance
                    with the terms of the Pooling and Servicing Agreement; plus

o    the portion of the Distributable Certificate Interest Amount for such Class or Classes remaining unpaid as of the close of business on the preceding
     Distribution Date, plus one month's interest thereon at the applicable
     Pass-Through Rate.

         "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

         "Distribution Date" means the 13th day of each month, or if any such
13th day is not a business day, on the next succeeding business day.

         "Document Defect" means that a mortgage loan is not delivered as and when required, is not properly executed or is defective on its face.

         "DOL Regulation" means the final regulation, issued by the DOL, defining the term "plan assets" which provides, generally, that when a Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section
2510.3-101).

         "DSCR" - See "Debt Service Coverage Ratio."

         "DTC" means The Depository Trust Company.

                                     S-172

         "Due Dates" means dates upon which the related Scheduled Payments are due under the terms of the related mortgage loans or any B Note or Serviced
Companion Mortgage Loan.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

         "Escrow Account" means the one or more custodial accounts established and maintained by each master servicer pursuant to the Pooling and Servicing
Agreement.

         "Euroclear Bank" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

         "Event of Default" means, with respect to the each master servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the applicable master servicer to remit to the paying agent or a holder of a B Note any payment required to be remitted by the applicable master servicer under the terms of the Pooling and Servicing
     Agreement, including any required Advances, which failure is not cured within such period as may be allowed under the Pooling and Servicing
     Agreement;

o    any failure by the applicable master servicer to make a required deposit to the Certificate Account or the A/B Loan Custodial Account that continues unremedied for one business day following the date on which such deposit was first required to be made;

o    any failure on the part of the applicable master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the applicable master servicer contained in the
     Pooling and Servicing Agreement which continues unremedied for a period of
     30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the applicable master servicer by the Depositor or the trustee; provided, however, that if the applicable master servicer certifies to the trustee and the Depositor that such master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the applicable master servicer to cure such failure; provided, further that such cure period may not exceed 90 days;

o    any breach of the representations and warranties of the applicable master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to the applicable master servicer by the Depositor or the trustee, provided, however, that if the applicable master servicer certifies to the trustee and the Depositor that such master servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit the applicable master servicer to cure such breach; provided, further that such cure period may not exceed
     90 days;

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the applicable master servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the applicable master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the applicable master servicer or of or relating to all or substantially all of its property;

o    the applicable master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an

                                     S-173

     assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the applicable master servicer is no longer listed on S&P's Select Servicer
     List as a U.S. Commercial Mortgage Master Servicer and is not reinstated
     within 60 days and the ratings then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal;

o    the trustee has received written notice from Fitch or DBRS that the continuation of the applicable master servicer in such capacity would result in the downgrade, qualification or withdrawal of any ratings then assigned by Fitch or DBRS to any Class of Certificates and the notice is not withdrawn, terminated or rescinded within 60 days following the trustee's receipt of the notice; or

o    the applicable master servicer has been downgraded to a servicer rating level below "CMS3" (or its equivalent) by Fitch.

         "Excess Interest" means in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of the Revised Rate over the Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

         "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC Pool.

         "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses over (ii) the amount that would have been received if a prepayment in full had been made with respect to such mortgage loan (or, in the case of an REO Property related to an A/B Mortgage Loan, a prepayment in full had been made with respect to both the related A Note and B Note) on the date such proceeds were received.

         "Excess Servicing Fee" means an additional fee payable to the applicable initial master servicer that accrues at the Excess Servicing Fee
Rate, which is assignable and non-terminable.

         "Excess Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement which is payable each month with respect to certain mortgage loans in connection with the Excess Servicing Fee.

         "Exemptions" means the individual prohibited transaction exemptions granted by the DOL to the Underwriters, as amended.

         "Expense Losses" means, among other things:

o    any interest paid to the master servicers, special servicer, the trustee or the fiscal agent in respect of unreimbursed Advances on the mortgage loans;

o    all Special Servicer Compensation payable to the special servicer from amounts that are part of the trust;

o    other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the fiscal agent, the paying agent and certain related persons, specified reimbursements and indemnification payments to the Depositor, the master servicers, the special servicer and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses, rating agency fees not recovered from the borrower, amounts expended on behalf of the trust to remediate an adverse environmental condition and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

                                     S-174

o    any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

         "1500 Broadway Mezzanine Loan" has the meaning assigned to that term under "Description of the Mortgage Pool-Material Terms and Characteristics of
the Mortgage Loans-The 1500 Broadway Mortgage Loan" in this Prospectus
Supplement

         "1500 Broadway Mortgage Loan" means Mortgage Loan No. 2.

         "Financial Market Publishers" means TREPP, LLC, Intex Solutions, Inc.
and Standard and Poor's Conquest.

         "Fitch" means Fitch, Inc.

         "401(c) Regulations" means the final regulations issued by the DOL under Section 401(c) of ERISA clarifying the application of ERISA to Insurance
Company General Accounts.

         "FRIS Chkn Portfolio B Note" means, with respect to the FRIS Chkn
Portfolio Pari Passu Loan, the FRIS Chkn Portfolio B Note, which is a subordinated mortgage note that is not included in the trust and is not serviced under the Pooling and Servicing Agreement.

         "FRIS Chkn Portfolio Companion Loan" means the loan that is secured by the FRIS Chkn Portfolio Pari Passu Mortgage on a pari passu basis with the FRIS
Chkn Portfolio Pari Passu Loan.

         "FRIS Chkn Portfolio Loan Group" means, collectively, the FRIS Chkn
Portfolio Pari Passu Loan, the FRIS Chkn Portfolio Companion Loan and the FRIS
Chkn Portfolio B Note.

         "FRIS Chkn Portfolio Pari Passu Loan" means Mortgage Loan Nos. 182-373, which is secured on a pari passu basis with the FRIS Chkn Portfolio Companion
Loan pursuant to the FRIS Chkn Portfolio Pari Passu Mortgage.

         "FRIS Chkn Portfolio Pari Passu Mortgage" means the mortgage securing the FRIS Chkn Portfolio Pari Passu Loan, the FRIS Chkn Portfolio Companion Loan
and the FRIS Chkn Portfolio B Note.

         "Initial Loan Group 1 Balance" means the aggregate Cut-off Date Balance of the mortgage loans in Loan Group 1, or $2,435,219,846.

         "Initial Loan Group 2 Balance" " means the aggregate Cut-off Date
Balance of the mortgage loans in Loan Group 2, or $318,834,354.

         "Initial Pool Balance" means the aggregate Cut-off Date Balance of
$2,754,054,199.

         "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan.

         "Insurance Proceeds" means all amounts paid by an insurer under an insurance policy in connection with a mortgage loan, Serviced Companion Mortgage
Loan or B Note, other than amounts required to be paid to the related borrower.
With respect to the mortgaged property or properties securing any Non-Serviced
Mortgage Loan or Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan will be included in Insurance Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such Insurance Proceeds will be distributable to the
Certificateholders.

         "Interest Accrual Period" means, for each class of REMIC Regular
Certificates and each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

                                     S-175

         "Interest Only Certificates" means the Class X Certificates.

         "Interest Reserve Account" means an account established and maintained for the benefit of the holders of the certificates.

         "Interest Reserve Amount" means all amounts deposited in the Interest
Reserve Account with respect to Scheduled Payments due in any applicable January and February.

         "Interest Reserve Loan" - See "Non-30/360 Loan" below.

         "Liquidation Fee" means 1.00% of the related Liquidation Proceeds and/or any Condemnation Proceeds and Insurance Proceeds received by the trust
(other than Liquidation Proceeds received in connection with any Non-Serviced
Mortgage Loan) for distribution to the Certificateholders and the holders of any
Serviced Companion Mortgage Loans and B Notes in connection with a Specially
Serviced Mortgage Loan or related REO Property; provided, however, that (i) in the case of a final disposition consisting of the repurchase of a mortgage loan by a mortgage loan seller due to the breach of a representation and warranty or document defect, such fee will only be paid by the applicable mortgage loan seller if such loan is repurchased after the date that is 180 days after the applicable mortgage loan seller receives notice of the breach causing the repurchase, (ii) in the case of an A/B Mortgage Loan, such fee will not be payable if the holder of the related B Note, exercises its option to purchase the A Note pursuant to the related Loan Pair intercreditor agreement; provided, that this clause (ii) shall not be applicable if the holder of the related B
Note has exercised its right to cure three consecutive monetary defaults under the Loan Pair intercreditor agreement and a monetary default occurs in the following month.

         "Liquidation Proceeds" means proceeds from the sale or liquidation of a mortgage loan, Serviced Companion Mortgage Loan or B Note or related REO
Property, net of liquidation expenses. With respect to any Non-Serviced Mortgage
Loan, the Liquidation Proceeds shall include only the portion of such net proceeds that is payable to the holder of such Non-Serviced Mortgage Loan.

         "Loan Group 1" means that distinct loan group consisting of one hundred fifty-one (151) mortgage loans, representing approximately 88.4% of the Initial
Pool Balance, that are secured by property types other than multifamily and two
(2) mixed use properties, together with one (1) mortgage loan secured by multifamily properties.

         "Loan Group 2"means that distinct loan group consisting of twenty-six
(26) mortgage loans that are secured by multifamily properties and two (2) of the mortgage loans that are secured by mixed use properties, representing approximately 11.6% of the Initial Pool Balance and approximately 43.8% of the
Initial Pool Balance of all the mortgage loans secured by multifamily and mixed use properties.

         "Loan Group 1 Principal Distribution Amount" means, for any
Distribution Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 1.

         "Loan Group Principal Distribution Amount" means the Loan Group 1
Principal Distribution Amount or Loan Group 2 Principal Distribution Amount, as
applicable.

         "Loan Group 2 Principal Distribution Amount" means, for any
Distribution Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 2.

         "Loan Pair" means a Serviced Pari Passu Mortgage Loan and the related
Serviced Companion Mortgage Loan, collectively.

         "Lock-out Period" means the period during which voluntary principal prepayments are prohibited.

         "Master Servicer Remittance Date" means, in each month, the business day preceding the Distribution Date.

                                     S-176

         "Master Servicing Fee" means the monthly amount, based on the Master
Servicing Fee Rate, to which the master servicers are entitled to compensation with respect to the mortgage loans, any Serviced Companion Mortgage Loan, any B
Note and any Non-Serviced Mortgage Loans.

         "Master Servicing Fee Rate" means the rate per annum payable each month with respect to a mortgage loan, any Non-Serviced Mortgage Loan, any Serviced
Companion Mortgage Loan and any B Note in connection with the Master Servicing
Fee as set forth in the Pooling and Servicing Agreement.

         "Material Breach" means a breach of any of the representations and warranties that (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the breach materially and adversely affects the value of the mortgage loan and (ii)
the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan.

         "Material Document Defect" means a Document Defect that either (a)
materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the Document Defect materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan.

         "Mission Bay Apartments Mezzanine Loan" has the meaning assigned to that term under "Description of the Mortgage Pool-Material Terms and
Characteristics of the Mortgage Loans-The Mission Bay Apartments Mezzanine Loan"
in this Prospectus Supplement..

         "Mission Bay Apartments Mortgage Loan" means the mortgage loan designated as Mortgage Loan No. 397.

         "Money Term" means, with respect to any mortgage loan, Serviced
Companion Mortgage Loan or B Note, the stated maturity date, mortgage rate, principal balance, amortization term or payment frequency or any provision of the mortgage loan requiring the payment of a Prepayment Premium or Yield
Maintenance Charge (but does not include late fee or default interest provisions).

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage File" means the following documents, among others:

o    the original mortgage note (or lost note affidavit and indemnity), endorsed
     (without recourse) in blank or to the order of the trustee;

o    the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o    an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

o    an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

o    an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report); and

o    when relevant, the related ground lease or a copy of it.

                                     S-177

         "Mortgage Loan Purchase Agreement" means the agreement entered into between the Depositor and the respective seller, as the case may be.

         "Mortgage Pool" means the one hundred seventy-seven (177) mortgage loans with an aggregate principal balance, as of August 1, 2005, of approximately $2,754,054,199, which may vary on the Closing Date by up to 5%.

         "MSMC" means Morgan Stanley Mortgage Capital Inc.

         "MSMC Loans" means the mortgage loans that were originated or purchased by MSMC.

         "Net Aggregate Prepayment Interest Shortfall" means, for the related
Distribution Date, the aggregate of all Prepayment Interest Shortfalls incurred in respect of the mortgage loans other than Specially Serviced Mortgage Loans during any Collection Period that are neither offset by Prepayment Interest
Excesses collected on such mortgage loans during such Collection Period nor covered by a Compensating Interest Payment paid by the applicable master servicer.

         "Net Mortgage Rate" means, in general, with respect to any mortgage loan, a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date)
minus the related Administrative Cost Rate; provided that, for purposes of calculating the Pass-Through Rate for each class of REMIC Regular Certificates from time to time, the Net Mortgage Rate for any mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the certificates accrue interest on the basis of a 360-day year consisting of twelve
30-day months, when calculating the Pass-Through Rate for each class of certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360
Loan will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of net interest actually accrued (exclusive of default interest or excess interest). However, with respect to each
Non-30/360 Loan:

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in January of each year (other than a leap year) and
     February of each year will be adjusted to take into account the applicable
     Interest Reserve Amount; and

o    the Net Mortgage Rate that would otherwise be in effect for purposes of the
     Scheduled Payment due in March of each year (commencing in 2006) will be adjusted to take into account the related withdrawal from the Interest
     Reserve Account for the preceding January (if applicable) and February.

         "Non-Serviced Companion Mortgage Loan" means a loan not included in the trust that is generally payable on a pari passu basis with the related
Non-Serviced Mortgage Loan. There are no Non-Serviced Companion Mortgage Loans
related to the trust.

         "Non-Serviced Mortgage Loan" means any mortgage loan included in the trust but serviced under another agreement. There are no Non-Serviced Mortgage
Loans in the trust.

         "Non-Serviced Mortgage Loan B Note" means any related note subordinate in right of payment to a Non-Serviced Mortgage Loan. There are no Non-Serviced
Mortgage Loan B Notes in the trust.

         "Non-Serviced Mortgage Loan Group" means any non-serviced mortgage loan group that is comprised of a Non-Serviced Mortgage Loan, Non-Serviced Companion
Mortgage Loan and/or Non-Serviced Mortgage Loan B Note. There are no
Non-Serviced Mortgage Loan Groups in the trust.

         "Non-Serviced Mortgage Loan Master Servicer" means any applicable
"master servicer" under a related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement.

         "Non-Serviced Mortgage Loan Mortgage" means the mortgage related to any
Non-Serviced Mortgage Loan Group.

                                     S-178

         "Non-Serviced Mortgage Loan Pooling and Servicing Agreements" mean the related pooling and servicing agreement under which a Non-Serviced Mortgage Loan is serviced.

         "Non-Serviced Mortgage Loan Special Servicer" means the applicable
"special servicer" under a related Non-Serviced Mortgage Loan Pooling and
Servicing Agreement.

         "Non-Serviced Mortgage Loan Trustee" means the applicable "trustee"
under a related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

         "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of 12
30-day months.

         "Notional Amount" means the notional principal amount of the Class X
Certificates, which will be based upon the outstanding principal balance of certain of the Principal Balance Certificates outstanding from time to time.

         "OID" means original issue discount.

         "115 East Moshula Parkway Enforcement Action" means (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the mortgaged property or the 115 East Moshula Parkway Mortgage Loan borrower, including the taking of possession or control of the mortgaged property, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the mortgaged property (other than giving of notices of default and statements of overdue amounts), or (iii) exercise of any right or remedy available to 115 East Moshula Parkway Mortgage Loan holder with respect to the
115 East Moshula Parkway Mortgage Loan borrower and/or the mortgaged property, has been commenced and is continuing under the related 115 East Moshula Parkway
Mortgage Loan documents.

         "115 East Moshula Parkway Mezzanine Loan" has the meaning assigned to that term under "Description of the Mortgage Pool-Material Terms and
Characteristics of the Mortgage Loans-The 115 East Moshula Parkway Mortgage
Loan" in this Prospectus Supplement..

         "115 East Moshula Parkway Mortgage Loan" means Mortgage Loan No. 440.

         "115 East Moshula Parkway Mortgage Loan Purchase Option Event" has the
meaning assigned to that term under "Description of the Mortgage Pool-Material
Terms and Characteristics of the Mortgage Loans-The 115 East Moshula Parkway
Mortgage Loan" in this Prospectus Supplement.

         "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions; provided, that, with respect to an A/B Mortgage
Loan, a holder of the related B Note, will, to the extent set forth in the related intercreditor agreement, instead be entitled to the rights and powers granted to the Operating Adviser under the Pooling and Servicing Agreement to the extent that such rights and powers relate to the related A/B Mortgage Loan
(but only so long as their holder of the related B Note is the directing holder or controlling holder, as defined in the related Intercreditor Agreement).

         "P&I Advance" means the amount of any Scheduled Payments or Assumed
Scheduled Payment (net of the related Master Servicing Fees, Excess Servicing
Fees and other servicing fees payable from such Scheduled Payments or Assumed
Scheduled Payments), other than any Balloon Payment, advanced on the mortgage loans that are delinquent as of the close of business on the preceding
Determination Date.

         "Pari Passu Loan Servicing Fee" means the monthly amount, based on the
Pari Passu Loan Servicing Fee Rate, paid as compensation for the servicing of the applicable Non-Serviced Mortgage Loan.

         "Pari Passu Loan Servicing Fee Rate" means the servicing fee rate applicable to any Non-Serviced Mortgage Loan pursuant to its related
Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

                                     S-179

         "Participants" means DTC's participating organizations.

         "Parties in Interest" means persons who have specified relationships to
Plans ("parties in interest" under ERISA or "disqualified persons" under Section
4975 of the Code).

         "Pass-Through Rate" means the rate per annum at which any class of certificates (other than the Residual Certificates) accrues interest.

         "Percentage Interest" will equal, as evidenced by any certificate in the Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional
Amount, as the case may be, of such certificate as set forth on the face of the certificate, and the denominator of which is equal to the initial aggregate
Certificate Balance or Notional Amount, as the case may be, of such Class.

         "Permitted Cure Period" means, for the purposes of any Material
Document Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the earlier of the discovery by the related seller or receipt by the related seller of notice of such Material Document Defect or
Material Breach, as the case may be. However, if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such Document Defect or Material
Breach would not cause the mortgage loan to be other than a "qualified mortgage", but the related seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period will be extended for an additional 90 days unless, solely in the case of a Material Document
Defect, (x) the mortgage loan is then a Specially Serviced Mortgage Loan and a
Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially
Serviced Mortgage Loan and (y) the Document Defect was identified in a certification delivered to the related mortgage loan seller by the trustee in accordance with the Pooling and Servicing Agreement.

         "Planned Principal Balance" means, for any Distribution Date, the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement.

         "Plans" means (a) employee benefit plans as defined in Section 3(3) of
ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of
ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

         "Pooling and Servicing Agreement" means the Pooling and Servicing
Agreement, dated as of August 1, 2005, between Morgan Stanley Capital I Inc., as depositor, Prudential Asset Resources, Inc., as master servicer, Wells Fargo
Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, LaSalle Bank National Association, as trustee, ABN AMRO
Bank N.V., as fiscal agent, and Wells Fargo Bank, National Association, as paying agent.

         "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment or a Balloon Payment is made during any Collection Period after the Due Date for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or Balloon
Payment that exceeds the corresponding amount of interest accruing on the certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on the mortgage loan from such Due
Date to the date such payment was made, net of the Trustee Fee, the Master
Servicing Fee, the Servicing Fee, the pari passu loan servicing fee (in the case of any Non-Serviced Mortgage Loan), the Excess Servicing Fee and, if the related mortgage loan is a Specially Serviced Mortgage Loan, net of the Special
Servicing Fee.

         "Prepayment Interest Shortfall" means, a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial
Principal Prepayment (or a Balloon Payment) during the related Collection
Period, and the date such payment was made occurred prior to the Due Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). Such a shortfall arises because

                                     S-180

the amount of interest (net of the Master Servicing Fee, the Excess Servicing
Fee, the Pari Passu Loan Servicing Fee (in the case of any Non-Serviced Mortgage
Loan) and the Trustee Fee) that accrues on the amount of such Principal
Prepayment or Balloon Payment will be less than the corresponding amount of interest accruing on the Certificates. In such a case, the Prepayment Interest
Shortfall will generally equal the excess of:

o    the aggregate amount of interest that would have accrued at the Net
     Mortgage Rate (less the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan) on the Scheduled Principal Balance
     of such mortgage loan if the mortgage loan had paid on its Due Date and such Principal Prepayment or Balloon Payment had not been made, over

o    the aggregate interest that did so accrue through the date such payment was made (net of the Master Servicing Fee, the Excess Servicing Fee, the Pari
     Passu Loan Servicing Fee payable in connection with any Non-Serviced
     Mortgage Loan, the Special Servicing Fee, if the related mortgage loan is a
     Specially Serviced Mortgage Loan, and the Trustee Fee).

         "Prepayment Premium" means, with respect to any mortgage loan, Serviced
Companion Mortgage Loan or B Note for any Distribution Date, prepayment premiums and charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan, Serviced Companion Mortgage
Loan or B Note.

         "Principal Balance Certificates" means, upon initial issuance, the
Class A-1, Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-4A, Class A-4B,
Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class
J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q and Class S
Certificates.

         "Principal Distribution Amount" equals, in general, for any
Distribution Date, the aggregate of the following:

o    the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in each case, to the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans (but not in respect of any
     Serviced Companion Mortgage Loan or B Note or, in either case, its respective successor REO mortgage loan) for their respective Due Dates occurring during the related Collection Period; and

o    all payments (including Principal Prepayments and the principal portion of
     Balloon Payments (but not in respect of any Serviced Companion Mortgage
     Loan or B Note or, in either case, its respective successor REO mortgage loan)) and other collections (including Liquidation Proceeds (other than the portion, if any, constituting Excess Liquidation Proceeds),
     Condemnation Proceeds, Insurance Proceeds and REO Income (each as defined herein) and proceeds of mortgage loan repurchases) that were received on or in respect of the mortgage loans (but not in respect of any Serviced
     Companion Mortgage Loan or B Note) during the related Collection Period and that were identified and applied by the applicable master servicer as recoveries of principal.

         The following amounts shall reduce the Principal Distribution Amount
(and, in each case, will be allocated first to the Loan Group Principal
Distribution Amount applicable to the related mortgage loan, and then to the other Loan Group Principal Distribution Amount) to the extent applicable:

o    if any advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those advances (and advance interest thereon) are reimbursable from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date, and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections during that collection period
     (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution
     Amount, and then to the Loan Group Principal Distribution Amount applicable to the related mortgage loan) for the distribution date following the collection period in which the subsequent recovery occurs); and

                                     S-181

o    if any advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described herein) will be reimbursable (with advance interest thereon) first from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date (prior to reimbursement from other collections) and the
     Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections on the mortgage pool during that collection period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution Amount, and then to the Loan Group Principal Distribution Amount applicable to the related mortgage loan) for the distribution date following the collection period in which the subsequent recovery occurs).

         So long as both the Class A-4B and Class A-1A Certificates remain outstanding, the Principal Distribution Amount for each Distribution Date will be calculated on a loan group-by-loan group basis. On each Distribution Date after the Certificate Balance of either the Class A-4B or Class A-1A
Certificates has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

         "Principal Prepayments" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, Serviced Companion Mortgage Loan or
B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced Companion
Mortgage Loan or B Note in advance of its scheduled Due Date.

         "PMCF" means Prudential Mortgage Capital Funding, LLC.

         "PMCF Loans" means the mortgage loans that were originated or purchased by PMCF.

         "PMCC" means Prudential Mortgage Capital Company, LLC.

         "PTCE" means a DOL Prohibited Transaction Class Exemption.

         "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but unpaid interest thereon to but not including the Due Date in the Collection Period in which the purchase or liquidation occurs and the amount of any expenses related to such mortgage loan and any related B Note, Serviced Companion Mortgage Loan or REO Property (including any unreimbursed Servicing Advances, Advance Interest related to such mortgage loan and any related B Note or Serviced Companion
Mortgage Loan, and also includes the amount of any Servicing Advances (and interest thereon) that were reimbursed from principal collections on the
Mortgage Pool and not subsequently recovered from the related mortgagor), and any Special Servicing Fees and Liquidation Fees paid with respect to the mortgage loan and/or (if applicable) its related B Note or any related Serviced
Companion Mortgage Loan that are reimbursable to the applicable master servicer, the special servicer, or the trustee, plus if such mortgage loan is being repurchased or substituted for by a seller pursuant to the related Mortgage Loan
Purchase Agreement, all expenses reasonably incurred or to be incurred by the applicable master servicer, the special servicer, the Depositor, the trustee or the fiscal agent in respect of the Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above).

         "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

         "Rated Final Distribution Date" means, generally, the first
Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term.

                                     S-182

         "Rating Agencies" means Fitch, S&P and DBRS.

         "Realized Losses" means losses arising from the inability of the trustee, a master servicer or the special servicer to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the related mortgaged property, to the extent not covered by insurance. The Realized Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

o    the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

o    the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such liquidation proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense
     Losses.

         If the mortgage rate on any mortgage loan is reduced or a portion of the debt due under any mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized Loss. Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections of principal that would otherwise be included in the Principal Distribution Amount for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the mortgage pool and the total principal balance of the certificates on the succeeding Distribution Date. Reimbursements and payments made during any collection period may result in the allocation of those amounts as Realized
Losses (in reverse sequential order in accordance with the loss allocation rules described herein) to reduce principal balances of the Principal Balance
Certificates upon the final liquidation of that mortgage loan or related REO
Property.

         "Record Date" means, with respect to each class of offered certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

         "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) three consecutive Scheduled Payments have been made, in the case of any such mortgage loan, Serviced Companion Mortgage Loan or B Note that was modified, based on the modified terms, or a complete defeasance shall have occurred, (b) no other Servicing Transfer Event has occurred and is continuing with respect to such mortgage loan and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event or such amounts have been forgiven. An A Note will not constitute a Rehabilitated
Mortgage Loan unless its related B Note would also constitute a Rehabilitated
Mortgage Loan. A B Note will not constitute a Rehabilitated Mortgage Loan unless its related A Note also would constitute a Rehabilitated Mortgage Loan. A
Serviced Pari Passu Mortgage Loan will not constitute a Rehabilitated Mortgage
Loan unless the related Serviced Companion Mortgage Loan would also constitute a
Rehabilitated Mortgage Loan. A Serviced Companion Mortgage Loan will not constitute a Rehabilitated Mortgage Loan unless the related Serviced Pari Passu
Mortgage Loan would also constitute a Rehabilitated Mortgage Loan.

         "REMIC" means a "real estate mortgage investment conduit," within the meaning of Section 860D(a) of the Code.

         "REMIC Regular Certificates" means the Senior Certificates and the
Subordinate Certificates.

         "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and
Servicing Agreement. With respect to any Non-Serviced Mortgage Loan (if the applicable Non-Serviced Mortgage Loan Special Servicer has foreclosed upon the mortgaged property or properties securing such Non-Serviced Mortgage Loan
Mortgage), the REO Income shall include only the portion of such net income that is payable to the holder of such Non-Serviced Mortgage Loan, and with respect to any Loan

                                     S-183

Pair or A/B Mortgage Loan, only an allocable portion of such REO Income will be distributable to the Certificateholders.

         "REO Property" means any mortgaged property acquired on behalf of the
Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

         "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

         "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

         "Residual Certificates" means the Class R-I Certificates, the Class
R-II Certificates and the Class R-III Certificates.

         "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

         "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

         "Scheduled Payment" means, in general, for any mortgage loan, Serviced
Companion Mortgage Loan or B Note on any Due Date, the amount of the scheduled payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan, Serviced Companion Mortgage Loan or B Note subsequent to the
Closing Date, whether agreed to by the special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

         "Scheduled Principal Balance" means, in respect of any mortgage loan,
Serviced Companion Mortgage Loan, Loan Pair, B Note or REO mortgage loan on any
Distribution Date will generally equal its Cut-off Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off
Date), reduced, to not less than zero, by:

o    any payments or other collections of principal, or Advances in lieu of such payments or collections, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled
     Payments due in any subsequent Collection Period; and

o    the principal portion of any Realized Loss and Expense Loss incurred in respect of such mortgage loan during any preceding Collection Period.

         "Senior Certificates" means the Class A Senior Certificates and the
Class X Certificates.

         "Serviced Companion Mortgage Loan" means a loan not included in the trust but serviced pursuant to the Pooling and Servicing Agreement and secured on a pari passu basis with the related Serviced Pari Passu Mortgage Loan. The
Serviced Companion Mortgage Loans serviced under the Pooling and Servicing
Agreement are the U-Haul Portfolio Companion Loan and the FRIS Chkn Companion
Loan.

         "Serviced Pari Passu Mortgage Loan" means a mortgage loan included in the trust that is serviced under the Pooling and Servicing Agreement and secured by a mortgaged property that secures one or more other loans on a pari passu basis that are not included in the trust. The Serviced Pari Passu Mortgage Loans included in the trust are the U-Haul Portfolio Pari Passu Loan and the FRIS Chkn
Pari Passu Loan.

         "Serviced Pari Passu Mortgage Loan B Note" means, with respect to any
Serviced Pari Passu Mortgage Loan, any subordinated mortgage note that is designated as a B Note and which is not included in the trust. There are no
Serviced Pari Passu Mortgage Loan B Notes serviced under the pooling and servicing agreement.

                                     S-184

         "Servicing Advances" means, in general, customary, reasonable and necessary "out-of-pocket" costs and expenses required to be incurred by the master servicers in connection with the servicing of a mortgage loan after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

         "Servicing Standard" means with respect to the master servicers or the special servicer, as the case may be, to service and administer the mortgage loans (and any Serviced Companion Mortgage Loan and any B Note, but not any
Non-Serviced Mortgage Loan) that it is obligated to service and administer pursuant to the Pooling and Servicing Agreement on behalf of the trustee and in the best interests of and for the benefit of the Certificateholders (and, in the case of any Serviced Companion Mortgage Loan or any B Note, the related holder of such Serviced Companion Mortgage Loan or B Note, as applicable) as a collective whole (as determined by the applicable master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing
Agreement, the terms of the respective mortgage loans, any Serviced Companion
Mortgage Loan and any B Note and any related intercreditor or co-lender agreement and, to the extent consistent with the foregoing, further as follows:

o    with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties (with respect to the applicable master servicer, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing similar mortgage loans) or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible under the Pooling and Servicing Agreement;

o    with a view to the timely collection of all scheduled payments of principal and interest under the mortgage loans, any Serviced Companion Mortgage Loan and any B Note or, if a mortgage loan, any Serviced Companion Mortgage Loan or B Note comes into and continues in default and if, in the good faith and reasonable judgment of, special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such mortgage loan to the Certificateholders (as a collective whole) (or in the case of any A/B Mortgage Loan and its related
     B Note or a Loan Pair, the maximization of recovery thereon to the
     Certificateholders and the holder of the related B Note or the Serviced
     Companion Mortgage Loan, as applicable, all taken as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at a rate taking into account the related Net Mortgage Rate in the case of the mortgage loans and the weighted average of the mortgage rates on the related A Note and the B Note and the risk of collection, in the case of any A/B Mortgage Loan and its related B Note, and on the Serviced Pari
     Passu Mortgage Loan and the related Serviced Companion Mortgage Loan, in the case of a Loan Pair); and without regard to:

          i.   any other relationship that the applicable master servicer or the special servicer, as the case may be, or any of their affiliates may have with the related borrower;

          ii.  the ownership of any certificate or any interest in any Serviced
               Companion Mortgage Loan, any Non-Serviced Companion Mortgage
               Loan, any B Note or any mezzanine loan related to a mortgage loan by the applicable master servicer or the special servicer, as the case may be, or any of their affiliates;

          iii. the applicable master servicer's obligation to make Advances;

          iv.  the right of the applicable master servicer (or any of their affiliates) or the special servicer, as the case may be, to receive reimbursement of costs, or the sufficiency of any
               compensation payable to it, under the Pooling and Servicing
               Agreement or with respect to any particular transaction; and

          v.   any obligation of the applicable master servicer (or any of its affiliates) to repurchase any mortgage loan from the trust.

                                     S-185

         "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan (other than a Non-Serviced Mortgage
Loan), a Serviced Companion Mortgage Loan or a B Note to become a Specially
Serviced Mortgage Loan. If a Servicing Transfer Event occurs with respect to any
A Note, it will be deemed to have occurred also with respect to the related B
Note. If a Servicing Transfer Event occurs with respect to any B Note, it will be deemed to have occurred also with respect to the related A Note. If an A Note is not considered a Specially Serviced Mortgage Loan due to the related B Note holder's exercise of its cure rights, the related B Note will not be considered a Specially Serviced Mortgage Loan. If a Servicing Transfer Event occurs with respect to a Serviced Pari Passu Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Companion Mortgage Loan. If a
Servicing Transfer Event occurs with respect to a Serviced Companion Mortgage
Loan, it will be deemed to have occurred also with respect to the related
Serviced Pari Passu Mortgage Loan. Under any applicable Non-Serviced Mortgage
Loan Pooling and Servicing Agreement, if a Servicing Transfer Event occurs with respect to a Non-Serviced Companion Mortgage Loan, it will be deemed to have occurred also with respect to the related Non-Serviced Mortgage Loan.

         "Specially Serviced Mortgage Loan" means the following:

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which a Balloon Payment is past due; provided, however, that pursuant to the terms of the Pooling and
     Servicing Agreement, the applicable master servicer shall have the right
     (without the Operating Adviser's consent) to extend the maturity date of any Balloon Loan for not more than 60 days beyond the original maturity date if the borrower has obtained a written commitment for refinancing of the mortgage loan or purchase of the related mortgaged property and provided, further that (a) the applicable master servicer (with the consent of the special servicer, after consultation with the Operating Adviser) and the special servicer, in certain other circumstances set forth in the
     Pooling and Servicing Agreement, will have the authority to otherwise extend the maturity date of any Balloon Loan and, in the case of such an extension, a Servicing Transfer Event will not occur with respect to such
     Balloon Loan and (b) if the mortgagor makes the Assumed Scheduled Payments with respect to such Balloon Loan and the applicable master servicer or the special servicer, as applicable, is considering an extension pursuant to the terms of the Pooling and Servicing Agreement, a Servicing Transfer
     Event will not occur as a result of such default unless and until such
     Balloon Payment remains past due for a period of 30 days and such Balloon
     Loan has not been extended pursuant to the terms of the Pooling and
     Servicing Agreement;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which any other payment of principal and/or interest is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which, to the applicable master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which the applicable master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which the applicable master servicer or the special servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of the applicable master servicer or the special servicer (with the consent of the Operating Adviser in the case of a determination by the special servicer), materially and adversely affects the interests of the
     Certificateholders or the holder of the related B Note or Serviced
     Companion Mortgage Loan and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

                                     S-186

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations;

o    any mortgage loan (other than a Non-Serviced Mortgage Loan), Serviced
     Companion Mortgage Loan or B Note as to which, in the judgment of the applicable master servicer or the special servicer (with the consent of the
     Operating Adviser in the case of a determination by the special servicer),
     (a) (other than with respect to any A/B Mortgage Loan), a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the applicable master servicer or the special servicer (with the consent of the Operating Adviser in the case of a determination by the special servicer) is reasonably likely to materially and adversely affect the interests of the Certificateholders or the holder of the related B Note or Serviced Companion Mortgage Loan (as the case may be); or

o    with respect to any A/B Mortgage Loan, in the event of (a) the failure of the holder of the B Note to cure a monetary default (and expiration of the holder of the B Note's cure period that occurs in the next calendar month),
     (b) the expiration of the holder of the B Note's cure period in a month if the applicable holder of the B Note exercised its right to cure a monetary default in the immediately preceding calendar month or (c) the expiration of the grace period that the borrower has under the mortgage loan for a monetary default in a month if the applicable holder of the B Note exercised its right to cure a monetary default in the three immediately preceding calendar months.

         "Special Servicer Compensation" means such fees payable to the special servicer, collectively, including the Special Servicing Fee, the Workout Fee and the Liquidation Fee.

         "Special Servicer Event of Default" means, with respect to the special servicer under the Pooling and Servicing Agreement, any one of the following events:

o    any failure by the special servicer to remit to the paying agent or the applicable master servicer within one business day of the date when due any amount required to be so remitted under the terms of the Pooling and
     Servicing Agreement;

o    any failure by the special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the Pooling and
     Servicing Agreement which failure continues unremedied for one business day following the date on which such deposit or remittance was first required to be made;

o    any failure on the part of the special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the special servicer contained in the Pooling and Servicing
     Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee; provided, however, that to the extent that the special servicer certifies to the trustee and the Depositor that the special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o    any breach by the special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee, provided, however, that to the extent that the special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

                                     S-187

o    a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o    the special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the special servicer or of or relating to all or substantially all of its property;

o    the special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o    the special servicer is no longer listed on S&P's Select Servicer List as a
     U.S. Commercial Mortgage Special Servicer and is not reinstated within 60 days and the ratings then assigned by S&P to any class or classes of certificates are downgraded, qualified or withdrawn, including, without limitation, being placed on "negative credit watch" in connection with such removal;

o    a servicing officer of the special servicer receives actual knowledge that
     Fitch or DBRS has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Fitch or DBRS within 60 days of the date that a servicing officer of the special servicer obtained such actual knowledge), and, in the case of either of clauses (i) or (ii), citing servicing concerns with the special servicer as the sole or material factor in such rating action;
     or

         "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each
Specially Serviced Mortgage Loan for such month, of the outstanding Scheduled
Principal Balance of each Specially Serviced Mortgage Loan.

         "Structuring Assumptions" means the following assumptions:

o    the mortgage rate as of the Closing Date on each mortgage loan remains in effect until maturity or its Anticipated Repayment Date;

o    the initial Certificate Balances and initial Pass-Through Rates of the certificates are as presented herein;

o    the closing date for the sale of the certificates is August 11, 2005;

o    distributions on the certificates are made on the 13th day of each month, commencing in September 2005;

o    there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

o    Scheduled Payments on the mortgage loans are timely received on the first day of each month;

o    each mortgage loan that has its first payment in October 2005, pays interest-only during the first Interest Accrual Period relating to the
     Distribution Date in September 2005 and we have assumed one additional month of a Lock-out Period;

o    the trust does not experience any Expense Losses;

                                     S-188

o    no Principal Prepayment on any mortgage loan is made during its Lock-out
     Period, if any, or during any period when Principal Prepayments on such mortgage loans are required to be accompanied by a Yield Maintenance
     Charge, Prepayment Premium or a defeasance requirement, and otherwise
     Principal Prepayments are made on the mortgage loans at the indicated
     levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

o    no maturity dates on any Mortgage Loans are extended;

o    no Prepayment Interest Shortfalls occur;

o    no amounts that would otherwise be payable to Certificateholders as principal are paid to the applicable master servicer, the special servicer, the trustee or the fiscal agent as reimbursements of any nonrecoverable advances, unreimbursed advances outstanding as of the date of modification of any mortgage loan and any related interest on such advances;

o    no mortgage loan is the subject of a repurchase or substitution by any party and no optional termination of the trust occurs;

o    no holder of a B Note exercises its option to purchase any mortgage loan;

o    each ARD loan pays in full on its Anticipated Repayment Date; and

o    any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance.

         "Subordinate Certificates" means the Class A-J, Class B, Class C, Class
D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O, Class P, Class Q and Class S Certificates.

         "SunTrust" means SunTrust Bank.

         "SunTrust Loans" means the mortgage loans that were originated or purchased by SunTrust.

         "Treasury Rate" unless otherwise specified in the related mortgage loan document, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates
under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S.
Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or Anticipated Repayment Date) of the mortgage loan prepaid. If Release H.15 is no longer published, the applicable master servicer will select a comparable publication to determine the
Treasury Rate.

         "Trustee Fee" means a monthly fee as set forth in the Pooling and
Servicing Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties.

         "223 West Erie Street Enforcement Action" means (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the mortgaged property or the 223 West Erie Street Mortgage Loan borrower, including the taking of possession or control of the mortgaged property, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the mortgaged property (other than giving of notices of default and statements of overdue amounts), or (iii) exercise of any right or remedy available to 223 West Erie Street Mortgage Loan holder with respect to the 223
West Erie Street Mortgage Loan borrower and/or the mortgaged property, has been commenced and is continuing under the related 223 West Erie Street Mortgage Loan documents.

         "223 West Erie Street Mezzanine Loan" has the meaning assigned to that term under "Description of the Mortgage Pool-Material Terms and Characteristics
of the Mortgage Loans-The 223 West Erie Street Mortgage Loan" in this Prospectus
Supplement.

                                     S-189

         "223 West Erie Street Mortgage Loan" means Mortgage Loan No. 443.

         "223 West Erie Street Mortgage Loan Purchase Option Event" has the
meaning assigned to that term under "Description of the Mortgage Pool-Material
Terms and Characteristics of the Mortgage Loans-The 223 West Erie Street
Mortgage Loan" in this Prospectus Supplement.

         "UCF" - See "Underwritable Cash Flow."

         "U-Haul Portfolio Companion Loan" means the loan that is secured by the
U-Haul Portfolio Pari Passu Mortgage on a pari passu basis with the U-Haul
Portfolio Pari Passu Loan.

         "U-Haul Portfolio Intercreditor Agreement" has the meaning assigned to that term under "Servicing of the Mortgage Loans--Servicing of the U-Haul
Portfolio Pari Passu Loan, the Coronado Center Loan Group, the County Line
Commerce Center Loan Group and the FRIS Chkn Portfolio Loan Group--The U-Haul
Portfolio Pari Passu Loan" in this prospectus supplement

         "U-Haul Portfolio Loan Group" means, collectively, the U-Haul Portfolio
Pari Passu Loan and the U-Haul Portfolio Companion Loan.

         "U-Haul Portfolio Pari Passu Loan" means Mortgage Loan Nos. 3-163, which is secured on a pari passu basis with the U-Haul Portfolio Companion Loan pursuant to the U-Haul Portfolio Pari Passu Mortgage.

         "U-Haul Portfolio Pari Passu Mortgage" means the mortgage securing the
U-Haul Portfolio Pari Passu Loan and the U-Haul Portfolio Companion Loan.]

         "Underwritable Cash Flow" or "UCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

         "Underwriters" means Morgan Stanley & Co. Incorporated, Banc of America
Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital Markets,
Inc.

         "Underwriting Agreement" means that agreement, dated            , 2005,
entered into by the Depositor and the Underwriters.

         "Unpaid Interest" means, on any distribution date with respect to any class of interests or certificates (other than the Residual Certificates), the portion of Distributable Certificate Interest Amount for such class remaining unpaid as of the close of business on the preceding Distribution Date, plus one month's interest thereon at the applicable Pass-Through Rate.

         "WAC" - See "Weighted Average Net Mortgage Rate."

         "Weighted Average Net Mortgage Rate" or "WAC" means, for any
Distribution Date, the weighted average of the Net Mortgage Rates for the mortgage loans (in the case of each mortgage loan that is a Non-30/360 Loan, adjusted as described under the definition of Net Mortgage Rate), weighted on the basis of their respective Scheduled Principal Balances as of the close of business on the preceding Distribution Date.

         "WFB" means Wells Fargo Bank, National Association

         "WFB Loans" means the mortgage loans that were originated or purchased by WFB.

                                     S-190

         "Workout Fee" means that fee, payable with respect to any Rehabilitated
Mortgage Loan, Serviced Companion Mortgage Loan or B Note, equal to 1.00% of the amount of each collection of interest (other than default interest and any
Excess Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan, Serviced Companion Mortgage Loan or B Note for so long as it remains a Rehabilitated Mortgage Loan.

         "Yield Maintenance Charge" means, with respect to any Distribution
Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments.

                                     S-191

                     [HTIS PAGE INTENTIONALLY LEFT BLANK.]



                                                                  APPENDIX I
                                                           MORTGAGE POOL INFORMATION
                                                                  TOTAL POOL

MORTGAGE LOAN SELLERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 WEIGHTED
                                                                  PERCENT BY    WEIGHTED     WEIGHTED             AVERAGE   WEIGHTED
                                                      AGGREGATE    AGGREGATE     AVERAGE      AVERAGE  WEIGHTED   CUT-OFF    AVERAGE
                                       NUMBER OF   CUT-OFF DATE CUT-OFF DATE    MORTGAGE    REMAINING   AVERAGE      DATE    BALLOON
LOAN SELLER                       MORTGAGE LOANS    BALANCE ($)  BALANCE (%)    RATE (%)  TERM (MOS.)  DSCR (X)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
 Capital Inc.                            111      2,052,956,826       74.5       5.474          109      1.42      71.9       65.8
Wells Fargo Bank, National
 Association                              35        391,824,518       14.2       5.410           92      1.55      72.2       65.9
Prudential Mortgage Capital
 Funding, LLC                             22        255,693,541        9.3       5.396          102      1.50      70.0       59.6
SunTrust Bank                              9         53,579,314        1.9       5.689          116      1.83      58.9       47.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   177     $2,754,054,199     100.0%      5.462%          106     1.46X      71.5%     64.9%
====================================================================================================================================

CUT-OFF DATE BALANCES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 WEIGHTED
                                                                  PERCENT BY    WEIGHTED     WEIGHTED             AVERAGE   WEIGHTED
                                                      AGGREGATE    AGGREGATE     AVERAGE      AVERAGE  WEIGHTED   CUT-OFF    AVERAGE
                                       NUMBER OF   CUT-OFF DATE CUT-OFF DATE    MORTGAGE    REMAINING   AVERAGE      DATE    BALLOON
CUT-OFF DATE BALANCE ($)          MORTGAGE LOANS    BALANCE ($)  BALANCE (%)    RATE (%)  TERM (MOS.)  DSCR (X)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1,000,001 - 2,000,000                     14         24,752,191        0.9       5.698          107      1.56      65.3       54.1
2,000,001 - 3,000,000                     19         49,628,131        1.8       5.610          112      1.36      69.8       57.7
3,000,001 - 4,000,000                     24         84,350,223        3.1       5.606          115      1.38      73.6       61.5
4,000,001 - 5,000,000                     17         77,622,675        2.8       5.470          117      1.48      73.1       62.1
5,000,001 - 6,000,000                     15         81,950,283        3.0       5.508          117      1.45      74.6       62.9
6,000,001 - 7,000,000                     12         79,292,197        2.9       5.500          111      1.42      75.0       63.1
7,000,001 - 8,000,000                      3         22,541,639        0.8       5.299           97      1.66      70.5       63.1
8,000,001 - 9,000,000                      4         33,826,026        1.2       5.401          118      1.62      67.9       55.4
9,000,001 - 10,000,000                     7         65,133,768        2.4       5.470          117      1.49      68.5       56.3
10,000,001 - 15,000,000                   20        252,764,125        9.2       5.502          118      1.47      72.5       60.0
15,000,001 - 20,000,000                   17        288,226,013       10.5       5.392          111      1.57      73.8       64.0
20,000,001 - 30,000,000                    7        188,607,006        6.8       5.416          108      1.63      68.3       59.2
30,000,001 >=                             18      1,505,359,922       54.7       5.455          100      1.41      71.1       68.1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   177     $2,754,054,199     100.0%      5.462%          106     1.46X     71.5%      64.9%
====================================================================================================================================


Minimum: $1,269,680
Maximum: $340,000,000
Weighted Average: $15,559,628

                                       I-1



                                                                  APPENDIX I
                                                           MORTGAGE POOL INFORMATION
                                                                  TOTAL POOL

STATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  WEIGHTED
                                                                     PERCENT BY  WEIGHTED    WEIGHTED              AVERAGE  WEIGHTED
                                                        AGGREGATE     AGGREGATE   AVERAGE     AVERAGE   WEIGHTED   CUT-OFF   AVERAGE
                                        NUMBER OF    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING    AVERAGE      DATE   BALLOON
STATE                        MORTGAGED PROPERTIES      BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)   DSCR (X)  LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

New York                                       24     779,673,253          28.3     5.615         115       1.34     74.4      72.1
California                                     44     405,273,832          14.7     5.430         109       1.41     70.9      64.6
  California - Northern                        19     235,176,757           8.5     5.473         117       1.36     68.9      64.2
  California - Southern                        25     170,097,074           6.2     5.372          98       1.47     73.6      65.1
Florida                                        29     258,415,023           9.4     5.426         102       1.53     69.0      60.5
Texas                                         132     172,692,678           6.3     5.418         109       1.53     69.3      62.4
New Mexico                                      8     131,550,056           4.8     5.013          59       1.66     50.1      46.2
Pennsylvania                                   19     107,031,859           3.9     5.402         117       1.44     75.4      63.6
Minnesota                                       5      98,378,614           3.6     5.174          62       1.57     73.0      72.5
Nevada                                         11      83,079,304           3.0     5.389         116       1.50     75.7      68.1
Georgia                                        39      82,724,618           3.0     5.682         117       1.64     67.6      55.4
Arizona                                        20      71,718,352           2.6     5.370          79       1.52     77.1      73.5
Oregon                                          4      64,804,016           2.4     5.301          66       1.52     75.1      73.7
Connecticut                                     9      53,476,107           1.9     5.446         115       1.48     73.3      62.0
Michigan                                       14      51,641,995           1.9     5.622         118       1.57     72.8      56.1
Ohio                                           14      45,148,790           1.6     5.345         116       1.55     76.4      64.6
Washington                                      6      43,527,813           1.6     5.559         118       1.47     70.6      58.6
North Carolina                                 10      39,391,075           1.4     5.386         114       1.39     69.1      57.1
Illinois                                        8      36,499,679           1.3     5.459         105       1.38     78.2      66.3
Massachusetts                                   7      30,877,163           1.1     5.294         117       1.43     78.3      68.0
Indiana                                        11      25,315,135           0.9     5.798         118       1.84     69.2      51.2
Virginia                                        9      24,305,235           0.9     5.350         132       1.49     74.4      58.7
Louisiana                                       5      22,429,995           0.8     5.448          81       1.51     68.0      57.5
Utah                                            3      20,959,047           0.8     5.219         119       1.32     74.5      61.8
Wisconsin                                       8      18,445,541           0.7     5.566         119       1.32     69.4      47.1
New Jersey                                     10      13,217,158           0.5     5.488         116       1.27     75.2      60.5
Alabama                                        18      11,186,007           0.4     5.625         117       1.71     66.9      53.7
Nebraska                                        2       8,772,117           0.3     5.520         118       1.36     74.5      57.1
Tennessee                                      17       7,762,471           0.3     5.643         119       1.64     68.2      52.3
Maryland                                        2       5,829,680           0.2     5.365         116       1.66     69.8      60.3
Kentucky                                        3       5,184,773           0.2     5.320         118       1.59     77.7      65.1
Oklahoma                                       11       4,931,020           0.2     5.661         119       1.67     67.4      51.7
Iowa                                            2       4,732,737           0.2     5.599         118       1.37     79.1      65.4
Arkansas                                        9       3,731,027           0.1     5.636         119       1.63     68.5      52.6
Missouri                                        9       3,409,122           0.1     5.647         119       1.65     68.0      52.2
North Dakota                                    1       3,097,209           0.1     5.680         119       1.44     74.6      62.9
Idaho                                           3       2,869,787           0.1     5.520         119       1.42     74.0      56.6
South Carolina                                  4       2,631,264           0.1     5.520         119       1.42     74.0      56.6
New Hampshire                                   2       2,295,064           0.1     5.520         119       1.42     74.0      56.6
Mississippi                                    10       1,933,964           0.1     5.879         118       2.06     57.2      44.2
Colorado                                        2       1,662,599           0.1     5.520         119       1.42     74.0      56.6
Rhode Island                                    1       1,050,768           0.0     5.520         119       1.42     74.0      56.6
West Virginia                                   1         861,599           0.0     5.520         119       1.42     74.0      56.6
Maine                                           1         852,688           0.0     5.520         119       1.42     74.0      56.6
Kansas                                          2         683,965           0.0     5.647         119       1.65     68.0      52.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        549  $2,754,054,199        100.0%    5.462%         106      1.46X    71.5%     64.9%
====================================================================================================================================


                                      I-2



                                                                  APPENDIX I
                                                           MORTGAGE POOL INFORMATION
                                                                  TOTAL POOL

PROPERTY TYPES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 WEIGHTED
                                                                   PERCENT BY   WEIGHTED    WEIGHTED              AVERAGE  WEIGHTED
                                    NUMBER OF        AGGREGATE      AGGREGATE    AVERAGE     AVERAGE  WEIGHTED    CUT-OFF   AVERAGE
                                    MORTGAGED     CUT-OFF DATE   CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE       DATE   BALLOON
PROPERTY TYPE                      PROPERTIES      BALANCE ($)    BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)    LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Retail
  Anchored                              30      737,179,506           26.8      5.260          91      1.51       69.2      63.6
  Unanchored                            23       97,889,699            3.6      5.472         114      1.42       75.6      64.1
  Shadow Anchored                       21       77,773,696            2.8      5.381         117      1.39       72.0      59.4
  Free Standing                        199       57,019,086            2.1      5.814         116      1.90       62.1      51.5
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                         273     $969,861,987          35.2%     5.324%          97     1.52X      69.6%     62.6%
                                   -------------------------------------------------------------------------------------------------
Office
  Urban                                  6      460,038,118           16.7      5.804         116      1.27       73.5      72.6
  Suburban                              19      120,456,576            4.4      5.354         109      1.56       71.8      61.3
  Medical                                7       61,871,176            2.2      5.518         116      1.48       76.3      65.2
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                          32     $642,365,870          23.3%     5.692%         115     1.35X      73.5%     69.8%
                                   -------------------------------------------------------------------------------------------------
Mixed Use
  Retail/Hospitality                     1      340,000,000           12.3      5.475         116      1.36       73.9      73.9
  Office/Warehouse                       2       37,419,546            1.4      5.268         118      1.41       72.8      60.7
  Retail/Office                          2       16,833,223            0.6      5.287         113      1.57       74.7      64.7
  Multifamily/Hospitality                1       13,232,351            0.5      5.780         119      1.40       58.4      45.1
  Light Industrial/Retail                1        7,801,639            0.3      5.770         114      1.77       58.8      49.9
  Office/Retail                          1        3,268,000            0.1      5.680          56      1.52       79.7      76.7
  Multifamily/Retail                     1        1,715,775            0.1      5.470         115      1.69       65.4      54.5
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                           9     $420,270,535          15.3%     5.466%         116     1.38X      73.1%     70.9%
                                   -------------------------------------------------------------------------------------------------
Multifamily
  Garden                                17      150,402,262            5.5      5.385         122      1.42       73.6      62.2
  Student Housing                        5      118,750,000            4.3      4.971          58      1.55       70.0      70.0
  High-Rise                              1       17,600,000            0.6      5.510         119      1.48       79.8      74.3
  Low-Rise                               8       11,904,466            0.4      5.485         117      1.23       74.0      60.0
  Mid-Rise                               2        9,808,426            0.4      4.969          72      1.62       72.7      66.5
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                          33     $308,465,154          11.2%     5.223%          95     1.47X      72.6%     65.9%
                                   -------------------------------------------------------------------------------------------------
Self Storage
  Self Storage                         172      226,761,302            8.2      5.528         118      1.42       73.4      56.4
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                         172     $226,761,302           8.2%     5.528%         118     1.42X      73.4%     56.4%
                                   -------------------------------------------------------------------------------------------------
Hospitality
  Limited Service                       14       80,349,278            2.9      5.936         117      1.95       65.4      49.5
  Extended Stay                          3       14,184,566            0.5      6.173         118      1.64       69.2      53.0
  Full Service                           1       13,481,036            0.5      5.500          59      1.60       67.4      60.7
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                          18     $108,014,880           3.9%     5.913%         110     1.87X      66.2%     51.3%
                                   -------------------------------------------------------------------------------------------------
Industrial/Warehouse
  Warehouse                              5       37,572,964            1.4      5.370         112      1.42       67.5      56.8
  Light Industrial                       5       36,247,996            1.3      5.357          92      1.58       68.5      61.1
  Flex Industrial                        1        2,247,949            0.1      5.630         119      1.31       65.9      55.5
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                          11      $76,068,909           2.8%     5.371%         103     1.49X      67.9%     58.8%
                                   -------------------------------------------------------------------------------------------------
RV Park
  RV Park                                1        2,245,563            0.1      5.660         118      1.46       71.3      60.1
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                           1       $2,245,563           0.1%     5.660%         118     1.46X      71.3%     60.1%
                                   -------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 549   $2,754,054,199         100.0%     5.462%         106     1.46x      71.5%     64.9%
====================================================================================================================================


                                      I-3



                                                                  APPENDIX I
                                                           MORTGAGE POOL INFORMATION
                                                                  TOTAL POOL

MORTGAGE RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  WEIGHTED
                                                                     PERCENT BY   WEIGHTED    WEIGHTED             AVERAGE  WEIGHTED
                                        NUMBER OF       AGGREGATE     AGGREGATE    AVERAGE     AVERAGE  WEIGHTED   CUT-OFF   AVERAGE
                                         MORTGAGE    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE      DATE   BALLOON
MORTGAGE RATE (%)                           LOANS     BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                                   4     121,290,000           4.4      4.862          58      1.63      69.4      69.1
5.001 - 5.500                                  87   1,534,135,551          55.7      5.305         102      1.46      71.5      65.7
5.501 - 6.000                                  79   1,031,021,384          37.4      5.717         118      1.40      72.9      64.5
6.001 - 6.500                                   7      67,607,264           2.5      6.198         115      2.07      54.3      43.4
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        177  $2,754,054,199        100.0%     5.462%         106     1.46X     71.5%     64.9%
====================================================================================================================================

Minimum: 4.690%
Maximum: 6.490%

Weighted Average: 5.462%

ORIGINAL TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  WEIGHTED
                                                                     PERCENT BY   WEIGHTED    WEIGHTED             AVERAGE  WEIGHTED
                                        NUMBER OF       AGGREGATE     AGGREGATE    AVERAGE     AVERAGE  WEIGHTED   CUT-OFF   AVERAGE
                                         MORTGAGE    CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING   AVERAGE      DATE   BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)     LOANS     BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                                         17     493,673,145          17.9      5.128          59      1.58      67.4      66.0
61 - 120                                      157   2,225,393,962          80.8      5.532         116      1.43      72.4      64.7
121 - 180                                       3      34,987,092           1.3      5.675         156      1.44      75.4      60.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        177  $2,754,054,199        100.0%     5.462%         106     1.46X     71.5%     64.9%
====================================================================================================================================


Minimum: 60 mos.
Maximum: 180 mos.
Weighted Average: 109 mos.

                                      I-4



                                                                  APPENDIX I
                                                           MORTGAGE POOL INFORMATION
                                                                  TOTAL POOL

REMAINING TERMS TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  WEIGHTED
                                                                      PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE  WEIGHTED
                                         NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   CUT-OFF   AVERAGE
                                          MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE      DATE   BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)     LOANS     BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X)   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1 - 60                                          17     493,673,145          17.9     5.128          59      1.58      67.4      66.0
61 - 120                                       157   2,225,393,962          80.8     5.532         116      1.43      72.4      64.7
121 - 180                                        3      34,987,092           1.3     5.675         156      1.44      75.4      60.6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         177  $2,754,054,199        100.0%    5.462%         106     1.46X     71.5%     64.9%
====================================================================================================================================

Minimum: 56 mos.
Maximum: 175 mos.
Weighted Average: 106 mos.

ORIGINAL AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  WEIGHTED
                                                                      PERCENT BY  WEIGHTED    WEIGHTED             AVERAGE  WEIGHTED
                                         NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE     AVERAGE  WEIGHTED   CUT-OFF   AVERAGE
                                          MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE   REMAINING   AVERAGE      DATE   BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)            LOANS      BALANCE ($)   BALANCE (%)  RATE (%) TERM (MOS.)  DSCR (X   LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
BALLOON LOANS
   Interest Only                                12   1,130,330,000          41.0     5.515         100      1.39     73.6      73.6
   181 - 240                                     1      13,469,083           0.5     5.520         119      1.30     67.2      43.0
   241 - 300                                    41     473,135,350          17.2     5.627         115      1.57     69.2      53.6
   301 - 360                                   123   1,137,119,767          41.3     5.339         108      1.48     70.5      61.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         177  $2,754,054,199        100.0%    5.462%         106     1.46X    71.5%     64.9%
====================================================================================================================================


Minimum: 240 mos.
Maximum: 360 mos.
Weighted Average: 339 mos.
                                      I-5



                                                                  APPENDIX I
                                                           MORTGAGE POOL INFORMATION
                                                                  TOTAL POOL

REMAINING AMORTIZATION TERMS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                PERCENT BY    WEIGHTED     WEIGHTED              AVERAGE   WEIGHTED
                                   NUMBER OF       AGGREGATE     AGGREGATE     AVERAGE      AVERAGE  WEIGHTED    CUT-OFF    AVERAGE
                                    MORTGAGE    CUT-OFF DATE  CUT-OFF DATE    MORTGAGE    REMAINING   AVERAGE       DATE    BALLOON
REMAINING AMORTIZATION TERM (MOS.)     LOANS     BALANCE ($)   BALANCE (%)    RATE (%)  TERM (MOS.)  DSCR (X)    LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                           12   1,130,330,000          41.0       5.515          100      1.39       73.6       73.6
  181 - 240                                1      13,469,083           0.5       5.520          119      1.30       67.2       43.0
  241 - 300                               41     473,135,350          17.2       5.627          115      1.57       69.2       53.6
  301 - 360                              123   1,137,119,767          41.3       5.339          108      1.48       70.5       61.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   177  $2,754,054,199        100.0%      5.462%          106     1.46X      71.5%      64.9%
====================================================================================================================================

Minimum: 239 mos.
Maximum: 360 mos.
Weighted Average: 337 mos.

DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 WEIGHTED
                                                                PERCENT BY    WEIGHTED     WEIGHTED               AVERAGE  WEIGHTED
                                   NUMBER OF       AGGREGATE     AGGREGATE     AVERAGE      AVERAGE  WEIGHTED     CUT-OFF   AVERAGE
                                    MORTGAGE    CUT-OFF DATE  CUT-OFF DATE    MORTGAGE    REMAINING   AVERAGE        DATE   BALLOON
DEBT SERVICE COVERAGE RATIO (X)        LOANS     BALANCE ($)   BALANCE (%)    RATE (%)  TERM (MOS.)  DSCR (X)    LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.11 - 1.20                                7      36,221,415           1.3       5.388          116      1.19       72.9       60.9
1.21 - 1.30                               35     478,865,985          17.4       5.776          116      1.25       74.9       69.5
1.31 - 1.40                               39     753,492,369          27.4       5.455          116      1.35       72.6       67.9
1.41 - 1.50                               37     649,660,895          23.6       5.435          109      1.45       73.3       63.1
1.51 - 1.60                               23     298,120,225          10.8       5.355           89      1.54       75.1       70.6
1.61 - 1.70                               18     359,825,452          13.1       5.059           77      1.65       63.3       58.8
1.71 - 1.80                                8      67,576,527           2.5       5.432          110      1.77       67.2       58.0
1.81 >=                                   10     110,291,331           4.0       5.938          117      2.14       58.1       44.3
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                   177  $2,754,054,199        100.0%      5.462%          106     1.46X      71.5%      64.9%
====================================================================================================================================


Minimum: 1.16x
Maximum: 2.61x
Weighted Average: 1.46x

                                      I-6



                                                                  APPENDIX I
                                                           MORTGAGE POOL INFORMATION
                                                                  TOTAL POOL

LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  PERCENT BY        WEIGHTED           WEIGHTED
                                                               AGGREGATE           AGGREGATE         AVERAGE            AVERAGE
                                       NUMBER OF            CUT-OFF DATE        CUT-OFF DATE        MORTGAGE          REMAINING
LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS              BALANCE ($)         BALANCE (%)        RATE (%)        TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

30.1 - 40.0                                    2               3,784,903                 0.1           5.735                117
40.1 - 50.0                                    3             157,552,655                 5.7           5.208                 68
50.1 - 60.0                                    9             121,147,317                 4.4           5.497                101
60.1 - 70.0                                   44             589,258,678                21.4           5.388                107
70.1 - 80.0                                  116           1,865,018,105                67.7           5.504                109
80.1 >=                                        3              17,292,540                 0.6           5.390                117
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       177          $2,754,054,199              100.0%          5.462%                106
====================================================================================================================================

LOAN-TO-VALUE RATIOS
----------------------------------------------------------------------------

                                                  WEIGHTED         WEIGHTED
                              WEIGHTED             AVERAGE          AVERAGE
                               AVERAGE        CUT-OFF DATE          BALLOON
LOAN-TO-VALUE RATIO (%)        DSCR (X)             LTV (%)          LTV (%)
----------------------------------------------------------------------------

30.1 - 40.0                       2.50                36.0             28.9
40.1 - 50.0                       1.81                48.7             43.9
50.1 - 60.0                       1.65                56.9             47.7
60.1 - 70.0                       1.48                68.1             61.7
70.1 - 80.0                       1.41                75.5             68.8
80.1 >=                           1.50                80.2             69.9
----------------------------------------------------------------------------
TOTAL:                           1.46X               71.5%            64.9%
============================================================================


Minimum: 34.0%
Maximum: 80.5%
Weighted Average: 71.5%



BALLOON LOAN-TO-VALUE RATIOS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  PERCENT BY        WEIGHTED           WEIGHTED
                                                               AGGREGATE           AGGREGATE         AVERAGE            AVERAGE
                                       NUMBER OF            CUT-OFF DATE        CUT-OFF DATE        MORTGAGE          REMAINING
BALLOON LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS              BALANCE ($)         BALANCE (%)        RATE (%)        TERM (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                                    2               3,784,903                 0.1           5.735                117
30.1 - 40.0                                    4              55,043,483                 2.0           6.051                116
40.1 - 50.0                                    8             179,889,245                 6.5           5.176                 75
50.1 - 60.0                                   56             604,432,686                21.9           5.469                115
60.1 - 70.0                                   83             870,535,706                31.6           5.383                110
70.1 - 80.0                                   24           1,040,368,176                37.8           5.540                103
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       177          $2,754,054,199              100.0%          5.462%                106
==================================================================================================================================

BALLOON LOAN-TO-VALUE RATIOS
----------------------------------------------------------------------------------

                                                        WEIGHTED         WEIGHTED
                                    WEIGHTED             AVERAGE          AVERAGE
                                     AVERAGE        CUT-OFF DATE          BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)      DSCR (X)             LTV (%)          LTV (%)
----------------------------------------------------------------------------------

20.1 - 30.0                             2.50                36.0             28.9
30.1 - 40.0                             2.28                47.1             36.1
40.1 - 50.0                             1.62                52.7             45.9
50.1 - 60.0                             1.47                69.8             55.7
60.1 - 70.0                             1.44                73.2             65.5
70.1 - 80.0                             1.39                75.8             74.6
----------------------------------------------------------------------------------
TOTAL:                                 1.46X               71.5%            64.9%
==================================================================================


Minimum: 28.5%
Maximum: 79.5%
Weighted Average: 64.9%

                                      I-7



                                                                  APPENDIX I
                                                           MORTGAGE POOL INFORMATION
                                                                  TOTAL POOL

AMORTIZATION TYPES
-------------------------------------------------------------------------------------------------------------------------------

                                                                                               PERCENT BY        WEIGHTED
                                                                            AGGREGATE           AGGREGATE         AVERAGE
                                                    NUMBER OF            CUT-OFF DATE        CUT-OFF DATE        MORTGAGE
AMORTIZING TYPES                               MORTGAGE LOANS              BALANCE ($)         BALANCE (%)        RATE (%)
-------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                                        121           1,144,805,199                41.6           5.428
Interest Only                                              12           1,130,330,000                41.0           5.515
Interest Only, Then Amortizing Balloon                     44             478,919,000                17.4           5.417
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    177          $2,754,054,199              100.0%          5.462%
===============================================================================================================================

AMORTIZATION TYPES
---------------------------------------------------------------------------------------------------------------

                                                 WEIGHTED                            WEIGHTED         WEIGHTED
                                                  AVERAGE        WEIGHTED             AVERAGE          AVERAGE
                                                REMAINING         AVERAGE        CUT-OFF DATE          BALLOON
AMORTIZING TYPES                               TERM (MOS.)        DSCR (X)             LTV (%)          LTV (%)
---------------------------------------------------------------------------------------------------------------

Amortizing Balloon                                    107            1.47                67.8             55.8
Interest Only                                         100            1.39                73.6             73.6
Interest Only, Then Amortizing Balloon                117            1.61                75.5             66.0
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                106           1.46X               71.5%            64.9%
===============================================================================================================


                                      I-8

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                   TOTAL POOL

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                                      AUG-05                AUG-06                AUG-07
------------------------------------------------------------------------------------------------------------------

Locked Out                                                  100.00%               100.00%                85.07%
Greater of YM and 1.00%                                       0.00%                 0.00%                14.87%
Yield Maintenance                                             0.00%                 0.00%                 0.06%
Open                                                          0.00%                 0.00%                 0.00%
------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      100.00%               100.00%               100.00%
------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                             $2,754,054,199        $2,736,102,744        $2,714,683,809
% Initial Pool Balance                                      100.00%                99.35%                98.57%
==================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS               AUG-08                AUG-09                AUG-10               AUG-11                AUG-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out                            82.82%                82.25%                89.41%               89.45%                89.23%
Greater of YM and 1.00%               17.12%                17.70%                10.52%               10.49%                10.70%
Yield Maintenance                      0.05%                 0.05%                 0.06%                0.06%                 0.06%
Open                                   0.00%                 0.00%                 0.00%                0.00%                 0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               100.00%               100.00%               100.00%              100.00%               100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $2,690,374,424        $2,664,121,052        $2,155,743,085       $2,127,888,482        $2,050,188,095
% Initial Pool Balance                97.69%                96.73%                78.28%               77.26%                74.44%
====================================================================================================================================




----------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                                      AUG-13                AUG-14                AUG-15
----------------------------------------------------------------------------------------------------------------------

Locked Out                                                   88.89%                86.42%               100.00%
Greater of YM and 1.00%                                      10.66%                10.47%                 0.00%
Yield Maintenance                                             0.06%                 0.06%                 0.00%
Open                                                          0.38%                 3.05%                 0.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      100.00%               100.00%               100.00%
----------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding                             $2,020,274,771        $1,943,643,065           $30,341,828
% Initial Pool Balance                                       73.36%                70.57%                 1.10%
======================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS           AUG-16                AUG-17                AUG-18                AUG-19                AUG-20
---------------------------------------------------------------------------------------------------------------------------------

Locked Out                       100.00%               100.00%               100.00%               100.00%                 0.00%
Greater of YM and 1.00%            0.00%                 0.00%                 0.00%                 0.00%                 0.00%
Yield Maintenance                  0.00%                 0.00%                 0.00%                 0.00%                 0.00%
Open                               0.00%                 0.00%                 0.00%                 0.00%                 0.00%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           100.00%               100.00%               100.00%               100.00%                 0.00%
---------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $29,642,141           $28,896,274            $4,330,918            $4,180,277                    $0
% Initial Pool Balance             1.08%                 1.05%                 0.16%                 0.15%                 0.00%
=================================================================================================================================


Notes:

(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2) See Appendix II of the Prospectus Supplement for a description of the Yield
    Maintenance
(3) Def/YM1 loans have been modeled as Yield Maintenance

                                      I-9

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1



MORTGAGE LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------

                                                                                                               PERCENT BY
                                                                                            AGGREGATE           AGGREGATE
                                                                    NUMBER OF            CUT-OFF DATE        CUT-OFF DATE
LOAN SELLER                                                    MORTGAGE LOANS              BALANCE ($)         BALANCE (%)
------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.                                       96           1,828,518,732                75.1
Wells Fargo Bank, National Association                                     33             377,135,039                15.5
Prudential Mortgage Capital Funding, LLC                                   16             187,932,289                 7.7
SunTrust Bank                                                               6              41,633,786                 1.7
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                    151          $2,435,219,846              100.0%
==============================================================================================================================

MORTGAGE LOAN SELLERS

--------------------------------------------------------------------------------------------------------------------------------

                                                WEIGHTED           WEIGHTED                            WEIGHTED        WEIGHTED
                                                 AVERAGE            AVERAGE        WEIGHTED             AVERAGE         AVERAGE
                                                MORTGAGE          REMAINING         AVERAGE        CUT-OFF DATE         BALLOON
LOAN SELLER                                      RATE (%)        TERM (MOS.)        DSCR (X)             LTV (%)         LTV (%)
--------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.               5.507                111            1.41                71.9            65.9
Wells Fargo Bank, National Association             5.418                 91            1.55                72.4            66.4
Prudential Mortgage Capital Funding, LLC           5.402                108            1.55                68.7            56.6
SunTrust Bank                                      5.782                116            1.89                54.5            43.6
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            5.490%                107           1.45X               71.5%           64.8%
================================================================================================================================




CUT-OFF DATE BALANCES

------------------------------------------------------------------------------------------------------------------------------

                                                                                                               PERCENT BY
                                                                                            AGGREGATE           AGGREGATE
                                                                    NUMBER OF            CUT-OFF DATE        CUT-OFF DATE
CUT-OFF DATE BALANCE ($)                                       MORTGAGE LOANS              BALANCE ($)         BALANCE (%)
------------------------------------------------------------------------------------------------------------------------------

1,000,001 - 2,000,000                                                      12              21,256,663                 0.9
2,000,001 - 3,000,000                                                      15              37,954,327                 1.6
3,000,001 - 4,000,000                                                      23              80,461,019                 3.3
4,000,001 - 5,000,000                                                      13              59,774,001                 2.5
5,000,001 - 6,000,000                                                      14              76,605,848                 3.1
6,000,001 - 7,000,000                                                      12              79,292,197                 3.3
7,000,001 - 8,000,000                                                       2              15,501,639                 0.6
8,000,001 - 9,000,000                                                       3              25,376,026                 1.0
9,000,001 - 10,000,000                                                      7              65,133,768                 2.7
10,000,001 - 15,000,000                                                    13             160,849,476                 6.6
15,000,001 - 20,000,000                                                    14             237,797,952                 9.8
20,000,001 - 30,000,000                                                     7             188,607,006                 7.7
30,000,001 >=                                                              16           1,386,609,922                56.9
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                    151          $2,435,219,846              100.0%
==============================================================================================================================

CUT-OFF DATE BALANCES

-----------------------------------------------------------------------------------------------------------------------

                                       WEIGHTED           WEIGHTED                            WEIGHTED        WEIGHTED
                                        AVERAGE            AVERAGE        WEIGHTED             AVERAGE         AVERAGE
                                       MORTGAGE          REMAINING         AVERAGE        CUT-OFF DATE         BALLOON
CUT-OFF DATE BALANCE ($)                RATE (%)        TERM (MOS.)        DSCR (X)             LTV (%)         LTV (%)
-----------------------------------------------------------------------------------------------------------------------

1,000,001 - 2,000,000                     5.694                106            1.56                64.8            53.5
2,000,001 - 3,000,000                     5.571                117            1.37                69.8            56.7
3,000,001 - 4,000,000                     5.595                115            1.39                73.4            61.3
4,000,001 - 5,000,000                     5.493                116            1.51                73.5            62.5
5,000,001 - 6,000,000                     5.538                117            1.46                74.5            62.9
6,000,001 - 7,000,000                     5.500                111            1.42                75.0            63.1
7,000,001 - 8,000,000                     5.576                114            1.63                68.8            60.2
8,000,001 - 9,000,000                     5.461                118            1.62                64.9            53.2
9,000,001 - 10,000,000                    5.470                117            1.49                68.5            56.3
10,000,001 - 15,000,000                   5.509                112            1.51                73.2            60.7
15,000,001 - 20,000,000                   5.409                109            1.59                73.3            63.1
20,000,001 - 30,000,000                   5.416                108            1.63                68.3            59.2
30,000,001 >=                             5.497                104            1.40                71.2            68.0
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                   5.490%                107           1.45X               71.5%           64.8%
=======================================================================================================================


Minimum: $1,269,680
Maximum: $340,000,000
Weighted Average: $16,127,284

                                      I-10

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

STATES



-----------------------------------------------------------------------------------------------------------------------------

                                                                                                               PERCENT BY
                                                                                            AGGREGATE           AGGREGATE
                                                                    NUMBER OF            CUT-OFF DATE        CUT-OFF DATE
STATE                                                    MORTGAGED PROPERTIES              BALANCE ($)         BALANCE (%)
-----------------------------------------------------------------------------------------------------------------------------

New York                                                                   22             769,864,827                31.6
California                                                                 40             347,422,800                14.3
  California - Northern                                                    17             218,670,160                 9.0
  California - Southern                                                    23             128,752,640                 5.3
Florida                                                                    24             191,336,271                 7.9
Texas                                                                     130             151,142,474                 6.2
New Mexico                                                                  8             131,550,056                 5.4
Georgia                                                                    38              81,008,843                 3.3
Nevada                                                                      9              77,112,513                 3.2
Pennsylvania                                                               17              75,028,809                 3.1
Arizona                                                                    20              71,718,352                 2.9
Minnesota                                                                   4              69,273,614                 2.8
Oregon                                                                      3              60,304,016                 2.5
Michigan                                                                   14              51,641,995                 2.1
Ohio                                                                       14              45,148,790                 1.9
Connecticut                                                                 8              42,626,107                 1.8
Illinois                                                                    8              36,499,679                 1.5
Washington                                                                  5              30,295,462                 1.2
Indiana                                                                    11              25,315,135                 1.0
Louisiana                                                                   5              22,429,995                 0.9
Utah                                                                        3              20,959,047                 0.9
Wisconsin                                                                   8              18,445,541                 0.8
Virginia                                                                    8              15,855,235                 0.7
Alabama                                                                    18              11,186,007                 0.5
New Jersey                                                                  9              10,278,572                 0.4
Massachusetts                                                               5               9,240,210                 0.4
Nebraska                                                                    2               8,772,117                 0.4
Tennessee                                                                  17               7,762,471                 0.3
North Carolina                                                              7               7,243,641                 0.3
Maryland                                                                    2               5,829,680                 0.2
Kentucky                                                                    3               5,184,773                 0.2
Oklahoma                                                                   11               4,931,020                 0.2
Iowa                                                                        2               4,732,737                 0.2
Arkansas                                                                    9               3,731,027                 0.2
Missouri                                                                    9               3,409,122                 0.1
North Dakota                                                                1               3,097,209                 0.1
Idaho                                                                       3               2,869,787                 0.1
South Carolina                                                              4               2,631,264                 0.1
New Hampshire                                                               2               2,295,064                 0.1
Mississippi                                                                10               1,933,964                 0.1
Colorado                                                                    2               1,662,599                 0.1
Rhode Island                                                                1               1,050,768                 0.0
West Virginia                                                               1                 861,599                 0.0
Maine                                                                       1                 852,688                 0.0
Kansas                                                                      2                 683,965                 0.0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                                    520          $2,435,219,846              100.0%
=============================================================================================================================

------------------------------------------------------------------------------------------------------------------------

                                        WEIGHTED           WEIGHTED                            WEIGHTED        WEIGHTED
                                         AVERAGE            AVERAGE        WEIGHTED             AVERAGE         AVERAGE
                                        MORTGAGE          REMAINING         AVERAGE        CUT-OFF DATE         BALLOON
STATE                                    RATE (%)        TERM (MOS.)        DSCR (X)             LTV (%)         LTV (%)
------------------------------------------------------------------------------------------------------------------------

New York                                   5.623                116            1.34                74.4            72.2
California                                 5.468                114            1.42                70.2            63.5
  California - Northern                    5.498                117            1.37                69.1            64.9
  California - Southern                    5.417                109            1.50                71.9            61.3
Florida                                    5.491                102            1.52                68.6            59.3
Texas                                      5.474                115            1.52                69.5            61.8
New Mexico                                 5.013                 59            1.66                50.1            46.2
Georgia                                    5.686                117            1.64                67.6            55.5
Nevada                                     5.361                119            1.51                76.3            68.6
Pennsylvania                               5.386                117            1.43                73.8            60.6
Arizona                                    5.370                 79            1.52                77.1            73.5
Minnesota                                  5.311                 63            1.56                75.8            75.1
Oregon                                     5.304                 62            1.52                74.8            74.1
Michigan                                   5.622                118            1.57                72.8            56.1
Ohio                                       5.345                116            1.55                76.4            64.6
Connecticut                                5.435                114            1.44                73.9            62.5
Illinois                                   5.459                105            1.38                78.2            66.3
Washington                                 5.463                118            1.50                75.9            64.5
Indiana                                    5.798                118            1.84                69.2            51.2
Louisiana                                  5.448                 81            1.51                68.0            57.5
Utah                                       5.219                119            1.32                74.5            61.8
Wisconsin                                  5.566                119            1.32                69.4            47.1
Virginia                                   5.420                139            1.43                73.1            56.8
Alabama                                    5.625                117            1.71                66.9            53.7
New Jersey                                 5.407                117            1.29                75.7            60.0
Massachusetts                              5.520                117            1.34                77.1            62.3
Nebraska                                   5.520                118            1.36                74.5            57.1
Tennessee                                  5.643                119            1.64                68.2            52.3
North Carolina                             5.657                118            1.72                64.1            49.1
Maryland                                   5.365                116            1.66                69.8            60.3
Kentucky                                   5.320                118            1.59                77.7            65.1
Oklahoma                                   5.661                119            1.67                67.4            51.7
Iowa                                       5.599                118            1.37                79.1            65.4
Arkansas                                   5.636                119            1.63                68.5            52.6
Missouri                                   5.647                119            1.65                68.0            52.2
North Dakota                               5.680                119            1.44                74.6            62.9
Idaho                                      5.520                119            1.42                74.0            56.6
South Carolina                             5.520                119            1.42                74.0            56.6
New Hampshire                              5.520                119            1.42                74.0            56.6
Mississippi                                5.879                118            2.06                57.2            44.2
Colorado                                   5.520                119            1.42                74.0            56.6
Rhode Island                               5.520                119            1.42                74.0            56.6
West Virginia                              5.520                119            1.42                74.0            56.6
Maine                                      5.520                119            1.42                74.0            56.6
Kansas                                     5.647                119            1.65                68.0            52.2
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5.490%                107           1.45X               71.5%           64.8%
========================================================================================================================


                                      I-11

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PROPERTY TYPES



----------------------------------------------------------------------------------------------------------------------------------

                                                              PERCENT BY  WEIGHTED     WEIGHTED               WEIGHTED  WEIGHTED
                               NUMBER OF        AGGREGATE      AGGREGATE   AVERAGE      AVERAGE WEIGHTED       AVERAGE   AVERAGE
                               MORTGAGED     CUT-OFF DATE   CUT-OFF DATE  MORTGAGE    REMAINING  AVERAGE  CUT-OFF DATE   BALLOON
PROPERTY TYPE                 PROPERTIES       BALANCE ($)    BALANCE (%)  RATE (%)  TERM (MOS.) DSCR (X)       LTV (%)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

Retail
   Anchored                           30      737,179,506           30.3     5.260           91     1.51          69.2      63.6
   Unanchored                         23       97,889,699            4.0     5.472          114     1.42          75.6      64.1
   Shadow Anchored                    21       77,773,696            3.2     5.381          117     1.39          72.0      59.4
   Free Standing                     199       57,019,086            2.3     5.814          116     1.90          62.1      51.5
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                      273     $969,861,987          39.8%    5.324%           97    1.52X         69.6%     62.6%
                           ------------------------------------------------------------------------------------------------------
Office
   Urban                               6      460,038,118           18.9     5.804          116     1.27          73.5      72.6
   Suburban                           19      120,456,576            4.9     5.354          109     1.56          71.8      61.3
   Medical                             7       61,871,176            2.5     5.518          116     1.48          76.3      65.2
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                       32     $642,365,870          26.4%    5.692%          115    1.35X         73.5%     69.8%
                           ------------------------------------------------------------------------------------------------------
Mixed Use
   Retail/Hospitality                  1      340,000,000           14.0     5.475          116     1.36          73.9      73.9
   Office/Warehouse                    2       37,419,546            1.5     5.268          118     1.41          72.8      60.7
   Retail/Office                       2       16,833,223            0.7     5.287          113     1.57          74.7      64.7
   Light Industrial/Retail             1        7,801,639            0.3     5.770          114     1.77          58.8      49.9
   Office/Retail                       1        3,268,000            0.1     5.680           56     1.52          79.7      76.7
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                        7     $405,322,409          16.6%    5.455%          116    1.38X         73.6%     71.9%
                           ------------------------------------------------------------------------------------------------------
Self Storage
   Self Storage                      172      226,761,302            9.3     5.528          118     1.42          73.4      56.4
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                      172     $226,761,302           9.3%    5.528%          118    1.42X         73.4%     56.4%
                           ------------------------------------------------------------------------------------------------------
Hospitality

   Limited Service                    14       80,349,278            3.3     5.936          117     1.95          65.4      49.5
   Extended Stay                       3       14,184,566            0.6     6.173          118     1.64          69.2      53.0
   Full Service                        1       13,481,036            0.6     5.500           59     1.60          67.4      60.7
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                       18     $108,014,880           4.4%    5.913%          110    1.87X         66.2%     51.3%
                           ------------------------------------------------------------------------------------------------------
Industrial/Warehouse
   Warehouse                           5       37,572,964            1.5     5.370          112     1.42          67.5      56.8
   Light Industrial                    5       36,247,996            1.5     5.357           92     1.58          68.5      61.1
   Flex Industrial                     1        2,247,949            0.1     5.630          119     1.31          65.9      55.5
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                       11      $76,068,909           3.1%    5.371%          103    1.49X         67.9%     58.8%
                           ------------------------------------------------------------------------------------------------------
Multifamily
   Low-Rise                            6        4,578,927            0.2     5.250          117     1.24          73.9      56.2
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                        6       $4,578,927           0.2%    5.250%          117    1.24X         73.9%     56.2%
                           ------------------------------------------------------------------------------------------------------
RV Park
   RV Park                             1        2,245,563            0.1     5.660          118     1.46          71.3      60.1
---------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL:                        1       $2,245,563           0.1%    5.660%          118    1.46X         71.3%     60.1%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               520   $2,435,219,846         100.0%    5.490%          107    1.45x         71.5%     64.8%
=================================================================================================================================


                                      I-12

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

MORTGAGE RATES


---------------------------------------------------------------------------------------------------------------------------------

                                                        PERCENT BY    WEIGHTED    WEIGHTED                  WEIGHTED    WEIGHTED
                                          AGGREGATE      AGGREGATE     AVERAGE     AVERAGE   WEIGHTED        AVERAGE     AVERAGE
                        NUMBER OF      CUT-OFF DATE   CUT-OFF DATE    MORTGAGE   REMAINING    AVERAGE   CUT-OFF DATE     BALLOON
MORTGAGE RATE (%)  MORTGAGE LOANS        BALANCE ($)    BALANCE (%)    RATE (%) TERM (MOS.)   DSCR (X)        LTV (%)     LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                   2        31,500,000            1.3       4.930          59       1.65           76.9        76.9
5.001 - 5.500                  74     1,386,968,261           57.0       5.310         102       1.46           71.2        65.6
5.501 - 6.000                  68       949,144,321           39.0       5.721         117       1.39           72.9        64.8
6.001 - 6.500                   7        67,607,264            2.8       6.198         115       2.07           54.3        43.4
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        151    $2,435,219,846         100.0%      5.490%         107      1.45X          71.5%       64.8%
=================================================================================================================================


Minimum: 4.900%
Maximum: 6.490%
Weighted Average: 5.490%

ORIGINAL TERMS TO STATED MATURITY



-----------------------------------------------------------------------------------------------------------------------------
                                                      PERCENT BY                                       WEIGHTED
                                                       AGGREGATE     WEIGHTED    WEIGHTED               AVERAGE     WEIGHTED
                           NUMBER OF       AGGREGATE     CUT-OFF      AVERAGE     AVERAGE   WEIGHTED    CUT-OFF      AVERAGE
ORIGINAL TERM TO            MORTGAGE    CUT-OFF DATE        DATE     MORTGAGE   REMAINING    AVERAGE       DATE      BALLOON
STATED MATURITY (MOS.)         LOANS      BALANCE ($) BALANCE (%)     RATE (%) TERM (MOS.)   DSCR (X)    LTV (%)      LTV (%)
-----------------------------------------------------------------------------------------------------------------------------

1 - 60                            13     364,894,501        15.0        5.182          59       1.59       66.4         64.6
61 - 120                         137   2,064,653,253        84.8        5.544         116       1.43       72.3         64.9
121 - 180                          1       5,672,092         0.2        5.650         175       1.26       78.8         57.0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                           151  $2,435,219,846      100.0%       5.490%         107      1.45X      71.5%        64.8%
=============================================================================================================================


Minimum: 60 mos.
Maximum: 180 mos.
Weighted Average: 110 mos.

                                      I-13

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

REMAINING TERMS TO STATED MATURITY



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           WEIGHTED
                                                          PERCENT BY   WEIGHTED    WEIGHTED                 AVERAGE  WEIGHTED
                            NUMBER OF        AGGREGATE     AGGREGATE    AVERAGE     AVERAGE   WEIGHTED      CUT-OFF   AVERAGE
REMAINING TERM TO            MORTGAGE     CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING    AVERAGE         DATE   BALLOON
STATED MATURITY (MOS.)          LOANS       BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)   DSCR (X)      LTV (%)  LTV (%)
-----------------------------------------------------------------------------------------------------------------------------

1 - 60                             13      364,894,501          15.0      5.182          59       1.59         66.4     64.6
61 - 120                          137    2,064,653,253          84.8      5.544         116       1.43         72.3     64.9
121 - 180                           1        5,672,092           0.2      5.650         175       1.26         78.8     57.0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                            151   $2,435,219,846        100.0%     5.490%         107      1.45X        71.5%    64.8%
============================================================================================================================


Minimum: 56 mos.
Maximum: 175 mos.
Weighted Average: 107 mos.

ORIGINAL AMORTIZATION TERMS



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         WEIGHTED
                                                        PERCENT BY     WEIGHTED     WEIGHTED              AVERAGE   WEIGHTED
                        NUMBER OF       AGGREGATE        AGGREGATE      AVERAGE      AVERAGE  WEIGHTED    CUT-OFF    AVERAGE
ORIGINAL AMORTIZATION    MORTGAGE    CUT-OFF DATE     CUT-OFF DATE     MORTGAGE    REMAINING   AVERAGE       DATE    BALLOON
TERM (MOS.)                 LOANS      BALANCE ($)      BALANCE (%)     RATE (%)  TERM (MOS.)  DSCR (X)    LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
   Interest Only               10   1,011,580,000             41.5        5.578          105      1.37       74.0       74.0
   181 - 240                    1      13,469,083              0.6        5.520          119      1.30       67.2       43.0
   241 - 300                   40     459,902,999             18.9        5.623          115      1.58       69.6       53.9
   301 - 360                  100     950,267,764             39.0        5.330          106      1.49       69.7       60.7
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        151  $2,435,219,846           100.0%       5.490%          107     1.45X      71.5%      64.8%
=============================================================================================================================


Minimum: 240 mos.
Maximum: 360 mos.
Weighted Average: 338 mos.

                                      I-14

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

REMAINING AMORTIZATION TERMS



---------------------------------------------------------------------------------------------------------------------------
                                                                                                         WEIGHTED
                                                        PERCENT BY    WEIGHTED     WEIGHTED               AVERAGE WEIGHTED
                         NUMBER OF         AGGREGATE     AGGREGATE     AVERAGE      AVERAGE   WEIGHTED    CUT-OFF  AVERAGE
REMAINING AMORTIZATION    MORTGAGE      CUT-OFF DATE  CUT-OFF DATE    MORTGAGE    REMAINING    AVERAGE       DATE  BALLOON
TERM (MOS.)                  LOANS        BALANCE ($)   BALANCE (%)    RATE (%)  TERM (MOS.)   DSCR (X)    LTV (%)  LTV (%)
---------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
   Interest Only                10     1,011,580,000          41.5       5.578          105       1.37       74.0     74.0
   181 - 240                     1        13,469,083           0.6       5.520          119       1.30       67.2     43.0
   241 - 300                    40       459,902,999          18.9       5.623          115       1.58       69.6     53.9
   301 - 360                   100       950,267,764          39.0       5.330          106       1.49       69.7     60.7
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                         151    $2,435,219,846        100.0%      5.490%          107      1.45X      71.5%    64.8%
===========================================================================================================================


Minimum: 239 mos.
Maximum: 360 mos.
Weighted Average: 336 mos.

DEBT SERVICE COVERAGE RATIOS



----------------------------------------------------------------------------------------------------------------------------
                                                                                                         WEIGHTED
                                                     PERCENT BY    WEIGHTED       WEIGHTED                AVERAGE  WEIGHTED
                      NUMBER OF       AGGREGATE       AGGREGATE     AVERAGE        AVERAGE   WEIGHTED     CUT-OFF   AVERAGE
DEBT SERVICE           MORTGAGE    CUT-OFF DATE    CUT-OFF DATE    MORTGAGE      REMAINING    AVERAGE        DATE   BALLOON
COVERAGE RATIO (X)        LOANS      BALANCE ($)     BALANCE (%)    RATE (%)    TERM (MOS.)   DSCR (X)     LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                   2       6,851,013             0.3       5.414            119       1.18        73.3      60.1
1.21 - 1.30                  32     459,779,053            18.9       5.796            116       1.25        75.1      69.9
1.31 - 1.40                  36     721,913,530            29.6       5.452            116       1.35        73.0      68.6
1.41 - 1.50                  31     550,563,093            22.6       5.432            109       1.45        72.5      61.8
1.51 - 1.60                  19     269,225,620            11.1       5.368             86       1.54        75.0      70.9
1.61 - 1.70                  14     256,059,677            10.5       5.101             80       1.66        61.6      56.3
1.71 - 1.80                   7      60,536,527             2.5       5.518            116       1.78        66.4      56.6
1.81 >=                      10     110,291,331             4.5       5.938            117       2.14        58.1      44.3
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      151  $2,435,219,846          100.0%      5.490%            107      1.45X       71.5%     64.8%
=================================================================================================================================


Minimum: 1.16x
Maximum: 2.61x
Weighted Average: 1.45x

                                      I-15

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

LOAN-TO-VALUE RATIOS



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          WEIGHTED
                                                       PERCENT BY     WEIGHTED      WEIGHTED               AVERAGE    WEIGHTED
                        NUMBER OF        AGGREGATE      AGGREGATE      AVERAGE       AVERAGE   WEIGHTED    CUT-OFF     AVERAGE
                         MORTGAGE     CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING    AVERAGE       DATE     BALLOON
LOAN-TO-VALUE RATIO (%)     LOANS       BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)   DSCR (X)    LTV (%)     LTV (%)
-------------------------------------------------------------------------------------------------------------------------------

30.1 - 40.0                     2        3,784,903            0.2        5.735           117       2.50       36.0        28.9
40.1 - 50.0                     3      157,552,655            6.5        5.208            68       1.81       48.7        43.9
50.1 - 60.0                     8      107,914,966            4.4        5.462            98       1.68       56.7        48.0
60.1 - 70.0                    36      462,795,214           19.0        5.492           115       1.46       68.5        61.4
70.1 - 80.0                   100    1,690,379,567           69.4        5.517           109       1.40       75.3        68.8
80.1 >=                         2       12,792,540            0.5        5.436           117       1.49       80.2        70.5
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        151   $2,435,219,846         100.0%       5.490%           107      1.45X      71.5%       64.8%
===============================================================================================================================


Minimum: 34.0%
Maximum: 80.5%
Weighted Average: 71.5%

BALLOON LOAN-TO-VALUE RATIOS



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                              WEIGHTED
                                                              PERCENT BY    WEIGHTED     WEIGHTED              AVERAGE WEIGHTED
                                NUMBER OF       AGGREGATE      AGGREGATE     AVERAGE      AVERAGE   WEIGHTED   CUT-OFF  AVERAGE
                                 MORTGAGE    CUT-OFF DATE   CUT-OFF DATE    MORTGAGE    REMAINING    AVERAGE      DATE  BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)     LOANS      BALANCE ($)    BALANCE (%)    RATE (%)  TERM (MOS.)   DSCR (X)   LTV (%)  LTV (%)
--------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                             2       3,784,903            0.2       5.735          117       2.50      36.0     28.9
30.1 - 40.0                             4      55,043,483            2.3       6.051          116       2.28      47.1     36.1
40.1 - 50.0                             7     166,656,894            6.8       5.128           71       1.64      52.3     46.0
50.1 - 60.0                            49     560,719,223           23.0       5.481          115       1.48      70.0     55.6
60.1 - 70.0                            69     682,485,812           28.0       5.441          114       1.42      73.8     65.8
70.1 - 80.0                            20     966,529,531           39.7       5.558          104       1.38      75.5     74.5
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                151  $2,435,219,846         100.0%      5.490%          107      1.45X     71.5%    64.8%
================================================================================================================================


Minimum: 28.5%
Maximum: 79.5%
Weighted Average: 64.8%

                                      I-16

                                   APPENDIX I
                           MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

AMORTIZATION TYPES



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             WEIGHTED
                                                         PERCENT BY    WEIGHTED     WEIGHTED                  AVERAGE    WEIGHTED
                       NUMBER OF         AGGREGATE        AGGREGATE     AVERAGE      AVERAGE     WEIGHTED     CUT-OFF     AVERAGE
                        MORTGAGE      CUT-OFF DATE     CUT-OFF DATE    MORTGAGE    REMAINING      AVERAGE        DATE     BALLOON
AMORTIZING TYPES           LOANS        BALANCE ($)      BALANCE (%)    RATE (%)  TERM (MOS.)     DSCR (X)     LTV (%)     LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon           105     1,039,725,846             42.7       5.428          107         1.48        67.6        55.5
Interest Only                 10     1,011,580,000             41.5       5.578          105         1.37        74.0        74.0
Interest Only, Then
   Amortizing Balloon         36       383,914,000             15.8       5.424          116         1.62        75.3        65.9
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       151    $2,435,219,846           100.0%      5.490%          107        1.45X       71.5%       64.8%
==================================================================================================================================


                                      I-17

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 1

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT
RESTRICTIONS         AUG-05         AUG-06         AUG-07         AUG-08         AUG-09         AUG-10         AUG-11         AUG-12
------------------------------------------------------------------------------------------------------------------------------------

Locked Out          100.00%        100.00%         88.06%         85.68%         85.07%         88.59%         88.63%         88.39%
Greater of
 YM and
 1.00%                0.00%          0.00%         11.88%         14.26%         14.87%         11.34%         11.30%         11.54%
Yield
 Maintenance          0.00%          0.00%          0.06%          0.06%          0.06%          0.07%          0.07%          0.07%
Open                  0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              100.00%        100.00%        100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance
 Outstanding $2,435,219,846 $2,418,767,287 $2,399,380,866 $2,377,552,062 $2,354,020,876 $1,976,799,508 $1,952,198,618 $1,877,908,871
% Initial
 Pool
 Balance            100.00%         99.32%         98.53%         97.63%         96.67%         81.18%         80.17%         77.11%
====================================================================================================================================




-------------------------------------------------------------------------------------------------------------

PREPAYMENT
RESTRICTIONS         AUG-13         AUG-14     AUG-15     AUG-16      AUG-17     AUG-18     AUG-19     AUG-20
-------------------------------------------------------------------------------------------------------------

Locked Out           88.02%         85.52%    100.00%    100.00%     100.00%    100.00%    100.00%      0.00%
Greater of
 YM and
 1.00%               11.49%         11.30%      0.00%      0.00%       0.00%      0.00%      0.00%      0.00%
Yield
 Maintenance          0.07%          0.07%      0.00%      0.00%       0.00%      0.00%      0.00%      0.00%
Open                  0.42%          3.11%      0.00%      0.00%       0.00%      0.00%      0.00%      0.00%
-------------------------------------------------------------------------------------------------------------
TOTAL:              100.00%        100.00%    100.00%    100.00%     100.00%    100.00%    100.00%      0.00%
-------------------------------------------------------------------------------------------------------------
Pool Balance
 Outstanding $1,851,625,729 $1,778,829,309 $4,733,759 $4,607,561  $4,473,191 $4,330,918 $4,180,277         $0
% Initial
 Pool
 Balance             76.04%         73.05%      0.19%      0.19%       0.18%      0.18%      0.17%      0.00%
=============================================================================================================


Notes:
(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2) See Appendix II of the Prospectus Supplement for a description of the Yield
    Maintenance
(3) Def/YM1 loans have been modeled as Yield Maintenance

                                      I-18

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

MORTGAGE LOAN SELLERS



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              WEIGHTED
                                                             PERCENT BY     WEIGHTED    WEIGHTED               AVERAGE    WEIGHTED
                              NUMBER OF        AGGREGATE      AGGREGATE      AVERAGE     AVERAGE    WEIGHTED   CUT-OFF     AVERAGE
                               MORTGAGE     CUT-OFF DATE   CUT-OFF DATE     MORTGAGE   REMAINING     AVERAGE      DATE     BALLOON
LOAN SELLER                       LOANS       BALANCE ($)    BALANCE (%)     RATE (%) TERM (MOS.)    DSCR (X)   LTV (%)     LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
 Capital Inc.                        15      224,438,094           70.4        5.205          96        1.51      71.7        65.2
Prudential Mortgage Capital
 Funding, LLC                         6       67,761,253           21.3        5.380          86        1.37      73.8        67.9
Wells Fargo Bank, National
 Association                          2       14,689,480            4.6        5.182         116        1.34      65.8        54.8
SunTrust Bank                         3       11,945,527            3.7        5.368         117        1.61      74.4        60.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               26     $318,834,354         100.0%       5.247%          96       1.47X     71.9%       65.2%
===================================================================================================================================


CUT-OFF DATE BALANCES



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              WEIGHTED
                                                          PERCENT BY    WEIGHTED        WEIGHTED               AVERAGE  WEIGHTED
                           NUMBER OF       AGGREGATE       AGGREGATE     AVERAGE         AVERAGE   WEIGHTED    CUT-OFF   AVERAGE
                            MORTGAGE    CUT-OFF DATE    CUT-OFF DATE    MORTGAGE       REMAINING    AVERAGE       DATE   BALLOON
CUT-OFF DATE BALANCE ($)       LOANS      BALANCE ($)     BALANCE (%)    RATE (%)     TERM (MOS.)   DSCR (X)    LTV (%)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

1,000,001 - 2,000,000              2       3,495,527             1.1       5.725             112       1.58       68.5      57.7
2,000,001 - 3,000,000              4      11,673,803             3.7       5.736              98       1.33       69.7      60.8
3,000,001 - 4,000,000              1       3,889,203             1.2       5.840             117       1.20       77.8      66.0
4,000,001 - 5,000,000              4      17,848,675             5.6       5.396             118       1.38       72.0      60.6
5,000,001 - 6,000,000              1       5,344,434             1.7       5.090             119       1.20       76.3      63.2
7,000,001 - 8,000,000              1       7,040,000             2.2       4.690              58       1.73       74.1      69.5
8,000,001 - 9,000,000              1       8,450,000             2.7       5.220             119       1.62       76.8      62.2
10,000,001 - 15,000,000            7      91,914,649            28.8       5.491             127       1.41       71.3      58.8
15,000,001 - 20,000,000            3      50,428,061            15.8       5.308             116       1.45       76.3      68.4
30,000,001 >=                      2     118,750,000            37.2       4.971              58       1.55       70.0      70.0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            26    $318,834,354          100.0%      5.247%              96      1.47X      71.9%     65.2%
=================================================================================================================================


Minimum: $1,715,775
Maximum: $82,750,000
Weighted Average: $12,262,860

                                      I-19

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

STATES



------------------------------------------------------------------------------------------------------------------------------------

                                                           PERCENT BY    WEIGHTED     WEIGHTED                   WEIGHTED  WEIGHTED
                            NUMBER OF        AGGREGATE      AGGREGATE     AVERAGE      AVERAGE    WEIGHTED        AVERAGE   AVERAGE
                            MORTGAGED     CUT-OFF DATE   CUT-OFF DATE    MORTGAGE    REMAINING     AVERAGE   CUT-OFF DATE   BALLOON
STATE                      PROPERTIES       BALANCE ($)    BALANCE (%)    RATE (%)  TERM (MOS.)    DSCR (X)        LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

Florida                             5       67,078,752           21.0       5.242          100        1.55           70.0      63.8
California                          4       57,851,032           18.1       5.204           80        1.35           75.1      70.7
  California - Southern             2       41,344,434           13.0       5.229           65        1.38           78.7      77.0
  California - Northern             2       16,506,597            5.2       5.140          118        1.26           66.1      54.9
North Carolina                      3       32,147,434           10.1       5.325          114        1.32           70.3      58.9
Pennsylvania                        2       32,003,050           10.0       5.438          117        1.45           79.3      70.6
Minnesota                           1       29,105,000            9.1       4.850           58        1.61           66.1      66.1
Massachusetts                       2       21,636,953            6.8       5.197          117        1.46           78.8      70.4
Texas                               2       21,550,203            6.8       5.029           69        1.54           68.2      66.1
Washington                          1       13,232,351            4.2       5.780          119        1.40           58.4      45.1
Connecticut                         1       10,850,000            3.4       5.490          116        1.66           70.9      60.1
New York                            2        9,808,426            3.1       4.969           72        1.62           72.7      66.5
Virginia                            1        8,450,000            2.7       5.220          119        1.62           76.8      62.2
Nevada                              2        5,966,791            1.9       5.745           84        1.39           68.1      61.1
Oregon                              1        4,500,000            1.4       5.260          119        1.55           80.2      68.4
New Jersey                          1        2,938,586            0.9       5.770          116        1.19           73.5      62.2
Georgia                             1        1,715,775            0.5       5.470          115        1.69           65.4      54.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             29     $318,834,354         100.0%      5.247%           96       1.47X          71.9%     65.2%
====================================================================================================================================


PROPERTY TYPES



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             WEIGHTED
                                                           PERCENT BY     WEIGHTED      WEIGHTED              AVERAGE     WEIGHTED
                              NUMBER OF      AGGREGATE      AGGREGATE      AVERAGE       AVERAGE  WEIGHTED    CUT-OFF      AVERAGE
                              MORTGAGED   CUT-OFF DATE   CUT-OFF DATE     MORTGAGE     REMAINING   AVERAGE       DATE      BALLOON
PROPERTY TYPE                PROPERTIES     BALANCE ($)    BALANCE (%)     RATE (%)   TERM (MOS.)  DSCR (X)    LTV (%)      LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Multifamily
   Garden                            17    150,402,262           47.2        5.385           122      1.42       73.6         62.2
   Student Housing                    5    118,750,000           37.2        4.971            58      1.55       70.0         70.0
   High-Rise                          1     17,600,000            5.5        5.510           119      1.48       79.8         74.3
   Mid-Rise                           2      9,808,426            3.1        4.969            72      1.62       72.7         66.5
   Low-Rise                           2      7,325,539            2.3        5.632           117      1.22       74.0         62.4
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL                       27   $303,886,227          95.3%       5.223%            95     1.48X      72.6%        66.1%
                           --------------------------------------------------------------------------------------------------------
Mixed Use
   Multifamily/Hospitality            1     13,232,351            4.2        5.780           119      1.40       58.4         45.1
   Multifamily/Retail                 1      1,715,775            0.5        5.470           115      1.69       65.4         54.5
-----------------------------------------------------------------------------------------------------------------------------------
      SUBTOTAL                        2    $14,948,126           4.7%       5.744%           119     1.43X      59.2%        46.2%
                           --------------------------------------------------------------------------------------------------------
TOTAL:                               29   $318,834,354         100.0%       5.247%            96     1.47x      71.9%        65.2%
===================================================================================================================================


                                      I-20

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

MORTGAGE RATES



------------------------------------------------------------------------------------------------------------------------------

                                                     PERCENT BY   WEIGHTED      WEIGHTED                  WEIGHTED   WEIGHTED
                                       AGGREGATE      AGGREGATE    AVERAGE       AVERAGE    WEIGHTED       AVERAGE    AVERAGE
                       NUMBER OF    CUT-OFF DATE   CUT-OFF DATE   MORTGAGE     REMAINING     AVERAGE  CUT-OFF DATE    BALLOON
MORTGAGE RATE (%) MORTGAGE LOANS      BALANCE ($)    BALANCE (%)   RATE (%)   TERM (MOS.)    DSCR (X)       LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                  2      89,790,000           28.2      4.837            58        1.62          66.7       66.4
5.001 - 5.500                 13     147,167,290           46.2      5.260           102        1.42          74.8       66.3
5.501 - 6.000                 11      81,877,063           25.7      5.674           127        1.42          72.5       61.7
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        26    $318,834,354         100.0%     5.247%            96       1.47X         71.9%      65.2%
==============================================================================================================================


Minimum: 4.690%
Maximum: 5.970%
Weighted Average: 5.247%

ORIGINAL TERMS TO STATED MATURITY



----------------------------------------------------------------------------------------------------------------------------------

                                                           PERCENT BY    WEIGHTED     WEIGHTED                 WEIGHTED  WEIGHTED
                                            AGGREGATE       AGGREGATE     AVERAGE      AVERAGE   WEIGHTED       AVERAGE   AVERAGE
ORIGINAL TERM TO             NUMBER OF   CUT-OFF DATE    CUT-OFF DATE    MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE   BALLOON
STATED MATURITY (MOS.)  MORTGAGE LOANS     BALANCE ($)     BALANCE (%)    RATE (%)  TERM (MOS.)   DSCR (X)       LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

1 - 60                               4    128,778,645            40.4       4.977           58       1.55          70.4      70.0
61 - 120                            20    160,740,709            50.4       5.385          116       1.41          72.7      62.0
121 - 180                            2     29,315,000             9.2       5.680          152       1.47          74.7      61.3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              26   $318,834,354          100.0%      5.247%           96      1.47X         71.9%     65.2%
==================================================================================================================================


Minimum: 60 mos.
Maximum: 156 mos.
Weighted Average: 99 mos.

                                      I-21

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

REMAINING TERMS TO STATED MATURITY



----------------------------------------------------------------------------------------------------------------------------------

                                                        PERCENT BY    WEIGHTED      WEIGHTED                  WEIGHTED   WEIGHTED
                         NUMBER OF       AGGREGATE       AGGREGATE     AVERAGE       AVERAGE   WEIGHTED        AVERAGE    AVERAGE
REMAINING TERM TO         MORTGAGE    CUT-OFF DATE    CUT-OFF DATE    MORTGAGE     REMAINING    AVERAGE   CUT-OFF DATE    BALLOON
STATED MATURITY (MOS.)       LOANS      BALANCE ($)     BALANCE (%)    RATE (%)   TERM (MOS.)   DSCR (X)        LTV (%)    LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

1 - 60                           4     128,778,645            40.4       4.977            58       1.55           70.4       70.0
61 - 120                        20     160,740,709            50.4       5.385           116       1.41           72.7       62.0
121 - 180                        2      29,315,000             9.2       5.680           152       1.47           74.7       61.3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          26    $318,834,354          100.0%      5.247%            96      1.47X          71.9%      65.2%
==================================================================================================================================


Minimum: 56 mos.
Maximum: 152 mos.
Weighted Average: 96 mos.

ORIGINAL AMORTIZATION TERMS



---------------------------------------------------------------------------------------------------------------------------------

                                                        PERCENT BY      WEIGHTED    WEIGHTED                  WEIGHTED  WEIGHTED
                         NUMBER OF        AGGREGATE      AGGREGATE       AVERAGE     AVERAGE   WEIGHTED        AVERAGE   AVERAGE
ORIGINAL AMORTIZATION     MORTGAGE     CUT-OFF DATE   CUT-OFF DATE      MORTGAGE   REMAINING    AVERAGE   CUT-OFF DATE   BALLOON
TERM (MOS.)                  LOANS       BALANCE ($)    BALANCE (%)      RATE (%) TERM (MOS.)   DSCR (X)        LTV (%)   LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
   Interest Only                 2      118,750,000           37.2         4.971          58       1.55           70.0      70.0
   241 - 300                     1       13,232,351            4.2         5.780         119       1.40           58.4      45.1
   301 - 360                    23      186,852,002           58.6         5.385         119       1.43           74.1      63.5
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          26     $318,834,354         100.0%        5.247%          96      1.47X          71.9%     65.2%
=================================================================================================================================


Minimum: 300 mos.
Maximum: 360 mos.
Weighted Average: 353 mos.

                                      I-22

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

REMAINING AMORTIZATION TERMS



------------------------------------------------------------------------------------------------------------------------------------

                                                         PERCENT BY      WEIGHTED     WEIGHTED                  WEIGHTED   WEIGHTED
                                             AGGREGATE    AGGREGATE       AVERAGE      AVERAGE  WEIGHTED         AVERAGE    AVERAGE
REMAINING AMORTIZATION         NUMBER OF  CUT-OFF DATE CUT-OFF DATE      MORTGAGE    REMAINING   AVERAGE    CUT-OFF DATE    BALLOON
TERM (MOS.)               MORTGAGE LOANS    BALANCE ($)  BALANCE (%)      RATE (%)  TERM (MOS.)  DSCR (X)         LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
   Interest Only                       2   118,750,000         37.2         4.971           58      1.55            70.0       70.0
   241 - 300                           1    13,232,351          4.2         5.780          119      1.40            58.4       45.1
   301 - 360                          23   186,852,002         58.6         5.385          119      1.43            74.1       63.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                26  $318,834,354       100.0%        5.247%           96     1.47X           71.9%      65.2%
====================================================================================================================================


Minimum: 299 mos.
Maximum: 360 mos.
Weighted Average: 350 mos.

DEBT SERVICE COVERAGE RATIOS



------------------------------------------------------------------------------------------------------------------------------------

                                                       PERCENT BY      WEIGHTED     WEIGHTED                  WEIGHTED     WEIGHTED
                                         AGGREGATE      AGGREGATE       AVERAGE      AVERAGE    WEIGHTED       AVERAGE      AVERAGE
DEBT SERVICE               NUMBER OF  CUT-OFF DATE   CUT-OFF DATE      MORTGAGE    REMAINING     AVERAGE  CUT-OFF DATE      BALLOON
COVERAGE RATIO (X)    MORTGAGE LOANS    BALANCE ($)    BALANCE (%)      RATE (%)  TERM (MOS.)    DSCR (X)       LTV (%)      LTV (%)
------------------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                        5    29,370,402            9.2         5.382          116        1.19          72.8         61.0
1.21 - 1.30                        3    19,086,932            6.0         5.303          107        1.28          69.8         59.4
1.31 - 1.40                        3    31,578,838            9.9         5.534          115        1.37          64.2         52.3
1.41 - 1.50                        6    99,097,802           31.1         5.451          105        1.44          77.7         70.7
1.51 - 1.60                        4    28,894,604            9.1         5.241          117        1.54          76.5         67.6
1.61 - 1.70                        4   103,765,775           32.5         4.957           70        1.62          67.5         65.0
1.71 - 1.80                        1     7,040,000            2.2         4.690           58        1.73          74.1         69.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            26  $318,834,354         100.0%        5.247%           96       1.47X         71.9%        65.2%
====================================================================================================================================


Minimum: 1.17x
Maximum: 1.73x
Weighted Average: 1.47x

                                      I-23

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

LOAN-TO-VALUE RATIOS



-----------------------------------------------------------------------------------------------------------------------------------

                                                            PERCENT BY   WEIGHTED    WEIGHTED                  WEIGHTED   WEIGHTED
                                               AGGREGATE     AGGREGATE    AVERAGE     AVERAGE    WEIGHTED       AVERAGE    AVERAGE
                              NUMBER OF     CUT-OFF DATE  CUT-OFF DATE   MORTGAGE   REMAINING     AVERAGE  CUT-OFF DATE    BALLOON
LOAN-TO-VALUE RATIO (%)  MORTGAGE LOANS       BALANCE ($)   BALANCE (%)   RATE (%) TERM (MOS.)    DSCR (X)       LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

50.1 - 60.0                           1       13,232,351           4.2      5.780         119        1.40          58.4       45.1
60.1 - 70.0                           8      126,463,464          39.7      5.009          78        1.52          66.4       62.6
70.1 - 80.0                          16      174,638,539          54.8      5.379         107        1.44          76.7       68.4
80.1 >=                               1        4,500,000           1.4      5.260         119        1.55          80.2       68.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               26     $318,834,354        100.0%     5.247%          96       1.47X         71.9%      65.2%
===================================================================================================================================


Minimum: 58.4%
Maximum: 80.2%
Weighted Average: 71.9%

BALLOON LOAN-TO-VALUE RATIOS



---------------------------------------------------------------------------------------------------------------------------------

                                                         PERCENT BY    WEIGHTED     WEIGHTED                 WEIGHTED   WEIGHTED
                                            AGGREGATE     AGGREGATE     AVERAGE      AVERAGE   WEIGHTED       AVERAGE    AVERAGE
BALLOON LOAN-TO-VALUE        NUMBER OF   CUT-OFF DATE  CUT-OFF DATE    MORTGAGE    REMAINING    AVERAGE  CUT-OFF DATE    BALLOON
RATIO (%)               MORTGAGE LOANS     BALANCE ($)   BALANCE (%)    RATE (%)  TERM (MOS.)   DSCR (X)       LTV (%)    LTV (%)
---------------------------------------------------------------------------------------------------------------------------------

40.1 - 50.0                          1     13,232,351           4.2       5.780          119       1.40          58.4       45.1
50.1 - 60.0                          7     43,713,464          13.7       5.310          115       1.36          67.1       56.1
60.1 - 70.0                         14    188,049,894          59.0       5.173           94       1.51          71.1       64.4
70.1 - 80.0                          4     73,838,645          23.2       5.304           86       1.45          79.3       76.0
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              26   $318,834,354        100.0%      5.247%           96      1.47X         71.9%      65.2%
=================================================================================================================================


Minimum: 45.1%
Maximum: 79.1%
Weighted Average: 65.2%

                                      I-24

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

AMORTIZATION TYPES



-----------------------------------------------------------------------------------------------------------------------------------

                                                             PERCENT BY  WEIGHTED    WEIGHTED                   WEIGHTED  WEIGHTED
                                               AGGREGATE      AGGREGATE   AVERAGE     AVERAGE    WEIGHTED        AVERAGE   AVERAGE
                                NUMBER OF   CUT-OFF DATE   CUT-OFF DATE  MORTGAGE   REMAINING     AVERAGE   CUT-OFF DATE   BALLOON
AMORTIZING TYPES           MORTGAGE LOANS     BALANCE ($)    BALANCE (%)  RATE (%) TERM (MOS.)    DSCR (X)        LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon                     16    105,079,354           33.0     5.432         114        1.33           69.9      58.3
Interest Only                           2    118,750,000           37.2     4.971          58        1.55           70.0      70.0
Interest Only,
   Then Amortizing Balloon              8     95,005,000           29.8     5.389         124        1.54           76.6      66.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 26   $318,834,354         100.0%    5.247%          96       1.47X          71.9%     65.2%
====================================================================================================================================


                                      I-25

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION
                                  LOAN GROUP 2

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



--------------------------------------------------------------------------------------------------------------------------

PREPAYMENT
RESTRICTIONS       AUG-05       AUG-06       AUG-07        AUG-08        AUG-09       AUG-10         AUG-11         AUG-12
--------------------------------------------------------------------------------------------------------------------------

Locked Out        100.00%      100.00%       62.34%        61.13%        60.80%       98.46%         98.46%         98.46%
Greater of
 YM and
 1.00%              0.00%        0.00%       37.66%        38.87%        39.20%        1.54%          1.54%          1.54%
Open                0.00%        0.00%        0.00%         0.00%         0.00%        0.00%          0.00%          0.00%
--------------------------------------------------------------------------------------------------------------------------
TOTAL:            100.00%      100.00%      100.00%       100.00%       100.00%      100.00%        100.00%        100.00%
--------------------------------------------------------------------------------------------------------------------------
Pool Balance
 Outstanding $318,834,354 $317,335,456 $315,302,943  $312,822,362  $310,100,176 $178,943,576   $175,689,864   $172,279,224
% Initial
 Pool
 Balance          100.00%       99.53%       98.89%        98.11%        97.26%       56.12%         55.10%         54.03%
==========================================================================================================================




-------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTIONS               AUG-13       AUG-14        AUG-15         AUG-16         AUG-17    AUG-18
-------------------------------------------------------------------------------------------------------------------

Locked Out                            98.46%       96.11%       100.00%        100.00%        100.00%     0.00%
Greater of YM and 1.00%                1.54%        1.54%         0.00%          0.00%          0.00%     0.00%
Open                                   0.00%        2.35%         0.00%          0.00%          0.00%     0.00%
-------------------------------------------------------------------------------------------------------------------
TOTAL:                               100.00%      100.00%       100.00%        100.00%        100.00%     0.00%
-------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding        $168,649,042 $164,813,757   $25,608,069    $25,034,579    $24,423,083        $0
% Initial Pool Balance                52.90%       51.69%         8.03%          7.85%          7.66%     0.00%
===================================================================================================================


Notes:

(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement
(2) See Appendix II of the Prospectus Supplement for a description of the Yield
    Maintenance
(3) Def/YM1 loans have been modeled as Yield Maintenance

                                      I-26

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE    CMSA       CMSA      MORTGAGE        LOAN
LOAN NO.  LOAN NO. PROPERTY NO.  LOAN SELLER(1) GROUP  PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------------------------------------

    1         1       1-001      MSMC             1    Lincoln Square Retail
    2         2       2-001      MSMC             1    1500 Broadway
                                                       U-Haul Portfolio Roll-up
    3         3       3-001      MSMC             1    U-Haul Shea Stadium (I) (A)
    4                 3-002      MSMC             1    Spring U-Haul Center (I) (A)
    5                 3-003      MSMC             1    U-Haul Center Pelham (I) (A)
    6                 3-004      MSMC             1    U-Haul Ct Summer Av (I) (A)
    7                 3-005      MSMC             1    U-Haul St Petersburg (I) (A)
    8                 3-006      MSMC             1    U-Haul Ctr Sherwood (I) (A)
    9                 3-007      MSMC             1    U-Haul Ctr Gresham (I) (A)
   10                 3-008      MSMC             1    U-Haul Center Of Manchester (I) (A)
   11                 3-009      MSMC             1    U-Haul Somerville (I) (A)
   12                 3-010      MSMC             1    U-Haul Rental East (I) (A)
   13                 3-011      MSMC             1    U-Haul Ctr Holt Ave (I) (A)
   14                 3-012      MSMC             1    U-Haul Ct Bardstown (I) (A)
   15                 3-013      MSMC             1    U-Haul Cumberland (I) (A)
   16                 3-014      MSMC             1    U-Haul Center Page Avenue (I) (A)
   17                 3-015      MSMC             1    U-Haul Livernois&&7M (I) (A)
   18                 3-016      MSMC             1    U-Haul Center Ben White (I) (A)
   19                 3-017      MSMC             1    U-Haul Center Of High Point (I) (A)
   20                 3-018      MSMC             1    U-Haul Ct South End (I) (A)
   21                 3-019      MSMC             1    U-Haul Of Reading (I) (A)
   22                 3-020      MSMC             1    U-Haul Center Of Keene (I) (A)
   23                 3-021      MSMC             1    U-Haul Ct E Sprague (I) (A)
   24                 3-022      MSMC             1    U-Haul Ct Of Aurora (I) (A)
   25                 3-023      MSMC             1    U-Haul Schenectady (I) (A)
   26                 3-024      MSMC             1    U-Haul Ct Sepulveda (I) (A)
   27                 3-025      MSMC             1    U-Haul Metro Center (I) (A)
   28                 3-026      MSMC             1    U-Haul Ct Eastgate (I) (A)
   29                 3-027      MSMC             1    U-Haul Ctr Of Provo (I) (A)
   30         4       4-001      MSMC             1    U-Haul Roosevelt Bl (II) (A)
   31                 4-002      MSMC             1    U-Haul Center Valley Blvd (II) (A)
   32                 4-003      MSMC             1    U-Haul Westside Erie (II) (A)
   33                 4-004      MSMC             1    U-Haul Northeast Ex (II) (A)
   34                 4-005      MSMC             1    U-Haul Andresen Road (II) (A)
   35                 4-006      MSMC             1    U-Haul University Avenue (II) (A)
   36                 4-007      MSMC             1    U-Haul Boulder Hwy (II) (A)
   37                 4-008      MSMC             1    U-Haul Ctr Rutledge (II) (A)
   38                 4-009      MSMC             1    U-Haul Center Hempstead (II) (A)
   39                 4-010      MSMC             1    U-Haul Ctr North Av (II) (A)
   40                 4-011      MSMC             1    U-Haul N Charleston (II) (A)
   41                 4-012      MSMC             1    U-Haul Apple Avenue (II) (A)
   42                 4-013      MSMC             1    U-Haul E Speedway (II) (A)
   43                 4-014      MSMC             1    U-Haul Ctr Sooner (II) (A)
   44                 4-015      MSMC             1    U-Haul Ctr Baytown (II) (A)
   45                 4-016      MSMC             1    U-Haul Ct Southside (II) (A)
   46                 4-017      MSMC             1    U-Haul Binghamton (II) (A)
   47                 4-018      MSMC             1    U-Haul Ctr Columbia (II) (A)
   48                 4-019      MSMC             1    U-Haul Ct Garland (II) (A)
   49                 4-020      MSMC             1    U-Haul Southwest (II) (A)
   50                 4-021      MSMC             1    U-Haul Ct Lorain Rd (II) (A)
   51                 4-022      MSMC             1    U-Haul Ctr Brockton (II) (A)
   52                 4-023      MSMC             1    U-Haul N Glenstone (II) (A)
   53                 4-024      MSMC             1    U-Haul W Kellogg (II) (A)
   54                 4-025      MSMC             1    U-Haul Baseline Rd (II) (A)
   55                 4-026      MSMC             1    U-Haul Ct Of Moscow (II) (A)
   56                 4-027      MSMC             1    U-Haul Center Of Greensboro (II) (A)
   57         5       5-001      MSMC             1    U-Haul Ctr Central Philadlphia (III) (A)
   58                 5-002      MSMC             1    U-Haul Center Waverly Road (III) (A)
   59                 5-003      MSMC             1    U-Haul 26Th And Indian School (III) (A)
   60                 5-004      MSMC             1    U-Haul Center Quail Springs (III) (A)
   61                 5-005      MSMC             1    U-Haul Evanston (III) (A)
   62                 5-006      MSMC             1    U-Haul Center La Brea (III) (A)
   63                 5-007      MSMC             1    U-Haul 34Th && Q (III) (A)
   64                 5-008      MSMC             1    U-Haul Roxborough (III) (A)
   65                 5-009      MSMC             1    U-Haul Hammond Sq (III) (A)
   66                 5-010      MSMC             1    U-Haul Ctr Route 9 (III) (A)
   67                 5-011      MSMC             1    U-Haul Clarksville (III) (A)
   68                 5-012      MSMC             1    U-Haul Center Ft Pierce (III) (A)
   69                 5-013      MSMC             1    U-Haul Huntington (III) (A)
   70                 5-014      MSMC             1    U-Haul I-80&&Manawa (III) (A)
   71                 5-015      MSMC             1    U-Haul Ctr Gateway (III) (A)
   72                 5-016      MSMC             1    U-Haul Center Garner (III) (A)
   73                 5-017      MSMC             1    U-Haul Stuebner Air (III) (A)
   74                 5-018      MSMC             1    U-Haul Ct Alexis Rd (III) (A)
   75                 5-019      MSMC             1    U-Haul Chula Vista (III) (A)
   76                 5-020      MSMC             1    U-Haul Glens Falls (III) (A)
   77                 5-021      MSMC             1    U-Haul Ct State St (III) (A)
   78                 5-022      MSMC             1    U-Haul Ctr Of Pearl (III) (A)
   79                 5-023      MSMC             1    U-Haul Wade Hampton (III) (A)
   80                 5-024      MSMC             1    U-Haul Jefferson Davis Highway (III) (A)
   81                 5-025      MSMC             1    U-Haul National Rd (III) (A)
   82                 5-026      MSMC             1    U-Haul New Britain (III) (A)
   83                 5-027      MSMC             1    U-Haul Ct Groes Ten (III) (A)
   84         6       6-001      MSMC             1    U-Haul Ctr Of Moreno Valley (IV) (A)
   85                 6-002      MSMC             1    U-Haul Ctr Hamden (IV) (A)
   86                 6-003      MSMC             1    U-Haul Of Gardena (IV) (A)
   87                 6-004      MSMC             1    U-Haul Ctr Edgewood (IV) (A)
   88                 6-005      MSMC             1    U-Haul Norristown (IV) (A)
   89                 6-006      MSMC             1    U-Haul Leominster (IV) (A)
   90                 6-007      MSMC             1    U-Haul Center Midtown (IV) (A)
   91                 6-008      MSMC             1    U-Haul Chinden Blvd (IV) (A)
   92                 6-009      MSMC             1    U-Haul 24Th & Mcdowel (IV) (A)
   93                 6-010      MSMC             1    U-Haul Ctr Of Janaf (IV) (A)
   94                 6-011      MSMC             1    U-Haul Ctr Central (IV) (A)
   95                 6-012      MSMC             1    U-Haul Appleton (IV) (A)
   96                 6-013      MSMC             1    U-Haul East Side (IV) (A)
   97                 6-014      MSMC             1    U-Haul Canyon&&Wester (IV) (A)
   98                 6-015      MSMC             1    U-Haul Hillwood Pla (IV) (A)
   99                 6-016      MSMC             1    U-Haul Burlingame (IV) (A)
   100                6-017      MSMC             1    U-Haul Center Capital Blvd (IV) (A)
   101                6-018      MSMC             1    U-Haul Ct Red Bluff (IV) (A)
   102                6-019      MSMC             1    U-Haul Center Riverside (IV) (A)
   103                6-020      MSMC             1    U-Haul Broadway Ave (IV) (A)
   104                6-021      MSMC             1    U-Haul Center Duluth (IV) (A)
   105                6-022      MSMC             1    U-Haul Center Of West Babylon (IV) (A)
   106                6-023      MSMC             1    U-Haul Center Main Street (IV) (A)
   107                6-024      MSMC             1    U-Haul Southside (IV) (A)
   108                6-025      MSMC             1    U-Haul Montgomery H (IV) (A)
   109                6-026      MSMC             1    U-Haul Center Pass Road (IV) (A)
   110                6-027      MSMC             1    U-Haul Spartanburg (IV) (A)
   111        7       7-001      MSMC             1    Woodlake U-Haul Center (V) (A)
   112                7-002      MSMC             1    U-Haul Center Kingwood (V) (A)
   113                7-003      MSMC             1    U-Haul Center Of Ashley Road (V) (A)
   114                7-004      MSMC             1    U-Haul White Plains (V) (A)
   115                7-005      MSMC             1    U-Haul Ct Chelteham (V) (A)
   116                7-006      MSMC             1    U-Haul Portsmouth (V) (A)
   117                7-007      MSMC             1    U-Haul Ct Of Mather (V) (A)
   118                7-008      MSMC             1    U-Haul Wyoming Valley (V) (A)
   119                7-009      MSMC             1    U-Haul Tara Blvd (V) (A)
   120                7-010      MSMC             1    U-Haul Center Midtown (V) (A)
   121                7-011      MSMC             1    U-Haul Midway Rental (V) (A)
   122                7-012      MSMC             1    U-Haul New Utrecht (V) (A)
   123                7-013      MSMC             1    U-Haul Ctr 5Th Ave (V) (A)
   124                7-014      MSMC             1    U-Haul Idaho Falls (V) (A)
   125                7-015      MSMC             1    U-Haul Ctr Midway (V) (A)
   126                7-016      MSMC             1    U-Haul Mcloughlin (V) (A)
   127                7-017      MSMC             1    U-Haul 7 Mi Van Dyk (V) (A)
   128                7-018      MSMC             1    U-Haul Bowling Green (V) (A)
   129                7-019      MSMC             1    U-Haul Center Southeast (V) (A)
   130                7-020      MSMC             1    U-Haul Fall River (V) (A)
   131                7-021      MSMC             1    U-Haul Ct Mile High (V) (A)
   132                7-022      MSMC             1    U-Haul Center Calumet (V) (A)
   133                7-023      MSMC             1    U-Haul Center Bremerton (V) (A)
   134                7-024      MSMC             1    U-Haul Ct N Watkins (V) (A)
   135                7-025      MSMC             1    U-Haul Cape Girard (V) (A)
   136                7-026      MSMC             1    U-Haul Ctr Ft Smith (V) (A)
   137        8       8-001      MSMC             1    U-Haul Grand Concourse (VI) (A)
   138                8-002      MSMC             1    U-Haul Center Lafayette (VI) (A)
   139                8-003      MSMC             1    U-Haul Capitol Ave (VI) (A)
   140                8-004      MSMC             1    U-Haul South Centra (VI) (A)
   141                8-005      MSMC             1    U-Haul Center Eastside (VI) (A)
   142                8-006      MSMC             1    U-Haul Castleton (VI) (A)
   143                8-007      MSMC             1    U-Haul Overbrook (VI) (A)
   144                8-008      MSMC             1    U-Haul Ct Broad St (VI) (A)
   145                8-009      MSMC             1    U-Haul Ctr Barstow (VI) (A)
   146                8-010      MSMC             1    U-Haul Center Seven Hill (VI) (A)
   147                8-011      MSMC             1    U-Haul South Shore (VI) (A)
   148                8-012      MSMC             1    U-Haul Ctr Colonie (VI) (A)
   149                8-013      MSMC             1    U-Haul Ctr Madison (VI) (A)
   150                8-014      MSMC             1    U-Haul W Columbia (VI) (A)
   151                8-015      MSMC             1    U-Haul Western Ave (VI) (A)
   152                8-016      MSMC             1    U-Haul Plainfield (VI) (A)
   153                8-017      MSMC             1    U-Haul Ct Joy Road (VI) (A)
   154                8-018      MSMC             1    U-Haul Center North County (VI) (A)
   155                8-019      MSMC             1    U-Haul Ct Jonesboro (VI) (A)
   156                8-020      MSMC             1    U-Haul Winters Frwy (VI) (A)
   157                8-021      MSMC             1    U-Haul Center Mesa Road (VI) (A)
   158                8-022      MSMC             1    U-Haul Erie && High (VI) (A)
   159                8-023      MSMC             1    U-Haul East Lake (VI) (A)
   160                8-024      MSMC             1    U-Haul Ct Lima Mall (VI) (A)
   161                8-025      MSMC             1    U-Haul Center Third Street (VI) (A)
   162                8-026      MSMC             1    U-Haul Of Lebanon (VI) (A)
   163                8-027      MSMC             1    U-Haul Mobile Hwy (VI) (A)
   164        9       9-001      MSMC             1    Landmark @ One Market
   165       10       10-001     MSMC             1    Coronado Center
                                                       Melrose Portfolio Roll-up
   166       11       11-001     MSMC             2    Melrose Minneapolis (VII)
   167                11-002     MSMC             2    Melrose Jacksonville (VII)
   168                11-003     MSMC             2    Melrose College Station (VII)
   169                11-004     MSMC             2    Melrose Gainesville (VII)
   170       12       12-001     WFB              1    Tanasbourne Town Center
   171       13       13-001     PMCF             1    Oviedo Marketplace
   172       14       14-001     MSMC             1    Uptown Park
   173       15       15-001     WFB              1    Arrowhead Crossing
   174       16       16-001     MSMC             1    2500 Central Park Avenue
   175       17       17-001     WFB              1    Boca Park Phase I
   176       18       18-001     WFB              1    Eagan Promenade
   177       19       19-001     PMCF             2    Tropicana Gardens
   178       20       20-001     WFB              1    Maple Grove
   179       21       21-001     MSMC             1    Delco Plaza of Hicksville
   180       22       22-001     MSMC             1    Skyline Industrial
   181       23       23-001     MSMC             1    County Line Commerce Center
                                                       FRIS Chkn Portfolio Roll-up
   182       24       24-001     WFB              1    FRIS Chkn, LLC A-Note - CFC-00286 (VIII)
   183                24-002     WFB              1    FRIS Chkn, LLC A-Note - CFC-00300 (VIII)
   184                24-003     WFB              1    FRIS Chkn, LLC A-Note - CFC-00301 (VIII)
   185                24-004     WFB              1    FRIS Chkn, LLC A-Note - CFC-00309 (VIII)
   186                24-005     WFB              1    FRIS Chkn, LLC A-Note - CFC-00342 (VIII)
   187                24-006     WFB              1    FRIS Chkn, LLC A-Note - CFC-00347 (VIII)
   188                24-007     WFB              1    FRIS Chkn, LLC A-Note - CFC-00349 (VIII)
   189                24-008     WFB              1    FRIS Chkn, LLC A-Note - CFC-00350 (VIII)
   190                24-009     WFB              1    FRIS Chkn, LLC A-Note - CFC-00365 (VIII)
   191                24-010     WFB              1    FRIS Chkn, LLC A-Note - CFC-00395 (VIII)
   192                24-011     WFB              1    FRIS Chkn, LLC A-Note - CFC-00401 (VIII)
   193                24-012     WFB              1    FRIS Chkn, LLC A-Note - CFC-00404 (VIII)
   194                24-013     WFB              1    FRIS Chkn, LLC A-Note - CFC-00423 (VIII)
   195                24-014     WFB              1    FRIS Chkn, LLC A-Note - CFC-00424 (VIII)
   196                24-015     WFB              1    FRIS Chkn, LLC A-Note - CFC-00428 (VIII)
   197                24-016     WFB              1    FRIS Chkn, LLC A-Note - CFC-00443 (VIII)
   198                24-017     WFB              1    FRIS Chkn, LLC A-Note - CFC-00448 (VIII)
   199                24-018     WFB              1    FRIS Chkn, LLC A-Note - CFC-00450 (VIII)
   200                24-019     WFB              1    FRIS Chkn, LLC A-Note - CFC-00455 (VIII)
   201                24-020     WFB              1    FRIS Chkn, LLC A-Note - CFC-00457 (VIII)
   202                24-021     WFB              1    FRIS Chkn, LLC A-Note - CFC-00468 (VIII)
   203                24-022     WFB              1    FRIS Chkn, LLC A-Note - CFC-00470 (VIII)
   204                24-023     WFB              1    FRIS Chkn, LLC A-Note - CFC-00481 (VIII)
   205                24-024     WFB              1    FRIS Chkn, LLC A-Note - CFC-00496 (VIII)
   206                24-025     WFB              1    FRIS Chkn, LLC A-Note - CFC-00518 (VIII)
   207                24-026     WFB              1    FRIS Chkn, LLC A-Note - CFC-00556 (VIII)
   208                24-027     WFB              1    FRIS Chkn, LLC A-Note - CFC-00557 (VIII)
   209                24-028     WFB              1    FRIS Chkn, LLC A-Note - CFC-00564 (VIII)
   210                24-029     WFB              1    FRIS Chkn, LLC A-Note - CFC-00565 (VIII)
   211                24-030     WFB              1    FRIS Chkn, LLC A-Note - CFC-00568 (VIII)
   212                24-031     WFB              1    FRIS Chkn, LLC A-Note - CFC-00574 (VIII)
   213                24-032     WFB              1    FRIS Chkn, LLC A-Note - CFC-00579 (VIII)
   214                24-033     WFB              1    FRIS Chkn, LLC A-Note - CFC-00590 (VIII)
   215                24-034     WFB              1    FRIS Chkn, LLC A-Note - CFC-00595 (VIII)
   216                24-035     WFB              1    FRIS Chkn, LLC A-Note - CFC-00599 (VIII)
   217                24-036     WFB              1    FRIS Chkn, LLC A-Note - CFC-00619 (VIII)
   218                24-037     WFB              1    FRIS Chkn, LLC A-Note - CFC-00655 (VIII)
   219                24-038     WFB              1    FRIS Chkn, LLC A-Note - CFC-00670 (VIII)
   220                24-039     WFB              1    FRIS Chkn, LLC A-Note - CFC-00675 (VIII)
   221                24-040     WFB              1    FRIS Chkn, LLC A-Note - CFC-00679 (VIII)
   222                24-041     WFB              1    FRIS Chkn, LLC A-Note - CFC-00681 (VIII)
   223                24-042     WFB              1    FRIS Chkn, LLC A-Note - CFC-00686 (VIII)
   224                24-043     WFB              1    FRIS Chkn, LLC A-Note - CFC-00688 (VIII)
   225                24-044     WFB              1    FRIS Chkn, LLC A-Note - CFC-00694 (VIII)
   226                24-045     WFB              1    FRIS Chkn, LLC A-Note - CFC-00696 (VIII)
   227                24-046     WFB              1    FRIS Chkn, LLC A-Note - CFC-00700 (VIII)
   228                24-047     WFB              1    FRIS Chkn, LLC A-Note - CFC-00707 (VIII)
   229                24-048     WFB              1    FRIS Chkn, LLC A-Note - CFC-00708 (VIII)
   230                24-049     WFB              1    FRIS Chkn, LLC A-Note - CFC-00709 (VIII)
   231                24-050     WFB              1    FRIS Chkn, LLC A-Note - CFC-00713 (VIII)
   232                24-051     WFB              1    FRIS Chkn, LLC A-Note - CFC-00725 (VIII)
   233                24-052     WFB              1    FRIS Chkn, LLC A-Note - CFC-00727 (VIII)
   234                24-053     WFB              1    FRIS Chkn, LLC A-Note - CFC-00732 (VIII)
   235                24-054     WFB              1    FRIS Chkn, LLC A-Note - CFC-00751 (VIII)
   236                24-055     WFB              1    FRIS Chkn, LLC A-Note - CFC-00762 (VIII)
   237                24-056     WFB              1    FRIS Chkn, LLC A-Note - CFC-00765 (VIII)
   238                24-057     WFB              1    FRIS Chkn, LLC A-Note - CFC-00767 (VIII)
   239                24-058     WFB              1    FRIS Chkn, LLC A-Note - CFC-00771 (VIII)
   240                24-059     WFB              1    FRIS Chkn, LLC A-Note - CFC-00775 (VIII)
   241                24-060     WFB              1    FRIS Chkn, LLC A-Note - CFC-00778 (VIII)
   242                24-061     WFB              1    FRIS Chkn, LLC A-Note - CFC-00794 (VIII)
   243                24-062     WFB              1    FRIS Chkn, LLC A-Note - CFC-00795 (VIII)
   244                24-063     WFB              1    FRIS Chkn, LLC A-Note - CFC-00796 (VIII)
   245                24-064     WFB              1    FRIS Chkn, LLC A-Note - CFC-00803 (VIII)
   246                24-065     WFB              1    FRIS Chkn, LLC A-Note - CFC-00808 (VIII)
   247                24-066     WFB              1    FRIS Chkn, LLC A-Note - CFC-00818 (VIII)
   248                24-067     WFB              1    FRIS Chkn, LLC A-Note - CFC-00819 (VIII)
   249                24-068     WFB              1    FRIS Chkn, LLC A-Note - CFC-00824 (VIII)
   250                24-069     WFB              1    FRIS Chkn, LLC A-Note - CFC-00826 (VIII)
   251                24-070     WFB              1    FRIS Chkn, LLC A-Note - CFC-00827 (VIII)
   252                24-071     WFB              1    FRIS Chkn, LLC A-Note - CFC-00841 (VIII)
   253                24-072     WFB              1    FRIS Chkn, LLC A-Note - CFC-00871 (VIII)
   254                24-073     WFB              1    FRIS Chkn, LLC A-Note - CFC-00899 (VIII)
   255                24-074     WFB              1    FRIS Chkn, LLC A-Note - CFC-00908 (VIII)
   256                24-075     WFB              1    FRIS Chkn, LLC A-Note - CFC-00911 (VIII)
   257                24-076     WFB              1    FRIS Chkn, LLC A-Note - CFC-00915 (VIII)
   258                24-077     WFB              1    FRIS Chkn, LLC A-Note - CFC-00916 (VIII)
   259                24-078     WFB              1    FRIS Chkn, LLC A-Note - CFC-00919 (VIII)
   260                24-079     WFB              1    FRIS Chkn, LLC A-Note - CFC-00931 (VIII)
   261                24-080     WFB              1    FRIS Chkn, LLC A-Note - CFC-00939 (VIII)
   262                24-081     WFB              1    FRIS Chkn, LLC A-Note - CFC-00996 (VIII)
   263                24-082     WFB              1    FRIS Chkn, LLC A-Note - CFC-01009 (VIII)
   264                24-083     WFB              1    FRIS Chkn, LLC A-Note - CFC-01020 (VIII)
   265                24-084     WFB              1    FRIS Chkn, LLC A-Note - CFC-01023 (VIII)
   266                24-085     WFB              1    FRIS Chkn, LLC A-Note - CFC-01035 (VIII)
   267                24-086     WFB              1    FRIS Chkn, LLC A-Note - CFC-01043 (VIII)
   268                24-087     WFB              1    FRIS Chkn, LLC A-Note - CFC-01047 (VIII)
   269                24-088     WFB              1    FRIS Chkn, LLC A-Note - CFC-01061 (VIII)
   270                24-089     WFB              1    FRIS Chkn, LLC A-Note - CFC-01136 (VIII)
   271                24-090     WFB              1    FRIS Chkn, LLC A-Note - CFC-01167 (VIII)
   272                24-091     WFB              1    FRIS Chkn, LLC A-Note - CFC-01169 (VIII)
   273                24-092     WFB              1    FRIS Chkn, LLC A-Note - CFC-01174 (VIII)
   274                24-093     WFB              1    FRIS Chkn, LLC A-Note - CFC-01182 (VIII)
   275                24-094     WFB              1    FRIS Chkn, LLC A-Note - CFC-01187 (VIII)
   276                24-095     WFB              1    FRIS Chkn, LLC A-Note - CFC-01209 (VIII)
   277                24-096     WFB              1    FRIS Chkn, LLC A-Note - CFC-01211 (VIII)
   278                24-097     WFB              1    FRIS Chkn, LLC A-Note - CFC-01231 (VIII)
   279                24-098     WFB              1    FRIS Chkn, LLC A-Note - CFC-01246 (VIII)
   280                24-099     WFB              1    FRIS Chkn, LLC A-Note - CFC-01267 (VIII)
   281               24-0100     WFB              1    FRIS Chkn, LLC A-Note - CFC-01268 (VIII)
   282               24-0101     WFB              1    FRIS Chkn, LLC A-Note - CFC-01271 (VIII)
   283               24-0102     WFB              1    FRIS Chkn, LLC A-Note - CFC-01275 (VIII)
   284               24-0103     WFB              1    FRIS Chkn, LLC A-Note - CFC-01278 (VIII)
   285               24-0104     WFB              1    FRIS Chkn, LLC A-Note - CFC-01281 (VIII)
   286               24-0105     WFB              1    FRIS Chkn, LLC A-Note - CFC-01289 (VIII)
   287               24-0106     WFB              1    FRIS Chkn, LLC A-Note - CFC-01295 (VIII)
   288               24-0107     WFB              1    FRIS Chkn, LLC A-Note - CFC-01296 (VIII)
   289               24-0108     WFB              1    FRIS Chkn, LLC A-Note - CFC-01303 (VIII)
   290               24-0109     WFB              1    FRIS Chkn, LLC A-Note - CFC-01305 (VIII)
   291               24-0110     WFB              1    FRIS Chkn, LLC A-Note - CFC-01319 (VIII)
   292               24-0111     WFB              1    FRIS Chkn, LLC A-Note - CFC-01329 (VIII)
   293               24-0112     WFB              1    FRIS Chkn, LLC A-Note - CFC-01331 (VIII)
   294               24-0113     WFB              1    FRIS Chkn, LLC A-Note - CFC-01342 (VIII)
   295               24-0114     WFB              1    FRIS Chkn, LLC A-Note - CFC-01349 (VIII)
   296               24-0115     WFB              1    FRIS Chkn, LLC A-Note - CFC-01352 (VIII)
   297               24-0116     WFB              1    FRIS Chkn, LLC A-Note - CFC-01362 (VIII)
   298               24-0117     WFB              1    FRIS Chkn, LLC A-Note - CFC-01363 (VIII)
   299               24-0118     WFB              1    FRIS Chkn, LLC A-Note - CFC-01384 (VIII)
   300               24-0119     WFB              1    FRIS Chkn, LLC A-Note - CFC-01386 (VIII)
   301               24-0120     WFB              1    FRIS Chkn, LLC A-Note - CFC-01391 (VIII)
   302               24-0121     WFB              1    FRIS Chkn, LLC A-Note - CFC-01394 (VIII)
   303               24-0122     WFB              1    FRIS Chkn, LLC A-Note - CFC-01401 (VIII)
   304               24-0123     WFB              1    FRIS Chkn, LLC A-Note - CFC-01423 (VIII)
   305               24-0124     WFB              1    FRIS Chkn, LLC A-Note - CFC-01427 (VIII)
   306               24-0125     WFB              1    FRIS Chkn, LLC A-Note - CFC-01435 (VIII)
   307               24-0126     WFB              1    FRIS Chkn, LLC A-Note - CFC-01442 (VIII)
   308               24-0127     WFB              1    FRIS Chkn, LLC A-Note - CFC-01463 (VIII)
   309               24-0128     WFB              1    FRIS Chkn, LLC A-Note - CFC-01501 (VIII)
   310               24-0129     WFB              1    FRIS Chkn, LLC A-Note - CFC-01536 (VIII)
   311               24-0130     WFB              1    FRIS Chkn, LLC A-Note - CFC-01562 (VIII)
   312               24-0131     WFB              1    FRIS Chkn, LLC A-Note - CFC-01564 (VIII)
   313               24-0132     WFB              1    FRIS Chkn, LLC A-Note - CFC-01570 (VIII)
   314               24-0133     WFB              1    FRIS Chkn, LLC A-Note - CFC-01615 (VIII)
   315               24-0134     WFB              1    FRIS Chkn, LLC A-Note - CFC-01619 (VIII)
   316               24-0135     WFB              1    FRIS Chkn, LLC A-Note - CFC-01671 (VIII)
   317               24-0136     WFB              1    FRIS Chkn, LLC A-Note - CFC-01675 (VIII)
   318               24-0137     WFB              1    FRIS Chkn, LLC A-Note - CFC-03060 (VIII)
   319               24-0138     WFB              1    FRIS Chkn, LLC A-Note - CFC-03280 (VIII)
   320               24-0139     WFB              1    FRIS Chkn, LLC A-Note - CFC-04131 (VIII)
   321               24-0140     WFB              1    FRIS Chkn, LLC A-Note - CFC-04141 (VIII)
   322               24-0141     WFB              1    FRIS Chkn, LLC A-Note - CFC-04142 (VIII)
   323               24-0142     WFB              1    FRIS Chkn, LLC A-Note - CFC-04313 (VIII)
   324               24-0143     WFB              1    FRIS Chkn, LLC A-Note - CFC-04478 (VIII)
   325               24-0144     WFB              1    FRIS Chkn, LLC A-Note - CFC-04556 (VIII)
   326               24-0145     WFB              1    FRIS Chkn, LLC A-Note - CFC-04577 (VIII)
   327               24-0146     WFB              1    FRIS Chkn, LLC A-Note - CFC-04599 (VIII)
   328               24-0147     WFB              1    FRIS Chkn, LLC A-Note - CFC-04608 (VIII)
   329               24-0148     WFB              1    FRIS Chkn, LLC A-Note - CFC-04609 (VIII)
   330               24-0149     WFB              1    FRIS Chkn, LLC A-Note - CFC-04673 (VIII)
   331               24-0150     WFB              1    FRIS Chkn, LLC A-Note - CFC-04757 (VIII)
   332               24-0151     WFB              1    FRIS Chkn, LLC A-Note - CFC-04988 (VIII)
   333               24-0152     WFB              1    FRIS Chkn, LLC A-Note - CFC-05297 (VIII)
   334               24-0153     WFB              1    FRIS Chkn, LLC A-Note - CFC-05338 (VIII)
   335               24-0154     WFB              1    FRIS Chkn, LLC A-Note - CFC-05342 (VIII)
   336               24-0155     WFB              1    FRIS Chkn, LLC A-Note - CFC-05566 (VIII)
   337               24-0156     WFB              1    FRIS Chkn, LLC A-Note - CFC-05889 (VIII)
   338               24-0157     WFB              1    FRIS Chkn, LLC A-Note - CFC-07384 (VIII)
   339               24-0158     WFB              1    FRIS Chkn, LLC A-Note - CFC-08560 (VIII)
   340               24-0159     WFB              1    FRIS Chkn, LLC A-Note - CFC-08769 (VIII)
   341               24-0160     WFB              1    FRIS Chkn, LLC A-Note - CFC-00003 (VIII)
   342               24-0161     WFB              1    FRIS Chkn, LLC A-Note - CFC-00008 (VIII)
   343               24-0162     WFB              1    FRIS Chkn, LLC A-Note - CFC-00022 (VIII)
   344               24-0163     WFB              1    FRIS Chkn, LLC A-Note - CFC-00024 (VIII)
   345               24-0164     WFB              1    FRIS Chkn, LLC A-Note - CFC-00025 (VIII)
   346               24-0165     WFB              1    FRIS Chkn, LLC A-Note - CFC-00031 (VIII)
   347               24-0166     WFB              1    FRIS Chkn, LLC A-Note - CFC-00034 (VIII)
   348               24-0167     WFB              1    FRIS Chkn, LLC A-Note - CFC-00048 (VIII)
   349               24-0168     WFB              1    FRIS Chkn, LLC A-Note - CFC-00055 (VIII)
   350               24-0169     WFB              1    FRIS Chkn, LLC A-Note - CFC-00056 (VIII)
   351               24-0170     WFB              1    FRIS Chkn, LLC A-Note - CFC-00057 (VIII)
   352               24-0171     WFB              1    FRIS Chkn, LLC A-Note - CFC-00068 (VIII)
   353               24-0172     WFB              1    FRIS Chkn, LLC A-Note - CFC-00073 (VIII)
   354               24-0173     WFB              1    FRIS Chkn, LLC A-Note - CFC-00080 (VIII)
   355               24-0174     WFB              1    FRIS Chkn, LLC A-Note - CFC-00087 (VIII)
   356               24-0175     WFB              1    FRIS Chkn, LLC A-Note - CFC-00127 (VIII)
   357               24-0176     WFB              1    FRIS Chkn, LLC A-Note - CFC-00129 (VIII)
   358               24-0177     WFB              1    FRIS Chkn, LLC A-Note - CFC-00131 (VIII)
   359               24-0178     WFB              1    FRIS Chkn, LLC A-Note - CFC-00136 (VIII)
   360               24-0179     WFB              1    FRIS Chkn, LLC A-Note - CFC-00142 (VIII)
   361               24-0180     WFB              1    FRIS Chkn, LLC A-Note - CFC-00145 (VIII)
   362               24-0181     WFB              1    FRIS Chkn, LLC A-Note - CFC-00168 (VIII)
   363               24-0182     WFB              1    FRIS Chkn, LLC A-Note - CFC-00173 (VIII)
   364               24-0183     WFB              1    FRIS Chkn, LLC A-Note - CFC-00190 (VIII)
   365               24-0184     WFB              1    FRIS Chkn, LLC A-Note - CFC-00193 (VIII)
   366               24-0185     WFB              1    FRIS Chkn, LLC A-Note - CFC-00196 (VIII)
   367               24-0186     WFB              1    FRIS Chkn, LLC A-Note - CFC-00197 (VIII)
   368               24-0187     WFB              1    FRIS Chkn, LLC A-Note - CFC-00199 (VIII)
   369               24-0188     WFB              1    FRIS Chkn, LLC A-Note - CFC-00217 (VIII)
   370               24-0189     WFB              1    FRIS Chkn, LLC A-Note - CFC-00236 (VIII)
   371               24-0190     WFB              1    FRIS Chkn, LLC A-Note - CFC-00239 (VIII)
   372               24-0191     WFB              1    FRIS Chkn, LLC A-Note - CFC-00254 (VIII)
   373               24-0192     WFB              1    FRIS Chkn, LLC A-Note - CFC-00283 (VIII)
   374       25       25-001     MSMC             1    Newington Commons
   375       26       26-001     PMCF             1    Sherwood Gardens Shopping Center
   376       27       27-001     MSMC             1    Chester Mall
   377       28       28-001     WFB              1    Naperville Plaza Shopping Center
   378       29       29-001     MSMC             2    The Kenmawr Apartments
   379       30       30-001     MSMC             1    Stevens Pavillion
   380       31       31-001     SunTrust         1    Days Inn - Inn at Ellis Square
   381       32       32-001     MSMC             2    Rosemeade Apartments
   382       33       33-001     MSMC             1    Chesterfield Village Square
   383       34       34-001     PMCF             1    Mansell Village
   384       35       35-001     MSMC             1    Signature Square I & II
   385       36       36-001     MSMC             1    McAllen Marketplace
   386       37       37-001     MSMC             1    Miramar Industrial
                                                       HRC Portfolio 2 Roll-up
   387       38       38-001     PMCF             1    Homewood Suites Plainfield (IX)
   388                38-002     PMCF             1    Hampton Inn and Suites Petoskey (IX)
   389                38-003     PMCF             1    Hampton Inn Fremont (IX)
   390                38-004     PMCF             1    Hampton Inn Portage (IX)
   391       39       39-001     MSMC             1    Crosswinds Retail Center
   392       40       40-001     MSMC             2    Lenoxplace at Garner Station Apartments
   393       41       41-001     MSMC             1    Southpoint Center
                                                       HRC Portfolio 3 Roll-up
   394       42       42-001     PMCF             1    Hampton Inn Clearwater - Central (X)
   395                42-002     PMCF             1    Hampton Inn Traverse City (X)
   396                42-003     PMCF             1    Hampton Inn LaPorte (X)
   397       43       43-001     MSMC             2    Mission Bay Apartments
   398       44       44-001     MSMC             1    Fairway Office Center
                                                       HRC Portfolio 1 Roll-up
   399       45       45-001     PMCF             1    Baymont Traverse City (XI)
   400                45-002     PMCF             1    Hampton Inn Valparaiso (XI)
   401                45-003     PMCF             1    Hampton Inn Kalamazoo (XI)
   402       46       46-001     MSMC             2    Villages of Easton
   403       47       47-001     MSMC             2    Hunters Run Apartments
                                                       NE Retail Portfolio Roll-up
   404       48       48-001     MSMC             1    NE Retail Portfolio - Walgreens Darby (B)
   405       49       49-001     MSMC             1    NE Retail Portfolio - Walgreens Haverhill (B)
   406       50       50-001     MSMC             1    NE Retail Portfolio - Eckerd Niskayuna (B)
   407       51       51-001     MSMC             1    Coronado Plaza
   408       52       52-001     PMCF             1    HK Tower
   409       53       53-001     MSMC             1    Ambassador Hotel
                                                       Zilber Office Portfolio Roll-up
   410       54       54-001     WFB              1    Zilber Office Portfolio - Tower Executive Office Building (XII)
   411                54-002     WFB              1    Zilber Office Portfolio - Criticare (XII)
   412                54-003     WFB              1    Zilber Office Portfolio - Park Plaza (XII)
   413                54-004     WFB              1    Zilber Office Portfolio - Mayfair Corporate Center (XII)
   414       55       55-001     PMCF             2    Mediterranean Inn
   415       56       56-001     MSMC             1    North Hollywood Retail
   416       57       57-001     MSMC             2    Strickland Farms Apartments
   417       58       58-001     WFB              2    TownCentre Commons
   418       59       59-001     MSMC             1    825 East Gate Boulevard
   419       60       60-001     MSMC             1    Park Techne Center
   420       61       61-001     MSMC             1    Foundation Surgery Center
   421       62       62-001     MSMC             2    Brookside Commons Apartments
   422       63       63-001     MSMC             1    4311 Wilshire Blvd.
   423       64       64-001     MSMC             1    Covington Center
   424       65       65-001     MSMC             1    Madison Plaza
   425       66       66-001     MSMC             1    75 Robin Hill Road
   426       67       67-001     WFB              1    Basin Street Town Center
   427       68       68-001     MSMC             1    Avon/West Hartford Retail
   428       69       69-001     SunTrust         1    Kane Office Building
   429       70       70-001     MSMC             1    Hilton Garden Inn
   430       71       71-001     MSMC             1    Desert Crossing Shopping Center
   431       72       72-001     WFB              1    San Leandro Center
   432       73       73-001     MSMC             1    Santa Ana Plaza
   433       74       74-001     SunTrust         1    Pen Office Building
   434       75       75-001     SunTrust         2    Courthouse Square Apts
   435       76       76-001     MSMC             1    Grayhawk Pointe
   436       77       77-001     MSMC             1    901 Gilman Street
   437       78       78-001     MSMC             1    Walgreens - Marina Del Rey
                                                       Suburban Extended Stay Portfolio Roll-up
   438       79       79-001     MSMC             1    Suburban Extended Stay Portfolio - Daytona (C)
   439       80       80-001     MSMC             1    Suburban Extended Stay Portfolio - Melbourne (C)
   440       81       81-001     MSMC             2    115 East Mosholu Parkway
   441       82       82-001     PMCF             1    Snow Creek Crossing
   442       83       83-001     MSMC             1    Seven Corners Medical Campus
   443       84       84-001     MSMC             1    223 West Erie Street
   444       85       85-001     MSMC             1    Crossroads Center
   445       86       86-001     WFB              1    Best Western Hotel JTB/Southpoint
   446       87       87-001     MSMC             1    Lake City Medical Office
   447       88       88-001     MSMC             1    Point Plaza Shopping Center
   448       89       89-001     WFB              1    TownCentre Office and Executive Suites
   449       90       90-001     MSMC             1    146 Manetto Hill Road
                                                       Attic IV & V Portfolio - Roll-up
   450       91       91-001     PMCF             1    Attic IV Self Storage (XIII)
   451                91-002     PMCF             1    Attic V Self Storage (XIII)
   452       92       92-001     WFB              1    Tinley Crossings Corporate Center
   453       93       93-001     WFB              1    Harbor Business Center
   454       94       94-001     MSMC             1    Manheim Shopping Center
   455       95       95-001     MSMC             1    Marriott Fairfield Inn and Suites
   456       96       96-001     WFB              1    ACCO Airport Center
   457       97       97-001     MSMC             1    Regency Square
   458       98       98-001     WFB              1    Scolari's - Robb Drive
   459       99       99-001     MSMC             1    Old Bakery Place Shopping Center
   460       100     100-001     WFB              1    TownCentre Plaza
   461       101     101-001     MSMC             1    Buzard Eye Institute Medical Building
   462       102     102-001     PMCF             2    12569 Van Nuys Blvd.
   463       103     103-001     PMCF             1    Conquistador Office Park
                                                       Rocklin Portfolio - Roll-up
   464       104     104-001     WFB              1    Rocklin Properties - Rocklin Industrial (XIV)
   465               104-002     WFB              1    Rocklin Properties - Rocklin Retail (XIV)
   466       105     105-001     MSMC             1    Shaw Butte Center
   467       106     106-001     MSMC             1    Western Skies Village Center
   468       107     107-001     MSMC             1    Windy Hill Village
   469       108     108-001     MSMC             1    One Highland Place
   470       109     109-001     PMCF             1    Attic III Self Storage
   471       110     110-001     PMCF             2    South Pacific Apartments
   472       111     111-001     MSMC             1    Library Plaza
   473       112     112-001     MSMC             1    Shops at Lakeline Village
   474       113     113-001     MSMC             1    103rd St. Family Center
                                                       Rutgers Student Housing Roll-up
   475       114     114-001     MSMC             1    Rutgers Student Housing - 82 Louis Street (XV)
   476               114-002     MSMC             1    Rutgers Student Housing - 260 Somerset Street (XV)
   477               114-003     MSMC             1    Rutgers Student Housing - 211 Hamilton Street (XV)
   478               114-004     MSMC             1    Rutgers Student Housing - 37 Duke Street (XV)
   479               114-005     MSMC             1    Rutgers Student Housing - 80 Guilden Street (XV)
   480               114-006     MSMC             1    Rutgers Student Housing - 172 Easton Avenue (XV)
   481       115     115-001     MSMC             1    1400 Spring Street
   482       116     116-001     PMCF             2    Gresham Central Apartments
   483       117     117-001     MSMC             1    Herrington Center
   484       118     118-001     MSMC             1    Crystal View Plaza
   485       119     119-001     MSMC             1    Ranch Circle Plaza
   486       120     120-001     MSMC             2    Brockton Apartments
   487       121     121-001     MSMC             1    2705 South Industrial Offices
   488       122     122-001     MSMC             2    The Hedges Apartments
   489       123     123-001     MSMC             1    Spencer Spring Center
   490       124     124-001     MSMC             1    Shoppes at Macungie
   491       125     125-001     PMCF             2    Colonial Apartments
   492       126     126-001     MSMC             1    Right Track Self Storage
   493       127     127-001     MSMC             1    Manalapan Medical Arts Building
   494       128     128-001     PMCF             1    Attic IX Self Storage
   495       129     129-001     MSMC             1    Hy-Vee Plaza
   496       130     130-001     WFB              1    1950 Addison Street Office
                                                       TX Self Storage Portfolio Roll-up
   497       131     131-001     MSMC             1    TX Self Storage Portfolio - Blanco (D)
   498       132     132-001     MSMC             1    TX Self Storage Portfolio - Laredo (D)
   499       133     133-001     MSMC             1    Spanish Hills Plaza
   500       134     134-001     WFB              1    The Shoppes at Athenry
   501       135     135-001     MSMC             1    Manatee West Shopping Center
   502       136     136-001     MSMC             1    Ferndale Retail Center
   503       137     137-001     MSMC             1    Horton Court
   504       138     138-001     WFB              1    Redding T.J. Maxx
   505       139     139-001     WFB              1    Redding Bed Bath and Beyond
   506       140     140-001     MSMC             1    Oaks Plaza
   507       141     141-001     MSMC             1    University Park Plaza
                                                       Dollar General S. Texas Portfolio (Pool 8) Roll-up
   508       142     142-001     WFB              1    Dollar General S. Texas Portfolio (Pool 8) -  Coldspring (XVI)
   509               142-002     WFB              1    Dollar General S. Texas Portfolio (Pool 8) -  Texas City Magnolia (XVI)
   510               142-003     WFB              1    Dollar General S. Texas Portfolio (Pool 8) - Dollar General Texas City (XVI)
   511               142-004     WFB              1    Dollar General S. Texas Portfolio (Pool 8) -  Beaumont (XVI)
   512               142-005     WFB              1    Dollar General S. Texas Portfolio (Pool 8) -  Brownsville (XVI)
   513               142-006     WFB              1    Dollar General S. Texas Portfolio (Pool 8) -  Mission (XVI)
   514               142-007     WFB              1    Dollar General S. Texas Portfolio (Pool 8) - Dollar General Los Fresnos (XVI)
   515       143     143-001     WFB              1    Time Square East Ph 1
   516       144     144-001     WFB              1    Rogers Retail Center
   517       145     145-001     MSMC             1    CVS Baton Rouge
   518       146     146-001     SunTrust         1    Ford Plaza
   519       147     147-001     WFB              1    Redding Michaels
   520       148     148-001     MSMC             2    Friendship Arms Apartments
   521       149     149-001     MSMC             1    South Mountain Plaza
   522       150     150-001     WFB              2    Tamarus Village Apartments
   523       151     151-001     WFB              1    Hamilton Exhibits
   524       152     152-001     MSMC             2    Seven St. Luke's Place Apartments
   525       153     153-001     PMCF             1    Attic I Self Storage
   526       154     154-001     MSMC             1    Jamul Shopping Center
   527       155     155-001     MSMC             2    2680 Heath Avenue
   528       156     156-001     WFB              1    Redding Pier 1 Imports
   529       157     157-001     PMCF             1    Attic VI Self Storage
   530       158     158-001     MSMC             1    CVS Kenner
   531       159     159-001     WFB              1    Wakeman/Aloe Industrial
   532       160     160-001     PMCF             1    Attic II Self Storage
   533       161     161-001     WFB              1    Oakmead Industrial Building
   534       162     162-001     MSMC             1    Rite Aid-Youngstown, OH
   535       163     163-001     MSMC             1    Space Coast Resort
   536       164     164-001     MSMC             1    Parkway Villas
   537       165     165-001     MSMC             1    Normandy Plaza
   538       166     166-001     SunTrust         1    Fairfield Inn - Jacksonville
   539       167     167-001     WFB              1    Rancho Dominguez Industrial
   540       168     168-001     MSMC             1    K-2 Plaza
   541       169     169-001     WFB              1    Sun Commercial Center
   542       170     170-001     PMCF             1    Attic VIII Self Storage
   543       171     171-001     MSMC             1    Shops at Green Valley
   544       172     172-001     SunTrust         2    Ponderosa Place Apartments
   545       173     173-001     WFB              1    Rapids Plaza Shopping Center
   546       174     174-001     SunTrust         1    Glens Falls Office
   547       175     175-001     SunTrust         2    Abercorn Street
   548       176     176-001     MSMC             1    399 West Palmetto Park Office Building
   549       177     177-001     MSMC             1    Stone Mill Shopping Center

                                                       TOTALS AND WEIGHTED AVERAGES:




------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.   STREET ADDRESS                                                                                   CITY
------------------------------------------------------------------------------------------------------------------------------------

    1      1992 Broadway; 1972 Broadway; 1976 Broadway; 1961 Broadway; 1965 Broadway; 155 West 66th St.     New York
    2      1500 Broadway                                                                                    New York

    3      3630 College Point Blvd                                                                          Flushing
    4      1609 Spring Cypress                                                                              Spring
    5      2797 Pelham Parkway                                                                              Pelham
    6      5315 Summer Avenue                                                                               Memphis
    7      975 2Nd Ave South                                                                                Saint Petersburg
    8      8621 Warden Road                                                                                 Sherwood
    9      704 Ne Hogan                                                                                     Gresham
   10      432 Oakland Street                                                                               Manchester
   11      151 Linwood St                                                                                   Somerville
   12      3500 East Main St                                                                                Columbus
   13      831 E Holt Blvd                                                                                  Ontario
   14      4128 Bardstown Rd                                                                                Louisville
   15      135 Mendon Road                                                                                  Cumberland
   16      9820 Page Avenue                                                                                 Overland
   17      19797 Livernois                                                                                  Detroit
   18      304 East Ben White Blvd                                                                          Austin
   19      2908 N Main St                                                                                   High Point
   20      1415 S Detroit                                                                                   Toledo
   21      1647 N 5Th Street                                                                                Reading
   22      199 Marlboro Street                                                                              Keene
   23      E 14505 Sprague Ave                                                                              Spokane
   24      1282 N Lake St                                                                                   Aurora
   25      2516 Hamburg St                                                                                  Schenectady
   26      8500 Sepulveda Blvd                                                                              Sepulveda
   27      930 Tenth Ave                                                                                    Columbus
   28      4111 Wabash Ave                                                                                  Terre Haute
   29      551 W Columbia Lane                                                                              Provo
   30      7750 Roosevelt Blvd                                                                              Philadelphia
   31      17959 Valley Blvd                                                                                City Of Industry
   32      1505 Pittsburgh Ave                                                                              Erie
   33      2951 Ne Expressway                                                                               Chamblee
   34      2460 Ne Andresen Road                                                                            Vancouver
   35      3650 Meadowbrook Ln                                                                              Peoria
   36      5316 Boulder Hwy                                                                                 Las Vegas
   37      4612 Rutledge Pike                                                                               Knoxville
   38      450 Fulton Avenue                                                                                Hempstead
   39      2949 North Ave                                                                                   Grand Junction
   40      2155 Credit Union Ln                                                                             Charleston
   41      3587 Apple Ave                                                                                   Muskegon
   42      5533 E Speedway Blvd                                                                             Tucson
   43      700 E Lindsey                                                                                    Norman
   44      2703 N Main                                                                                      Baytown
   45      1500 Blizzard Dr                                                                                 Parkersburg
   46      113 Chenango Street                                                                              Binghamton
   47      29 Rt 66 East                                                                                    Columbia
   48      902 W Walnut                                                                                     Garland
   49      8716 1/2 L St                                                                                    Omaha
   50      16515 Lorain Rd                                                                                  Cleveland
   51      661 N Main St                                                                                    Brockton
   52      1768 N Glenstone                                                                                 Springfield
   53      3710 Mccormick                                                                                   Wichita
   54      5518 Baseline Rd                                                                                 Little Rock
   55      W 2320 Pullman Rd                                                                                Moscow
   56      911 W Lee Street                                                                                 Greensboro
   57      314-322 North 13Th St                                                                            Philadelphia
   58      901 South Waverly Road                                                                           Lansing
   59      2626 East Indian School R                                                                        Phoenix
   60      721 W Memorial Rd                                                                                Oklahoma City
   61      2125 Dempster Street                                                                             Evanston
   62      964 S La Brea Avenue                                                                             Inglewood
   63      1613 34Th St                                                                                     Lubbock
   64      8300 Ridge Avenue                                                                                Philadelphia
   65      1915 Sw Railroad Ave                                                                             Hammond
   66      1275 Us Highway 9 North                                                                          Old Bridge
   67      712 Providence Blvd                                                                              Clarksville
   68      3626 South Federal Hwy                                                                           Fort Pierce
   69      85 East Jericho Tpke                                                                             Huntington Station
   70      721 32Nd Ave                                                                                     Council Bluffs
   71      1802 6Th Ave Se                                                                                  Decatur
   72      1702 Mechanical Blvd                                                                             Garner
   73      12455 Stuebner Airline Road                                                                      Houston
   74      50 West Alexis Rd                                                                                Toledo
   75      99 N Fourth Avenue                                                                               Chula Vista
   76      112 Main St                                                                                      Queensbury
   77      2020 W State St                                                                                  Milwaukee
   78      2203 Hwy 80 East                                                                                 Pearl
   79      529 Wade Hampton Bvd                                                                             Greenville
   80      5210 Jefferson Davis                                                                             Richmond
   81      5900 National Rd                                                                                 Richmond
   82      900 West Main St                                                                                 New Britain
   83      24875 Groesbeck Hwy                                                                              Warren
   84      23730 Sunnymead Blvd                                                                             Moreno Valley
   85      1685 Dixwell Ave                                                                                 Hamden
   86      14206 S Van Ness Ave                                                                             Gardena
   87      1651 Edgewood Ave                                                                                Jacksonville
   88      1305 West Main Street                                                                            Norristown
   89      207 Central Street St. Rt. 12                                                                    Leominster
   90      740 Erie Blvd East                                                                               Syracuse
   91      8151 West Chinden Blvd                                                                           Boise
   92      2345 E Mcdowell Road                                                                             Phoenix
   93      5609 Raby Road                                                                                   Norfolk
   94      6401 Central Ne                                                                                  Albuquerque
   95      7677 W Appleton Avenue                                                                           Milwaukee
   96      5010 Buffalo Rd                                                                                  Erie
   97      5316 Canyon Dr                                                                                   Amarillo
   98      3741 Annex Avenue                                                                                Nashville
   99      2720 Burlingame Sw                                                                               Wyoming
   100     3001 Capital Blvd                                                                                Raleigh
   101     3536 Red Bluff Road                                                                              Pasadena
   102     Riverside St @ Us 41                                                                             Evansville
   103     160 Broadway Ave                                                                                 Bedford
   104     4723 Miller Trunk Hy                                                                             Hermantown
   105     451 Sunrise Highway                                                                              Babylon
   106     1206 North Main Street                                                                           Bloomington
   107     3101 Sw 29Th                                                                                     Oklahoma City
   108     1402 Montgomery Hwy                                                                              Dothan
   109     1132 Pass Road                                                                                   Gulfport
   110     345 Whitney Road                                                                                 Spartanburg
   111     6745 Fm 78                                                                                       San Antonio
   112     22250 Highway 59                                                                                 Kingwood
   113     1530 Ashley Rd                                                                                   Charlotte
   114     1 Virginia Road                                                                                  White Plains
   115     7400 Ogontz Ave                                                                                  Philadelphia
   116     400 Us Hwy 1 Byp                                                                                 Portsmouth
   117     10161 Mills Station                                                                              Sacramento
   118     231 Mundy Street                                                                                 Wilkes-Barre
   119     7308 Tara Blvd                                                                                   Jonesboro
   120     75 Division Street                                                                               Danbury
   121     41215 N Ridge Rd                                                                                 Elyria
   122     6615 New Utrecht Ave                                                                             Brooklyn
   123     1314 E 5Th Ave                                                                                   Columbus
   124     1091 Northgate                                                                                   Idaho Falls
   125     15182 Beach Blvd                                                                                 Westminster
   126     14310 Se Mcloughlin Blv                                                                          Milwaukie
   127     8055 E 7 Mile Rd                                                                                 Detroit
   128     1817 Campbell Ln                                                                                 Bowling Green
   129     7107 Hawn Freeway                                                                                Dallas
   130     1030 Pleasant Street                                                                             Fall River
   131     2000 West Colfax                                                                                 Denver
   132     822 - 165Th Street                                                                               Hammond
   133     2804 Kitsap Way                                                                                  Bremerton
   134     2722 N Watkins                                                                                   Memphis
   135     740 South Kings Highway                                                                          Cape Girardeau
   136     2205 Towson Ave                                                                                  Fort Smith
   137     383 Grand Concourse                                                                              Bronx
   138     3700 Ambassador Caffrey                                                                          Lafayette
   139     755 Capitol Ave                                                                                  Hartford
   140     11020 S Vermont Ave                                                                              Los Angeles
   141     22 Atlas Court                                                                                   Madison
   142     7027 E 86Th St                                                                                   Indianapolis
   143     6141 Lancaster Ave                                                                               Philadelphia
   144     1589 Broad Street                                                                                Augusta
   145     800 E Main St                                                                                    Barstow
   146     1760 Park Ave                                                                                    Lynchburg
   147     1650 E 71St Street                                                                               Chicago
   148     2043-45 Central Ave                                                                              Albany
   149     121 Moving Center Ct                                                                             Madison
   150     400 Orchard Rd                                                                                   West Columbia
   151     47 Western Ave                                                                                   Augusta
   152     243 E 2Nd St                                                                                     Plainfield
   153     19001 Joy Road                                                                                   Detroit
   154     12060 Lusher Road                                                                                Saint Louis
   155     1700 Stadium Blvd                                                                                Jonesboro
   156     826 S Clack Street                                                                               Abilene
   157     8801 Mesa Road                                                                                   Houston
   158     25 S Erie Blvd                                                                                   Hamilton
   159     7733 First Ave North                                                                             Birmingham
   160     1608 Elida Road                                                                                  Lima
   161     508 North Third Street                                                                           Wilmington
   162     1440 Cumberland St                                                                               Lebanon
   163     4921 Mobile Hwy                                                                                  Pensacola
   164     One Market Street                                                                                San Francisco
   165     6600 Menaul Boulevard NE                                                                         Albuquerque

   166     2508 Delaware Street SE                                                                          Minneapolis
   167     3601 Kernan Boulevard South                                                                      Jacksonville
   168     601 Luther Street West                                                                           College Station
   169     1000 SW 62nd Boulevard                                                                           Gainesville
   170     17960-18320 NW Evergreen Pkwy                                                                    Hillsboro
   171     1700 Oviedo Marketplace Boulevard                                                                Oviedo
   172     1101 Uptown Park Boulevard                                                                       Houston
   173     7515-7873 West Bell Road                                                                         Peoria
   174     2500 Central Park Avenue                                                                         Yonkers
   175     NEC Rampart Blvd. and Charleston Blvd.                                                           Las Vegas
   176     1260-1299, 3324-3344 Promenade Place                                                             Eagan
   177     6585 El Colegio Road                                                                             Goleta
   178     7900-8150 Wedgewood Lane N                                                                       Maple Grove
   179     21 Hanover Plaza                                                                                 Hicksville
   180     1201 Chase Road; 1371 South Town East Boulevard                                                  Mesquite
   181     125 County Line Road                                                                             Warminster

   182     1601 S. Cherry Street                                                                            Pine Bluff
   183     4620 S. Flores St.                                                                               San Antonio
   184     830 Jackson Ave.                                                                                 Memphis
   185     2304 Chelsea Ave.                                                                                Memphis
   186     5903 San Pedro Ave.                                                                              San Antonio
   187     1025 W. Camp Wisdom Rd.                                                                          Dallas
   188     1424 N. E. 23rd St.                                                                              Oklahoma City
   189     2963 Park Avenue                                                                                 Memphis
   190     3728 S. Third Street                                                                             Memphis
   191     1155 S. Bellevue Blvd                                                                            Memphis
   192     2321 Pass Rd a/k/a 25th St.                                                                      Gulfport
   193     215 Beacon St.                                                                                   Laurel
   194     905 E. U.S. Hwy #83                                                                              Mission
   195     2473 Wesley Chapel Rd                                                                            Decatur
   196     1320 Clay Street                                                                                 Vicksburg
   197     3403 Wesley St.                                                                                  Greenville
   198     2121 International Blvd.                                                                         Brownsville
   199     202 N. Midkiff Rd.                                                                               Midland
   200     3800 Andrews Highway                                                                             Odessa
   201     2100 Broadway Blvd. S.E.                                                                         Albuquerque
   202     507 N. Texas Avenue                                                                              Bryan
   203     618 W. Old US Hwy 90                                                                             San Antonio
   204     611 N. Washington St.                                                                            Beeville
   205     311 West Fairview Avenue                                                                         Montgomery
   206     824 W San Antonio                                                                                New Braunfels
   207     616 North Main                                                                                   Cleburne
   208     921 W. Tyler Ave.                                                                                Harlingen
   209     11910 Perrin Beitel Rd.                                                                          San Antonio
   210     11623 West Avenue                                                                                San Antonio
   211     9331 Wurzbach Rd.                                                                                San Antonio
   212     3335 Isleta Blvd. S.W.                                                                           Albuquerque
   213     501 E. Hwy 190                                                                                   Copperas Cove
   214     702 N. Dal Paso St.                                                                              Hobbs
   215     1141 S Main St.                                                                                  Roswell
   216     2700 Candler Rd                                                                                  Decatur
   217     3036 S. Garnett Road                                                                             Tulsa
   218     7621 Geyer Spring Road                                                                           Little Rock
   219     4296 W. Thomas Rd.                                                                               Phoenix
   220     4245 S. Central Ave                                                                              Phoenix
   221     12040 N. 35th Avenue                                                                             Phoenix
   222     1546 E. Roosevelt St.                                                                            Phoenix
   223     3150 E. Thomas Rd.                                                                               Phoenix
   224     546 N. Grand Avenue                                                                              Nogales
   225     5112 Fourth St. N.W.                                                                             Albuquerque
   226     4925 Walzem Rd                                                                                   San Antonio
   227     2616 E. Veterans Memorial Blvd.                                                                  Killeen
   228     2307 Juan Tabo Blvd. N.E.                                                                        Albuquerque
   229     1298 Hwy 121                                                                                     Lewisville
   230     3234 S 14th St                                                                                   Abilene
   231     5339 Cameron Road                                                                                Austin
   232     3561 MLK Jr Dr                                                                                   Atlanta
   233     3667 Campbellton Rd. SW                                                                          Atlanta
   234     75 S. Marietta Parkway, SW                                                                       Marietta
   235     777 Shurling Dr                                                                                  Macon
   236     535 S. Beckham Avenue                                                                            Tyler
   237     8545 Research Blvd.                                                                              Austin
   238     1600 S. Brahma Blvd                                                                              Kingsville
   239     2405 Airways Blvd                                                                                Memphis
   240     5034 N. Peoria Ave.                                                                              Tulsa
   241     7090 E. Golf Links Rd.                                                                           Tucson
   242     2395 Boca Chica Blvd                                                                             Brownsville
   243     1430 Main Street                                                                                 Eagle Pass
   244     295 E. Hwy 77                                                                                    San Benito
   245     1336 W. County Road                                                                              Odessa
   246     2626 North Decatur Rd                                                                            Decatur
   247     911 Cleveland Ave                                                                                East Point
   248     238 W. Woodrow Wilson Ave.                                                                       Jackson
   249     1264 Ellis Avenue                                                                                Jackson
   250     4458 Elvis Presley                                                                               Memphis
   251     4970 S. Peoria Ave.                                                                              Tulsa
   252     7444 S. Central Ave                                                                              Phoenix
   253     1425 Georgia Ave                                                                                 Macon
   254     3221 Mansfield Hwy.                                                                              Fort Worth
   255     1306 US 280 By-Pass                                                                              Phenix City
   256     4256 Buena Vista Road                                                                            Columbus
   257     1322 East Lamar Street                                                                           Americus
   258     213 New Franklin Rd                                                                              Lagrange
   259     526 West Taylor St                                                                               Griffin
   260     9253 N Pennsylvania                                                                              Village
   261     1805 Candler Rd                                                                                  Decatur
   262     2275 Elvis Presley Blvd.                                                                         Memphis
   263     1035 W. Mockingbird Ln.                                                                          Dallas
   264     2237 Frayser Blvd                                                                                Memphis
   265     104 E. 16th Avenue                                                                               Cordele
   266     820 N Main St                                                                                    Altus
   267     401 W. Pioneer Pkwy                                                                              Grand Prairie
   268     714 Northwest Grand Avenue                                                                       Phoenix
   269     515 W. 2nd Street                                                                                Mercedes
   270     1145 Third Avenue, West                                                                          Birmingham
   271     3869 E. Grant                                                                                    Tucson
   272     1710 S. 31St Street                                                                              Temple
   273     1122 Fort Benning Road                                                                           Columbus
   274     2138 Pio Nono Ave                                                                                Macon
   275     1850 S. General McMullen                                                                         San Antonio
   276     4009 Vanderbilt Road                                                                             Birmingham
   277     4224 Miller Ave.                                                                                 Fort Worth
   278     2600 E. Gregory Blvd.                                                                            Kansas City
   279     8757 Huebner Rd                                                                                  San Antonio
   280     2308 E. Princess Ann Road                                                                        Norfolk
   281     917 Pat Booker Road                                                                              Universal City
   282     719 Hooks Ave.                                                                                   Donna
   283     128 1/2 Edinburg St.                                                                             Elsa
   284     8459 Five Palms Dr.                                                                              San Antonio
   285     2915 Lower Wetumpka Road                                                                         Montgomery
   286     1889 Rigsby Avenue                                                                               San Antonio
   287     7600 a/k/a 7620 Hampton Blvd                                                                     Norfolk
   288     694 E. Hidalgo Ave.                                                                              Raymondville
   289     4305 N. Ben Jordan St.                                                                           Victoria
   290     350 Effingham St.                                                                                Portsmouth
   291     U.S. 83 & FM 907 Rd.                                                                             Alamo
   292     US Business Hwy 83 & Star Plaza                                                                  Rio Grande City
   293     206 W Rio Grande St.                                                                             Victoria
   294     806 US Hwy 259 N.                                                                                Kilgore
   295     1714 S. 77 Sunshine Strip                                                                        Harlingen
   296     1018 Second Street                                                                               Pleasanton
   297     1317 10th Street                                                                                 Floresville
   298     5096 Farm Rd. 78                                                                                 San Antonio
   299     1220 Buckner Blvd                                                                                Dallas
   300     4210 Gaston Avenue                                                                               Dallas
   301     2205 Nolana Ave.                                                                                 Mcallen
   302     2000 Toler Rd                                                                                    Longview
   303     901 E. Main St.                                                                                  Grand Prairie
   304     820 E. University Dr.                                                                            Edinburg
   305     100 Vineville St                                                                                 Fort Valley
   306     9010 N.E. 23rd St.                                                                               Midwest City
   307     1104 FM 802                                                                                      Brownsville
   308     419 Hwy 35 N Bypass                                                                              Port Lavaca
   309     358 Live Oak St.                                                                                 Marlin
   310     535 W. Elizabeth St.                                                                             Brownsville
   311     207 Grant St.                                                                                    Roma
   312     5602 Broadway Blvd                                                                               Garland
   313     1801 E. Riverside Drive                                                                          Austin
   314     2423 Commercial Ave.                                                                             San Antonio
   315     11913 Lake June Rd.                                                                              Balch Springs
   316     1505 State Street                                                                                Greensboro
   317     1702 E. Broadway St.                                                                             Lubbock
   318     1308 North Texas Blvd                                                                            Weslaco
   319     151 W. Bitters                                                                                   San Antonio
   320     327 W. Northside Drive                                                                           Jackson
   321     801 South Jackson Rd.                                                                            Pharr
   322     2020 E. Beltline Road                                                                            Carrollton
   323     4428 SE 44th St.                                                                                 Oklahoma City
   324     3515 Day Street                                                                                  Montgomery
   325     7650 Glenview Drive                                                                              Richland Hills
   326     4604 East Broadway St.                                                                           N. Little Rock
   327     808 E. Battle Street                                                                             Talladega
   328     2408 East South Blvd.                                                                            Montgomery
   329     4770 Mobile Highway                                                                              Montgomery
   330     1668 Sycamore View Road                                                                          Memphis
   331     2516 Inwood Road                                                                                 Dallas
   332     785 Division Street                                                                              Biloxi
   333     3061 Terry Road                                                                                  Jackson
   334     4826 Southmost Rd.                                                                               Brownsville
   335     728 N. Galloway Ave.                                                                             Mesquite
   336     500 South International Blvd.                                                                    Hidalgo
   337     7460 E 14th St.                                                                                  Brownsville
   338     1748 Highway 100                                                                                 Port Isabel
   339     716 North Main St                                                                                La Feria
   340     905 Avenue Q                                                                                     Lubbock
   341     430 S. New Braunfels Ave.                                                                        San Antonio
   342     1923 Goliad Rd                                                                                   San Antonio
   343     1702 Guadalupe St.                                                                               Laredo
   344     510 W. Oltorf St.                                                                                Austin
   345     1150 Airport Blvd.                                                                               Austin
   346     501 N. O'Connor Rd                                                                               Irving
   347     2019 Singleton Blvd                                                                              Dallas
   348     3420 San Bernardo Ave.                                                                           Laredo
   349     2120 W. Seminary Dr.                                                                             Fort Worth
   350     7848 N. Oracle Rd.                                                                               Tucson
   351     11500 Blue Ridge Blvd.                                                                           Kansas City
   352     1000 East Abram St.                                                                              Arlington
   353     1318 S. WW White Rd                                                                              San Antonio
   354     3605 S. Lancaster Rd                                                                             Dallas
   355     200 Cleveland Ave, SW                                                                            Atlanta
   356     1515 S. Valley Mills Dr.                                                                         Waco
   357     2515 East 12th Street                                                                            Kansas City
   358     3900 Indiana Ave.                                                                                Kansas City
   359     5500 Prospect Avenue                                                                             Kansas City
   360     3052 Jefferson Avenue, SW                                                                        Birmingham
   361     402 W. Valencia Rd.                                                                              Tucson
   362     1405 Moreland Ave. SE                                                                            Atlanta
   363     2324 29th Avenue,                                                                                Birmingham
   364     3344 Lackland Rd                                                                                 Fort Worth
   365     1822 S. Zarzamora St.                                                                            San Antonio
   366     1819 N. 10th Street                                                                              Mcallen
   367     205 W. Hwy 83                                                                                    Weslaco
   368     2442 Summer Avenue                                                                               Memphis
   369     2501 E. Ensley Avenue                                                                            Birmingham
   370     1222 Central Avenue                                                                              Kansas City
   371     3900 NE 28th Street                                                                              Haltom City
   372     1401 Dr. Martin Luther King Dr.                                                                  Little Rock
   373     5423 W. 12th Street                                                                              Little Rock
   374     150, 172-206 Kitts Lane                                                                          Newington
   375     903-1057 North Main Street                                                                       Salinas
   376     78 Brookside Ave                                                                                 Chester
   377     44 West Gartner                                                                                  Naperville
   378     401 Shady Avenue                                                                                 Pittsburgh
   379     7320 216th Street SW                                                                             Edmonds
   380     201 W. Bay Street                                                                                Savannah
   381     657 Worcester Street                                                                             Southbridge
   382     51382 Gratiot  Avenue                                                                            Chesterfield Township
   383     570 East Crossville Road                                                                         Roswell
   384     25101 and 25201 Chagrin Boulevard                                                                Beachwood
   385     U.S. 83 Expressway & Jackson Road                                                                Mcallen
   386     9340, 9404 & 9455 Cabot Drive                                                                    San Diego

   387     2264 East Hadley Road                                                                            Plainfield
   388     920 Spring Street                                                                                Petoskey
   389     271 W. State Route 120                                                                           Fremont
   390     6353 Melton Road                                                                                 Portage
   391     2028 66th Street North                                                                           St. Petersburg
   392     1101 Lenoxplace Circle                                                                           Raleigh
   393     151 Southhall Lane                                                                               Maitland

   394     21030 US Highway 19 North                                                                        Clearwater
   395     1000 US Highway 31 North                                                                         East Bay Township
   396     1777 West Hi-Point Drive                                                                         Center Township
   397     1734 Mission Bay Circle                                                                          Viera
   398     7111 Fairway Drive                                                                               Palm Beach Gardens

   399     2326 N. U.S. 31 South                                                                            Garfield Township
   400     1457 Silhavey Road                                                                               Valparaiso
   401     5059 South 9th Street                                                                            Kalamazoo
   402     6000 Beatty Drive                                                                                Irwin Borough
   403     1535 Blanding Boulevard                                                                          Middleburg

   404     52 Chester Pike                                                                                  Darby
   405     800 River Street                                                                                 Haverhill
   406     1215 Troy-Schenectady Road                                                                       Niskayuna
   407     1310-1360 Orange Avenue                                                                          Coronado
   408     515 East 100 South                                                                               Salt Lake City
   409     535 Tchoupitoulas Street                                                                         New Orleans

   410     N14 W24200 Tower Place                                                                           Pewaukee
   411     20925 Crossroads Circle                                                                          Waukesha
   412     15850 West Bluemound Road                                                                        Brookfield
   413     1033 N. Mayfair Road                                                                             Wauwatosa,
   414     425 Queen Anne Avenue North                                                                      Seattle
   415     12727 Sherman Way                                                                                North Hollywood
   416     12203 Strickland Road                                                                            Raleigh
   417     1275 Central Avenue                                                                              Brentwood
   418     825 East Gate Boulevard                                                                          Garden City
   419     400 Techne Center Drive, 50 West Techne Dr., 250 Whitney Dr.                                     Milford
   420     403 Treeline Park                                                                                San Antonio
   421     235 Main Street & 4-6 High Court                                                                 East Hartford
   422     4311 Wilshire Boulevard                                                                          Los Angeles
   423     272nd Street S.E. and 169th Place S.E.                                                           Covington
   424     520-580 North 2nd Street                                                                         El Cajon
   425     75 Robin Hill Road                                                                               Goleta
   426     200 C Street, 5 and 25 Petaluma Boulevard South, and 100 and 102 2nd Street                      Petaluma
   427     135 S. Main Street; 320 W. Main Street; 339 W. Main Street                                       West Hartford/Avon
   428     1 School Avenue                                                                                  Sarasota
   429     1959 N. Alafaya Trail                                                                            Orlando
   430     4840 West Desert Inn Road                                                                        Las Vegas
   431     555-567 Floresta Blvd., 14391 & 14393 A-J Washington Ave.                                        San Leandro
   432     718-762 & 788 S Harbor Boulevard                                                                 Santa Ana
   433     2801-2805 Fruitville Road                                                                        Sarasota
   434     8335 Barbour Road                                                                                Richmond
   435     14450/14510 Eagle Run Drive                                                                      Omaha
   436     901 Gilman Street                                                                                Berkeley
   437     4009 Linclon Boulevard                                                                           Los Angeles

   438     220 Bill France Boulevard                                                                        Daytona Beach
   439     1125 Airport Boulevard                                                                           Melbourne
   440     115 East Mosholu Parkway North                                                                   Bronx
   441     1300-1600 Snow Creek Drive                                                                       Park City
   442     2946 Sleepy Hollow Road; 6305 & 6319 Castle Place                                                Falls Church
   443     223 West Erie                                                                                    Chicago
   444     11000-11002 Baltimore Pike                                                                       Concordville
   445     4660 Salisbury Road                                                                              Jacksonville
   446     404-602 Hall of Fame Drive                                                                       Lake City
   447     8707 Temple Terrace Highway                                                                      Temple Terrace
   448     1120 Second Street, 1200-1210 Central Avenue                                                     Brentwood
   449     146 & 146A Manetto Hill Road                                                                     Plainview

   450     1680 Hiram Douglasville Highway                                                                  Hiram
   451     3280 Dallas Highway                                                                              Marietta
   452     8505 W. 183rd St.                                                                                Tinley Park
   453     13200-13210 Estrella Ave.                                                                        Los Angeles
   454     127-133 Doe Run Road                                                                             Manheim
   455     5614 Vineland Road                                                                               Orlando
   456     1801 & 1809 Excise Avenue                                                                        Ontario
   457     101 Rohrerstown Road                                                                             Lancaster
   458     6255 East Sharland Avenue East                                                                   Reno
   459     101-102 Bonham Rd.                                                                               Bristol
   460     1185,1155 Second Street                                                                          Brentwood
   461     7315 W. Sahara Avenue                                                                            Las Vegas
   462     12569 Van Nuys Blvd.                                                                             Pacoima
   463     9960 West Cheyenne Avenue                                                                        Las Vegas

   464     3655 Cincinnati Avenue                                                                           Rocklin
   465     4430 Granite Drive                                                                               Rocklin
   466     13216, 13236, & 13240 N. 7th Street                                                              Phoenix
   467     1534 Ray Road                                                                                    Gilbert
   468     2359 Windy Hill Road                                                                             Marietta
   469     2145 & 2151 Highland Avenue                                                                      Birmingham
   470     2095 North Cobb Parkway                                                                          Kennesaw
   471     401 Pacific Avenue                                                                               Santa Cruz
   472     13132-13180 Poway Road                                                                           Poway
   473     1420 Cypress Creek Road                                                                          Cedar Park
   474     6733 103rd St.                                                                                   Jacksonville

   475     82 Louis Street                                                                                  New Brunswick
   476     260 Somerset Street                                                                              New Brunswick
   477     211 Hamilton Street                                                                              New Brunswick
   478     37 Duke Street                                                                                   New Brunswick
   479     80 Guilden Street                                                                                New Brunswick
   480     172 Easton Avenue                                                                                New Brunswick
   481     1400 Spring Street                                                                               Silver Spring
   482     800 NE Roberts Avenue                                                                            Gresham
   483     1098 Herrington Road                                                                             Lawrenceville
   484     11974 Lebanon Road                                                                               Sharonville
   485     4302 E. Ray Road                                                                                 Phoenix
   486     178 & 180 Highland Street                                                                        Brockton
   487     2705 South Industrial Highway                                                                    Ann Arbor
   488     4901 Lawndale Drive                                                                              Greensboro
   489     1725 East Warm Springs Road                                                                      Las Vegas
   490     185 West Main Street                                                                             Macungie
   491     307 Miss Mary Road                                                                               Cleburne
   492     101 E. Hoffman Avenue                                                                            Lindenhurst
   493     50 Franklin Lane                                                                                 Manalapan
   494     3850 Shallowford Road                                                                            Marietta
   495     801-905 Highway 30                                                                               Carroll
   496     1950 Addison Street                                                                              Berkeley

   497     5149 Blanco Road                                                                                 San Antonio
   498     2155 Laredo Street                                                                               San Antonio
   499     5325 South Fort Apache                                                                           Las Vegas
   500     7142 - 7196 Muirfield Drive                                                                      Dublin
   501     7441 Manatee Avenue West                                                                         Bradenton
   502     22801-22871 Woodward Avenue                                                                      Ferndale
   503     501, 551, 574, & 575 Horton Court                                                                Lexington
   504     1160 Hilltop Drive                                                                               Redding
   505     1140 Hilltop Drive                                                                               Redding
   506     10630, 10650 & 10730 North 56th Street                                                           Temple Terrace
   507     1101-1105 University Drive East                                                                  College Station

   508     705 Hwy 150                                                                                      Coldspring
   509     602 Honea Egypt Rd                                                                               Magnolia
   510     185 Billy Mitchell Blvd                                                                          Brownsville
   511     8455 Phelan Blvd                                                                                 Beaumont
   512     1300 W. Ruben M. Torres Blvd                                                                     Brownsville
   513     1700 E. Griffin Parkway                                                                          Mission
   514     729 Hwy 100                                                                                      Los Fresnos
   515     4900 13th Avenue Southwest                                                                       Fargo
   516     21897 Diamond Lake Road                                                                          Rogers
   517     9006 Greenwell Springs Road                                                                      Baton Rouge
   518     10070 Ford Avenue                                                                                Richmond Hill
   519     1070 Hilltop Drive                                                                               Redding
   520     5450 East Lake Mead Boulevard                                                                    Las Vegas
   521     26 East Baseline Road                                                                            Phoenix
   522     5055 South Tamarus Street                                                                        Las Vegas
   523     9150 E 33rd Street                                                                               Indianapolis
   524     7 St. Luke's Place                                                                               Montclair
   525     155 Heatherset Drive                                                                             Marietta
   526     13881 Campo Road                                                                                 Jamul
   527     2680 Heath Avenue                                                                                Bronx
   528     1120 Hilltop Drive                                                                               Redding
   529     2645 Hickory Grove Road                                                                          Acworth
   530     820 West Esplanade Avenue                                                                        Kenner
   531     1711 Briercroft Court                                                                            Carrollton
   532     1225 Canton Road                                                                                 Marietta
   533     440-456 Oakmead Parkway                                                                          Sunnyvale
   534     3527 Canfield Road                                                                               Youngstown
   535     820 Barnes Boulevard                                                                             Rockledge
   536     500 -520 Eagles Landing Parkway                                                                  Stockbridge
   537     7077 Normandy Boulevard                                                                          Jacksonville
   538     121 Circuit Lane                                                                                 Jacksonville
   539     19301 South Santa Fe Avenue                                                                      Rancho Dominguez
   540     399 Louis Henna Boulevard                                                                        Round Rock
   541     3433 Losee Road and 3432 Bruce Street                                                            North Las Vegas
   542     3495 Baker Road                                                                                  Acworth
   543     5121 Business Center Drive                                                                       Fairfield
   544     1493 Ponderosa Road                                                                              Ft. Walton Beach
   545     4531 and 4551 8th Street South                                                                   Wisconsin Rapids
   546     1 Broad Street                                                                                   Glens Falls
   547     1700-1712 Abercorn Street                                                                        Savannah
   548     399 West Palmetto Park Road                                                                      Boca Raton
   549     11 Red Pump Road                                                                                 Bel Air




------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.     STATE                    ZIP CODE                 PROPERTY TYPE            PROPERTY SUB-TYPE                UNITS/SF(3)
------------------------------------------------------------------------------------------------------------------------------------

    1        NY                        10023                   Mixed Use                Retail/Hospitality                  503,178
    2        NY                        10036                   Office                   Urban                               513,563

    3        NY                        11354                   Self Storage             Self Storage                         57,878
    4        TX                        77388                   Self Storage             Self Storage                         40,400
    5        AL                        35124                   Self Storage             Self Storage                         60,847
    6        TN                        38122                   Self Storage             Self Storage                         38,775
    7        FL                        33705                   Self Storage             Self Storage                         25,809
    8        AR                        72120                   Self Storage             Self Storage                         44,260
    9        OR                        97030                   Self Storage             Self Storage                         25,811
   10        CT                        06040                   Self Storage             Self Storage                         15,850
   11        MA                        02143                   Self Storage             Self Storage                         14,067
   12        OH                        43213                   Self Storage             Self Storage                         25,039
   13        CA                        91764                   Self Storage             Self Storage                         17,543
   14        KY                        40218                   Self Storage             Self Storage                         19,750
   15        RI                        02864                   Self Storage             Self Storage                         12,979
   16        MO                        63132                   Self Storage             Self Storage                         18,607
   17        MI                        48221                   Self Storage             Self Storage                         17,160
   18        TX                        78704                   Self Storage             Self Storage                         13,480
   19        NC                        27265                   Self Storage             Self Storage                         17,350
   20        OH                        43614                   Self Storage             Self Storage                         13,295
   21        PA                        19601                   Self Storage             Self Storage                         13,500
   22        NH                        03431                   Self Storage             Self Storage                         11,185
   23        WA                        99216                   Self Storage             Self Storage                         16,858
   24        IL                        60505                   Self Storage             Self Storage                          9,875
   25        NY                        12303                   Self Storage             Self Storage                         10,860
   26        CA                        91343                   Self Storage             Self Storage                          2,916
   27        GA                        31901                   Self Storage             Self Storage                         12,450
   28        IN                        47803                   Self Storage             Self Storage                         16,725
   29        UT                        84604                   Self Storage             Self Storage                          7,796
   30        PA                        19152                   Self Storage             Self Storage                         43,150
   31        CA                        91744                   Self Storage             Self Storage                         58,425
   32        PA                        16505                   Self Storage             Self Storage                         77,028
   33        GA                        30341                   Self Storage             Self Storage                         23,600
   34        WA                        98661                   Self Storage             Self Storage                         22,895
   35        IL                        61604                   Self Storage             Self Storage                         26,550
   36        NV                        89122                   Self Storage             Self Storage                         20,819
   37        TN                        37914                   Self Storage             Self Storage                         21,744
   38        NY                        11550                   Self Storage             Self Storage                         11,689
   39        CO                        81504                   Self Storage             Self Storage                         20,950
   40        SC                        29406                   Self Storage             Self Storage                         15,020
   41        MI                        49442                   Self Storage             Self Storage                         29,150
   42        AZ                        85712                   Self Storage             Self Storage                          8,425
   43        OK                        73071                   Self Storage             Self Storage                         28,786
   44        TX                        77521                   Self Storage             Self Storage                         23,200
   45        WV                        26101                   Self Storage             Self Storage                         27,125
   46        NY                        13901                   Self Storage             Self Storage                         15,859
   47        CT                        06237                   Self Storage             Self Storage                         13,550
   48        TX                        75040                   Self Storage             Self Storage                         15,800
   49        NE                        68056                   Self Storage             Self Storage                         12,655
   50        OH                        44111                   Self Storage             Self Storage                         13,800
   51        MA                        02301                   Self Storage             Self Storage                         12,245
   52        MO                        65803                   Self Storage             Self Storage                         15,050
   53        KS                        67213                   Self Storage             Self Storage                         21,897
   54        AR                        72209                   Self Storage             Self Storage                         25,789
   55        ID                        83843                   Self Storage             Self Storage                         15,920
   56        NC                        27403                   Self Storage             Self Storage                          9,514
   57        PA                        19107                   Self Storage             Self Storage                         47,100
   58        MI                        48917                   Self Storage             Self Storage                         57,530
   59        AZ                        85016                   Self Storage             Self Storage                         22,225
   60        OK                        73114                   Self Storage             Self Storage                         49,125
   61        IL                        60201                   Self Storage             Self Storage                         26,354
   62        CA                        90301                   Self Storage             Self Storage                         13,560
   63        TX                        79411                   Self Storage             Self Storage                         25,867
   64        PA                        19128                   Self Storage             Self Storage                          8,425
   65        LA                        70403                   Self Storage             Self Storage                         38,350
   66        NJ                        08857                   Self Storage             Self Storage                         14,700
   67        TN                        37042                   Self Storage             Self Storage                         23,122
   68        FL                        34982                   Self Storage             Self Storage                         13,161
   69        NY                        11746                   Self Storage             Self Storage                         15,350
   70        IA                        51501                   Self Storage             Self Storage                         21,258
   71        AL                        35601                   Self Storage             Self Storage                         30,818
   72        NC                        27529                   Self Storage             Self Storage                         29,200
   73        TX                        77014                   Self Storage             Self Storage                         23,200
   74        OH                        43612                   Self Storage             Self Storage                         28,650
   75        CA                        91910                   Self Storage             Self Storage                          7,215
   76        NY                        12801                   Self Storage             Self Storage                         16,150
   77        WI                        53233                   Self Storage             Self Storage                         10,036
   78        MS                        39208                   Self Storage             Self Storage                         13,600
   79        SC                        29609                   Self Storage             Self Storage                         19,262
   80        VA                        23234                   Self Storage             Self Storage                         12,200
   81        IN                        47374                   Self Storage             Self Storage                         14,630
   82        CT                        06053                   Self Storage             Self Storage                          6,072
   83        MI                        48089                   Self Storage             Self Storage                          6,802
   84        CA                        92553                   Self Storage             Self Storage                         39,942
   85        CT                        06514                   Self Storage             Self Storage                         32,926
   86        CA                        90249                   Self Storage             Self Storage                         23,148
   87        FL                        32208                   Self Storage             Self Storage                         25,670
   88        PA                        19401                   Self Storage             Self Storage                         16,368
   89        MA                        01453                   Self Storage             Self Storage                         22,208
   90        NY                        13210                   Self Storage             Self Storage                         24,189
   91        ID                        83704                   Self Storage             Self Storage                         20,150
   92        AZ                        85006                   Self Storage             Self Storage                         23,258
   93        VA                        23502                   Self Storage             Self Storage                         17,325
   94        NM                        87108                   Self Storage             Self Storage                         16,550
   95        WI                        53222                   Self Storage             Self Storage                         15,615
   96        PA                        16510                   Self Storage             Self Storage                         24,808
   97        TX                        79109                   Self Storage             Self Storage                         28,160
   98        TN                        37209                   Self Storage             Self Storage                         19,325
   99        MI                        49509                   Self Storage             Self Storage                         10,240
   100       NC                        27604                   Self Storage             Self Storage                         19,450
   101       TX                        77503                   Self Storage             Self Storage                         32,200
   102       IN                        47714                   Self Storage             Self Storage                         19,975
   103       OH                        44148                   Self Storage             Self Storage                          7,687
   104       MN                        55811                   Self Storage             Self Storage                          9,178
   105       NY                        11704                   Self Storage             Self Storage                          5,719
   106       IL                        61701                   Self Storage             Self Storage                          6,512
   107       OK                        73119                   Self Storage             Self Storage                         15,390
   108       AL                        36303                   Self Storage             Self Storage                         10,088
   109       MS                        39501                   Self Storage             Self Storage                          9,771
   110       SC                        29303                   Self Storage             Self Storage                         12,514
   111       TX                        78244                   Self Storage             Self Storage                         50,725
   112       TX                        77339                   Self Storage             Self Storage                         34,600
   113       NC                        28208                   Self Storage             Self Storage                         61,269
   114       NY                        10603                   Self Storage             Self Storage                         13,936
   115       PA                        19138                   Self Storage             Self Storage                         14,597
   116       NH                        03801                   Self Storage             Self Storage                         15,995
   117       CA                        95827                   Self Storage             Self Storage                         18,475
   118       PA                        18702                   Self Storage             Self Storage                         24,512
   119       GA                        30236                   Self Storage             Self Storage                         23,867
   120       CT                        06810                   Self Storage             Self Storage                         18,778
   121       OH                        44035                   Self Storage             Self Storage                         27,204
   122       NY                        11219                   Self Storage             Self Storage                          9,254
   123       OH                        43219                   Self Storage             Self Storage                         44,213
   124       ID                        83401                   Self Storage             Self Storage                         29,073
   125       CA                        92683                   Self Storage             Self Storage                         14,206
   126       OR                        97267                   Self Storage             Self Storage                         17,770
   127       MI                        48234                   Self Storage             Self Storage                         13,178
   128       KY                        42104                   Self Storage             Self Storage                         19,400
   129       TX                        75217                   Self Storage             Self Storage                         17,053
   130       MA                        02723                   Self Storage             Self Storage                          9,964
   131       CO                        80204                   Self Storage             Self Storage                         15,521
   132       IN                        46324                   Self Storage             Self Storage                         10,336
   133       WA                        98310                   Self Storage             Self Storage                          7,488
   134       TN                        38127                   Self Storage             Self Storage                         13,088
   135       MO                        63701                   Self Storage             Self Storage                          9,350
   136       AR                        72901                   Self Storage             Self Storage                         10,154
   137       NY                        10451                   Self Storage             Self Storage                         28,168
   138       LA                        70503                   Self Storage             Self Storage                         54,875
   139       CT                        06106                   Self Storage             Self Storage                         30,677
   140       CA                        90044                   Self Storage             Self Storage                         18,428
   141       WI                        53714                   Self Storage             Self Storage                         30,508
   142       IN                        46250                   Self Storage             Self Storage                         38,300
   143       PA                        19151                   Self Storage             Self Storage                         14,962
   144       GA                        30909                   Self Storage             Self Storage                         37,472
   145       CA                        92311                   Self Storage             Self Storage                         15,524
   146       VA                        24501                   Self Storage             Self Storage                         34,028
   147       IL                        60649                   Self Storage             Self Storage                         13,333
   148       NY                        12205                   Self Storage             Self Storage                         19,750
   149       TN                        37115                   Self Storage             Self Storage                         20,825
   150       SC                        77014                   Self Storage             Self Storage                         26,750
   151       ME                        04330                   Self Storage             Self Storage                         10,113
   152       NJ                        07060                   Self Storage             Self Storage                         10,814
   153       MI                        48228                   Self Storage             Self Storage                         20,648
   154       MO                        63138                   Self Storage             Self Storage                         13,125
   155       AR                        72401                   Self Storage             Self Storage                         21,475
   156       TX                        79605                   Self Storage             Self Storage                         16,285
   157       TX                        77028                   Self Storage             Self Storage                         12,262
   158       OH                        45011                   Self Storage             Self Storage                         15,853
   159       AL                        35206                   Self Storage             Self Storage                         16,328
   160       OH                        45805                   Self Storage             Self Storage                         12,352
   161       NC                        28401                   Self Storage             Self Storage                          5,700
   162       PA                        17042                   Self Storage             Self Storage                         10,928
   163       FL                        32506                   Self Storage             Self Storage                          8,832
   164       CA                        94104                   Office                   Urban                               437,228
   165       NM                        87110                   Retail                   Anchored                            526,651

   166       MN                        55414                   Multifamily              Student Housing                         278
   167       FL                        32224                   Multifamily              Student Housing                         360
   168       TX                        77840                   Multifamily              Student Housing                         348
   169       FL                        32607                   Multifamily              Student Housing                         312
   170       OR                        97006                   Retail                   Anchored                            309,617
   171       FL                        32765                   Retail                   Anchored                            434,734
   172       TX                        77056                   Retail                   Anchored                            169,110
   173       AZ                        85382                   Retail                   Anchored                            346,428
   174       NY                        10710                   Retail                   Anchored                            431,340
   175       NV                        89117                   Retail                   Anchored                            148,017
   176       MN                        55121                   Retail                   Anchored                            278,211
   177       CA                        93117                   Multifamily              Student Housing                         109
   178       MN                        55369                   Retail                   Anchored                            265,957
   179       NY                        11801                   Retail                   Anchored                            141,475
   180       TX                        75149                   Industrial/Warehouse     Warehouse                           930,100
   181       PA                        19040                   Mixed Use                Office/Warehouse                    400,000

   182       AR                        71601                   Retail                   Free Standing                           945
   183       TX                        78214                   Retail                   Free Standing                           764
   184       TN                        38107                   Retail                   Free Standing                           960
   185       TN                        38108                   Retail                   Free Standing                         1,140
   186       TX                        78212                   Retail                   Free Standing                         1,500
   187       TX                        75232                   Retail                   Free Standing                         2,123
   188       OK                        73111                   Retail                   Free Standing                           945
   189       TN                        38114                   Retail                   Free Standing                           960
   190       TN                        38109                   Retail                   Free Standing                         1,230
   191       TN                        38106                   Retail                   Free Standing                           960
   192       MS                        39501                   Retail                   Free Standing                           983
   193       MS                        39440                   Retail                   Free Standing                           985
   194       TX                        78504                   Retail                   Free Standing                         1,470
   195       GA                        30035                   Retail                   Free Standing                         1,302
   196       MS                        39183                   Retail                   Free Standing                           983
   197       TX                        75401                   Retail                   Free Standing                           983
   198       TX                        78521                   Retail                   Free Standing                         1,169
   199       TX                        79701                   Retail                   Free Standing                           983
   200       TX                        79762                   Retail                   Free Standing                           983
   201       NM                        87102                   Retail                   Free Standing                         1,190
   202       TX                        77803                   Retail                   Free Standing                         1,200
   203       TX                        78237                   Retail                   Free Standing                         1,260
   204       TX                        78102                   Retail                   Free Standing                         1,360
   205       AL                        36105                   Retail                   Free Standing                         1,286
   206       TX                        78130                   Retail                   Free Standing                         1,144
   207       TX                        76033                   Retail                   Free Standing                         1,150
   208       TX                        78550                   Retail                   Free Standing                         1,516
   209       TX                        78217                   Retail                   Free Standing                         1,144
   210       TX                        78213                   Retail                   Free Standing                         1,144
   211       TX                        78240                   Retail                   Free Standing                         1,118
   212       NM                        87105                   Retail                   Free Standing                         1,190
   213       TX                        76522                   Retail                   Free Standing                         1,122
   214       NM                        88240                   Retail                   Free Standing                         1,144
   215       NM                        88203                   Retail                   Free Standing                         1,144
   216       GA                        30034                   Retail                   Free Standing                         1,155
   217       OK                        74129                   Retail                   Free Standing                         1,100
   218       AR                        72209                   Retail                   Free Standing                         1,144
   219       AZ                        85019                   Retail                   Free Standing                         1,172
   220       AZ                        85040                   Retail                   Free Standing                         1,157
   221       AZ                        85029                   Retail                   Free Standing                         1,144
   222       AZ                        85006                   Retail                   Free Standing                         1,156
   223       AZ                        85016                   Retail                   Free Standing                         1,176
   224       AZ                        85621                   Retail                   Free Standing                         1,144
   225       NM                        87107                   Retail                   Free Standing                         1,190
   226       TX                        78218                   Retail                   Free Standing                         1,296
   227       TX                        76543                   Retail                   Free Standing                         1,122
   228       NM                        87112                   Retail                   Free Standing                         1,190
   229       TX                        75057                   Retail                   Free Standing                         1,144
   230       TX                        79605                   Retail                   Free Standing                         1,543
   231       TX                        78723                   Retail                   Free Standing                         1,122
   232       GA                        30331                   Retail                   Free Standing                         1,144
   233       GA                        30331                   Retail                   Free Standing                         1,144
   234       GA                        30064                   Retail                   Free Standing                         1,122
   235       GA                        31211                   Retail                   Free Standing                         1,144
   236       TX                        75702                   Retail                   Free Standing                         1,144
   237       TX                        78758                   Retail                   Free Standing                         1,924
   238       TX                        78363                   Retail                   Free Standing                           994
   239       TN                        38114                   Retail                   Free Standing                           875
   240       OK                        74126                   Retail                   Free Standing                         1,491
   241       AZ                        85730                   Retail                   Free Standing                           987
   242       TX                        78521                   Retail                   Free Standing                         1,335
   243       TX                        78852                   Retail                   Free Standing                         1,335
   244       TX                        78586                   Retail                   Free Standing                         1,335
   245       TX                        79764                   Retail                   Free Standing                         1,335
   246       GA                        30033                   Retail                   Free Standing                         1,491
   247       GA                        30344                   Retail                   Free Standing                         1,320
   248       MS                        39213                   Retail                   Free Standing                         1,335
   249       MS                        39209                   Retail                   Free Standing                         1,335
   250       TN                        38116                   Retail                   Free Standing                         1,008
   251       OK                        74105                   Retail                   Free Standing                         1,100
   252       AZ                        85042                   Retail                   Free Standing                           966
   253       GA                        31201                   Retail                   Free Standing                         1,169
   254       TX                        76119                   Retail                   Free Standing                         1,320
   255       AL                        36867                   Retail                   Free Standing                         1,335
   256       GA                        31907                   Retail                   Free Standing                         1,335
   257       GA                        31709                   Retail                   Free Standing                         1,335
   258       GA                        30240                   Retail                   Free Standing                         1,335
   259       GA                        30223                   Retail                   Free Standing                         1,335
   260       OK                        73120                   Retail                   Free Standing                         1,335
   261       GA                        30032                   Retail                   Free Standing                         1,134
   262       TN                        38106                   Retail                   Free Standing                         1,276
   263       TX                        75247                   Retail                   Free Standing                         1,800
   264       TN                        38127                   Retail                   Free Standing                         1,176
   265       GA                        31015                   Retail                   Free Standing                           420
   266       OK                        73521                   Retail                   Free Standing                         1,390
   267       TX                        75051                   Retail                   Free Standing                         1,169
   268       AZ                        85007                   Retail                   Free Standing                         1,169
   269       TX                        78570                   Retail                   Free Standing                         1,176
   270       AL                        35204                   Retail                   Free Standing                         1,395
   271       AZ                        85716                   Retail                   Free Standing                         1,176
   272       TX                        76504                   Retail                   Free Standing                         1,176
   273       GA                        31903                   Retail                   Free Standing                         1,169
   274       GA                        31206                   Retail                   Free Standing                         1,335
   275       TX                        78226                   Retail                   Free Standing                         1,855
   276       AL                        35217                   Retail                   Free Standing                         1,364
   277       TX                        76119                   Retail                   Free Standing                         1,176
   278       MO                        64132                   Retail                   Free Standing                         1,774
   279       TX                        78240                   Retail                   Free Standing                           420
   280       VA                        23504                   Retail                   Free Standing                         1,572
   281       TX                        78148                   Retail                   Free Standing                         1,169
   282       TX                        78537                   Retail                   Free Standing                         1,470
   283       TX                        78543                   Retail                   Free Standing                           420
   284       TX                        78242                   Retail                   Free Standing                         1,512
   285       AL                        36110                   Retail                   Free Standing                         1,781
   286       TX                        78210                   Retail                   Free Standing                           480
   287       VA                        23505                   Retail                   Free Standing                         1,100
   288       TX                        78580                   Retail                   Free Standing                         1,169
   289       TX                        77901                   Retail                   Free Standing                         1,169
   290       VA                        23704                   Retail                   Free Standing                         1,169
   291       TX                        78516                   Retail                   Free Standing                         1,176
   292       TX                        78582                   Retail                   Free Standing                           420
   293       TX                        77901                   Retail                   Free Standing                         1,701
   294       TX                        75662                   Retail                   Free Standing                         2,080
   295       TX                        78550                   Retail                   Free Standing                         1,470
   296       TX                        78064                   Retail                   Free Standing                           420
   297       TX                        78114                   Retail                   Free Standing                         1,218
   298       TX                        78219                   Retail                   Free Standing                         1,800
   299       TX                        75217                   Retail                   Free Standing                         1,462
   300       TX                        75246                   Retail                   Free Standing                         1,386
   301       TX                        78504                   Retail                   Free Standing                         1,336
   302       TX                        75605                   Retail                   Free Standing                         1,169
   303       TX                        75050                   Retail                   Free Standing                         1,496
   304       TX                        78539                   Retail                   Free Standing                         1,924
   305       GA                        31030                   Retail                   Free Standing                         1,176
   306       OK                        73141                   Retail                   Free Standing                         1,350
   307       TX                        78526                   Retail                   Free Standing                           420
   308       TX                        77979                   Retail                   Free Standing                         1,750
   309       TX                        76661                   Retail                   Free Standing                         1,274
   310       TX                        78520                   Retail                   Free Standing                         1,428
   311       TX                        78584                   Retail                   Free Standing                         1,512
   312       TX                        75043                   Retail                   Free Standing                         1,280
   313       TX                        78741                   Retail                   Free Standing                         1,758
   314       TX                        78221                   Retail                   Free Standing                           576
   315       TX                        75180                   Retail                   Free Standing                         1,945
   316       AL                        36744                   Retail                   Free Standing                           787
   317       TX                        79403                   Retail                   Free Standing                           950
   318       TX                        78596                   Retail                   Free Standing                         1,575
   319       TX                        78216                   Retail                   Free Standing                         2,378
   320       MS                        39206                   Retail                   Free Standing                         1,472
   321       TX                        78577                   Retail                   Free Standing                         1,800
   322       TX                        75006                   Retail                   Free Standing                         1,934
   323       OK                        73135                   Retail                   Free Standing                         1,500
   324       AL                        36108                   Retail                   Free Standing                         1,560
   325       TX                        76180                   Retail                   Free Standing                         1,100
   326       AR                        72117                   Retail                   Free Standing                         1,230
   327       AL                        35160                   Retail                   Free Standing                         1,232
   328       AL                        36116                   Retail                   Free Standing                         1,230
   329       AL                        36108                   Retail                   Free Standing                         1,230
   330       TN                        38134                   Retail                   Free Standing                         1,230
   331       TX                        75235                   Retail                   Free Standing                         1,100
   332       MS                        39530                   Retail                   Free Standing                         1,200
   333       MS                        39212                   Retail                   Free Standing                         1,200
   334       TX                        78521                   Retail                   Free Standing                         1,784
   335       TX                        75149                   Retail                   Free Standing                         1,945
   336       TX                        78557                   Retail                   Free Standing                         2,600
   337       TX                        78521                   Retail                   Free Standing                         1,723
   338       TX                        78578                   Retail                   Free Standing                         2,123
   339       TX                        78559                   Retail                   Free Standing                         2,123
   340       TX                        79401                   Retail                   Free Standing                         2,123
   341       TX                        78203                   Retail                   Free Standing                         5,468
   342       TX                        78223                   Retail                   Free Standing                           638
   343       TX                        78043                   Retail                   Free Standing                         1,590
   344       TX                        78704                   Retail                   Free Standing                           886
   345       TX                        78702                   Retail                   Free Standing                         1,945
   346       TX                        75061                   Retail                   Free Standing                           780
   347       TX                        75212                   Retail                   Free Standing                           780
   348       TX                        78040                   Retail                   Free Standing                         1,180
   349       TX                        76115                   Retail                   Free Standing                         1,430
   350       AZ                        85704                   Retail                   Free Standing                         1,155
   351       MO                        64134                   Retail                   Free Standing                         1,395
   352       TX                        76010                   Retail                   Free Standing                           787
   353       TX                        78220                   Retail                   Free Standing                           800
   354       TX                        75216                   Retail                   Free Standing                           852
   355       GA                        30315                   Retail                   Free Standing                         1,350
   356       TX                        76711                   Retail                   Free Standing                         1,196
   357       MO                        64127                   Retail                   Free Standing                         1,080
   358       MO                        64130                   Retail                   Free Standing                         1,245
   359       MO                        64130                   Retail                   Free Standing                         1,110
   360       AL                        35211                   Retail                   Free Standing                         1,750
   361       AZ                        85706                   Retail                   Free Standing                         1,106
   362       GA                        30316                   Retail                   Free Standing                         1,176
   363       AL                        35207                   Retail                   Free Standing                           787
   364       TX                        76116                   Retail                   Free Standing                         1,406
   365       TX                        78207                   Retail                   Free Standing                           780
   366       TX                        78501                   Retail                   Free Standing                         1,144
   367       TX                        78596                   Retail                   Free Standing                         1,300
   368       TN                        38112                   Retail                   Free Standing                         1,134
   369       AL                        35211                   Retail                   Free Standing                         1,130
   370       KS                        66102                   Retail                   Free Standing                           940
   371       TX                        76111                   Retail                   Free Standing                           950
   372       AR                        72202                   Retail                   Free Standing                           945
   373       AR                        72204                   Retail                   Free Standing                           945
   374       CT                        06111                   Retail                   Anchored                            189,724
   375       CA                        93906                   Retail                   Anchored                            181,921
   376       NY                        10918                   Retail                   Anchored                            197,934
   377       IL                        60540                   Retail                   Anchored                            115,593
   378       PA                        15206                   Multifamily              High-Rise                               241
   379       WA                        98026                   Office                   Medical                              73,535
   380       GA                        31401                   Hospitality              Limited Service                         252
   381       MA                        01550                   Multifamily              Garden                                  212
   382       MI                        48051                   Retail                   Shadow Anchored                     163,373
   383       GA                        30075                   Retail                   Anchored                             98,614
   384       OH                        44122                   Office                   Suburban                            160,955
   385       TX                        78501                   Retail                   Anchored                            103,549
   386       CA                        92126                   Industrial/Warehouse     Light Industrial                    229,880

   387       IN                        46168                   Hospitality              Extended Stay                            82
   388       MI                        49770                   Hospitality              Limited Service                          77
   389       IN                        46737                   Hospitality              Limited Service                          75
   390       IN                        46368                   Hospitality              Limited Service                          60
   391       FL                        33710                   Retail                   Anchored                            146,233
   392       NC                        27603                   Multifamily              Garden                                  264
   393       FL                        32751                   Office                   Suburban                            135,911

   394       FL                        33765                   Hospitality              Limited Service                         174
   395       MI                        49686                   Hospitality              Limited Service                         125
   396       IN                        46350                   Hospitality              Limited Service                          62
   397       FL                        32955                   Multifamily              Garden                                  360
   398       FL                        33418                   Office                   Suburban                             87,652

   399       MI                        49684                   Hospitality              Limited Service                         119
   400       IN                        46383                   Hospitality              Limited Service                          77
   401       MI                        49009                   Hospitality              Limited Service                          78
   402       PA                        15642                   Multifamily              Garden                                  446
   403       FL                        32068                   Multifamily              Garden                                  304

   404       PA                        19023                   Retail                   Free Standing                        13,027
   405       MA                        01832                   Retail                   Free Standing                        14,560
   406       NY                        12309                   Retail                   Free Standing                        12,738
   407       CA                        92118                   Mixed Use                Retail/Office                        47,099
   408       UT                        94102                   Office                   Urban                               167,441
   409       LA                        70130                   Hospitality              Full Service                            165

   410       WI                        53072                   Office                   Suburban                             54,126
   411       WI                        53186                   Office                   Suburban                             60,000
   412       WI                        53005                   Office                   Suburban                             45,033
   413       WI                        53226                   Office                   Suburban                             46,160
   414       WA                        98109                   Mixed Use                Multifamily/Hospitality                 180
   415       CA                        91605                   Retail                   Anchored                            135,935
   416       NC                        27613                   Multifamily              Garden                                  156
   417       CA                        94513                   Multifamily              Garden                                  137
   418       NY                        11530                   Office                   Medical                              79,200
   419       OH                        45150                   Mixed Use                Office/Warehouse                    245,686
   420       TX                        78209                   Office                   Medical                              50,360
   421       CT                        06118                   Multifamily              Garden                                  258
   422       CA                        90010                   Office                   Urban                               100,771
   423       WA                        98042                   Retail                   Anchored                             53,428
   424       CA                        92021                   Retail                   Anchored                             67,966
   425       CA                        93117                   Industrial/Warehouse     Light Industrial                    128,827
   426       CA                        94952                   Retail                   Shadow Anchored                      43,079
   427       CT         06107 (West Hartford); 06001 (Avon)    Retail                   Unanchored                           62,228
   428       FL                        34236                   Office                   Urban                                76,162
   429       FL                        32826                   Hospitality              Limited Service                         122
   430       NV                        89102                   Retail                   Anchored                             88,925
   431       CA                        94578                   Retail                   Anchored                            142,688
   432       CA                        92704                   Retail                   Shadow Anchored                      45,385
   433       FL                        34237                   Office                   Suburban                            108,091
   434       VA                        23228                   Multifamily              Garden                                  180
   435       NE                        68116                   Retail                   Unanchored                           68,125
   436       CA                        94710                   Mixed Use                Light Industrial/Retail             122,061
   437       CA                        90292                   Retail                   Free Standing                        11,208

   438       FL                        32114                   Hospitality              Extended Stay                           135
   439       FL                        32901                   Hospitality              Extended Stay                           132
   440       NY                        10467                   Multifamily              Mid-Rise                                 92
   441       UT                        84060                   Retail                   Anchored                             22,874
   442       VA                        22044                   Office                   Suburban                             54,814
   443       IL                        60610                   Office                   Urban                                68,940
   444       PA                        19331                   Retail                   Unanchored                           31,232
   445       FL                        32256                   Hospitality              Limited Service                         184
   446       FL                        32055                   Office                   Medical                              31,780
   447       FL                        33637                   Retail                   Anchored                             97,131
   448       CA                        94513                   Office                   Suburban                             35,425
   449       NY                        11803                   Office                   Medical                              31,636

   450       GA                        30141                   Self Storage             Self Storage                         78,715
   451       GA                        30064                   Self Storage             Self Storage                         59,532
   452       IL                        60477                   Office                   Suburban                             57,375
   453       CA                        90248                   Industrial/Warehouse     Light Industrial                    115,339
   454       PA                        17545                   Retail                   Unanchored                           78,647
   455       FL                        32819                   Hospitality              Limited Service                         116
   456       CA                        91761                   Office                   Suburban                             46,469
   457       PA                        17603                   Retail                   Unanchored                           58,973
   458       NV                        89523                   Retail                   Free Standing                        46,205
   459       VA                        24202                   Retail                   Anchored                             62,141
   460       CA                        94513                   Retail                   Shadow Anchored                      23,685
   461       NV                        89117                   Office                   Medical                              27,227
   462       CA                        91331                   Multifamily              Garden                                   62
   463       NV                        89129                   Office                   Suburban                             33,196

   464       CA                        95765                   Industrial/Warehouse     Warehouse                            50,400
   465       CA                        95677                   Retail                   Unanchored                           18,390
   466       AZ                        85022                   Retail                   Shadow Anchored                      25,040
   467       AZ                        85296                   Retail                   Unanchored                           24,128
   468       GA                        30067                   Retail                   Anchored                            101,090
   469       AL                        35205                   Office                   Suburban                             65,962
   470       GA                        30152                   Self Storage             Self Storage                        110,051
   471       CA                        95060                   Multifamily              Garden                                   71
   472       CA                        92064                   Retail                   Unanchored                           29,462
   473       TX                        78613                   Retail                   Shadow Anchored                      19,965
   474       FL                        32210                   Retail                   Shadow Anchored                      37,800

   475       NJ                        08901                   Multifamily              Low-Rise                                  3
   476       NJ                        08901                   Multifamily              Low-Rise                                  2
   477       NJ                        08901                   Multifamily              Low-Rise                                  2
   478       NJ                        08901                   Multifamily              Low-Rise                                  2
   479       NJ                        08901                   Multifamily              Low-Rise                                  2
   480       NJ                        08901                   Multifamily              Low-Rise                                  2
   481       MD                        20910                   Office                   Suburban                             69,540
   482       OR                        97030                   Multifamily              Garden                                   90
   483       GA                        30044                   Retail                   Unanchored                           40,001
   484       OH                        45241                   Retail                   Unanchored                           66,083
   485       AZ                        85044                   Retail                   Unanchored                           21,295
   486       MA                        02301                   Multifamily              Low-Rise                                 64
   487       MI                        48104                   Office                   Suburban                             37,875
   488       NC                        27455                   Multifamily              Garden                                  140
   489       NV                        89119                   Retail                   Unanchored                           24,336
   490       PA                        18062                   Retail                   Unanchored                           31,473
   491       TX                        76031                   Multifamily              Garden                                   68
   492       NY                        11757                   Self Storage             Self Storage                         46,913
   493       NJ                        07726                   Office                   Medical                              19,223
   494       GA                        30062                   Self Storage             Self Storage                         66,641
   495       IA                        51401                   Retail                   Anchored                             58,782
   496       CA                        94704                   Office                   Suburban                             23,306

   497       TX                        78213                   Self Storage             Self Storage                         48,130
   498       TX                        78207                   Self Storage             Self Storage                         46,981
   499       NV                        89148                   Retail                   Unanchored                           13,764
   500       OH                        43017                   Retail                   Unanchored                           26,516
   501       FL                        34209                   Retail                   Unanchored                           47,242
   502       MI                        48220                   Retail                   Anchored                             30,916
   503       KY                        40511                   Industrial/Warehouse     Warehouse                           130,650
   504       CA                        96003                   Retail                   Shadow Anchored                      28,000
   505       CA                        96003                   Retail                   Shadow Anchored                      25,500
   506       FL                        33617                   Mixed Use                Retail/Office                        42,221
   507       TX                        77840                   Mixed Use                Office/Retail                        29,254

   508       TX                        77331                   Retail                   Shadow Anchored                       9,014
   509       TX                        77354                   Retail                   Shadow Anchored                       8,125
   510       TX                        78521                   Retail                   Shadow Anchored                       8,125
   511       TX                        77707                   Retail                   Shadow Anchored                       9,100
   512       TX                        78520                   Retail                   Shadow Anchored                       9,100
   513       TX                        78572                   Retail                   Shadow Anchored                       9,100
   514       TX                        78566                   Retail                   Shadow Anchored                       9,100
   515       ND                        58103                   Retail                   Unanchored                           19,425
   516       MN                        55374                   Retail                   Shadow Anchored                      14,832
   517       LA                        70814                   Retail                   Anchored                             13,824
   518       GA                        31324                   Retail                   Unanchored                           50,128
   519       CA                        96003                   Retail                   Shadow Anchored                      23,838
   520       NV                        89156                   Multifamily              Garden                                   52
   521       AZ                        85015                   Retail                   Unanchored                           43,230
   522       NV                        89119                   Multifamily              Garden                                   87
   523       IN                        46235                   Industrial/Warehouse     Warehouse                           187,244
   524       NJ                        07042                   Multifamily              Low-Rise                                 40
   525       GA                        30064                   Self Storage             Self Storage                         84,758
   526       CA                        91935                   Retail                   Unanchored                           28,982
   527       NY                        10463                   Multifamily              Mid-Rise                                 53
   528       CA                        96003                   Retail                   Shadow Anchored                      12,211
   529       GA                        30101                   Self Storage             Self Storage                         59,390
   530       LA                        70065                   Retail                   Free Standing                        13,813
   531       TX                        75006                   Industrial/Warehouse     Light Industrial                     67,245
   532       GA                        30066                   Self Storage             Self Storage                         65,725
   533       CA                        94085                   Industrial/Warehouse     Flex Industrial                      27,401
   534       OH                        44511                   Retail                   Free Standing                        19,429
   535       FL                        32955                   RV Park                  RV Park                                 259
   536       GA                        30281                   Retail                   Unanchored                           13,180
   537       FL                        32205                   Retail                   Unanchored                           12,360
   538       NC                        28546                   Hospitality              Limited Service                          79
   539       CA                        90221                   Industrial/Warehouse     Light Industrial                     41,238
   540       TX                        78728                   Retail                   Anchored                              9,600
   541       NV                        89030                   Industrial/Warehouse     Warehouse                            32,250
   542       GA                        30101                   Self Storage             Self Storage                         38,290
   543       CA                        94533                   Retail                   Shadow Anchored                       9,789
   544       FL                        32547                   Multifamily              Garden                                   36
   545       WI                        54494                   Retail                   Shadow Anchored                      16,620
   546       NY                        12801                   Office                   Suburban                             49,897
   547       GA                        31401                   Mixed Use                Multifamily/Retail                       25
   548       FL                        33432                   Office                   Suburban                             11,336
   549       MD                        21014                   Retail                   Unanchored                            7,000




------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                               PERCENT   PERCENT LEASED
LOAN NO.            YEAR BUILT               YEAR RENOVATED           LEASED(4)   AS OF DATE(4)    SECURITY TYPE(5)   LIEN POSITION
------------------------------------------------------------------------------------------------------------------------------------

    1               1995 - 1996                   NAP                   100.0%     04/04/2005            Fee              First
    2                  1972                       NAP                    94.7%     03/07/2005            Fee              First

    3                  1928                       NAP                    88.0%     03/31/2005            Fee              First
    4                  1985                       NAP                    80.3%     03/31/2005            Fee              First
    5                  2001                       NAP                    76.8%     03/31/2005            Fee              First
    6                  1983                       NAP                    68.8%     03/31/2005            Fee              First
    7                  1958                       NAP                    98.1%     03/31/2005            Fee              First
    8           1972 / 1984 / 2002                NAP                    85.1%     03/31/2005            Fee              First
    9                  1958                       NAP                    96.2%     03/31/2005            Fee              First
   10                  1969                       NAP                    77.8%     03/31/2005            Fee              First
   11                  1941                       NAP                    79.8%     03/31/2005            Fee              First
   12               1987 / 1991                   NAP                    93.6%     03/31/2005            Fee              First
   13                  1970                       NAP                    86.8%     03/31/2005            Fee              First
   14                  1978                       NAP                    86.1%     03/31/2005            Fee              First
   15                  1950                       NAP                    76.3%     03/31/2005            Fee              First
   16                  1980                       NAP                    93.4%     03/31/2005            Fee              First
   17                  1945                       NAP                    93.2%     03/31/2005            Fee              First
   18                  1978                       NAP                    91.0%     03/31/2005            Fee              First
   19                  1993                       NAP                    84.8%     03/31/2005            Fee              First
   20               1953 / 2002                   NAP                    69.7%     03/31/2005            Fee              First
   21                  1978                       NAP                    95.5%     03/31/2005            Fee              First
   22                  1960                       NAP                    75.2%     03/31/2005            Fee              First
   23                  1981                       NAP                    92.1%     03/31/2005            Fee              First
   24                  1960                       NAP                    84.5%     03/31/2005            Fee              First
   25                  1985                       NAP                    87.5%     03/31/2005            Fee              First
   26                  1966                       NAP                    95.9%     03/31/2005            Fee              First
   27                  1963                       NAP                    87.3%     03/31/2005            Fee              First
   28                  1980                       NAP                    83.1%     03/31/2005            Fee              First
   29                  1977                       NAP                    57.4%     03/31/2005            Fee              First
   30                  1999                       NAP                    88.3%     03/31/2005            Fee              First
   31                  1968                       NAP                    91.6%     03/31/2005            Fee              First
   32                  1969                       NAP                    74.4%     03/31/2005            Fee              First
   33               1978 / 1994                   NAP                    91.0%     03/31/2005            Fee              First
   34                  1960                       NAP                    96.5%     03/31/2005            Fee              First
   35                  1980                       NAP                    73.5%     03/31/2005            Fee              First
   36                  1980                       NAP                    89.3%     03/31/2005            Fee              First
   37               1982 / 1992                   NAP                    79.4%     03/31/2005            Fee              First
   38                  1953                       NAP                    90.0%     03/31/2005            Fee              First
   39                  1979                       1999                   90.8%     03/31/2005            Fee              First
   40                  1990                       NAP                    90.2%     03/31/2005            Fee              First
   41                  1979                       NAP                    87.6%     03/31/2005            Fee              First
   42                  1980                       NAP                    93.2%     03/31/2005            Fee              First
   43               1968 / 1995                   NAP                    69.5%     03/31/2005            Fee              First
   44                  1980                       NAP                    71.8%     03/31/2005            Fee              First
   45               1960 - 1994                   NAP                    79.4%     03/31/2005            Fee              First
   46               1887 / 1960                   1965                   84.0%     03/31/2005            Fee              First
   47                  1966                       NAP                    72.5%     03/31/2005            Fee              First
   48                  1993                       NAP                    91.1%     03/31/2005            Fee              First
   49                  1969                       NAP                    88.6%     03/31/2005            Fee              First
   50                  1950                       NAP                    80.6%     03/31/2005            Fee              First
   51                  1964                       NAP                    66.3%     03/31/2005            Fee              First
   52                  1980                       NAP                    93.0%     03/31/2005            Fee              First
   53                  1970                       NAP                    62.4%     03/31/2005            Fee              First
   54               1980 - 1985                   NAP                    76.1%     03/31/2005            Fee              First
   55                  1980                       NAP                    76.9%     03/31/2005            Fee              First
   56                  1954                       NAP                    78.2%     03/31/2005            Fee              First
   57                  1927                       1996                   85.1%     03/31/2005            Fee              First
   58                  1975                       NAP                    82.8%     03/31/2005            Fee              First
   59                  1986                       1987                   89.1%     03/31/2005            Fee              First
   60                  1997                       NAP                    87.5%     03/31/2005            Fee              First
   61                  1940                       NAP                    82.9%     03/31/2005            Fee              First
   62                  1946                       NAP                    96.3%     03/31/2005            Fee              First
   63                  1959                       NAP                    74.6%     03/31/2005            Fee              First
   64                  1970                       NAP                    92.6%     03/31/2005            Fee              First
   65               1982 / 1994                   NAP                    87.8%     03/31/2005            Fee              First
   66                  1972                       NAP                    85.9%     03/31/2005            Fee              First
   67               1960 / 1975                   NAP                    85.1%     03/31/2005            Fee              First
   68                  1994                       NAP                    95.9%     03/31/2005            Fee              First
   69                  1965                       NAP                    69.7%     03/31/2005            Fee              First
   70               1965 - 1969                   NAP                    91.2%     03/31/2005            Fee              First
   71               1968 / 1999                   NAP                    79.6%     03/31/2005            Fee              First
   72                  1990                       NAP                    62.5%     03/31/2005            Fee              First
   73                  1981                       NAP                    72.5%     03/31/2005            Fee              First
   74                  1973                       NAP                    73.5%     03/31/2005            Fee              First
   75                  1978                       NAP                    86.0%     03/31/2005            Fee              First
   76                  1991                       NAP                    84.8%     03/31/2005            Fee              First
   77                  1967                       1980                   95.6%     03/31/2005            Fee              First
   78                  1980                       NAP                    84.5%     03/31/2005            Fee              First
   79                  1989                       NAP                    69.6%     03/31/2005            Fee              First
   80                  1965                       NAP                    78.5%     03/31/2005            Fee              First
   81                  1970                       NAP                    81.1%     03/31/2005            Fee              First
   82                  1947                       NAP                    91.8%     03/31/2005            Fee              First
   83                  1962                       NAP                    77.0%     03/31/2005            Fee              First
   84                  2000                       NAP                    91.3%     03/31/2005            Fee              First
   85                  1940                       NAP                    85.9%     03/31/2005            Fee              First
   86                  1958                       NAP                    97.2%     03/31/2005            Fee              First
   87               1974 / 1994                   NAP                    93.9%     03/31/2005            Fee              First
   88                  1960                   1980 / 1983                85.6%     03/31/2005            Fee              First
   89               1950 / 1977                   NAP                    66.3%     03/31/2005            Fee              First
   90                  1960                       NAP                    81.6%     03/31/2005            Fee              First
   91                  1980                       NAP                    90.8%     03/31/2005            Fee              First
   92                  1985                       1985                   90.1%     03/31/2005            Fee              First
   93                  1975                       NAP                    94.0%     03/31/2005            Fee              First
   94                  1975                       NAP                    94.2%     03/31/2005            Fee              First
   95                  1963                       NAP                    93.6%     03/31/2005            Fee              First
   96                  1978                       NAP                    88.5%     03/31/2005            Fee              First
   97                  1978                       NAP                    83.3%     03/31/2005            Fee              First
   98                  1977                       NAP                    79.6%     03/31/2005            Fee              First
   99                  1975                       NAP                    57.4%     03/31/2005            Fee              First
   100                 1991                       NAP                    75.0%     03/31/2005            Fee              First
   101                 1979                       NAP                    75.5%     03/31/2005            Fee              First
   102                 1980                       NAP                    78.0%     03/31/2005            Fee              First
   103                 1954                       NAP                    86.4%     03/31/2005            Fee              First
   104              1980 / 1984                   NAP                    92.4%     03/31/2005            Fee              First
   105              1979 / 1992                   NAP                    95.6%     03/31/2005            Fee              First
   106                 1945                       NAP                    81.6%     03/31/2005            Fee              First
   107                 1978                       NAP                    85.9%     03/31/2005            Fee              First
   108                 1945                       NAP                    85.1%     03/31/2005            Fee              First
   109                 1968                       NAP                    90.5%     03/31/2005            Fee              First
   110                 1966                       NAP                    67.5%     03/31/2005            Fee              First
   111                 1999                       NAP                    78.3%     03/31/2005            Fee              First
   112                 1982                       NAP                    80.2%     03/31/2005            Fee              First
   113                 1968                       NAP                    61.6%     03/31/2005            Fee              First
   114                 1963                       NAP                    82.6%     03/31/2005            Fee              First
   115                 1972                       NAP                    94.1%     03/31/2005            Fee              First
   116              1960 / 1990                   NAP                    92.7%     03/31/2005            Fee              First
   117                 1980                       NAP                    90.6%     03/31/2005            Fee              First
   118                 1984                       NAP                    95.2%     03/31/2005            Fee              First
   119                 1974                       NAP                    80.0%     03/31/2005            Fee              First
   120                 1958                       NAP                    73.2%     03/31/2005            Fee              First
   121              1970 - 1993                   NAP                    83.2%     03/31/2005            Fee              First
   122                 1931                       NAP                    86.5%     03/31/2005            Fee              First
   123              1975 / 2003                   NAP                    51.1%     03/31/2005            Fee              First
   124                 1981                       NAP                    85.5%     03/31/2005            Fee              First
   125                 1983                       NAP                    85.4%     03/31/2005            Fee              First
   126                 1979                       NAP                    93.4%     03/31/2005            Fee              First
   127                 1969                       NAP                    78.8%     03/31/2005            Fee              First
   128                 1974                       NAP                    85.5%     03/31/2005            Fee              First
   129                 1979                       NAP                    81.7%     03/31/2005            Fee              First
   130                 1940                       NAP                    78.4%     03/31/2005            Fee              First
   131                 1928                       NAP                    78.1%     03/31/2005            Fee              First
   132                 1938                       NAP                    98.1%     03/31/2005            Fee              First
   133                 1981                       NAP                    91.5%     03/31/2005            Fee              First
   134              1972 / 1979                   NAP                    84.8%     03/31/2005            Fee              First
   135              1978 / 1984                   NAP                    94.0%     03/31/2005            Fee              First
   136                 1980                       NAP                    72.7%     03/31/2005            Fee              First
   137                 1928                       NAP                    79.5%     03/31/2005            Fee              First
   138                 1996                       NAP                    63.5%     03/31/2005            Fee              First
   139                 1990                       NAP                    73.9%     03/31/2005            Fee              First
   140                 1965                       NAP                    97.6%     03/31/2005            Fee              First
   141          1975 / 1987 / 2002                NAP                    80.3%     03/31/2005            Fee              First
   142                 1991                       NAP                    92.1%     03/31/2005            Fee              First
   143              1980 - 1996                   NAP                    87.0%     03/31/2005            Fee              First
   144                 1989                       NAP                    76.3%     03/31/2005            Fee              First
   145                 1967                       NAP                    97.0%     03/31/2005            Fee              First
   146              1760 / 2002                   NAP                    65.2%     03/31/2005            Fee              First
   147                 1954                       NAP                    98.3%     03/31/2005            Fee              First
   148                 1993                       NAP                    95.0%     03/31/2005            Fee              First
   149              1978 - 2000                   NAP                    79.4%     03/31/2005            Fee              First
   150                 1990                       NAP                    74.6%     03/31/2005            Fee              First
   151                 1966                       NAP                    92.7%     03/31/2005            Fee              First
   152                 1977                       NAP                    87.6%     03/31/2005            Fee              First
   153                 1953                       NAP                    80.2%     03/31/2005            Fee              First
   154              1970 / 1990                   NAP                    96.8%     03/31/2005            Fee              First
   155                 1987                       NAP                    89.2%     03/31/2005            Fee              First
   156                 1979                       NAP                    86.2%     03/31/2005            Fee              First
   157                 1965                       NAP                    82.6%     03/31/2005            Fee              First
   158              1981 - 1986                   NAP                    71.4%     03/31/2005            Fee              First
   159                 1953                       NAP                    73.2%     03/31/2005            Fee              First
   160                 1959                       NAP                    82.7%     03/31/2005            Fee              First
   161                 1948                       NAP                    89.0%     03/31/2005            Fee              First
   162                 1975                       NAP                    79.6%     03/31/2005            Fee              First
   163                 1962                       NAP                    90.3%     03/31/2005            Fee              First
   164                 1917                       2000                   99.8%     05/06/2005      Fee / Leasehold        First
   165       1964 / 1974 / 1995 / 2001 1975 / 1984 / 1992 / 1995         90.9%     03/17/2005      Fee / Leasehold        First

   166              2001 - 2003                   NAP                    85.3%     03/31/2005            Fee              First
   167              1996 - 1997                   NAP                    84.5%     03/31/2005            Fee              First
   168                 1998                       NAP                    84.0%     03/31/2005            Fee              First
   169              1994 - 1996                   NAP                    77.7%     03/31/2005            Fee              First
   170          1995 / 1997 / 1998                NAP                    97.6%     04/11/2005            Fee              First
   171                 1998                       NAP                    89.9%     04/19/2005            Fee              First
   172                 1999                       2005                   88.6%     05/26/2005            Fee              First
   173                 1996                       NAP                    99.0%     03/31/2005            Fee              First
   174          1958 / 1970 / 2001     1970 / 1995 / 1998 / 2004         96.3%     03/02/2005      Fee / Leasehold        First
   175          2000 - 2001 / 2003                NAP                    96.1%     06/29/2005            Fee              First
   176                 1996                       NAP                    99.0%     03/31/2005            Fee              First
   177                 1963                       2002                  100.0%     04/21/2005            Fee              First
   178                 1996                       NAP                   100.0%     03/31/2005            Fee              First
   179                 1985                       2004                   90.2%     03/24/2005            Fee              First
   180                 2001                       NAP                   100.0%     08/01/2005            Fee              First
   181                 1960                       2003                   74.1%     04/21/2005            Fee              First

   182                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   183                 1970                       NAP                   100.0%     04/12/2005            Fee              First
   184                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   185                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   186                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   187                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   188                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   189                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   190                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   191                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   192                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   193                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   194                 1981                       NAP                   100.0%     04/12/2005            Fee              First
   195                 1981                       NAP                   100.0%     04/12/2005            Fee              First
   196                 1972                       NAP                   100.0%     04/12/2005            Fee              First
   197                 1972                       NAP                   100.0%     04/12/2005            Fee              First
   198                 1972                       NAP                   100.0%     04/12/2005            Fee              First
   199                 1972                       NAP                   100.0%     04/12/2005            Fee              First
   200                 1972                       NAP                   100.0%     04/12/2005            Fee              First
   201                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   202                 1972                       NAP                   100.0%     04/12/2005            Fee              First
   203                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   204                 1972                       NAP                   100.0%     04/12/2005            Fee              First
   205                 1972                       NAP                   100.0%     04/12/2005            Fee              First
   206                 1973                       NAP                   100.0%     04/12/2005            Fee              First
   207                 1997                       NAP                   100.0%     04/12/2005            Fee              First
   208                 1973                       NAP                   100.0%     04/12/2005            Fee              First
   209                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   210                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   211                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   212                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   213                 1973                       NAP                   100.0%     04/12/2005            Fee              First
   214                 1974                       NAP                   100.0%     04/12/2005            Fee              First
   215                 1974                       NAP                   100.0%     04/12/2005            Fee              First
   216                 1974                       NAP                   100.0%     04/12/2005            Fee              First
   217                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   218                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   219                 1974                       NAP                   100.0%     04/12/2005            Fee              First
   220                 1974                       NAP                   100.0%     04/12/2005            Fee              First
   221                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   222                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   223                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   224                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   225                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   226                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   227                 1974                       NAP                   100.0%     04/12/2005            Fee              First
   228                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   229                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   230                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   231                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   232                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   233                 1975                       NAP                   100.0%     04/12/2005            Fee              First
   234                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   235                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   236                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   237                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   238                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   239                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   240                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   241                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   242                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   243                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   244                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   245                 1979                       NAP                   100.0%     04/12/2005            Fee              First
   246                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   247                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   248                 1978                       NAP                   100.0%     04/12/2005            Fee              First
   249                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   250                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   251                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   252                 1977                       NAP                   100.0%     04/12/2005            Fee              First
   253                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   254                 1979                       NAP                   100.0%     04/12/2005            Fee              First
   255                 1978                       NAP                   100.0%     04/12/2005            Fee              First
   256                 1978                       NAP                   100.0%     04/12/2005            Fee              First
   257                 1978                       NAP                   100.0%     04/12/2005            Fee              First
   258                 1978                       NAP                   100.0%     04/12/2005            Fee              First
   259                 1978                       NAP                   100.0%     04/12/2005            Fee              First
   260                 1978                       NAP                   100.0%     04/12/2005            Fee              First
   261                 1979                       NAP                   100.0%     04/12/2005            Fee              First
   262                 1979                       NAP                   100.0%     04/12/2005            Fee              First
   263                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   264                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   265                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   266                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   267                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   268                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   269                 1982                       NAP                   100.0%     04/12/2005            Fee              First
   270                 1983                       NAP                   100.0%     04/12/2005            Fee              First
   271                 1983                       NAP                   100.0%     04/12/2005            Fee              First
   272                 1983                       NAP                   100.0%     04/12/2005            Fee              First
   273                 1983                       NAP                   100.0%     04/12/2005            Fee              First
   274                 1983                       NAP                   100.0%     04/12/2005            Fee              First
   275                 1983                       NAP                   100.0%     04/12/2005            Fee              First
   276                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   277                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   278                 1996                       NAP                   100.0%     04/12/2005            Fee              First
   279                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   280                 1988                       NAP                   100.0%     04/12/2005            Fee              First
   281                 1989                       NAP                   100.0%     04/12/2005            Fee              First
   282                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   283                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   284                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   285                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   286                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   287                 1988                       NAP                   100.0%     04/12/2005            Fee              First
   288                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   289                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   290                 1988                       NAP                   100.0%     04/12/2005            Fee              First
   291                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   292                 1984                       NAP                   100.0%     04/12/2005            Fee              First
   293                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   294                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   295                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   296                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   297                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   298                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   299                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   300                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   301                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   302                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   303                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   304                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   305                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   306                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   307                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   308                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   309                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   310                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   311                 1985                       NAP                   100.0%     04/12/2005            Fee              First
   312                 1986                       NAP                   100.0%     04/12/2005            Fee              First
   313                 1986                       NAP                   100.0%     04/12/2005            Fee              First
   314                 1986                       NAP                   100.0%     04/12/2005            Fee              First
   315                 1986                       NAP                   100.0%     04/12/2005            Fee              First
   316                 1986                       NAP                   100.0%     04/12/2005            Fee              First
   317                 1986                       NAP                   100.0%     04/12/2005            Fee              First
   318                 1990                       NAP                   100.0%     04/12/2005            Fee              First
   319                 1993                       NAP                   100.0%     04/12/2005            Fee              First
   320                 1998                       NAP                   100.0%     04/12/2005            Fee              First
   321                 1997                       NAP                   100.0%     04/12/2005            Fee              First
   322                 1997                       NAP                   100.0%     04/12/2005            Fee              First
   323                 1998                       NAP                   100.0%     04/12/2005            Fee              First
   324                 1998                       NAP                   100.0%     04/12/2005            Fee              First
   325                 1999                       NAP                   100.0%     04/12/2005            Fee              First
   326                 1999                       NAP                   100.0%     04/12/2005            Fee              First
   327                 1998                       NAP                   100.0%     04/12/2005            Fee              First
   328                 1999                       NAP                   100.0%     04/12/2005            Fee              First
   329                 1999                       NAP                   100.0%     04/12/2005            Fee              First
   330                 1999                       NAP                   100.0%     04/12/2005            Fee              First
   331                 1999                       NAP                   100.0%     04/12/2005            Fee              First
   332                 2000                       NAP                   100.0%     04/12/2005            Fee              First
   333                 2000                       NAP                   100.0%     04/12/2005            Fee              First
   334                 2000                       NAP                   100.0%     04/12/2005            Fee              First
   335                 2001                       NAP                   100.0%     04/12/2005            Fee              First
   336                 2001                       NAP                   100.0%     04/12/2005            Fee              First
   337                 2002                       NAP                   100.0%     04/12/2005            Fee              First
   338                 2004                       NAP                   100.0%     04/12/2005            Fee              First
   339                 2003                       NAP                   100.0%     04/12/2005            Fee              First
   340                 2003                       NAP                   100.0%     04/12/2005            Fee              First
   341                 1965                       NAP                   100.0%     04/12/2005            Fee              First
   342                 1967                       NAP                   100.0%     04/12/2005            Fee              First
   343                 1966                       NAP                   100.0%     04/12/2005            Fee              First
   344                 1967                       NAP                   100.0%     04/12/2005            Fee              First
   345                 2003                       NAP                   100.0%     04/12/2005            Fee              First
   346                 1967                       NAP                   100.0%     04/12/2005            Fee              First
   347                 1968                       NAP                   100.0%     04/12/2005            Fee              First
   348                 1968                       NAP                   100.0%     04/12/2005            Fee              First
   349                 1965                       NAP                   100.0%     04/12/2005            Fee              First
   350                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   351                 1996                       NAP                   100.0%     04/12/2005            Fee              First
   352                 1968                       NAP                   100.0%     04/12/2005            Fee              First
   353                 1968                       NAP                   100.0%     04/12/2005            Fee              First
   354                 1969                       NAP                   100.0%     04/12/2005            Fee              First
   355                 1980                       NAP                   100.0%     04/12/2005            Fee              First
   356                 1969                       NAP                   100.0%     04/12/2005            Fee              First
   357                 1996                       NAP                   100.0%     04/12/2005            Fee              First
   358                 1996                       NAP                   100.0%     04/12/2005            Fee              First
   359                 1996                       NAP                   100.0%     04/12/2005            Fee              First
   360                 1981                       NAP                   100.0%     04/12/2005            Fee              First
   361                 1981                       NAP                   100.0%     04/12/2005            Fee              First
   362                 1981                       NAP                   100.0%     04/12/2005            Fee              First
   363                 1970                       NAP                   100.0%     04/12/2005            Fee              First
   364                 1970                       NAP                   100.0%     04/12/2005            Fee              First
   365                 1970                       NAP                   100.0%     04/12/2005            Fee              First
   366                 1992                       NAP                   100.0%     04/12/2005            Fee              First
   367                 1970                       NAP                   100.0%     04/12/2005            Fee              First
   368                 1979                       NAP                   100.0%     04/12/2005            Fee              First
   369                 1970                       NAP                   100.0%     04/12/2005            Fee              First
   370                 1996                       NAP                   100.0%     04/12/2005            Fee              First
   371                 1970                       NAP                   100.0%     04/12/2005            Fee              First
   372                 1970                       NAP                   100.0%     04/12/2005            Fee              First
   373                 1971                       NAP                   100.0%     04/12/2005            Fee              First
   374              1995 - 1996                   NAP                   100.0%     03/31/2005            Fee              First
   375                 1957                       1986                   98.0%     04/20/2005            Fee              First
   376                 1990                   2003 - 2004                96.1%     04/01/2005            Fee              First
   377                 1962                       2004                   94.6%     04/01/2005            Fee              First
   378                 1952                       1987                   87.1%     05/11/2005            Fee              First
   379                 2003                       NAP                   100.0%     03/25/2005         Leasehold           First
   380              1892 / 1983                   2005                   71.9%     12/31/2004            Fee              First
   381                 1988                       NAP                    95.3%     03/31/2005            Fee              First
   382                 1995                       2003                   88.1%     06/23/2005      Fee / Leasehold        First
   383                 2003                       NAP                    98.5%     03/07/2005            Fee              First
   384              1986 / 1989                   NAP                    91.6%     03/31/2005            Fee              First
   385                 2003                       NAP                    94.4%     06/30/2005            Fee              First
   386              1975 - 1977                   NAP                   100.0%     05/01/2005            Fee              First

   387                 2003                       NAP                    68.6%     03/31/2005            Fee              First
   388                 2001                       NAP                    58.2%     03/31/2005            Fee              First
   389                 1998                       2005                   56.7%     03/31/2005            Fee              First
   390                 1999                       NAP                    58.2%     03/31/2005            Fee              First
   391          1971 / 1984 / 1990                2002                   96.7%     01/01/2005            Fee              First
   392                 2002                       NAP                    88.3%     03/31/2005            Fee              First
   393                 1990                       NAP                    85.5%     05/06/2005            Fee              First

   394                 1964                       1998                   61.6%     03/31/2005            Fee              First
   395                 1987                       2001                   51.7%     03/31/2005      Fee / Leasehold        First
   396                 2002                       NAP                    57.2%     03/31/2005            Fee              First
   397                 2002                       NAP                    95.3%     02/28/2005            Fee              First
   398                 2003                       NAP                    74.4%     03/16/2005            Fee              First

   399                 1995                       2000                   60.4%     03/31/2005            Fee              First
   400                 2001                       NAP                    66.6%     03/31/2005            Fee              First
   401                 2002                       NAP                    68.8%     03/31/2005            Fee              First
   402                 1968                       2004                   96.0%     12/27/2004            Fee              First
   403                 2002                       NAP                    96.4%     02/15/2005            Fee              First

   404                 2004                       NAP                   100.0%     08/01/2005            Fee              First
   405                 2004                       NAP                   100.0%     08/01/2005            Fee              First
   406                 2005                       NAP                   100.0%     08/01/2005            Fee              First
   407                 1972                       2003                   95.4%     04/01/2005            Fee              First
   408                 1982                       NAP                    85.9%     06/14/2005            Fee              First
   409                 1854                       1999                   76.6%     03/31/2005            Fee              First

   410                 1982                       NAP                    92.1%     06/03/2005            Fee              First
   411                 1992                       NAP                   100.0%     06/03/2005            Fee              First
   412                 1977                       NAP                    95.6%     06/07/2005            Fee              First
   413                 1988                       NAP                    82.8%     06/03/2005            Fee              First
   414                 2002                       NAP                    84.4%     04/13/2005            Fee              First
   415              1969 - 1978               2003 - 2004               100.0%     02/08/2005            Fee              First
   416                 2000                       NAP                    91.0%     03/31/2005            Fee              First
   417              1989 / 1997                   NAP                    99.3%     03/16/2005            Fee              First
   418                 1985                       NAP                   100.0%     04/01/2005            Fee              First
   419          1985 / 1987 / 1989                NAP                    85.4%     04/01/2005            Fee              First
   420                 2004                       NAP                   100.0%     02/01/2005            Fee              First
   421                 1952                       1995                   91.9%     02/11/2005            Fee              First
   422                 1968                       NAP                    93.3%     06/01/2005            Fee              First
   423                 2004                       NAP                    94.8%     03/29/2005            Fee              First
   424                 1965                       1997                  100.0%     04/11/2005            Fee              First
   425                 1966                   1994 / 1998               100.0%     06/28/2005            Fee              First
   426                 1940                   2004 - 2005               100.0%     05/01/2005            Fee              First
   427          1979 / 1981 / 1990                1999                   95.3%     04/01/2005            Fee              First
   428                 2000                       NAP                   100.0%     05/01/2005            Fee              First
   429                 2001                       NAP                    76.1%     03/31/2005            Fee              First
   430              1996 - 2002                   NAP                   100.0%     03/01/2005            Fee              First
   431             1960's / 1989                  2000                  100.0%     03/23/2005            Fee              First
   432                 1989                       NAP                    83.9%     03/21/2005            Fee              First
   433                 1988                       NAP                    98.9%     05/01/2005            Fee              First
   434                 1975                       NAP                    91.1%     05/25/2005            Fee              First
   435              2001 / 2002                   NAP                   100.0%     01/01/2005            Fee              First
   436                 1958                       1997                  100.0%     08/01/2005            Fee              First
   437                 1930                       2003                  100.0%     08/01/2005            Fee              First

   438                 1998                       NAP                    76.3%     03/29/2005            Fee              First
   439                 1998                       NAP                    84.5%     03/29/2005         Leasehold           First
   440                 1925                       2004                  100.0%     01/25/2005            Fee              First
   441                 1995                       NAP                   100.0%     04/29/2005            Fee              First
   442              1959 - 1963                   1998                   91.1%     04/26/2005            Fee              First
   443                 1910                       2003                   89.1%     01/01/2005            Fee              First
   444                 2004                       NAP                    83.5%     06/01/2005            Fee              First
   445              1987 - 1988                   NAP                    74.7%     12/31/2004            Fee              First
   446              1997 / 1998                   2004                  100.0%     08/01/2005            Fee              First
   447                 1988                       NAP                    97.4%     04/04/2005            Fee              First
   448              1998 - 1999                   NAP                   100.0%     04/01/2005            Fee              First
   449              1961 / 1987                   1982                  100.0%     04/01/2005            Fee              First

   450                 1999                       NAP                    82.4%     03/31/2005            Fee              First
   451                 2001                       NAP                    86.6%     03/31/2005            Fee              First
   452                 2004                       NAP                    80.4%     09/14/2004            Fee              First
   453                 1988                       NAP                   100.0%     03/24/2005            Fee              First
   454                 1975                       1999                  100.0%     03/01/2005            Fee              First
   455                 2001                       NAP                    87.1%     10/01/2004            Fee              First
   456                 2004                       NAP                    78.5%     10/01/2004            Fee              First
   457                 1989                       NAP                   100.0%     06/30/2005            Fee              First
   458                 2004                       NAP                   100.0%     04/26/2005            Fee              First
   459                 2000                       NAP                   100.0%     03/31/2005            Fee              First
   460              1989 / 1995                   NAP                    94.8%     04/01/2005            Fee              First
   461                 1999                       NAP                    83.8%     05/01/2005            Fee              First
   462                 1989                       NAP                   100.0%     03/31/2005            Fee              First
   463                 2003                       NAP                    84.5%     05/11/2005            Fee              First

   464                 1990                       NAP                   100.0%     01/31/2005            Fee              First
   465                 2004                       NAP                   100.0%     01/31/2005            Fee              First
   466                 1981                       1984                   94.0%     12/13/2004            Fee              First
   467                 2002                       NAP                   100.0%     02/01/2005            Fee              First
   468                 1985                       NAP                    63.2%     03/09/2005            Fee              First
   469              1957 / 1961                   1990                   95.4%     05/04/2005            Fee              First
   470                 1997                       NAP                    95.4%     03/17/2005            Fee              First
   471                 2003                       NAP                   100.0%     05/31/2005            Fee              First
   472                 1975                       2003                   97.6%     04/15/2005            Fee              First
   473                 2001                       NAP                   100.0%     01/01/2005            Fee              First
   474                 1987                       NAP                   100.0%     03/31/2005            Fee              First

   475                 2005                       NAP                   100.0%     06/01/2005            Fee              First
   476                 2005                       NAP                   100.0%     06/01/2005            Fee              First
   477                 2004                       NAP                   100.0%     04/19/2005            Fee              First
   478                 2004                       NAP                   100.0%     04/19/2005            Fee              First
   479                 2004                       NAP                   100.0%     04/19/2005            Fee              First
   480                 1945                       2004                  100.0%     04/19/2005            Fee              First
   481                 1961                       1996                   86.6%     01/03/2005            Fee              First
   482                 1996                       NAP                    93.3%     05/31/2005            Fee              First
   483                 1999                       NAP                    89.0%     12/09/2004            Fee              First
   484                 1984                       2003                  100.0%     05/19/2005            Fee              First
   485                 1998                       NAP                    93.9%     12/23/2004            Fee              First
   486                 1970                       NAP                   100.0%     04/19/2005            Fee              First
   487                 1999                       NAP                   100.0%     12/29/2004            Fee              First
   488                 1983                       NAP                    91.4%     04/27/2005            Fee              First
   489                 1992                       2004                  100.0%     04/22/2005            Fee              First
   490                 1997                       NAP                   100.0%     03/01/2005            Fee              First
   491                 2004                       NAP                   100.0%     03/03/2005            Fee              First
   492                 2002                       NAP                    83.6%     03/05/2005            Fee              First
   493                 2004                       NAP                   100.0%     04/19/2005            Fee              First
   494                 2002                       2005                   87.9%     03/31/2005            Fee              First
   495              1991 - 1992                   NAP                    95.9%     02/17/2005            Fee              First
   496                 1903                       1984                   91.3%     04/30/2005            Fee              First

   497                 1982                       NAP                    81.7%     03/22/2005            Fee              First
   498                 1998                       NAP                    77.6%     02/28/2005            Fee              First
   499                 2002                       NAP                   100.0%     06/01/2005            Fee              First
   500                 1998                       NAP                   100.0%     04/18/2005            Fee              First
   501                 1984                       2004                   94.7%     04/01/2005            Fee              First
   502                 1984                       NAP                   100.0%     03/15/2005            Fee              First
   503                 1985                       NAP                   100.0%     02/04/2005            Fee              First
   504                 2001                       NAP                   100.0%     03/30/2005            Fee              First
   505                 2002                       NAP                   100.0%     04/02/2005            Fee              First
   506                 1978                       NAP                    95.6%     05/01/2005            Fee              First
   507                 2001                       NAP                   100.0%     04/15/2005            Fee              First

   508                 2005                       NAP                   100.0%     08/01/2005            Fee              First
   509                 2004                       NAP                   100.0%     08/01/2005            Fee              First
   510                 2004                       NAP                   100.0%     08/01/2005            Fee              First
   511                 2003                       NAP                   100.0%     08/01/2005            Fee              First
   512                 2003                       NAP                   100.0%     08/01/2005            Fee              First
   513                 2005                       NAP                   100.0%     08/01/2005            Fee              First
   514                 2003                       NAP                   100.0%     08/01/2005            Fee              First
   515                 2002                       NAP                    90.8%     12/31/2004            Fee              First
   516                 2004                       NAP                    89.6%     04/28/2005            Fee              First
   517                 2004                       NAP                   100.0%     08/01/2005            Fee              First
   518              1978 - 1992                   NAP                    98.8%     04/01/2005            Fee              First
   519                 2003                       NAP                   100.0%     04/02/2005            Fee              First
   520                 1988                       NAP                    96.2%     01/01/2005            Fee              First
   521                 1986                       NAP                    94.8%     04/04/2005            Fee              First
   522                 1979                       NAP                   100.0%     11/30/2004            Fee              First
   523                 1991                       NAP                   100.0%     06/09/2004            Fee              First
   524                 1924                       NAP                    97.5%     03/30/2005            Fee              First
   525                 1985                       2004                   76.9%     03/17/2005            Fee              First
   526                 1985                       NAP                   100.0%     06/17/2005            Fee              First
   527                 1927                       1986                  100.0%     01/31/2005            Fee              First
   528                 2002                       NAP                   100.0%     03/31/2005            Fee              First
   529                 1998                       NAP                    93.9%     03/31/2005            Fee              First
   530                 2004                       NAP                   100.0%     08/01/2005         Leasehold           First
   531                 1986                       NAP                   100.0%     05/26/2005            Fee              First
   532                 1988                       NAP                    91.7%     03/17/2005            Fee              First
   533                 1976                       NAP                   100.0%     04/12/2005            Fee              First
   534                 1965                   1999 / 2005               100.0%     08/01/2005            Fee              First
   535                 1983                       NAP                   100.0%     03/03/2005            Fee              First
   536                 2004                       NAP                   100.0%     03/16/2005            Fee              First
   537                 2004                       NAP                    90.6%     04/19/2005            Fee              First
   538                 2000                       NAP                    82.6%     12/31/2004            Fee              First
   539              1954 / 1989                   NAP                    95.2%     03/31/2005            Fee              First
   540                 2001                       NAP                   100.0%     03/31/2005            Fee              First
   541              1982 / 1984                   NAP                   100.0%     03/14/2005            Fee              First
   542                 1995                       NAP                    89.4%     03/17/2005            Fee              First
   543                 2005                       NAP                   100.0%     02/25/2005            Fee              First
   544                 1999                       NAP                   100.0%     05/13/2005            Fee              First
   545                 2003                       NAP                   100.0%     03/28/2005            Fee              First
   546                 1935                       1985                   97.5%     03/01/2005            Fee              First
   547          1920 / 1926 / 1939         2000 / 2002 / 2004           100.0%     05/19/2005            Fee              First
   548                 1982                       1997                  100.0%     05/26/2005            Fee              First
   549                 1984                       NAP                   100.0%     03/17/2005            Fee              First




------------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE                         RELATED                               ORIGINAL           CUT-OFF DATE     CUT-OFF DATE BALANCE
   LOAN NO.                      BORROWER LIST                             BALANCE              BALANCE(6)        PER UNIT OR SF(7)
------------------------------------------------------------------------------------------------------------------------------------

       1                              NAP                             $340,000,000           $340,000,000                     $676
       2                              NAP                             $287,000,000           $287,000,000                     $559

       3                              NAP                               $9,342,314             $9,329,239                      $70
       4                              NAP                               $3,043,424             $3,039,165                      $70
       5                              NAP                               $2,944,982             $2,940,860                      $70
       6                              NAP                               $1,802,942             $1,800,419                      $70
       7                              NAP                               $1,566,291             $1,564,099                      $70
       8                              NAP                               $1,524,119             $1,521,986                      $70
       9                              NAP                               $1,464,012             $1,461,963                      $70
      10                              NAP                               $1,461,349             $1,459,304                      $70
      11                              NAP                               $1,425,148             $1,423,153                      $70
      12                              NAP                               $1,276,726             $1,274,939                      $70
      13                              NAP                               $1,173,399             $1,171,757                      $70
      14                              NAP                               $1,055,489             $1,054,012                      $70
      15                              NAP                               $1,052,240             $1,050,768                      $70
      16                              NAP                               $1,050,230             $1,048,760                      $70
      17                              NAP                                 $965,161               $963,811                      $70
      18                              NAP                                 $712,872               $711,874                      $70
      19                              NAP                                 $705,006               $704,020                      $70
      20                              NAP                                 $667,908               $666,974                      $70
      21                              NAP                                 $665,075               $664,144                      $70
      22                              NAP                                 $637,495               $636,603                      $70
      23                              NAP                                 $625,574               $624,698                      $70
      24                              NAP                                 $552,178               $551,405                      $70
      25                              NAP                                 $547,442               $546,676                      $70
      26                              NAP                                 $542,506               $541,747                      $70
      27                              NAP                                 $497,182               $496,486                      $70
      28                              NAP                                 $481,057               $480,384                      $70
      29                              NAP                                 $480,438               $479,765                      $70
      30                              NAP                               $4,653,062             $4,646,550                      $70
      31                              NAP                               $3,860,578             $3,855,175                      $70
      32                              NAP                               $2,706,292             $2,702,505                      $70
      33                              NAP                               $1,841,717             $1,839,139                      $70
      34                              NAP                               $1,543,956             $1,541,795                      $70
      35                              NAP                               $1,306,049             $1,304,221                      $70
      36                              NAP                               $1,289,218             $1,287,414                      $70
      37                              NAP                               $1,183,548             $1,181,892                      $70
      38                              NAP                               $1,060,603             $1,059,119                      $70
      39                              NAP                               $1,036,462             $1,035,012                      $70
      40                              NAP                               $1,014,057             $1,012,638                      $70
      41                              NAP                               $1,001,396               $999,994                      $70
      42                              NAP                                 $981,030               $979,657                      $70
      43                              NAP                                 $920,799               $919,510                      $70
      44                              NAP                                 $892,534               $891,285                      $70
      45                              NAP                                 $862,807               $861,599                      $70
      46                              NAP                                 $856,956               $855,757                      $70
      47                              NAP                                 $724,090               $723,077                      $70
      48                              NAP                                 $716,381               $715,379                      $70
      49                              NAP                                 $697,067               $696,091                      $70
      50                              NAP                                 $688,018               $687,055                      $70
      51                              NAP                                 $676,320               $675,374                      $70
      52                              NAP                                 $660,345               $659,421                      $70
      53                              NAP                                 $555,039               $554,262                      $70
      54                              NAP                                 $544,308               $543,547                      $70
      55                              NAP                                 $502,782               $502,078                      $70
      56                              NAP                                 $203,197               $202,913                      $70
      57                              NAP                               $3,881,698             $3,876,265                      $70
      58                              NAP                               $3,411,133             $3,406,359                      $70
      59                              NAP                               $2,844,485             $2,840,504                      $70
      60                              NAP                               $2,553,253             $2,549,680                      $70
      61                              NAP                               $1,855,467             $1,852,871                      $70
      62                              NAP                               $1,741,724             $1,739,286                      $70
      63                              NAP                               $1,303,956             $1,302,131                      $70
      64                              NAP                               $1,120,311             $1,118,743                      $70
      65                              NAP                               $1,091,871             $1,090,343                      $70
      66                              NAP                               $1,076,751             $1,075,244                      $70
      67                              NAP                               $1,067,476             $1,065,982                      $70
      68                              NAP                               $1,048,906             $1,047,438                      $70
      69                              NAP                               $1,007,229             $1,005,820                      $70
      70                              NAP                                 $991,585               $990,197                      $70
      71                              NAP                                 $820,968               $819,819                      $70
      72                              NAP                                 $784,726               $783,628                      $70
      73                              NAP                                 $764,493               $763,423                      $70
      74                              NAP                                 $736,950               $735,918                      $70
      75                              NAP                                 $701,413               $700,432                      $70
      76                              NAP                                 $636,918               $636,027                      $70
      77                              NAP                                 $628,590               $627,710                      $70
      78                              NAP                                 $561,772               $560,986                      $70
      79                              NAP                                 $528,643               $527,904                      $70
      80                              NAP                                 $480,066               $479,395                      $70
      81                              NAP                                 $373,501               $372,978                      $70
      82                              NAP                                 $370,039               $369,521                      $70
      83                              NAP                                 $244,710               $244,368                      $70
      84                              NAP                               $3,614,756             $3,609,697                      $70
      85                              NAP                               $2,990,324             $2,986,139                      $70
      86                              NAP                               $2,521,418             $2,517,890                      $70
      87                              NAP                               $1,710,999             $1,708,605                      $70
      88                              NAP                               $1,687,184             $1,684,823                      $70
      89                              NAP                               $1,394,705             $1,392,753                      $70
      90                              NAP                               $1,391,649             $1,389,702                      $70
      91                              NAP                               $1,303,508             $1,301,683                      $70
      92                              NAP                               $1,238,908             $1,237,174                      $70
      93                              NAP                               $1,188,777             $1,187,113                      $70
      94                              NAP                               $1,063,737             $1,062,249                      $70
      95                              NAP                               $1,028,516             $1,027,077                      $70
      96                              NAP                               $1,028,220             $1,026,781                      $70
      97                              NAP                               $1,006,473             $1,005,064                      $70
      98                              NAP                                 $914,771               $913,491                      $70
      99                              NAP                                 $909,820               $908,546                      $70
      100                             NAP                                 $889,610               $888,365                      $70
      101                             NAP                                 $885,661               $884,421                      $70
      102                             NAP                                 $779,352               $778,261                      $70
      103                             NAP                                 $700,556               $699,576                      $70
      104                             NAP                                 $683,639               $682,682                      $70
      105                             NAP                                 $550,821               $550,050                      $70
      106                             NAP                                 $508,375               $507,663                      $70
      107                             NAP                                 $424,800               $424,206                      $70
      108                             NAP                                 $369,407               $368,890                      $70
      109                             NAP                                 $335,823               $335,353                      $70
      110                             NAP                                 $113,188               $113,029                      $70
      111                             NAP                               $2,521,788             $2,518,259                      $70
      112                             NAP                               $2,483,514             $2,480,039                      $70
      113                             NAP                               $2,350,914             $2,347,624                      $70
      114                             NAP                               $2,081,719             $2,078,806                      $70
      115                             NAP                               $1,814,241             $1,811,702                      $70
      116                             NAP                               $1,660,786             $1,658,461                      $70
      117                             NAP                               $1,619,705             $1,617,438                      $70
      118                             NAP                               $1,586,919             $1,584,698                      $70
      119                             NAP                               $1,530,659             $1,528,517                      $70
      120                             NAP                               $1,402,781             $1,400,818                      $70
      121                             NAP                               $1,356,167             $1,354,269                      $70
      122                             NAP                               $1,255,722             $1,253,965                      $70
      123                             NAP                               $1,068,936             $1,067,440                      $70
      124                             NAP                               $1,067,520             $1,066,026                      $70
      125                             NAP                               $1,032,031             $1,030,587                      $70
      126                             NAP                                 $843,233               $842,053                      $70
      127                             NAP                                 $782,186               $781,091                      $70
      128                             NAP                                 $671,702               $670,762                      $70
      129                             NAP                                 $667,581               $666,647                      $70
      130                             NAP                                 $650,753               $649,842                      $70
      131                             NAP                                 $628,466               $627,587                      $70
      132                             NAP                                 $521,259               $520,530                      $70
      133                             NAP                                 $429,570               $428,968                      $70
      134                             NAP                                 $366,693               $366,179                      $70
      135                             NAP                                 $345,117               $344,634                      $70
      136                             NAP                                 $320,051               $319,603                      $70
      137                             NAP                               $3,667,002             $3,661,870                      $70
      138                             NAP                               $2,225,157             $2,222,043                      $70
      139                             NAP                               $1,910,827             $1,908,153                      $70
      140                             NAP                               $1,760,217             $1,757,754                      $70
      141                             NAP                               $1,567,668             $1,565,474                      $70
      142                             NAP                               $1,504,644             $1,502,539                      $70
      143                             NAP                               $1,266,702             $1,264,929                      $70
      144                             NAP                               $1,255,689             $1,253,931                      $70
      145                             NAP                               $1,151,682             $1,150,070                      $70
      146                             NAP                               $1,144,522             $1,142,921                      $70
      147                             NAP                               $1,075,878             $1,074,372                      $70
      148                             NAP                               $1,028,656             $1,027,216                      $70
      149                             NAP                               $1,009,187             $1,007,774                      $70
      150                             NAP                                 $979,063               $977,693                      $70
      151                             NAP                                 $853,883               $852,688                      $70
      152                             NAP                                 $844,648               $843,466                      $70
      153                             NAP                                 $828,661               $827,501                      $70
      154                             NAP                                 $708,784               $707,792                      $70
      155                             NAP                                 $698,354               $697,376                      $70
      156                             NAP                                 $619,345               $618,478                      $70
      157                             NAP                                 $559,830               $559,046                      $70
      158                             NAP                                 $516,572               $515,849                      $70
      159                             NAP                                 $395,993               $395,439                      $70
      160                             NAP                                 $352,062               $351,569                      $70
      161                             NAP                                 $328,911               $328,450                      $70
      162                             NAP                                 $304,300               $303,874                      $70
      163                             NAP                                 $276,954               $276,567                      $70
      164                             NAP                             $133,000,000           $133,000,000                     $304
      165                             NAP                             $130,000,000           $129,709,589                     $246

      166                             NAP                              $29,105,000            $29,105,000                  $63,752
      167                             NAP                              $21,829,000            $21,829,000                  $63,752
      168                             NAP                              $17,661,000            $17,661,000                  $63,752
      169                             NAP                              $14,155,000            $14,155,000                  $63,752
      170                     170, 173, 176, 178                       $58,000,000            $58,000,000                     $187
      171                             NAP                              $55,000,000            $54,820,774                     $126
      172                          172, 385                            $49,000,000            $49,000,000                     $290
      173                     170, 173, 176, 178                       $47,580,000            $47,580,000                     $137
      174                             NAP                              $45,000,000            $44,717,294                     $104
      175                             NAP                              $40,750,000            $40,750,000                     $275
      176                     170, 173, 176, 178                       $36,100,000            $36,100,000                     $130
      177                             NAP                              $36,000,000            $36,000,000                 $330,275
      178                     170, 173, 176, 178                       $29,400,000            $29,400,000                     $111
      179                             NAP                              $28,000,000            $28,000,000                     $198
      180                             NAP                              $26,650,000            $26,566,248                      $29
      181                             NAP                              $26,500,000            $26,442,934                      $66

      182                             NAP                                 $130,208               $129,703                     $203
      183                             NAP                                 $130,208               $129,703                     $203
      184                             NAP                                 $130,208               $129,703                     $203
      185                             NAP                                 $130,208               $129,703                     $203
      186                             NAP                                 $130,208               $129,703                     $203
      187                             NAP                                 $130,208               $129,703                     $203
      188                             NAP                                 $130,208               $129,703                     $203
      189                             NAP                                 $130,208               $129,703                     $203
      190                             NAP                                 $130,208               $129,703                     $203
      191                             NAP                                 $130,208               $129,703                     $203
      192                             NAP                                 $130,208               $129,703                     $203
      193                             NAP                                 $130,208               $129,703                     $203
      194                             NAP                                 $130,208               $129,703                     $203
      195                             NAP                                 $130,208               $129,703                     $203
      196                             NAP                                 $130,208               $129,703                     $203
      197                             NAP                                 $130,208               $129,703                     $203
      198                             NAP                                 $130,208               $129,703                     $203
      199                             NAP                                 $130,208               $129,703                     $203
      200                             NAP                                 $130,208               $129,703                     $203
      201                             NAP                                 $130,208               $129,703                     $203
      202                             NAP                                 $130,208               $129,703                     $203
      203                             NAP                                 $130,208               $129,703                     $203
      204                             NAP                                 $130,208               $129,703                     $203
      205                             NAP                                 $130,208               $129,703                     $203
      206                             NAP                                 $130,208               $129,703                     $203
      207                             NAP                                 $130,208               $129,703                     $203
      208                             NAP                                 $130,208               $129,703                     $203
      209                             NAP                                 $130,208               $129,703                     $203
      210                             NAP                                 $130,208               $129,703                     $203
      211                             NAP                                 $130,208               $129,703                     $203
      212                             NAP                                 $130,208               $129,703                     $203
      213                             NAP                                 $130,208               $129,703                     $203
      214                             NAP                                 $130,208               $129,703                     $203
      215                             NAP                                 $130,208               $129,703                     $203
      216                             NAP                                 $130,208               $129,703                     $203
      217                             NAP                                 $130,208               $129,703                     $203
      218                             NAP                                 $130,208               $129,703                     $203
      219                             NAP                                 $130,208               $129,703                     $203
      220                             NAP                                 $130,208               $129,703                     $203
      221                             NAP                                 $130,208               $129,703                     $203
      222                             NAP                                 $130,208               $129,703                     $203
      223                             NAP                                 $130,208               $129,703                     $203
      224                             NAP                                 $130,208               $129,703                     $203
      225                             NAP                                 $130,208               $129,703                     $203
      226                             NAP                                 $130,208               $129,703                     $203
      227                             NAP                                 $130,208               $129,703                     $203
      228                             NAP                                 $130,208               $129,703                     $203
      229                             NAP                                 $130,208               $129,703                     $203
      230                             NAP                                 $130,208               $129,703                     $203
      231                             NAP                                 $130,208               $129,703                     $203
      232                             NAP                                 $130,208               $129,703                     $203
      233                             NAP                                 $130,208               $129,703                     $203
      234                             NAP                                 $130,208               $129,703                     $203
      235                             NAP                                 $130,208               $129,703                     $203
      236                             NAP                                 $130,208               $129,703                     $203
      237                             NAP                                 $130,208               $129,703                     $203
      238                             NAP                                 $130,208               $129,703                     $203
      239                             NAP                                 $130,208               $129,703                     $203
      240                             NAP                                 $130,208               $129,703                     $203
      241                             NAP                                 $130,208               $129,703                     $203
      242                             NAP                                 $130,208               $129,703                     $203
      243                             NAP                                 $130,208               $129,703                     $203
      244                             NAP                                 $130,208               $129,703                     $203
      245                             NAP                                 $130,208               $129,703                     $203
      246                             NAP                                 $130,208               $129,703                     $203
      247                             NAP                                 $130,208               $129,703                     $203
      248                             NAP                                 $130,208               $129,703                     $203
      249                             NAP                                 $130,208               $129,703                     $203
      250                             NAP                                 $130,208               $129,703                     $203
      251                             NAP                                 $130,208               $129,703                     $203
      252                             NAP                                 $130,208               $129,703                     $203
      253                             NAP                                 $130,208               $129,703                     $203
      254                             NAP                                 $130,208               $129,703                     $203
      255                             NAP                                 $130,208               $129,703                     $203
      256                             NAP                                 $130,208               $129,703                     $203
      257                             NAP                                 $130,208               $129,703                     $203
      258                             NAP                                 $130,208               $129,703                     $203
      259                             NAP                                 $130,208               $129,703                     $203
      260                             NAP                                 $130,208               $129,703                     $203
      261                             NAP                                 $130,208               $129,703                     $203
      262                             NAP                                 $130,208               $129,703                     $203
      263                             NAP                                 $130,208               $129,703                     $203
      264                             NAP                                 $130,208               $129,703                     $203
      265                             NAP                                 $130,208               $129,703                     $203
      266                             NAP                                 $130,208               $129,703                     $203
      267                             NAP                                 $130,208               $129,703                     $203
      268                             NAP                                 $130,208               $129,703                     $203
      269                             NAP                                 $130,208               $129,703                     $203
      270                             NAP                                 $130,208               $129,703                     $203
      271                             NAP                                 $130,208               $129,703                     $203
      272                             NAP                                 $130,208               $129,703                     $203
      273                             NAP                                 $130,208               $129,703                     $203
      274                             NAP                                 $130,208               $129,703                     $203
      275                             NAP                                 $130,208               $129,703                     $203
      276                             NAP                                 $130,208               $129,703                     $203
      277                             NAP                                 $130,208               $129,703                     $203
      278                             NAP                                 $130,208               $129,703                     $203
      279                             NAP                                 $130,208               $129,703                     $203
      280                             NAP                                 $130,208               $129,703                     $203
      281                             NAP                                 $130,208               $129,703                     $203
      282                             NAP                                 $130,208               $129,703                     $203
      283                             NAP                                 $130,208               $129,703                     $203
      284                             NAP                                 $130,208               $129,703                     $203
      285                             NAP                                 $130,208               $129,703                     $203
      286                             NAP                                 $130,208               $129,703                     $203
      287                             NAP                                 $130,208               $129,703                     $203
      288                             NAP                                 $130,208               $129,703                     $203
      289                             NAP                                 $130,208               $129,703                     $203
      290                             NAP                                 $130,208               $129,703                     $203
      291                             NAP                                 $130,208               $129,703                     $203
      292                             NAP                                 $130,208               $129,703                     $203
      293                             NAP                                 $130,208               $129,703                     $203
      294                             NAP                                 $130,208               $129,703                     $203
      295                             NAP                                 $130,208               $129,703                     $203
      296                             NAP                                 $130,208               $129,703                     $203
      297                             NAP                                 $130,208               $129,703                     $203
      298                             NAP                                 $130,208               $129,703                     $203
      299                             NAP                                 $130,208               $129,703                     $203
      300                             NAP                                 $130,208               $129,703                     $203
      301                             NAP                                 $130,208               $129,703                     $203
      302                             NAP                                 $130,208               $129,703                     $203
      303                             NAP                                 $130,208               $129,703                     $203
      304                             NAP                                 $130,208               $129,703                     $203
      305                             NAP                                 $130,208               $129,703                     $203
      306                             NAP                                 $130,208               $129,703                     $203
      307                             NAP                                 $130,208               $129,703                     $203
      308                             NAP                                 $130,208               $129,703                     $203
      309                             NAP                                 $130,208               $129,703                     $203
      310                             NAP                                 $130,208               $129,703                     $203
      311                             NAP                                 $130,208               $129,703                     $203
      312                             NAP                                 $130,208               $129,703                     $203
      313                             NAP                                 $130,208               $129,703                     $203
      314                             NAP                                 $130,208               $129,703                     $203
      315                             NAP                                 $130,208               $129,703                     $203
      316                             NAP                                 $130,208               $129,703                     $203
      317                             NAP                                 $130,208               $129,703                     $203
      318                             NAP                                 $130,208               $129,703                     $203
      319                             NAP                                 $130,208               $129,703                     $203
      320                             NAP                                 $130,208               $129,703                     $203
      321                             NAP                                 $130,208               $129,703                     $203
      322                             NAP                                 $130,208               $129,703                     $203
      323                             NAP                                 $130,208               $129,703                     $203
      324                             NAP                                 $130,208               $129,703                     $203
      325                             NAP                                 $130,208               $129,703                     $203
      326                             NAP                                 $130,208               $129,703                     $203
      327                             NAP                                 $130,208               $129,703                     $203
      328                             NAP                                 $130,208               $129,703                     $203
      329                             NAP                                 $130,208               $129,703                     $203
      330                             NAP                                 $130,208               $129,703                     $203
      331                             NAP                                 $130,208               $129,703                     $203
      332                             NAP                                 $130,208               $129,703                     $203
      333                             NAP                                 $130,208               $129,703                     $203
      334                             NAP                                 $130,208               $129,703                     $203
      335                             NAP                                 $130,208               $129,703                     $203
      336                             NAP                                 $130,208               $129,703                     $203
      337                             NAP                                 $130,208               $129,703                     $203
      338                             NAP                                 $130,208               $129,703                     $203
      339                             NAP                                 $130,208               $129,703                     $203
      340                             NAP                                 $130,208               $129,703                     $203
      341                             NAP                                 $130,208               $129,703                     $203
      342                             NAP                                 $130,208               $129,703                     $203
      343                             NAP                                 $130,208               $129,703                     $203
      344                             NAP                                 $130,208               $129,703                     $203
      345                             NAP                                 $130,208               $129,703                     $203
      346                             NAP                                 $130,208               $129,703                     $203
      347                             NAP                                 $130,208               $129,703                     $203
      348                             NAP                                 $130,208               $129,703                     $203
      349                             NAP                                 $130,208               $129,703                     $203
      350                             NAP                                 $130,208               $129,703                     $203
      351                             NAP                                 $130,208               $129,703                     $203
      352                             NAP                                 $130,208               $129,703                     $203
      353                             NAP                                 $130,208               $129,703                     $203
      354                             NAP                                 $130,208               $129,703                     $203
      355                             NAP                                 $130,208               $129,703                     $203
      356                             NAP                                 $130,208               $129,703                     $203
      357                             NAP                                 $130,208               $129,703                     $203
      358                             NAP                                 $130,208               $129,703                     $203
      359                             NAP                                 $130,208               $129,703                     $203
      360                             NAP                                 $130,208               $129,703                     $203
      361                             NAP                                 $130,208               $129,703                     $203
      362                             NAP                                 $130,208               $129,703                     $203
      363                             NAP                                 $130,208               $129,703                     $203
      364                             NAP                                 $130,208               $129,703                     $203
      365                             NAP                                 $130,208               $129,703                     $203
      366                             NAP                                 $130,208               $129,703                     $203
      367                             NAP                                 $130,208               $129,703                     $203
      368                             NAP                                 $130,208               $129,703                     $203
      369                             NAP                                 $130,208               $129,703                     $203
      370                             NAP                                 $130,208               $129,703                     $203
      371                             NAP                                 $130,208               $129,703                     $203
      372                             NAP                                 $130,208               $129,703                     $203
      373                             NAP                                 $130,208               $129,703                     $203
      374                             NAP                              $24,500,000            $24,500,000                     $129
      375                             NAP                              $20,000,000            $19,979,733                     $110
      376                             NAP                              $20,000,000            $19,958,016                     $101
      377                             NAP                              $18,000,000            $17,962,616                     $155
      378                             NAP                              $17,600,000            $17,600,000                  $73,029
      379                             NAP                              $17,400,000            $17,400,000                     $237
      380                             NAP                              $17,500,000            $17,322,101                  $68,738
      381                             NAP                              $17,250,000            $17,250,000                  $81,368
      382                             NAP                              $17,000,000            $16,924,237                     $104
      383                             NAP                              $16,800,000            $16,800,000                     $170
      384                             NAP                              $16,500,000            $16,500,000                     $103
      385                          172, 385                            $16,400,000            $16,400,000                     $158
      386                             NAP                              $16,000,000            $16,000,000                      $70

      387      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $6,712,107             $6,712,107                  $54,312
      388      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $4,380,533             $4,380,533                  $54,312
      389      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $2,896,804             $2,896,804                  $54,312
      390      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $1,978,305             $1,978,305                  $54,312
      391                             NAP                              $15,750,000            $15,750,000                     $108
      392                          392, 416                            $15,700,000            $15,578,061                  $59,008
      393                             NAP                              $15,500,000            $15,500,000                     $114

      394      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $8,419,734             $8,419,734                  $42,475
      395      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $4,654,813             $4,654,813                  $42,475
      396      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $2,258,953             $2,258,953                  $42,475
      397                          397, 403                            $15,000,000            $15,000,000                  $41,667
      398                             NAP                              $15,000,000            $15,000,000                     $171

      399      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $5,026,516             $5,026,516                  $53,645
      400      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $4,874,197             $4,874,197                  $53,645
      401      387, 388, 389, 390, 394, 395, 396, 399, 400, 401         $4,798,038             $4,798,038                  $53,645
      402                             NAP                              $14,500,000            $14,403,050                  $32,294
      403                          397, 403                            $14,315,000            $14,315,000                  $47,089

      404                             NAP                               $5,372,000             $5,350,058                     $345
      405                             NAP                               $5,120,000             $5,099,087                     $345
      406                             NAP                               $3,480,000             $3,465,786                     $345
      407                             NAP                              $13,550,000            $13,550,000                     $288
      408                             NAP                              $13,500,000            $13,486,155                      $81
      409                             NAP                              $13,500,000            $13,481,036                  $81,703

      410                             NAP                               $4,200,000             $4,190,381                      $66
      411                             NAP                               $3,575,000             $3,566,813                      $66
      412                             NAP                               $3,550,000             $3,541,870                      $66
      413                             NAP                               $2,175,000             $2,170,019                      $66
      414                             NAP                              $13,250,000            $13,232,351                  $73,513
      415                             NAP                              $13,000,000            $12,945,868                      $95
      416                          392, 416                            $12,500,000            $12,402,915                  $79,506
      417                        417, 448, 460                         $11,750,000            $11,711,334                  $85,484
      418                             NAP                              $11,410,000            $11,410,000                     $144
      419                             NAP                              $11,000,000            $10,976,612                      $45
      420                             NAP                              $11,000,000            $10,956,691                     $218
      421                             NAP                              $10,850,000            $10,850,000                  $42,054
      422                             NAP                              $10,500,000            $10,489,360                     $104
      423                             NAP                              $10,300,000            $10,300,000                     $193
      424                             NAP                              $10,200,000            $10,085,921                     $148
      425                             NAP                               $9,895,000             $9,878,316                      $77
      426                             NAP                               $9,750,000             $9,740,332                     $226
      427                             NAP                               $9,350,000             $9,279,095                     $149
      428                          428, 433                             $9,100,000             $9,091,072                     $119
      429                          429, 455                             $9,100,000             $9,074,229                  $74,379
      430                          430, 489                             $9,050,000             $9,050,000                     $102
      431                             NAP                               $9,060,000             $9,020,723                      $63
      432                             NAP                               $8,800,000             $8,800,000                     $194
      433                          428, 433                             $8,500,000             $8,500,000                      $79
      434                             NAP                               $8,450,000             $8,450,000                  $46,944
      435                             NAP                               $8,100,000             $8,076,026                     $119
      436                             NAP                               $7,850,000             $7,801,639                      $64
      437                             NAP                               $7,700,000             $7,700,000                     $687

      438                             NAP                               $3,900,000             $3,885,679                  $27,987
      439                             NAP                               $3,600,000             $3,586,780                  $27,987
      440                             NAP                               $7,040,000             $7,040,000                  $76,522
      441                             NAP                               $7,000,000             $6,993,126                     $306
      442                             NAP                               $7,000,000             $6,984,605                     $127
      443                             NAP                               $7,000,000             $6,971,531                     $101
      444                             NAP                               $7,000,000             $6,947,128                     $222
      445                             NAP                               $6,860,000             $6,841,262                  $37,181
      446                             NAP                               $6,600,000             $6,571,986                     $207
      447                             NAP                               $6,520,000             $6,520,000                      $67
      448                        417, 448, 460                          $6,500,000             $6,479,072                     $183
      449                             NAP                               $6,400,000             $6,351,563                     $201

      450           450, 451, 470, 494, 525, 529, 532, 542              $3,318,750             $3,318,750                      $46
      451           450, 451, 470, 494, 525, 529, 532, 542              $3,000,000             $3,000,000                      $46
      452                             NAP                               $6,275,000             $6,275,000                     $109
      453                          453, 539                             $6,050,000             $6,038,173                      $52
      454                        454, 457, 490                          $5,908,000             $5,908,000                      $75
      455                          429, 455                             $5,850,000             $5,835,153                  $50,303
      456                             NAP                               $5,700,000             $5,700,000                     $123
      457                        454, 457, 490                          $5,713,000             $5,695,674                      $97
      458                             NAP                               $5,700,000             $5,683,814                     $123
      459                          459, 474                             $5,700,000             $5,672,092                      $91
      460                        417, 448, 460                          $5,600,000             $5,581,970                     $236
      461                             NAP                               $5,400,000             $5,400,000                     $198
      462                             NAP                               $5,350,000             $5,344,434                  $86,201
      463                             NAP                               $5,290,000             $5,290,000                     $159

      464                             NAP                               $2,730,354             $2,730,354                      $76
      465                             NAP                               $2,519,646             $2,519,646                      $76
      466                        466, 467, 485                          $5,100,000             $5,100,000                     $204
      467                        466, 467, 485                          $5,040,000             $5,040,000                     $209
      468                             NAP                               $5,000,000             $4,986,572                      $49
      469                             NAP                               $5,000,000             $4,974,859                      $75
      470           450, 451, 470, 494, 525, 529, 532, 542              $4,900,000             $4,900,000                      $45
      471                             NAP                               $4,800,000             $4,795,264                  $67,539
      472                             NAP                               $4,800,000             $4,784,714                     $162
      473                             NAP                               $4,640,000             $4,640,000                     $232
      474                          459, 474                             $4,640,000             $4,620,555                     $122

      475                             NAP                               $1,187,097             $1,181,658                 $352,225
      476                             NAP                                 $816,129               $812,390                 $352,225
      477                             NAP                                 $741,935               $738,537                 $352,225
      478                             NAP                                 $704,839               $701,610                 $352,225
      479                             NAP                                 $704,839               $701,610                 $352,225
      480                             NAP                                 $445,161               $443,122                 $352,225
      481                             NAP                               $4,560,000             $4,560,000                      $66
      482                             NAP                               $4,500,000             $4,500,000                  $50,000
      483                             NAP                               $4,500,000             $4,470,374                     $112
      484                             NAP                               $4,468,000             $4,468,000                      $68
      485                        466, 467, 485                          $4,400,000             $4,400,000                     $207
      486                             NAP                               $4,400,000             $4,386,953                  $68,546
      487                             NAP                               $4,240,000             $4,240,000                     $112
      488                             NAP                               $4,175,000             $4,166,458                  $29,760
      489                          430, 489                             $4,150,000             $4,150,000                     $171
      490                        454, 457, 490                          $4,000,000             $4,000,000                     $127
      491                             NAP                               $3,900,000             $3,889,203                  $57,194
      492                             NAP                               $3,850,000             $3,837,358                      $82
      493                             NAP                               $3,800,000             $3,780,935                     $197
      494           450, 451, 470, 494, 525, 529, 532, 542              $3,768,750             $3,768,750                      $57
      495                             NAP                               $3,750,000             $3,742,540                      $64
      496                             NAP                               $3,700,000             $3,692,381                     $158

      497                             NAP                               $1,900,000             $1,891,851                      $38
      498                             NAP                               $1,750,000             $1,742,494                      $38
      499                             NAP                               $3,625,000             $3,625,000                     $263
      500                             NAP                               $3,615,000             $3,604,257                     $136
      501                             NAP                               $3,600,000             $3,590,286                      $76
      502                             NAP                               $3,500,000             $3,486,190                     $113
      503                             NAP                               $3,460,000             $3,460,000                      $26
      504                     504, 505, 519, 528                        $3,450,000             $3,446,587                     $123
      505                     504, 505, 519, 528                        $3,425,000             $3,421,612                     $134
      506                             NAP                               $3,300,000             $3,283,223                      $78
      507                             NAP                               $3,268,000             $3,268,000                     $112

      508                             NAP                                 $520,000               $519,291                      $53
      509                             NAP                                 $495,000               $494,325                      $53
      510                             NAP                                 $495,000               $494,325                      $53
      511                             NAP                                 $440,000               $439,400                      $53
      512                             NAP                                 $440,000               $439,400                      $53
      513                             NAP                                 $440,000               $439,400                      $53
      514                             NAP                                 $435,000               $434,407                      $53
      515                             NAP                               $3,100,000             $3,097,209                     $159
      516                             NAP                               $3,100,000             $3,090,932                     $208
      517                          517, 530                             $3,100,000             $3,065,554                     $222
      518                          518, 547                             $3,025,000             $3,001,409                      $60
      519                     504, 505, 519, 528                        $3,000,000             $2,997,033                     $126
      520                             NAP                               $3,000,000             $2,988,645                  $57,474
      521                             NAP                               $3,000,000             $2,984,580                      $69
      522                             NAP                               $3,000,000             $2,978,146                  $34,232
      523                             NAP                               $3,000,000             $2,940,078                      $16
      524                             NAP                               $2,950,000             $2,938,586                  $73,465
      525           450, 451, 470, 494, 525, 529, 532, 542              $2,875,000             $2,875,000                      $34
      526                             NAP                               $2,800,000             $2,782,614                      $96
      527                             NAP                               $2,800,000             $2,768,426                  $52,234
      528                     504, 505, 519, 528                        $2,600,000             $2,597,428                     $213
      529           450, 451, 470, 494, 525, 529, 532, 542              $2,575,000             $2,575,000                      $43
      530                          517, 530                             $2,600,000             $2,571,019                     $186
      531                             NAP                               $2,413,000             $2,408,226                      $36
      532           450, 451, 470, 494, 525, 529, 532, 542              $2,287,500             $2,287,500                      $35
      533                             NAP                               $2,250,000             $2,247,949                      $82
      534                             NAP                               $2,255,000             $2,246,332                     $116
      535                             NAP                               $2,250,000             $2,245,563                   $8,670
      536                             NAP                               $2,160,000             $2,153,753                     $163
      537                             NAP                               $2,056,000             $2,042,253                     $165
      538                             NAP                               $2,000,000             $1,988,641                  $25,173
      539                          453, 539                             $1,925,000             $1,923,280                      $47
      540                             NAP                               $1,900,000             $1,882,896                     $196
      541                             NAP                               $1,880,000             $1,876,285                      $58
      542           450, 451, 470, 494, 525, 529, 532, 542              $1,837,500             $1,837,500                      $48
      543                             NAP                               $1,800,000             $1,796,262                     $184
      544                             NAP                               $1,800,000             $1,779,752                  $49,438
      545                             NAP                               $1,761,000             $1,756,198                     $106
      546                             NAP                               $1,750,000             $1,730,564                      $35
      547                          518, 547                             $1,725,000             $1,715,775                  $68,631
      548                             NAP                               $1,575,000             $1,561,013                     $138
      549                             NAP                               $1,275,000             $1,269,680                     $181

                                                                    $2,757,721,500         $2,754,054,199




---------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE                         FIRST PAYMENT         FIRST PAYMENT                              GRACE
   LOAN NO.        NOTE DATE         DATE (P&I)             DATE (IO)          MATURITY DATE       PERIOD(8)        ARD LOAN
---------------------------------------------------------------------------------------------------------------------------------

       1          04/04/2005             NAP               05/07/2005            04/07/2015            0               No
       2          05/09/2005             NAP               06/08/2005            04/08/2015            0               No

       3          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
       4          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
       5          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
       6          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
       7          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
       8          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
       9          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      10          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      11          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      12          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      13          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      14          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      15          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      16          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      17          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      18          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      19          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      20          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      21          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      22          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      23          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      24          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      25          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      26          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      27          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      28          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      29          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      30          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      31          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      32          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      33          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      34          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      35          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      36          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      37          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      38          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      39          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      40          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      41          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      42          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      43          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      44          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      45          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      46          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      47          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      48          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      49          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      50          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      51          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      52          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      53          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      54          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      55          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      56          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      57          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      58          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      59          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      60          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      61          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      62          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      63          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      64          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      65          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      66          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      67          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      68          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      69          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      70          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      71          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      72          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      73          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      74          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      75          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      76          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      77          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      78          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      79          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      80          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      81          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      82          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      83          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      84          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      85          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      86          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      87          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      88          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      89          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      90          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      91          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      92          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      93          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      94          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      95          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      96          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      97          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      98          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      99          06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      100         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      101         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      102         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      103         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      104         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      105         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      106         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      107         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      108         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      109         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      110         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      111         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      112         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      113         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      114         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      115         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      116         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      117         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      118         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      119         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      120         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      121         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      122         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      123         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      124         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      125         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      126         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      127         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      128         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      129         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      130         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      131         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      132         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      133         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      134         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      135         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      136         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      137         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      138         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      139         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      140         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      141         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      142         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      143         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      144         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      145         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      146         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      147         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      148         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      149         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      150         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      151         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      152         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      153         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      154         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      155         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      156         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      157         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      158         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      159         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      160         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      161         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      162         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      163         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      164         06/13/2005             NAP               08/05/2005            07/05/2015            0              Yes
      165         05/11/2005         07/06/2005                NAP               06/06/2010            5               No

      166         05/26/2005             NAP               07/08/2005            06/08/2010            0               No
      167         05/26/2005             NAP               07/08/2005            06/08/2010            0               No
      168         05/26/2005             NAP               07/08/2005            06/08/2010            0               No
      169         05/26/2005             NAP               07/08/2005            06/08/2010            0               No
      170         07/11/2005             NAP               09/01/2005            08/01/2010            5               No
      171         04/25/2005         06/05/2005                NAP               05/05/2012            0               No
      172         06/01/2005             NAP               07/01/2005            06/01/2015            5               No
      173         07/11/2005             NAP               09/01/2005            08/01/2010            5               No
      174         03/17/2005         05/01/2005                NAP               04/01/2014            5              Yes
      175         07/06/2005         09/01/2010            09/01/2005            08/01/2015            5               No
      176         07/11/2005             NAP               09/01/2005            08/01/2010            5               No
      177         04/29/2005             NAP               06/05/2005            05/05/2010            0              Yes
      178         07/11/2005             NAP               09/01/2005            08/01/2010            5               No
      179         06/10/2005         08/01/2010            08/01/2005            07/01/2015            5               No
      180         04/19/2005         06/07/2005                NAP               05/07/2015            0               No
      181         05/05/2005         07/01/2005                NAP               06/01/2015            5               No

      182         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      183         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      184         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      185         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      186         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      187         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      188         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      189         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      190         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      191         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      192         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      193         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      194         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      195         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      196         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      197         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      198         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      199         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      200         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      201         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      202         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      203         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      204         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      205         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      206         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      207         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      208         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      209         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      210         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      211         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      212         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      213         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      214         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      215         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      216         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      217         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      218         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      219         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      220         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      221         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      222         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      223         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      224         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      225         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      226         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      227         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      228         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      229         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      230         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      231         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      232         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      233         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      234         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      235         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      236         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      237         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      238         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      239         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      240         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      241         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      242         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      243         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      244         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      245         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      246         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      247         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      248         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      249         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      250         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      251         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      252         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      253         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      254         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      255         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      256         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      257         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      258         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      259         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      260         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      261         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      262         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      263         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      264         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      265         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      266         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      267         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      268         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      269         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      270         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      271         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      272         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      273         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      274         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      275         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      276         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      277         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      278         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      279         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      280         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      281         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      282         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      283         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      284         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      285         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      286         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      287         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      288         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      289         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      290         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      291         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      292         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      293         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      294         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      295         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      296         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      297         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      298         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      299         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      300         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      301         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      302         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      303         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      304         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      305         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      306         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      307         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      308         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      309         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      310         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      311         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      312         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      313         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      314         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      315         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      316         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      317         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      318         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      319         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      320         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      321         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      322         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      323         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      324         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      325         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      326         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      327         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      328         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      329         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      330         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      331         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      332         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      333         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      334         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      335         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      336         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      337         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      338         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      339         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      340         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      341         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      342         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      343         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      344         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      345         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      346         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      347         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      348         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      349         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      350         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      351         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      352         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      353         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      354         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      355         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      356         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      357         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      358         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      359         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      360         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      361         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      362         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      363         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      364         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      365         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      366         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      367         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      368         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      369         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      370         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      371         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      372         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      373         04/12/2005         06/01/2005                NAP               05/01/2015            5               No
      374         01/24/2005         02/01/2007            02/01/2005            01/01/2015            5               No
      375         07/01/2005         08/05/2005                NAP               07/05/2015            0               No
      376         05/03/2005         07/01/2005                NAP               06/01/2015            5               No
      377         06/01/2005         07/01/2005                NAP               06/01/2015            5               No
      378         06/01/2005         08/01/2010            08/01/2005            07/01/2015            5               No
      379         04/07/2005         06/01/2007            06/01/2005            05/01/2015            5               No
      380         12/29/2004         02/01/2005                NAP               01/01/2015            7               No
      381         04/15/2005         05/01/2009            06/01/2005            05/01/2015            5               No
      382         04/19/2005         06/01/2005                NAP               05/01/2015            5               No
      383         05/13/2005         07/01/2010            07/01/2005            06/01/2015            5              Yes
      384         12/21/2004         08/01/2007            02/01/2005            01/01/2015            5               No
      385         03/29/2005         05/01/2008            05/01/2005            04/01/2015            5               No
      386         06/21/2005             NAP               08/01/2005            07/01/2010            5               No

      387         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      388         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      389         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      390         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      391         05/10/2005         06/01/2009            07/01/2005            06/01/2015            5               No
      392         12/08/2004         02/01/2005                NAP               01/01/2015            15              No
      393         06/01/2005             NAP               07/01/2005            06/01/2010            5               No

      394         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      395         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      396         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      397         03/30/2005         05/08/2007            05/08/2005            04/08/2018            0               No
      398         04/29/2005         05/08/2007            06/08/2005            05/08/2015            0               No

      399         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      400         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      401         06/28/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      402         01/13/2005         03/01/2005                NAP               02/01/2015            5               No
      403         03/30/2005         05/08/2007            05/08/2005            04/08/2018            0               No

      404         03/18/2005         05/01/2005                NAP               04/01/2015            5               No
      405         03/18/2005         05/01/2005                NAP               04/01/2015            5               No
      406         03/18/2005         05/01/2005                NAP               04/01/2015            5               No
      407         11/29/2004         01/01/2007            01/01/2005            12/01/2014            5               No
      408         06/16/2005         08/01/2005                NAP               07/01/2015            5               No
      409         06/16/2005         08/01/2005                NAP               07/01/2010            5               No

      410         06/03/2005         08/01/2005                NAP               07/01/2015            5               No
      411         06/03/2005         08/01/2005                NAP               07/01/2015            5               No
      412         06/03/2005         08/01/2005                NAP               07/01/2015            5               No
      413         06/03/2005         08/01/2005                NAP               07/01/2015            5               No
      414         06/30/2005         08/05/2005                NAP               07/05/2015            0               No
      415         03/10/2005         05/01/2005                NAP               04/01/2015            5               No
      416         12/08/2004         02/01/2005                NAP               01/01/2015            15              No
      417         04/15/2005         06/01/2005                NAP               05/01/2015            5               No
      418         05/04/2005         07/01/2007            07/01/2005            06/01/2015            5               No
      419         05/18/2005         07/01/2005                NAP               06/01/2015            5               No
      420         03/21/2005         05/01/2005                NAP               04/01/2015            5               No
      421         03/09/2005         05/01/2007            05/01/2005            04/01/2015            5               No
      422         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      423         06/03/2005         08/01/2006            08/01/2005            07/01/2015            5               No
      424         07/27/2004         09/01/2004                NAP               08/01/2014            5               No
      425         06/30/2005         08/01/2005                NAP               07/01/2015            5               No
      426         06/29/2005         08/01/2005                NAP               07/01/2015            5               No
      427         12/15/2004         02/01/2005                NAP               01/01/2015            5               No
      428         07/06/2005         08/01/2005                NAP               07/01/2015            7               No
      429         05/19/2005         07/01/2005                NAP               06/01/2015            5               No
      430         03/03/2005         05/01/2008            05/01/2005            04/01/2015            5               No
      431         03/04/2005         05/01/2005                NAP               04/01/2015            5               No
      432         04/13/2005         12/01/2006            06/01/2005            05/01/2015            5               No
      433         07/07/2005         09/01/2005                NAP               08/01/2015            7               No
      434         06/06/2005         08/01/2006            08/01/2005            07/01/2015            5               No
      435         05/06/2005         07/01/2005                NAP               06/01/2015            5               No
      436         01/27/2005         03/01/2005                NAP               02/01/2015            5               No
      437         01/26/2005         03/08/2008            03/08/2005            02/08/2015            0               No

      438         04/27/2005         06/01/2005                NAP               05/01/2015            5               No
      439         04/27/2005         06/01/2005                NAP               05/01/2015            5               No
      440         05/06/2005         07/01/2006            07/01/2005            06/01/2010            5               No
      441         06/17/2005         08/01/2005                NAP               07/01/2015            5               No
      442         05/02/2005         07/01/2005                NAP               06/01/2015            5               No
      443         03/21/2005         05/01/2005                NAP               04/01/2010            5               No
      444         12/21/2004         02/01/2005                NAP               01/01/2015            5               No
      445         05/12/2005         07/01/2005                NAP               06/01/2015            5               No
      446         03/17/2005         05/01/2005                NAP               04/01/2015            5               No
      447         04/04/2005         06/01/2007            06/01/2005            05/01/2015            5               No
      448         04/15/2005         06/01/2005                NAP               05/01/2015            5               No
      449         12/02/2004         02/01/2005                NAP               01/01/2015            5               No

      450         07/07/2005         09/01/2005                NAP               08/01/2015            5               No
      451         07/07/2005         09/01/2005                NAP               08/01/2015            5               No
      452         09/20/2004         11/01/2005            11/01/2004            10/01/2014            5               No
      453         05/10/2005         07/01/2005                NAP               06/01/2015            5               No
      454         04/21/2005         06/01/2007            06/01/2005            05/01/2015            5               No
      455         05/03/2005         07/01/2005                NAP               06/01/2015            5               No
      456         01/19/2005         04/01/2006            04/01/2005            03/01/2015            5               No
      457         04/21/2005         06/01/2005                NAP               05/01/2015            5               No
      458         04/06/2005         06/01/2005                NAP               05/01/2015            5               No
      459         02/25/2005         04/01/2005                NAP               03/01/2020            7               No
      460         04/11/2005         06/01/2005                NAP               05/01/2015            5               No
      461         03/22/2005         05/01/2007            05/01/2005            04/01/2015            5               No
      462         06/30/2005         08/01/2005                NAP               07/01/2015            5               No
      463         07/14/2005         09/05/2005                NAP               08/05/2015            0               No

      464         05/04/2005         07/01/2006            07/01/2005            06/01/2010            5               No
      465         05/04/2005         07/01/2006            07/01/2005            06/01/2010            5               No
      466         01/11/2005         03/01/2007            03/01/2005            02/01/2015            5               No
      467         02/08/2005         04/01/2007            04/01/2005            03/01/2015            5               No
      468         04/07/2005         06/01/2005                NAP               05/01/2015            5               No
      469         02/02/2005         04/01/2005                NAP               03/01/2015            5               No
      470         07/07/2005         09/01/2005                NAP               08/01/2015            5               No
      471         06/16/2005         08/01/2005                NAP               07/01/2015            5               No
      472         04/19/2005         06/01/2005                NAP               05/01/2015            5               No
      473         03/24/2005         05/01/2007            05/01/2005            04/01/2015            5               No
      474         03/09/2005         05/01/2005                NAP               04/01/2015            5               No

      475         04/28/2005         06/01/2005                NAP               05/01/2015            5               No
      476         04/28/2005         06/01/2005                NAP               05/01/2015            5               No
      477         04/28/2005         06/01/2005                NAP               05/01/2015            5               No
      478         04/28/2005         06/01/2005                NAP               05/01/2015            5               No
      479         04/28/2005         06/01/2005                NAP               05/01/2015            5               No
      480         04/28/2005         06/01/2005                NAP               05/01/2015            5               No
      481         03/01/2005         05/01/2007            05/01/2005            04/01/2015            5               No
      482         06/17/2005         08/05/2006            08/05/2005            07/05/2015            0               No
      483         01/27/2005         03/01/2005                NAP               02/01/2015            5               No
      484         02/10/2005         04/08/2007            04/08/2005            03/08/2015            0               No
      485         04/21/2005         06/01/2010            06/01/2005            05/01/2015            5               No
      486         04/29/2005         06/01/2005                NAP               05/01/2015            5               No
      487         03/24/2005         05/01/2007            05/01/2005            04/01/2015            5               No
      488         05/13/2005         07/01/2005                NAP               06/01/2015            15              No
      489         04/25/2005         06/01/2008            06/01/2005            05/01/2015            5               No
      490         04/21/2005         06/01/2007            06/01/2005            05/01/2015            5               No
      491         04/27/2005         06/01/2005                NAP               05/01/2015            5               No
      492         04/21/2005         06/01/2005                NAP               05/01/2015            5               No
      493         02/04/2005         04/01/2005                NAP               03/01/2015            5               No
      494         07/07/2005         09/01/2005                NAP               08/01/2015            5               No
      495         05/19/2005         07/01/2005                NAP               06/01/2015            5               No
      496         05/12/2005         07/01/2005                NAP               06/01/2015            5               No

      497         04/29/2005         06/01/2005                NAP               05/01/2010            5               No
      498         04/29/2005         06/01/2005                NAP               05/01/2010            5               No
      499         06/06/2005         08/01/2007            08/01/2005            07/01/2015            5               No
      500         04/21/2005         06/01/2005                NAP               05/01/2015            5               No
      501         04/05/2005         06/01/2005                NAP               05/01/2015            5               No
      502         03/17/2005         05/01/2005                NAP               04/01/2015            5               No
      503         05/04/2005         07/01/2007            07/01/2005            06/01/2015            5               No
      504         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      505         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      506         02/23/2005         04/01/2005                NAP               03/01/2015            5               No
      507         03/31/2005         05/01/2007            05/01/2005            04/01/2010            5               No

      508         06/15/2005         08/01/2005                NAP               07/01/2015            5               No
      509         06/15/2005         08/01/2005                NAP               07/01/2015            5               No
      510         06/15/2005         08/01/2005                NAP               07/01/2015            5               No
      511         06/15/2005         08/01/2005                NAP               07/01/2015            5               No
      512         06/15/2005         08/01/2005                NAP               07/01/2015            5               No
      513         06/15/2005         08/01/2005                NAP               07/01/2015            5               No
      514         06/15/2005         08/01/2005                NAP               07/01/2015            5               No
      515         06/24/2005         08/01/2005                NAP               07/01/2015            5               No
      516         04/26/2005         06/01/2005                NAP               05/01/2015            5               No
      517         12/29/2004         02/01/2005                NAP               01/01/2015            5               No
      518         02/24/2005         04/01/2005                NAP               03/01/2015            7               No
      519         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      520         03/29/2005         05/01/2005                NAP               04/01/2010            5               No
      521         02/03/2005         04/01/2005                NAP               03/01/2015            5               No
      522         11/30/2004         02/01/2005                NAP               01/01/2015            5               No
      523         08/02/2004         10/01/2004                NAP               09/01/2014            5               No
      524         03/31/2005         05/01/2005                NAP               04/01/2015            5              Yes
      525         07/07/2005         09/01/2005                NAP               08/01/2015            5               No
      526         02/28/2005         04/01/2005                NAP               03/01/2015            5               No
      527         08/09/2004         10/08/2004                NAP               09/08/2014            0               No
      528         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      529         07/07/2005         09/01/2005                NAP               08/01/2015            5               No
      530         12/30/2004         02/01/2005                NAP               01/01/2015            5               No
      531         05/20/2005         07/01/2005                NAP               06/01/2015            5               No
      532         07/07/2005         09/01/2005                NAP               08/01/2015            5               No
      533         06/08/2005         08/01/2005                NAP               07/01/2015            5               No
      534         03/21/2005         05/01/2005                NAP               04/01/2015            5               No
      535         05/10/2005         07/01/2005                NAP               06/01/2015            5               No
      536         04/04/2005         06/01/2005                NAP               05/01/2015            5               No
      537         01/07/2005         03/01/2005                NAP               02/01/2015            5               No
      538         03/08/2005         05/01/2005                NAP               04/01/2015            7               No
      539         06/05/2005         08/01/2005                NAP               07/01/2015            5               No
      540         10/19/2004         12/01/2004                NAP               11/01/2014            5               No
      541         04/27/2005         07/01/2005                NAP               06/01/2015            5               No
      542         07/07/2005         09/01/2005                NAP               08/01/2015            5               No
      543         05/26/2005         07/01/2005                NAP               06/01/2015            5               No
      544         08/26/2004         10/01/2004                NAP               09/01/2014            7               No
      545         05/24/2005         07/01/2005                NAP               06/01/2015            5               No
      546         12/09/2004         02/01/2005                NAP               01/01/2015            7               No
      547         02/24/2005         04/01/2005                NAP               03/01/2015            7               No
      548         01/14/2005         03/01/2005                NAP               02/01/2015            5               No
      549         03/17/2005         05/01/2005                NAP               04/01/2015            5               No




------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE       LOCKBOX            LOCKBOX             ORIGINAL TERM   REMAINING TERM        ORIGINAL       REMAINING       MORTGAGE
LOAN NO.        STATUS              TYPE                TO MATURITY     TO MATURITY      AMORT. TERM(9)   AMORT. TERM          RATE
------------------------------------------------------------------------------------------------------------------------------------

    1          In-Place             Soft                   120              116                IO              IO            5.475%
    2          In-Place             Hard                   119              116                IO              IO            5.964%

    3          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
    4          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
    5          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
    6          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
    7          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
    8          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
    9          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   10          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   11          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   12          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   13          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   14          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   15          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   16          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   17          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   18          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   19          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   20          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   21          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   22          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   23          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   24          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   25          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   26          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   27          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   28          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   29          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   30          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   31          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   32          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   33          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   34          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   35          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   36          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   37          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   38          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   39          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   40          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   41          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   42          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   43          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   44          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   45          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   46          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   47          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   48          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   49          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   50          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   51          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   52          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   53          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   54          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   55          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   56          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   57          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   58          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   59          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   60          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   61          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   62          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   63          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   64          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   65          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   66          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   67          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   68          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   69          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   70          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   71          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   72          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   73          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   74          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   75          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   76          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   77          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   78          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   79          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   80          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   81          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   82          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   83          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   84          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   85          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   86          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   87          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   88          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   89          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   90          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   91          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   92          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   93          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   94          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   95          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   96          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   97          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   98          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   99          In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   100         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   101         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   102         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   103         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   104         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   105         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   106         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   107         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   108         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   109         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   110         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   111         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   112         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   113         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   114         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   115         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   116         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   117         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   118         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   119         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   120         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   121         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   122         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   123         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   124         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   125         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   126         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   127         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   128         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   129         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   130         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   131         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   132         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   133         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   134         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   135         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   136         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   137         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   138         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   139         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   140         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   141         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   142         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   143         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   144         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   145         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   146         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   147         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   148         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   149         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   150         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   151         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   152         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   153         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   154         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   155         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   156         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   157         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   158         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   159         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   160         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   161         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   162         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   163         In-Place     Soft, Springing Hard           120              119                300            299            5.520%
   164         In-Place             Hard                   120              119                IO              IO            5.605%
   165         In-Place             Hard                    60              58                 360            358            5.001%

   166        Springing      Springing to Hard              60              58                 IO              IO            4.850%
   167        Springing      Springing to Hard              60              58                 IO              IO            4.850%
   168        Springing      Springing to Hard              60              58                 IO              IO            4.850%
   169        Springing      Springing to Hard              60              58                 IO              IO            4.850%
   170         In-Place     Soft, Springing Hard            60              60                 IO              IO            5.295%
   171         In-Place             Hard                    84              81                 360            357            5.115%
   172           NAP                None                   120              118                IO              IO            5.370%
   173         In-Place     Soft, Springing Hard            60              60                 IO              IO            5.295%
   174         In-Place             Hard                   108              104                300            296            5.190%
   175        Springing      Springing to Hard             120              120                360            360            5.225%
   176         In-Place     Soft, Springing Hard            60              60                 IO              IO            5.295%
   177         In-Place             Hard                    60              57                 IO              IO            5.250%
   178         In-Place     Soft, Springing Hard            60              60                 IO              IO            5.295%
   179         In-Place             Hard                   120              119                360            360            5.040%
   180         In-Place             Hard                   120              117                360            357            5.280%
   181         In-Place             Soft                   120              118                360            358            5.250%

   182         In-Place             Hard                   120              117                300            297            6.190%
   183         In-Place             Hard                   120              117                300            297            6.190%
   184         In-Place             Hard                   120              117                300            297            6.190%
   185         In-Place             Hard                   120              117                300            297            6.190%
   186         In-Place             Hard                   120              117                300            297            6.190%
   187         In-Place             Hard                   120              117                300            297            6.190%
   188         In-Place             Hard                   120              117                300            297            6.190%
   189         In-Place             Hard                   120              117                300            297            6.190%
   190         In-Place             Hard                   120              117                300            297            6.190%
   191         In-Place             Hard                   120              117                300            297            6.190%
   192         In-Place             Hard                   120              117                300            297            6.190%
   193         In-Place             Hard                   120              117                300            297            6.190%
   194         In-Place             Hard                   120              117                300            297            6.190%
   195         In-Place             Hard                   120              117                300            297            6.190%
   196         In-Place             Hard                   120              117                300            297            6.190%
   197         In-Place             Hard                   120              117                300            297            6.190%
   198         In-Place             Hard                   120              117                300            297            6.190%
   199         In-Place             Hard                   120              117                300            297            6.190%
   200         In-Place             Hard                   120              117                300            297            6.190%
   201         In-Place             Hard                   120              117                300            297            6.190%
   202         In-Place             Hard                   120              117                300            297            6.190%
   203         In-Place             Hard                   120              117                300            297            6.190%
   204         In-Place             Hard                   120              117                300            297            6.190%
   205         In-Place             Hard                   120              117                300            297            6.190%
   206         In-Place             Hard                   120              117                300            297            6.190%
   207         In-Place             Hard                   120              117                300            297            6.190%
   208         In-Place             Hard                   120              117                300            297            6.190%
   209         In-Place             Hard                   120              117                300            297            6.190%
   210         In-Place             Hard                   120              117                300            297            6.190%
   211         In-Place             Hard                   120              117                300            297            6.190%
   212         In-Place             Hard                   120              117                300            297            6.190%
   213         In-Place             Hard                   120              117                300            297            6.190%
   214         In-Place             Hard                   120              117                300            297            6.190%
   215         In-Place             Hard                   120              117                300            297            6.190%
   216         In-Place             Hard                   120              117                300            297            6.190%
   217         In-Place             Hard                   120              117                300            297            6.190%
   218         In-Place             Hard                   120              117                300            297            6.190%
   219         In-Place             Hard                   120              117                300            297            6.190%
   220         In-Place             Hard                   120              117                300            297            6.190%
   221         In-Place             Hard                   120              117                300            297            6.190%
   222         In-Place             Hard                   120              117                300            297            6.190%
   223         In-Place             Hard                   120              117                300            297            6.190%
   224         In-Place             Hard                   120              117                300            297            6.190%
   225         In-Place             Hard                   120              117                300            297            6.190%
   226         In-Place             Hard                   120              117                300            297            6.190%
   227         In-Place             Hard                   120              117                300            297            6.190%
   228         In-Place             Hard                   120              117                300            297            6.190%
   229         In-Place             Hard                   120              117                300            297            6.190%
   230         In-Place             Hard                   120              117                300            297            6.190%
   231         In-Place             Hard                   120              117                300            297            6.190%
   232         In-Place             Hard                   120              117                300            297            6.190%
   233         In-Place             Hard                   120              117                300            297            6.190%
   234         In-Place             Hard                   120              117                300            297            6.190%
   235         In-Place             Hard                   120              117                300            297            6.190%
   236         In-Place             Hard                   120              117                300            297            6.190%
   237         In-Place             Hard                   120              117                300            297            6.190%
   238         In-Place             Hard                   120              117                300            297            6.190%
   239         In-Place             Hard                   120              117                300            297            6.190%
   240         In-Place             Hard                   120              117                300            297            6.190%
   241         In-Place             Hard                   120              117                300            297            6.190%
   242         In-Place             Hard                   120              117                300            297            6.190%
   243         In-Place             Hard                   120              117                300            297            6.190%
   244         In-Place             Hard                   120              117                300            297            6.190%
   245         In-Place             Hard                   120              117                300            297            6.190%
   246         In-Place             Hard                   120              117                300            297            6.190%
   247         In-Place             Hard                   120              117                300            297            6.190%
   248         In-Place             Hard                   120              117                300            297            6.190%
   249         In-Place             Hard                   120              117                300            297            6.190%
   250         In-Place             Hard                   120              117                300            297            6.190%
   251         In-Place             Hard                   120              117                300            297            6.190%
   252         In-Place             Hard                   120              117                300            297            6.190%
   253         In-Place             Hard                   120              117                300            297            6.190%
   254         In-Place             Hard                   120              117                300            297            6.190%
   255         In-Place             Hard                   120              117                300            297            6.190%
   256         In-Place             Hard                   120              117                300            297            6.190%
   257         In-Place             Hard                   120              117                300            297            6.190%
   258         In-Place             Hard                   120              117                300            297            6.190%
   259         In-Place             Hard                   120              117                300            297            6.190%
   260         In-Place             Hard                   120              117                300            297            6.190%
   261         In-Place             Hard                   120              117                300            297            6.190%
   262         In-Place             Hard                   120              117                300            297            6.190%
   263         In-Place             Hard                   120              117                300            297            6.190%
   264         In-Place             Hard                   120              117                300            297            6.190%
   265         In-Place             Hard                   120              117                300            297            6.190%
   266         In-Place             Hard                   120              117                300            297            6.190%
   267         In-Place             Hard                   120              117                300            297            6.190%
   268         In-Place             Hard                   120              117                300            297            6.190%
   269         In-Place             Hard                   120              117                300            297            6.190%
   270         In-Place             Hard                   120              117                300            297            6.190%
   271         In-Place             Hard                   120              117                300            297            6.190%
   272         In-Place             Hard                   120              117                300            297            6.190%
   273         In-Place             Hard                   120              117                300            297            6.190%
   274         In-Place             Hard                   120              117                300            297            6.190%
   275         In-Place             Hard                   120              117                300            297            6.190%
   276         In-Place             Hard                   120              117                300            297            6.190%
   277         In-Place             Hard                   120              117                300            297            6.190%
   278         In-Place             Hard                   120              117                300            297            6.190%
   279         In-Place             Hard                   120              117                300            297            6.190%
   280         In-Place             Hard                   120              117                300            297            6.190%
   281         In-Place             Hard                   120              117                300            297            6.190%
   282         In-Place             Hard                   120              117                300            297            6.190%
   283         In-Place             Hard                   120              117                300            297            6.190%
   284         In-Place             Hard                   120              117                300            297            6.190%
   285         In-Place             Hard                   120              117                300            297            6.190%
   286         In-Place             Hard                   120              117                300            297            6.190%
   287         In-Place             Hard                   120              117                300            297            6.190%
   288         In-Place             Hard                   120              117                300            297            6.190%
   289         In-Place             Hard                   120              117                300            297            6.190%
   290         In-Place             Hard                   120              117                300            297            6.190%
   291         In-Place             Hard                   120              117                300            297            6.190%
   292         In-Place             Hard                   120              117                300            297            6.190%
   293         In-Place             Hard                   120              117                300            297            6.190%
   294         In-Place             Hard                   120              117                300            297            6.190%
   295         In-Place             Hard                   120              117                300            297            6.190%
   296         In-Place             Hard                   120              117                300            297            6.190%
   297         In-Place             Hard                   120              117                300            297            6.190%
   298         In-Place             Hard                   120              117                300            297            6.190%
   299         In-Place             Hard                   120              117                300            297            6.190%
   300         In-Place             Hard                   120              117                300            297            6.190%
   301         In-Place             Hard                   120              117                300            297            6.190%
   302         In-Place             Hard                   120              117                300            297            6.190%
   303         In-Place             Hard                   120              117                300            297            6.190%
   304         In-Place             Hard                   120              117                300            297            6.190%
   305         In-Place             Hard                   120              117                300            297            6.190%
   306         In-Place             Hard                   120              117                300            297            6.190%
   307         In-Place             Hard                   120              117                300            297            6.190%
   308         In-Place             Hard                   120              117                300            297            6.190%
   309         In-Place             Hard                   120              117                300            297            6.190%
   310         In-Place             Hard                   120              117                300            297            6.190%
   311         In-Place             Hard                   120              117                300            297            6.190%
   312         In-Place             Hard                   120              117                300            297            6.190%
   313         In-Place             Hard                   120              117                300            297            6.190%
   314         In-Place             Hard                   120              117                300            297            6.190%
   315         In-Place             Hard                   120              117                300            297            6.190%
   316         In-Place             Hard                   120              117                300            297            6.190%
   317         In-Place             Hard                   120              117                300            297            6.190%
   318         In-Place             Hard                   120              117                300            297            6.190%
   319         In-Place             Hard                   120              117                300            297            6.190%
   320         In-Place             Hard                   120              117                300            297            6.190%
   321         In-Place             Hard                   120              117                300            297            6.190%
   322         In-Place             Hard                   120              117                300            297            6.190%
   323         In-Place             Hard                   120              117                300            297            6.190%
   324         In-Place             Hard                   120              117                300            297            6.190%
   325         In-Place             Hard                   120              117                300            297            6.190%
   326         In-Place             Hard                   120              117                300            297            6.190%
   327         In-Place             Hard                   120              117                300            297            6.190%
   328         In-Place             Hard                   120              117                300            297            6.190%
   329         In-Place             Hard                   120              117                300            297            6.190%
   330         In-Place             Hard                   120              117                300            297            6.190%
   331         In-Place             Hard                   120              117                300            297            6.190%
   332         In-Place             Hard                   120              117                300            297            6.190%
   333         In-Place             Hard                   120              117                300            297            6.190%
   334         In-Place             Hard                   120              117                300            297            6.190%
   335         In-Place             Hard                   120              117                300            297            6.190%
   336         In-Place             Hard                   120              117                300            297            6.190%
   337         In-Place             Hard                   120              117                300            297            6.190%
   338         In-Place             Hard                   120              117                300            297            6.190%
   339         In-Place             Hard                   120              117                300            297            6.190%
   340         In-Place             Hard                   120              117                300            297            6.190%
   341         In-Place             Hard                   120              117                300            297            6.190%
   342         In-Place             Hard                   120              117                300            297            6.190%
   343         In-Place             Hard                   120              117                300            297            6.190%
   344         In-Place             Hard                   120              117                300            297            6.190%
   345         In-Place             Hard                   120              117                300            297            6.190%
   346         In-Place             Hard                   120              117                300            297            6.190%
   347         In-Place             Hard                   120              117                300            297            6.190%
   348         In-Place             Hard                   120              117                300            297            6.190%
   349         In-Place             Hard                   120              117                300            297            6.190%
   350         In-Place             Hard                   120              117                300            297            6.190%
   351         In-Place             Hard                   120              117                300            297            6.190%
   352         In-Place             Hard                   120              117                300            297            6.190%
   353         In-Place             Hard                   120              117                300            297            6.190%
   354         In-Place             Hard                   120              117                300            297            6.190%
   355         In-Place             Hard                   120              117                300            297            6.190%
   356         In-Place             Hard                   120              117                300            297            6.190%
   357         In-Place             Hard                   120              117                300            297            6.190%
   358         In-Place             Hard                   120              117                300            297            6.190%
   359         In-Place             Hard                   120              117                300            297            6.190%
   360         In-Place             Hard                   120              117                300            297            6.190%
   361         In-Place             Hard                   120              117                300            297            6.190%
   362         In-Place             Hard                   120              117                300            297            6.190%
   363         In-Place             Hard                   120              117                300            297            6.190%
   364         In-Place             Hard                   120              117                300            297            6.190%
   365         In-Place             Hard                   120              117                300            297            6.190%
   366         In-Place             Hard                   120              117                300            297            6.190%
   367         In-Place             Hard                   120              117                300            297            6.190%
   368         In-Place             Hard                   120              117                300            297            6.190%
   369         In-Place             Hard                   120              117                300            297            6.190%
   370         In-Place             Hard                   120              117                300            297            6.190%
   371         In-Place             Hard                   120              117                300            297            6.190%
   372         In-Place             Hard                   120              117                300            297            6.190%
   373         In-Place             Hard                   120              117                300            297            6.190%
   374           NAP                None                   120              113                360            360            5.410%
   375           NAP                None                   120              119                360            359            5.200%
   376         In-Place     Soft, Springing Hard           120              118                360            358            5.370%
   377           NAP                None                   120              118                360            358            5.420%
   378           NAP                None                   120              119                360            360            5.510%
   379         In-Place             Hard                   120              117                336            336            5.450%
   380           NAP                None                   120              113                300            293            6.090%
   381           NAP                None                   120              117                360            360            5.110%
   382           NAP                None                   120              117                300            297            5.410%
   383        Springing      Springing to Hard             120              118                360            360            5.340%
   384           NAP                None                   120              113                360            360            5.174%
   385           NAP                None                   120              116                360            360            5.210%
   386         In-Place             Hard                    60              59                 IO              IO            4.960%

   387           NAP                None                   120              119                259            259            5.820%
   388           NAP                None                   120              119                259            259            5.820%
   389           NAP                None                   120              119                259            259            5.820%
   390           NAP                None                   120              119                259            259            5.820%
   391           NAP                None                   120              118                360            360            5.590%
   392           NAP                None                   120              113                360            353            5.300%
   393         In-Place             Hard                    60              58                 IO              IO            4.900%

   394           NAP                None                   120              119                259            259            5.820%
   395           NAP                None                   120              119                259            259            5.820%
   396           NAP                None                   120              119                259            259            5.820%
   397         In-Place             Hard                   156              152                360            360            5.680%
   398         In-Place     Soft, Springing Hard           120              117                360            360            5.640%

   399           NAP                None                   120              119                259            259            5.820%
   400           NAP                None                   120              119                259            259            5.820%
   401           NAP                None                   120              119                259            259            5.820%
   402           NAP                None                   120              114                360            354            5.350%
   403         In-Place             Hard                   156              152                360            360            5.680%

   404           NAP                None                   120              116                360            356            5.520%
   405           NAP                None                   120              116                360            356            5.520%
   406           NAP                None                   120              116                360            356            5.520%
   407         In-Place             Hard                   120              112                360            360            5.240%
   408           NAP                None                   120              119                360            359            5.150%
   409           NAP                None                    60              59                 300            299            5.500%

   410           NAP                None                   120              119                240            239            5.520%
   411           NAP                None                   120              119                240            239            5.520%
   412           NAP                None                   120              119                240            239            5.520%
   413           NAP                None                   120              119                240            239            5.520%
   414           NAP                None                   120              119                300            299            5.780%
   415           NAP                None                   120              116                360            356            5.430%
   416           NAP                None                   120              113                360            353            5.300%
   417           NAP                None                   120              117                360            357            5.070%
   418           NAP                None                   120              118                360            360            5.580%
   419           NAP                None                   120              118                360            358            5.310%
   420           NAP                None                   120              116                360            356            5.690%
   421           NAP                None                   120              116                324            324            5.490%
   422           NAP                None                   120              119                360            359            5.200%
   423           NAP                None                   120              119                360            360            5.470%
   424         In-Place             Hard                   120              108                360            348            6.100%
   425         In-Place     Soft, Springing Hard           120              119                270            269            5.650%
   426           NAP                None                   120              119                360            359            5.290%
   427           NAP                None                   120              113                360            353            5.420%
   428           NAP                None                   120              119                360            359            5.550%
   429           NAP                None                   120              118                300            298            5.780%
   430           NAP                None                   120              116                360            360            5.360%
   431           NAP                None                   120              116                360            356            5.240%
   432           NAP                None                   120              117                360            360            5.320%
   433           NAP                None                   120              120                360            360            5.550%
   434           NAP                None                   120              119                324            324            5.220%
   435           NAP                None                   120              118                300            298            5.520%
   436           NAP                None                   120              114                360            354            5.770%
   437         In-Place             Hard                   120              114                360            360            5.380%

   438           NAP                None                   120              117                300            297            6.490%
   439           NAP                None                   120              117                300            297            6.490%
   440           NAP                None                    60              58                 360            360            4.690%
   441           NAP                None                   120              119                360            359            5.330%
   442           NAP                None                   120              118                360            358            5.150%
   443           NAP                None                    60              56                 360            356            5.540%
   444           NAP                None                   120              113                360            353            5.440%
   445        Springing      Springing to Hard             120              118                300            298            5.990%
   446           NAP                None                   120              116                360            356            5.340%
   447         In-Place             Hard                   120              117                360            360            5.860%
   448           NAP                None                   120              117                360            357            5.170%
   449           NAP                None                   120              113                360            353            5.430%

   450           NAP                None                   120              120                300            300            5.650%
   451           NAP                None                   120              120                300            300            5.650%
   452           NAP                None                   120              110                360            360            5.430%
   453           NAP                None                   120              118                360            358            5.700%
   454           NAP                None                   120              117                360            360            5.290%
   455           NAP                None                   120              118                300            298            6.410%
   456           NAP                None                   120              115                360            360            5.430%
   457           NAP                None                   120              117                360            357            5.440%
   458           NAP                None                   120              117                360            357            5.730%
   459           NAP                None                   180              175                360            355            5.650%
   460           NAP                None                   120              117                360            357            5.170%
   461           NAP                None                   120              116                360            360            5.560%
   462           NAP                None                   120              119                360            359            5.090%
   463           NAP                None                   120              120                360            360            5.300%

   464           NAP                None                    60              58                 360            360            5.560%
   465           NAP                None                    60              58                 360            360            5.560%
   466           NAP                None                   120              114                360            360            5.490%
   467           NAP                None                   120              115                360            360            5.400%
   468           NAP                None                   120              117                360            357            5.970%
   469           NAP                None                   120              115                360            355            5.530%
   470           NAP                None                   120              120                300            300            5.650%
   471           NAP                None                   120              119                360            359            5.310%
   472           NAP                None                   120              117                360            357            5.220%
   473           NAP                None                   120              116                360            360            5.320%
   474           NAP                None                   120              116                360            356            5.400%

   475           NAP                None                   120              117                300            297            5.250%
   476           NAP                None                   120              117                300            297            5.250%
   477           NAP                None                   120              117                300            297            5.250%
   478           NAP                None                   120              117                300            297            5.250%
   479           NAP                None                   120              117                300            297            5.250%
   480           NAP                None                   120              117                300            297            5.250%
   481           NAP                None                   120              116                360            360            5.350%
   482           NAP                None                   120              119                360            360            5.260%
   483           NAP                None                   120              114                360            354            5.430%
   484           NAP                None                   120              115                360            360            5.400%
   485           NAP                None                   120              117                360            360            5.500%
   486           NAP                None                   120              117                360            357            5.540%
   487           NAP                None                   120              116                360            360            5.730%
   488           NAP                None                   120              118                360            358            5.490%
   489           NAP                None                   120              117                360            360            5.640%
   490           NAP                None                   120              117                360            360            5.390%
   491           NAP                None                   120              117                360            357            5.840%
   492           NAP                None                   120              117                360            357            5.080%
   493           NAP                None                   120              115                360            355            5.540%
   494           NAP                None                   120              120                300            300            5.650%
   495         In-Place     Soft, Springing Hard           120              118                360            358            5.620%
   496           NAP                None                   120              118                360            358            5.460%

   497           NAP                None                    60              57                 300            297            5.630%
   498           NAP                None                    60              57                 300            297            5.630%
   499        Springing      Springing to Hard             120              119                360            360            5.580%
   500           NAP                None                   120              117                360            357            5.530%
   501           NAP                None                   120              117                360            357            5.950%
   502           NAP                None                   120              116                360            356            5.680%
   503           NAP                None                   120              118                360            360            5.220%
   504         In-Place             Hard                   120              119                360            359            5.300%
   505         In-Place             Hard                   120              119                360            359            5.300%
   506           NAP                None                   120              115                360            355            5.480%
   507           NAP                None                    60              56                 360            360            5.680%

   508         In-Place             Hard                   120              119                300            299            5.660%
   509         In-Place             Hard                   120              119                300            299            5.660%
   510         In-Place             Hard                   120              119                300            299            5.660%
   511         In-Place             Hard                   120              119                300            299            5.660%
   512         In-Place             Hard                   120              119                300            299            5.660%
   513         In-Place             Hard                   120              119                300            299            5.660%
   514         In-Place             Hard                   120              119                300            299            5.660%
   515           NAP                None                   120              119                360            359            5.680%
   516           NAP                None                   120              117                360            357            5.600%
   517           NAP                None                   120              113                300            293            5.290%
   518           NAP                None                   120              115                300            295            5.370%
   519         In-Place             Hard                   120              119                360            359            5.300%
   520           NAP                None                    60              56                 360            356            5.870%
   521           NAP                None                   120              115                360            355            5.430%
   522           NAP                None                   120              113                360            353            5.620%
   523         In-Place             Hard                   120              109                264            253            6.000%
   524        Springing      Springing to Hard             120              116                360            356            5.770%
   525           NAP                None                   120              120                300            300            5.650%
   526           NAP                None                   120              115                324            319            5.610%
   527           NAP                None                   120              109                360            349            5.680%
   528         In-Place             Hard                   120              119                360            359            5.300%
   529           NAP                None                   120              120                300            300            5.650%
   530           NAP                None                   120              113                300            293            5.270%
   531           NAP                None                   120              118                360            358            5.645%
   532           NAP                None                   120              120                300            300            5.650%
   533           NAP                None                   120              119                360            359            5.630%
   534           NAP                None                   120              116                360            356            5.800%
   535           NAP                None                   120              118                360            358            5.660%
   536           NAP                None                   120              117                360            357            5.650%
   537           NAP                None                   120              114                360            354            5.350%
   538           NAP                None                   120              116                300            296            6.020%
   539           NAP                None                   120              119                360            359            5.710%
   540           NAP                None                   120              111                360            351            5.800%
   541           NAP                None                   120              118                360            358            5.650%
   542           NAP                None                   120              120                300            300            5.650%
   543           NAP                None                   120              118                360            358            5.420%
   544           NAP                None                   120              109                360            349            5.970%
   545           NAP                None                   120              118                300            298            6.000%
   546           NAP                None                   120              113                300            293            5.490%
   547           NAP                None                   120              115                360            355            5.470%
   548           NAP                None                   120              114                300            294            5.800%
   549           NAP                None                   120              116                360            356            5.420%

                                                           109              106                339            337            5.462%




-------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE         MONTHLY              MONTHLY        UNDERWRITABLE        UNDERWRITABLE   NOI       NCF        CUT-OFF DATE
   LOAN NO.    PAYMENT (P&I)(10)     PAYMENT (IO)                 NOI            CASH FLOW   DSCR(11)  DSCR(11)            LTV
-------------------------------------------------------------------------------------------------------------------------------

       1                NAP           $1,572,795          $25,916,684          $25,590,116   1.37      1.36              73.9%
       2                NAP           $1,446,201          $22,593,218          $21,552,159   1.30      1.24              75.3%

       3            $57,482                  NAP           $1,321,674           $1,315,887   1.44      1.42              74.0%
       4            $18,726                  NAP             $363,573             $359,533   1.44      1.42              74.0%
       5            $18,120                  NAP             $335,343             $329,170   1.44      1.42              74.0%
       6            $11,093                  NAP             $249,634             $245,757   1.44      1.42              74.0%
       7             $9,637                  NAP             $259,845             $257,266   1.44      1.42              74.0%
       8             $9,378                  NAP             $177,552             $173,126   1.44      1.42              74.0%
       9             $9,008                  NAP             $202,139             $199,558   1.44      1.42              74.0%
      10             $8,991                  NAP             $187,500             $185,915   1.44      1.42              74.0%
      11             $8,769                  NAP             $206,742             $205,335   1.44      1.42              74.0%
      12             $7,855                  NAP             $147,528             $145,024   1.44      1.42              74.0%
      13             $7,220                  NAP             $145,704             $143,950   1.44      1.42              74.0%
      14             $6,494                  NAP             $172,417             $170,442   1.44      1.42              74.0%
      15             $6,474                  NAP             $120,822             $119,525   1.44      1.42              74.0%
      16             $6,462                  NAP             $145,859             $143,949   1.44      1.42              74.0%
      17             $5,938                  NAP             $190,285             $188,569   1.44      1.42              74.0%
      18             $4,386                  NAP             $113,346             $111,993   1.44      1.42              74.0%
      19             $4,338                  NAP              $91,427              $89,692   1.44      1.42              74.0%
      20             $4,110                  NAP              $95,406              $94,076   1.44      1.42              74.0%
      21             $4,092                  NAP              $82,940              $81,590   1.44      1.42              74.0%
      22             $3,922                  NAP              $64,842              $63,724   1.44      1.42              74.0%
      23             $3,849                  NAP             $158,016             $156,331   1.44      1.42              74.0%
      24             $3,397                  NAP              $56,183              $55,196   1.44      1.42              74.0%
      25             $3,368                  NAP              $63,270              $62,184   1.44      1.42              74.0%
      26             $3,338                  NAP              $54,807              $54,229   1.44      1.42              74.0%
      27             $3,059                  NAP              $62,238              $60,993   1.44      1.42              74.0%
      28             $2,960                  NAP              $85,985              $84,312   1.44      1.42              74.0%
      29             $2,956                  NAP             $100,311              $99,532   1.44      1.42              74.0%
      30            $28,629                  NAP             $519,015             $514,700   1.44      1.42              74.0%
      31            $23,753                  NAP             $637,319             $631,476   1.44      1.42              74.0%
      32            $16,651                  NAP             $339,705             $332,002   1.44      1.42              74.0%
      33            $11,332                  NAP             $211,418             $209,202   1.44      1.42              74.0%
      34             $9,500                  NAP             $221,607             $219,318   1.44      1.42              74.0%
      35             $8,036                  NAP             $168,807             $166,157   1.44      1.42              74.0%
      36             $7,932                  NAP             $142,667             $140,585   1.44      1.42              74.0%
      37             $7,282                  NAP             $141,992             $139,818   1.44      1.42              74.0%
      38             $6,526                  NAP             $112,006             $110,837   1.44      1.42              74.0%
      39             $6,377                  NAP             $105,699             $103,604   1.44      1.42              74.0%
      40             $6,239                  NAP             $116,689             $115,187   1.44      1.42              74.0%
      41             $6,161                  NAP             $107,586             $104,649   1.44      1.42              74.0%
      42             $6,036                  NAP              $87,402              $86,560   1.44      1.42              74.0%
      43             $5,666                  NAP             $129,586             $126,707   1.44      1.42              74.0%
      44             $5,492                  NAP              $93,361              $91,041   1.44      1.42              74.0%
      45             $5,309                  NAP             $100,355              $97,643   1.44      1.42              74.0%
      46             $5,273                  NAP              $95,034              $93,448   1.44      1.42              74.0%
      47             $4,455                  NAP              $77,025              $75,670   1.44      1.42              74.0%
      48             $4,408                  NAP             $102,484             $100,904   1.44      1.42              74.0%
      49             $4,289                  NAP              $80,453              $79,180   1.44      1.42              74.0%
      50             $4,233                  NAP              $82,658              $81,278   1.44      1.42              74.0%
      51             $4,161                  NAP              $78,048              $76,824   1.44      1.42              74.0%
      52             $4,063                  NAP             $100,517              $99,012   1.44      1.42              74.0%
      53             $3,415                  NAP              $60,274              $58,003   1.44      1.42              74.0%
      54             $3,349                  NAP             $109,557             $106,978   1.44      1.42              74.0%
      55             $3,094                  NAP              $63,272              $61,680   1.44      1.42              74.0%
      56             $1,250                  NAP              $55,433              $54,472   1.44      1.42              74.0%
      57            $23,883                  NAP             $427,997             $423,287   1.44      1.42              74.0%
      58            $20,988                  NAP             $377,727             $371,974   1.44      1.42              74.0%
      59            $17,502                  NAP             $304,773             $301,322   1.44      1.42              74.0%
      60            $15,710                  NAP             $410,948             $406,036   1.44      1.42              74.0%
      61            $11,416                  NAP             $196,538             $193,903   1.44      1.42              74.0%
      62            $10,717                  NAP             $294,164             $292,808   1.44      1.42              74.0%
      63             $8,023                  NAP             $136,860             $134,273   1.44      1.42              74.0%
      64             $6,893                  NAP             $148,460             $147,618   1.44      1.42              74.0%
      65             $6,718                  NAP             $167,562             $163,715   1.44      1.42              74.0%
      66             $6,625                  NAP             $123,779             $122,309   1.44      1.42              74.0%
      67             $6,568                  NAP             $114,380             $112,068   1.44      1.42              74.0%
      68             $6,454                  NAP             $133,261             $131,900   1.44      1.42              74.0%
      69             $6,197                  NAP             $106,794             $105,259   1.44      1.42              74.0%
      70             $6,101                  NAP             $142,801             $140,632   1.44      1.42              74.0%
      71             $5,051                  NAP              $94,844              $91,762   1.44      1.42              74.0%
      72             $4,828                  NAP             $109,895             $106,965   1.44      1.42              74.0%
      73             $4,704                  NAP              $81,927              $79,892   1.44      1.42              74.0%
      74             $4,534                  NAP             $163,589             $160,724   1.44      1.42              74.0%
      75             $4,316                  NAP              $86,769              $86,048   1.44      1.42              74.0%
      76             $3,919                  NAP              $68,175              $66,560   1.44      1.42              74.0%
      77             $3,868                  NAP              $66,693              $65,690   1.44      1.42              74.0%
      78             $3,456                  NAP              $62,625              $61,260   1.44      1.42              74.0%
      79             $3,253                  NAP              $57,171              $55,245   1.44      1.42              74.0%
      80             $2,954                  NAP              $64,476              $63,256   1.44      1.42              74.0%
      81             $2,298                  NAP              $40,495              $39,032   1.44      1.42              74.0%
      82             $2,277                  NAP              $40,959              $40,352   1.44      1.42              74.0%
      83             $1,506                  NAP              $25,210              $24,530   1.44      1.42              74.0%
      84            $22,241                  NAP             $447,457             $443,450   1.44      1.42              74.0%
      85            $18,399                  NAP             $373,034             $369,741   1.44      1.42              74.0%
      86            $15,514                  NAP             $380,375             $378,060   1.44      1.42              74.0%
      87            $10,527                  NAP             $228,014             $225,450   1.44      1.42              74.0%
      88            $10,381                  NAP             $193,285             $191,648   1.44      1.42              74.0%
      89             $8,581                  NAP             $173,315             $171,099   1.44      1.42              74.0%
      90             $8,563                  NAP             $160,497             $158,078   1.44      1.42              74.0%
      91             $8,020                  NAP             $209,308             $207,293   1.44      1.42              74.0%
      92             $7,623                  NAP             $193,857             $191,391   1.44      1.42              74.0%
      93             $7,314                  NAP             $180,619             $178,886   1.44      1.42              74.0%
      94             $6,545                  NAP             $122,486             $120,831   1.44      1.42              74.0%
      95             $6,328                  NAP             $118,391             $116,830   1.44      1.42              74.0%
      96             $6,326                  NAP             $133,293             $130,812   1.44      1.42              74.0%
      97             $6,193                  NAP             $140,002             $137,191   1.44      1.42              74.0%
      98             $5,628                  NAP             $101,686              $99,753   1.44      1.42              74.0%
      99             $5,598                  NAP              $91,969              $90,945   1.44      1.42              74.0%
      100            $5,474                  NAP             $187,880             $185,935   1.44      1.42              74.0%
      101            $5,449                  NAP              $91,970              $88,530   1.44      1.42              74.0%
      102            $4,795                  NAP              $79,901              $77,904   1.44      1.42              74.0%
      103            $4,310                  NAP              $73,979              $73,210   1.44      1.42              74.0%
      104            $4,206                  NAP              $81,679              $80,761   1.44      1.42              74.0%
      105            $3,389                  NAP              $58,134              $57,563   1.44      1.42              74.0%
      106            $3,128                  NAP              $60,710              $60,056   1.44      1.42              74.0%
      107            $2,614                  NAP              $71,024              $69,485   1.44      1.42              74.0%
      108            $2,273                  NAP              $51,362              $50,353   1.44      1.42              74.0%
      109            $2,066                  NAP              $46,753              $45,776   1.44      1.42              74.0%
      110              $696                  NAP              $12,566              $11,314   1.44      1.42              74.0%
      111           $15,516                  NAP             $325,903             $320,826   1.44      1.42              74.0%
      112           $15,281                  NAP             $262,996             $259,536   1.44      1.42              74.0%
      113           $14,465                  NAP             $251,810             $245,678   1.44      1.42              74.0%
      114           $12,808                  NAP             $209,482             $208,088   1.44      1.42              74.0%
      115           $11,163                  NAP             $224,027             $222,567   1.44      1.42              74.0%
      116           $10,219                  NAP             $220,433             $218,834   1.44      1.42              74.0%
      117            $9,966                  NAP             $193,366             $191,343   1.44      1.42              74.0%
      118            $9,764                  NAP             $240,393             $237,942   1.44      1.42              74.0%
      119            $9,418                  NAP             $176,255             $173,868   1.44      1.42              74.0%
      120            $8,631                  NAP             $179,245             $177,367   1.44      1.42              74.0%
      121            $8,344                  NAP             $164,917             $162,197   1.44      1.42              74.0%
      122            $7,726                  NAP             $132,153             $131,227   1.44      1.42              74.0%
      123            $6,577                  NAP             $184,077             $179,703   1.44      1.42              74.0%
      124            $6,568                  NAP             $124,042             $121,135   1.44      1.42              74.0%
      125            $6,350                  NAP             $160,852             $159,431   1.44      1.42              74.0%
      126            $5,188                  NAP             $147,368             $145,591   1.44      1.42              74.0%
      127            $4,813                  NAP             $139,922             $138,604   1.44      1.42              74.0%
      128            $4,133                  NAP              $85,138              $83,198   1.44      1.42              74.0%
      129            $4,108                  NAP              $86,636              $84,931   1.44      1.42              74.0%
      130            $4,004                  NAP              $66,045              $65,049   1.44      1.42              74.0%
      131            $3,867                  NAP              $66,199              $64,639   1.44      1.42              74.0%
      132            $3,207                  NAP              $86,296              $85,263   1.44      1.42              74.0%
      133            $2,643                  NAP              $67,110              $66,361   1.44      1.42              74.0%
      134            $2,256                  NAP              $37,963              $36,655   1.44      1.42              74.0%
      135            $2,123                  NAP              $47,977              $47,042   1.44      1.42              74.0%
      136            $1,969                  NAP              $33,013              $31,992   1.44      1.42              74.0%
      137           $22,562                  NAP             $436,015             $433,198   1.44      1.42              74.0%
      138           $13,691                  NAP             $278,465             $272,978   1.44      1.42              74.0%
      139           $11,757                  NAP             $238,400             $235,332   1.44      1.42              74.0%
      140           $10,830                  NAP             $258,388             $256,546   1.44      1.42              74.0%
      141            $9,646                  NAP             $188,246             $185,195   1.44      1.42              74.0%
      142            $9,258                  NAP             $263,619             $259,789   1.44      1.42              74.0%
      143            $7,794                  NAP             $145,382             $143,885   1.44      1.42              74.0%
      144            $7,726                  NAP             $180,614             $176,867   1.44      1.42              74.0%
      145            $7,086                  NAP             $132,410             $130,820   1.44      1.42              74.0%
      146            $7,042                  NAP             $123,009             $119,606   1.44      1.42              74.0%
      147            $6,620                  NAP             $138,214             $136,875   1.44      1.42              74.0%
      148            $6,329                  NAP             $184,254             $182,279   1.44      1.42              74.0%
      149            $6,209                  NAP             $213,009             $210,927   1.44      1.42              74.0%
      150            $6,024                  NAP             $145,027             $142,352   1.44      1.42              74.0%
      151            $5,254                  NAP              $96,453              $95,441   1.44      1.42              74.0%
      152            $5,197                  NAP              $93,188              $92,106   1.44      1.42              74.0%
      153            $5,099                  NAP             $175,705             $173,640   1.44      1.42              74.0%
      154            $4,361                  NAP             $130,130             $128,818   1.44      1.42              74.0%
      155            $4,297                  NAP             $115,511             $113,351   1.44      1.42              74.0%
      156            $3,811                  NAP             $169,974             $168,345   1.44      1.42              74.0%
      157            $3,445                  NAP              $64,818              $63,591   1.44      1.42              74.0%
      158            $3,178                  NAP              $57,916              $56,331   1.44      1.42              74.0%
      159            $2,436                  NAP              $41,216              $39,583   1.44      1.42              74.0%
      160            $2,166                  NAP              $47,625              $46,389   1.44      1.42              74.0%
      161            $2,024                  NAP              $40,968              $40,350   1.44      1.42              74.0%
      162            $1,872                  NAP              $31,511              $30,418   1.44      1.42              74.0%
      163            $1,704                  NAP              $88,771              $87,887   1.44      1.42              74.0%
      164               NAP             $629,849          $11,106,328          $10,078,942   1.47      1.33              70.0%
      165          $695,794                  NAP          $14,351,676          $13,853,535   1.72      1.66              49.9%

      166               NAP             $119,267           $2,728,564           $2,617,364   1.74      1.61              66.1%
      167               NAP              $89,451           $1,599,859           $1,455,859   1.74      1.61              66.1%
      168               NAP              $72,371           $1,715,710           $1,576,510   1.74      1.61              66.1%
      169               NAP              $58,004           $1,034,896             $910,096   1.74      1.61              66.1%
      170               NAP             $259,480           $4,935,442           $4,718,957   1.59      1.52              74.8%
      171          $299,130                  NAP           $5,790,038           $5,313,426   1.61      1.48              59.5%
      172               NAP             $222,320           $4,250,117           $3,952,483   1.59      1.48              68.5%
      173               NAP             $212,863           $4,020,249           $3,830,426   1.57      1.50              78.0%
      174          $268,071                  NAP           $4,529,145           $4,247,000   1.41      1.32              77.1%
      175          $224,392             $179,897           $3,473,203           $3,310,850   1.61      1.53              77.3%
      176               NAP             $161,504           $3,224,469           $3,105,804   1.66      1.60              75.4%
      177               NAP             $159,688           $2,765,387           $2,693,447   1.44      1.41              79.1%
      178               NAP             $131,529           $2,520,705           $2,413,265   1.60      1.53              76.4%
      179          $150,995             $119,233           $2,558,517           $2,429,775   1.79      1.70              70.0%
      180          $147,658                  NAP           $2,643,077           $2,338,075   1.49      1.32              68.1%
      181          $146,334                  NAP           $2,780,223           $2,530,063   1.58      1.44              70.5%

      182              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      183              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      184              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      185              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      186              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      187              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      188              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      189              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      190              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      191              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      192              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      193              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      194              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      195              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      196              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      197              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      198              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      199              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      200              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      201              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      202              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      203              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      204              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      205              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      206              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      207              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      208              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      209              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      210              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      211              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      212              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      213              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      214              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      215              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      216              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      217              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      218              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      219              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      220              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      221              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      222              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      223              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      224              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      225              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      226              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      227              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      228              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      229              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      230              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      231              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      232              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      233              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      234              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      235              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      236              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      237              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      238              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      239              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      240              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      241              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      242              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      243              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      244              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      245              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      246              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      247              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      248              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      249              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      250              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      251              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      252              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      253              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      254              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      255              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      256              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      257              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      258              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      259              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      260              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      261              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      262              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      263              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      264              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      265              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      266              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      267              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      268              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      269              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      270              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      271              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      272              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      273              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      274              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      275              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      276              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      277              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      278              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      279              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      280              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      281              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      282              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      283              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      284              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      285              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      286              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      287              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      288              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      289              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      290              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      291              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      292              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      293              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      294              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      295              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      296              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      297              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      298              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      299              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      300              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      301              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      302              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      303              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      304              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      305              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      306              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      307              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      308              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      309              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      310              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      311              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      312              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      313              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      314              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      315              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      316              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      317              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      318              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      319              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      320              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      321              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      322              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      323              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      324              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      325              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      326              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      327              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      328              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      329              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      330              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      331              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      332              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      333              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      334              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      335              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      336              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      337              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      338              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      339              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      340              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      341              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      342              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      343              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      344              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      345              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      346              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      347              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      348              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      349              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      350              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      351              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      352              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      353              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      354              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      355              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      356              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      357              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      358              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      359              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      360              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      361              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      362              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      363              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      364              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      365              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      366              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      367              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      368              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      369              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      370              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      371              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      372              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      373              $854                  NAP              $53,554              $53,554   2.61      2.61              42.6%
      374          $137,728             $111,988           $2,115,509           $2,016,852   1.57      1.50              73.6%
      375          $109,822                  NAP           $2,021,667           $1,827,044   1.53      1.39              66.8%
      376          $111,932                  NAP           $2,076,678           $1,903,744   1.55      1.42              73.9%
      377          $101,300                  NAP           $1,683,159           $1,599,148   1.38      1.32              79.5%
      378          $100,041              $81,936           $1,517,485           $1,457,485   1.54      1.48              79.8%
      379          $101,075              $80,123           $1,502,339           $1,444,982   1.56      1.50              79.1%
      380          $114,673                  NAP           $3,260,019           $2,993,755   2.37      2.18              50.6%
      381           $93,765              $74,476           $1,411,619           $1,358,619   1.58      1.52              79.9%
      382          $103,483                  NAP           $1,737,796           $1,582,202   1.40      1.27              68.8%
      383           $93,709              $75,798           $1,419,941           $1,371,261   1.56      1.51              79.2%
      384           $90,338              $72,131           $1,821,000           $1,549,654   2.10      1.79              77.5%
      385           $90,156              $72,192           $1,364,713           $1,301,546   1.58      1.50              80.0%
      386               NAP              $67,052           $1,453,049           $1,329,846   1.81      1.65              74.4%

      387           $45,569              $33,006             $777,086             $698,836   2.09      1.85              70.7%
      388           $29,740              $21,541             $548,574             $485,496   2.09      1.85              70.7%
      389           $19,667              $14,245             $385,807             $335,746   2.09      1.85              70.7%
      390           $13,431               $9,728             $259,921             $221,061   2.09      1.85              70.7%
      391           $90,318              $74,388           $1,379,689           $1,304,832   1.55      1.46              79.9%
      392           $87,183                  NAP           $1,473,582           $1,406,582   1.41      1.34              68.3%
      393               NAP              $64,171           $1,492,555           $1,268,015   1.94      1.65              79.5%

      394           $57,162              $41,403             $939,933             $817,017   2.21      1.93              68.5%
      395           $31,602              $22,889             $734,714             $652,596   2.21      1.93              68.5%
      396           $15,336              $11,108             $320,789             $277,637   2.21      1.93              68.5%
      397           $86,870              $71,986           $1,372,795           $1,282,795   1.59      1.49              75.0%
      398           $86,491              $71,479           $1,370,547           $1,280,265   1.60      1.49              75.0%

      399           $34,125              $24,717             $652,172             $575,214   2.31      2.06              76.2%
      400           $33,091              $23,968             $614,008             $547,174   2.31      2.06              76.2%
      401           $32,574              $23,594             $737,879             $666,325   2.31      2.06              76.2%
      402           $80,970                  NAP           $1,485,766           $1,374,266   1.53      1.41              78.7%
      403           $82,903              $68,699           $1,269,574           $1,193,574   1.54      1.45              74.4%

      404           $30,569                  NAP             $464,000             $462,697   1.27      1.27              79.6%
      405           $29,135                  NAP             $440,800             $439,344   1.27      1.27              79.6%
      406           $19,803                  NAP             $310,832             $309,558   1.27      1.27              79.6%
      407           $74,740              $59,990           $1,243,989           $1,179,235   1.73      1.64              75.1%
      408           $73,714                  NAP           $1,405,376           $1,162,238   1.59      1.31              74.9%
      409           $82,902                  NAP           $1,760,556           $1,595,802   1.77      1.60              67.4%

      410           $28,939                  NAP             $527,956             $450,953   1.52      1.30              67.2%
      411           $24,632                  NAP             $449,391             $383,847   1.52      1.30              67.2%
      412           $24,460                  NAP             $446,249             $381,162   1.52      1.30              67.2%
      413           $14,986                  NAP             $273,406             $233,529   1.52      1.30              67.2%
      414           $83,597                  NAP           $1,526,999           $1,409,099   1.52      1.40              58.4%
      415           $73,243                  NAP           $1,445,924           $1,372,718   1.65      1.56              68.1%
      416           $69,413                  NAP           $1,031,452             $992,452   1.24      1.19              73.0%
      417           $63,580                  NAP           $1,036,340             $982,417   1.36      1.29              66.9%
      418           $65,359              $53,793           $1,307,865           $1,161,532   2.03      1.80              70.0%
      419           $61,152                  NAP           $1,226,997             $987,685   1.67      1.35              78.4%
      420           $63,774                  NAP           $1,048,386             $978,386   1.37      1.28              78.8%
      421           $64,289              $50,328           $1,065,651           $1,001,151   1.76      1.66              70.9%
      422           $57,657                  NAP           $1,026,753             $900,130   1.48      1.30              76.3%
      423           $58,289              $47,603             $916,987             $872,129   1.61      1.53              71.0%
      424           $61,811                  NAP             $970,359             $915,700   1.31      1.23              74.4%
      425           $64,826                  NAP           $1,508,318           $1,368,399   1.94      1.76              52.8%
      426           $54,082                  NAP             $862,091             $837,460   1.33      1.29              76.5%
      427           $52,620                  NAP             $858,103             $813,785   1.36      1.29              74.8%
      428           $52,419                  NAP           $1,016,574             $907,823   1.62      1.44              61.4%
      429           $57,414                  NAP           $1,299,810           $1,162,410   1.89      1.69              68.2%
      430           $50,593              $40,985             $788,540             $756,269   1.60      1.54              80.1%
      431           $49,974                  NAP             $907,482             $830,283   1.51      1.38              66.2%
      432           $48,976              $39,555             $810,524             $773,308   1.71      1.63              68.2%
      433           $48,963                  NAP           $1,262,737           $1,101,243   2.15      1.87              52.5%
      434           $49,075              $37,268             $779,978             $725,978   1.74      1.62              76.8%
      435           $49,838                  NAP             $856,717             $809,830   1.43      1.35              74.5%
      436           $45,910                  NAP           $1,055,034             $973,037   1.92      1.77              58.8%
      437           $43,142              $35,001             $623,000             $621,000   1.48      1.48              79.0%

      438           $26,309                  NAP             $512,473             $457,793   1.63      1.45              67.9%
      439           $24,285                  NAP             $474,845             $420,293   1.63      1.45              67.9%
      440           $36,470              $27,897             $600,862             $577,682   1.79      1.73              74.1%
      441           $39,002                  NAP             $666,965             $626,284   1.43      1.34              73.9%
      442           $38,222                  NAP             $755,884             $688,633   1.65      1.50              69.8%
      443           $39,921                  NAP             $699,902             $609,590   1.46      1.27              77.5%
      444           $39,482                  NAP             $682,222             $651,518   1.44      1.38              77.2%
      445           $44,157                  NAP           $1,095,722             $978,980   2.07      1.85              67.1%
      446           $36,814                  NAP             $575,938             $541,309   1.30      1.23              78.2%
      447           $38,506              $32,282             $608,384             $569,292   1.57      1.47              80.0%
      448           $35,572                  NAP             $640,431             $594,536   1.50      1.39              68.9%
      449           $36,058                  NAP             $649,510             $592,881   1.50      1.37              79.4%

      450           $20,678                  NAP             $344,985             $329,242   1.42      1.37              75.0%
      451           $18,692                  NAP             $327,661             $318,731   1.42      1.37              75.0%
      452           $35,354              $28,789             $611,568             $563,493   1.77      1.63              78.6%
      453           $35,114                  NAP             $581,207             $512,074   1.38      1.22              74.5%
      454           $32,771              $26,406             $589,356             $525,652   1.86      1.66              76.7%
      455           $39,171                  NAP             $805,886             $722,045   1.71      1.54              68.6%
      456           $32,114              $26,151             $598,677             $518,446   1.91      1.65              70.8%
      457           $32,223                  NAP             $605,649             $534,881   1.57      1.38              72.1%
      458           $33,191                  NAP             $592,193             $563,806   1.49      1.42              77.1%
      459           $32,902                  NAP             $543,219             $498,477   1.38      1.26              78.8%
      460           $30,647                  NAP             $529,333             $494,445   1.44      1.34              74.7%
      461           $30,864              $25,368             $578,916             $536,595   1.90      1.76              67.5%
      462           $29,015                  NAP             $437,715             $419,239   1.26      1.20              76.3%
      463           $29,376                  NAP             $473,075             $420,907   1.34      1.19              73.2%

      464           $15,606              $12,826             $252,796             $239,575   1.70      1.59              66.9%
      465           $14,401              $11,837             $249,223             $230,180   1.70      1.59              66.9%
      466           $28,925              $23,657             $471,642             $446,853   1.66      1.57              80.0%
      467           $28,301              $22,995             $464,332             $436,827   1.68      1.58              77.7%
      468           $29,881                  NAP             $737,045             $632,922   2.06      1.77              59.0%
      469           $28,484                  NAP             $654,122             $567,789   1.91      1.66              68.7%
      470           $30,531                  NAP             $547,380             $525,523   1.49      1.43              70.0%
      471           $26,684                  NAP             $389,802             $375,602   1.22      1.17              64.2%
      472           $26,417                  NAP             $439,435             $416,160   1.39      1.31              73.3%
      473           $25,824              $20,856             $436,539             $404,995   1.74      1.62              78.1%
      474           $26,055                  NAP             $429,085             $390,907   1.37      1.25              79.7%

      475            $7,114                  NAP             $107,243             $104,243   1.28      1.24              73.9%
      476            $4,891                  NAP              $66,022              $64,022   1.28      1.24              73.9%
      477            $4,446                  NAP              $69,642              $67,642   1.28      1.24              73.9%
      478            $4,224                  NAP              $66,652              $64,652   1.28      1.24              73.9%
      479            $4,224                  NAP              $66,652              $64,652   1.28      1.24              73.9%
      480            $2,668                  NAP              $48,529              $46,529   1.28      1.24              73.9%
      481           $25,464              $20,612             $553,943             $435,725   2.24      1.76              67.1%
      482           $24,877              $19,999             $393,268             $373,018   1.64      1.55              80.2%
      483           $25,353                  NAP             $440,416             $412,016   1.45      1.35              75.1%
      484           $25,089              $20,385             $450,516             $398,282   1.84      1.63              78.7%
      485           $24,983              $20,447             $406,235             $381,283   1.66      1.55              78.6%
      486           $25,093                  NAP             $389,014             $372,054   1.29      1.24              74.4%
      487           $24,690              $20,527             $416,076             $365,703   1.69      1.48              80.0%
      488           $23,679                  NAP             $489,718             $454,718   1.72      1.60              69.4%
      489           $23,929              $19,776             $396,247             $368,487   1.67      1.55              75.5%
      490           $22,436              $18,216             $369,171             $335,109   1.69      1.53              78.4%
      491           $22,983                  NAP             $346,719             $329,719   1.26      1.20              77.8%
      492           $20,856                  NAP             $367,015             $359,978   1.47      1.44              61.9%
      493           $21,671                  NAP             $363,994             $335,352   1.40      1.29              78.8%
      494           $23,482                  NAP             $396,262             $386,266   1.41      1.37              75.0%
      495           $21,575                  NAP             $383,724             $352,569   1.48      1.36              80.5%
      496           $20,915                  NAP             $363,613             $339,870   1.45      1.35              67.8%

      497           $11,816                  NAP             $201,249             $194,029   1.46      1.40              67.4%
      498           $10,883                  NAP             $195,240             $188,485   1.46      1.40              67.4%
      499           $20,765              $17,090             $327,443             $310,788   1.60      1.52              75.5%
      500           $20,594                  NAP             $361,347             $332,982   1.46      1.35              72.1%
      501           $21,468                  NAP             $373,700             $334,459   1.45      1.30              74.8%
      502           $20,270                  NAP             $349,054             $310,471   1.44      1.28              79.2%
      503           $19,042              $15,260             $342,013             $305,431   1.87      1.67              79.5%
      504           $19,158                  NAP             $317,467             $297,135   1.38      1.29              67.6%
      505           $19,019                  NAP             $310,653             $291,116   1.36      1.28              71.3%
      506           $18,696                  NAP             $328,118             $292,230   1.46      1.30              73.0%
      507           $18,926              $15,683             $318,020             $286,389   1.69      1.52              79.7%

      508            $3,243                  NAP              $56,423              $51,146   1.44      1.30              67.8%
      509            $3,087                  NAP              $53,018              $48,193   1.44      1.30              67.8%
      510            $3,087                  NAP              $52,946              $48,120   1.44      1.30              67.8%
      511            $2,744                  NAP              $47,383              $42,300   1.44      1.30              67.8%
      512            $2,744                  NAP              $47,860              $42,777   1.44      1.30              67.8%
      513            $2,744                  NAP              $47,386              $42,303   1.44      1.30              67.8%
      514            $2,713                  NAP              $47,894              $42,812   1.44      1.30              67.8%
      515           $17,953                  NAP             $329,682             $309,819   1.53      1.44              74.6%
      516           $17,796                  NAP             $296,973             $279,103   1.39      1.31              75.9%
      517           $18,650                  NAP             $305,881             $304,499   1.37      1.36              66.1%
      518           $18,483                  NAP             $380,247             $321,725   1.71      1.45              74.1%
      519           $16,659                  NAP             $273,094             $255,669   1.37      1.28              71.4%
      520           $17,737                  NAP             $286,351             $270,491   1.35      1.27              74.7%
      521           $16,902                  NAP             $294,271             $264,016   1.45      1.30              78.5%
      522           $17,260                  NAP             $340,434             $315,639   1.64      1.52              61.4%
      523           $20,492                  NAP             $539,505             $462,977   2.19      1.88              45.9%
      524           $17,253                  NAP             $256,347             $246,347   1.24      1.19              73.5%
      525           $17,913                  NAP             $307,132             $289,333   1.43      1.35              59.0%
      526           $16,796                  NAP             $274,465             $245,773   1.36      1.22              74.7%
      527           $16,216                  NAP             $275,310             $262,060   1.41      1.35              69.2%
      528           $14,438                  NAP             $232,461             $221,250   1.34      1.28              72.2%
      529           $16,044                  NAP             $271,092             $259,214   1.41      1.35              71.5%
      530           $15,611                  NAP             $255,853             $254,472   1.37      1.36              65.3%
      531           $13,921                  NAP             $252,485             $229,295   1.51      1.37              76.5%
      532           $14,253                  NAP             $254,884             $241,739   1.49      1.41              75.0%
      533           $12,959                  NAP             $232,562             $204,212   1.50      1.31              65.9%
      534           $13,231                  NAP             $223,361             $210,343   1.41      1.32              69.1%
      535           $13,002                  NAP             $240,116             $227,166   1.54      1.46              71.3%
      536           $12,468                  NAP             $207,481             $194,037   1.39      1.30              78.3%
      537           $11,481                  NAP             $182,648             $170,783   1.33      1.24              79.5%
      538           $13,018                  NAP             $452,896             $393,706   2.90      2.52              37.9%
      539           $11,185                  NAP             $213,914             $191,254   1.59      1.42              71.2%
      540           $11,148                  NAP             $180,991             $168,031   1.35      1.26              75.3%
      541           $10,852                  NAP             $199,642             $180,102   1.53      1.38              72.2%
      542           $11,449                  NAP             $198,811             $191,153   1.45      1.39              75.0%
      543           $10,130                  NAP             $315,556             $300,482   2.60      2.47              34.0%
      544           $10,858                  NAP             $201,108             $192,108   1.54      1.47              71.5%
      545           $11,346                  NAP             $188,187             $171,085   1.38      1.26              78.1%
      546           $10,820                  NAP             $248,331             $197,525   1.91      1.52              52.4%
      547            $9,848                  NAP             $210,331             $200,119   1.78      1.69              65.4%
      548            $9,956                  NAP             $151,181             $138,825   1.27      1.16              73.8%
      549            $7,175                  NAP             $120,920             $112,590   1.40      1.31              79.4%

                                                                                             1.55      1.46              71.5%




------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE    BALLOON           BALLOON       APPRAISED       VALUATION
LOAN NO.        LTV           BALANCE           VALUE        DATE(12)        LARGEST TENANT(13)
------------------------------------------------------------------------------------------------------------------------------------

    1         73.9%      $340,000,000    $460,000,000  3/21/2005, 4/14/2005  Reebok Sports Club
    2         75.3%      $287,000,000    $381,000,000       03/08/2005       Times Square Studios

    3         56.6%        $7,141,108     $15,900,000       05/01/2005       NAP
    4         56.6%        $2,326,343      $5,340,000       05/01/2005       NAP
    5         56.6%        $2,251,095      $5,000,000       05/03/2005       NAP
    6         56.6%        $1,378,139      $2,850,000       04/19/2005       NAP
    7         56.6%        $1,197,247      $3,000,000       04/28/2005       NAP
    8         56.6%        $1,165,011      $2,275,000       05/03/2005       NAP
    9         56.6%        $1,119,066      $2,410,000       05/05/2005       NAP
   10         56.6%        $1,117,031      $2,400,000       05/01/2005       NAP
   11         56.6%        $1,089,359      $2,160,000       05/01/2005       NAP
   12         56.6%          $975,908      $1,970,000       05/01/2005       NAP
   13         56.6%          $896,926      $1,860,000       05/01/2005       NAP
   14         56.6%          $806,798      $1,730,000       04/27/2005       NAP
   15         56.6%          $804,315      $1,740,000       05/01/2005       NAP
   16         56.6%          $802,778      $1,900,000       05/01/2005       NAP
   17         56.6%          $737,753      $1,470,000       05/01/2005       NAP
   18         56.6%          $544,908      $1,270,000       05/01/2005       NAP
   19         56.6%          $538,895      $1,175,000       04/15/2005       NAP
   20         56.6%          $510,538      $1,050,000       04/26/2005       NAP
   21         56.6%          $508,372      $1,140,000       05/01/2005       NAP
   22         56.6%          $487,290      $1,040,000       05/01/2005       NAP
   23         56.6%          $478,178      $1,050,000       05/01/2005       NAP
   24         56.6%          $422,076      $1,100,000       04/27/2005       NAP
   25         56.6%          $418,456        $980,000       05/01/2005       NAP
   26         56.6%          $414,683        $800,000       04/29/2005       NAP
   27         56.6%          $380,037        $780,000       05/01/2005       NAP
   28         56.6%          $367,712        $970,000       05/01/2005       NAP
   29         56.6%          $367,239        $860,000       05/01/2005       NAP
   30         56.6%        $3,556,722      $7,525,000       05/01/2005       NAP
   31         56.6%        $2,950,961      $6,610,000       05/01/2005       NAP
   32         56.6%        $2,068,644      $4,275,000       05/01/2005       NAP
   33         56.6%        $1,407,777      $2,975,000       05/01/2005       NAP
   34         56.6%        $1,180,174      $2,370,000       05/05/2005       NAP
   35         56.6%          $998,322      $2,225,000       05/01/2005       NAP
   36         56.6%          $985,457      $2,000,000       05/01/2005       NAP
   37         56.6%          $904,685      $2,000,000       04/21/2005       NAP
   38         56.6%          $810,707      $2,000,000       05/01/2005       NAP
   39         56.6%          $792,254      $1,100,000       04/23/2005       NAP
   40         56.6%          $775,128      $1,525,000       04/28/2005       NAP
   41         56.6%          $765,450      $2,100,000       05/01/2005       NAP
   42         56.6%          $749,883        $860,000       04/20/2005       NAP
   43         56.6%          $703,843      $1,500,000       05/01/2005       NAP
   44         56.6%          $682,238      $1,350,000       05/01/2005       NAP
   45         56.6%          $659,515      $1,290,000       05/01/2005       NAP
   46         56.6%          $655,043      $1,580,000       05/01/2005       NAP
   47         56.6%          $553,482      $1,200,000       05/01/2005       NAP
   48         56.6%          $547,590      $1,130,000       05/01/2005       NAP
   49         56.6%          $532,826      $1,140,000       05/03/2005       NAP
   50         56.6%          $525,909      $1,140,000       04/28/2005       NAP
   51         56.6%          $516,968      $1,100,000       05/01/2005       NAP
   52         56.6%          $504,756      $1,100,000       05/08/2005       NAP
   53         56.6%          $424,263      $1,200,000       05/01/2005       NAP
   54         56.6%          $416,060      $1,550,000       05/03/2005       NAP
   55         56.6%          $384,318        $830,000       04/30/2005       NAP
   56         56.6%          $155,321        $475,000       04/15/2005       NAP
   57         56.6%        $2,967,105      $5,925,000       05/01/2005       NAP
   58         56.6%        $2,607,413      $5,700,000       05/01/2005       NAP
   59         56.6%        $2,174,277      $3,500,000       05/01/2005       NAP
   60         56.6%        $1,951,664      $4,200,000       05/01/2005       NAP
   61         56.6%        $1,418,288      $3,650,000       04/27/2005       NAP
   62         56.6%        $1,331,345      $2,800,000       04/22/2005       NAP
   63         56.6%          $996,722      $1,420,000       05/01/2005       NAP
   64         56.6%          $856,347      $1,775,000       05/01/2005       NAP
   65         56.6%          $834,608      $1,800,000       04/29/2005       NAP
   66         56.6%          $823,051      $1,800,000       04/29/2005       NAP
   67         56.6%          $815,960      $1,600,000       04/18/2005       NAP
   68         56.6%          $801,766      $1,500,000       05/01/2005       NAP
   69         56.6%          $769,909      $2,000,000       05/01/2005       NAP
   70         56.6%          $757,951      $1,450,000       05/03/2005       NAP
   71         56.6%          $627,534      $1,420,000       04/20/2005       NAP
   72         56.6%          $599,832      $1,260,000       04/16/2005       NAP
   73         56.6%          $584,365      $1,240,000       05/01/2005       NAP
   74         56.6%          $563,312      $1,370,000       04/26/2005       NAP
   75         56.6%          $536,149      $1,100,000       05/01/2005       NAP
   76         56.6%          $486,849      $1,330,000       05/01/2005       NAP
   77         56.6%          $480,484      $1,160,000       04/27/2005       NAP
   78         56.6%          $429,409        $794,000       05/01/2005       NAP
   79         56.6%          $404,086      $1,225,000       04/28/2005       NAP
   80         56.6%          $366,955        $750,000       05/01/2005       NAP
   81         56.6%          $285,498        $770,000       05/01/2005       NAP
   82         56.6%          $282,851        $620,000       05/01/2005       NAP
   83         56.6%          $187,053        $450,000       04/25/2005       NAP
   84         56.6%        $2,763,059      $5,570,000       05/01/2005       NAP
   85         56.6%        $2,285,754      $4,430,000       05/01/2005       NAP
   86         56.6%        $1,927,330      $3,900,000       04/22/2005       NAP
   87         56.6%        $1,307,859      $2,600,000       05/01/2005       NAP
   88         56.6%        $1,289,655      $2,725,000       04/18/2005       NAP
   89         56.6%        $1,066,089      $2,030,000       05/01/2005       NAP
   90         56.6%        $1,063,753      $2,290,000       05/01/2005       NAP
   91         56.6%          $996,379      $1,580,000       04/29/2005       NAP
   92         56.6%          $947,001      $3,960,000       05/01/2005       NAP
   93         56.6%          $908,681      $1,900,000       04/28/2005       NAP
   94         56.6%          $813,103      $1,470,000       04/28/2005       NAP
   95         56.6%          $786,181      $1,640,000       04/27/2005       NAP
   96         56.6%          $785,954      $1,650,000       05/01/2005       NAP
   97         56.6%          $769,331      $1,620,000       05/01/2005       NAP
   98         56.6%          $699,236      $1,600,000       04/18/2005       NAP
   99         56.6%          $695,451        $990,000       05/01/2005       NAP
   100        56.6%          $680,003      $2,375,000       04/16/2005       NAP
   101        56.6%          $676,984      $1,840,000       05/01/2005       NAP
   102        56.6%          $595,723      $1,450,000       05/01/2005       NAP
   103        56.6%          $535,493      $1,200,000       04/28/2005       NAP
   104        56.6%          $522,562        $900,000       04/19/2005       NAP
   105        56.6%          $421,038      $1,100,000       05/01/2005       NAP
   106        56.6%          $388,593        $770,000       05/01/2005       NAP
   107        56.6%          $324,710        $700,000       05/01/2005       NAP
   108        56.6%          $282,369        $550,000       05/01/2005       NAP
   109        56.6%          $256,698        $450,000       05/01/2005       NAP
   110        56.6%           $86,519        $650,000       04/28/2005       NAP
   111        56.6%        $1,927,613      $4,280,000       05/01/2005       NAP
   112        56.6%        $1,898,357      $4,510,000       05/01/2005       NAP
   113        56.6%        $1,797,000      $3,825,000       04/15/2005       NAP
   114        56.6%        $1,591,231      $3,000,000       05/01/2005       NAP
   115        56.6%        $1,386,776      $2,775,000       05/01/2005       NAP
   116        56.6%        $1,269,477      $2,420,000       05/01/2005       NAP
   117        56.6%        $1,238,075      $2,370,000       04/26/2005       NAP
   118        56.6%        $1,213,014      $2,425,000       05/01/2005       NAP
   119        56.6%        $1,170,010      $2,400,000       05/01/2005       NAP
   120        56.6%        $1,072,263      $2,130,000       05/01/2005       NAP
   121        56.6%        $1,036,631      $1,990,000       04/28/2005       NAP
   122        56.6%          $959,853      $2,550,000       05/01/2005       NAP
   123        56.6%          $817,077      $3,480,000       05/01/2005       NAP
   124        56.6%          $815,995      $1,780,000       04/29/2005       NAP
   125        56.6%          $788,867      $1,630,000       05/01/2005       NAP
   126        56.6%          $644,553      $1,330,000       05/05/2005       NAP
   127        56.6%          $597,890      $1,225,000       05/01/2005       NAP
   128        56.6%          $513,438      $1,050,000       05/01/2005       NAP
   129        56.6%          $510,288      $1,020,000       05/01/2005       NAP
   130        56.6%          $497,425      $1,280,000       05/01/2005       NAP
   131        56.6%          $480,389      $1,020,000       04/14/2005       NAP
   132        56.6%          $398,442      $1,000,000       04/27/2005       NAP
   133        56.6%          $328,356        $875,000       05/01/2005       NAP
   134        56.6%          $280,294        $950,000       04/19/2005       NAP
   135        56.6%          $263,801        $550,000       05/01/2005       NAP
   136        56.6%          $244,642        $670,000       05/08/2005       NAP
   137        56.6%        $2,802,995      $6,200,000       05/01/2005       NAP
   138        56.6%        $1,700,873      $3,630,000       05/06/2005       NAP
   139        56.6%        $1,460,604      $3,000,000       05/01/2005       NAP
   140        56.6%        $1,345,481      $2,850,000       04/22/2005       NAP
   141        56.6%        $1,198,299      $2,520,000       04/27/2005       NAP
   142        56.6%        $1,150,125      $2,425,000       05/01/2005       NAP
   143        56.6%          $968,246      $2,000,000       05/01/2005       NAP
   144        56.6%          $959,828      $2,000,000       04/27/2005       NAP
   145        56.6%          $880,327      $1,800,000       05/01/2005       NAP
   146        56.6%          $874,854      $2,100,000       04/25/2005       NAP
   147        56.6%          $822,383      $1,700,000       04/27/2005       NAP
   148        56.6%          $786,287      $1,560,000       05/01/2005       NAP
   149        56.6%          $771,406      $1,520,000       04/18/2005       NAP
   150        56.6%          $748,380      $1,825,000       04/28/2005       NAP
   151        56.6%          $652,694      $1,390,000       05/01/2005       NAP
   152        56.6%          $645,635      $1,560,000       04/29/2005       NAP
   153        56.6%          $633,414      $1,500,000       05/01/2005       NAP
   154        56.6%          $541,782      $1,100,000       05/01/2005       NAP
   155        56.6%          $533,810      $1,300,000       05/08/2005       NAP
   156        56.6%          $473,417      $1,090,000       05/01/2005       NAP
   157        56.6%          $427,924        $960,000       05/01/2005       NAP
   158        56.6%          $394,859        $920,000       04/26/2005       NAP
   159        56.6%          $302,690      $1,150,000       05/03/2005       NAP
   160        56.6%          $269,110        $550,000       04/26/2005       NAP
   161        56.6%          $251,414        $525,000       04/18/2005       NAP
   162        56.6%          $232,602        $750,000       05/01/2005       NAP
   163        56.6%          $211,699        $550,000       05/01/2005       NAP
   164        70.0%      $133,000,000    $190,000,000       05/03/2005       Del Monte
   165        46.2%      $120,207,194    $260,000,000       05/01/2005       Mervyn's

   166        66.1%       $29,105,000     $44,000,000       04/14/2005       NAP
   167        66.1%       $21,829,000     $33,000,000       04/11/2005       NAP
   168        66.1%       $17,661,000     $26,700,000       04/09/2005       NAP
   169        66.1%       $14,155,000     $21,400,000       04/11/2005       NAP
   170        74.8%       $58,000,000     $77,500,000       05/12/2005       Haggan's
   171        53.1%       $48,904,944     $92,100,000       04/07/2005       Regal Cinemas
   172        68.5%       $49,000,000     $71,520,000       07/25/2005       Champps Entertainment of Texas, Inc.
   173        78.0%       $47,580,000     $61,000,000       05/17/2005       Circuit City
   174        63.4%       $36,751,282     $58,000,000       01/19/2005       Burlington Coat Factory
   175        71.7%       $37,762,627     $52,700,000       05/18/2005       Ross Dress for Less
   176        75.4%       $36,100,000     $47,900,000       05/12/2005       Byerly's
   177        79.1%       $36,000,000     $45,500,000       02/01/2005       NAP
   178        76.4%       $29,400,000     $38,470,000       05/13/2005       Kohl's
   179        64.7%       $25,881,767     $40,000,000       02/20/2005       King Kullen Grocery Co.
   180        56.8%       $22,159,943     $39,000,000       04/05/2005       Shippers Warehouse, Inc.
   181        58.7%       $22,009,305     $37,500,000       05/01/2006       ABB Inc.

   182        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   183        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   184        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   185        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   186        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   187        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   188        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   189        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   190        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   191        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   192        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   193        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   194        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   195        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   196        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   197        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   198        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   199        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   200        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   201        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   202        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   203        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   204        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   205        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   206        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   207        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   208        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   209        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   210        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   211        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   212        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   213        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   214        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   215        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   216        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   217        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   218        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   219        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   220        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   221        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   222        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   223        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   224        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   225        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   226        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   227        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   228        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   229        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   230        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   231        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   232        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   233        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   234        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   235        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   236        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   237        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   238        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   239        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   240        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   241        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   242        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   243        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   244        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   245        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   246        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   247        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   248        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   249        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   250        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   251        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   252        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   253        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   254        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   255        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   256        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   257        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   258        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   259        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   260        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   261        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   262        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   263        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   264        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   265        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   266        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   267        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   268        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   269        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   270        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   271        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   272        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   273        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   274        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   275        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   276        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   277        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   278        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   279        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   280        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   281        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   282        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   283        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   284        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   285        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   286        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   287        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   288        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   289        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   290        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   291        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   292        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   293        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   294        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   295        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   296        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   297        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   298        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   299        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   300        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   301        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   302        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   303        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   304        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   305        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   306        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   307        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   308        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   309        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   310        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   311        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   312        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   313        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   314        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   315        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   316        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   317        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   318        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   319        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   320        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   321        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   322        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   323        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   324        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   325        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   326        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   327        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   328        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   329        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   330        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   331        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   332        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   333        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   334        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   335        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   336        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   337        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   338        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   339        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   340        33.4%          $101,813        $609,375       05/29/2005       Cajun Operating Company
   341        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   342        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   343        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   344        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   345        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   346        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   347        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   348        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   349        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   350        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   351        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   352        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   353        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   354        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   355        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   356        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   357        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   358        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   359        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   360        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   361        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   362        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   363        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   364        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   365        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   366        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   367        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   368        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   369        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   370        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   371        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   372        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   373        33.4%          $101,812        $609,375       05/29/2005       Cajun Operating Company
   374        64.4%       $21,451,793     $33,300,000       11/23/2004       Albertson's Shaw's
   375        55.5%       $16,588,043     $29,900,000       05/11/2005       24 Hr. Fitness Centers of Salinas
   376        61.8%       $16,673,337     $27,000,000       03/10/2005       Shop Rite
   377        66.5%       $15,029,310     $22,600,000       04/25/2005       CASEY FOODS
   378        74.3%       $16,378,860     $22,050,000       02/03/2005       NAP
   379        67.8%       $14,919,374     $22,000,000       03/14/2005       Edmonds Ambulatory Surgery Center
   380        39.4%       $13,474,323     $34,200,000       06/22/2005       NAP
   381        72.4%       $15,628,494     $21,600,000       12/14/2004       NAP
   382        52.6%       $12,945,094     $24,600,000       02/18/2005       Farmer Jack
   383        73.6%       $15,594,188     $21,200,000       03/25/2005       Kroger
   384        68.2%       $14,533,089     $21,300,000       11/08/2004       Ciuni & Panichi, Inc.
   385        71.3%       $14,606,942     $20,500,000       02/14/2005       Best Buy
   386        74.4%       $16,000,000     $21,500,000       05/20/2005       Applied Biotech (subleased from Flanders Corportation,
                                                                                Inc.)

   387        52.1%        $4,952,465      $9,500,000       04/12/2005       NAP
   388        52.1%        $3,232,135      $6,200,000       04/14/2005       NAP
   389        52.1%        $2,137,380      $4,100,000       04/18/2005       NAP
   390        52.1%        $1,459,674      $2,800,000       04/13/2005       NAP
   391        73.1%       $14,391,517     $19,700,000       03/18/2005       Bed Bath & Beyond Inc.
   392        57.3%       $13,057,619     $22,800,000       11/22/2004       NAP
   393        79.5%       $15,500,000     $19,500,000       05/03/2005       Sprint Florida, Inc.

   394        50.5%        $6,212,422     $12,300,000       04/12/2005       NAP
   395        50.5%        $3,434,510      $6,800,000       04/13/2005       NAP
   396        50.5%        $1,666,747      $3,300,000       04/12/2005       NAP
   397        61.5%       $12,304,152     $20,000,000       04/04/2005       NAP
   398        65.9%       $13,184,934     $20,000,000       04/04/2005       Ameripath

   399        56.2%        $3,708,768      $6,600,000       04/14/2005       NAP
   400        56.2%        $3,596,380      $6,400,000       04/13/2005       NAP
   401        56.2%        $3,540,186      $6,300,000       04/18/2005       NAP
   402        66.0%       $12,077,333     $18,300,000       11/10/2004       NAP
   403        61.0%       $11,742,263     $19,250,000       04/04/2005       NAP

   404        67.0%        $4,499,345      $6,725,000       02/03/2005       Walgreen Eastern Co., Inc.
   405        67.0%        $4,288,281      $6,400,000       02/04/2005       Walgreen Eastern Co., Inc.
   406        67.0%        $2,914,691      $4,350,000       02/17/2005       Eckerd Corporation
   407        65.5%       $11,818,073     $18,050,000       04/01/2005       Coronado Managers Corp
   408        62.1%       $11,179,137     $18,000,000       05/03/2005       State of Utah
   409        60.7%       $12,138,244     $20,000,000       04/25/2005       NAP

   410        43.0%        $2,680,693      $6,000,000       04/19/2005       Internal Revenue Service
   411        43.0%        $2,281,780      $5,500,000       04/19/2005       Criticare Systems, Inc.
   412        43.0%        $2,265,823      $5,200,000       04/19/2005       Park Bank
   413        43.0%        $1,388,215      $3,350,000       04/19/2005       TN & Associates
   414        45.1%       $10,218,976     $22,650,000       05/12/2005       NAP
   415        57.1%       $10,858,084     $19,000,000       02/01/2005       La Fiesta Mall
   416        61.2%       $10,396,194     $17,000,000       11/22/2004       NAP
   417        55.5%        $9,705,275     $17,500,000       03/07/2005       NAP
   418        61.5%       $10,032,107     $16,300,000       02/22/2005       MagnaCare
   419        65.4%        $9,153,174     $14,000,000       03/08/2005       Parker Hannifin
   420        66.6%        $9,260,801     $13,900,000       01/25/2005       Consultants In Pain Medicine
   421        60.1%        $9,192,044     $15,300,000       01/22/2005       NAP
   422        63.3%        $8,708,724     $13,750,000       03/28/2005       THE ARTHRITIS FOUNDATION OF SO. CAL.
   423        60.9%        $8,830,701     $14,500,000       04/01/2005       Office Depot
   424        64.1%        $8,690,888     $13,560,000       06/18/2004       Petco
   425        37.9%        $7,090,889     $18,700,000       05/31/2005       Innovative Micro Tech
   426        63.7%        $8,109,687     $12,740,000       04/04/2005       Petaluma Cinemas, LLC
   427        62.9%        $7,805,423     $12,400,000       11/12/2004       Casual Group Int'l, LLC
   428        51.1%        $7,556,561     $14,800,000       04/20/2005       Florida Urological
   429        52.8%        $7,016,545     $13,300,000       04/11/2005       NAP
   430        71.6%        $8,085,733     $11,300,000       01/12/2005       Smith's
   431        55.2%        $7,522,463     $13,630,000       01/05/2005       Pak N Save (Safeway Inc.)
   432        58.9%        $7,600,593     $12,900,000       02/28/2005       Super Savers
   433        43.6%        $7,056,564     $16,200,000       04/20/2005       Protocol Services, Inc.
   434        62.2%        $6,844,128     $11,000,000       04/26/2005       NAP
   435        57.1%        $6,190,030     $10,840,000       03/15/2005       Bike Rack
   436        49.9%        $6,622,495     $13,270,000       01/07/2005       Pyramid Breweries, Inc.
   437        70.6%        $6,882,864      $9,750,000       11/16/2004       Walgreen Co.

   438        53.8%        $3,079,442      $5,400,000       02/02/2005       NAP
   439        53.8%        $2,842,561      $5,600,000       02/14/2005       NAP
   440        69.5%        $6,598,627      $9,500,000       02/07/2005       NAP
   441        61.6%        $5,829,648      $9,460,000       04/01/2005       Snow Creek Medical
   442        58.0%        $5,795,391     $10,000,000       02/25/2005       Sleepy Hollow Pediatrics
   443        72.4%        $6,515,830      $9,000,000       01/14/2005       Flair Communications
   444        65.0%        $5,847,241      $9,000,000       03/01/2005       Vincente's Restaurant
   445        52.2%        $5,326,942     $10,200,000       03/08/2005       NAP
   446        65.4%        $5,497,168      $8,400,000       01/28/2005       Lake City Medical Group, P.A.
   447        70.8%        $5,771,159      $8,150,000       02/01/2005       Kash N' Karry
   448        57.3%        $5,386,081      $9,400,000       03/08/2005       D.R. Horton
   449        66.8%        $5,344,401      $8,000,000       10/08/2004       Dr. Paul Grappell

   450        57.6%        $2,547,521      $4,425,000       04/07/2005       NAP
   451        57.6%        $2,302,843      $4,000,000       04/07/2005       NAP
   452        67.3%        $5,373,312      $7,980,000       06/18/2004       State Farm Mutual Automobile Insurance Company
   453        62.9%        $5,094,861      $8,100,000       04/04/2005       Vivace, Inc./Myung Ok Sung
   454        67.0%        $5,159,805      $7,700,000       03/04/2005       Longnecker's True Value Hardware
   455        54.2%        $4,605,777      $8,500,000       12/31/2004       NAP
   456        60.7%        $4,883,185      $8,050,000       12/08/2004       Wendy's International
   457        60.4%        $4,774,241      $7,900,000       03/04/2005       Cactus Willie's
   458        65.2%        $4,805,682      $7,375,000       02/03/2005       Scolari's Warehouse Markets, Inc.
   459        57.0%        $4,102,646      $7,200,000       02/10/2005       K-V-A-T Food Stores, Inc.
   460        62.1%        $4,640,315      $7,470,000       03/12/2005       Blockbuster
   461        59.3%        $4,745,722      $8,000,000       02/21/2005       Las Vegas Management
   462        63.2%        $4,421,756      $7,000,000       04/07/2005       NAP
   463        60.9%        $4,400,377      $7,230,000       04/29/2005       Investors Realty Group

   464        63.3%        $2,584,839      $3,850,000       01/10/2005       Thunder Valley Casino
   465        63.3%        $2,385,360      $4,000,000       01/10/2005       The Wood Shop
   466        70.2%        $4,473,675      $6,375,000       12/09/2004       Realty Executives
   467        68.0%        $4,414,812      $6,490,000       02/01/2005       Jan's Asian Cuisine
   468        50.2%        $4,245,623      $8,450,000       03/17/2005       Lincoln Technical Institute
   469        57.9%        $4,191,373      $7,240,000       01/20/2005       New Beacon, Inc.
   470        53.7%        $3,761,312      $7,000,000       04/07/2005       NAP
   471        53.5%        $3,994,969      $7,470,000       01/07/2005       NAP
   472        61.1%        $3,983,731      $6,525,000       03/07/2005       Poway Adult Day Health Care
   473        68.3%        $4,054,538      $5,940,000       02/15/2005       Blockbuster Video
   474        66.8%        $3,871,900      $5,800,000       01/28/2005       Barnhill's Buffet, Inc.

   475        56.2%          $898,864      $1,600,000       03/03/2005       NAP
   476        56.2%          $617,969      $1,100,000       03/03/2005       NAP
   477        56.2%          $561,790      $1,000,000       03/03/2005       NAP
   478        56.2%          $533,700        $950,000       03/03/2005       NAP
   479        56.2%          $533,700        $950,000       03/03/2005       NAP
   480        56.2%          $337,074        $600,000       03/03/2005       NAP
   481        58.6%        $3,987,518      $6,800,000       12/17/2004       Health Care Management Group
   482        68.4%        $3,835,795      $5,610,000       05/13/2005       NAP
   483        63.2%        $3,757,435      $5,950,000       12/07/2004       Lubey's Sports Bar
   484        68.9%        $3,913,765      $5,680,000       01/04/2005       MJR Sales
   485        73.1%        $4,094,176      $5,600,000       02/28/2005       Madison Ave. Salon
   486        62.5%        $3,688,333      $5,900,000       03/28/2005       NAP
   487        70.6%        $3,741,058      $5,300,000       01/25/2005       U of M
   488        58.2%        $3,493,501      $6,000,000       01/21/2005       NAP
   489        67.8%        $3,729,692      $5,500,000       03/15/2005       Interdent Service Corp.
   490        68.7%        $3,501,885      $5,100,000       03/04/2005       CVS Pharmacy
   491        66.0%        $3,298,915      $5,000,000       02/27/2005       NAP
   492        51.3%        $3,181,048      $6,200,000       03/07/2005       NAP
   493        66.4%        $3,186,421      $4,800,000       11/23/2004       Manalapan Surgicenter
   494        57.6%        $2,892,949      $5,025,000       04/07/2005       NAP
   495        67.7%        $3,150,352      $4,650,000       03/03/2005       Hy-Vee Food Stores
   496        56.8%        $3,093,179      $5,450,000       03/31/2005       The Regents of the University of CA - CA Policy
                                                                                Seminar, Presidents Office

   497        61.0%        $1,711,863      $2,700,000       03/09/2005       NAP
   498        61.0%        $1,576,715      $2,695,000       03/08/2005       NAP
   499        66.4%        $3,187,901      $4,800,000       03/25/2005       Village Pub
   500        60.6%        $3,029,373      $5,000,000       03/28/2005       MARY KELLEY'S
   501        63.6%        $3,055,057      $4,800,000       02/22/2005       Edison Academy
   502        66.9%        $2,945,731      $4,400,000       12/08/2004       Old Navy
   503        69.3%        $3,016,044      $4,350,000       03/23/2005       PODS of Lexington
   504        56.3%        $2,870,483      $5,100,000       05/10/2005       T.J. Maxx
   505        59.4%        $2,849,681      $4,800,000       05/10/2005       Bed, Bath, and Beyond
   506        61.4%        $2,762,048      $4,500,000       01/06/2005       Northside Medical Ctr
   507        76.7%        $3,145,074      $4,100,000       02/22/2005       TAMU System

   508        52.1%          $399,405        $760,000       04/23/2005       Dollar General
   509        52.1%          $380,203        $740,000       04/23/2005       Dollar General
   510        52.1%          $380,203        $720,000       04/23/2005       Dollar General
   511        52.1%          $337,958        $660,000       04/23/2005       Dollar General
   512        52.1%          $337,958        $640,000       04/23/2005       Dollar General
   513        52.1%          $337,958        $640,000       04/23/2005       Dollar General
   514        52.1%          $334,117        $650,000       04/23/2005       Dollar General
   515        62.9%        $2,609,627      $4,150,000       06/02/2005       Applebee's
   516        63.9%        $2,603,363      $4,075,000       04/05/2005       Premier Pets
   517        50.6%        $2,349,539      $4,640,000       12/10/2004       CVS
   518        56.3%        $2,278,807      $4,050,000       11/05/2004       Tequilla Sunset Restaurant
   519        59.4%        $2,496,072      $4,200,000       05/10/2005       Michaels
   520        70.1%        $2,805,046      $4,000,000       03/08/2005       NAP
   521        66.0%        $2,507,068      $3,800,000       01/13/2005       Dollar Tree
   522        52.0%        $2,519,778      $4,850,000       10/20/2004       NAP
   523        33.4%        $2,140,476      $6,400,000       06/29/2004       Hamilton Exhibits, LLC
   524        62.2%        $2,489,542      $4,000,000       01/18/2005       NAP
   525        45.3%        $2,206,892      $4,875,000       04/07/2005       NAP
   526        60.2%        $2,240,643      $3,725,000       11/18/2004       True Value
   527        58.9%        $2,356,166      $4,000,000       06/02/2004       NAP
   528        60.1%        $2,163,263      $3,600,000       05/10/2005       Pier I Imports
   529        54.9%        $1,976,607      $3,600,000       04/07/2005       NAP
   530        50.0%        $1,969,193      $3,940,000       12/10/2004       CVS EGL Chateau Kenner LA, Inc.
   531        64.4%        $2,028,683      $3,150,000       04/11/2005       ATMI
   532        57.6%        $1,755,918      $3,050,000       04/07/2005       NAP
   533        55.5%        $1,891,221      $3,410,000       04/25/2005       Sawdust Shop
   534        58.6%        $1,904,726      $3,250,000       02/16/2005       Rite Aid of Ohio, Inc.
   535        60.1%        $1,892,501      $3,150,000       02/11/2005       NAP
   536        66.1%        $1,816,713      $2,750,000       02/25/2005       South Trust Bank / Wachovia
   537        66.6%        $1,712,482      $2,570,000       03/01/2005       Randstad
   538        29.3%        $1,537,102      $5,250,000       10/26/2004       NAP
   539        60.1%        $1,621,960      $2,700,000       03/28/2005       ELIZABETH FOOD COMPANY
   540        64.2%        $1,604,532      $2,500,000       08/03/2004       Sprint Spectrum
   541        60.8%        $1,580,812      $2,600,000       03/24/2005       Preventive Pest Control LV, LLC
   542        57.6%        $1,410,492      $2,450,000       04/07/2005       NAP
   543        28.5%        $1,502,931      $5,280,000       10/01/2005       Sleep Train
   544        60.7%        $1,511,360      $2,490,000       07/23/2004       NAP
   545        60.8%        $1,367,912      $2,250,000       04/07/2005       Winslow's Hallmark
   546        40.1%        $1,322,384      $3,300,000       10/22/2004       Upper Hudson Primary Care Co
   547        54.5%        $1,429,685      $2,625,000       11/05/2004       World Nail Salon
   548        57.4%        $1,214,775      $2,115,000       11/16/2004       Nemco
   549        66.5%        $1,064,599      $1,600,000       02/27/2005       Angel Nails

              64.9%




----------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE        LEASE                                                                                 LEASE
   LOAN NO.   EXPIRATION DATE         % NSF  SECOND LARGEST TENANT(13)                              EXPIRATION DATE         % NSF
----------------------------------------------------------------------------------------------------------------------------------

       1        04/30/2015            28.3%  Loews Lincoln Center                                     11/30/2014            22.8%
       2        05/10/2019            19.2%  Daniel J. Edelman                                        09/30/2009            19.2%

       3            NAP                 NAP  NAP                                                          NAP                 NAP
       4            NAP                 NAP  NAP                                                          NAP                 NAP
       5            NAP                 NAP  NAP                                                          NAP                 NAP
       6            NAP                 NAP  NAP                                                          NAP                 NAP
       7            NAP                 NAP  NAP                                                          NAP                 NAP
       8            NAP                 NAP  NAP                                                          NAP                 NAP
       9            NAP                 NAP  NAP                                                          NAP                 NAP
      10            NAP                 NAP  NAP                                                          NAP                 NAP
      11            NAP                 NAP  NAP                                                          NAP                 NAP
      12            NAP                 NAP  NAP                                                          NAP                 NAP
      13            NAP                 NAP  NAP                                                          NAP                 NAP
      14            NAP                 NAP  NAP                                                          NAP                 NAP
      15            NAP                 NAP  NAP                                                          NAP                 NAP
      16            NAP                 NAP  NAP                                                          NAP                 NAP
      17            NAP                 NAP  NAP                                                          NAP                 NAP
      18            NAP                 NAP  NAP                                                          NAP                 NAP
      19            NAP                 NAP  NAP                                                          NAP                 NAP
      20            NAP                 NAP  NAP                                                          NAP                 NAP
      21            NAP                 NAP  NAP                                                          NAP                 NAP
      22            NAP                 NAP  NAP                                                          NAP                 NAP
      23            NAP                 NAP  NAP                                                          NAP                 NAP
      24            NAP                 NAP  NAP                                                          NAP                 NAP
      25            NAP                 NAP  NAP                                                          NAP                 NAP
      26            NAP                 NAP  NAP                                                          NAP                 NAP
      27            NAP                 NAP  NAP                                                          NAP                 NAP
      28            NAP                 NAP  NAP                                                          NAP                 NAP
      29            NAP                 NAP  NAP                                                          NAP                 NAP
      30            NAP                 NAP  NAP                                                          NAP                 NAP
      31            NAP                 NAP  NAP                                                          NAP                 NAP
      32            NAP                 NAP  NAP                                                          NAP                 NAP
      33            NAP                 NAP  NAP                                                          NAP                 NAP
      34            NAP                 NAP  NAP                                                          NAP                 NAP
      35            NAP                 NAP  NAP                                                          NAP                 NAP
      36            NAP                 NAP  NAP                                                          NAP                 NAP
      37            NAP                 NAP  NAP                                                          NAP                 NAP
      38            NAP                 NAP  NAP                                                          NAP                 NAP
      39            NAP                 NAP  NAP                                                          NAP                 NAP
      40            NAP                 NAP  NAP                                                          NAP                 NAP
      41            NAP                 NAP  NAP                                                          NAP                 NAP
      42            NAP                 NAP  NAP                                                          NAP                 NAP
      43            NAP                 NAP  NAP                                                          NAP                 NAP
      44            NAP                 NAP  NAP                                                          NAP                 NAP
      45            NAP                 NAP  NAP                                                          NAP                 NAP
      46            NAP                 NAP  NAP                                                          NAP                 NAP
      47            NAP                 NAP  NAP                                                          NAP                 NAP
      48            NAP                 NAP  NAP                                                          NAP                 NAP
      49            NAP                 NAP  NAP                                                          NAP                 NAP
      50            NAP                 NAP  NAP                                                          NAP                 NAP
      51            NAP                 NAP  NAP                                                          NAP                 NAP
      52            NAP                 NAP  NAP                                                          NAP                 NAP
      53            NAP                 NAP  NAP                                                          NAP                 NAP
      54            NAP                 NAP  NAP                                                          NAP                 NAP
      55            NAP                 NAP  NAP                                                          NAP                 NAP
      56            NAP                 NAP  NAP                                                          NAP                 NAP
      57            NAP                 NAP  NAP                                                          NAP                 NAP
      58            NAP                 NAP  NAP                                                          NAP                 NAP
      59            NAP                 NAP  NAP                                                          NAP                 NAP
      60            NAP                 NAP  NAP                                                          NAP                 NAP
      61            NAP                 NAP  NAP                                                          NAP                 NAP
      62            NAP                 NAP  NAP                                                          NAP                 NAP
      63            NAP                 NAP  NAP                                                          NAP                 NAP
      64            NAP                 NAP  NAP                                                          NAP                 NAP
      65            NAP                 NAP  NAP                                                          NAP                 NAP
      66            NAP                 NAP  NAP                                                          NAP                 NAP
      67            NAP                 NAP  NAP                                                          NAP                 NAP
      68            NAP                 NAP  NAP                                                          NAP                 NAP
      69            NAP                 NAP  NAP                                                          NAP                 NAP
      70            NAP                 NAP  NAP                                                          NAP                 NAP
      71            NAP                 NAP  NAP                                                          NAP                 NAP
      72            NAP                 NAP  NAP                                                          NAP                 NAP
      73            NAP                 NAP  NAP                                                          NAP                 NAP
      74            NAP                 NAP  NAP                                                          NAP                 NAP
      75            NAP                 NAP  NAP                                                          NAP                 NAP
      76            NAP                 NAP  NAP                                                          NAP                 NAP
      77            NAP                 NAP  NAP                                                          NAP                 NAP
      78            NAP                 NAP  NAP                                                          NAP                 NAP
      79            NAP                 NAP  NAP                                                          NAP                 NAP
      80            NAP                 NAP  NAP                                                          NAP                 NAP
      81            NAP                 NAP  NAP                                                          NAP                 NAP
      82            NAP                 NAP  NAP                                                          NAP                 NAP
      83            NAP                 NAP  NAP                                                          NAP                 NAP
      84            NAP                 NAP  NAP                                                          NAP                 NAP
      85            NAP                 NAP  NAP                                                          NAP                 NAP
      86            NAP                 NAP  NAP                                                          NAP                 NAP
      87            NAP                 NAP  NAP                                                          NAP                 NAP
      88            NAP                 NAP  NAP                                                          NAP                 NAP
      89            NAP                 NAP  NAP                                                          NAP                 NAP
      90            NAP                 NAP  NAP                                                          NAP                 NAP
      91            NAP                 NAP  NAP                                                          NAP                 NAP
      92            NAP                 NAP  NAP                                                          NAP                 NAP
      93            NAP                 NAP  NAP                                                          NAP                 NAP
      94            NAP                 NAP  NAP                                                          NAP                 NAP
      95            NAP                 NAP  NAP                                                          NAP                 NAP
      96            NAP                 NAP  NAP                                                          NAP                 NAP
      97            NAP                 NAP  NAP                                                          NAP                 NAP
      98            NAP                 NAP  NAP                                                          NAP                 NAP
      99            NAP                 NAP  NAP                                                          NAP                 NAP
      100           NAP                 NAP  NAP                                                          NAP                 NAP
      101           NAP                 NAP  NAP                                                          NAP                 NAP
      102           NAP                 NAP  NAP                                                          NAP                 NAP
      103           NAP                 NAP  NAP                                                          NAP                 NAP
      104           NAP                 NAP  NAP                                                          NAP                 NAP
      105           NAP                 NAP  NAP                                                          NAP                 NAP
      106           NAP                 NAP  NAP                                                          NAP                 NAP
      107           NAP                 NAP  NAP                                                          NAP                 NAP
      108           NAP                 NAP  NAP                                                          NAP                 NAP
      109           NAP                 NAP  NAP                                                          NAP                 NAP
      110           NAP                 NAP  NAP                                                          NAP                 NAP
      111           NAP                 NAP  NAP                                                          NAP                 NAP
      112           NAP                 NAP  NAP                                                          NAP                 NAP
      113           NAP                 NAP  NAP                                                          NAP                 NAP
      114           NAP                 NAP  NAP                                                          NAP                 NAP
      115           NAP                 NAP  NAP                                                          NAP                 NAP
      116           NAP                 NAP  NAP                                                          NAP                 NAP
      117           NAP                 NAP  NAP                                                          NAP                 NAP
      118           NAP                 NAP  NAP                                                          NAP                 NAP
      119           NAP                 NAP  NAP                                                          NAP                 NAP
      120           NAP                 NAP  NAP                                                          NAP                 NAP
      121           NAP                 NAP  NAP                                                          NAP                 NAP
      122           NAP                 NAP  NAP                                                          NAP                 NAP
      123           NAP                 NAP  NAP                                                          NAP                 NAP
      124           NAP                 NAP  NAP                                                          NAP                 NAP
      125           NAP                 NAP  NAP                                                          NAP                 NAP
      126           NAP                 NAP  NAP                                                          NAP                 NAP
      127           NAP                 NAP  NAP                                                          NAP                 NAP
      128           NAP                 NAP  NAP                                                          NAP                 NAP
      129           NAP                 NAP  NAP                                                          NAP                 NAP
      130           NAP                 NAP  NAP                                                          NAP                 NAP
      131           NAP                 NAP  NAP                                                          NAP                 NAP
      132           NAP                 NAP  NAP                                                          NAP                 NAP
      133           NAP                 NAP  NAP                                                          NAP                 NAP
      134           NAP                 NAP  NAP                                                          NAP                 NAP
      135           NAP                 NAP  NAP                                                          NAP                 NAP
      136           NAP                 NAP  NAP                                                          NAP                 NAP
      137           NAP                 NAP  NAP                                                          NAP                 NAP
      138           NAP                 NAP  NAP                                                          NAP                 NAP
      139           NAP                 NAP  NAP                                                          NAP                 NAP
      140           NAP                 NAP  NAP                                                          NAP                 NAP
      141           NAP                 NAP  NAP                                                          NAP                 NAP
      142           NAP                 NAP  NAP                                                          NAP                 NAP
      143           NAP                 NAP  NAP                                                          NAP                 NAP
      144           NAP                 NAP  NAP                                                          NAP                 NAP
      145           NAP                 NAP  NAP                                                          NAP                 NAP
      146           NAP                 NAP  NAP                                                          NAP                 NAP
      147           NAP                 NAP  NAP                                                          NAP                 NAP
      148           NAP                 NAP  NAP                                                          NAP                 NAP
      149           NAP                 NAP  NAP                                                          NAP                 NAP
      150           NAP                 NAP  NAP                                                          NAP                 NAP
      151           NAP                 NAP  NAP                                                          NAP                 NAP
      152           NAP                 NAP  NAP                                                          NAP                 NAP
      153           NAP                 NAP  NAP                                                          NAP                 NAP
      154           NAP                 NAP  NAP                                                          NAP                 NAP
      155           NAP                 NAP  NAP                                                          NAP                 NAP
      156           NAP                 NAP  NAP                                                          NAP                 NAP
      157           NAP                 NAP  NAP                                                          NAP                 NAP
      158           NAP                 NAP  NAP                                                          NAP                 NAP
      159           NAP                 NAP  NAP                                                          NAP                 NAP
      160           NAP                 NAP  NAP                                                          NAP                 NAP
      161           NAP                 NAP  NAP                                                          NAP                 NAP
      162           NAP                 NAP  NAP                                                          NAP                 NAP
      163           NAP                 NAP  NAP                                                          NAP                 NAP
      164       11/30/2010            24.0%  Salesforce.com                                           06/30/2013            17.1%
      165       01/01/2006            22.5%  Barnes & Noble                                           01/31/2011             5.7%

      166           NAP                 NAP  NAP                                                          NAP                 NAP
      167           NAP                 NAP  NAP                                                          NAP                 NAP
      168           NAP                 NAP  NAP                                                          NAP                 NAP
      169           NAP                 NAP  NAP                                                          NAP                 NAP
      170       01/02/2021            19.6%  Linens N Things                                          01/31/2017            12.4%
      171       04/30/2018            23.0%  Bed Bath & Beyond                                        01/31/2008            10.8%
      172       08/05/2014             6.7%  McCormick & Schmicks Acquisition Texas, LP               07/31/2014             5.0%
      173       01/31/2016            12.3%  Linens N Things                                          01/31/2011            10.4%
      174       03/31/2034            45.4%  Pathmark                                                 03/31/2010            11.6%
      175       01/31/2012            20.7%  Lamps Plus                                               01/31/2012             7.5%
      176       11/30/2016            20.4%  Bed Bath & Beyond                                        01/31/2012            10.9%
      177           NAP                 NAP  NAP                                                          NAP                 NAP
      178       01/31/2016            36.3%  Gander Mountain                                          12/31/2011            14.3%
      179       09/15/2009            30.3%  CEC Entertainment                                        12/14/2013             7.6%
      180       07/31/2011            57.0%  ICON Health and Fitness, Inc.                            01/31/2011            43.0%
      181       12/31/2008            30.0%  Affinity Insurance / AON                                 07/31/2008            14.8%

      182       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      183       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      184       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      185       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      186       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      187       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      188       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      189       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      190       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      191       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      192       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      193       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      194       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      195       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      196       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      197       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      198       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      199       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      200       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      201       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      202       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      203       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      204       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      205       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      206       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      207       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      208       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      209       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      210       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      211       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      212       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      213       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      214       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      215       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      216       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      217       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      218       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      219       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      220       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      221       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      222       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      223       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      224       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      225       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      226       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      227       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      228       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      229       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      230       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      231       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      232       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      233       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      234       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      235       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      236       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      237       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      238       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      239       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      240       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      241       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      242       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      243       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      244       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      245       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      246       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      247       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      248       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      249       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      250       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      251       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      252       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      253       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      254       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      255       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      256       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      257       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      258       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      259       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      260       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      261       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      262       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      263       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      264       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      265       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      266       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      267       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      268       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      269       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      270       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      271       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      272       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      273       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      274       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      275       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      276       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      277       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      278       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      279       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      280       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      281       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      282       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      283       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      284       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      285       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      286       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      287       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      288       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      289       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      290       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      291       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      292       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      293       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      294       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      295       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      296       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      297       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      298       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      299       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      300       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      301       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      302       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      303       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      304       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      305       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      306       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      307       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      308       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      309       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      310       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      311       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      312       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      313       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      314       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      315       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      316       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      317       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      318       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      319       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      320       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      321       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      322       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      323       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      324       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      325       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      326       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      327       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      328       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      329       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      330       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      331       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      332       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      333       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      334       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      335       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      336       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      337       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      338       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      339       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      340       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      341       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      342       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      343       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      344       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      345       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      346       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      347       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      348       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      349       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      350       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      351       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      352       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      353       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      354       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      355       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      356       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      357       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      358       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      359       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      360       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      361       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      362       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      363       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      364       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      365       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      366       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      367       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      368       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      369       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      370       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      371       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      372       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      373       12/27/2024           100.0%  NAP                                                          NAP                 NAP
      374       02/28/2021            34.4%  TJX Bob's Stores                                         01/31/2012            25.8%
      375       03/30/2010            11.4%  United Hispanics Market, Inc. dba Grocery Outlet         04/30/2018             9.6%
      376       01/31/2015            32.6%  Chester Lanes LLC                                        10/31/2023            17.8%
      377       07/31/2016            19.4%  TRADER JOE'S                                             01/31/2019            10.8%
      378           NAP                 NAP  NAP                                                          NAP                 NAP
      379       06/30/2018            18.0%  Proliance Surgeons                                       06/30/2013            10.8%
      380           NAP                 NAP  NAP                                                          NAP                 NAP
      381           NAP                 NAP  NAP                                                          NAP                 NAP
      382       12/31/2016            28.0%  Sears Hardware                                           08/17/2006            12.9%
      383       10/31/2023            63.3%  Blockbuster Video                                        01/31/2009             4.9%
      384       12/31/2006            14.1%  Pro Ed Communications                                    05/31/2009            11.7%
      385       10/31/2018            43.5%  Linens N Things                                          03/31/2014            27.0%
      386       03/31/2007            21.1%  ST San Diego, LLC                                        02/28/2007            20.3%

      387           NAP                 NAP  NAP                                                          NAP                 NAP
      388           NAP                 NAP  NAP                                                          NAP                 NAP
      389           NAP                 NAP  NAP                                                          NAP                 NAP
      390           NAP                 NAP  NAP                                                          NAP                 NAP
      391       01/31/2009            25.3%  Marshalls                                                08/31/2015            23.1%
      392           NAP                 NAP  NAP                                                          NAP                 NAP
      393       01/31/2008            43.8%  Morrison Homes                                           02/28/2009            10.4%

      394           NAP                 NAP  NAP                                                          NAP                 NAP
      395           NAP                 NAP  NAP                                                          NAP                 NAP
      396           NAP                 NAP  NAP                                                          NAP                 NAP
      397           NAP                 NAP  NAP                                                          NAP                 NAP
      398       11/30/2009            25.7%  The University of Phoenix, Inc.                          10/31/2012            24.0%

      399           NAP                 NAP  NAP                                                          NAP                 NAP
      400           NAP                 NAP  NAP                                                          NAP                 NAP
      401           NAP                 NAP  NAP                                                          NAP                 NAP
      402           NAP                 NAP  NAP                                                          NAP                 NAP
      403           NAP                 NAP  NAP                                                          NAP                 NAP

      404       09/30/2079           100.0%  NAP                                                          NAP                 NAP
      405       10/31/2079           100.0%  NAP                                                          NAP                 NAP
      406       01/31/2025           100.0%  NAP                                                          NAP                 NAP
      407       11/30/2010            20.4%  Marie Callender Pie Shops, Inc.                          05/31/2008            15.8%
      408       06/30/2009            55.9%  HK Systems                                               08/31/2010            18.4%
      409           NAP                 NAP  NAP                                                          NAP                 NAP

      410       06/30/2013            37.9%  Tower Insurance Company, Inc.                            03/31/2009            32.7%
      411       08/31/2007            61.5%  Genetic Testing Institute                                11/30/2017            38.5%
      412       03/31/2007            43.8%  iTeam Companies, Inc.                                    09/30/2007             6.7%
      413       09/30/2006            37.4%  Milwaukee GI Specialists, SC                             01/31/2016            25.3%
      414           NAP                 NAP  NAP                                                          NAP                 NAP
      415       02/28/2025            41.2%  El Super Market                                          03/31/2019            35.2%
      416           NAP                 NAP  NAP                                                          NAP                 NAP
      417           NAP                 NAP  NAP                                                          NAP                 NAP
      418       03/31/2011           100.0%  NAP                                                          NAP                 NAP
      419       01/31/2006            12.2%  Supervalu Holdings                                       04/14/2007             6.5%
      420       02/01/2015            60.5%  Foundation Surgery Affiliates of San Antonio, L.L.P.     01/17/2020            39.5%
      421           NAP                 NAP  NAP                                                          NAP                 NAP
      422       01/19/2008             8.2%  IMAGISTICS INTERNATIONAL, INC.                           04/30/2007             6.0%
      423       02/28/2015            30.2%  Mieko's                                                  12/31/2009            22.4%
      424       03/31/2015            30.9%  SDDS                                                     07/31/2008            12.8%
      425       06/29/2020            73.5%  OCCAM Networks                                           09/30/2006            24.2%
      426       04/30/2025            67.3%  First Community Bank                                     02/28/2015             7.3%
      427       06/30/2009            13.0%  Cardio Fit, LLC                                          05/14/2015            11.3%
      428       11/22/2015            24.0%  Sarasota Family YMCA                                     09/30/2015            23.7%
      429           NAP                 NAP  NAP                                                          NAP                 NAP
      430       11/30/2031            69.7%  TRIMM                                                    08/19/2072             4.5%
      431       07/31/2012            39.7%  Bally Total Fitness Corp.                                02/28/2020            26.4%
      432       08/31/2009            13.2%  KFC Store # Y305054                                      07/27/2023             7.0%
      433       09/30/2010            42.2%  Sarasota Health Group (Dattoli Cancer)                   01/31/2016            18.5%
      434           NAP                 NAP  NAP                                                          NAP                 NAP
      435       10/31/2012            35.4%  Midwest Family Physicians, PC                            02/28/2012            13.4%
      436       01/31/2020           100.0%  NAP                                                          NAP                 NAP
      437       12/31/2038           100.0%  NAP                                                          NAP                 NAP

      438           NAP                 NAP  NAP                                                          NAP                 NAP
      439           NAP                 NAP  NAP                                                          NAP                 NAP
      440           NAP                 NAP  NAP                                                          NAP                 NAP
      441       02/18/2006            17.8%  Copy Depot                                               10/31/2006            11.0%
      442       02/28/2010             8.9%  James N. Sipes, MD                                       08/31/2005             8.1%
      443       08/31/2011            25.1%  Proteus Group, LLC                                       11/30/2006            15.0%
      444       11/30/2014            12.5%  Pat's Pizzeria                                           01/31/2015            10.4%
      445           NAP                 NAP  NAP                                                          NAP                 NAP
      446       11/30/2019           100.0%  NAP                                                          NAP                 NAP
      447       10/31/2008            44.1%  Florida Dept. of Health                                  06/30/2006            33.3%
      448       07/07/2006            37.6%  Sutter Health Foundation                                 05/01/2010            14.2%
      449       06/30/2012            28.4%  Dr. Maury Marmor                                         02/28/2012             8.9%

      450           NAP                 NAP  NAP                                                          NAP                 NAP
      451           NAP                 NAP  NAP                                                          NAP                 NAP
      452       01/31/2011            73.6%  Paychex North America, Inc.                              03/31/2009             6.8%
      453       01/31/2006            13.0%  American Leather/Alamo Uomo, Inc.                        07/31/2005            12.8%
      454       01/31/2015            58.2%  CVS Pharmacy                                             01/31/2020            13.0%
      455           NAP                 NAP  NAP                                                          NAP                 NAP
      456       11/30/2009            15.7%  American Building Control Inc.                           09/30/2009            12.5%
      457       06/30/2010            17.0%  Goodwill Regency                                         12/31/2006            16.5%
      458       12/31/2035           100.0%  NAP                                                          NAP                 NAP
      459       03/31/2020            68.6%  Rent-A-Center                                            05/31/2006             6.3%
      460       04/30/2007            13.4%  Mountain Mike's Pizza                                    12/14/2009            10.2%
      461       08/19/2009            67.7%  Dr. Goesel Anson                                         02/19/2006             9.5%
      462           NAP                 NAP  NAP                                                          NAP                 NAP
      463       02/28/2013            16.0%  Cheyenne Executive Suites, LLC                           02/28/2013            10.1%

      464       03/31/2010           100.0%  NAP                                                          NAP                 NAP
      465       09/30/2009            53.9%  Fisherman's Warehouse                                    11/30/2007            24.2%
      466       05/31/2010            13.2%  WIN Technologies DBA Salut                               12/31/2006            11.2%
      467       02/28/2015            14.1%  Barro's Pizza                                            03/31/2013            12.9%
      468       05/31/2013            29.8%  Sportsline                                               12/31/2006             8.3%
      469       06/30/2009            30.0%  UAB Health Services Foundation                           12/31/2007            18.4%
      470           NAP                 NAP  NAP                                                          NAP                 NAP
      471           NAP                 NAP  NAP                                                          NAP                 NAP
      472       05/31/2007            20.3%  Children's Preschool Learning Center                     05/31/2012            14.8%
      473       11/30/2006            24.9%  Wastington Mutual                                        03/01/2012            17.5%
      474       04/30/2014            26.2%  The CATO Corporation                                     01/31/2008            15.9%

      475           NAP                 NAP  NAP                                                          NAP                 NAP
      476           NAP                 NAP  NAP                                                          NAP                 NAP
      477           NAP                 NAP  NAP                                                          NAP                 NAP
      478           NAP                 NAP  NAP                                                          NAP                 NAP
      479           NAP                 NAP  NAP                                                          NAP                 NAP
      480           NAP                 NAP  NAP                                                          NAP                 NAP
      481       12/31/2005            16.7%  Lado International                                       03/31/2009            10.6%
      482           NAP                 NAP  NAP                                                          NAP                 NAP
      483       08/31/2009            15.0%  Who's Got Soul                                           07/31/2009             6.0%
      484       09/30/2009            22.7%  Club Tiki/Cadillac Ranch                                 10/31/2006            14.2%
      485       11/20/2007            24.4%  Baja Fresh Mexican Grill                                 11/20/2007            12.2%
      486           NAP                 NAP  NAP                                                          NAP                 NAP
      487       09/30/2010            36.2%  The University of Michigan                               05/31/2008            36.1%
      488           NAP                 NAP  NAP                                                          NAP                 NAP
      489       12/31/2007            19.7%  DADA Inc., dba Chris' Place                              06/30/2017            19.7%
      490       06/30/2017            34.1%  Armetta's Italian Restaurant                             10/31/2012            13.3%
      491           NAP                 NAP  NAP                                                          NAP                 NAP
      492           NAP                 NAP  NAP                                                          NAP                 NAP
      493       11/30/2014            39.0%  Marlboro Gastroentrology                                 10/31/2014            28.3%
      494           NAP                 NAP  NAP                                                          NAP                 NAP
      495       11/30/2012            70.6%  Movie Gallery                                            09/30/2007            11.2%
      496       11/30/2006            31.3%  Lindamood-Bell Learning Process                          06/30/2007            15.5%

      497           NAP                 NAP  NAP                                                          NAP                 NAP
      498           NAP                 NAP  NAP                                                          NAP                 NAP
      499       03/31/2007            33.0%  Midgit Market                                            04/30/2012            25.8%
      500       02/28/2009            28.6%  THE WINE SHOPPE                                          01/31/2009             9.3%
      501       07/31/2008            19.6%  Woodson Brothers                                         02/28/2008            13.5%
      502       01/31/2007            48.5%  Rent-A-Center                                            01/31/2010            24.1%
      503       01/31/2007            35.7%  Athens Paper                                             04/30/2010            19.6%
      504       11/30/2011           100.0%  NAP                                                          NAP                 NAP
      505       11/30/2011           100.0%  NAP                                                          NAP                 NAP
      506       03/31/2006             9.3%  Firethorn Dance                                          05/31/2006             8.1%
      507       12/15/2005            20.7%  College Station Imaging & Diagnostic Center              01/31/2007            20.3%

      508       03/31/2015           100.0%  NAP                                                          NAP                 NAP
      509       03/31/2014           100.0%  NAP                                                          NAP                 NAP
      510       02/28/2014           100.0%  NAP                                                          NAP                 NAP
      511       08/30/2013           100.0%  NAP                                                          NAP                 NAP
      512       01/31/2014           100.0%  NAP                                                          NAP                 NAP
      513       08/31/2013           100.0%  NAP                                                          NAP                 NAP
      514       08/31/2013           100.0%  NAP                                                          NAP                 NAP
      515       07/31/2012            30.9%  Marshall Pool & Spa                                      01/31/2009            20.1%
      516       11/30/2014            23.7%  Trade Secret                                             12/31/2009            13.9%
      517       02/24/2024           100.0%  NAP                                                          NAP                 NAP
      518       04/30/2008            14.4%  Flowers by Rose                                          12/31/2008             8.0%
      519       02/28/2013           100.0%  NAP                                                          NAP                 NAP
      520           NAP                 NAP  NAP                                                          NAP                 NAP
      521       01/31/2008            34.5%  Bio-Medical                                              04/20/2008            13.9%
      522           NAP                 NAP  NAP                                                          NAP                 NAP
      523       07/31/2019           100.0%  NAP                                                          NAP                 NAP
      524           NAP                 NAP  NAP                                                          NAP                 NAP
      525           NAP                 NAP  NAP                                                          NAP                 NAP
      526       09/30/2009            32.0%  San Diego Academy                                        07/31/2006            16.0%
      527           NAP                 NAP  NAP                                                          NAP                 NAP
      528       07/31/2012           100.0%  NAP                                                          NAP                 NAP
      529           NAP                 NAP  NAP                                                          NAP                 NAP
      530       05/18/2024           100.0%  NAP                                                          NAP                 NAP
      531       10/31/2007            37.1%  Patch Quilts, Inc.                                       01/31/2008            11.3%
      532           NAP                 NAP  NAP                                                          NAP                 NAP
      533       04/01/2010            27.4%  SHI-APD ( Sumitomo)                                      02/29/2008            27.0%
      534       09/30/2024           100.0%  NAP                                                          NAP                 NAP
      535           NAP                 NAP  NAP                                                          NAP                 NAP
      536       09/30/2009            27.3%  RBC Mortgage                                             09/30/2009            27.2%
      537       12/12/2009            25.1%  Radio Shack                                              04/18/2008            22.7%
      538           NAP                 NAP  NAP                                                          NAP                 NAP
      539       12/31/2005            35.1%  GYM SOURCE                                               12/14/2007            17.1%
      540       10/31/2008            31.3%  Pho Hoang                                                02/29/2008            26.0%
      541       03/31/2006             8.1%  Practical Flooring                                       01/31/2007             7.4%
      542           NAP                 NAP  NAP                                                          NAP                 NAP
      543       06/20/2015            44.3%  L&L Hawaiian BBQ                                         06/20/2015            15.3%
      544           NAP                 NAP  NAP                                                          NAP                 NAP
      545       03/01/2008            24.1%  Hong Kong Buffet                                         01/31/2014            20.6%
      546       09/30/2008            27.2%  Fitzgerald-Morris-Baker&First                            12/31/2008            21.3%
      547       09/30/2007            21.3%  Brown ArrowHead Clinic                                   12/31/2005            17.0%
      548       12/31/2009            39.9%  Lancore Realty                                           12/31/2005            22.8%
      549       12/31/2009            28.6%  David's Natural Food Market                              09/30/2008            21.4%




------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                LEASE                       INSURANCE             TAX
LOAN NO.     THIRD LARGEST TENANT(13)                              EXPIRATION DATE      % NSF    ESCROW IN PLACE    ESCROW IN PLACE
------------------------------------------------------------------------------------------------------------------------------------

    1        Barnes & Noble                                           01/31/2011        11.9%           No                No
    2        Essence Communications, Inc.                             12/31/2005        12.4%          Yes                Yes

    3        NAP                                                         NAP              NAP          Yes                Yes
    4        NAP                                                         NAP              NAP          Yes                Yes
    5        NAP                                                         NAP              NAP          Yes                Yes
    6        NAP                                                         NAP              NAP          Yes                Yes
    7        NAP                                                         NAP              NAP          Yes                Yes
    8        NAP                                                         NAP              NAP          Yes                Yes
    9        NAP                                                         NAP              NAP          Yes                Yes
   10        NAP                                                         NAP              NAP          Yes                Yes
   11        NAP                                                         NAP              NAP          Yes                Yes
   12        NAP                                                         NAP              NAP          Yes                Yes
   13        NAP                                                         NAP              NAP          Yes                Yes
   14        NAP                                                         NAP              NAP          Yes                Yes
   15        NAP                                                         NAP              NAP          Yes                Yes
   16        NAP                                                         NAP              NAP          Yes                Yes
   17        NAP                                                         NAP              NAP          Yes                Yes
   18        NAP                                                         NAP              NAP          Yes                Yes
   19        NAP                                                         NAP              NAP          Yes                Yes
   20        NAP                                                         NAP              NAP          Yes                Yes
   21        NAP                                                         NAP              NAP          Yes                Yes
   22        NAP                                                         NAP              NAP          Yes                Yes
   23        NAP                                                         NAP              NAP          Yes                Yes
   24        NAP                                                         NAP              NAP          Yes                Yes
   25        NAP                                                         NAP              NAP           No                Yes
   26        NAP                                                         NAP              NAP          Yes                Yes
   27        NAP                                                         NAP              NAP          Yes                Yes
   28        NAP                                                         NAP              NAP          Yes                Yes
   29        NAP                                                         NAP              NAP          Yes                Yes
   30        NAP                                                         NAP              NAP          Yes                Yes
   31        NAP                                                         NAP              NAP          Yes                Yes
   32        NAP                                                         NAP              NAP          Yes                Yes
   33        NAP                                                         NAP              NAP          Yes                Yes
   34        NAP                                                         NAP              NAP          Yes                Yes
   35        NAP                                                         NAP              NAP          Yes                Yes
   36        NAP                                                         NAP              NAP          Yes                Yes
   37        NAP                                                         NAP              NAP          Yes                Yes
   38        NAP                                                         NAP              NAP          Yes                Yes
   39        NAP                                                         NAP              NAP          Yes                Yes
   40        NAP                                                         NAP              NAP          Yes                Yes
   41        NAP                                                         NAP              NAP          Yes                Yes
   42        NAP                                                         NAP              NAP          Yes                Yes
   43        NAP                                                         NAP              NAP          Yes                Yes
   44        NAP                                                         NAP              NAP          Yes                Yes
   45        NAP                                                         NAP              NAP          Yes                Yes
   46        NAP                                                         NAP              NAP          Yes                Yes
   47        NAP                                                         NAP              NAP          Yes                Yes
   48        NAP                                                         NAP              NAP          Yes                Yes
   49        NAP                                                         NAP              NAP          Yes                Yes
   50        NAP                                                         NAP              NAP          Yes                Yes
   51        NAP                                                         NAP              NAP          Yes                Yes
   52        NAP                                                         NAP              NAP          Yes                Yes
   53        NAP                                                         NAP              NAP          Yes                Yes
   54        NAP                                                         NAP              NAP          Yes                Yes
   55        NAP                                                         NAP              NAP          Yes                Yes
   56        NAP                                                         NAP              NAP          Yes                Yes
   57        NAP                                                         NAP              NAP           No                Yes
   58        NAP                                                         NAP              NAP          Yes                Yes
   59        NAP                                                         NAP              NAP          Yes                Yes
   60        NAP                                                         NAP              NAP          Yes                Yes
   61        NAP                                                         NAP              NAP          Yes                Yes
   62        NAP                                                         NAP              NAP          Yes                Yes
   63        NAP                                                         NAP              NAP          Yes                Yes
   64        NAP                                                         NAP              NAP          Yes                Yes
   65        NAP                                                         NAP              NAP          Yes                Yes
   66        NAP                                                         NAP              NAP          Yes                Yes
   67        NAP                                                         NAP              NAP          Yes                Yes
   68        NAP                                                         NAP              NAP          Yes                Yes
   69        NAP                                                         NAP              NAP          Yes                Yes
   70        NAP                                                         NAP              NAP          Yes                Yes
   71        NAP                                                         NAP              NAP          Yes                Yes
   72        NAP                                                         NAP              NAP          Yes                Yes
   73        NAP                                                         NAP              NAP          Yes                Yes
   74        NAP                                                         NAP              NAP          Yes                Yes
   75        NAP                                                         NAP              NAP          Yes                Yes
   76        NAP                                                         NAP              NAP          Yes                Yes
   77        NAP                                                         NAP              NAP          Yes                Yes
   78        NAP                                                         NAP              NAP          Yes                Yes
   79        NAP                                                         NAP              NAP          Yes                Yes
   80        NAP                                                         NAP              NAP          Yes                Yes
   81        NAP                                                         NAP              NAP          Yes                Yes
   82        NAP                                                         NAP              NAP          Yes                Yes
   83        NAP                                                         NAP              NAP          Yes                Yes
   84        NAP                                                         NAP              NAP          Yes                Yes
   85        NAP                                                         NAP              NAP          Yes                Yes
   86        NAP                                                         NAP              NAP          Yes                Yes
   87        NAP                                                         NAP              NAP          Yes                Yes
   88        NAP                                                         NAP              NAP          Yes                Yes
   89        NAP                                                         NAP              NAP          Yes                Yes
   90        NAP                                                         NAP              NAP          Yes                Yes
   91        NAP                                                         NAP              NAP          Yes                Yes
   92        NAP                                                         NAP              NAP          Yes                Yes
   93        NAP                                                         NAP              NAP          Yes                Yes
   94        NAP                                                         NAP              NAP          Yes                Yes
   95        NAP                                                         NAP              NAP          Yes                Yes
   96        NAP                                                         NAP              NAP          Yes                Yes
   97        NAP                                                         NAP              NAP          Yes                Yes
   98        NAP                                                         NAP              NAP          Yes                Yes
   99        NAP                                                         NAP              NAP          Yes                Yes
   100       NAP                                                         NAP              NAP          Yes                Yes
   101       NAP                                                         NAP              NAP          Yes                Yes
   102       NAP                                                         NAP              NAP          Yes                Yes
   103       NAP                                                         NAP              NAP          Yes                Yes
   104       NAP                                                         NAP              NAP          Yes                Yes
   105       NAP                                                         NAP              NAP          Yes                Yes
   106       NAP                                                         NAP              NAP          Yes                Yes
   107       NAP                                                         NAP              NAP          Yes                Yes
   108       NAP                                                         NAP              NAP          Yes                Yes
   109       NAP                                                         NAP              NAP          Yes                Yes
   110       NAP                                                         NAP              NAP          Yes                Yes
   111       NAP                                                         NAP              NAP          Yes                Yes
   112       NAP                                                         NAP              NAP          Yes                Yes
   113       NAP                                                         NAP              NAP          Yes                Yes
   114       NAP                                                         NAP              NAP          Yes                Yes
   115       NAP                                                         NAP              NAP          Yes                Yes
   116       NAP                                                         NAP              NAP          Yes                Yes
   117       NAP                                                         NAP              NAP          Yes                Yes
   118       NAP                                                         NAP              NAP          Yes                Yes
   119       NAP                                                         NAP              NAP          Yes                Yes
   120       NAP                                                         NAP              NAP          Yes                Yes
   121       NAP                                                         NAP              NAP          Yes                Yes
   122       NAP                                                         NAP              NAP          Yes                Yes
   123       NAP                                                         NAP              NAP          Yes                Yes
   124       NAP                                                         NAP              NAP          Yes                Yes
   125       NAP                                                         NAP              NAP          Yes                Yes
   126       NAP                                                         NAP              NAP          Yes                Yes
   127       NAP                                                         NAP              NAP          Yes                Yes
   128       NAP                                                         NAP              NAP          Yes                Yes
   129       NAP                                                         NAP              NAP          Yes                Yes
   130       NAP                                                         NAP              NAP          Yes                Yes
   131       NAP                                                         NAP              NAP          Yes                Yes
   132       NAP                                                         NAP              NAP          Yes                Yes
   133       NAP                                                         NAP              NAP          Yes                Yes
   134       NAP                                                         NAP              NAP          Yes                Yes
   135       NAP                                                         NAP              NAP          Yes                Yes
   136       NAP                                                         NAP              NAP          Yes                Yes
   137       NAP                                                         NAP              NAP          Yes                Yes
   138       NAP                                                         NAP              NAP          Yes                Yes
   139       NAP                                                         NAP              NAP          Yes                Yes
   140       NAP                                                         NAP              NAP          Yes                Yes
   141       NAP                                                         NAP              NAP          Yes                Yes
   142       NAP                                                         NAP              NAP          Yes                Yes
   143       NAP                                                         NAP              NAP          Yes                Yes
   144       NAP                                                         NAP              NAP          Yes                Yes
   145       NAP                                                         NAP              NAP          Yes                Yes
   146       NAP                                                         NAP              NAP          Yes                Yes
   147       NAP                                                         NAP              NAP          Yes                Yes
   148       NAP                                                         NAP              NAP          Yes                Yes
   149       NAP                                                         NAP              NAP          Yes                Yes
   150       NAP                                                         NAP              NAP          Yes                Yes
   151       NAP                                                         NAP              NAP          Yes                Yes
   152       NAP                                                         NAP              NAP          Yes                Yes
   153       NAP                                                         NAP              NAP          Yes                Yes
   154       NAP                                                         NAP              NAP          Yes                Yes
   155       NAP                                                         NAP              NAP          Yes                Yes
   156       NAP                                                         NAP              NAP          Yes                Yes
   157       NAP                                                         NAP              NAP          Yes                Yes
   158       NAP                                                         NAP              NAP          Yes                Yes
   159       NAP                                                         NAP              NAP          Yes                Yes
   160       NAP                                                         NAP              NAP          Yes                Yes
   161       NAP                                                         NAP              NAP          Yes                Yes
   162       NAP                                                         NAP              NAP          Yes                Yes
   163       NAP                                                         NAP              NAP          Yes                Yes
   164       Autodesk                                                 09/30/2006        10.6%           No                No
   165       Express                                                  01/31/2008         2.1%           No                No

   166       NAP                                                         NAP              NAP           No                No
   167       NAP                                                         NAP              NAP           No                No
   168       NAP                                                         NAP              NAP           No                No
   169       NAP                                                         NAP              NAP           No                No
   170       Office Depot                                             11/30/2010        10.1%           No                No
   171       FYE                                                      03/31/2008         5.5%           No                No
   172       AmREIT Master Lease                                      05/31/2010         4.7%          Yes                Yes
   173       DSW                                                      02/28/2017        10.2%           No                No
   174       Best Buy                                                 01/31/2016         9.8%           No                No
   175       Tilly's                                                  09/30/2014         5.4%           No                No
   176       TJ Maxx                                                  08/31/2007        10.7%           No                No
   177       NAP                                                         NAP              NAP          Yes                Yes
   178       Bed Bath and Beyond                                      01/31/2012        11.2%           No                No
   179       Royal Deals                                              02/28/2015         5.7%           No                Yes
   180       NAP                                                         NAP              NAP           No                No
   181       InfoLogix                                                12/31/2011         6.3%           No                Yes

   182       NAP                                                         NAP              NAP           No                No
   183       NAP                                                         NAP              NAP           No                No
   184       NAP                                                         NAP              NAP           No                No
   185       NAP                                                         NAP              NAP           No                No
   186       NAP                                                         NAP              NAP           No                No
   187       NAP                                                         NAP              NAP           No                No
   188       NAP                                                         NAP              NAP           No                No
   189       NAP                                                         NAP              NAP           No                No
   190       NAP                                                         NAP              NAP           No                No
   191       NAP                                                         NAP              NAP           No                No
   192       NAP                                                         NAP              NAP           No                No
   193       NAP                                                         NAP              NAP           No                No
   194       NAP                                                         NAP              NAP           No                No
   195       NAP                                                         NAP              NAP           No                No
   196       NAP                                                         NAP              NAP           No                No
   197       NAP                                                         NAP              NAP           No                No
   198       NAP                                                         NAP              NAP           No                No
   199       NAP                                                         NAP              NAP           No                No
   200       NAP                                                         NAP              NAP           No                No
   201       NAP                                                         NAP              NAP           No                No
   202       NAP                                                         NAP              NAP           No                No
   203       NAP                                                         NAP              NAP           No                No
   204       NAP                                                         NAP              NAP           No                No
   205       NAP                                                         NAP              NAP           No                No
   206       NAP                                                         NAP              NAP           No                No
   207       NAP                                                         NAP              NAP           No                No
   208       NAP                                                         NAP              NAP           No                No
   209       NAP                                                         NAP              NAP           No                No
   210       NAP                                                         NAP              NAP           No                No
   211       NAP                                                         NAP              NAP           No                No
   212       NAP                                                         NAP              NAP           No                No
   213       NAP                                                         NAP              NAP           No                No
   214       NAP                                                         NAP              NAP           No                No
   215       NAP                                                         NAP              NAP           No                No
   216       NAP                                                         NAP              NAP           No                No
   217       NAP                                                         NAP              NAP           No                No
   218       NAP                                                         NAP              NAP           No                No
   219       NAP                                                         NAP              NAP           No                No
   220       NAP                                                         NAP              NAP           No                No
   221       NAP                                                         NAP              NAP           No                No
   222       NAP                                                         NAP              NAP           No                No
   223       NAP                                                         NAP              NAP           No                No
   224       NAP                                                         NAP              NAP           No                No
   225       NAP                                                         NAP              NAP           No                No
   226       NAP                                                         NAP              NAP           No                No
   227       NAP                                                         NAP              NAP           No                No
   228       NAP                                                         NAP              NAP           No                No
   229       NAP                                                         NAP              NAP           No                No
   230       NAP                                                         NAP              NAP           No                No
   231       NAP                                                         NAP              NAP           No                No
   232       NAP                                                         NAP              NAP           No                No
   233       NAP                                                         NAP              NAP           No                No
   234       NAP                                                         NAP              NAP           No                No
   235       NAP                                                         NAP              NAP           No                No
   236       NAP                                                         NAP              NAP           No                No
   237       NAP                                                         NAP              NAP           No                No
   238       NAP                                                         NAP              NAP           No                No
   239       NAP                                                         NAP              NAP           No                No
   240       NAP                                                         NAP              NAP           No                No
   241       NAP                                                         NAP              NAP           No                No
   242       NAP                                                         NAP              NAP           No                No
   243       NAP                                                         NAP              NAP           No                No
   244       NAP                                                         NAP              NAP           No                No
   245       NAP                                                         NAP              NAP           No                No
   246       NAP                                                         NAP              NAP           No                No
   247       NAP                                                         NAP              NAP           No                No
   248       NAP                                                         NAP              NAP           No                No
   249       NAP                                                         NAP              NAP           No                No
   250       NAP                                                         NAP              NAP           No                No
   251       NAP                                                         NAP              NAP           No                No
   252       NAP                                                         NAP              NAP           No                No
   253       NAP                                                         NAP              NAP           No                No
   254       NAP                                                         NAP              NAP           No                No
   255       NAP                                                         NAP              NAP           No                No
   256       NAP                                                         NAP              NAP           No                No
   257       NAP                                                         NAP              NAP           No                No
   258       NAP                                                         NAP              NAP           No                No
   259       NAP                                                         NAP              NAP           No                No
   260       NAP                                                         NAP              NAP           No                No
   261       NAP                                                         NAP              NAP           No                No
   262       NAP                                                         NAP              NAP           No                No
   263       NAP                                                         NAP              NAP           No                No
   264       NAP                                                         NAP              NAP           No                No
   265       NAP                                                         NAP              NAP           No                No
   266       NAP                                                         NAP              NAP           No                No
   267       NAP                                                         NAP              NAP           No                No
   268       NAP                                                         NAP              NAP           No                No
   269       NAP                                                         NAP              NAP           No                No
   270       NAP                                                         NAP              NAP           No                No
   271       NAP                                                         NAP              NAP           No                No
   272       NAP                                                         NAP              NAP           No                No
   273       NAP                                                         NAP              NAP           No                No
   274       NAP                                                         NAP              NAP           No                No
   275       NAP                                                         NAP              NAP           No                No
   276       NAP                                                         NAP              NAP           No                No
   277       NAP                                                         NAP              NAP           No                No
   278       NAP                                                         NAP              NAP           No                No
   279       NAP                                                         NAP              NAP           No                No
   280       NAP                                                         NAP              NAP           No                No
   281       NAP                                                         NAP              NAP           No                No
   282       NAP                                                         NAP              NAP           No                No
   283       NAP                                                         NAP              NAP           No                No
   284       NAP                                                         NAP              NAP           No                No
   285       NAP                                                         NAP              NAP           No                No
   286       NAP                                                         NAP              NAP           No                No
   287       NAP                                                         NAP              NAP           No                No
   288       NAP                                                         NAP              NAP           No                No
   289       NAP                                                         NAP              NAP           No                No
   290       NAP                                                         NAP              NAP           No                No
   291       NAP                                                         NAP              NAP           No                No
   292       NAP                                                         NAP              NAP           No                No
   293       NAP                                                         NAP              NAP           No                No
   294       NAP                                                         NAP              NAP           No                No
   295       NAP                                                         NAP              NAP           No                No
   296       NAP                                                         NAP              NAP           No                No
   297       NAP                                                         NAP              NAP           No                No
   298       NAP                                                         NAP              NAP           No                No
   299       NAP                                                         NAP              NAP           No                No
   300       NAP                                                         NAP              NAP           No                No
   301       NAP                                                         NAP              NAP           No                No
   302       NAP                                                         NAP              NAP           No                No
   303       NAP                                                         NAP              NAP           No                No
   304       NAP                                                         NAP              NAP           No                No
   305       NAP                                                         NAP              NAP           No                No
   306       NAP                                                         NAP              NAP           No                No
   307       NAP                                                         NAP              NAP           No                No
   308       NAP                                                         NAP              NAP           No                No
   309       NAP                                                         NAP              NAP           No                No
   310       NAP                                                         NAP              NAP           No                No
   311       NAP                                                         NAP              NAP           No                No
   312       NAP                                                         NAP              NAP           No                No
   313       NAP                                                         NAP              NAP           No                No
   314       NAP                                                         NAP              NAP           No                No
   315       NAP                                                         NAP              NAP           No                No
   316       NAP                                                         NAP              NAP           No                No
   317       NAP                                                         NAP              NAP           No                No
   318       NAP                                                         NAP              NAP           No                No
   319       NAP                                                         NAP              NAP           No                No
   320       NAP                                                         NAP              NAP           No                No
   321       NAP                                                         NAP              NAP           No                No
   322       NAP                                                         NAP              NAP           No                No
   323       NAP                                                         NAP              NAP           No                No
   324       NAP                                                         NAP              NAP           No                No
   325       NAP                                                         NAP              NAP           No                No
   326       NAP                                                         NAP              NAP           No                No
   327       NAP                                                         NAP              NAP           No                No
   328       NAP                                                         NAP              NAP           No                No
   329       NAP                                                         NAP              NAP           No                No
   330       NAP                                                         NAP              NAP           No                No
   331       NAP                                                         NAP              NAP           No                No
   332       NAP                                                         NAP              NAP           No                No
   333       NAP                                                         NAP              NAP           No                No
   334       NAP                                                         NAP              NAP           No                No
   335       NAP                                                         NAP              NAP           No                No
   336       NAP                                                         NAP              NAP           No                No
   337       NAP                                                         NAP              NAP           No                No
   338       NAP                                                         NAP              NAP           No                No
   339       NAP                                                         NAP              NAP           No                No
   340       NAP                                                         NAP              NAP           No                No
   341       NAP                                                         NAP              NAP           No                No
   342       NAP                                                         NAP              NAP           No                No
   343       NAP                                                         NAP              NAP           No                No
   344       NAP                                                         NAP              NAP           No                No
   345       NAP                                                         NAP              NAP           No                No
   346       NAP                                                         NAP              NAP           No                No
   347       NAP                                                         NAP              NAP           No                No
   348       NAP                                                         NAP              NAP           No                No
   349       NAP                                                         NAP              NAP           No                No
   350       NAP                                                         NAP              NAP           No                No
   351       NAP                                                         NAP              NAP           No                No
   352       NAP                                                         NAP              NAP           No                No
   353       NAP                                                         NAP              NAP           No                No
   354       NAP                                                         NAP              NAP           No                No
   355       NAP                                                         NAP              NAP           No                No
   356       NAP                                                         NAP              NAP           No                No
   357       NAP                                                         NAP              NAP           No                No
   358       NAP                                                         NAP              NAP           No                No
   359       NAP                                                         NAP              NAP           No                No
   360       NAP                                                         NAP              NAP           No                No
   361       NAP                                                         NAP              NAP           No                No
   362       NAP                                                         NAP              NAP           No                No
   363       NAP                                                         NAP              NAP           No                No
   364       NAP                                                         NAP              NAP           No                No
   365       NAP                                                         NAP              NAP           No                No
   366       NAP                                                         NAP              NAP           No                No
   367       NAP                                                         NAP              NAP           No                No
   368       NAP                                                         NAP              NAP           No                No
   369       NAP                                                         NAP              NAP           No                No
   370       NAP                                                         NAP              NAP           No                No
   371       NAP                                                         NAP              NAP           No                No
   372       NAP                                                         NAP              NAP           No                No
   373       NAP                                                         NAP              NAP           No                No
   374       Michaels Stores                                          02/28/2007         9.6%           No                Yes
   375       Western Appliance                                        04/30/2009         8.8%          Yes                Yes
   376       Tractor Supply                                           07/12/2014        10.1%           No                No
   377       OSWALD'S PHARMACY                                        04/30/2019         8.5%          Yes                Yes
   378       NAP                                                         NAP              NAP           No                No
   379       Swedish Health Services                                  06/30/2013        10.7%           No                Yes
   380       NAP                                                         NAP              NAP          Yes                Yes
   381       NAP                                                         NAP              NAP          Yes                Yes
   382       Staples, Inc.                                            09/30/2010        12.2%           No                Yes
   383       Ifidon                                                   11/30/2008         3.0%          Yes                Yes
   384       PCC Airfoils, Inc.                                       11/30/2005         8.2%          Yes                Yes
   385       Davids Bridal                                            11/30/2013         9.7%           No                Yes
   386       Flanders Corporation, Inc.                               03/31/2007        14.2%          Yes                Yes

   387       NAP                                                         NAP              NAP          Yes                Yes
   388       NAP                                                         NAP              NAP          Yes                Yes
   389       NAP                                                         NAP              NAP          Yes                Yes
   390       NAP                                                         NAP              NAP          Yes                Yes
   391       Sofa Express                                             01/31/2012        20.2%          Yes                Yes
   392       NAP                                                         NAP              NAP          Yes                Yes
   393       John Hancock Life Insurance Company                      11/30/2008         4.5%          Yes                Yes

   394       NAP                                                         NAP              NAP          Yes                Yes
   395       NAP                                                         NAP              NAP          Yes                Yes
   396       NAP                                                         NAP              NAP          Yes                Yes
   397       NAP                                                         NAP              NAP           No                Yes
   398       Weiss Money Management, Inc.                             05/16/2011        11.6%          Yes                Yes

   399       NAP                                                         NAP              NAP          Yes                Yes
   400       NAP                                                         NAP              NAP          Yes                Yes
   401       NAP                                                         NAP              NAP          Yes                Yes
   402       NAP                                                         NAP              NAP           No                No
   403       NAP                                                         NAP              NAP           No                Yes

   404       NAP                                                         NAP              NAP           No                No
   405       NAP                                                         NAP              NAP           No                No
   406       NAP                                                         NAP              NAP           No                No
   407       Wendy's                                                  05/31/2007         8.9%          Yes                Yes
   408       Milliman, Inc                                            02/28/2010         2.3%          Yes                Yes
   409       NAP                                                         NAP              NAP           No                Yes

   410       Title West, Inc.                                         06/30/2005        11.7%           No                No
   411       NAP                                                         NAP              NAP           No                No
   412       Finn, Luck, Stern & DelForge                             09/30/2007         6.2%           No                No
   413       HBT Construction of WI                                   02/29/2008         7.2%           No                No
   414       NAP                                                         NAP              NAP          Yes                Yes
   415       99 Cent Only                                             01/31/2007        17.1%          Yes                Yes
   416       NAP                                                         NAP              NAP          Yes                Yes
   417       NAP                                                         NAP              NAP           No                Yes
   418       NAP                                                         NAP              NAP           No                No
   419       Option Care Enterprises                                  08/31/2010         5.2%          Yes                Yes
   420       NAP                                                         NAP              NAP          Yes                Yes
   421       NAP                                                         NAP              NAP          Yes                Yes
   422       INCITED MEDIA LLC                                        12/31/2006         3.1%           No                Yes
   423       Applebees                                                12/31/2024        10.0%          Yes                Yes
   424       Union Bank                                               02/28/2009         9.1%          Yes                Yes
   425       Temo                                                     10/31/2005         2.3%           No                Yes
   426       Tagliaferri Enterprises                                  07/30/2011         4.9%           No                No
   427       Blockbuster, Inc.                                        10/31/2009         9.9%          Yes                Yes
   428       Dental Care Alliance                                     03/31/2010        14.9%           No                Yes
   429       NAP                                                         NAP              NAP           No                Yes
   430       99 Cents & Superstore                                    09/30/2010         4.4%          Yes                No
   431       Ross Stores, Inc.                                        01/31/2015        26.3%          Yes                Yes
   432       Miyoco Inc.                                              06/30/2011         6.2%           No                Yes
   433       Protocol Services, Inc.                                  09/30/2011         5.8%           No                Yes
   434       NAP                                                         NAP              NAP          Yes                Yes
   435       Floors Etc.                                              07/31/2007         6.7%          Yes                Yes
   436       NAP                                                         NAP              NAP           No                Yes
   437       NAP                                                         NAP              NAP           No                No

   438       NAP                                                         NAP              NAP           No                Yes
   439       NAP                                                         NAP              NAP           No                Yes
   440       NAP                                                         NAP              NAP          Yes                Yes
   441       Wasatch Bagel Cafe                                       01/14/2006        10.2%          Yes                Yes
   442       Novacare                                                 11/30/2009         5.0%          Yes                Yes
   443       Horn Associates, Inc                                     04/30/2007         5.9%          Yes                Yes
   444       Top Gun Black Belt                                       02/28/2010         8.1%          Yes                Yes
   445       NAP                                                         NAP              NAP           No                No
   446       NAP                                                         NAP              NAP          Yes                Yes
   447       Family Dollar                                            12/31/2008         6.8%          Yes                Yes
   448       Sutter Delta Medical Center                              02/28/2009        13.1%           No                Yes
   449       Gastrointestinal                                         07/31/2011         7.0%          Yes                Yes

   450       NAP                                                         NAP              NAP          Yes                Yes
   451       NAP                                                         NAP              NAP          Yes                Yes
   452       NAP                                                         NAP              NAP          Yes                Yes
   453       Keisling & Hess/Resistflam Corp.                         06/30/2005        12.1%          Yes                Yes
   454       PLCB                                                     07/31/2010         5.3%           No                No
   455       NAP                                                         NAP              NAP           No                Yes
   456       EasyFunding.com                                          09/08/2007         7.3%          Yes                No
   457       Gardner's Bedrooms                                       01/31/2010        13.4%           No                No
   458       NAP                                                         NAP              NAP           No                Yes
   459       Kong Bin Ni                                              10/31/2005         5.1%          Yes                Yes
   460       Togo's Eatery                                            06/30/2008         8.9%           No                Yes
   461       Dr. Suhattai Gamuerdsiri                                 04/14/2006         6.6%          Yes                Yes
   462       NAP                                                         NAP              NAP          Yes                Yes
   463       Ameriquest Mortgage Company                              08/31/2009         9.1%           No                Yes

   464       NAP                                                         NAP              NAP          Yes                Yes
   465       ICI Paints                                               01/31/2009        21.9%          Yes                Yes
   466       Blockbuster, Inc.                                        01/31/2010        10.0%          Yes                Yes
   467       Physical Therapy                                         02/28/2010        12.7%          Yes                Yes
   468       Foot Solutions                                           05/31/2009         3.3%           No                Yes
   469       Rheumatology Associates                                  05/31/2010        14.7%          Yes                Yes
   470       NAP                                                         NAP              NAP          Yes                Yes
   471       NAP                                                         NAP              NAP          Yes                Yes
   472       Jungyeon Choi & Yongjin Jeon                             03/17/2014         9.8%          Yes                Yes
   473       Twin Liquors                                             11/30/2006        12.5%           No                Yes
   474       GQ Men's Wear                                            05/31/2008        12.7%          Yes                Yes

   475       NAP                                                         NAP              NAP          Yes                Yes
   476       NAP                                                         NAP              NAP          Yes                Yes
   477       NAP                                                         NAP              NAP          Yes                Yes
   478       NAP                                                         NAP              NAP          Yes                Yes
   479       NAP                                                         NAP              NAP          Yes                Yes
   480       NAP                                                         NAP              NAP          Yes                Yes
   481       Planned Parenthood of Metropolitan Washington, D.C       10/31/2005         8.1%          Yes                Yes
   482       NAP                                                         NAP              NAP          Yes                Yes
   483       A&L Beauty Supply                                        05/31/2009         6.0%           No                Yes
   484       The Cole Center                                          11/30/2011        11.4%           No                Yes
   485       Nationwide Vision                                        12/30/2012         9.8%          Yes                Yes
   486       NAP                                                         NAP              NAP          Yes                Yes
   487       PMG                                                      09/30/2009        27.7%          Yes                Yes
   488       NAP                                                         NAP              NAP          Yes                Yes
   489       Freedom Medical Supply and Equipment                     02/28/2010         9.9%           No                Yes
   490       CVM Annex Associates LLC                                 03/31/2032        12.6%           No                No
   491       NAP                                                         NAP              NAP          Yes                Yes
   492       NAP                                                         NAP              NAP           No                No
   493       Metzger Pain Management                                  02/28/2010        11.8%          Yes                Yes
   494       NAP                                                         NAP              NAP          Yes                Yes
   495       Payless Shoe Source                                      07/31/2007         5.1%          Yes                Yes
   496       A.T. Merovich and Associates, Inc.                       09/30/2009        11.6%          Yes                Yes

   497       NAP                                                         NAP              NAP          Yes                Yes
   498       NAP                                                         NAP              NAP          Yes                Yes
   499       Daddios                                                  11/24/2007        10.4%          Yes                Yes
   500       TIMELESS SKIN                                            02/13/2010         8.9%           No                Yes
   501       Sinclair Dance Company                                   03/31/2008         8.4%          Yes                Yes
   502       Coffee Beanery                                           01/31/2009        11.3%          Yes                Yes
   503       Hillyard                                                 12/01/2010        19.3%          Yes                Yes
   504       NAP                                                         NAP              NAP           No                No
   505       NAP                                                         NAP              NAP           No                No
   506       Navy Recruiting                                          08/31/2007         7.1%           No                Yes
   507       Brazosland Realty                                        06/14/2007        14.9%          Yes                Yes

   508       NAP                                                         NAP              NAP           No                No
   509       NAP                                                         NAP              NAP           No                No
   510       NAP                                                         NAP              NAP           No                No
   511       NAP                                                         NAP              NAP           No                No
   512       NAP                                                         NAP              NAP           No                No
   513       NAP                                                         NAP              NAP           No                No
   514       NAP                                                         NAP              NAP           No                No
   515       Starbucks                                                05/31/2009        11.5%          Yes                Yes
   516       Sprint Minnesota                                         03/31/2010        13.9%          Yes                Yes
   517       NAP                                                         NAP              NAP           No                No
   518       Curves for Women                                         10/14/2007         7.4%          Yes                Yes
   519       NAP                                                         NAP              NAP           No                No
   520       NAP                                                         NAP              NAP          Yes                Yes
   521       Southwest Network, Inc.                                  02/28/2006        12.5%          Yes                Yes
   522       NAP                                                         NAP              NAP           No                No
   523       NAP                                                         NAP              NAP          Yes                Yes
   524       NAP                                                         NAP              NAP           No                Yes
   525       NAP                                                         NAP              NAP          Yes                Yes
   526       Jamul General Store                                      09/30/2008        12.4%          Yes                Yes
   527       NAP                                                         NAP              NAP          Yes                Yes
   528       NAP                                                         NAP              NAP           No                No
   529       NAP                                                         NAP              NAP          Yes                Yes
   530       NAP                                                         NAP              NAP           No                No
   531       Corporate Turbines                                       10/31/2009        10.7%          Yes                Yes
   532       NAP                                                         NAP              NAP          Yes                Yes
   533       Spectral Inc.                                            08/01/2006        23.6%           No                Yes
   534       NAP                                                         NAP              NAP           No                No
   535       NAP                                                         NAP              NAP          Yes                Yes
   536       Park Avenue Bank                                         05/31/2009        18.2%          Yes                Yes
   537       EB Games                                                 08/10/2008        12.1%          Yes                Yes
   538       NAP                                                         NAP              NAP           No                No
   539       DIVERSIFIED DRAPERY PRODUCT                              04/30/2006         9.7%          Yes                Yes
   540       The Fitting Stool                                        03/15/2014        25.0%          Yes                Yes
   541       CBA Builders d/b/a Trussco Sales                         03/31/2006         5.2%           No                No
   542       NAP                                                         NAP              NAP          Yes                Yes
   543       Quizno                                                   06/30/2015        15.3%          Yes                Yes
   544       NAP                                                         NAP              NAP          Yes                Yes
   545       Radio Shack                                              11/30/2008        14.4%           No                No
   546       Paine Webber Incorporated                                09/30/2011        15.8%          Yes                Yes
   547       Claudia's Closet                                         01/31/2006        17.0%          Yes                Yes
   548       Palmetto Park Title                                      12/31/2005        14.9%          Yes                Yes
   549       Little Caesars                                           09/30/2008        21.4%          Yes                Yes




------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE   CAPITAL EXPENDITURE           TI/LC                                               OTHER
LOAN NO.   ESCROW IN PLACE(14)    ESCROW IN PLACE(15)                                ESCROW DESCRIPTION(16)
------------------------------------------------------------------------------------------------------------------------------------

    1              No                      No                                                 NAP
    2              Yes                    Yes                                                 NAP

    3              Yes                     No                                                 NAP
    4              Yes                     No                                                 NAP
    5              Yes                     No                                                 NAP
    6              Yes                     No                                                 NAP
    7              Yes                     No                                                 NAP
    8              Yes                     No                                                 NAP
    9              Yes                     No                                                 NAP
   10              Yes                     No                                                 NAP
   11              Yes                     No                                                 NAP
   12              Yes                     No                                                 NAP
   13              Yes                     No                                                 NAP
   14              Yes                     No                                                 NAP
   15              Yes                     No                                                 NAP
   16              Yes                     No                                                 NAP
   17              Yes                     No                                                 NAP
   18              Yes                     No                                                 NAP
   19              Yes                     No                                                 NAP
   20              Yes                     No                                                 NAP
   21              Yes                     No                                                 NAP
   22              Yes                     No                                                 NAP
   23              Yes                     No                                                 NAP
   24              Yes                     No                                                 NAP
   25              Yes                     No                                                 NAP
   26              Yes                     No                                                 NAP
   27              Yes                     No                                                 NAP
   28              Yes                     No                                                 NAP
   29              Yes                     No                                                 NAP
   30              Yes                     No                                                 NAP
   31              Yes                     No                                                 NAP
   32              Yes                     No                                                 NAP
   33              Yes                     No                                                 NAP
   34              Yes                     No                                                 NAP
   35              Yes                     No                                                 NAP
   36              Yes                     No                                                 NAP
   37              Yes                     No                                                 NAP
   38              Yes                     No                                                 NAP
   39              Yes                     No                                                 NAP
   40              Yes                     No                                                 NAP
   41              Yes                     No                                                 NAP
   42              Yes                     No                                                 NAP
   43              Yes                     No                                                 NAP
   44              Yes                     No                                                 NAP
   45              Yes                     No                                                 NAP
   46              Yes                     No                                                 NAP
   47              Yes                     No                                                 NAP
   48              Yes                     No                                                 NAP
   49              Yes                     No                                                 NAP
   50              Yes                     No                                                 NAP
   51              Yes                     No                                                 NAP
   52              Yes                     No                                                 NAP
   53              Yes                     No                                                 NAP
   54              Yes                     No                                                 NAP
   55              Yes                     No                                                 NAP
   56              Yes                     No                                                 NAP
   57              Yes                     No                                                 NAP
   58              Yes                     No                                                 NAP
   59              Yes                     No                                                 NAP
   60              Yes                     No                                                 NAP
   61              Yes                     No                                                 NAP
   62              Yes                     No                                                 NAP
   63              Yes                     No                                                 NAP
   64              Yes                     No                                                 NAP
   65              Yes                     No                                                 NAP
   66              Yes                     No                                                 NAP
   67              Yes                     No                                                 NAP
   68              Yes                     No                                                 NAP
   69              Yes                     No                                                 NAP
   70              Yes                     No                                                 NAP
   71              Yes                     No                                                 NAP
   72              Yes                     No                                                 NAP
   73              Yes                     No                                                 NAP
   74              Yes                     No                                                 NAP
   75              Yes                     No                                                 NAP
   76              Yes                     No                                                 NAP
   77              Yes                     No                                                 NAP
   78              Yes                     No                                                 NAP
   79              Yes                     No                                                 NAP
   80              Yes                     No                                                 NAP
   81              Yes                     No                                                 NAP
   82              Yes                     No                                                 NAP
   83              Yes                     No                                                 NAP
   84              Yes                     No                                                 NAP
   85              Yes                     No                                                 NAP
   86              Yes                     No                                                 NAP
   87              Yes                     No                                                 NAP
   88              Yes                     No                                                 NAP
   89              Yes                     No                                                 NAP
   90              Yes                     No                                                 NAP
   91              Yes                     No                                                 NAP
   92              Yes                     No                                                 NAP
   93              Yes                     No                                                 NAP
   94              Yes                     No                                                 NAP
   95              Yes                     No                                                 NAP
   96              Yes                     No                                                 NAP
   97              Yes                     No                                                 NAP
   98              Yes                     No                                                 NAP
   99              Yes                     No                                                 NAP
   100             Yes                     No                                                 NAP
   101             Yes                     No                                                 NAP
   102             Yes                     No                                                 NAP
   103             Yes                     No                                                 NAP
   104             Yes                     No                                                 NAP
   105             Yes                     No                                                 NAP
   106             Yes                     No                                                 NAP
   107             Yes                     No                                                 NAP
   108             Yes                     No                                                 NAP
   109             Yes                     No                                                 NAP
   110             Yes                     No                                                 NAP
   111             Yes                     No                                                 NAP
   112             Yes                     No                                                 NAP
   113             Yes                     No                                                 NAP
   114             Yes                     No                                                 NAP
   115             Yes                     No                                                 NAP
   116             Yes                     No                                                 NAP
   117             Yes                     No                                                 NAP
   118             Yes                     No                                                 NAP
   119             Yes                     No                                                 NAP
   120             Yes                     No                                                 NAP
   121             Yes                     No                                                 NAP
   122             Yes                     No                                                 NAP
   123             Yes                     No                                                 NAP
   124             Yes                     No                                                 NAP
   125             Yes                     No                                                 NAP
   126             Yes                     No                                                 NAP
   127             Yes                     No                                                 NAP
   128             Yes                     No                                                 NAP
   129             Yes                     No                                                 NAP
   130             Yes                     No                                                 NAP
   131             Yes                     No                                                 NAP
   132             Yes                     No                                                 NAP
   133             Yes                     No                                                 NAP
   134             Yes                     No                                                 NAP
   135             Yes                     No                                                 NAP
   136             Yes                     No                                                 NAP
   137             Yes                     No                                                 NAP
   138             Yes                     No                                                 NAP
   139             Yes                     No                                                 NAP
   140             Yes                     No                                                 NAP
   141             Yes                     No                                                 NAP
   142             Yes                     No                                                 NAP
   143             Yes                     No                                                 NAP
   144             Yes                     No                                                 NAP
   145             Yes                     No                                                 NAP
   146             Yes                     No                                                 NAP
   147             Yes                     No                                                 NAP
   148             Yes                     No                                                 NAP
   149             Yes                     No                                                 NAP
   150             Yes                     No                                                 NAP
   151             Yes                     No                                                 NAP
   152             Yes                     No                                                 NAP
   153             Yes                     No                                                 NAP
   154             Yes                     No                                                 NAP
   155             Yes                     No                                                 NAP
   156             Yes                     No                                                 NAP
   157             Yes                     No                                                 NAP
   158             Yes                     No                                                 NAP
   159             Yes                     No                                                 NAP
   160             Yes                     No                                                 NAP
   161             Yes                     No                                                 NAP
   162             Yes                     No                                                 NAP
   163             Yes                     No                                                 NAP
   164             No                      No                                                 NAP
   165             No                      No                                         Ground Rent Reserve

   166             No                      No                                                 NAP
   167             No                      No                                                 NAP
   168             No                      No                                                 NAP
   169             No                      No                                                 NAP
   170             No                      No                                                 NAP
   171             No                      No                                                 NAP
   172             No                     Yes                          Benjy's Escrow ($100,000); Rent Deposit ($312,500)
   173             No                      No                                                 NAP
   174             Yes                    Yes                                                 NAP
   175             Yes                    Yes                                                 NAP
   176             No                      No                                                 NAP
   177             Yes                     No                                         Summer Rent Reserve
   178             No                      No                                                 NAP
   179             Yes                    Yes                                     Friendly/Taco Bell Holdback
   180             No                      No                                                 NAP
   181             Yes                    Yes                                           Earnout Holdback

   182             No                      No                             Debt Service / Franchise Tenant Rent Impound
   183             No                      No                             Debt Service / Franchise Tenant Rent Impound
   184             No                      No                             Debt Service / Franchise Tenant Rent Impound
   185             No                      No                             Debt Service / Franchise Tenant Rent Impound
   186             No                      No                             Debt Service / Franchise Tenant Rent Impound
   187             No                      No                             Debt Service / Franchise Tenant Rent Impound
   188             No                      No                             Debt Service / Franchise Tenant Rent Impound
   189             No                      No                             Debt Service / Franchise Tenant Rent Impound
   190             No                      No                             Debt Service / Franchise Tenant Rent Impound
   191             No                      No                             Debt Service / Franchise Tenant Rent Impound
   192             No                      No                             Debt Service / Franchise Tenant Rent Impound
   193             No                      No                             Debt Service / Franchise Tenant Rent Impound
   194             No                      No                             Debt Service / Franchise Tenant Rent Impound
   195             No                      No                             Debt Service / Franchise Tenant Rent Impound
   196             No                      No                             Debt Service / Franchise Tenant Rent Impound
   197             No                      No                             Debt Service / Franchise Tenant Rent Impound
   198             No                      No                             Debt Service / Franchise Tenant Rent Impound
   199             No                      No                             Debt Service / Franchise Tenant Rent Impound
   200             No                      No                             Debt Service / Franchise Tenant Rent Impound
   201             No                      No                             Debt Service / Franchise Tenant Rent Impound
   202             No                      No                             Debt Service / Franchise Tenant Rent Impound
   203             No                      No                             Debt Service / Franchise Tenant Rent Impound
   204             No                      No                             Debt Service / Franchise Tenant Rent Impound
   205             No                      No                             Debt Service / Franchise Tenant Rent Impound
   206             No                      No                             Debt Service / Franchise Tenant Rent Impound
   207             No                      No                             Debt Service / Franchise Tenant Rent Impound
   208             No                      No                             Debt Service / Franchise Tenant Rent Impound
   209             No                      No                             Debt Service / Franchise Tenant Rent Impound
   210             No                      No                             Debt Service / Franchise Tenant Rent Impound
   211             No                      No                             Debt Service / Franchise Tenant Rent Impound
   212             No                      No                             Debt Service / Franchise Tenant Rent Impound
   213             No                      No                             Debt Service / Franchise Tenant Rent Impound
   214             No                      No                             Debt Service / Franchise Tenant Rent Impound
   215             No                      No                             Debt Service / Franchise Tenant Rent Impound
   216             No                      No                             Debt Service / Franchise Tenant Rent Impound
   217             No                      No                             Debt Service / Franchise Tenant Rent Impound
   218             No                      No                             Debt Service / Franchise Tenant Rent Impound
   219             No                      No                             Debt Service / Franchise Tenant Rent Impound
   220             No                      No                             Debt Service / Franchise Tenant Rent Impound
   221             No                      No                             Debt Service / Franchise Tenant Rent Impound
   222             No                      No                             Debt Service / Franchise Tenant Rent Impound
   223             No                      No                             Debt Service / Franchise Tenant Rent Impound
   224             No                      No                             Debt Service / Franchise Tenant Rent Impound
   225             No                      No                             Debt Service / Franchise Tenant Rent Impound
   226             No                      No                             Debt Service / Franchise Tenant Rent Impound
   227             No                      No                             Debt Service / Franchise Tenant Rent Impound
   228             No                      No                             Debt Service / Franchise Tenant Rent Impound
   229             No                      No                             Debt Service / Franchise Tenant Rent Impound
   230             No                      No                             Debt Service / Franchise Tenant Rent Impound
   231             No                      No                             Debt Service / Franchise Tenant Rent Impound
   232             No                      No                             Debt Service / Franchise Tenant Rent Impound
   233             No                      No                             Debt Service / Franchise Tenant Rent Impound
   234             No                      No                             Debt Service / Franchise Tenant Rent Impound
   235             No                      No                             Debt Service / Franchise Tenant Rent Impound
   236             No                      No                             Debt Service / Franchise Tenant Rent Impound
   237             No                      No                             Debt Service / Franchise Tenant Rent Impound
   238             No                      No                             Debt Service / Franchise Tenant Rent Impound
   239             No                      No                             Debt Service / Franchise Tenant Rent Impound
   240             No                      No                             Debt Service / Franchise Tenant Rent Impound
   241             No                      No                             Debt Service / Franchise Tenant Rent Impound
   242             No                      No                             Debt Service / Franchise Tenant Rent Impound
   243             No                      No                             Debt Service / Franchise Tenant Rent Impound
   244             No                      No                             Debt Service / Franchise Tenant Rent Impound
   245             No                      No                             Debt Service / Franchise Tenant Rent Impound
   246             No                      No                             Debt Service / Franchise Tenant Rent Impound
   247             No                      No                             Debt Service / Franchise Tenant Rent Impound
   248             No                      No                             Debt Service / Franchise Tenant Rent Impound
   249             No                      No                             Debt Service / Franchise Tenant Rent Impound
   250             No                      No                             Debt Service / Franchise Tenant Rent Impound
   251             No                      No                             Debt Service / Franchise Tenant Rent Impound
   252             No                      No                             Debt Service / Franchise Tenant Rent Impound
   253             No                      No                             Debt Service / Franchise Tenant Rent Impound
   254             No                      No                             Debt Service / Franchise Tenant Rent Impound
   255             No                      No                             Debt Service / Franchise Tenant Rent Impound
   256             No                      No                             Debt Service / Franchise Tenant Rent Impound
   257             No                      No                             Debt Service / Franchise Tenant Rent Impound
   258             No                      No                             Debt Service / Franchise Tenant Rent Impound
   259             No                      No                             Debt Service / Franchise Tenant Rent Impound
   260             No                      No                             Debt Service / Franchise Tenant Rent Impound
   261             No                      No                             Debt Service / Franchise Tenant Rent Impound
   262             No                      No                             Debt Service / Franchise Tenant Rent Impound
   263             No                      No                             Debt Service / Franchise Tenant Rent Impound
   264             No                      No                             Debt Service / Franchise Tenant Rent Impound
   265             No                      No                             Debt Service / Franchise Tenant Rent Impound
   266             No                      No                             Debt Service / Franchise Tenant Rent Impound
   267             No                      No                             Debt Service / Franchise Tenant Rent Impound
   268             No                      No                             Debt Service / Franchise Tenant Rent Impound
   269             No                      No                             Debt Service / Franchise Tenant Rent Impound
   270             No                      No                             Debt Service / Franchise Tenant Rent Impound
   271             No                      No                             Debt Service / Franchise Tenant Rent Impound
   272             No                      No                             Debt Service / Franchise Tenant Rent Impound
   273             No                      No                             Debt Service / Franchise Tenant Rent Impound
   274             No                      No                             Debt Service / Franchise Tenant Rent Impound
   275             No                      No                             Debt Service / Franchise Tenant Rent Impound
   276             No                      No                             Debt Service / Franchise Tenant Rent Impound
   277             No                      No                             Debt Service / Franchise Tenant Rent Impound
   278             No                      No                             Debt Service / Franchise Tenant Rent Impound
   279             No                      No                             Debt Service / Franchise Tenant Rent Impound
   280             No                      No                             Debt Service / Franchise Tenant Rent Impound
   281             No                      No                             Debt Service / Franchise Tenant Rent Impound
   282             No                      No                             Debt Service / Franchise Tenant Rent Impound
   283             No                      No                             Debt Service / Franchise Tenant Rent Impound
   284             No                      No                             Debt Service / Franchise Tenant Rent Impound
   285             No                      No                             Debt Service / Franchise Tenant Rent Impound
   286             No                      No                             Debt Service / Franchise Tenant Rent Impound
   287             No                      No                             Debt Service / Franchise Tenant Rent Impound
   288             No                      No                             Debt Service / Franchise Tenant Rent Impound
   289             No                      No                             Debt Service / Franchise Tenant Rent Impound
   290             No                      No                             Debt Service / Franchise Tenant Rent Impound
   291             No                      No                             Debt Service / Franchise Tenant Rent Impound
   292             No                      No                             Debt Service / Franchise Tenant Rent Impound
   293             No                      No                             Debt Service / Franchise Tenant Rent Impound
   294             No                      No                             Debt Service / Franchise Tenant Rent Impound
   295             No                      No                             Debt Service / Franchise Tenant Rent Impound
   296             No                      No                             Debt Service / Franchise Tenant Rent Impound
   297             No                      No                             Debt Service / Franchise Tenant Rent Impound
   298             No                      No                             Debt Service / Franchise Tenant Rent Impound
   299             No                      No                             Debt Service / Franchise Tenant Rent Impound
   300             No                      No                             Debt Service / Franchise Tenant Rent Impound
   301             No                      No                             Debt Service / Franchise Tenant Rent Impound
   302             No                      No                             Debt Service / Franchise Tenant Rent Impound
   303             No                      No                             Debt Service / Franchise Tenant Rent Impound
   304             No                      No                             Debt Service / Franchise Tenant Rent Impound
   305             No                      No                             Debt Service / Franchise Tenant Rent Impound
   306             No                      No                             Debt Service / Franchise Tenant Rent Impound
   307             No                      No                             Debt Service / Franchise Tenant Rent Impound
   308             No                      No                             Debt Service / Franchise Tenant Rent Impound
   309             No                      No                             Debt Service / Franchise Tenant Rent Impound
   310             No                      No                             Debt Service / Franchise Tenant Rent Impound
   311             No                      No                             Debt Service / Franchise Tenant Rent Impound
   312             No                      No                             Debt Service / Franchise Tenant Rent Impound
   313             No                      No                             Debt Service / Franchise Tenant Rent Impound
   314             No                      No                             Debt Service / Franchise Tenant Rent Impound
   315             No                      No                             Debt Service / Franchise Tenant Rent Impound
   316             No                      No                             Debt Service / Franchise Tenant Rent Impound
   317             No                      No                             Debt Service / Franchise Tenant Rent Impound
   318             No                      No                             Debt Service / Franchise Tenant Rent Impound
   319             No                      No                             Debt Service / Franchise Tenant Rent Impound
   320             No                      No                             Debt Service / Franchise Tenant Rent Impound
   321             No                      No                             Debt Service / Franchise Tenant Rent Impound
   322             No                      No                             Debt Service / Franchise Tenant Rent Impound
   323             No                      No                             Debt Service / Franchise Tenant Rent Impound
   324             No                      No                             Debt Service / Franchise Tenant Rent Impound
   325             No                      No                             Debt Service / Franchise Tenant Rent Impound
   326             No                      No                             Debt Service / Franchise Tenant Rent Impound
   327             No                      No                             Debt Service / Franchise Tenant Rent Impound
   328             No                      No                             Debt Service / Franchise Tenant Rent Impound
   329             No                      No                             Debt Service / Franchise Tenant Rent Impound
   330             No                      No                             Debt Service / Franchise Tenant Rent Impound
   331             No                      No                             Debt Service / Franchise Tenant Rent Impound
   332             No                      No                             Debt Service / Franchise Tenant Rent Impound
   333             No                      No                             Debt Service / Franchise Tenant Rent Impound
   334             No                      No                             Debt Service / Franchise Tenant Rent Impound
   335             No                      No                             Debt Service / Franchise Tenant Rent Impound
   336             No                      No                             Debt Service / Franchise Tenant Rent Impound
   337             No                      No                             Debt Service / Franchise Tenant Rent Impound
   338             No                      No                             Debt Service / Franchise Tenant Rent Impound
   339             No                      No                             Debt Service / Franchise Tenant Rent Impound
   340             No                      No                             Debt Service / Franchise Tenant Rent Impound
   341             No                      No                             Debt Service / Franchise Tenant Rent Impound
   342             No                      No                             Debt Service / Franchise Tenant Rent Impound
   343             No                      No                             Debt Service / Franchise Tenant Rent Impound
   344             No                      No                             Debt Service / Franchise Tenant Rent Impound
   345             No                      No                             Debt Service / Franchise Tenant Rent Impound
   346             No                      No                             Debt Service / Franchise Tenant Rent Impound
   347             No                      No                             Debt Service / Franchise Tenant Rent Impound
   348             No                      No                             Debt Service / Franchise Tenant Rent Impound
   349             No                      No                             Debt Service / Franchise Tenant Rent Impound
   350             No                      No                             Debt Service / Franchise Tenant Rent Impound
   351             No                      No                             Debt Service / Franchise Tenant Rent Impound
   352             No                      No                             Debt Service / Franchise Tenant Rent Impound
   353             No                      No                             Debt Service / Franchise Tenant Rent Impound
   354             No                      No                             Debt Service / Franchise Tenant Rent Impound
   355             No                      No                             Debt Service / Franchise Tenant Rent Impound
   356             No                      No                             Debt Service / Franchise Tenant Rent Impound
   357             No                      No                             Debt Service / Franchise Tenant Rent Impound
   358             No                      No                             Debt Service / Franchise Tenant Rent Impound
   359             No                      No                             Debt Service / Franchise Tenant Rent Impound
   360             No                      No                             Debt Service / Franchise Tenant Rent Impound
   361             No                      No                             Debt Service / Franchise Tenant Rent Impound
   362             No                      No                             Debt Service / Franchise Tenant Rent Impound
   363             No                      No                             Debt Service / Franchise Tenant Rent Impound
   364             No                      No                             Debt Service / Franchise Tenant Rent Impound
   365             No                      No                             Debt Service / Franchise Tenant Rent Impound
   366             No                      No                             Debt Service / Franchise Tenant Rent Impound
   367             No                      No                             Debt Service / Franchise Tenant Rent Impound
   368             No                      No                             Debt Service / Franchise Tenant Rent Impound
   369             No                      No                             Debt Service / Franchise Tenant Rent Impound
   370             No                      No                             Debt Service / Franchise Tenant Rent Impound
   371             No                      No                             Debt Service / Franchise Tenant Rent Impound
   372             No                      No                             Debt Service / Franchise Tenant Rent Impound
   373             No                      No                             Debt Service / Franchise Tenant Rent Impound
   374             Yes                    Yes                                           Leasing Holdback
   375             Yes                    Yes                                                 NAP
   376             Yes                    Yes                                          Shop Rite Reserve
   377             No                      No                                                 NAP
   378             Yes                     No                                                 NAP
   379             Yes                    Yes                                                 NAP
   380             Yes                     No                                         Renovation Holdback
   381             Yes                     No                                                 NAP
   382             No                      No                                             Sears Escrow
   383             Yes                     No                                           Holdback Reserve
   384             Yes                    Yes                                                 NAP
   385             Yes                     No                                          Occupancy Reserve
   386             Yes                     No                                                 NAP

   387             Yes                     No                                         Seasonality Reserve
   388             Yes                     No                                         Seasonality Reserve
   389             Yes                     No                                         Seasonality Reserve
   390             Yes                     No                                         Seasonality Reserve
   391             Yes                    Yes                                                 NAP
   392             Yes                     No                                                 NAP
   393             Yes                    Yes                                                 NAP

   394             Yes                     No                                         Seasonality Reserve
   395             Yes                     No                                         Seasonality Reserve
   396             Yes                     No                                         Seasonality Reserve
   397             Yes                     No                                                 NAP
   398             Yes                    Yes                      Ryan Beck ($2,676,000 LOC); Debt Service Reserve ($86,490)

   399             Yes                     No                                         Seasonality Reserve
   400             Yes                     No                                         Seasonality Reserve
   401             Yes                     No                                         Seasonality Reserve
   402             Yes                     No                                                 NAP
   403             Yes                     No                                                 NAP

   404             No                      No                                                 NAP
   405             No                      No                                                 NAP
   406             No                      No                                                 NAP
   407             Yes                    Yes                                     Renovation Holdback Reserve
   408             Yes                    Yes                                       Leasing Holdback Reserve
   409             Yes                     No                                                 NAP

   410             No                      No                                                 NAP
   411             No                      No                                                 NAP
   412             No                      No                                                 NAP
   413             No                      No                                                 NAP
   414             Yes                     No                                                 NAP
   415             Yes                    Yes                                                 NAP
   416             Yes                     No                                                 NAP
   417             Yes                     No                                                 NAP
   418             Yes                    Yes                                                 NAP
   419             Yes                    Yes                                           Holdback Reserve
   420             Yes                    Yes                                                 NAP
   421             Yes                     No                                                 NAP
   422             Yes                    Yes                                                 NAP
   423             No                     Yes              Occupancy Holdback Reserve ($22464); Meiko's Fitness Holdback Reserve
                                                                        ($35,964); TI/SI/PI Costs Holdback Reserve ($125,293)
   424             Yes                    Yes                                            Petco Holdback
   425             Yes                    Yes                                                 NAP
   426             No                      No                                                 NAP
   427             Yes                    Yes             Blockbuster Reserve ($50,000); Porch & Patio Reserve ($82,000); Daswahi &
                                                                  Sons Escrow ($225,000); Cardio Express Escrow ($51,008.52)
   428             No                      No                                                 NAP
   429             Yes                     No                                                 NAP
   430             No                      No                                                 NAP
   431             Yes                    Yes                                                 NAP
   432             Yes                    Yes                                          Suite 810 Holdback
   433             No                     Yes                                        Protocol Lease Escrow
   434             Yes                     No                                                 NAP
   435             Yes                    Yes                                                 NAP
   436             Yes                    Yes                                                 NAP
   437             No                      No                                                 NAP

   438             Yes                     No                                                 NAP
   439             Yes                     No                                                 NAP
   440             Yes                     No                                                 NAP
   441             No                     Yes                                                 NAP
   442             Yes                    Yes                                               Holdback
   443             Yes                    Yes                                                 NAP
   444             Yes                    Yes                                       Holdback for new tenants
   445             Yes                     No                                                 NAP
   446             No                      No                                                 NAP
   447             Yes                    Yes                                                 NAP
   448             Yes                    Yes                                                 NAP
   449             Yes                    Yes                                                 NAP

   450             Yes                     No                                                 NAP
   451             Yes                     No                                                 NAP
   452             Yes                    Yes                                                 NAP
   453             Yes                    Yes                                                 NAP
   454             Yes                    Yes                                                 NAP
   455             Yes                     No                                                 NAP
   456             Yes                    Yes                          Lease-Up / Resizing Impound / Additional Loan Fee
   457             Yes                    Yes                                                 NAP
   458             No                      No                                                 NAP
   459             Yes                    Yes                                                 NAP
   460             Yes                    Yes                                                 NAP
   461             Yes                    Yes                                           Holdback Reserve
   462             Yes                     No                                                 NAP
   463             Yes                    Yes                                       Executive Suites Reserve

   464             Yes                    Yes                                                 NAP
   465             Yes                    Yes                                                 NAP
   466             Yes                    Yes                                                 NAP
   467             Yes                    Yes                                                 NAP
   468             Yes                    Yes                                                 NAP
   469             Yes                    Yes                                                 NAP
   470             Yes                     No                                                 NAP
   471             No                      No                                                 NAP
   472             Yes                    Yes                                                 NAP
   473             Yes                    Yes                                                 NAP
   474             Yes                    Yes                                                 NAP

   475             Yes                     No                                            Tenant Reserve
   476             Yes                     No                                            Tenant Reserve
   477             Yes                     No                                            Tenant Reserve
   478             Yes                     No                                            Tenant Reserve
   479             Yes                     No                                            Tenant Reserve
   480             Yes                     No                                            Tenant Reserve
   481             Yes                    Yes                                         Vacant Space Reserve
   482             No                      No                                                 NAP
   483             Yes                    Yes                                                 NAP
   484             Yes                    Yes                                                 NAP
   485             Yes                    Yes                                                 NAP
   486             Yes                     No                                                 NAP
   487             Yes                     No                                      Excess Cash Sweep Reserve
   488             Yes                     No                                                 NAP
   489             Yes                    Yes                                                 NAP
   490             Yes                    Yes                                                 NAP
   491             Yes                     No                                                 NAP
   492             Yes                     No                                                 NAP
   493             Yes                    Yes                                            Tenant Reserve
   494             Yes                     No                                                 NAP
   495             Yes                    Yes                                                 NAP
   496             Yes                    Yes                                                 NAP

   497             Yes                     No                                               Holdback
   498             Yes                     No                                               Holdback
   499             Yes                    Yes                                     Tax lot Separation Holdback
   500             No                      No                                                 NAP
   501             Yes                    Yes                                             MTM Reserve
   502             Yes                     No                                      Excess Cash Sweep Reserve
   503             Yes                    Yes                                                 NAP
   504             No                      No                                                 NAP
   505             No                      No                                                 NAP
   506             No                     Yes                                                 NAP
   507             Yes                    Yes                                                 NAP

   508             Yes                    Yes                                                 NAP
   509             Yes                    Yes                                                 NAP
   510             Yes                    Yes                                                 NAP
   511             Yes                    Yes                                                 NAP
   512             Yes                    Yes                                                 NAP
   513             Yes                    Yes                                                 NAP
   514             Yes                    Yes                                                 NAP
   515             No                     Yes                                                 NAP
   516             Yes                    Yes                                          Occupancy Impound
   517             No                      No                                                 NAP
   518             Yes                    Yes                                                 NAP
   519             No                      No                                                 NAP
   520             Yes                     No                                                 NAP
   521             Yes                    Yes                                                 NAP
   522             Yes                     No                                                 NAP
   523             Yes                    Yes                                                 NAP
   524             Yes                     No                                       Leasing Collateral Acct
   525             Yes                     No                                                 NAP
   526             Yes                    Yes                                                 NAP
   527             Yes                     No                                                 NAP
   528             No                      No                                                 NAP
   529             Yes                     No                                                 NAP
   530             No                      No                                                 NAP
   531             Yes                    Yes                                                 NAP
   532             Yes                     No                                                 NAP
   533             Yes                    Yes                                                 NAP
   534             No                      No                                                 NAP
   535             Yes                     No                                         Debt Service reserve
   536             Yes                    Yes                                                 NAP
   537             Yes                    Yes                                        Radio Shack; Randstad
   538             No                      No                                                 NAP
   539             Yes                    Yes                                                 NAP
   540             Yes                    Yes                                                 NAP
   541             Yes                     No                                                 NAP
   542             Yes                     No                                                 NAP
   543             No                      No                                         Debt Service reserve
   544             Yes                     No                                                 NAP
   545             No                      No                                                 NAP
   546             Yes                    Yes                                                 NAP
   547             Yes                    Yes                                                 NAP
   548             Yes                    Yes                                                 NAP
   549             Yes                    Yes                                                 NAP




-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                  SPRINGING                    INITIAL CAPITAL EXPENDITURE                   MONTHLY CAPITAL EXPENDITURE
LOAN NO.            ESCROW DESCRIPTION(17)                   ESCROW REQUIREMENT(18)                        ESCROW REQUIREMENT(19)
-----------------------------------------------------------------------------------------------------------------------------------

    1                       TI/LC                                               $0                                            $0
    2                        NAP                                                $0                                        $8,634

    3                        NAP                                                $0                                          $723
    4                        NAP                                                $0                                          $505
    5                        NAP                                                $0                                          $761
    6                        NAP                                                $0                                          $485
    7                        NAP                                                $0                                          $323
    8                        NAP                                                $0                                          $553
    9                        NAP                                                $0                                          $323
   10                        NAP                                                $0                                          $198
   11                        NAP                                                $0                                          $176
   12                        NAP                                                $0                                          $313
   13                        NAP                                                $0                                          $219
   14                        NAP                                                $0                                          $247
   15                        NAP                                                $0                                          $162
   16                        NAP                                                $0                                          $233
   17                        NAP                                                $0                                          $215
   18                        NAP                                                $0                                          $169
   19                        NAP                                                $0                                          $217
   20                        NAP                                                $0                                          $166
   21                        NAP                                                $0                                          $169
   22                        NAP                                                $0                                          $140
   23                        NAP                                                $0                                          $211
   24                        NAP                                                $0                                          $123
   25                        NAP                                                $0                                          $136
   26                        NAP                                                $0                                           $36
   27                        NAP                                                $0                                          $156
   28                        NAP                                                $0                                          $209
   29                        NAP                                                $0                                           $97
   30                        NAP                                                $0                                          $539
   31                        NAP                                                $0                                          $730
   32                        NAP                                                $0                                          $963
   33                        NAP                                                $0                                          $295
   34                        NAP                                                $0                                          $286
   35                        NAP                                                $0                                          $332
   36                        NAP                                                $0                                          $519
   37                        NAP                                                $0                                          $272
   38                        NAP                                                $0                                          $146
   39                        NAP                                                $0                                          $262
   40                        NAP                                                $0                                          $188
   41                        NAP                                                $0                                          $364
   42                        NAP                                                $0                                          $105
   43                        NAP                                                $0                                          $360
   44                        NAP                                                $0                                          $290
   45                        NAP                                                $0                                          $339
   46                        NAP                                                $0                                          $198
   47                        NAP                                                $0                                          $169
   48                        NAP                                                $0                                          $198
   49                        NAP                                                $0                                          $158
   50                        NAP                                                $0                                          $173
   51                        NAP                                                $0                                          $153
   52                        NAP                                                $0                                          $188
   53                        NAP                                                $0                                          $274
   54                        NAP                                                $0                                          $322
   55                        NAP                                                $0                                          $199
   56                        NAP                                                $0                                          $119
   57                        NAP                                                $0                                          $589
   58                        NAP                                                $0                                          $719
   59                        NAP                                                $0                                          $278
   60                        NAP                                                $0                                          $614
   61                        NAP                                                $0                                          $329
   62                        NAP                                                $0                                          $170
   63                        NAP                                                $0                                          $323
   64                        NAP                                                $0                                          $105
   65                        NAP                                                $0                                          $479
   66                        NAP                                                $0                                          $184
   67                        NAP                                                $0                                          $289
   68                        NAP                                                $0                                          $165
   69                        NAP                                                $0                                          $192
   70                        NAP                                                $0                                          $266
   71                        NAP                                                $0                                          $385
   72                        NAP                                                $0                                          $365
   73                        NAP                                                $0                                          $290
   74                        NAP                                                $0                                          $358
   75                        NAP                                                $0                                           $90
   76                        NAP                                                $0                                          $202
   77                        NAP                                                $0                                          $125
   78                        NAP                                                $0                                          $170
   79                        NAP                                                $0                                          $241
   80                        NAP                                                $0                                          $153
   81                        NAP                                                $0                                          $183
   82                        NAP                                                $0                                           $76
   83                        NAP                                                $0                                           $85
   84                        NAP                                                $0                                          $499
   85                        NAP                                                $0                                          $412
   86                        NAP                                                $0                                          $289
   87                        NAP                                                $0                                          $321
   88                        NAP                                                $0                                          $205
   89                        NAP                                                $0                                          $278
   90                        NAP                                                $0                                          $302
   91                        NAP                                                $0                                          $252
   92                        NAP                                                $0                                          $291
   93                        NAP                                                $0                                          $217
   94                        NAP                                                $0                                          $207
   95                        NAP                                                $0                                          $195
   96                        NAP                                                $0                                          $310
   97                        NAP                                                $0                                          $352
   98                        NAP                                                $0                                          $242
   99                        NAP                                                $0                                          $128
   100                       NAP                                                $0                                          $243
   101                       NAP                                                $0                                          $403
   102                       NAP                                                $0                                          $250
   103                       NAP                                                $0                                           $96
   104                       NAP                                                $0                                          $115
   105                       NAP                                                $0                                           $71
   106                       NAP                                                $0                                           $81
   107                       NAP                                                $0                                          $192
   108                       NAP                                                $0                                          $126
   109                       NAP                                                $0                                          $122
   110                       NAP                                                $0                                          $156
   111                       NAP                                                $0                                          $634
   112                       NAP                                                $0                                          $433
   113                       NAP                                                $0                                          $766
   114                       NAP                                                $0                                          $174
   115                       NAP                                                $0                                          $182
   116                       NAP                                                $0                                          $200
   117                       NAP                                                $0                                          $231
   118                       NAP                                                $0                                          $306
   119                       NAP                                                $0                                          $298
   120                       NAP                                                $0                                          $235
   121                       NAP                                                $0                                          $340
   122                       NAP                                                $0                                          $116
   123                       NAP                                                $0                                          $553
   124                       NAP                                                $0                                          $363
   125                       NAP                                                $0                                          $178
   126                       NAP                                                $0                                          $222
   127                       NAP                                                $0                                          $165
   128                       NAP                                                $0                                          $243
   129                       NAP                                                $0                                          $213
   130                       NAP                                                $0                                          $125
   131                       NAP                                                $0                                          $194
   132                       NAP                                                $0                                          $129
   133                       NAP                                                $0                                           $94
   134                       NAP                                                $0                                          $164
   135                       NAP                                                $0                                          $117
   136                       NAP                                                $0                                          $127
   137                       NAP                                                $0                                          $352
   138                       NAP                                                $0                                          $686
   139                       NAP                                                $0                                          $383
   140                       NAP                                                $0                                          $230
   141                       NAP                                                $0                                          $381
   142                       NAP                                                $0                                          $479
   143                       NAP                                                $0                                          $187
   144                       NAP                                                $0                                          $468
   145                       NAP                                                $0                                          $194
   146                       NAP                                                $0                                          $425
   147                       NAP                                                $0                                          $167
   148                       NAP                                                $0                                          $247
   149                       NAP                                                $0                                          $260
   150                       NAP                                                $0                                          $334
   151                       NAP                                                $0                                          $126
   152                       NAP                                                $0                                          $135
   153                       NAP                                                $0                                          $258
   154                       NAP                                                $0                                          $164
   155                       NAP                                                $0                                          $268
   156                       NAP                                                $0                                          $204
   157                       NAP                                                $0                                          $153
   158                       NAP                                                $0                                          $198
   159                       NAP                                                $0                                          $204
   160                       NAP                                                $0                                          $154
   161                       NAP                                                $0                                           $71
   162                       NAP                                                $0                                          $137
   163                       NAP                                                $0                                          $110
   164            RE Tax, Insurance, TI/LC                                      $0                                            $0
   165     RE Tax, Insurance, CapEx, TI/LC, Other                               $0                                            $0

   166            RE Tax, Insurance, CapEx                                      $0                                            $0
   167            RE Tax, Insurance, CapEx                                      $0                                            $0
   168            RE Tax, Insurance, CapEx                                      $0                                            $0
   169            RE Tax, Insurance, CapEx                                      $0                                            $0
   170         RE Tax, Insurance, CapEx, TI/LC                                  $0                                            $0
   171         RE Tax, Insurance, CapEx, TI/LC                                  $0                                            $0
   172                      TI/LC                                               $0                                            $0
   173         RE Tax, Insurance, CapEx, TI/LC                                  $0                                            $0
   174                RE Tax, Insurance                                         $0                                        $5,392
   175                       NAP                                                $0                                        $1,850
   176         RE Tax, Insurance, CapEx, TI/LC                                  $0                                            $0
   177                      Other                                         $546,150                                            $0
   178         RE Tax, Insurance, CapEx, TI/LC                                  $0                                            $0
   179                    Insurance                                             $0                                        $4,333
   180                RE Tax, Insurance                                         $0                                            $0
   181                       NAP                                                $0                                        $5,000

   182                RE Tax, Insurance                                         $0                                            $0
   183                RE Tax, Insurance                                         $0                                            $0
   184                RE Tax, Insurance                                         $0                                            $0
   185                RE Tax, Insurance                                         $0                                            $0
   186                RE Tax, Insurance                                         $0                                            $0
   187                RE Tax, Insurance                                         $0                                            $0
   188                RE Tax, Insurance                                         $0                                            $0
   189                RE Tax, Insurance                                         $0                                            $0
   190                RE Tax, Insurance                                         $0                                            $0
   191                RE Tax, Insurance                                         $0                                            $0
   192                RE Tax, Insurance                                         $0                                            $0
   193                RE Tax, Insurance                                         $0                                            $0
   194                RE Tax, Insurance                                         $0                                            $0
   195                RE Tax, Insurance                                         $0                                            $0
   196                RE Tax, Insurance                                         $0                                            $0
   197                RE Tax, Insurance                                         $0                                            $0
   198                RE Tax, Insurance                                         $0                                            $0
   199                RE Tax, Insurance                                         $0                                            $0
   200                RE Tax, Insurance                                         $0                                            $0
   201                RE Tax, Insurance                                         $0                                            $0
   202                RE Tax, Insurance                                         $0                                            $0
   203                RE Tax, Insurance                                         $0                                            $0
   204                RE Tax, Insurance                                         $0                                            $0
   205                RE Tax, Insurance                                         $0                                            $0
   206                RE Tax, Insurance                                         $0                                            $0
   207                RE Tax, Insurance                                         $0                                            $0
   208                RE Tax, Insurance                                         $0                                            $0
   209                RE Tax, Insurance                                         $0                                            $0
   210                RE Tax, Insurance                                         $0                                            $0
   211                RE Tax, Insurance                                         $0                                            $0
   212                RE Tax, Insurance                                         $0                                            $0
   213                RE Tax, Insurance                                         $0                                            $0
   214                RE Tax, Insurance                                         $0                                            $0
   215                RE Tax, Insurance                                         $0                                            $0
   216                RE Tax, Insurance                                         $0                                            $0
   217                RE Tax, Insurance                                         $0                                            $0
   218                RE Tax, Insurance                                         $0                                            $0
   219                RE Tax, Insurance                                         $0                                            $0
   220                RE Tax, Insurance                                         $0                                            $0
   221                RE Tax, Insurance                                         $0                                            $0
   222                RE Tax, Insurance                                         $0                                            $0
   223                RE Tax, Insurance                                         $0                                            $0
   224                RE Tax, Insurance                                         $0                                            $0
   225                RE Tax, Insurance                                         $0                                            $0
   226                RE Tax, Insurance                                         $0                                            $0
   227                RE Tax, Insurance                                         $0                                            $0
   228                RE Tax, Insurance                                         $0                                            $0
   229                RE Tax, Insurance                                         $0                                            $0
   230                RE Tax, Insurance                                         $0                                            $0
   231                RE Tax, Insurance                                         $0                                            $0
   232                RE Tax, Insurance                                         $0                                            $0
   233                RE Tax, Insurance                                         $0                                            $0
   234                RE Tax, Insurance                                         $0                                            $0
   235                RE Tax, Insurance                                         $0                                            $0
   236                RE Tax, Insurance                                         $0                                            $0
   237                RE Tax, Insurance                                         $0                                            $0
   238                RE Tax, Insurance                                         $0                                            $0
   239                RE Tax, Insurance                                         $0                                            $0
   240                RE Tax, Insurance                                         $0                                            $0
   241                RE Tax, Insurance                                         $0                                            $0
   242                RE Tax, Insurance                                         $0                                            $0
   243                RE Tax, Insurance                                         $0                                            $0
   244                RE Tax, Insurance                                         $0                                            $0
   245                RE Tax, Insurance                                         $0                                            $0
   246                RE Tax, Insurance                                         $0                                            $0
   247                RE Tax, Insurance                                         $0                                            $0
   248                RE Tax, Insurance                                         $0                                            $0
   249                RE Tax, Insurance                                         $0                                            $0
   250                RE Tax, Insurance                                         $0                                            $0
   251                RE Tax, Insurance                                         $0                                            $0
   252                RE Tax, Insurance                                         $0                                            $0
   253                RE Tax, Insurance                                         $0                                            $0
   254                RE Tax, Insurance                                         $0                                            $0
   255                RE Tax, Insurance                                         $0                                            $0
   256                RE Tax, Insurance                                         $0                                            $0
   257                RE Tax, Insurance                                         $0                                            $0
   258                RE Tax, Insurance                                         $0                                            $0
   259                RE Tax, Insurance                                         $0                                            $0
   260                RE Tax, Insurance                                         $0                                            $0
   261                RE Tax, Insurance                                         $0                                            $0
   262                RE Tax, Insurance                                         $0                                            $0
   263                RE Tax, Insurance                                         $0                                            $0
   264                RE Tax, Insurance                                         $0                                            $0
   265                RE Tax, Insurance                                         $0                                            $0
   266                RE Tax, Insurance                                         $0                                            $0
   267                RE Tax, Insurance                                         $0                                            $0
   268                RE Tax, Insurance                                         $0                                            $0
   269                RE Tax, Insurance                                         $0                                            $0
   270                RE Tax, Insurance                                         $0                                            $0
   271                RE Tax, Insurance                                         $0                                            $0
   272                RE Tax, Insurance                                         $0                                            $0
   273                RE Tax, Insurance                                         $0                                            $0
   274                RE Tax, Insurance                                         $0                                            $0
   275                RE Tax, Insurance                                         $0                                            $0
   276                RE Tax, Insurance                                         $0                                            $0
   277                RE Tax, Insurance                                         $0                                            $0
   278                RE Tax, Insurance                                         $0                                            $0
   279                RE Tax, Insurance                                         $0                                            $0
   280                RE Tax, Insurance                                         $0                                            $0
   281                RE Tax, Insurance                                         $0                                            $0
   282                RE Tax, Insurance                                         $0                                            $0
   283                RE Tax, Insurance                                         $0                                            $0
   284                RE Tax, Insurance                                         $0                                            $0
   285                RE Tax, Insurance                                         $0                                            $0
   286                RE Tax, Insurance                                         $0                                            $0
   287                RE Tax, Insurance                                         $0                                            $0
   288                RE Tax, Insurance                                         $0                                            $0
   289                RE Tax, Insurance                                         $0                                            $0
   290                RE Tax, Insurance                                         $0                                            $0
   291                RE Tax, Insurance                                         $0                                            $0
   292                RE Tax, Insurance                                         $0                                            $0
   293                RE Tax, Insurance                                         $0                                            $0
   294                RE Tax, Insurance                                         $0                                            $0
   295                RE Tax, Insurance                                         $0                                            $0
   296                RE Tax, Insurance                                         $0                                            $0
   297                RE Tax, Insurance                                         $0                                            $0
   298                RE Tax, Insurance                                         $0                                            $0
   299                RE Tax, Insurance                                         $0                                            $0
   300                RE Tax, Insurance                                         $0                                            $0
   301                RE Tax, Insurance                                         $0                                            $0
   302                RE Tax, Insurance                                         $0                                            $0
   303                RE Tax, Insurance                                         $0                                            $0
   304                RE Tax, Insurance                                         $0                                            $0
   305                RE Tax, Insurance                                         $0                                            $0
   306                RE Tax, Insurance                                         $0                                            $0
   307                RE Tax, Insurance                                         $0                                            $0
   308                RE Tax, Insurance                                         $0                                            $0
   309                RE Tax, Insurance                                         $0                                            $0
   310                RE Tax, Insurance                                         $0                                            $0
   311                RE Tax, Insurance                                         $0                                            $0
   312                RE Tax, Insurance                                         $0                                            $0
   313                RE Tax, Insurance                                         $0                                            $0
   314                RE Tax, Insurance                                         $0                                            $0
   315                RE Tax, Insurance                                         $0                                            $0
   316                RE Tax, Insurance                                         $0                                            $0
   317                RE Tax, Insurance                                         $0                                            $0
   318                RE Tax, Insurance                                         $0                                            $0
   319                RE Tax, Insurance                                         $0                                            $0
   320                RE Tax, Insurance                                         $0                                            $0
   321                RE Tax, Insurance                                         $0                                            $0
   322                RE Tax, Insurance                                         $0                                            $0
   323                RE Tax, Insurance                                         $0                                            $0
   324                RE Tax, Insurance                                         $0                                            $0
   325                RE Tax, Insurance                                         $0                                            $0
   326                RE Tax, Insurance                                         $0                                            $0
   327                RE Tax, Insurance                                         $0                                            $0
   328                RE Tax, Insurance                                         $0                                            $0
   329                RE Tax, Insurance                                         $0                                            $0
   330                RE Tax, Insurance                                         $0                                            $0
   331                RE Tax, Insurance                                         $0                                            $0
   332                RE Tax, Insurance                                         $0                                            $0
   333                RE Tax, Insurance                                         $0                                            $0
   334                RE Tax, Insurance                                         $0                                            $0
   335                RE Tax, Insurance                                         $0                                            $0
   336                RE Tax, Insurance                                         $0                                            $0
   337                RE Tax, Insurance                                         $0                                            $0
   338                RE Tax, Insurance                                         $0                                            $0
   339                RE Tax, Insurance                                         $0                                            $0
   340                RE Tax, Insurance                                         $0                                            $0
   341                RE Tax, Insurance                                         $0                                            $0
   342                RE Tax, Insurance                                         $0                                            $0
   343                RE Tax, Insurance                                         $0                                            $0
   344                RE Tax, Insurance                                         $0                                            $0
   345                RE Tax, Insurance                                         $0                                            $0
   346                RE Tax, Insurance                                         $0                                            $0
   347                RE Tax, Insurance                                         $0                                            $0
   348                RE Tax, Insurance                                         $0                                            $0
   349                RE Tax, Insurance                                         $0                                            $0
   350                RE Tax, Insurance                                         $0                                            $0
   351                RE Tax, Insurance                                         $0                                            $0
   352                RE Tax, Insurance                                         $0                                            $0
   353                RE Tax, Insurance                                         $0                                            $0
   354                RE Tax, Insurance                                         $0                                            $0
   355                RE Tax, Insurance                                         $0                                            $0
   356                RE Tax, Insurance                                         $0                                            $0
   357                RE Tax, Insurance                                         $0                                            $0
   358                RE Tax, Insurance                                         $0                                            $0
   359                RE Tax, Insurance                                         $0                                            $0
   360                RE Tax, Insurance                                         $0                                            $0
   361                RE Tax, Insurance                                         $0                                            $0
   362                RE Tax, Insurance                                         $0                                            $0
   363                RE Tax, Insurance                                         $0                                            $0
   364                RE Tax, Insurance                                         $0                                            $0
   365                RE Tax, Insurance                                         $0                                            $0
   366                RE Tax, Insurance                                         $0                                            $0
   367                RE Tax, Insurance                                         $0                                            $0
   368                RE Tax, Insurance                                         $0                                            $0
   369                RE Tax, Insurance                                         $0                                            $0
   370                RE Tax, Insurance                                         $0                                            $0
   371                RE Tax, Insurance                                         $0                                            $0
   372                RE Tax, Insurance                                         $0                                            $0
   373                RE Tax, Insurance                                         $0                                            $0
   374                       NAP                                                $0                                        $2,372
   375                       NAP                                                $0                                        $4,550
   376            RE Tax, Insurance, Other                                      $0                                        $3,193
   377                       NAP                                                $0                                            $0
   378                RE Tax, Insurance                                   $120,000                                        $4,919
   379                    Insurance                                             $0                                        $1,226
   380                       NAP                                                $0                                       $21,383
   381                       NAP                                                $0                                        $4,417
   382             Insurance, CapEx, TI/LC                                      $0                                            $0
   383                       NAP                                                $0                                        $1,233
   384                       NAP                                                $0                                        $2,761
   385                      TI/LC                                               $0                                        $1,294
   386                      TI/LC                                               $0                                        $5,747

   387                      Other                                               $0                                        $8,065
   388                      Other                                               $0                                        $5,264
   389                      Other                                               $0                                        $3,481
   390                      Other                                               $0                                        $2,377
   391                      TI/LC                                             $244                                        $1,831
   392                       NAP                                                $0                                        $5,500
   393                      TI/LC                                               $0                                        $1,699

   394                      Other                                               $0                                       $11,357
   395                      Other                                               $0                                        $6,279
   396                      Other                                               $0                                        $3,047
   397                    Insurance                                             $0                                        $6,803
   398                      TI/LC                                               $0                                        $1,462

   399                      Other                                               $0                                        $6,137
   400                      Other                                               $0                                        $5,951
   401                      Other                                               $0                                        $5,858
   402                RE Tax, Insurance                                         $0                                        $9,292
   403                    Insurance                                             $0                                        $6,186

   404            RE Tax, Insurance, CapEx                                      $0                                            $0
   405            RE Tax, Insurance, CapEx                                      $0                                            $0
   406            RE Tax, Insurance, CapEx                                      $0                                            $0
   407                       NAP                                                $0                                          $671
   408                       NAP                                                $0                                        $3,500
   409                    Insurance                                             $0                                       $13,730

   410                       NAP                                                $0                                            $0
   411                       NAP                                                $0                                            $0
   412                       NAP                                                $0                                            $0
   413                       NAP                                                $0                                            $0
   414                       NAP                                                $0                                        $9,750
   415                       NAP                                                $0                                        $1,699
   416                       NAP                                                $0                                        $3,250
   417                    Insurance                                             $0                                        $4,494
   418                RE Tax, Insurance                                         $0                                        $1,270
   419                       NAP                                                $0                                        $5,732
   420                       NAP                                                $0                                          $630
   421                       NAP                                            $5,375                                        $5,375
   422                    Insurance                                             $0                                        $1,662
   423                      TI/LC                                               $0                                            $0
   424                       NAP                                                $0                                        $1,582
   425                    Insurance                                             $0                                        $2,147
   426                       NAP                                                $0                                            $0
   427                      CapEx                                          $50,000                                            $0
   428                       NAP                                                $0                                            $0
   429                    Insurance                                             $0                                       $11,450
   430                      TI/LC                                               $0                                            $0
   431                      Other                                               $0                                        $1,189
   432                    Insurance                                             $0                                          $567
   433                      TI/LC                                               $0                                            $0
   434                       NAP                                                $0                                        $3,750
   435                  CapEx, TI/LC                                       $20,440                                            $0
   436                    Insurance                                             $0                                        $1,729
   437                RE Tax, Insurance                                         $0                                            $0

   438                       NAP                                                $0    1/12 of 4% Gross Income for preceding year
   439                       NAP                                                $0    1/12 of 4% Gross Income for preceding year
   440                       NAP                                                $0                                        $1,917
   441                       NAP                                                $0                                            $0
   442                       NAP                                                $0                                        $1,296
   443                       NAP                                                $0                                        $1,149
   444                       NAP                                                $0                                          $380
   445            RE Tax, Insurance, CapEx                                      $0                                        $9,728
   446                  CapEx, TI/LC                                            $0                                            $0
   447                       NAP                                                $0                                        $1,214
   448                    Insurance                                             $0                                          $590
   449                       NAP                                                $0                                          $923

   450                       NAP                                                $0                                        $1,080
   451                       NAP                                                $0                                          $976
   452                      TI/LC                                               $0                                          $956
   453                       NAP                                                $0                                        $1,442
   454                RE Tax, Insurance                                         $0                                          $983
   455                    Insurance                                             $0                                        $6,960
   456                     RE Tax                                               $0                                          $581
   457                       NAP                                                $0                                          $737
   458                    Insurance                                             $0                                            $0
   459                       NAP                                                $0                                          $777
   460                    Insurance                                             $0                                          $739
   461                       NAP                                                $0                                          $467
   462                       NAP                                                $0                                        $1,540
   463                       NAP                                                $0                                          $553

   464                       NAP                                                $0                                          $383
   465                       NAP                                                $0                                          $354
   466                       NAP                                                $0                                          $313
   467                       NAP                                                $0                                          $302
   468                       NAP                                                $0                                        $8,424
   469                       NAP                                                $0                                        $1,099
   470                       NAP                                                $0                                        $1,821
   471                Insurance, CapEx                                          $0                                            $0
   472                      TI/LC                                               $0                                          $368
   473             Insurance, CapEx, TI/LC                            $15,000 (LOC)                                           $0
   474                       NAP                                                $0                                          $630

   475                       NAP                                                $0                                          $250
   476                       NAP                                                $0                                          $167
   477                       NAP                                                $0                                          $167
   478                       NAP                                                $0                                          $167
   479                       NAP                                                $0                                          $167
   480                       NAP                                                $0                                          $167
   481                       NAP                                                $0                                        $1,159
   482                      CapEx                                               $0                                            $0
   483                       NAP                                                $0                                          $500
   484                    Insurance                                             $0                                          $826
   485                       NAP                                                $0                                          $266
   486                       NAP                                                $0                                        $1,415
   487                  TI/LC, Other                                            $0                                          $631
   488                       NAP                                          $305,000                                        $2,917
   489                       NAP                                                $0                                          $304
   490                RE Tax, Insurance                                         $0                                          $478
   491                       NAP                                                $0                                        $1,416
   492                RE Tax, Insurance                                         $0                                          $586
   493                       NAP                                                $0                                          $320
   494                       NAP                                                $0                                          $833
   495                       NAP                                                $0                                          $735
   496                       NAP                                                $0                                          $388

   497                       NAP                                                $0                                          $602
   498                       NAP                                                $0                                          $563
   499                       NAP                                                $0                                          $172
   500             Insurance, CapEx, TI/LC                                      $0                                            $0
   501                       NAP                                                $0                                          $276
   502                  TI/LC, Other                                            $0                                          $644
   503                      TI/LC                                               $0                                        $1,089
   504                      TI/LC                                               $0                                            $0
   505                      TI/LC                                               $0                                            $0
   506                Insurance, TI/LC                                          $0                                            $0
   507                       NAP                                                $0                                          $353

   508            RE Tax, Insurance, TI/LC                                      $0                                          $123
   509            RE Tax, Insurance, TI/LC                                      $0                                          $117
   510            RE Tax, Insurance, TI/LC                                      $0                                          $117
   511            RE Tax, Insurance, TI/LC                                      $0                                          $104
   512            RE Tax, Insurance, TI/LC                                      $0                                          $104
   513            RE Tax, Insurance, TI/LC                                      $0                                          $104
   514            RE Tax, Insurance, TI/LC                                      $0                                          $103
   515                      TI/LC                                               $0                                            $0
   516                       NAP                                                $0                                          $136
   517            RE Tax, Insurance, CapEx                                      $0                                            $0
   518                       NAP                                           $15,000                                          $669
   519                      TI/LC                                               $0                                            $0
   520                       NAP                                                $0                                        $1,322
   521                       NAP                                                $0                                          $721
   522                       NAP                                          $156,250                                            $0
   523                      Other                                               $0                                        $3,054
   524                       NAP                                                $0                                          $833
   525                       NAP                                                $0                                        $1,483
   526                       NAP                                                $0                                          $362
   527                       NAP                                           $37,550                                        $1,104
   528                      TI/LC                                               $0                                            $0
   529                       NAP                                                $0                                          $990
   530            RE Tax, Insurance, CapEx                                      $0                                            $0
   531                      TI/LC                                         $172,456                                            $0
   532                       NAP                                                $0                                        $1,095
   533                    Insurance                                             $0                                          $457
   534                       NAP                                                $0                                            $0
   535                       NAP                                                $0                                        $1,079
   536                       NAP                                                $0                                          $165
   537                       NAP                                                $0                                          $155
   538                       NAP                                                $0                                            $0
   539                       NAP                                                $0                                        $1,006
   540                       NAP                                                $0                                          $120
   541                      TI/LC                                               $0                                          $833
   542                       NAP                                                $0                                          $638
   543                       NAP                                                $0                                            $0
   544                       NAP                                                $0                                          $750
   545            RE Tax, Insurance, TI/LC                                      $0                                            $0
   546                       NAP                                          $110,000                                        $1,040
   547                       NAP                                                $0                                          $573
   548                      TI/LC                                               $0                                          $188
   549                      TI/LC                                               $0                                          $117

                                                                        $1,538,465                                      $371,929




-----------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE   CURRENT CAPITAL EXPENDITURE                  INITIAL TI/LC                   MONTHLY TI/LC            CURRENT TI/LC
   LOAN NO.             ESCROW BALANCE(20)         ESCROW REQUIREMENT(21)          ESCROW REQUIREMENT(22)       ESCROW BALANCE(23)
-----------------------------------------------------------------------------------------------------------------------------------

       1                               $0                             $0                              $0                       $0
       2                               $0                     $4,416,000                         $86,340               $4,416,000

       3                               $0                             $0                              $0                       $0
       4                               $0                             $0                              $0                       $0
       5                               $0                             $0                              $0                       $0
       6                               $0                             $0                              $0                       $0
       7                               $0                             $0                              $0                       $0
       8                               $0                             $0                              $0                       $0
       9                               $0                             $0                              $0                       $0
      10                               $0                             $0                              $0                       $0
      11                               $0                             $0                              $0                       $0
      12                               $0                             $0                              $0                       $0
      13                               $0                             $0                              $0                       $0
      14                               $0                             $0                              $0                       $0
      15                               $0                             $0                              $0                       $0
      16                               $0                             $0                              $0                       $0
      17                               $0                             $0                              $0                       $0
      18                               $0                             $0                              $0                       $0
      19                               $0                             $0                              $0                       $0
      20                               $0                             $0                              $0                       $0
      21                               $0                             $0                              $0                       $0
      22                               $0                             $0                              $0                       $0
      23                               $0                             $0                              $0                       $0
      24                               $0                             $0                              $0                       $0
      25                               $0                             $0                              $0                       $0
      26                               $0                             $0                              $0                       $0
      27                               $0                             $0                              $0                       $0
      28                               $0                             $0                              $0                       $0
      29                               $0                             $0                              $0                       $0
      30                               $0                             $0                              $0                       $0
      31                               $0                             $0                              $0                       $0
      32                               $0                             $0                              $0                       $0
      33                               $0                             $0                              $0                       $0
      34                               $0                             $0                              $0                       $0
      35                               $0                             $0                              $0                       $0
      36                               $0                             $0                              $0                       $0
      37                               $0                             $0                              $0                       $0
      38                               $0                             $0                              $0                       $0
      39                               $0                             $0                              $0                       $0
      40                               $0                             $0                              $0                       $0
      41                               $0                             $0                              $0                       $0
      42                               $0                             $0                              $0                       $0
      43                               $0                             $0                              $0                       $0
      44                               $0                             $0                              $0                       $0
      45                               $0                             $0                              $0                       $0
      46                               $0                             $0                              $0                       $0
      47                               $0                             $0                              $0                       $0
      48                               $0                             $0                              $0                       $0
      49                               $0                             $0                              $0                       $0
      50                               $0                             $0                              $0                       $0
      51                               $0                             $0                              $0                       $0
      52                               $0                             $0                              $0                       $0
      53                               $0                             $0                              $0                       $0
      54                               $0                             $0                              $0                       $0
      55                               $0                             $0                              $0                       $0
      56                               $0                             $0                              $0                       $0
      57                               $0                             $0                              $0                       $0
      58                               $0                             $0                              $0                       $0
      59                               $0                             $0                              $0                       $0
      60                               $0                             $0                              $0                       $0
      61                               $0                             $0                              $0                       $0
      62                               $0                             $0                              $0                       $0
      63                               $0                             $0                              $0                       $0
      64                               $0                             $0                              $0                       $0
      65                               $0                             $0                              $0                       $0
      66                               $0                             $0                              $0                       $0
      67                               $0                             $0                              $0                       $0
      68                               $0                             $0                              $0                       $0
      69                               $0                             $0                              $0                       $0
      70                               $0                             $0                              $0                       $0
      71                               $0                             $0                              $0                       $0
      72                               $0                             $0                              $0                       $0
      73                               $0                             $0                              $0                       $0
      74                               $0                             $0                              $0                       $0
      75                               $0                             $0                              $0                       $0
      76                               $0                             $0                              $0                       $0
      77                               $0                             $0                              $0                       $0
      78                               $0                             $0                              $0                       $0
      79                               $0                             $0                              $0                       $0
      80                               $0                             $0                              $0                       $0
      81                               $0                             $0                              $0                       $0
      82                               $0                             $0                              $0                       $0
      83                               $0                             $0                              $0                       $0
      84                               $0                             $0                              $0                       $0
      85                               $0                             $0                              $0                       $0
      86                               $0                             $0                              $0                       $0
      87                               $0                             $0                              $0                       $0
      88                               $0                             $0                              $0                       $0
      89                               $0                             $0                              $0                       $0
      90                               $0                             $0                              $0                       $0
      91                               $0                             $0                              $0                       $0
      92                               $0                             $0                              $0                       $0
      93                               $0                             $0                              $0                       $0
      94                               $0                             $0                              $0                       $0
      95                               $0                             $0                              $0                       $0
      96                               $0                             $0                              $0                       $0
      97                               $0                             $0                              $0                       $0
      98                               $0                             $0                              $0                       $0
      99                               $0                             $0                              $0                       $0
      100                              $0                             $0                              $0                       $0
      101                              $0                             $0                              $0                       $0
      102                              $0                             $0                              $0                       $0
      103                              $0                             $0                              $0                       $0
      104                              $0                             $0                              $0                       $0
      105                              $0                             $0                              $0                       $0
      106                              $0                             $0                              $0                       $0
      107                              $0                             $0                              $0                       $0
      108                              $0                             $0                              $0                       $0
      109                              $0                             $0                              $0                       $0
      110                              $0                             $0                              $0                       $0
      111                              $0                             $0                              $0                       $0
      112                              $0                             $0                              $0                       $0
      113                              $0                             $0                              $0                       $0
      114                              $0                             $0                              $0                       $0
      115                              $0                             $0                              $0                       $0
      116                              $0                             $0                              $0                       $0
      117                              $0                             $0                              $0                       $0
      118                              $0                             $0                              $0                       $0
      119                              $0                             $0                              $0                       $0
      120                              $0                             $0                              $0                       $0
      121                              $0                             $0                              $0                       $0
      122                              $0                             $0                              $0                       $0
      123                              $0                             $0                              $0                       $0
      124                              $0                             $0                              $0                       $0
      125                              $0                             $0                              $0                       $0
      126                              $0                             $0                              $0                       $0
      127                              $0                             $0                              $0                       $0
      128                              $0                             $0                              $0                       $0
      129                              $0                             $0                              $0                       $0
      130                              $0                             $0                              $0                       $0
      131                              $0                             $0                              $0                       $0
      132                              $0                             $0                              $0                       $0
      133                              $0                             $0                              $0                       $0
      134                              $0                             $0                              $0                       $0
      135                              $0                             $0                              $0                       $0
      136                              $0                             $0                              $0                       $0
      137                              $0                             $0                              $0                       $0
      138                              $0                             $0                              $0                       $0
      139                              $0                             $0                              $0                       $0
      140                              $0                             $0                              $0                       $0
      141                              $0                             $0                              $0                       $0
      142                              $0                             $0                              $0                       $0
      143                              $0                             $0                              $0                       $0
      144                              $0                             $0                              $0                       $0
      145                              $0                             $0                              $0                       $0
      146                              $0                             $0                              $0                       $0
      147                              $0                             $0                              $0                       $0
      148                              $0                             $0                              $0                       $0
      149                              $0                             $0                              $0                       $0
      150                              $0                             $0                              $0                       $0
      151                              $0                             $0                              $0                       $0
      152                              $0                             $0                              $0                       $0
      153                              $0                             $0                              $0                       $0
      154                              $0                             $0                              $0                       $0
      155                              $0                             $0                              $0                       $0
      156                              $0                             $0                              $0                       $0
      157                              $0                             $0                              $0                       $0
      158                              $0                             $0                              $0                       $0
      159                              $0                             $0                              $0                       $0
      160                              $0                             $0                              $0                       $0
      161                              $0                             $0                              $0                       $0
      162                              $0                             $0                              $0                       $0
      163                              $0                             $0                              $0                       $0
      164                              $0                             $0                              $0                       $0
      165                              $0                             $0                              $0                       $0

      166                              $0                             $0                              $0                       $0
      167                              $0                             $0                              $0                       $0
      168                              $0                             $0                              $0                       $0
      169                              $0                             $0                              $0                       $0
      170                              $0                             $0                              $0                       $0
      171                              $0                             $0                              $0                       $0
      172                              $0                       $632,800                              $0                       $0
      173                              $0                       $300,000                              $0                       $0
      174                         $10,794                             $0                          $8,333                  $16,681
      175                              $0                             $0                         $12,060                       $0
      176                              $0                             $0                              $0                       $0
      177                        $546,150                             $0                              $0                       $0
      178                              $0                             $0                              $0                       $0
      179                              $0                             $0                          $2,947                       $0
      180                              $0                             $0                              $0                       $0
      181                              $0                     $1,000,000                              $0               $1,000,000

      182                              $0                             $0                              $0                       $0
      183                              $0                             $0                              $0                       $0
      184                              $0                             $0                              $0                       $0
      185                              $0                             $0                              $0                       $0
      186                              $0                             $0                              $0                       $0
      187                              $0                             $0                              $0                       $0
      188                              $0                             $0                              $0                       $0
      189                              $0                             $0                              $0                       $0
      190                              $0                             $0                              $0                       $0
      191                              $0                             $0                              $0                       $0
      192                              $0                             $0                              $0                       $0
      193                              $0                             $0                              $0                       $0
      194                              $0                             $0                              $0                       $0
      195                              $0                             $0                              $0                       $0
      196                              $0                             $0                              $0                       $0
      197                              $0                             $0                              $0                       $0
      198                              $0                             $0                              $0                       $0
      199                              $0                             $0                              $0                       $0
      200                              $0                             $0                              $0                       $0
      201                              $0                             $0                              $0                       $0
      202                              $0                             $0                              $0                       $0
      203                              $0                             $0                              $0                       $0
      204                              $0                             $0                              $0                       $0
      205                              $0                             $0                              $0                       $0
      206                              $0                             $0                              $0                       $0
      207                              $0                             $0                              $0                       $0
      208                              $0                             $0                              $0                       $0
      209                              $0                             $0                              $0                       $0
      210                              $0                             $0                              $0                       $0
      211                              $0                             $0                              $0                       $0
      212                              $0                             $0                              $0                       $0
      213                              $0                             $0                              $0                       $0
      214                              $0                             $0                              $0                       $0
      215                              $0                             $0                              $0                       $0
      216                              $0                             $0                              $0                       $0
      217                              $0                             $0                              $0                       $0
      218                              $0                             $0                              $0                       $0
      219                              $0                             $0                              $0                       $0
      220                              $0                             $0                              $0                       $0
      221                              $0                             $0                              $0                       $0
      222                              $0                             $0                              $0                       $0
      223                              $0                             $0                              $0                       $0
      224                              $0                             $0                              $0                       $0
      225                              $0                             $0                              $0                       $0
      226                              $0                             $0                              $0                       $0
      227                              $0                             $0                              $0                       $0
      228                              $0                             $0                              $0                       $0
      229                              $0                             $0                              $0                       $0
      230                              $0                             $0                              $0                       $0
      231                              $0                             $0                              $0                       $0
      232                              $0                             $0                              $0                       $0
      233                              $0                             $0                              $0                       $0
      234                              $0                             $0                              $0                       $0
      235                              $0                             $0                              $0                       $0
      236                              $0                             $0                              $0                       $0
      237                              $0                             $0                              $0                       $0
      238                              $0                             $0                              $0                       $0
      239                              $0                             $0                              $0                       $0
      240                              $0                             $0                              $0                       $0
      241                              $0                             $0                              $0                       $0
      242                              $0                             $0                              $0                       $0
      243                              $0                             $0                              $0                       $0
      244                              $0                             $0                              $0                       $0
      245                              $0                             $0                              $0                       $0
      246                              $0                             $0                              $0                       $0
      247                              $0                             $0                              $0                       $0
      248                              $0                             $0                              $0                       $0
      249                              $0                             $0                              $0                       $0
      250                              $0                             $0                              $0                       $0
      251                              $0                             $0                              $0                       $0
      252                              $0                             $0                              $0                       $0
      253                              $0                             $0                              $0                       $0
      254                              $0                             $0                              $0                       $0
      255                              $0                             $0                              $0                       $0
      256                              $0                             $0                              $0                       $0
      257                              $0                             $0                              $0                       $0
      258                              $0                             $0                              $0                       $0
      259                              $0                             $0                              $0                       $0
      260                              $0                             $0                              $0                       $0
      261                              $0                             $0                              $0                       $0
      262                              $0                             $0                              $0                       $0
      263                              $0                             $0                              $0                       $0
      264                              $0                             $0                              $0                       $0
      265                              $0                             $0                              $0                       $0
      266                              $0                             $0                              $0                       $0
      267                              $0                             $0                              $0                       $0
      268                              $0                             $0                              $0                       $0
      269                              $0                             $0                              $0                       $0
      270                              $0                             $0                              $0                       $0
      271                              $0                             $0                              $0                       $0
      272                              $0                             $0                              $0                       $0
      273                              $0                             $0                              $0                       $0
      274                              $0                             $0                              $0                       $0
      275                              $0                             $0                              $0                       $0
      276                              $0                             $0                              $0                       $0
      277                              $0                             $0                              $0                       $0
      278                              $0                             $0                              $0                       $0
      279                              $0                             $0                              $0                       $0
      280                              $0                             $0                              $0                       $0
      281                              $0                             $0                              $0                       $0
      282                              $0                             $0                              $0                       $0
      283                              $0                             $0                              $0                       $0
      284                              $0                             $0                              $0                       $0
      285                              $0                             $0                              $0                       $0
      286                              $0                             $0                              $0                       $0
      287                              $0                             $0                              $0                       $0
      288                              $0                             $0                              $0                       $0
      289                              $0                             $0                              $0                       $0
      290                              $0                             $0                              $0                       $0
      291                              $0                             $0                              $0                       $0
      292                              $0                             $0                              $0                       $0
      293                              $0                             $0                              $0                       $0
      294                              $0                             $0                              $0                       $0
      295                              $0                             $0                              $0                       $0
      296                              $0                             $0                              $0                       $0
      297                              $0                             $0                              $0                       $0
      298                              $0                             $0                              $0                       $0
      299                              $0                             $0                              $0                       $0
      300                              $0                             $0                              $0                       $0
      301                              $0                             $0                              $0                       $0
      302                              $0                             $0                              $0                       $0
      303                              $0                             $0                              $0                       $0
      304                              $0                             $0                              $0                       $0
      305                              $0                             $0                              $0                       $0
      306                              $0                             $0                              $0                       $0
      307                              $0                             $0                              $0                       $0
      308                              $0                             $0                              $0                       $0
      309                              $0                             $0                              $0                       $0
      310                              $0                             $0                              $0                       $0
      311                              $0                             $0                              $0                       $0
      312                              $0                             $0                              $0                       $0
      313                              $0                             $0                              $0                       $0
      314                              $0                             $0                              $0                       $0
      315                              $0                             $0                              $0                       $0
      316                              $0                             $0                              $0                       $0
      317                              $0                             $0                              $0                       $0
      318                              $0                             $0                              $0                       $0
      319                              $0                             $0                              $0                       $0
      320                              $0                             $0                              $0                       $0
      321                              $0                             $0                              $0                       $0
      322                              $0                             $0                              $0                       $0
      323                              $0                             $0                              $0                       $0
      324                              $0                             $0                              $0                       $0
      325                              $0                             $0                              $0                       $0
      326                              $0                             $0                              $0                       $0
      327                              $0                             $0                              $0                       $0
      328                              $0                             $0                              $0                       $0
      329                              $0                             $0                              $0                       $0
      330                              $0                             $0                              $0                       $0
      331                              $0                             $0                              $0                       $0
      332                              $0                             $0                              $0                       $0
      333                              $0                             $0                              $0                       $0
      334                              $0                             $0                              $0                       $0
      335                              $0                             $0                              $0                       $0
      336                              $0                             $0                              $0                       $0
      337                              $0                             $0                              $0                       $0
      338                              $0                             $0                              $0                       $0
      339                              $0                             $0                              $0                       $0
      340                              $0                             $0                              $0                       $0
      341                              $0                             $0                              $0                       $0
      342                              $0                             $0                              $0                       $0
      343                              $0                             $0                              $0                       $0
      344                              $0                             $0                              $0                       $0
      345                              $0                             $0                              $0                       $0
      346                              $0                             $0                              $0                       $0
      347                              $0                             $0                              $0                       $0
      348                              $0                             $0                              $0                       $0
      349                              $0                             $0                              $0                       $0
      350                              $0                             $0                              $0                       $0
      351                              $0                             $0                              $0                       $0
      352                              $0                             $0                              $0                       $0
      353                              $0                             $0                              $0                       $0
      354                              $0                             $0                              $0                       $0
      355                              $0                             $0                              $0                       $0
      356                              $0                             $0                              $0                       $0
      357                              $0                             $0                              $0                       $0
      358                              $0                             $0                              $0                       $0
      359                              $0                             $0                              $0                       $0
      360                              $0                             $0                              $0                       $0
      361                              $0                             $0                              $0                       $0
      362                              $0                             $0                              $0                       $0
      363                              $0                             $0                              $0                       $0
      364                              $0                             $0                              $0                       $0
      365                              $0                             $0                              $0                       $0
      366                              $0                             $0                              $0                       $0
      367                              $0                             $0                              $0                       $0
      368                              $0                             $0                              $0                       $0
      369                              $0                             $0                              $0                       $0
      370                              $0                             $0                              $0                       $0
      371                              $0                             $0                              $0                       $0
      372                              $0                             $0                              $0                       $0
      373                              $0                             $0                              $0                       $0
      374                         $11,902                             $0                          $7,905                  $39,672
      375                              $0                             $0                         $12,000                       $0
      376                              $0                             $0                          $4,167                       $0
      377                              $0                             $0                              $0                       $0
      378                        $120,000                             $0                              $0                       $0
      379                          $1,226                             $0                          $1,488                   $1,488
      380                        $149,678                             $0                              $0                       $0
      381                          $4,417                             $0                              $0                       $0
      382                              $0                             $0                              $0                       $0
      383                          $1,233                             $0                              $0                       $0
      384                         $13,856                             $0                         $16,757                  $84,096
      385                          $2,591                             $0                              $0                       $0
      386                              $0                             $0                              $0                       $0

      387                              $0                             $0                              $0                       $0
      388                              $0                             $0                              $0                       $0
      389                              $0                             $0                              $0                       $0
      390                              $0                             $0                              $0                       $0
      391                              $0                       $150,000                              $0                 $150,000
      392                         $22,086                             $0                              $0                       $0
      393                              $0                       $500,000                              $0                 $500,000

      394                              $0                             $0                              $0                       $0
      395                              $0                             $0                              $0                       $0
      396                              $0                             $0                              $0                       $0
      397                         $13,619                             $0                              $0                       $0
      398                          $1,462                       $371,000                              $0                 $371,302

      399                              $0                             $0                              $0                       $0
      400                              $0                             $0                              $0                       $0
      401                              $0                             $0                              $0                       $0
      402                         $37,278                             $0                              $0                       $0
      403                         $12,384                             $0                              $0                       $0

      404                              $0                             $0                              $0                       $0
      405                              $0                             $0                              $0                       $0
      406                              $0                             $0                              $0                       $0
      407                          $4,030                             $0                          $4,167                  $25,024
      408                              $0                  $900,000 (LOC)                        $25,000                       $0
      409                              $0                             $0                              $0                       $0

      410                              $0                             $0                              $0                       $0
      411                              $0                             $0                              $0                       $0
      412                              $0                             $0                              $0                       $0
      413                              $0                             $0                              $0                       $0
      414                              $0                             $0                              $0                       $0
      415                          $3,398                             $0                          $2,832                   $5,664
      416                         $13,051                             $0                              $0                       $0
      417                          $4,495                             $0                              $0                       $0
      418                              $0                             $0                          $6,351                       $0
      419                              $0                             $0                         $14,225                       $0
      420                          $1,259                             $0                          $3,567                   $7,134
      421                         $16,125                             $0                              $0                       $0
      422                              $0                             $0                          $8,333                       $0
      423                              $0                        $50,000                              $0                  $50,000
      424                         $15,820                             $0                          $2,000                  $20,000
      425                              $0                             $0                          $8,333                       $0
      426                              $0                             $0                              $0                       $0
      427                         $50,417                        $50,000                          $2,593                 $133,449
      428                              $0                             $0                              $0                       $0
      429                              $0                             $0                              $0                       $0
      430                              $0                             $0                              $0                       $0
      431                          $2,378                             $0                          $5,438                  $10,876
      432                            $567                             $0                          $2,799                   $2,799
      433                              $0                             $0                          $2,778                       $0
      434                          $3,750                             $0                              $0                       $0
      435                         $20,440                       $150,000                              $0                 $150,000
      436                          $6,936                       $500,000                         $10,000                 $543,582
      437                              $0                             $0                              $0                       $0

      438                          $4,557                             $0                              $0                       $0
      439                          $4,546                             $0                              $0                       $0
      440                              $0                             $0                              $0                       $0
      441                              $0                             $0                          $4,000                       $0
      442                              $0                             $0                          $4,631                       $0
      443                          $2,298                        $70,346                          $5,745                  $81,836
      444                          $1,900                             $0                          $1,267                   $6,333
      445                              $0                             $0                              $0                       $0
      446                              $0                             $0                              $0                       $0
      447                          $1,214                             $0                          $5,625                  $11,230
      448                            $590                             $0                          $2,969                   $2,969
      449                          $4,615                       $150,000                              $0                 $150,000

      450                              $0                             $0                              $0                       $0
      451                              $0                             $0                              $0                       $0
      452                          $7,648                             $0                          $3,400                  $30,600
      453                              $0                       $100,000                              $0                 $100,000
      454                            $983                             $0                          $3,277                   $3,277
      455                              $0                             $0                              $0                       $0
      456                          $1,743                             $0                          $3,875                 $311,252
      457                            $737                             $0                          $2,457                   $2,457
      458                              $0                             $0                              $0                       $0
      459                          $2,335                             $0                            $814                   $2,447
      460                            $739                             $0                          $2,425                   $2,425
      461                            $935                             $0                          $3,333                   $6,687
      462                              $0                             $0                              $0                       $0
      463                              $0                             $0                          $5,000                       $0

      464                              $0                             $0                          $1,015                       $0
      465                              $0                             $0                            $937                       $0
      466                          $1,255                        $25,000                          $2,087                  $33,543
      467                            $905                             $0                          $1,206                   $3,619
      468                          $1,685                       $100,000                          $6,318                 $106,318
      469                          $3,304                             $0                          $6,871                  $20,651
      470                              $0                             $0                              $0                       $0
      471                              $0                             $0                              $0                       $0
      472                            $368                       $100,000                              $0                 $100,082
      473                    $15,000 (LOC)                  $75,000 (LOC)                             $0             $75,000 (LOC)
      474                          $1,261                             $0                          $1,575                   $3,153

      475                            $250                             $0                              $0                       $0
      476                            $167                             $0                              $0                       $0
      477                            $167                             $0                              $0                       $0
      478                            $167                             $0                              $0                       $0
      479                            $167                             $0                              $0                       $0
      480                            $167                             $0                              $0                       $0
      481                          $2,320                             $0                          $5,795                  $11,601
      482                              $0                             $0                              $0                       $0
      483                          $2,000                             $0                            $833                   $3,333
      484                          $2,484                        $75,000                          $2,755                  $83,713
      485                            $266                             $0                          $1,775                   $1,775
      486                          $1,415                             $0                              $0                       $0
      487                          $1,894                             $0                              $0                       $0
      488                        $305,000                             $0                              $0                       $0
      489                            $304                        $50,000                              $0                  $50,000
      490                            $478                             $0                          $1,326                   $1,326
      491                          $1,416                             $0                              $0                       $0
      492                            $586                             $0                              $0                       $0
      493                            $961                             $0                          $1,250                   $3,750
      494                              $0                             $0                              $0                       $0
      495                              $0                             $0                          $2,500                       $0
      496                              $0                       $100,000                              $0                 $100,002

      497                            $602                             $0                              $0                       $0
      498                            $563                             $0                              $0                       $0
      499                              $0                             $0                          $1,147                       $0
      500                              $0                             $0                              $0                       $0
      501                            $276                             $0                          $3,333                   $3,333
      502                          $1,289                             $0                              $0                       $0
      503                              $0                       $100,000                              $0                 $100,000
      504                              $0                             $0                              $0                       $0
      505                              $0                             $0                              $0                       $0
      506                              $0                        $43,000                          $3,583                  $53,750
      507                            $706                             $0                          $1,765                   $3,530

      508                              $0                             $0                            $368                       $0
      509                              $0                             $0                            $351                       $0
      510                              $0                             $0                            $351                       $0
      511                              $0                             $0                            $312                       $0
      512                              $0                             $0                            $312                       $0
      513                              $0                             $0                            $312                       $0
      514                              $0                             $0                            $308                       $0
      515                              $0                             $0                          $1,413                       $0
      516                            $136                             $0                          $1,350                   $1,350
      517                              $0                             $0                              $0                       $0
      518                         $18,343                             $0                          $4,297                  $21,487
      519                              $0                             $0                              $0                       $0
      520                          $2,646                             $0                              $0                       $0
      521                          $2,166                             $0                          $2,342                   $7,039
      522                         $30,883                             $0                              $0                       $0
      523                         $27,486                             $0                          $1,750                  $15,750
      524                          $1,668                             $0                              $0                       $0
      525                              $0                             $0                              $0                       $0
      526                          $1,087                             $0                          $2,000                   $6,002
      527                         $48,059                             $0                              $0                       $0
      528                              $0                             $0                              $0                       $0
      529                              $0                             $0                              $0                       $0
      530                              $0                             $0                              $0                       $0
      531                         $50,005                        $50,000                              $0                 $172,472
      532                              $0                             $0                              $0                       $0
      533                              $0                             $0                          $1,906                       $0
      534                              $0                             $0                              $0                       $0
      535                              $0                             $0                              $0                       $0
      536                            $165                             $0                          $1,098                   $1,099
      537                            $618                             $0                            $834                   $3,337
      538                              $0                             $0                              $0                       $0
      539                              $0                        $50,000                              $0                  $50,000
      540                            $845                             $0                            $960                   $6,758
      541                              $0                             $0                              $0                       $0
      542                              $0                             $0                              $0                       $0
      543                              $0                             $0                              $0                       $0
      544                          $1,511                             $0                              $0                       $0
      545                              $0                             $0                              $0                       $0
      546                        $117,277                             $0                          $3,332                  $23,327
      547                          $2,867                             $0                            $226                   $1,131
      548                            $753                        $60,000                              $0                  $60,433
      549                            $234                        $25,000                              $0                  $25,093

                               $1,765,348                     $9,218,146                        $369,124               $9,318,040




------------------------------------------------------------------------------------------------------------------------------------
                                                                               PREPAYMENT CODE(25)
MORTGAGE        ENVIRONMENTAL       INTEREST                      -------------------------------------      YM      ADMINISTRATIVE
LOAN NO.          INSURANCE      ACCRUAL METHOD SEASONING(24)      LO   DEF  DEF/YM1   YM1  YM    OPEN   FORMULA(26)   COST RATE(27)
------------------------------------------------------------------------------------------------------------------------------------

    1                No            Actual/360         4            28   88                          4                         3.175
    2                No            Actual/360         3            27   88                          4                         3.175

    3                No            Actual/360         1            25   88                          7                         3.175
    4                No            Actual/360         1            25   88                          7                         3.175
    5                No            Actual/360         1            25   88                          7                         3.175
    6                No            Actual/360         1            25   88                          7                         3.175
    7                No            Actual/360         1            25   88                          7                         3.175
    8                No            Actual/360         1            25   88                          7                         3.175
    9                No            Actual/360         1            25   88                          7                         3.175
   10                No            Actual/360         1            25   88                          7                         3.175
   11                No            Actual/360         1            25   88                          7                         3.175
   12                No            Actual/360         1            25   88                          7                         3.175
   13                No            Actual/360         1            25   88                          7                         3.175
   14                No            Actual/360         1            25   88                          7                         3.175
   15                No            Actual/360         1            25   88                          7                         3.175
   16                No            Actual/360         1            25   88                          7                         3.175
   17                No            Actual/360         1            25   88                          7                         3.175
   18                No            Actual/360         1            25   88                          7                         3.175
   19                No            Actual/360         1            25   88                          7                         3.175
   20                No            Actual/360         1            25   88                          7                         3.175
   21                No            Actual/360         1            25   88                          7                         3.175
   22                No            Actual/360         1            25   88                          7                         3.175
   23                No            Actual/360         1            25   88                          7                         3.175
   24                No            Actual/360         1            25   88                          7                         3.175
   25                No            Actual/360         1            25   88                          7                         3.175
   26                No            Actual/360         1            25   88                          7                         3.175
   27                No            Actual/360         1            25   88                          7                         3.175
   28                No            Actual/360         1            25   88                          7                         3.175
   29                No            Actual/360         1            25   88                          7                         3.175
   30                No            Actual/360         1            25   88                          7                         3.175
   31                No            Actual/360         1            25   88                          7                         3.175
   32                No            Actual/360         1            25   88                          7                         3.175
   33                No            Actual/360         1            25   88                          7                         3.175
   34                No            Actual/360         1            25   88                          7                         3.175
   35                No            Actual/360         1            25   88                          7                         3.175
   36                No            Actual/360         1            25   88                          7                         3.175
   37                No            Actual/360         1            25   88                          7                         3.175
   38                No            Actual/360         1            25   88                          7                         3.175
   39                No            Actual/360         1            25   88                          7                         3.175
   40                No            Actual/360         1            25   88                          7                         3.175
   41                No            Actual/360         1            25   88                          7                         3.175
   42                No            Actual/360         1            25   88                          7                         3.175
   43                No            Actual/360         1            25   88                          7                         3.175
   44                No            Actual/360         1            25   88                          7                         3.175
   45                No            Actual/360         1            25   88                          7                         3.175
   46                No            Actual/360         1            25   88                          7                         3.175
   47                No            Actual/360         1            25   88                          7                         3.175
   48                No            Actual/360         1            25   88                          7                         3.175
   49                No            Actual/360         1            25   88                          7                         3.175
   50                No            Actual/360         1            25   88                          7                         3.175
   51                No            Actual/360         1            25   88                          7                         3.175
   52                No            Actual/360         1            25   88                          7                         3.175
   53                No            Actual/360         1            25   88                          7                         3.175
   54                No            Actual/360         1            25   88                          7                         3.175
   55                No            Actual/360         1            25   88                          7                         3.175
   56                No            Actual/360         1            25   88                          7                         3.175
   57                No            Actual/360         1            25   88                          7                         3.175
   58                No            Actual/360         1            25   88                          7                         3.175
   59                No            Actual/360         1            25   88                          7                         3.175
   60                No            Actual/360         1            25   88                          7                         3.175
   61                No            Actual/360         1            25   88                          7                         3.175
   62                No            Actual/360         1            25   88                          7                         3.175
   63                No            Actual/360         1            25   88                          7                         3.175
   64                No            Actual/360         1            25   88                          7                         3.175
   65                No            Actual/360         1            25   88                          7                         3.175
   66                No            Actual/360         1            25   88                          7                         3.175
   67                No            Actual/360         1            25   88                          7                         3.175
   68                No            Actual/360         1            25   88                          7                         3.175
   69                No            Actual/360         1            25   88                          7                         3.175
   70                No            Actual/360         1            25   88                          7                         3.175
   71                No            Actual/360         1            25   88                          7                         3.175
   72                No            Actual/360         1            25   88                          7                         3.175
   73                No            Actual/360         1            25   88                          7                         3.175
   74                No            Actual/360         1            25   88                          7                         3.175
   75                No            Actual/360         1            25   88                          7                         3.175
   76                No            Actual/360         1            25   88                          7                         3.175
   77                No            Actual/360         1            25   88                          7                         3.175
   78                No            Actual/360         1            25   88                          7                         3.175
   79                No            Actual/360         1            25   88                          7                         3.175
   80                No            Actual/360         1            25   88                          7                         3.175
   81                No            Actual/360         1            25   88                          7                         3.175
   82                No            Actual/360         1            25   88                          7                         3.175
   83                No            Actual/360         1            25   88                          7                         3.175
   84                No            Actual/360         1            25   88                          7                         3.175
   85                No            Actual/360         1            25   88                          7                         3.175
   86                No            Actual/360         1            25   88                          7                         3.175
   87                No            Actual/360         1            25   88                          7                         3.175
   88                No            Actual/360         1            25   88                          7                         3.175
   89                No            Actual/360         1            25   88                          7                         3.175
   90                No            Actual/360         1            25   88                          7                         3.175
   91                No            Actual/360         1            25   88                          7                         3.175
   92                No            Actual/360         1            25   88                          7                         3.175
   93                No            Actual/360         1            25   88                          7                         3.175
   94                No            Actual/360         1            25   88                          7                         3.175
   95                No            Actual/360         1            25   88                          7                         3.175
   96                No            Actual/360         1            25   88                          7                         3.175
   97                No            Actual/360         1            25   88                          7                         3.175
   98                No            Actual/360         1            25   88                          7                         3.175
   99                No            Actual/360         1            25   88                          7                         3.175
   100               No            Actual/360         1            25   88                          7                         3.175
   101               No            Actual/360         1            25   88                          7                         3.175
   102               No            Actual/360         1            25   88                          7                         3.175
   103               No            Actual/360         1            25   88                          7                         3.175
   104               No            Actual/360         1            25   88                          7                         3.175
   105               No            Actual/360         1            25   88                          7                         3.175
   106               No            Actual/360         1            25   88                          7                         3.175
   107               No            Actual/360         1            25   88                          7                         3.175
   108               No            Actual/360         1            25   88                          7                         3.175
   109               No            Actual/360         1            25   88                          7                         3.175
   110               No            Actual/360         1            25   88                          7                         3.175
   111               No            Actual/360         1            25   88                          7                         3.175
   112               No            Actual/360         1            25   88                          7                         3.175
   113               No            Actual/360         1            25   88                          7                         3.175
   114               No            Actual/360         1            25   88                          7                         3.175
   115               No            Actual/360         1            25   88                          7                         3.175
   116               No            Actual/360         1            25   88                          7                         3.175
   117               No            Actual/360         1            25   88                          7                         3.175
   118               No            Actual/360         1            25   88                          7                         3.175
   119               No            Actual/360         1            25   88                          7                         3.175
   120               No            Actual/360         1            25   88                          7                         3.175
   121               No            Actual/360         1            25   88                          7                         3.175
   122               No            Actual/360         1            25   88                          7                         3.175
   123               No            Actual/360         1            25   88                          7                         3.175
   124               No            Actual/360         1            25   88                          7                         3.175
   125               No            Actual/360         1            25   88                          7                         3.175
   126               No            Actual/360         1            25   88                          7                         3.175
   127               No            Actual/360         1            25   88                          7                         3.175
   128               No            Actual/360         1            25   88                          7                         3.175
   129               No            Actual/360         1            25   88                          7                         3.175
   130               No            Actual/360         1            25   88                          7                         3.175
   131               No            Actual/360         1            25   88                          7                         3.175
   132               No            Actual/360         1            25   88                          7                         3.175
   133               No            Actual/360         1            25   88                          7                         3.175
   134               No            Actual/360         1            25   88                          7                         3.175
   135               No            Actual/360         1            25   88                          7                         3.175
   136               No            Actual/360         1            25   88                          7                         3.175
   137               No            Actual/360         1            25   88                          7                         3.175
   138               No            Actual/360         1            25   88                          7                         3.175
   139               No            Actual/360         1            25   88                          7                         3.175
   140               No            Actual/360         1            25   88                          7                         3.175
   141               No            Actual/360         1            25   88                          7                         3.175
   142               No            Actual/360         1            25   88                          7                         3.175
   143               No            Actual/360         1            25   88                          7                         3.175
   144               No            Actual/360         1            25   88                          7                         3.175
   145               No            Actual/360         1            25   88                          7                         3.175
   146               No            Actual/360         1            25   88                          7                         3.175
   147               No            Actual/360         1            25   88                          7                         3.175
   148               No            Actual/360         1            25   88                          7                         3.175
   149               No            Actual/360         1            25   88                          7                         3.175
   150               No            Actual/360         1            25   88                          7                         3.175
   151               No            Actual/360         1            25   88                          7                         3.175
   152               No            Actual/360         1            25   88                          7                         3.175
   153               No            Actual/360         1            25   88                          7                         3.175
   154               No            Actual/360         1            25   88                          7                         3.175
   155               No            Actual/360         1            25   88                          7                         3.175
   156               No            Actual/360         1            25   88                          7                         3.175
   157               No            Actual/360         1            25   88                          7                         3.175
   158               No            Actual/360         1            25   88                          7                         3.175
   159               No            Actual/360         1            25   88                          7                         3.175
   160               No            Actual/360         1            25   88                          7                         3.175
   161               No            Actual/360         1            25   88                          7                         3.175
   162               No            Actual/360         1            25   88                          7                         3.175
   163               No            Actual/360         1            25   88                          7                         3.175
   164               No            Actual/360         1            25   91                          4                         3.175
   165               No            Actual/360         2            26   27                          7                         3.175

   166               No            Actual/360         2            24          27       2           7         A               3.175
   167               No            Actual/360         2            24          27       2           7         A               3.175
   168               No            Actual/360         2            24          27       2           7         A               3.175
   169               No            Actual/360         2            24          27       2           7         A               3.175
   170               No            Actual/360         0            24                  32           4         B               3.175
   171               No            Actual/360         3            28   49                          7                         2.175
   172               No            Actual/360         2            26                  90           4         C               3.175
   173               No            Actual/360         0            24                  32           4         B               3.175
   174               No            Actual/360         4            28   75                          5                         3.175
   175               No            Actual/360         0            35   81                          4                         3.175
   176               No            Actual/360         0            24                  32           4         B               3.175
   177               No            Actual/360         3            23                  35           2         D               2.175
   178               No            Actual/360         0            24                  32           4         B               3.175
   179               No            Actual/360         1            25                  91           4         E               3.175
   180               No            Actual/360         3            27   89                          4                         3.175
   181               No            Actual/360         2            26   90                          4                         3.175

   182        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   183        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   184        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   185        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   186        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   187        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   188        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   189        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   190        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   191        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   192        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   193        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   194        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   195        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   196        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   197        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   198        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   199        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   200        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   201        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   202        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   203        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   204        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   205        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   206        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   207        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   208        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   209        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   210        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   211        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   212        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   213        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   214        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   215        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   216        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   217        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   218        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   219        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   220        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   221        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   222        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   223        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   224        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   225        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   226        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   227        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   228        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   229        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   230        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   231        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   232        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   233        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   234        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   235        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   236        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   237        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   238        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   239        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   240        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   241        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   242        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   243        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   244        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   245        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   246        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   247        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   248        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   249        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   250        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   251        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   252        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   253        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   254        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   255        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   256        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   257        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   258        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   259        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   260        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   261        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   262        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   263        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   264        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   265        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   266        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   267        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   268        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   269        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   270        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   271        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   272        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   273        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   274        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   275        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   276        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   277        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   278        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   279        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   280        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   281        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   282        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   283        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   284        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   285        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   286        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   287        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   288        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   289        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   290        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   291        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   292        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   293        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   294        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   295        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   296        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   297        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   298        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   299        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   300        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   301        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   302        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   303        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   304        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   305        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   306        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   307        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   308        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   309        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   310        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   311        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   312        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   313        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   314        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   315        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   316        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   317        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   318        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   319        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   320        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   321        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   322        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   323        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   324        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   325        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   326        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   327        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   328        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   329        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   330        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   331        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   332        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   333        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   334        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   335        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   336        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   337        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   338        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   339        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   340        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   341        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   342        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   343        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   344        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   345        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   346        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   347        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   348        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   349        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   350        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   351        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   352        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   353        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   354        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   355        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   356        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   357        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   358        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   359        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   360        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   361        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   362        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   363        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   364        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   365        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   366        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   367        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   368        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   369        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   370        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   371        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   372        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   373        Yes - Individual     Actual/360         3            36   80                          4                        20.175
   374               No            Actual/360         7            31   85                          4                         3.175
   375               No            Actual/360         1            26   90                          4                         7.175
   376               No            Actual/360         2            59                  57           4         E               3.175
   377               No            Actual/360         2            26   87                          7                         3.175
   378               No            Actual/360         1            25   91                          4                         3.175
   379               No            Actual/360         3            27   89                          4                         3.175
   380               No            Actual/360         7            31   85                          4                        10.175
   381               No            Actual/360         3            27   89                          4                         3.175
   382               No            Actual/360         3            27   86                          7                         3.175
   383               No            Actual/360         2            27   91                          2                         7.175
   384               No            Actual/360         7            31   85                          4                         3.175
   385               No            Actual/360         4            59                  57           4         C               3.175
   386               No            Actual/360         1            25   28                          7                         8.175

   387               No            Actual/360         1            26   90                          4                         9.175
   388               No            Actual/360         1            26   90                          4                         9.175
   389               No            Actual/360         1            26   90                          4                         9.175
   390               No            Actual/360         1            26   90                          4                         9.175
   391               No            Actual/360         2            26   90                          4                         3.175
   392               No            Actual/360         7            31   85                          4                         3.175
   393               No            Actual/360         2            26   30                          4                         3.175

   394               No            Actual/360         1            26   90                          4                         9.175
   395               No            Actual/360         1            26   90                          4                         9.175
   396               No            Actual/360         1            26   90                          4                         9.175
   397               No            Actual/360         4            28   124                         4                         3.175
   398               No            Actual/360         3            27   89                          4                         3.175

   399               No            Actual/360         1            26   90                          4                         9.175
   400               No            Actual/360         1            26   90                          4                         9.175
   401               No            Actual/360         1            26   90                          4                         9.175
   402               No            Actual/360         6            30   86                          4                         3.175
   403               No            Actual/360         4            28   124                         4                         3.175

   404               No            Actual/360         4            28   88                          4                         3.175
   405               No            Actual/360         4            28   88                          4                         3.175
   406               No            Actual/360         4            28   88                          4                         3.175
   407               No            Actual/360         8            32   83                          5                        13.175
   408               No            Actual/360         1            47                  69           4         F               2.175
   409               No            Actual/360         1            25   31                          4                         3.175

   410               No              30/360           1            35                  81           4         B               3.175
   411               No              30/360           1            35                  81           4         B               3.175
   412               No              30/360           1            35                  81           4         B               3.175
   413               No              30/360           1            35                  81           4         B               3.175
   414               No            Actual/360         1            26   87                          7                         7.175
   415               No            Actual/360         4            28   88                          4                         3.175
   416               No            Actual/360         7            31   85                          4                         3.175
   417               No            Actual/360         3            35   83                          2                         8.175
   418               No            Actual/360         2            26   90                          4                         3.175
   419               No            Actual/360         2            26   84                         10                         3.175
   420               No            Actual/360         4            28   88                          4                         3.175
   421               No            Actual/360         4            28   88                          4                         3.175
   422               No            Actual/360         1            25   91                          4                         3.175
   423               No            Actual/360         1            25   91                          4                         3.175
   424               No            Actual/360         12           36   80                          4                         8.175
   425               No            Actual/360         1            25   70                         25                         3.175
   426               No            Actual/360         1            35   83                          2                         8.175
   427               No            Actual/360         7            31   84                          5                         3.175
   428               No            Actual/360         1            59                  57           4         G              10.175
   429               No            Actual/360         2            26   87                          7                         3.175
   430               No            Actual/360         4            28   88                          4                        13.175
   431               No            Actual/360         4            35   83                          2                         3.175
   432               No            Actual/360         3            27   89                          4                         3.175
   433               No            Actual/360         0            59                  57           4         H              10.175
   434               No            Actual/360         1            25   91                          4                        10.175
   435               No            Actual/360         2            26                  90           4         I               3.175
   436               No            Actual/360         6            30   86                          4                         3.175
   437               No            Actual/360         6            30   89                          1                         3.175

   438               No            Actual/360         3            27   89                          4                         3.175
   439               No            Actual/360         3            27   89                          4                         3.175
   440               No            Actual/360         2            26   30                          4                         3.175
   441               No            Actual/360         1            26   90                          4                         7.175
   442               No            Actual/360         2            26          81                  13         J               3.175
   443               No            Actual/360         4            28   28                          4                         3.175
   444               No            Actual/360         7            31   85                          4                         3.175
   445               No            Actual/360         2            35   83                          2                         3.175
   446               No            Actual/360         4            28   88                          4                         3.175
   447               No            Actual/360         3            27   89                          4                         3.175
   448               No            Actual/360         3            35   83                          2                         8.175
   449               No            Actual/360         7            31   85                          4                         3.175

   450               No            Actual/360         0            25                  88           7         F               2.175
   451               No            Actual/360         0            25                  88           7         F               2.175
   452               No            Actual/360         10           35   81                          4                         3.175
   453               No            Actual/360         2            35   81                          4                         3.175
   454               No            Actual/360         3            27   89                          4                         3.175
   455               No            Actual/360         2            26   90                          4                         3.175
   456               No            Actual/360         5            35   81                          4                         3.175
   457               No            Actual/360         3            27   89                          4                         3.175
   458               No            Actual/360         3            35                  81           4         B               3.175
   459               No            Actual/360         5            29   147                         4                         3.175
   460               No            Actual/360         3            35   83                          2                         8.175
   461               No            Actual/360         4            28   88                          4                         3.175
   462               No            Actual/360         1            26   90                          4                         2.175
   463               TBD           Actual/360         0            25   91                          4                         7.175

   464               No            Actual/360         2            26          30                   4         B               3.175
   465               No            Actual/360         2            26          30                   4         B               3.175
   466               No            Actual/360         6            30   86                          4                         3.175
   467               No            Actual/360         5            29          87                   4         K               3.175
   468               No            Actual/360         3            27   89                          4                         3.175
   469               No            Actual/360         5            29   87                          4                         3.175
   470               No            Actual/360         0            25                  88           7         F               2.175
   471               No            Actual/360         1            26   90                          4                         2.175
   472               No            Actual/360         3            27   89                          4                         3.175
   473               No            Actual/360         4            28   88                          4                         3.175
   474               No            Actual/360         4            28   88                          4                         3.175

   475               No            Actual/360         3            27   89                          4                        13.175
   476               No            Actual/360         3            27   89                          4                        13.175
   477               No            Actual/360         3            27   89                          4                        13.175
   478               No            Actual/360         3            27   89                          4                        13.175
   479               No            Actual/360         3            27   89                          4                        13.175
   480               No            Actual/360         3            27   89                          4                        13.175
   481               No            Actual/360         4            28          85                   7         J               3.175
   482               No            Actual/360         1            26   90                          4                         7.175
   483               No            Actual/360         6            30   83                          7                         3.175
   484               No            Actual/360         5            29   87                          4                         3.175
   485               No            Actual/360         3            27          89                   4         K               3.175
   486               No            Actual/360         3            27   89                          4                         3.175
   487               No            Actual/360         4            28   88                          4                         8.175
   488               No            Actual/360         2            26   90                          4                         3.175
   489               No            Actual/360         3            27   89                          4                        13.175
   490               No            Actual/360         3            27   89                          4                         3.175
   491               No            Actual/360         3            28   88                          4                         2.175
   492               No            Actual/360         3            27   89                          4                         3.175
   493               No            Actual/360         5            29   87                          4                         3.175
   494               No            Actual/360         0            25                  88           7         F               2.175
   495               No            Actual/360         2            26   90                          4                        13.175
   496               No            Actual/360         2            35   80                          5                         3.175

   497               No            Actual/360         3            27   29                          4                         3.175
   498               No            Actual/360         3            27   29                          4                         3.175
   499               No            Actual/360         1            25   91                          4                         3.175
   500           Yes - Group       Actual/360         3            35   81                          4                         3.175
   501               No            Actual/360         3            27   89                          4                         3.175
   502               No            Actual/360         4            28   88                          4                         3.175
   503               No            Actual/360         2            26   90                          4                         3.175
   504           Yes - Group       Actual/360         1            35          81                   4         B               5.175
   505           Yes - Group       Actual/360         1            35          81                   4         B               5.175
   506               No            Actual/360         5            29                  87           4         L              13.175
   507               No            Actual/360         4            28   28                          4                         3.175

   508           Yes - Group       Actual/360         1            35   81                          4                        10.175
   509           Yes - Group       Actual/360         1            35   81                          4                        10.175
   510           Yes - Group       Actual/360         1            35   81                          4                        10.175
   511           Yes - Group       Actual/360         1            35   81                          4                        10.175
   512           Yes - Group       Actual/360         1            35   81                          4                        10.175
   513           Yes - Group       Actual/360         1            35   81                          4                        10.175
   514           Yes - Group       Actual/360         1            35   81                          4                        10.175
   515           Yes - Group       Actual/360         1            35   83                          2                         3.175
   516               No            Actual/360         3            35   81                          4                         3.175
   517               No            Actual/360         7            31   85                          4                         3.175
   518               No            Actual/360         5            29   87                          4                        10.175
   519           Yes - Group       Actual/360         1            35          81                   4         B               5.175
   520               No            Actual/360         4            28   28                          4                         3.175
   521               No            Actual/360         5            29   87                          4                         3.175
   522           Yes - Group       Actual/360         7            35          81                   4         B               5.175
   523           Yes - Group       Actual/360         11           35   81                          4                         3.175
   524               No            Actual/360         4            28   88                          4                         3.175
   525               No            Actual/360         0            25                  88           7         F               2.175
   526               No            Actual/360         5            29   87                          4                        13.175
   527               No            Actual/360         11           35   81                          4                         3.175
   528           Yes - Group       Actual/360         1            35          81                   4         B               5.175
   529               No            Actual/360         0            25                  88           7         F               2.175
   530               No            Actual/360         7            31   85                          4                         3.175
   531               No            Actual/360         2            35   81                          4                         3.175
   532               No            Actual/360         0            25                  88           7         F               2.175
   533           Yes - Group       Actual/360         1            35   81                          4                         3.175
   534               No            Actual/360         4            28   88                          4                         3.175
   535               No            Actual/360         2            26   90                          4                         3.175
   536               No            Actual/360         3            27   89                          4                         3.175
   537               No            Actual/360         6            30   86                          4                         3.175
   538               No            Actual/360         4            28   88                          4                        10.175
   539               No            Actual/360         1            35   81                          4                         3.175
   540               No            Actual/360         9            59                  57           4         M               3.175
   541               No            Actual/360         2            35          81                   4         B              10.175
   542               No            Actual/360         0            25                  88           7         F               2.175
   543               No            Actual/360         2            26   90                          4                         3.175
   544               No            Actual/360         11           35   81                          4                        10.175
   545           Yes - Group       Actual/360         2            35   81                          4                         7.175
   546               No            Actual/360         7            31   85                          4                        10.175
   547               No            Actual/360         5            29   87                          4                        10.175
   548               No            Actual/360         6            30                       86      4         N               3.175
   549               No            Actual/360         4            28   85                          7                         3.175

                                                      3                                                                       3.902


FOOTNOTES TO APPENDIX II

1       "MSMC", "WFB", "PMCF" and "SunTrust" denote Morgan Stanley Mortgage
        Capital Inc., Wells Fargo Bank, National Association, Prudential
        Mortgage Capital Funding, LLC and SunTrust Bank, respectively as
        Sellers.

2       The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding: Mortgage Loan
        Nos. 3-29, 30-56, 57-83, 84-110, 111-136, 137-163, 166-169, 182-373,
        387-390, 394-396, 399-401, 410-413, 450-451 and 464-465, 475-480, and
        508-514. For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date Balance has been allocated to each mortgaged property based on respective appraised values, and/or Underwritable Cash
        Flows or loan documents. The following loan pools represent cross-collateralized/cross-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding:
        Mortgage Loan Nos. 3-163, 404-406, 438-439 and 497-498. For the purpose of the statistical information set forth in this Prospectus Supplement as to such single-loan/multiple-property and cross-collateralized/cross-
        defaulted loan pools, certain credit statistics, including NOI DSCR, NCF
        DSCR, Cut-off Date LTV, Balloon LTV and Cut-off Date Balance per Unit or
        SF, are calculated on an aggregate basis.

3.      "Units/SF" refers to square feet, units, pads or rooms as applicable for each mortgage property. Certain of the mortgage loans that are secured by retail and/or office properties include in-line and/or anchor ground lease parcels in the calculation of total property square footage.

        With respect to Mortgage Loan No. 1, Lincoln Square Retail Portfolio,
        the total square footage listed only includes the retail portfolio. The total portfolio also includes a 96-unit Phillips Club extended-stay luxury hotel.

4       In general for each mortgaged property, "Percent Leased" was determined based on a rent roll, occupancy report, operating statement, financial statement or lease verification letter provided by the borrower.
        "Percent Leased as of Date" indicates the date as of which "Percent
        Leased" was determined based on such information.

5       With respect to Mortgage Loan No. 418, 825 East Gate Boulevard, the
        property in association with a lease agreement with the IDA, is subject to a ground lease on a portion of the related property. However, the borrower-affiliated fee-owner has subjected its interest to the mortgage such that upon foreclosure, the ground lease is extinguished. As such, the loan is disclosed as a fee loan.

        With respect to Mortgage Loan No. 492, Right Track Self Storage, the
        property in association with a lease agreement with the IDA, is subject to a ground lease on a portion of the related property. However, the borrower-affiliated fee-owner has subjected its interest to the mortgage such that upon foreclosure, the ground lease is extinguished. As such, the loan is disclosed as a fee loan.

6       The Cut-off Date is August 1, 2005 for any mortgage loan that has a due date on the first day of each month. For purposes of the information contained in this Prospectus Supplement, we present the loans as if scheduled payments due in August 2005 were due on August 1, 2005, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for
        Mortgage Loan Nos. 164, 171, 177, 375, 387-390, 394-396, 399-401, 414,
        463, 482, which are due on the 5th of the month; Mortgage Loan No. 165, which is due on the 6th of the month; Mortgage Loan Nos. 1 and 180 which are due on the 7th of the month; and Mortgage Loan Nos. 2, 166-169, 397,
        398, 403, 437, 484 and 527, which are due on the 8th of the month.

        With respect to Mortgage Loan Nos. 3-163 (referred to herein as the
        "U-Haul Portfolio Loan" and the "U-Haul Portfolio Pari Passu Loan"), the
        loan is comprised of several notes with an aggregate balance of
        $239,664,122 that are secured by the mortgaged properties on a pari passu basis with several other notes (together, the "U-Haul Portfolio
        Companion Loan") that are not included in the Trust. The U-Haul
        Portfolio Companion Loan had an outstanding principal balance as of the cut-off date of $44,937,023 and is currently held by MSMC. The U-Haul
        Portfolio Companion Loan has the same interest rate, maturity date and amortization term as the U-Haul Portfolio Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the U-Haul Portfolio Loan, the Debt Service Coverage Ratio,
        Loan-to-Value Ratio, and Loan per SF reflect the aggregate indebtedness evidenced by the U-Haul Portfolio Pari Passu Loan and the U-Haul
        Portfolio Companion Loan.

                                      II-1

        With respect to Mortgage Loan Nos. 182-373 (referred to herein as the
        "FRIS Chkn Portfolio Loan" and the "FRIS Chkn Portfolio Pari Passu
        Loan"), the loan is comprised of one A Note (Note A-1 described below)
        that is secured by the mortgaged properties on a 50% pari passu basis with another note (A-2 Note described below, the "FRIS Chkn Portfolio
        Companion Loan") that is not included in the Trust. The FRIS Chkn
        Portfolio A Notes had original principal balances as follows: Note A-1,
        $25,000,000; Note A-2, $25,000,000. The Note A-1 is included in the trust. The FRIS Chkn Portfolio Companion Loan is currently held by Wells
        Fargo Bank, National Association. The FRIS Chkn Portfolio Companion Loan
        has the same interest rate, maturity date and amortization term as the
        FRIS Chkn Portfolio Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the FRIS Chkn
        Portfolio Loan, the Debt Service Coverage Ratio, Loan-to-Value Ratio,
        and Loan per SF reflect the aggregate indebtedness evidenced by the FRIS
        Chkn Portfolio Pari Passu Loan and the FRIS Chkn Portfolio Companion
        Loan. The FRIS Chkn Portfolio also secures a subordinated B Note in an original principal amount of $25,000,000, which is owned by Wells Fargo
        Bank, National Association and is not an asset of the Trust.

        With respect to Mortgage Loan No. 165, Coronado Center, the loan also secures a subordinated B Note in an original principal amount of
        $49,000,000 and is not an asset of the Trust. The holder of the B Note has the right to control any workout or other remedies until certain events occur pursuant to an intercreditor agreement.

        With respect to Mortgage Loan No. 181, County Line Commerce Center, the
        loan also secures a subordinate note in an original principal amount of
        $3,000,000 and is not an asset of the Trust.

        With respect to Mortgage Loan No. 414, Mediterranean Inn, the loan also secures a subordinate note in an original principal amount of $300,000, which is currently held by an entity not affiliated with the Mortgage
        Loan Seller. This debt is subject to a subordination and standstill agreement in favor of the Mortgage Loan Seller.

        With respect to Mortgage Loan No. 2, 1500 Broadway, 1500 Broadway has
        mezzanine financing in place of $18,297,511.

        With respect to Mortgage Loan No. 397, Mission Bay Apartments, the
        Mission Bay Apartments Property has subordinate unsecured (bridge)
        financing in place of $1,400,000.

        With respect to Mortgage Loan No. 403, Hunters Run Apartments, the
        Hunters Run Apartments Property has subordinate unsecured (bridge)
        financing in place of $356,000.

        With respect to Mortgage Loan No. 440, 115 East Mosholu Parkway, the 115
        East Mosholu Parkway Property has mezzanine financing in place of
        $880,000.

        With respect to Mortgage Loan No. 443, 223 West Erie Street, the 223
        West Erie Street Property has mezzanine financing in place of $500,000.

        With respect to Mortgage Loan No. 431, San Leandro Center, the borrower is permitted in the future to incur additional secured debt subject to subordination and restrictions including but not limited to (i) a combined maximum LTV of 66.5%, and (ii) the actual combined DSCR as underwritten by lender must be greater than 0.90x based on a 10%
        constant and the actual DSCR must be greater than 1.25x.

        With respect to Mortgage Loan No. 3-163, U-Haul Portfolio, the borrower is permitted in the future to obtain mezzanine financing of up to
        $50,000,000 provided that certain conditions are met including but not limited to (i) a combined maximum LTV of 85%, (ii) the combined DSCR is at least 1.15x.

        With respect to Mortgage Loan No. 165, Coronado Center, the borrower has the right in the future to obtain mezzanine financing secured by an ownership interest in the borrower entity provided that, among other things, the combined DSCR is not less than 1.20x and the combined LTV does not exceed 75%.

        With respect to Mortgage Loan No. 171, Oviedo Marketplace, mezzanine financing on the property is permitted provided that (i) the total amount of the mezzanine debt, together with the original principal amount of the subject mortgage loan does not exceed 80% of the appraised value of the property, (ii) the debt service coverage ratio based on the combined annualized debt service of the subject mortgage loan and the mezzanine debt (calculated as set forth in the related mortgage) must not be less than 1.20x, (iii) the mezzanine lender must enter into an intercreditor agreement with the

                                      II-2

        mortgagee, in form and substance acceptable to the mortgagee and the rating agencies, and (iv) confirmation has been obtained from each rating agency that the incurrence of such mezzanine debt would not result in the downgrade, withdrawal or qualification of the then outstanding ratings on the certificates.

        With respect to Mortgage Loan No. 172, Uptown Park, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 85%, and (ii)
        the combined DSCR is at least 1.10x.

        With respect to Mortgage Loan No. 377, Naperville Plaza Shopping Center,
        the borrower may incur additional mezzanine debt subject to restrictions as detailed in the loan documents including but not limited to: (i) the combined LTV is not greater than 80%, and (ii) the combined DSCR is greater than 1.20x.

        With respect to Mortgage Loan No. 378, The Kenmawr Apartments, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than
        90%, and (ii) the combined DSCR is at least 1.10x..

        With respect to Mortgage Loan No. 379, Stevens Pavillion, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than
        87%, and (ii) the combined DSCR is at least 1.10x.

        With respect to Mortgage Loan No. 384, Signature Square I & II, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than
        80%, and (ii) the combined DSCR is at least 1.25x.

        With respect to Mortgage Loan No. 386, Miramar Industrial, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than
        75%, provided however that the borrower has the right to defease the then outstanding principal loan amount in the amount necessary to achieve the required LTV, and (ii) the combined DSCR is at least 1.10x, provided however that the borrower has the right to defease the then outstanding principal loan amount in the amount necessary to achieve the required DSCR.

        With respect to Mortgage Loan No. 403, Hunters Run Apartments, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than
        90%, (ii) the combined DSCR is at least 1.10x

        With respect to Mortgage Loan No. 429, Hilton Garden Inn, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than
        70%, and (ii) the combined DSCR is at least 1.60x.

        With respect to Mortgage Loan No. 433, Pen Office Building, the borrower may obtain a mezzanine loan from a third party mezzanine lender acceptable to lender under terms and provisions acceptable to lender.
        Such mezzanine loan shall be subordinate in all respects to the subject mortgage and be subject to an inter-creditor agreement acceptable to lender and the rating agencies. The combined LTV may not exceed 75% and the combined DSCR may not be less than 1.15x and 1.01x based on a loan constant of 10.09%.

        With respect to Mortgage Loan No. 438, Suburban Extended Stay Portfolio
        - Daytona, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than 70%, and (ii) the combined DSCR is at least 1.70x.

        With respect to Mortgage Loan No. 543, Shops at Green Valley, future mezzanine debt is permitted provided that certain conditions are met including but not limited to (i) the combined LTV is not greater than
        75%, and (ii) the combined DSCR is at least 2.00x.

        With respect to Mortgage Loan No. 1, Lincoln Square Retail Portfolio,
        after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property except for the Phillips Club property, which requires 100% of the allocated loan amount, and (ii)
        other than with respect to release of the Phillips Club property, the
        DSCR of

                                      II-3

        the remaining properties is not less than the greater of (a) 1.21x and
        (b) the DSCR immediately preceding the release. The borrower will be required to partially defease the Lincoln Square loan with respect to the Reebok equity interests (i) in the event the Reebok tenant assigns its lease at the Lincoln Square condominium or (ii) upon the occurrence of certain bankruptcy or insolvency events relating to the Reebok tenant.

        With respect to Mortgage Loan Nos. 166-169, Melrose Portfolio, after the lockout period, the borrower may obtain a release of up to two individual properties provided that, among other conditions, (i) the loan is prepaid at 110% of the allocated loan amount for the Minneapolis and College Station properties or at 105% of the allocated loan amount for the Gainesville and Jacksonville properties, along with all other amounts due and a yield maintenance premium as defined in the note, (ii)
        the LTV ratio of the remaining properties is not greater than the lesser of (a) 68% and (b) the combined LTV immediately preceding the release, and (iii) the DSCR of the remaining properties is not less than the greater of (a) 1.10x and (b) the combined DSCR immediately preceding the release.

        With respect to Mortgage Loan Nos. 182-373, FRIS Chkn Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the loan is defeased at 125% of the allocated loan amount of the released property, (ii) the
        LTV of the remaining properties is equal to or less than 63.9%, and
        (iii) the DSCR of the remaining properties is greater than or equal to
        1.67x.

        With respect to Mortgage Loan No. 386, Miramar Industrial, after the lockout period, the borrower may obtain a release of the 9404 Cabot
        Avenue property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 110% of the allocated loan amount of the released property (ii) the DSCR of the remaining properties is not less than 1.20x, provided however that the borrower has the right to defease the then outstanding principal loan at par in the amount necessary to achieve the required DSCR, and (b) the LTV of the remaining properties is equal to or less than the combined LTV immediately preceding the release, provided however that the borrower has the right to defease the then outstanding principal loan amount in the amount necessary to achieve the required LTV..

        With respect to Mortgage Loan Nos. 404-406, NE Real Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 120% of the allocated loan amount of the released property for the Walgreens properties and 100% of the allocated loan amount of the released property for the Eckerd property, as applicable, (ii) the LTV of the remaining property(ies)
        does not exceed the lesser of (a) 80% and (b) the LTV at any time of any previous release, (iii) the actual and stressed (at a 10.09% constant)
        DSCRs of the remaining property(ies) are at least the greater of (a)
        1.20x and 0.85x, respectively and (b) the DSCRs at any time of the previous release, and (iv) the Eckerd Niskayuna property is not the last property remaining.

        With respect to Mortgage Loan Nos. 410-413, Zilber Office Portfolio,
        after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the loan is prepaid at 125% of the allocated loan amount of the released property and a yield maintenance premium as defined in the note, (ii) the LTV of the remaining properties is equal to or less than 70%, and (iii) the
        DSCR of the remaining properties is equal to or greater than 1.25x.

        With respect to Mortgage Loan No. 435, Grayhawk Pointe in the event that the Bike Rack, Inc. tenant exercises its option to purchase, the borrower may obtain a release of the associated parcel provided that, among other conditions, (i) the borrower pays a release price equal to
        $3,100,000 and a yield maintenance premium as defined in the note, (ii)
        the DSCR of the remaining property is at least the greater of (a) DSCR at origination and (b) the DSCR of the property immediately preceding the release, and (iii) the LTV of the remaining property is no greater than 75%.

        With respect to Mortgage Loan Nos. 438-439, Suburban Extended Stay
        Portfolio - Daytona and Suburban Extended Stay - Melbourne, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property, (ii) the LTV of the remaining properties is does not exceed the lesser of (a) 75% and the combined LTV immediately preceding the release, and (iii) the DSCR after the release is at least the greater of (a) 1.70x and (b) the combined DSCR immediately preceding the release.

        With respect to the Mortgage Loan Nos. 182-373, FRIS Chkn Portfolio, the
        loan allows the borrower to substitute a property of equal or greater value. Any proposed substitution would be subject to satisfying numerous requirements and conditions including the following: the loan is not in default, the approval of the note holder, the potential substitute property must have an appraised value that is equal to or greater than that of the subject release property, and the location of the substitute property must be in proximity to the geographical area of the release property.

                                      II-4

        With respect to the Mortgage Loan Nos. 410-413, Zilber Office Portfolio,
        the loan permits the borrower to substitute one or more of the related properties, subject to certain conditions, including (i) the replacement property having the same or greater allocated loan amount than the substituted property, (ii) a current appraisal for the replacement property showing an LTV that is equal to or less than the LTV at loan closing, and (iii) a projected DSCR greater than or equal to the DSCR at time of substitution or 1.25x.

        With respect to Mortgage Loan Nos. 497-498, TX Self Storage - Blanco and
        TX Self Storage - Laredo, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to
        125% of the allocated loan amount of the released property, (ii) the LTV of the remaining property does not exceed the combined LTV immediately preceding the release, (iii) the DSCR of the remaining property is at least the greater of (a) the DSCR at origination and (b) the combined
        DSCR immediately preceding the release, and (iv) the occupancy of the property is equal to or greater than 80%, with tenants in occupancy, paying rent, and open for business.

        With respect to Mortgage Loan No. 428, Kane Office Building, the
        Mortgage Loan has been modified on July 6, 2005 to reflect a $500,000 additional funding and to allow for future construction.

7       The "Cut-Off Date Balance per Unit or SF" with respect to Mortgage Loan
        No. 1, Lincoln Square Retail Portfolio, does not include the 96 units located in the Phillips Club extended-stay luxury hotel.

8       The "Grace Period" shown is grace period to charge late interest.

9       The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note.
        Due to the actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

10      The "Monthly Payment (P&I)" with respect to Mortgage Loan No. 165,
        Coronado Center, is based on the average of the P&I payments of the first 12 months of the loan term.

        With respect to Mortgage Loan No. 174, 2500 Central Park Avenue, is
        based on scheduled monthly payments of $268,070.92 for the first 3 years of the loan (based on a 25-year amortization schedule). The principal and interest payments decrease during the loan term to payments of
        $256,868.33 for years 4-6 (an approximately 27.5 year amortization schedule), and $245,229.69 for years 7-9 (an approximately 30 year amortization schedule).

        With respect to Mortgage Loan No. 447, Point Plaza Shopping Center, the
        subject loan is interest-only for the first 24 months, but provides for monthly payments of $38,506.00 for the entire loan term. However, for the first 24 months of the loan term, each of the payments will be applied as follows: (i) first, to the payment of interest, (ii) second, to the balance of the TI/LC reserve if on the payment date the balance in such reserve is less than $270,000, and (iii) third, to the reduction of the outstanding principal. Thereafter, each monthly payment will be applied as follows: (i) first, to the payment of interest, and (ii)
        second, toward the reduction of the outstanding principal.

11      The indicated NOI DSCR and NCF DSCR reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

12      "Valuation Date" refers to the date as of which the related appraised value applies (also known as the "value as-of date").

        With respect to Mortgage Loan No. 181, County Line Commerce Center, the
        appraised value is based on the stabilized value of $37,500,000 as of
        May 1, 2006. A $2,000,000 holdback is currently in place. The "As-Is"
        value is $34,000,000.

        With respect to Mortgage Loan No. 543, Shops at Green Valley, the appraised value is based on the stabilized value of $5,280,000 as of
        October 1, 2005. At the time of the appraisal, the construction of the property had not yet been completed. The "As-Is" value as of February
        24, 2005 was $940,000, and the value "upon shell completion" as of April
        1, 2005 was $4,960,000. The subject property is 100% leased, and all of the tenants are in possession of their respective spaces.

13      "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property,
        "Second Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest
        Tenant" refers to the tenant that represents the third greatest percentage of the total square

                                      II-5

        footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same lease expiration date, and may not include minor spaces with different expiration dates.

14      For "Capital Expenditure Escrow in Place" identified as "Yes,"
        collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

15      For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on
        commercial-type properties, excluding hospitality, multifamily, manufactured housing community, other and self storage mortgaged properties.

16      "Other Escrow Description" indicates any other types of escrow required, or in certain cases letters of credit required, other than Insurance,
        Tax, Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

17      "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

18      "Initial Capital Expenditures Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

19      "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

20      "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the June, 2005 due dates for the loans.

21      "Initial TI/LC Escrow Requirement" indicates the amount of the escrow or in certain cases the letter of credit that was deposited at loan closing.

22      "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for Tenant Improvements and Leasing Commissions Escrow in the
        loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

23      "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the June, 2005 due dates for the loans.

24      "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the
        Cut-off Date.

25      The "Prepayment Code" includes the number of loan payments from the first Due Date to the stated maturity. "LO" represents the lockout period. "DEF" represents defeasance. "DEF/YM1" represents defeasance or the greater of yield maintenance and 1.00%. "YM" represents yield maintenance. "YM1" represents the greater of yield maintenance and
        1.00%. "Open" represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the
        Original Term to Maturity for which such provision applies.

                                      II-6

26      Mortgage loans with associated Yield Maintenance prepayment premiums are categorized according to unique Yield Maintenance formulas. There are 14 different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E', "F", "G", "H", "I", "J", "K", "L", "M"
        and "N". Any exceptions to these formulas are shown below such formulas.
        Summaries of the 14 formulas are listed beginning on page II-9.

27      The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

28      Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers
        1-7, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include all such loans, but rather only those loans that permit or require the application of the reserve (or proceeds of the letter of credit) to the balance of the mortgage loan if the mortgaged property does not achieve a specified level of financial performance in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:



                                                                                                           Partial
                                              Escrow or LOC      Escrowed Holdback                        Prepayment
  Mtg.                                           Release        or Letter of Credit    Outside Date         Premium
Loan No.        Property Name                  Conditions          Initial Amount       for Release       Provisions
--------------------------------------------------------------------------------------------------------------------------

   181     County Line Commerce Center              1              Maximum of           05/05/2007       Greater of 1% or
                                                                   $1,000,000                            Yield Maintenance

   385     McAllen Marketplace                      2               $144,336            08/29/2005       Greater of 1% or
                                                                                                         Yield Maintenance

   433     Pen Office Building                      3               $800,000            11/07/2005       Greater of 1% or
                                                                                                         Yield Maintenance

   444     Crossroads Center                        4               $500,000            12/31/2005       Yield Maintenance

   456     ACCO Airport Center                      5               $150,000            09/01/2005       Yield Maintenance

   497     TX Self Storage Portfolio -  Laredo      6               $200,000            05/01/2008       Greater of 1% or
                                                                                                         Yield Maintenance

   498     TX Self Storage Portfolio - Blanco       7               $350,000            05/01/2008       Greater of 1% or
                                                                                                         Yield Maintenance


         All yield maintenance premiums indicated above are to be paid by the borrower.

                                      II-7

RELEASE CONDITIONS

1.     Funds in the earnout reserve are required to be released if the following conditions are satisfied prior to the earlier of May 5, 2007 and the fifth re-underwriting of the loan:

       Up to $1,000,000 remains in the earn-out escrow fund after applicable funds are transferred to the TI/LC reserve as outlined in the loan documents. The balance remaining will depend on the extent of disbursement from the earn-out fund, which is contingent on a 80%
       occupancy up to five times in the first 23 months in the loan term. The amount disbursed will be the amount necessary to result in a fully funded
       DSCR of 1.25x, a DSCR of 0.85x on a 10.09% constant, and a fully funded
       LTV of 80% of less.

2.     Funds in the TI/LC reserve are required to be released if the following conditions are satisfied among others prior to August 29, 2005:

       (i) The subject shall be at least 93.8% occupied, (ii) Jason's Deli tenant shall be in occupancy and paying rent, and (iii) Perez Mattress tenant shall be in occupancy and paying rent.

3.     Funds in the TI/LC reserve are required to be released if the following conditions are satisfied upon the Lender receiving evidence of:

       (i) The renewal by Protocol Services, Inc. of its five year renewal option by August 6, 2005, or (ii) the lease to a replacement tenant acceptable to Lender in its sole discretion leases the space at $17.21 per square foot per year by October 7, 2005. If neither occurs by
       November 7, 2005, Lender may, at its option, apply the funds to prepay the Loan or make the funds available to the borrower for TI/LCs

4.     The holdback is required to be released if the following conditions are satisfied prior to December 31, 2005:

       (i) The lender receives fully executed leases and related estoppels for new tenants at the property for minimum five-year terms, (ii) proving that the tenant is in possession of the premises, open for business and paying rent on a current basis, (iii) there is no default on the loan, and (iv) achievement of the Second Stage Release Requirements as defined below.

       The "Second Stage Release Requirements" mean that (i) the property has achieved a minimum 80% occupancy level, based on rent-paying tenants under written leases that are open for business, and (ii) the property is generating net underwritable cash flow that at minimum will result in a
       DSCR of 1.30x based on the combined funds released to the borrower
       (including both at closing and related to the occupancy holdback release).

5.     The holdback is required to be released if the following conditions are satisfied prior to September 1, 2005:

       The property has achieved and maintained a minimum debt service coverage ratio of 0.89x applied to a 10% constant.

6.     The holdback is required to be released if the following conditions are satisfied prior to May 1, 2008:

       (i) The combined actual DSCR (for the subject property and Blanco Self
       Storage property) reaches a DSCR of 1.50x over a trailing 12 month period, and (ii) the subject property is at least 80% occupied.

7.     The holdback is required to be released if the following conditions are satisfied prior to May 1, 2008:

       (i) The combined actual DSCR (for the subject property and Laredo Self
       Storage property) reaches a DSCR of 1.50x over a trailing 12 month period, and (ii) the subject property is at least 80% occupied.

                                      II-8

YIELD MAINTENANCE FORMULAS

A.   "YIELD MAINTENANCE PREMIUM" shall mean an amount equal to the greater of:
     (i) one percent (1%) of the principal amount of the Loan being prepaid in connection with a Voluntary Prepayment or (B) two percent (2%) of the principal amount of the Loan being prepaid in connection with a Default
     Prepayment, or (ii) the present value as of the Prepayment Date of the
     Calculated Payments from the Prepayment Date through December 8, 2009 (the
     "OPEN PREPAYMENT DATE") determined by discounting such payments at the
     Discount Rate. As used in this definition, the term "PREPAYMENT DATE" shall mean the date on which prepayment is made. As used in this definition, the term "CALCULATED PAYMENTS" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the excess (if such difference is greater than zero) of (y) the Interest Rate over (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "DISCOUNT RATE" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "YIELD
     MAINTENANCE TREASURY RATE" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve
     Statistical Release H.15-Selected Interest Rates under the heading U.S.
     Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
     Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance
     Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

B.   PREPAYMENT CHARGE.

     a.   BASIC CHARGE. Except as provided below, if this Note is prepaid prior to the Open Period, whether such prepayment is voluntary, involuntary or upon acceleration of the principal amount of this Note by Lender following a Default, Borrower shall pay to Lender on the prepayment date (in addition to all other sums then due and owing to Lender under the Loan Documents) a prepayment charge equal to the greater of the following two amounts: (i) an amount equal to 1% of the amount prepaid; or (ii) an amount equal to (A) the amount, if any, by which the sum of the present values as of the prepayment date of all unpaid principal and interest payments required under this Note, calculated by discounting such payments from their respective Due Dates (or, with respect to the payment required on the Maturity Date, from Maturity
          Date) back to the prepayment date at a discount rate equal to the
          Periodic Treasury Yield (defined below) exceeds the outstanding principal balance of the Loan as of the prepayment date, multiplied by
          (B) a fraction whose numerator is the amount prepaid and whose denominator is the outstanding principal balance of the Loan as of the prepayment date. For purposes of the foregoing, "Periodic Treasury
          Yield" means (iii) the annual yield to maturity of the actively traded non-callable United States Treasury fixed interest rate security
          (other than any such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to
          (whether before, on or after) the Maturity Date (or if two or more such securities have maturity dates equally close to the Maturity
          Date, the average annual yield to maturity of all such securities), as reported in The Wall Street Journal or other authoritative publication or news retrieval service on the fifth Business Day preceding the prepayment date, divided by (iv) 12, if the Due Dates are monthly, or
          4, if Due Dates are quarterly.

     b.   ADDITIONAL CHARGE. If this Note is prepaid on any day other than a Due
          Date, whether such prepayment is voluntary, involuntary or upon full acceleration of the principal amount of this Note by Lender following a Default, Borrower shall pay to Lender on the prepayment date (in addition to the basic prepayment charge described in the section above and all other sums then due and owing to Lender under this Note and the other Loan Documents) an additional prepayment charge equal to the interest which would otherwise have accrued on the amount prepaid (had such prepayment not occurred during the period from and including the prepayment date to and including the last day of the month in which the prepayment occurred).

     c.   EXCLUSION. Notwithstanding the foregoing, no prepayment charge of any kind shall apply in respect to any prepayment resulting from Lender's application of any insurance proceeds or condemnation awards to the outstanding principal balance of the Loan.

                                      II-9

C.   The Prepayment Consideration shall equal an amount equal to the greater of
     (i) one percent (1%) of the principal balance of the Note being prepaid, or
     (ii) the product of (A) the ratio of the amount of the principal balance of the Note being prepaid (after subtracting the scheduled principal payment on such Prepayment Date) over the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the
     Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
     Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
     is the rate which, when compounded monthly, is equivalent to the Treasury
     Rate (as hereinafter defined), when compounded semi-annually. The "Treasury
     Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest
     Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
     Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

D.   "PREPAYMENT PREMIUM" shall mean an amount equal to the greater of (i) one percent (1%) of the outstanding principal balance at the time of prepayment and (ii) the present value as of the date of prepayment of a series of payments each equal to the Payment Differential and payable on each Payment
     Date over the remaining original term of this Note through and including the anticipated repayment date, discounted at the Reinvestment Yield for the number of months remaining as of the date of such prepayment to each such Payment Date and the anticipated repayment date. "PAYMENT
     DIFFERENTIAL" shall mean an amount equal to (i) the applicable interest rate less the Reinvestment Yield, divided by (ii) 12 and multiplied by
     (iii) the principal sum outstanding under this Note after application of the constant monthly payment due under this Note on the date of such prepayment, provided that the Payment Differential shall in no event be less than zero. "REINVESTMENT YIELD" shall mean an amount equal to the lesser of (i) the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the anticipated repayment date, or (ii) the yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life (to the anticipated repayment date) of the indebtedness evidenced by this Note, with each such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to the date of such prepayment set forth in the notice of prepayment (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

E.   "YIELD MAINTENANCE PREMIUM" shall mean an amount equal to the greater of:
     (i) one percent (1%) of the principal amount of the Loan being prepaid or
     (ii) the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "PREPAYMENT DATE" shall mean the date on which prepayment is made.
     As used in this definition, the term "CALCULATED PAYMENTS" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Interest Rate and (z) the Yield
     Maintenance Treasury Rate. As used in this definition, the term "DISCOUNT
     RATE" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "YIELD MAINTENANCE TREASURY RATE" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected
     Interest Rates under the heading U.S. Government Securities/Treasury
     Constant Maturities for the week ending prior to the Prepayment Date, of
     U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S.
     Treasury obligations or otherwise.

F.   "PREPAYMENT PREMIUM" shall mean an amount equal to the greater of (i) one percent (1%) of the principal amount being prepaid or (ii) the present value of a series of payments each equal to the Payment Differential and payable on each Payment Date over the remaining original term of this Note through and including the Maturity Date, discounted at the Reinvestment
     Yield for the number of months remaining as of the date of such prepayment to each such Payment Date and the Maturity Date. "PAYMENT DIFFERENTIAL"
     shall mean an amount equal to (i) the Note Rate less the Reinvestment
     Yield, divided by (ii) 12 and multiplied by (iii) the principal sum outstanding under this Note after application of the constant monthly payment due under this Note on the date of such prepayment, provided that the Payment Differential shall in no event be less than zero. "REINVESTMENT
     YIELD" shall mean an amount equal to the lesser of (i) the yield on the
     U.S. Treasury issue (primary issue) with a maturity date closest to the
     Maturity Date, or (ii) the yield on the U.S. Treasury issue (primary issue)
     with a term equal to the remaining average life of the indebtedness evidenced by this Note, with each such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to the date of such prepayment set forth in the notice of prepayment (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

                                     II-10

G.   The principal balance of this Note may not be prepaid in whole or in part
     (except with respect to the application of casualty or condemnation proceeds) prior to July 1, 2010. On the scheduled payment date in July 1,
     2010, or at anytime thereafter, provided no Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part
     (except with respect to the application of casualty or condemnation proceeds), on any scheduled payment date under this Note upon not less than thirty (30) days prior written notice to Lender specifying the scheduled payment date on which prepayment is to be made (the "PREPAYMENT DATE") and upon payment of (i) interest accrued and unpaid on the principal balance of this Note to and including the Prepayment Date, (ii) all other sums then due under this Note and the other Loan Documents, and (iii) a prepayment consideration in an amount equal to the greater of (A) one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or (B) (x) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined), less (y) the amount of principal being prepaid. The term "DISCOUNT RATE"
     means the rate which, when compounded monthly, is equivalent to the
     Treasury Rate (as hereinafter defined), when compounded semi-annually. The term "TREASURY RATE" means the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
     H.15-Selected Interest Rates under the heading "U.S. Government
     Securities/Treasury Constant Maturities" for the week ending prior to the
     Prepayment Date, of U.S. Treasury constant maturities with maturity dates
     (one longer and one shorter) most nearly approximating the Maturity Date.
     (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify
     Borrower of the amount and the basis of determination of the required prepayment consideration. Notwithstanding the foregoing, Borrower shall have the additional privilege to prepay the entire principal balance of this Note (together with any other sums constituting the Debt) on any scheduled payment date during the three (3) months preceding the Maturity
     Date without any fee or consideration for such privilege. If any such notice of prepayment is given, the principal balance of this Note and the other sums required under this paragraph shall be due and payable on the
     Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment consideration due in connection therewith.

H    The principal balance of this Note may not be prepaid in whole or in part
     (except with respect to the application of casualty or condemnation proceeds) prior to August 1, 2010. On the scheduled payment date in August
     1, 2010, or at anytime thereafter, provided no Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part
     (except with respect to the application of casualty or condemnation proceeds), on any scheduled payment date under this Note upon not less than thirty (30) days prior written notice to Lender specifying the scheduled payment date on which prepayment is to be made (the "PREPAYMENT DATE") and upon payment of (i) interest accrued and unpaid on the principal balance of this Note to and including the Prepayment Date, (ii) all other sums then due under this Note and the other Loan Documents, and (iii) a prepayment consideration in an amount equal to the greater of (A) one percent (1%) of the outstanding principal balance of this Note at the time of prepayment, or (B) (x) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined), less (y) the amount of principal being prepaid. The term "DISCOUNT RATE"
     means the rate which, when compounded monthly, is equivalent to the
     Treasury Rate (as hereinafter defined), when compounded semi-annually. The term "TREASURY RATE" means the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
     H.15-Selected Interest Rates under the heading "U.S. Government
     Securities/Treasury Constant Maturities" for the week ending prior to the
     Prepayment Date, of U.S. Treasury constant maturities with maturity dates
     (one longer and one shorter) most nearly approximating the Maturity Date.
     (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify
     Borrower of the amount and the basis of determination of the required prepayment consideration. Notwithstanding the foregoing, Borrower shall have the additional privilege to prepay the entire principal balance of this Note (together with any other sums constituting the Debt) on any scheduled payment date during the three (3) months preceding the Maturity
     Date without any fee or consideration for such privilege. If any such notice of prepayment is given, the principal balance of this Note and the other sums required under this paragraph shall be due and payable on the
     Prepayment Date. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by the prepayment consideration due in connection therewith.

                                     II-11

I.   "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated Payments
     (hereinafter defined) from the Prepayment Date through the Maturity Date determined by discounting such payments as the Discount Rate (hereinafter defined). As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term
     "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
     Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate. As
     used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
     Treasury Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected
     Interest Rates under the heading U.S. Government Securities/Treasury
     Constant Maturities for the week ending prior to the Prepayment Date, of
     U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S.
     Treasury obligations or otherwise. Lender shall notify Borrower of the amount and basis of determination of the required payment consideration.

J.   For purposes of the Article 17 in the Note only, the term "Yield
     Maintenance Premium" shall equal an amount equal to the greater of (i) one percent (1%) of the remaining principal balance of the Note, or (ii) the product of (A) the ratio of the amount of the remaining principal balance of the Note over the outstanding principal balance of the Note on the
     Prepayment Date (after subtracting the scheduled principal payment on such
     Prepayment Date), multiplied by (B) the present value as of the Prepayment
     Date of the remaining scheduled payments of principal and interest from the
     Prepayment Date through the Maturity Date (including any balloon payment)
     determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the
     Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

K.   "Yield Maintenance Premium" shall equal an amount equal to the greater of
     (i) one percent (1%) of the remaining principal balance of the Note, or
     (ii) the product of (A) the ratio of the amount of the remaining principal balance of the Note over the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the
     Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
     Rate (as hereinafter defined) less the amount of the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the
     Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

                                     II-12

L.   The Prepayment Consideration shall equal an amount equal to the greater of
     (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of the Note being prepaid over the outstanding principal balance of the
     Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
     Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
     is the rate which, when compounded monthly, is equivalent to the Treasury
     Rate (as hereinafter defined), when compounded semi-annually. The "Treasury
     Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest
     Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
     Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

M.   The Prepayment Consideration shall equal an amount equal to the greater of
     (i) one percent (1%) of the principal balance of the Note being prepaid, or
     (ii) the product of (A) the ratio of the amount of the principal balance of the Note being prepaid over the outstanding principal balance of the Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the
     Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount
     Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate"
     is the rate which, when compounded monthly, is equivalent to the Treasury
     Rate (as hereinafter defined), when compounded semi-annually. The "Treasury
     Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest
     Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
     Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release
     H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

N.   "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated Payments
     (hereinafter defined) from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate (hereinafter defined). As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term
     "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
     Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate. As
     used in this definition, the term "Discount Rate' shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance
     Treasury Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected
     Interest Rates under the heading U.S. government securities
     Securities/Treasury Constant Maturities for the week ending prior to the
     Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates
     (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise. Lender shall notify
     Borrower of the amount and the basis of determination of the required prepayment consideration.

                                     II-13

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

APPENDIX III
CERTAIN CHARACTERISTICS OF LOAN GROUP 2



------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE     MORTGAGE
LOAN NO.     LOAN SELLER     PROPERTY NAME                                  STREET ADDRESS                        CITY
------------------------------------------------------------------------------------------------------------------------------------

                             Melrose Portfolio Roll-up
   166       MSMC            Melrose Minneapolis (VII)                      2508 Delaware Street SE               Minneapolis
   167       MSMC            Melrose Jacksonville (VII)                     3601 Kernan Boulevard South           Jacksonville
   168       MSMC            Melrose College Station (VII)                  601 Luther Street West                College Station
   169       MSMC            Melrose Gainesville (VII)                      1000 SW 62nd Boulevard                Gainesville
   177       PMCF            Tropicana Gardens(2)                           6585 El Colegio Road                  Goleta
   378       MSMC            The Kenmawr Apartments                         401 Shady Avenue                      Pittsburgh
   381       MSMC            Rosemeade Apartments                           657 Worcester Street                  Southbridge
   392       MSMC            Lenoxplace at Garner Station Apartments        1101 Lenoxplace Circle                Raleigh
   397       MSMC            Mission Bay Apartments                         1734 Mission Bay Circle               Viera
   402       MSMC            Villages of Easton                             6000 Beatty Drive                     Irwin Borough
   403       MSMC            Hunters Run Apartments                         1535 Blanding Boulevard               Middleburg
   414       PMCF            Mediterranean Inn(3)                           425 Queen Anne Avenue North           Seattle
   416       MSMC            Strickland Farms Apartments                    12203 Strickland Road                 Raleigh
   417       WFB             TownCentre Commons                             1275 Central Avenue                   Brentwood
   421       MSMC            Brookside Commons Apartments                   235 Main Street & 4-6 High Court      East Hartford
   434       SunTrust        Courthouse Square Apts                         8335 Barbour Road                     Richmond
   440       MSMC            115 East Mosholu Parkway                       115 East Mosholu Parkway North        Bronx
   462       PMCF            12569 Van Nuys Blvd.                           12569 Van Nuys Blvd.                  Pacoima
   471       PMCF            South Pacific Apartments                       401 Pacific Avenue                    Santa Cruz
   482       PMCF            Gresham Central Apartments                     800 NE Roberts Avenue                 Gresham
   486       MSMC            Brockton Apartments                            178 & 180 Highland Street             Brockton
   488       MSMC            The Hedges Apartments                          4901 Lawndale Drive                   Greensboro
   491       PMCF            Colonial Apartments                            307 Miss Mary Road                    Cleburne
   520       MSMC            Friendship Arms Apartments                     5450 East Lake Mead Boulevard         Las Vegas
   522       WFB             Tamarus Village Apartments                     5055 South Tamarus Street             Las Vegas
   524       MSMC            Seven St. Luke's Place Apartments(4)           7 St. Luke's Place                    Montclair
   527       MSMC            2680 Heath Avenue                              2680 Heath Avenue                     Bronx
   544       SunTrust        Ponderosa Place Apartments                     1493 Ponderosa Road                   Ft. Walton Beach
   547       SunTrust        Abercorn Street                                1700-1712 Abercorn Street             Savannah

TOTAL:

-----------------------------------------------------------------------------------------------------

                                                                      CUT-OFF DATE
MORTGAGE                                            CUT-OFF DATE       BALANCE PER
LOAN NO.    COUNTY           STATE     ZIP CODE       BALANCE         UNIT OR ROOM(1)    NOTE DATE
-----------------------------------------------------------------------------------------------------

   166      Hennepin         MN          55414       $29,105,000           $63,752       05/26/2005
   167      Duval            FL          32224       $21,829,000           $63,752       05/26/2005
   168      Brazos           TX          77840       $17,661,000           $63,752       05/26/2005
   169      Alachua          FL          32607       $14,155,000           $63,752       05/26/2005
   177      Santa Barbara    CA         (93117)      $36,000,000          $330,275       04/29/2005
   378      Allegheny        PA          15206       $17,600,000           $73,029       06/01/2005
   381      Worcester        MA          01550       $17,250,000           $81,368       04/15/2005
   392      Wake             NC          27603       $15,578,061           $59,008       12/08/2004
   397      Brevard          FL          32955       $15,000,000           $41,667       03/30/2005
   402      Westmoreland     PA          15642       $14,403,050           $32,294       01/13/2005
   403      Clay             Fl          32068       $14,315,000           $47,089       03/30/2005
   414      King             WA         (98109)      $13,232,351           $73,513       06/30/2005
   416      Wake             NC          27613       $12,402,915           $79,506       12/08/2004
   417      Contra Costa     CA          94513       $11,711,334           $85,484       04/15/2005
   421      Hartford         CT          06118       $10,850,000           $42,054       03/09/2005
   434      Henrico          VA          23228        $8,450,000           $46,944       06/06/2005
   440      Bronx            NY          10467        $7,040,000           $76,522       05/06/2005
   462      Los Angeles      CA          91331        $5,344,434           $86,201       06/30/2005
   471      Santa Cruz       CA          95060        $4,795,264           $67,539       06/16/2005
   482      Multnomah        OR          97030        $4,500,000           $50,000       06/17/2005
   486      Plymouth         MA          02301        $4,386,953           $68,546       04/29/2005
   488      Guilford         NC          27455        $4,166,458           $29,760       05/13/2005
   491      Johnson          TX          76031        $3,889,203           $57,194       04/27/2005
   520      Clark            NV          89156        $2,988,645           $57,474       03/29/2005
   522      Clark            NV          89119        $2,978,146           $34,232       11/30/2004
   524      Essex            NJ         (07042)       $2,938,586           $73,465       03/31/2005
   527      Bronx            NY          10463        $2,768,426           $52,234       08/09/2004
   544      Okaloosa         FL          32547        $1,779,752           $49,438       08/26/2004
   547      Chatham          GA          31401        $1,715,775           $68,631       02/24/2005

TOTAL:                                               $318,834,354

------------------------------------------------------------------------------------------------------------------------------------
                                                         STUDIOS                      1 BEDROOM                      2 BEDROOM
                                                  -------------------------   -------------------------   --------------------------
MORTGAGE                UTILITIES                        NO. OF    AVG RENT          NO. OF    AVG RENT          NO. OF     AVG RENT
LOAN NO.             PAID BY TENANT               UNITS/ROOMS(1)    PER MO.   UNITS/ROOMS(1)    PER MO.   UNITS/ROOMS(1)     PER MO.
------------------------------------------------------------------------------------------------------------------------------------

   166                 Electricity                            0         NAP               0         NAP             236         $629
   167                 Electricity                            0         NAP               0         NAP             216         $531
   168                    None                                0         NAP               0         NAP             192         $448
   169                 Electricity                            0         NAP               0         NAP             144         $526
   177                    None                               (0)        NAP              (0)        NAP            (144)      $1,188
   378                 Electricity                            0         NAP              53        $916             117       $1,089
   381             Gas and Electricity                        0         NAP              74        $840             138       $1,084
   392             Gas and Electricity                        0         NAP             114        $590             120         $741
   397             Gas and Electricity                        0         NAP              96        $567             184         $675
   402             Gas and Electricity                        0         NAP             263        $377             170         $444
   403             Gas and Electricity                        0         NAP              72        $553             152         $659
   414                     No                               (90)     $1,443              (0)        NAP              (0)         NAP
   416                 Electricity                            0         NAP              52        $645              78         $782
   417             Gas and Electricity                        1        $570              56        $969              68       $1,183
   421                 Electricity                            0         NAP              78        $655             180         $745
   434                 Electricity                            0         NAP              32        $710             116         $846
   440             Gas and Electricity                        0         NAP              74        $804              13         $935
   462                 Electricity                            0         NAP               0         NAP              62       $1,077
   471                 Electricity                           71        $817               0         NAP               0          NAP
   482                 Electricity                            0         NAP               3        $625              84         $715
   486                 Electricity                            5        $713              14        $860              40         $975
   488                 Electricity                            0         NAP              61        $507              79         $627
   491            Water and Electricity                       0         NAP               0         NAP              34         $679
   520                 Electricity                            0         NAP              40        $650              12         $750
   522                 Electricity                            0         NAP              24        $525              63         $635
   524             Gas and Electricity                      (12)       $878             (27)       $995              (1)      $1,100
   527             Gas and Electricity                        0         NAP              35        $740              12         $943
   544    Electricity, Water, Sewer and Garbage               0         NAP               0         NAP              36         $800
   547                 Electricity                            0         NAP              12        $613               3         $900

TOTAL:

------------------------------------------------------------------------------------------------------------------------------------
                 3 BEDROOM                    4 BEDROOM                    5 BEDROOM                     6 BEDROOM
            --------------------------   -------------------------    ------------------------      ---------------------------
MORTGAGE           NO. OF     AVG RENT          NO. OF    AVG RENT           NO. OF    AVG RENT            NO. OF      AVG RENT
LOAN NO.    UNITS/ROOMS(1)     PER MO.   UNITS/ROOMS(1)    PER MO.    UNITS/ROOMS(1)    PER MO.     UNITS/ROOMS(1)      PER MO.
------------------------------------------------------------------------------------------------------------------------------------

   166                 91         $650             636        $614                0         NAP                 0           NAP
   167                396         $477             480        $457                0         NAP                 0           NAP
   168                306         $428             600        $399                0         NAP                 0           NAP
   169                342         $467             504        $438                0         NAP                 0           NAP
   177               (320)      $1,162              (0)        NAP               (0)        NAP                (0)          NAP
   378                 37       $1,380               1      $2,315                0         NAP                 0           NAP
   381                  0          NAP               0         NAP                0         NAP                 0           NAP
   392                 30         $867               0         NAP                0         NAP                 0           NAP
   397                 80         $774               0         NAP                0         NAP                 0           NAP
   402                 13         $571               0         NAP                0         NAP                 0           NAP
   403                 80         $762               0         NAP                0         NAP                 0           NAP
   414                 (0)         NAP              (0)        NAP               (0)        NAP                (0)          NAP
   416                 26       $1,107               0         NAP                0         NAP                 0           NAP
   417                 12       $1,356               0         NAP                0         NAP                 0           NAP
   421                  0          NAP               0         NAP                0         NAP                 0           NAP
   434                 32         $979               0         NAP                0         NAP                 0           NAP
   440                  5       $1,275               0         NAP                0         NAP                 0           NAP
   462                  0          NAP               0         NAP                0         NAP                 0           NAP
   471                  0          NAP               0         NAP                0         NAP                 0           NAP
   482                  3         $875               0         NAP                0         NAP                 0           NAP
   486                  5       $1,175               0         NAP                0         NAP                 0           NAP
   488                  0          NAP               0         NAP                0         NAP                 0           NAP
   491                 34         $850               0         NAP                0         NAP                 0           NAP
   520                  0          NAP               0         NAP                0         NAP                 0           NAP
   522                  0          NAP               0         NAP                0         NAP                 0           NAP
   524                 (0)         NAP              (0)        NAP               (0)        NAP                (0)          NAP
   527                  6       $1,059               0         NAP                0         NAP                 0           NAP
   544                  0          NAP               0         NAP                0         NAP                 0           NAP
   547                 10        $1,065              0         NAP                0         NAP                 0           NAP

TOTAL:

-------------
                   7 BEDROOM                             OTHER UNITS
               ----------------------------          ----------------------------
MORTGAGE              NO. OF       AVG RENT                 NO. OF       AVG RENT        NO. OF    MORTGAGE
Loan No.       Units/Rooms(1)       per Mo.          Units/Rooms(1)       per Mo.      Elevators    Loan No.
----------------------------------------------------------------------------------------------------------------

   166                     0            NAP                      0            NAP       4             166
   167                     0            NAP                      0            NAP       0             167
   168                     0            NAP                      0            NAP       0             168
   169                     0            NAP                      0            NAP       0             169
   177                    (0)           NAP                     (0)           NAP      (0)           (177)
   378                     0            NAP                      0            NAP       3             378
   381                     0            NAP                      0            NAP       0             381
   392                     0            NAP                      0            NAP       0             392
   397                     0            NAP                      0            NAP       0             397
   402                     0            NAP                      0            NAP       0             402
   403                     0            NAP                      0            NAP       0             403
   414                    (0)           NAP                     (0)           NAP      (2)           (414)
   416                     0            NAP                      0            NAP       0             416
   417                     0            NAP                      0            NAP       0             417
   421                     0            NAP                      0            NAP       0             421
   434                     0            NAP                      0            NAP       0             434
   440                     0            NAP                      0            NAP       0             440
   462                     0            NAP                      0            NAP       0             462
   471                     0            NAP                      0            NAP       1             471
   482                     0            NAP                      0            NAP       0             482
   486                     0            NAP                      0            NAP       0             486
   488                     0            NAP                      0            NAP       0             488
   491                     0            NAP                      0            NAP       0             491
   520                     0            NAP                      0            NAP       0             520
   522                     0            NAP                      0            NAP       0             522
   524                    (0)           NAP                     (0)           NAP      (0)           (524)
   527                     0            NAP                      0            NAP       1             527
   544                     0            NAP                      0            NAP       0             544
   547                     0            NAP                      0            NAP       0             547

TOTAL:



Notes
-----
(1)  Refers to rooms for Melrose Minneapolis, Melrose Jacksonville, Melrose
     College Station, Melrose Gainesville and Tropicana Gardens

(2)  The subject's market rent is a blend of $1,277 for a single, $1,144 for a double and $1,033 for a triple occupancy.

(3)  The subject has a total of 180 units. 90 units serve as a hotel while the other 90 units serve as multifamily. The market rent is based on the 90 multifamily units.

(4)  Seven St. Luke's - Studio includes two Efficiencies

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

APPENDIX IV
SIGNIFICANT LOAN SUMMARIES

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LINCOLN SQUARE
--------------------------------------------------------------------------------

                        [LINCOLN SQUARE PICTURES OMITTED]

                                      IV-1

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LINCOLN SQUARE
--------------------------------------------------------------------------------

                          [LINCOLN SQUARE MAP OMITTED]

                                      IV-2

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LINCOLN SQUARE
--------------------------------------------------------------------------------

                          [LINCOLN SQUARE MAP OMITTED]

                                      IV-3

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 1 - LINCOLN SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $340,000,000

CUT-OFF DATE BALANCE:          $340,000,000

SHADOW RATING                  NAP
(DBRS/FITCH/S&P):

FIRST PAYMENT DATE:            May 7, 2005

INTEREST RATE:                 5.475%

AMORTIZATION:                  Interest only

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 April 7, 2015

EXPECTED MATURITY BALANCE:     $340,000,000

SPONSOR:                       Millennium Partners LLC

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Locked out through the earlier of April 4, 2008
                               or until 2 years after the REMIC "start-up" day,
                               with U.S. Treasury defeasance thereafter.
                               Prepayable without penalty from and after January
                               7, 2015.

LOAN PER SF:                   $675.71

UP-FRONT RESERVES:             None

ONGOING RESERVES:              TI/LC:       Springing

LOCKBOX:                       Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Retail/Hospitality

PROPERTY SUB-TYPE:             Urban

LOCATION:                      New York, NY

YEAR BUILT/RENOVATED:          1995-1996/NAP

OCCUPANCY(1):                  100.0%

SQUARE FOOTAGE(2):             503,178

THE COLLATERAL:                Four separate condominium retail developments and
                               a luxury extended-stay hotel, each located within
                               a two-block radius in New York City, New York.

OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           Millennium Partners LLC, Millennium Partners New
                               York Property Management LLC, Phillips Club
                               Management Company, Inc., and Rose Associates,
                               Inc.

U/W NET OP. INCOME:            $25,916,684

U/W NET CASH FLOW:             $25,590,116

U/W OCCUPANCY:                 100.0%

APPRAISED VALUE:               $460,000,000

CUT-OFF DATE LTV:              73.9%

MATURITY DATE LTV:             73.9%

DSCR:                          1.36x

POST IO DSCR:                  NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated April 4, 2005.

(2)  The total square footage listed includes only the retail portfolio. The total portfolio also includes a 96-unit Phillips Club extended-stay luxury hotel.

                                      IV-4

THE LINCOLN SQUARE LOAN

     The Loan. The largest loan (the "Lincoln Square Loan") as evidenced by the
Promissory Note (the "Lincoln Square Note") is secured by a first priority fee
Consolidated, Amended and Restated Mortgage and Security Agreement (the "Lincoln
Square Mortgage") encumbering (a) a retail condominium containing 341,343 square feet of net rentable area and known as the Lincoln Square Condominiums (the
"Lincoln Square Condominium"), (b) a retail condominium containing 73,512 square feet of net rentable area and known as the Lincoln Triangle Condominiums (the
"Lincoln Triangle Condominium"), (c) a retail condominium containing 65,705 square feet of net rentable area and known as the Lincoln West Condominiums (the
"Lincoln West Condominium"), (d) a retail condominium containing 22,618 square feet of net rentable area and known as 155 West 66th Street (the "155 Realty
West Property") and (e) a luxury extended-stay hotel containing 70,076 square feet and known as The Philips Club at Lincoln Square ("The Philips Club" and,
together with the Lincoln Square Condominium, the Lincoln Triangle Condominium,
the Lincoln West Condominium, and the 155 Realty West Property, collectively the
"Lincoln Square Retail Portfolio"). The Lincoln Square Loan is also secured by pledges of indirect ownership interests (the "Lincoln Square Pledged Interests")
in 20% of the limited partnership interests (the "Reebok Equity Interests") in
Reebok-Sports Club/NY, Ltd. (the "Rebock Tenant"), a tenant in the Lincoln
Square Condominium. The Lincoln Square Loan was originated on April 4, 2005 by
Morgan Stanley Mortgage Capital Inc.

     The Borrower. The borrowers are (a) Lincoln Square Commercial Holding Co
LLC, a Delaware limited liability company (the "Lincoln Square Condominium
Borrower"), (b) Lincoln Triangle Commercial Holding Co LLC, a Delaware limited liability company (the "Lincoln Triangle Borrower"), (c) Lincoln West Commercial
Holding Co LLC, a Delaware limited liability company (the "Lincoln West
Borrower"), (d) 155 Realty West Commercial Holding Co LLC, a Delaware limited liability company (the "155 Realty West Borrower"), (e) LMP Health Club Holding
Co LLC, a Delaware limited liability company (the "Sports Club I Borrower") and
(f) W.S. Triangle Holding Co LLC, a Delaware limited liability company (the
"Sports Club II Borrower" and, together with Lincoln Square Condominium
Borrower, Lincoln Triangle Borrower, Lincoln West Borrower, 155 Realty West
Borrower and Sports Club I Borrower, collectively the "Lincoln Square
Borrower"). Lincoln Triangle Borrower owns no material asset other than the
Lincoln Triangle Condominium and related interests. Lincoln West Borrower owns no material asset other than the Lincoln West Condominium, The Philips Club and related interests. Lincoln Square Borrower owns no material asset other than the
Lincoln Square Condominium and related interests. 155 Realty West Borrower owns no material asset other than the 155 Realty West Property and related interests.
Sports Club I Borrower owns no material asset other than a 99.9% general partner interest in the owner of the Reebok Equity Interests. Sports Club II Borrower
owns no material asset other than a 0.1% general partner interest in the owner of the Reebok Equity Interests.

     The Lincoln Square Borrower is controlled by Millennium Partners LLC, the sponsor of the Lincoln Square Loan. Millennium Partners LLC development portfolio includes approximately 1,860 residential units, 2,000 hotel rooms,
1,025,000 square feet of office space and 1,068,000 square feet of retail space in five U.S. cities.

     The Property. The Lincoln Square retail Portfolio is located in New York
City, New York, along Broadway, between 66th and 68th Streets on the Upper West
Side of Manhattan and was constructed between 1995 and 1996. The Lincoln Square
Condominium is an eight-story retail condominium unit with six tenants, the largest of which are Reebok Sports Club and a 12-screen Loews theatre. The
Lincoln Triangle Condominium is a five-level retail condominium unit with two tenants, Barnes & Noble and Banana Republic, which is expected to occupy its space in February 2006. The Lincoln West Condominium is a three-level retail condominium unit with two tenants, Tower Records and Pottery Barn. The 155
Realty West Property is a two-level retail condominium unit with two tenants, the largest of which is currently Balducci's, a gourmet grocer. The Philips Club is located on four floors in a 32-story mixed use building and contains 96 hotel units. The Lincoln Square Retail Portfolio in the aggregate is situated on approximately 3.61 acres.

                                      IV-5



-------------------------------------------------------------------------------------------------------
                                        LEASE ROLLOVER SCHEDULE

                                                                                         CUMULATIVE %
                                                                          % OF TOTAL    OF TOTAL BASE
                       # OF     AVERAGE BASE   % OF TOTAL    CUMULATIVE   BASE RENTAL      RENTAL
                      LEASES     RENT PER SF   SQUARE FEET    % OF SF       REVENUES      REVENUES
       YEAR           ROLLING      ROLLING       ROLLING      ROLLING       ROLLING        ROLLING
-------------------------------------------------------------------------------------------------------

      Vacant              0        $0.00            0%          0%            0%              0%
-------------------------------------------------------------------------------------------------------
        MTM               0        $0.00            0%          0%            0%              0%
-------------------------------------------------------------------------------------------------------
       2005               0        $0.00            0%          0%            0%              0%
-------------------------------------------------------------------------------------------------------
       2006               0        $0.00            0%          0%            0%              0%
-------------------------------------------------------------------------------------------------------
       2007               0        $0.00            0%          0%            0%              0%
-------------------------------------------------------------------------------------------------------
       2008               0        $0.00            0%          0%            0%              0%
-------------------------------------------------------------------------------------------------------
       2009               0        $0.00            0%          0%            0%              0%
-------------------------------------------------------------------------------------------------------
       2010               0        $0.00            0%          0%            0%              0%
-------------------------------------------------------------------------------------------------------
       2011               5       $62.80           12%         12%           15%             15%
-------------------------------------------------------------------------------------------------------
       2012               0        $0.00            0%         12%            0%             15%
-------------------------------------------------------------------------------------------------------
       2013               0        $0.00            0%         12%            0%             15%
-------------------------------------------------------------------------------------------------------
       2014               3       $24.77           32%         44%           16%             32%
-------------------------------------------------------------------------------------------------------
   2015 & Beyond         17       $58.89           56%        100%           68%            100%
-------------------------------------------------------------------------------------------------------


     The following table presents certain information relating to the major tenants at the Lincoln Square Retail Portfolio:



-------------------------------------------------------------------------------------------------------------------

                                                                          % OF TOTAL     ANNUALIZED
                     CREDIT RATING                         ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                        (FITCH/        TENANT     % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
   TENANT NAME      MOODY'S/S&P)(1)     NRSF      NRSF    BASE RENT ($)    BASE RENT    ($ PER NRSF)    EXPIRATION
-------------------------------------------------------------------------------------------------------------------

Reebok Sports Club      --/--/--      142,211     28%      $5,600,000         23%          $39.38       04/30/2015
-------------------------------------------------------------------------------------------------------------------
Barnes & Noble          --/--/--       59,630     12%      $3,744,764         15%          $62.80       01/31/2011
-------------------------------------------------------------------------------------------------------------------
Tower Records           --/--/--       45,375      9%      $2,733,844         11%          $60.25       09/30/2016
-------------------------------------------------------------------------------------------------------------------
Banana Republic(2)    BBB-/Ba1/BBB-    13,882      3%      $1,999,980          8%         $144.07       07/31/2016
-------------------------------------------------------------------------------------------------------------------
The Gap               BBB-/Ba1/BBB-    14,696      3%      $1,935,463          8%         $131.70       01/31/2015
-------------------------------------------------------------------------------------------------------------------
Loews Lincoln Center    --/--/--      114,574     23%      $1,859,536          8%          $16.23       11/30/2014
-------------------------------------------------------------------------------------------------------------------
Gracious Homes          --/--/--       22,500      4%      $1,572,975          6%          $69.91       01/31/2019
-------------------------------------------------------------------------------------------------------------------
Pottery Barn            --/--/--       20,330      4%      $1,570,899          6%          $77.27       01/31/2017
-------------------------------------------------------------------------------------------------------------------
Reebok Concept Store    --/--/--       12,000      2%      $1,401,840          6%         $116.82       08/31/2014
-------------------------------------------------------------------------------------------------------------------
Sony Pictures            A/A1/A        35,362      7%        $750,028          3%          $21.21       11/30/2014
-------------------------------------------------------------------------------------------------------------------
Balducci's              --/--/--       13,599      3%        $720,067          3%          $52.95       06/14/2015
-------------------------------------------------------------------------------------------------------------------
MP Accounting           --/--/--        9,019      2%        $449,958          2%          $49.89       06/14/2015
-------------------------------------------------------------------------------------------------------------------


(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2) Banana Republic takes occupancy on 02/01/2006 with a free rent period through 07/01/2006. Eddie Bauer currently occupies the space at $69.60 psf.
Millennium Partners is providing an interest guarantee to compensate for the six months of free rent.

                                      IV-6

     Escrows and Reserves. Lincoln Square Borrower must deposit with lender any lease termination fees and other payments received from tenant in connection with the termination of a tenant's lease. These funds are to be utilized for payment of tenant improvements and leasing commissions in connection with releasing such space and for any rent deficiencies that arise as a result.

     Lockbox and Cash Management. A soft lockbox is in place with respect to the
Lincoln Square Retail Loan. The lockbox will be in place until the Lincoln
Square Loan has been paid in full.

     Property Management. The Lincoln Square Retail Portfolio is managed by
Millennium Partners LLC, Millennium Partners New York Property Management LLC,
Phillips Club Management Company, Inc., and Rose Associates Inc. an affiliate of the Lincoln Square Loan's sponsor, and the Philips Club Company Inc.

     Mezzanine Loan and Preferred Equity Interest. Not allowed.

     Additional Secured Indebtedness (not including trade debts). Not allowed.

     Partial Releases. From and after 2 years after the REMIC "start-up" day (or at any time with respect to the Lincoln Square Pledged Interests), the Lincoln
Square Borrower may obtain partial releases from the lien of the Lincoln Square
Loan, provided, among other things, (a) the Lincoln Square Borrower defeases
125% of the allocated loan amount for the collateral to be released (100% for the Phillips Club), (b) other than with respect to the release of the Phillips
Club, the debt service coverage ratio immediately following the release must be at least equal to the greater of the debt service coverage ratio immediately prior to release and 1.21x and (c) the Lincoln Square Borrower obtains Rating
Agency Confirmation. The Lincoln Square Borrower will be required to partially defease the Lincoln Square Loan with respect to the Lincoln Square Pledged
Interests (i) in the event Reebok Tenant assigns its lease at the Lincoln Square
Condominium or (ii) upon the occurrence of certain bankruptcy or insolvency events relating to the Reebok Tenant.

     Certain additional information regarding the Lincoln Square Loan and the
Lincoln Square Retail Portfolio is set forth on Appendix II hereto.

                                      IV-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      IV-8

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 1500 BROADWAY
--------------------------------------------------------------------------------

                        [1500 BROADWAY PICTURES OMITTED]

                                      IV-9

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 1500 BROADWAY
--------------------------------------------------------------------------------

                           [1500 BROADWAY MAP OMITTED]

                                     IV-10

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 2 - 1500 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $287,000,000

CUT-OFF DATE BALANCE:          $287,000,000

SHADOW RATING                  NAP
(DBRS/FITCH/S&P):

FIRST PAYMENT DATE:            June 8, 2005

INTEREST RATE:                 5.964%

AMORTIZATION:                  Interest only

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 April 8, 2015

EXPECTED MATURITY BALANCE:     $287,000,000

SPONSOR:                       Tamares Real Estate Holdings, Inc.

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Locked out through the earlier of March 15, 2009
                               or until 2 years after the REMIC "start-up" day,
                               with U.S. Treasury defeasance thereafter.
                               Prepayable without penalty from and after January
                               8, 2015.

LOAN PER SF:                   $558.84

UP-FRONT RESERVES:             TI/LC:             $4,416,000

                               RE Tax:            $1,148,265

                               Insurance:         $118,443

ONGOING RESERVES:              Cap Ex:            $8,634/month

                               RE Tax:            $552,494/month

                               Insurance:         $12,008/month

                               TI/LC:             $86,340/month

LOCKBOX:                       Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban

LOCATION:                      New York, NY

YEAR BUILT/RENOVATED:          1972/NAP

OCCUPANCY(1):                  94.7%

SQUARE FOOTAGE:                513,563

THE COLLATERAL:                33-story Class A office building located in Times
                               Square, Manhattan.

OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           Cushman & Wakefield, Inc.

U/W NET OP. INCOME:            $22,593,218

U/W NET CASH FLOW:             $21,552,159

U/W OCCUPANCY:                 94.7%

APPRAISED VALUE:               $381,000,000

CUT-OFF DATE LTV:              75.3%

MATURITY DATE LTV:             75.3%

DSCR:                          1.24x

POST IO DSCR:                  NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated March 7, 2005.

                                     IV-11

THE 1500 BROADWAY LOAN

     The Loan. The second largest loan (the "1500 Broadway Loan") as evidenced by Consolidated, Amended and Restated Notes (collectively, the "1500 Broadway
Note") is secured by (a) a first priority fee Consolidated, Amended and Restated
Mortgage and Security Agreement (the "1500 Broadway Mortgage") encumbering the
513,563 square foot office building known as 1500 Broadway, located in New York
City, New York (the "1500 Broadway Property"), and (b) a Pledge and Security
Agreement pledging 80% of the equity interests in 1500 Signs Company, owner of certain signage rights to the exterior of the 1500 Broadway Property (the "1500
Broadway Pledged Interests"). The 1500 Broadway Loan was originated on March 15,
2005 by Morgan Stanley Mortgage Capital Inc., and amended and restated on May 9,
2005.

     The Borrower. The borrowers are Zapco 1500 Investment, L.P., a Delaware limited partnership (the "1500 Broadway Fee Borrower") and TSP Signs Company
LLC, a Delaware limited liability company (the "1500 Broadway Signs Borrower"
and, together with the 1500 Broadway Fee Borrower, collectively the "1500
Broadway Borrower"). The 1500 Broadway Fee Borrower owns no material asset other than the 1500 Broadway Property, a 100% limited liability company interest in
1500 Signs Borrower, and related interests. The 1500 Broadway Signs Borrower owns no material asset other than the 1500 Broadway Pledged Interests, and related interests. Each 1500 Broadway Borrower is a wholly-owned, indirect subsidiary of Tamares Real Estate Holdings, Inc., the sponsor of the 1500
Broadway Loan.

     The Property. The 1500 Broadway Property is located in New York City, New
York at 1500 Broadway, in Times Square. The 1500 Broadway Property was
originally constructed in 1972. It consists of a 513,563 square foot, 33 story
Class A office tower that contains retail space in the lower floors. The major tenants of the 1500 Broadway Property include Times Square Studios, a wholly-owned subsidiary of The Walt Disney Company, and Daniel J. Edelman, Inc.,
the world's largest privately held public relations firm. The Good Morning
America television show is produced by Times Square Studios on the first four floors of the 1500 Broadway Property. The 1500 Broadway Property also includes highly visible signage with 2005 expected net income of $3,044,400. The 1500
Broadway Property is situated on approximately 0.59 acres.



---------------------------------------------------------------------------------------------------------
                                       LEASE ROLLOVER SCHEDULE

                                                                                           CUMULATIVE %
                                                                            % OF TOTAL    OF TOTAL BASE
                        # OF      AVERAGE BASE   % OF TOTAL   CUMULATIVE    BASE RENTAL      RENTAL
                       LEASES     RENT PER SF    SQUARE FEET   % OF SF       REVENUES        REVENUES
       YEAR            ROLLING      ROLLING        ROLLING     ROLLING       ROLLING         ROLLING
---------------------------------------------------------------------------------------------------------

      Vacant              4          $0.00            5%          5%            0%              0%
---------------------------------------------------------------------------------------------------------
       2005               8         $32.79           16%         21%           11%             11%
---------------------------------------------------------------------------------------------------------
       2006               7         $38.84            3%         24%            2%             13%
---------------------------------------------------------------------------------------------------------
       2007               4         $41.52            5%         29%            4%             17%
---------------------------------------------------------------------------------------------------------
       2008               5         $34.10            6%         35%            4%             22%
---------------------------------------------------------------------------------------------------------
       2009              14         $40.44           22%         57%           19%             40%
---------------------------------------------------------------------------------------------------------
       2010               1         $39.42            1%         58%            1%             41%
---------------------------------------------------------------------------------------------------------
       2011               0          $0.00            0%         58%            0%             41%
---------------------------------------------------------------------------------------------------------
       2012               0          $0.00            0%         58%            0%             41%
---------------------------------------------------------------------------------------------------------
       2013              10         $58.34            8%         66%            9%             50%
---------------------------------------------------------------------------------------------------------
       2014               5         $43.57            4%         70%            4%             54%
---------------------------------------------------------------------------------------------------------
   2015 & Beyond         12         $75.32           30%        100%           46%            100%
---------------------------------------------------------------------------------------------------------


                                     IV-12

     The following table presents certain information relating to the major tenants at the 1500 Broadway Property:



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     % OF TOTAL      ANNUALIZED
                               CREDIT RATING                        ANNUALIZED       ANNUALIZED     UNDERWRITTEN
                                 (FITCH/        TENANT    % OF     UNDERWRITTEN     UNDERWRITTEN      BASE RENT         LEASE
     TENANT NAME              MOODY'S/S&P)(1)    NRSF     NRSF     BASE RENT ($)      BASE RENT      ($ PER NRSF)     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Daniel J. Edelman                --/--/--      100,610     20%      $3,981,964           16%           $39.58         09/30/2009
-----------------------------------------------------------------------------------------------------------------------------------
Times Square Studios          BBB+/Baa1/BBB+    98,687     19%      $8,994,748           36%           $91.14         05/10/2019
-----------------------------------------------------------------------------------------------------------------------------------
Nasdaq                           --/--/--       52,837     10%      $2,519,268           10%           $47.68         08/31/2024
-----------------------------------------------------------------------------------------------------------------------------------
Essence Communications, Inc.     --/--/--       63,544     12%      $2,037,593            8%           $32.07         12/31/2005
-----------------------------------------------------------------------------------------------------------------------------------
E. Piphany                       --/--/--       19,929      4%      $1,419,020            6%           $71.20         06/30/2013
-----------------------------------------------------------------------------------------------------------------------------------
International Network Services   --/--/--       12,172      2%        $549,499            2%           $45.14         04/30/2010 &
                                                                                                                      04/30/2013(2)
-----------------------------------------------------------------------------------------------------------------------------------
E-Entertainment               BBB/Baa3/BBB      12,508      2%        $486,402            2%           $38.89         03/31/2008
-----------------------------------------------------------------------------------------------------------------------------------
Harcourt Brace                   --/--/--       15,650      3%        $439,500            2%           $28.08         07/31/2008
-----------------------------------------------------------------------------------------------------------------------------------
Starbucks Coffee                 --/--/--        1,000      0%        $430,000            2%          $430.00         06/09/2014
-----------------------------------------------------------------------------------------------------------------------------------
Friedman & Wolf                  --/--/--        8,212      2%        $385,964            2%           $47.00         02/28/2007
-----------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  6,947 SF expires on 4/30/2013 and 5,225 SF expires on 4/30/2010.

     Escrows and Reserves. The 1500 Broadway Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The 1500 Broadway
Borrower escrowed $4,416,000 at closing to cover tenant improvement and leasing commission costs associated with the space currently occupied by Essence
Communications and certain dark space in the 1500 Broadway Property. The 1500
Broadway Borrower is required to escrow an additional $86,340 per month for tenant improvement and leasing commission costs until such time as Daniel J.
Edelman, Inc. has renewed its lease or 90% of the space currently occupied by such tenant is re-leased on market terms and conditions to one or more tenants that are not affiliates of 1500 Broadway Borrower, in each case for a term expiring no sooner than April 8, 2017.

     Lockbox and Cash Management. A hard lockbox is in place with respect to the
1500 Broadway Loan. The lockbox will be in place until the 1500 Broadway Loan has been paid in full.

     Property Management. The 1500 Broadway Property is managed by Cushman &
Wakefield, Inc. The management agreement is subordinate to the 1500 Broadway
Loan.

     Mezzanine Loan and Preferred Equity Interest. The indirect parent company of the 1500 Broadway Borrower, Tamares 1500 Realty, L.L.C., has obtained mezzanine financing in the amount of $18,297,511. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

     The 1500 Broadway Fee Borrower may incur additional indebtedness so long as such indebtedness (i) is unsecured, (ii) in the aggregate does not exceed
$1,500,000.

     Additional Secured Indebtedness (not including trade debts). Not allowed

     Release of Parcels. Not allowed.

     Certain additional information regarding the 1500 Broadway Loan and the
1500 Broadway Property is set forth on Appendix II hereto.

                                     IV-13

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-14

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 3 - 163 - U-HAUL PORTFOLIO
--------------------------------------------------------------------------------

                    [163 - U-HAUL PORTFOLIO PICTURES OMITTED]

                                     IV-15

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 3 - 163 - U-HAUL PORTFOLIO
--------------------------------------------------------------------------------

                      [163 - U-HAUL PORTFOLIO MAP OMITTED]

                                     IV-16

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NOS. 3 - 163 - U-HAUL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):           $195,000,000

CUT-OFF DATE BALANCE(1):       $194,727,099

SHADOW RATING
(DBRS/FITCH/S&P):              NAP

FIRST PAYMENT DATE:            August 1, 2005

INTEREST RATE:                 5.520%

AMORTIZATION:                  300 months

ARD:                           NAP

HYPERAMORTIZATION:             NAP

MATURITY DATE:                 July 1, 2015

EXPECTED MATURITY BALANCE:     $149,054,742

SPONSOR:                       Amerco Real Estate Company; Republic West

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Locked out until 2 years after the REMIC
                               "start-up" day, with U.S. Treasury defeasance
                               thereafter. Prepayable without penalty from and
                               after January 1, 2015.

LOAN PER SF(1):                $70.15

UP-FRONT RESERVES(2):          RE Tax:                     $1,020,331

                               Insurance:                  $64,153

                               Deferred Maintenance:       $3,113,626

                               Environmental:              $2,886,374

ONGOING RESERVES(2):           RE Tax:                     $340,110/month

                               Insurance:                  $21,384/month

                               Replacement:                $42,963/month

LOCKBOX:                       Soft, springing hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Portfolio of 161 assets

PROPERTY TYPE:                 Self Storage

PROPERTY SUB-TYPE:             Self Storage

LOCATION:                      Various - 41 states

YEAR BUILT/RENOVATED:          Various

OCCUPANCY(3):                  82.6%

SQUARE FOOTAGE:                3,416,349

THE COLLATERAL:                161 self-storage U-Haul properties located in 41
                               states.

OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           U-Haul International

U/W NET OP. INCOME:            $25,500,234

U/W NET CASH FLOW:             $25,156,527

U/W OCCUPANCY:                 82.6%

APPRAISED VALUE:               $323,929,000

CUT-OFF DATE LTV(1):           74.0%

MATURITY DATE LTV(1):          56.6%

DSCR(1):                       1.42x

POST IO DSCR(1):               NAP
--------------------------------------------------------------------------------

(1)  The subject $195,000,000 loan represents an 81.25% pari passu interest in the $240,000,000 first mortgage whole loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $240,000,000 financing and on a combined-property basis.

(2)  Up-front and Ongoing Reserves apply to the whole loan.

(3)  Based on economic occupancy. Physical occupancy as of March 31, 2005 was
     82.2%.

                                     IV-17

THE U-HAUL PORTFOLIO LOAN

     The Loan. The third largest loan (the "U-Haul Portfolio Loan") as evidenced by a series of cross-defaulted and cross-collateralized Promissory Notes
(collectively, the "U-Haul Portfolio Note") is secured by first priority fee mortgages and deeds of trust (collectively, the "U-Haul Portfolio Mortgages")
encumbering 161 self-storage U-Haul facilities containing an aggregate of
3,416,349 square feet located in 41 states (collectively, the "U-Haul Portfolio
Properties"). Each U-Haul Portfolio Property is encumbered by a fee U-Haul
Portfolio Mortgage. The U-Haul Portfolio Loan was originated on June 8, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     The Borrower. The borrowers consist of twelve Delaware limited liability companies (collectively, the "U-Haul Portfolio Borrowers") that own no material asset other than their respective fee or leasehold interests in the U-Haul
Portfolio Properties and related personal property and interests. The U-Haul
Portfolio Borrowers are subsidiaries of AMERCO, the sponsor of the U-Haul
Portfolio Loan. AMERCO is a public company listed (NASDAQ: UHAL). AMERCO is approximately 54% owned by members of the Shoen family, descendents of founder
L.S. Shoen.

     The Property. The U-Haul Portfolio Properties consist of 161 individual self-storage facilities located in 41 states. The U-Haul Portfolio Properties were constructed in varying years. The U-Haul Portfolio Properties contain an aggregate of 3,416,349 square feet with approximately 43,598 separate storage units.

     Escrows and Reserves. The U-Haul Portfolio Borrowers are required to escrow
1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. The U-Haul Portfolio Borrowers are required to escrow $42,963 monthly for replacement reserves so long as the balance of the replacement reserve account is less than $515,558 or upon the occurrence and during the continuation of a trigger event. A "trigger event"
shall occur upon the occurrence of an event of default under the U-Haul
Portfolio Loan or if the aggregate DSCR falls below 1.15x for a trailing 12 month period. The U-Haul Portfolio Borrowers shall also be required to escrow funds monthly sufficient to pay monthly operating expenses, capital expenditures and the principal and interest payments owing under the mezzanine loan, if any.

     Lockbox and Cash Management. A soft lockbox is in place with respect to the
U-Haul Portfolio Loan. A hard lockbox will be established upon the occurrence and during the continuation of a lockbox trigger event. The lockbox will be in place until the U-Haul Portfolio Loan has been paid in full.

     Property Management. Each U-Haul Portfolio Property is managed by the individual U-Haul Portfolio Borrowers and U-Haul International under an operating lease. U-Haul International has a network of over 14,000 locations in
49 states and 10 Canadian provinces.

     Mezzanine Loan and Preferred Equity Interest. A direct or indirect parent entity of the U-Haul Portfolio Borrowers may obtain mezzanine financing in the amount of $20,000,000. This amount may be increased up to $50,000,000, provided certain DSCR and LTV ratios are met. Any such mezzanine loan shall require the consent of the U-Haul Portfolio Loan lender, which consent may be conditioned upon the execution of an intercreditor agreement.

     Additional Secured Indebtedness (not including trade debts). The U-Haul
Portfolio secures, on a pari passu basis, an original balance of $45,000,000 of mortgage debt.

     Release of Parcels. Not allowed.

     Certain additional information regarding the U-Haul Portfolio Loan and the
U-Haul Portfolio Property is set forth on Appendix II hereto.

                                     IV-18

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 164 - LANDMARK @ ONE MARKET
--------------------------------------------------------------------------------

                    [LANDMARK @ ONE MARKET PICTURES OMITTED]

                                     IV-19

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 164 - LANDMARK @ ONE MARKET
--------------------------------------------------------------------------------

                       [LANDMARK @ ONE MARKET MAP OMITTED]

                                     IV-20

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 164 - LANDMARK @ ONE MARKET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:              $133,000,000

CUT-OFF DATE BALANCE:          $133,000,000

SHADOW RATING
(DBRS/FITCH/S&P):              NAP

FIRST PAYMENT DATE:            August 5, 2005

INTEREST RATE:                 5.605%

AMORTIZATION:                  Interest Only

ARD:                           July 5, 2015

HYPERAMORTIZATION:             After the ARD, the loan interest rate steps up to
                               the greater of the initial interest rate plus 5%
                               or the then applicable treasury rate plus 5%;
                               additional payments to principal of excess cash
                               flow will be required until the loan is paid in
                               full.

MATURITY DATE:                 July 5, 2035

EXPECTED MATURITY BALANCE:     $133,000,000

SPONSOR:                       American Assets, Inc.

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Locked out through the earlier of June 13, 2009
                               or two years after the REMIC start-up date, with
                               defeasance thereafter. Prepayable without penalty
                               from and after April 5, 2015.

LOAN PER SF:                   $304.19

UP-FRONT RESERVES:             None

ONGOING RESERVES:              RE Tax:            Springing

                               Insurance:         Springing

                               TI/LC:             Springing

LOCKBOX:                       Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban

LOCATION:                      San Francisco, CA

YEAR BUILT/RENOVATED:          1917/2000

OCCUPANCY(1):                  99.8%

SQUARE FOOTAGE:                437,228

THE COLLATERAL:                Office building and five floors in an adjacent,
                               physically connected building

OWNERSHIP INTEREST:            Fee/Leasehold

PROPERTY MANAGEMENT:           American Assets, Inc.

U/W NET OP. INCOME:            $11,106,328

U/W NET CASH FLOW:             $10,078,942

U/W OCCUPANCY:                 95.3%

APPRAISED VALUE:               $190,000,000

CUT-OFF DATE LTV:              70.0%

MATURITY DATE LTV:             70.0%

DSCR:                          1.33x

POST IO DSCR:                  NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated May 6, 2005.

                                     IV-21

THE LANDMARK @ ONE MARKET LOAN

     The Loan. The fourth largest loan (the "Landmark @ One Market Loan") as evidenced by those Promissory Notes (collectively, the "Landmark @ One Market
Note") is secured by a first priority Fee and Leasehold Deed of Trust and
Security Agreement (the "Landmark @ One Market Mortgage") encumbering the
393,008 square foot office building located in San Francisco, California known as the Landmark (the "Landmark") and a leasehold interest in floors 2 through 6, totaling 44,220 square feet, of the annex to the Landmark (the "Annex" and, together with the Landmark, the "Landmark @ One Market Property"), commonly known as One Market. The Landmark @ One Market Loan was originated on June 13,
2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     The Borrower. The borrowers are Landmark Venture Holdings, LLC ("Landmark
Venture") and Landmark FireHill Holdings, LLC ("Landmark FireHill" and, together with Landmark Venture, the "Landmark @ One Market Borrower"), both of which are
Delaware limited liability companies that are tenants in common, each owning an undivided interest in the Landmark @ One Market Property, and both of which own no material asset other than the Landmark @ One Market Property and related interests. The indebtedness is evidenced by two separate cross-collateralized and cross-defaulted notes, one in the amount of $87,979,500 signed by Landmark
Venture Holdings, LLC, and another in the amount of $45,020,500 signed by
Landmark FireHill Holdings, LLC. Upon consummation of a reverse exchange, pursuant to Section 1031 of the tax code, Landmark Venture will be controlled by
GE Pension Trust, while Landmark FireHill is controlled by American Assets, Inc.
("AAI") (51.0%), the sponsor of the Landmark @ One Market Loan, and the Ernest
Rady Trust (49.0%). AAI is a private company headquartered in San Diego, CA that acts as a parent for businesses operating in real estate, banking, insurance, and investment management. AAI also acts as an internal service company, providing managerial expertise in commercial real estate transactions. GE
Pension Trust is under the control of GE Asset Management, the private asset management branch of General Electric Company and a wholly owned subsidiary of
General Electric Company.

     The Property. The Landmark @ One Market Property is located in San
Francisco, California at One Market Street, in the Financial District. The
Landmark was originally constructed in 1917 and was renovated in 2000. The
Landmark is an eleven-story office building with ground floor retail. The Annex was constructed in 1976 and was designed to function in conjunction with the
Landmark. The Landmark and the Annex comprise 393,008 and 44,220 net square feet, respectively, totaling 437,228 net square feet. The Landmark is situated on approximately 1.040 acres and provides no parking, while the lease for the
Annex provides 39 parking spaces. The two largest tenants in the Landmark are
Salesforce.com and the Del Monte Company, occupying 132,973 and 104,729 square feet respectively. The largest tenant in the Annex is Microsoft, occupying 8,972 square feet.



-----------------------------------------------------------------------------------------------------------
                                         LEASE ROLLOVER SCHEDULE

                                                                                            CUMULATIVE %
                                                                             % OF TOTAL    OF TOTAL BASE
                       # OF       AVERAGE BASE    % OF TOTAL    CUMULATIVE   BASE RENTAL       RENTAL
                      LEASES       RENT PER SF    SQUARE FEET    % OF SF      REVENUES        REVENUES
       YEAR           ROLLING       ROLLING         ROLLING      ROLLING      ROLLING         ROLLING
-----------------------------------------------------------------------------------------------------------

      Vacant             1           $0.00             0%          0%           0%              0%
-----------------------------------------------------------------------------------------------------------
       2005              0           $0.00             0%          0%           0%              0%
-----------------------------------------------------------------------------------------------------------
       2006              3          $35.26            11%         11%          10%             10%
-----------------------------------------------------------------------------------------------------------
       2007              2          $41.91            10%         22%          11%             20%
-----------------------------------------------------------------------------------------------------------
       2008              0           $0.00             0%         22%           0%             20%
-----------------------------------------------------------------------------------------------------------
       2009              0           $0.00             0%         22%           0%             20%
-----------------------------------------------------------------------------------------------------------
       2010              7          $43.12            26%         48%          27%             48%
-----------------------------------------------------------------------------------------------------------
       2011              8          $44.17            18%         66%          19%             67%
-----------------------------------------------------------------------------------------------------------
       2012              0           $0.00             0%         66%           0%             67%
-----------------------------------------------------------------------------------------------------------
       2013              5          $43.88            28%         93%          30%             96%
-----------------------------------------------------------------------------------------------------------
       2014              0           $0.00             0%         93%           0%             96%
-----------------------------------------------------------------------------------------------------------
   2015 & Beyond         3          $21.58             7%        100%           4%            100%
-----------------------------------------------------------------------------------------------------------


                                     IV-22

     The following table presents certain information relating to the major tenants at the Landmark @ One Market Property:



-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        % OF TOTAL     ANNUALIZED
                                 CREDIT RATING                          ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                   (FITCH/          TENANT    % OF     UNDERWRITTEN    UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME               MOODY'S/S&P)(1)      NRSF     NRSF     BASE RENT ($)     BASE RENT     ($ PER NRSF)   EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Salesforce.com(2)                  --/--/--        132,973     30%      $6,155,141          34%          $46.29       11/26/2010-
                                                                                                                      06/30/2013
-----------------------------------------------------------------------------------------------------------------------------------
Del Monte                         BB-/Ba3/BB-      104,729     24%      $4,633,540          26%          $44.24       12/18/2010
-----------------------------------------------------------------------------------------------------------------------------------
Autodesk                           --/--/--         46,169     11%      $1,666,022           9%          $36.09       09/30/2006
-----------------------------------------------------------------------------------------------------------------------------------
Microsoft                          --/--/--         45,795     10%      $1,919,317          11%          $41.91       12/31/2007
-----------------------------------------------------------------------------------------------------------------------------------
Simpson, Gumpertz & Heger, Inc.    --/--/--         27,226      6%        $806,777           5%          $29.63       10/31/2013

-----------------------------------------------------------------------------------------------------------------------------------
Haas Fund                          --/--/--         24,699      6%      $1,153,272           6%          $46.69       01/05/2011
-----------------------------------------------------------------------------------------------------------------------------------
Equity Office Properties         BBB/Baa3/BBB+      22,096      5%        $197,632           1%           $8.94       07/14/2025
-----------------------------------------------------------------------------------------------------------------------------------
Harb, Levy & Weiland(3)            --/--/--         21,326      5%        $780,788           4%          $36.61       03/31/2006 &
                                                                                                                      12/31/2013
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America                   AA-/Aa2/AA-        6,211      1%        $431,715           2%          $69.51       02/28/2019
-----------------------------------------------------------------------------------------------------------------------------------
Office Max                        --/Baa2/BB         3,504      1%        $150,764           1%          $43.03       08/30/2011
-----------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Saleforce.com's lease expiration dates vary between 11/26/2010 and
     6/30/2013. The information provided is a compilation or an average of all
     Saleforce.com's leases in the subject property.

(3)  2,200 SF expires on 03/31/2006 and 19,126 SF expires on 12/31/2013.

     Escrows and Reserves. Upon (i) the occurrence and continuance of an event of default, (ii) failure of the Landmark @ One Market Borrower to pay all taxes and insurance premiums by no later than ten business days prior to the delinquency thereof, or (iii) failure of the Landmark @ One Market Borrower to provide the lender paid receipts for the payment of the taxes and insurance premiums by no later than one business day prior to delinquency, the Landmark @
One Market Borrower will be required to escrow 1/12 of annual real estate taxes and insurance premiums monthly.

     Upon the occurrence and continuance of a Cash Management Period (as defined in the Cash Management Agreement), the Landmark @ One Market Borrower is
required to deposit $1,277,000 (the "Leasing Reserve Cap") into a TI/LC reserve
("Leasing Reserve"). In the event that any of the Leasing Reserve funds are disbursed such that the total amount on deposit is less than the Leasing Reserve
Cap, the Landmark @ One Market Borrower shall deposit or cause to be deposited
$79,065 into the Leasing Reserve monthly thereafter until funds on deposit therein equal the Leasing Reserve Cap.

     Lockbox and Cash Management. A hard lockbox is in place with respect to the
Landmark @ One Market Loan. A Cash Management Period will be established if any of the following trigger conditions occur: (a) an event of default (a "Default
Trigger"); (b) the DSCR falls below 1.10x (a "DSCR Trigger"); or (c) the
Landmark @ One Market Loan is not repaid by July 5, 2015. The Cash Management
Period will be in place until (i) with respect to a Default Trigger, the cure of such event of default, and (ii) with respect to a DSCR Trigger, an increase in the net operating income so that the DSCR is, for three consecutive calendar months, above 1.10x on an aggregate basis for the preceding twelve consecutive months without giving effect to any capital contributions which may have been made to the Landmark @ One Market Borrower.

     Property Management. The Landmark @ One Market Property is managed by
American Assets, Inc., which is the Landmark @ One Market Loan's sponsor. The management agreement is subordinate to the Landmark @ One Market Loan.

     Mezzanine Loan and Preferred Equity Interest. Not allowed.

     Additional Secured Indebtedness (not including trade debts). Not allowed.

     Release of Parcels. Not allowed.

     Certain additional information regarding the Landmark @ One Market Loan and the Landmark @ One Market Property is set forth on Appendix II hereto.

                                     IV-23

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-24

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 165 - CORONADO CENTER
--------------------------------------------------------------------------------

                    [165 - CORONADO CENTER PICTURES OMITTED]

                                     IV-25

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 165 - CORONADO CENTER
--------------------------------------------------------------------------------

                       [165 - CORONADO CENTER MAP OMITTED]

                                     IV-26

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 165 - CORONADO CENTER
--------------------------------------------------------------------------------

                     [165 - CORONADO CENTER PICTURE OMITTED]

                                     IV-27

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 165 - CORONADO CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):            $130,000,000

CUT-OFF DATE BALANCE:           $129,709,589

SHADOW RATING                   BBB(low)/BBB-/AA+
(DBRS/FITCH/S&P):

FIRST PAYMENT DATE:             July 6, 2005

INTEREST RATE:                  5.001435%

AMORTIZATION:                   360 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  June 6, 2010

EXPECTED MATURITY BALANCE:      $120,207,194

SPONSOR:                        General Growth Properties, Inc.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out until the earlier of May 11, 2008, or
                                2 years after the REMIC "start-up" day, with
                                U.S. Treasury defeasance thereafter. Prepayable
                                without penalty from and after December 6, 2009.

LOAN PER SF(1):                 $246.29

UP-FRONT RESERVES:              None

ONGOING RESERVES:               Cap Ex:            Springing

                                TI/LC:             Springing

                                RE Tax:            Springing

                                Insurance:         Springing

                                Ground Rents:      Springing

LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:         Single Asset

Property Type:                  Retail

Property Sub-type:              Regional Mall

Location:                       Albuquerque, New Mexico

Year Built/Renovated:           1964, 1974, 1995, 2001/ 1975, 1984, 1992, 1995

Occupancy(2):                   90.9%

Square Footage:                 526,651

The Collateral:                 One- and part two-story enclosed super regional
                                mall

Ownership Interest:             Fee/Leasehold

Property Management:            Coronado Center, LLC

U/W Net Op. Income:             $14,351,676

U/W Net Cash Flow:              $13,853,535

U/W Occupancy:                  90.9%

Appraised Value:                $260,000,000

Cut-off Date LTV(1):            49.9%

Maturity Date LTV(1):           46.2%

DSCR(1):                        1.66x

Post IO DSCR(1):                NAP
--------------------------------------------------------------------------------

(1)  The subject $130,000,000 loan represents the entire senior portion of a
     $179,000,000 whole mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the senior $179,000,000 financing, only. The DSCR of the whole loan including the B note is 1.19x.

(2)  Occupancy is based on the rent roll dated March 17, 2005.

                                     IV-28

THE CORONADO CENTER LOAN

     The Loan. The fifth largest loan (the "Coronado Center Loan") as evidenced by the Promissory Note (the "Coronado Center Note") is secured by a first priority Fee and Leasehold Mortgage, Security Agreement and Fixture Filing (the
"Coronado Center Mortgage") encumbering 526,651 square feet of a 1,152,708 square-foot regional mall known as Coronado Center (the "Coronado Center Mall"), located in Albuquerque, New Mexico (the "Coronado Center Property"). While the
Coronado Center Mall, the overall mall complex, is situated on approximately
81.991 acres, the Coronado Center Property is situated on parcels totaling approximately 39.907 acres, of which approximately 28.479 acres are owned in fee. The leasehold interest in the remaining 11.428 acres is evidenced by three ground leases: (1) a ground lease from PSB for 8.163 acres dated October 10,
1973 for a term of ninety years, including extensions, (2) a ground lease from
Sears for 3.265 acres dated February 6, 1975 for a term of 90 years, and (3) an unrecorded ground lease for 9,065 square feet of a penthouse area commencing
February 6, 1975 for a term of ninety years. The Coronado Center Loan was originated on May 11, 2005 by or on behalf of Morgan Stanley Mortgage Capital
Inc.

     The Borrower. The borrower is Coronado Center L.L.C., a Delaware limited liability company (the "Coronado Center Borrower") that owns no material asset other than the Coronado Center Property and related interests. The Coronado
Center Borrower is a wholly-owned indirect subsidiary of General Growth
Properties, Inc. ("GGP"), the sponsor of the Coronado Center Loan. GGP is a
Chicago-based retail real estate investment trust ("REIT") engaged in ownership, operation, management, leasing, acquisition, development, expansion and financing of US regional mall shopping centers. GGP was formed over 50 years ago and completed its IPO in April 1993. In August 2004, GGP became the largest shopping center REIT and the second largest REIT in the country.

     The Property. The Coronado Center Property is located in the business district of Albuquerque, New Mexico, on the southwest quadrant of Louisiana
Boulevard and Menaul Boulevard, north of Interstate 40 and east of Interstate
25. The Coronado Center Property was originally constructed in 1964, 1974, 1995, and 2001 and was renovated in 1975, 1984, 1992, and 1995. It consists of 526,651 square feet of property within a 1,152,708 square foot one- and part two-story enclosed super-regional mall. The Coronado Center Mall is situated on approximately 81.991 acres, of which approximately 39.907 acres comprise the
Coronado Center Property. The Coronado Center Mall includes 5,489 parking spaces, approximately 65% of which are owned by anchor stores, leaving approximately 1,600 as part of the Coronado Center Property. The Coronado Center
Property is anchored by JCPenney, Macy's, Foley's, Sears, and Mervyn's. With the
exception of Mervyn's, the Coronado Center Borrower does not own the fee interest to these stores, which are not collateral for the Coronado Center Loan.
In 2004, JCPenney, Macy's, Foley's, and Sears had sales per square foot of $252,
$125, $253, and $345, respectively. The Mervyn's store had sales per square foot of $126 in 2004, with 1.2% in occupancy costs.



---------------------------------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE

                                                                                           CUMULATIVE %
                                                                            % OF TOTAL    OF TOTAL BASE
                        # OF    AVERAGE BASE    % OF TOTAL    CUMULATIVE    BASE RENTAL      RENTAL
                       LEASES    RENT PER SF    SQUARE FEET    % OF SF       REVENUES       REVENUES
       YEAR            ROLLING     ROLLING        ROLLING      ROLLING       ROLLING         ROLLING
---------------------------------------------------------------------------------------------------------

      Vacant             20         $0.00            9%           9%           0%              0%
---------------------------------------------------------------------------------------------------------
        MTM              11        $28.02            6%          15%           8%              8%
---------------------------------------------------------------------------------------------------------
       2005               8        $18.66            4%          19%           3%             11%
---------------------------------------------------------------------------------------------------------
       2006              18         $8.34           32%          51%          13%             24%
---------------------------------------------------------------------------------------------------------
       2007              17        $40.01            5%          56%           9%             33%
---------------------------------------------------------------------------------------------------------
       2008              12        $27.82            9%          64%          11%             45%
---------------------------------------------------------------------------------------------------------
       2009               8        $31.39            5%          69%           7%             52%
---------------------------------------------------------------------------------------------------------
       2010               7        $57.95            2%          71%           5%             57%
---------------------------------------------------------------------------------------------------------
       2011               6        $21.67           10%          81%          10%             67%
---------------------------------------------------------------------------------------------------------
       2012              16        $39.76            8%          88%          14%             81%
---------------------------------------------------------------------------------------------------------
       2013               7        $33.08            4%          92%           6%             87%
---------------------------------------------------------------------------------------------------------
       2014               9        $38.09            4%          96%           7%             94%
---------------------------------------------------------------------------------------------------------
   2015 & Beyond          7        $29.80            4%         100%           6%            100%
---------------------------------------------------------------------------------------------------------


                                     IV-29

     The following table presents certain information relating to the major tenants at the Coronado Center Property:



----------------------------------------------------------------------------------------------------------------------------------

                                                                                     % OF TOTAL      ANNUALIZED
                           CREDIT RATING                           ANNUALIZED        ANNUALIZED     UNDERWRITTEN
                              (FITCH/         TENANT      % OF    UNDERWRITTEN      UNDERWRITTEN     BASE RENT         LEASE
    TENANT NAME            MOODY'S/S&P)(1)     NRSF       NRSF    BASE RENT ($)       BASE RENT     ($ PER NRSF)     EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Gap, Inc.(2)               BBB-/Baa3/BBB-     23,467        4%      $610,142             6%            $26.00        09/30/2008(3)
----------------------------------------------------------------------------------------------------------------------------------
Barnes & Noble               --/--/--         30,000        6%      $566,400             5%            $18.88        01/31/2011
----------------------------------------------------------------------------------------------------------------------------------
Lerner New York              --/--/--          9,812        2%      $225,676             2%            $23.00        01/31/2015
----------------------------------------------------------------------------------------------------------------------------------
Express                    --/Baa2/BBB        11,193        2%      $223,860             2%            $20.00        01/31/2008
----------------------------------------------------------------------------------------------------------------------------------
Foot Locker                  --/--/--          7,500        1%      $217,500             2%            $29.00        01/31/2009
----------------------------------------------------------------------------------------------------------------------------------
Zales Jewelers               --/--/--          3,364        1%      $198,981             2%            $59.15        02/10/2010
----------------------------------------------------------------------------------------------------------------------------------
Mervyn's                     --/--/--        118,272       22%      $177,408             2%             $1.50        01/01/2006
----------------------------------------------------------------------------------------------------------------------------------
Anchor Blue                  --/--/--          7,670        1%      $176,410             2%            $23.00        01/31/2011
----------------------------------------------------------------------------------------------------------------------------------
American Eagle Outfitters    --/--/--          5,560        1%      $166,800             2%            $30.00        01/31/2012
----------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Gap, Inc. includes Gap, Gap Kids and Banana Republic.

(3)  23,467 total square feet includes 7,142 square feet occupied by Banana
     Republic on a month-to-month basis

     Escrows and Reserves. Upon the occurrence and during the continuance of a
Trigger Event (see below), the Coronado Center Borrower is required to escrow, each month, 1/12 of estimated annual (i) taxes, (ii) insurance premiums, and
(iii) rents under the ground leases. However, the requirement that the Coronado
Center Borrower deposit insurance premiums shall be waived upon delivery to the
Lender by the Coronado Center Borrower of evidence (a) that the required insurance policies are maintained pursuant to blanket insurance policies covering the Coronado Center Property, which policies must satisfy certain conditions in the Loan Agreement, and (b) that the insurance premiums have been prepaid for not less than one year in advance, or for the period of coverage under the policies as to which certificates are delivered at closing, if less than one year.

     Upon the occurrence and during the continuance of a Trigger Event, the
Coronado Center Borrower is required to (a) deposit $10,742.73 monthly into a reserve for repairs and replacements required to be made to the Coronado Center
Property during the calendar year; provided, up to a cap of $128,912.75 on deposit at any time; and (b) deposit $42,970.92 monthly into a TI/LC reserve, up to a cap of $515,651.00 on deposit at any time. A "Trigger Event" means the occurrence of either (a) an event of default, or (b) a DSCR Event. The Trigger
Event shall terminate (i) in the case of a Trigger Event due to a DSCR Event, when the DSCR is equal to or in excess of 1.15x for the twelve consecutive month period then ending, and (ii) in the case of a Trigger Event due to the occurrence of an event of default, if such event of default is thereafter cured or waived. A "DSCR Event" means any period of time during which the DSCR for the twelve consecutive month period ending on the last day of the month immediately preceding such date falls below 1.15x.

     Lockbox and Cash Management. A hard lockbox is in place with respect to the
Coronado Center Loan. The lockbox will be in place until the Coronado Center
Loan has been paid in full.

     Property Management. The Coronado Center Property is managed by the
Coronado Center Borrower, and there is no separate property management agreement.

     Mezzanine Loan and Preferred Equity Interest. Provided no event of default is continuing, the holder of direct or indirect interests in the Coronado Center
Borrower may incur a mezzanine loan provided certain conditions are satisfied, including an intercreditor agreement acceptable to the rating agencies and reasonably acceptable to Lender.

     The Coronado Center Borrower may obtain financing for capital expenditures having a cost in the aggregate (taking into account all capital expenditures which are ongoing or which have not been paid for in full) not in excess of
$8,950,000; provided however, the Coronado Center Borrower may incur capital expenditures having a cost in the aggregate in excess of $8,950,000, provided that in no event shall the sum of unpaid capital expenditures outstanding at any one time when aggregated with outstanding trade debt exceed $13,425,000.

                                     IV-30

     Additional Secured Indebtedness (not including trade debts). The Coronado
Center currently has a B-note of $49,000,000 secured by the property.

     Release of Parcels. The Coronado Center Borrower may obtain a release of a vacant, non-income producing, and unimproved parcel or outlot proposed to be transferred to a person other than a person owned directly or indirectly by the
Coronado Center Borrower in connection with the expansion or other development of the Coronado Center Property, provided the Coronado Center Borrower satisfies certain conditions. No prepayment of the Coronado Center Loan is due in connection with such release.

     Certain additional information regarding the Coronado Center Loan and the
Coronado Center Property is set forth on Appendix II hereto.

                                     IV-31

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-32

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 166 - 169 - MELROSE PORTFOLIO
--------------------------------------------------------------------------------

[MELROSE GAINSVILLE                             [MELROSE MINNEAPOLIS
PICTURE OMITTED]                                PICTURE OMITTED]

MELROSE GAINSVILLE,                             MELROSE MINNEAPOLIS,
Gainsville, FL                                  Minneapolis, MN

[MELROSE COLLEGE STATION                        [MELROSE JACKSONVILLE
PICTURE OMITTED]                                PICTURE OMITTED]

MELROSE COLLEGE STATION,                        MELROSE JACKSONVILLE,
College Station, TX                             Jacksonville, FL

[MELROSE JACKSONVILLE                           [MELROSE COLLEGE STATION
PICTURE OMITTED]                                PICTURE OMITTED]

MELROSE JACKSONVILLE,                           MELROSE COLLEGE STATION,
Jacksonville, FL                                College Station, TX

                                     IV-33

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 166 - 169 - MELROSE PORTFOLIO
--------------------------------------------------------------------------------

                   [166 - 169 - MELROSE PORTFOLIO MAP OMITTED]

                                     IV-34

--------------------------------------------------------------------------------
                MORTGAGE LOAN NOS. 166 - 169 - MELROSE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $82,750,000

CUT-OFF DATE BALANCE:           $82,750,000

SHADOW RATING                   NAP
(DBRS/FITCH/S&P):

FIRST PAYMENT DATE:             July 8, 2005

INTEREST RATE:                  4.850%

AMORTIZATION:                   Interest only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  June 8, 2010

EXPECTED MATURITY BALANCE:      $82,750,000

SPONSORS:                       United Campus Housing, Blue Vista Capital
                                Partners and Pennsylvania State Employees'
                                Retirement System

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out through the earlier of May 26, 2010
                                or 2 years after the REMIC "start-up" day, with
                                U.S. Treasury defeasance or the greater of yield
                                maintenance and 1% thereafter. Also prepayable
                                with the greater of yield maintenance and 1%
                                from and after July 8, 2007 through August 8,
                                2007. Prepayable without penalty from and after
                                December 8, 2009.

LOAN PER UNIT:                  $63,751.93

UP-FRONT RESERVES:              None

ONGOING RESERVES:               Cap Ex:            Springing

                                RE Tax:            Springing

                                Insurance:         Springing

LOCKBOX:                        Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Portfolio of 4 assets

PROPERTY TYPE:                  Multifamily

PROPERTY SUB-TYPE:              Student Housing

LOCATION:                       Minneapolis, MN; Jacksonville, FL; College
                                Station, TX; and Gainesville, FL

YEAR BUILT/RENOVATED:           Melrose Minneapolis: 2000-2003/NAP
                                Melrose Jacksonville: 1996-1997/NAP
                                Melrose College Station: 1998/NAP
                                Melrose Gainesville: 1994-1996/NAP

OCCUPANCY(1):                   82.9%

UNITS:                          1,298

THE COLLATERAL:                 Four multifamily, student housing communities

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            UCH Melrose Management, LLC

U/W NET OP. INCOME:             $7,079,029

U/W NET CASH FLOW:              $6,559,829

U/W OCCUPANCY:                  82.9%

APPRAISED VALUE:                $125,100,000

CUT-OFF DATE LTV:               66.1%

MATURITY DATE LTV:              66.1%

DSCR:                           1.61x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on rent rolls dated March 31, 2005.

                                     IV-35

THE MELROSE PORTFOLIO LOAN

     The Loan. The sixth largest loan (the "Melrose Portfolio Loan") as evidenced by the Promissory Note (the "Melrose Portfolio Note") is secured by first priority fee Deed of Trust, Assignments of Leases and Rents, and Security
Agreements (the "Melrose Portfolio Mortgages") encumbering four student housing communities, with a total of 1,298 units, known as Melrose Minneapolis, located in Minneapolis, Minnesota; Melrose Jacksonville, located in Jacksonville,
Florida; Melrose College Station, located in College Station, Texas; and Melrose
Gainesville, located in Gainesville, Florida (the "Melrose Portfolio
Properties"). The Melrose Portfolio Loan was originated on May 26, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     The Borrowers. The borrowers are Commonwealth Minneapolis CH, LLC, a
Delaware limited liability company, Commonwealth Jacksonville CH, LLC, a
Delaware limited liability company, Commonwealth Austin CH, LP, a Texas limited partnership, and Commonwealth Gainesville CH, LLC, a Delaware limited liability company (the "Melrose Portfolio Borrowers") each of which owns no material asset other than its respective Melrose Portfolio Property and related interests. The
Melrose Portfolio Borrowers are each subsidiaries of a joint venture between the
Pennsylvania State Employees' Retirement System ("PSERS"), United Campus Housing
("UCH"), and Blue Vista Sponsor Equity Fund, the sponsors of the Melrose
Portfolio Loan. PSERS was established in 1923, and is one of the nation's oldest and largest statewide retirement plans for public employees. As of December 31,
2004, PSERS reported a total investment fund of $26.6 billion, $2.2 billion of which is invested in real estate. UCH, headquartered in Austin, Texas, is a leading owner, operator and manager of student housing communities. Blue Vista
Capital Partners is an investment banking and investment management firm focused on real estate and headquartered in Chicago.

     The Property. The Melrose Portfolio Properties are located in Minneapolis,
Minnesota, at 2508 Delaware Street Southeast; Jacksonville, Florida, at 3601
Kernan Blvd. South; College Station, Texas, at 601 Luther Street West; and
Gainesville, Florida, at 1000 Southwest 62nd Blvd. The Properties primarily serve the following universities: University of Minnesota in Minneapolis,
University of North Florida in Jacksonville, Texas A&M in College Station and
the University of Florida in Gainesville. Melrose Minneapolis was originally constructed in 2001-2003 and consists of a 278-unit student housing community.
Melrose Jacksonville was originally constructed in 1996-1997 and consists of a
360-unit student housing community. Melrose College Station was originally constructed in 1998 and consists of a 348-unit student housing community.
Melrose Gainesville was originally constructed in 1994-1996 and consists of a
312-unit student housing community. Three of the Melrose Portfolio Properties are three-story, Class A, garden-style apartment communities. The fourth,
Melrose Minneapolis, is a Class-A, nine-story urban apartment building. Each of the assets were originally designed and developed specifically to cater to the college-student community. Each asset provides its residents with amenities that accommodate the student demographic and accompanying lifestyle. All of the
Properties can be leased on a by-the-bed basis with the leases generally backed by parental guarantees. Monthly rent includes standard utilities such as internet, electricity, water, garbage disposal and cable television. The three garden-style communities feature additional amenities including outdoor swimming pools, fitness centers, basketball courts, volleyball courts, clubhouses and computer labs. Melrose Minneapolis features a theater, cafe, clubhouse and computer lab.



------------------------------------------------------------------------------------------------------------------------------
                                                 ALLOCATED                     OWNERSHIP    YEAR BUILT/
       PROPERTY               LOCATION          LOAN AMOUNT   PROPERTY TYPE    INTEREST     RENOVATED       OCCUPANCY    UNITS
------------------------------------------------------------------------------------------------------------------------------

Melrose Minneapolis       Minneapolis, MN       $29,105,000    Multifamily        Fee      2001-2003/NAP      85.3%       278
------------------------------------------------------------------------------------------------------------------------------
Melrose Jacksonville      Jacksonville, FL      $21,829,000    Multifamily        Fee      1996-1997/NAP      84.5%       360
------------------------------------------------------------------------------------------------------------------------------
Melrose College Station   College Station, TX   $17,661,000    Multifamily        Fee         1998/NAP        84.0%       348
------------------------------------------------------------------------------------------------------------------------------
Melrose Gainesville       Gainesville, FL       $14,155,000    Multifamily        Fee      1994-1996/NAP      77.7%       312
------------------------------------------------------------------------------------------------------------------------------


     Escrows and Reserves. Upon the occurrence and continuance of a "Step 2
Trigger Period" (see below), the Melrose Portfolio Borrowers are required to (a)
deposit monthly 1/12 of annual taxes and insurance premiums, and (b) to deposit monthly an amount for capital expenditures equal to the product of $126 and the number of beds at each individual property, divided by 12, up to a cap of
$750,000 in escrow at any one time. The Step 2 Trigger Period is defined as an event of default or as any time that the DSCR is less than 1.05x based on the portfolio's actual net operating income and a 7.25% constant.

     Lockbox and Cash Management. A hard lockbox will be established upon occurrence of any event of default or a DSCR that is less than 1.10x. The lockbox will be in place until the Melrose Portfolio Loan has been paid in full.

                                     IV-36

     Property Management. The Melrose Portfolio Properties are managed by UCH
Melrose Management, LLC, which is an affiliate of United Campus Housing, one of
Melrose Portfolio Loan's sponsors. The management agreement is subordinate to the Melrose Portfolio Loan.

     Mezzanine Loan and Preferred Equity Interest. Not allowed.

     Additional Secured Indebtedness (not including trade debts). Not allowed

     Release of Parcels. At any time following June 8, 2007, the Melrose
Portfolio Borrowers may obtain the release of an individual property in connection with a sale of such individual property to a bona-fide third-party purchaser, provided the Melrose Portfolio Borrowers satisfy certain conditions, including (a) payment of a release price equal to 110% of the allocated loan amount, with respect to the Minneapolis and College Station properties, and 105%
of the allocated loan amount, with respect to the Gainesville and Jacksonville
Properties, plus yield maintenance; (b) after giving effect to the release, the
DSCR with respect to the remaining property shall be no less than the greater of the DSCR immediately prior to the release or 1.10x; (c) after giving effect to the release, the LTV with respect to the remaining property shall be no greater than the lesser of the loan to value ratio immediately prior to the release or a
LTV of 68%; and (d) delivery of a rating agency confirmation as to the release.
There can be no release for more than two of the individual properties. At any time that defeasance in full is allowed, the Melrose Portfolio Borrower may also partially defease any property upon furnishing defeasance collateral in the amount(s) described above.

     Certain additional information regarding the Melrose Portfolio Loan and the
Melrose Portfolio Properties is set forth on Appendix II hereto.

                                     IV-37

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-38

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 170 - TANASBOURNE TOWN CENTER
--------------------------------------------------------------------------------

                   [TANASBOURNE TOWN CENTER PICTURES OMITTED]

                                     IV-39

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 170 - TANASBOURNE TOWN CENTER
--------------------------------------------------------------------------------

                      [TANASBOURNE TOWN CENTER MAP OMITTED]

                                     IV-40

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 170 - TANASBOURNE TOWN CENTER
--------------------------------------------------------------------------------

                      [TANASBOURNE TOWN CENTER MAP OMITTED]

                                     IV-41

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 170 - TANASBOURNE TOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $58,000,000

CUT-OFF DATE BALANCE:           $58,000,000

SHADOW RATING
(DBRS/FITCH/S&P):               NAP

FIRST PAYMENT DATE:             September 1, 2005

INTEREST RATE:                  5.295%

AMORTIZATION:                   Interest Only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  August 1, 2010

EXPECTED MATURITY BALANCE:      $58,000,000

SPONSOR:                        DDRA Community Centers Five, L.P.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out through the earlier of July 11, 2008
                                or 2 years after the REMIC "start-up" day, with
                                the payment of the greater of a yield
                                maintenance premium and 1% of the principal
                                balance thereafter. Prepayable without penalty
                                from and after May 1, 2010.

LOAN PER SF:                    $187.33

UP-FRONT RESERVES:              None

ONGOING RESERVES:               RE Tax             Springing

                                Insurance:         Springing

                                Cap Ex:            Springing

                                TI/LC:             Springing

LOCKBOX:                        Soft, Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                          Single

ASSET/PORTFOLIO:                Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Hillsboro, OR

YEAR BUILT/RENOVATED:           1995, 1997, 1998/NAP

OCCUPANCY(1):                   97.6%

SQUARE FOOTAGE:                 309,617

THE COLLATERAL:                 Multi-tenant, grocery anchored retail center.

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Developers Diversified Realty Corporation

U/W NET OP. INCOME:             $4,935,442

U/W NET CASH FLOW:              $4,718,957

U/W OCCUPANCY:                  94.4%

APPRAISED VALUE:                $77,500,000

CUT-OFF DATE LTV:               74.8%

MATURITY DATE LTV:              74.8%

DSCR:                           1.52x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated April 11, 2005.

                                     IV-42

THE TANASBOURNE TOWN CENTER LOAN

     The Loan. The seventh largest loan (the "Tanasbourne Town Center Loan") as evidenced by the Promissory Note (the "Tanasbourne Town Center Note") is secured by a first priority fee Deed of Trust and Absolute Assignment of Rents and
Leases and Security Agreement (and Fixture Filing) for Security Purposes Only
(the "Tanasbourne Town Center Mortgage") encumbering the 309,617 square foot multi-tenant, grocery anchored retail center known as Tanasbourne Town Center, located in Hillsboro, Oregon (the "Tanasbourne Town Center Property"). The
Tanasbourne Town Center Loan was originated on July 11, 2005 on behalf of Wells
Fargo Bank, N.A.

     The Borrower. The borrower is DDRA Tanasbourne Town Center LLC, a Delaware limited liability company (the "Tanasbourne Town Center Borrower") that owns no material asset other than the Tanasbourne Town Center Property and related interests. The Tanasbourne Town Center Borrower is a direct subsidiary of DDRA
Community Centers Five, L.P., the sponsor of the Tanasbourne Town Center Loan.
DDRA Community Centers Five, L.P., is beneficially owned by CC Co-Investment LLC and Developers Diversified Realty Corporation.

CC Co-Investment LLC is a newly formed fund managed by Manageco CC LLC, an affiliate of DRA Advisors LLC. DRA Advisors LLC is a privately held real estate investment advisor which invests its clients' funds primarily through a series of commingled funds, mainly the DRA Growth and Income Funds with approximately
$1.2 billion of client funds and controlling approximately $4.5 billion of real estate. Since inception in 1995, the various funds have acquired approximately
157 properties nationwide in various asset classes including 27 million square feet of shopping centers, 16 million square feet of office space and 13,000 apartment units.

Developers Diversified Realty Corporation (rated 'BBB' by S&P) is a publicly-traded real estate investment trust ("REIT") which currently owns and manages over 470 operating and development properties totaling approximately 109 million square feet of real estate in 44 states and Puerto Rico. Developers
Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

     The Property. The Tanasbourne Town Center Property is located in Hillsboro,
Oregon, at 17960 - 18320 NW Evergreen Pkwy. The Tanasbourne Town Center Property
is located in a suburban retail corridor approximately 8 miles northwest of the
Portland, Oregon CBD. The Tanasbourne Town Center Property was originally constructed in 1995, 1997 and 1998. It consists of a 309,617 square foot, single-story multi-tenant, grocery anchored retail center. The subject property is 97.6% leased to 28 tenants. The anchor tenants make up 79.7% of the net rentable area and 75.3% of the total contract rent of the property. Six anchors
(Office Depot, Ross Stores, Michaels Stores, Famous Footwear, Old Navy, and
Petco) are credit rated tenants. In addition, the property is shadow anchored other well known national tenants such as Target, Mervyn's, Nordstrom Rack, and
Hollywood Video. The Tanasbourne Town Center Property is situated on approximately 32.5 acres and includes approximately 1,550 parking spaces.



----------------------------------------------------------------------------------------------------------
                                         LEASE ROLLOVER SCHEDULE

                                                                                            CUMULATIVE %
                                                                            % OF TOTAL     OF TOTAL BASE
                       # OF      AVERAGE BASE   % OF TOTAL    CUMULATIVE    BASE RENTAL       RENTAL
                      LEASES     RENT PER SF    SQUARE FEET   % OF SF        REVENUES        REVENUES
       YEAR           ROLLING      ROLLING        ROLLING      ROLLING        ROLLING         ROLLING
----------------------------------------------------------------------------------------------------------

      Vacant             1          $0.00            2%           2%             0%              0%
----------------------------------------------------------------------------------------------------------
       2005              0          $0.00            0%           2%             0%              0%
----------------------------------------------------------------------------------------------------------
       2006              2         $27.25            1%           4%             2%              2%
----------------------------------------------------------------------------------------------------------
       2007              5         $20.25            5%           9%             6%              8%
----------------------------------------------------------------------------------------------------------
       2008              5         $13.91           16%          25%            13%             22%
----------------------------------------------------------------------------------------------------------
       2009              5         $17.54           11%          36%            11%             33%
----------------------------------------------------------------------------------------------------------
       2010              2         $14.68           11%          46%             9%             42%
----------------------------------------------------------------------------------------------------------
       2011              5         $20.42           19%          66%            24%             66%
----------------------------------------------------------------------------------------------------------
       2012              1         $28.00            0%          66%             1%             67%
----------------------------------------------------------------------------------------------------------
       2013              0          $0.00            0%          66%             0%             67%
----------------------------------------------------------------------------------------------------------
       2014              0          $0.00            0%          66%             0%             67%
----------------------------------------------------------------------------------------------------------
   2015 & Beyond         3         $16.38           34%         100%            33%            100%
----------------------------------------------------------------------------------------------------------


                                     IV-43

     The following table presents certain information relating to the major tenants at the Tanasbourne Town Center Property:



----------------------------------------------------------------------------------------------------------------------------

                                                                                % OF TOTAL       ANNUALIZED
                      CREDIT RATING                              ANNUALIZED     ANNUALIZED      UNDERWRITTEN
                         (FITCH/          TENANT       % OF     UNDERWRITTEN   UNDERWRITTEN      BASE RENT        LEASE
   TENANT NAME        MOODY'S/S&P)(1)      NRSF        NRSF       BASE RENT      BASE RENT      ($ PER NRSF)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

Haggen's                 --/--/--         60,745        20%       $946,674         18%             $15.58       01/02/2021
----------------------------------------------------------------------------------------------------------------------------
Linens N Things          --/--/--         38,410        12%       $691,380         13%             $18.00       01/31/2017
----------------------------------------------------------------------------------------------------------------------------
Office Depot           --/Baa3/BBB-       31,330        10%       $439,560          8%             $14.03       11/30/2010
----------------------------------------------------------------------------------------------------------------------------
Barnes & Noble           --/--/--         23,854         8%       $429,372          8%             $18.00       01/31/2011
----------------------------------------------------------------------------------------------------------------------------
Famous Footwear          --/--/--         16,000         5%       $363,200          7%             $22.70       10/31/2011
----------------------------------------------------------------------------------------------------------------------------
Ross                    --/--/BBB         28,481         9%       $346,880          7%             $12.18       01/31/2008
----------------------------------------------------------------------------------------------------------------------------
Michael's               --/--/BB+         20,454         7%       $281,243          5%             $13.75       01/31/2009
----------------------------------------------------------------------------------------------------------------------------
Petco                   --/Ba2/BB         12,600         4%       $212,625          4%             $16.88       01/31/2011
----------------------------------------------------------------------------------------------------------------------------
Old Navy               --/Baa3/BBB-       15,000         5%       $189,750          4%             $12.65       09/30/2008
----------------------------------------------------------------------------------------------------------------------------
Aaron Brothers          --/--/--           6,750         2%       $133,650          3%             $19.80       01/31/2009
----------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     Escrows and Reserves. Upon the earlier to occur of the following
(individually and collectively, a "Trigger Event"): (i) a Default; (ii) the DSCR
is less than 1.15x; or (iii) any assignment of Borrower's obligations under the
Loan Documents to a successor borrower (other than any such assignment to, and assumption by a Borrower Transferee (as defined in the Tansasbourne Town Center
Note), (a) the Tanasbourne Town Center Borrower is required to deposit into reserve accounts amounts estimated by Lender to be sufficient to pay real estate taxes and insurance premiums at least 45 days prior to each date on which such taxes become delinquent or the current insurance policies expire, as applicable, such deposits to be made monthly or upon notice from Lender, if Lender determines amounts on deposit are not sufficient to make such payments by such dates, all as more specifically set forth in the Tanasbourne Town Center Note;
and (b) the Tanasbourne Town Center Borrower is required to deposit monthly into
Tenant Improvement and Capital Expense reserves.

     Lockbox and Cash Management. A soft lockbox is in place with respect to the
Tanasbourne Town Center Loan. A hard lockbox will be established if any of the
Trigger Events occur. In the case of a Trigger Event described in clause (i) or
(ii) above, the hard lockbox shall remain in place until, all of the following shall be true: (A) no default shall be continuing; (B) if any defaults shall have occurred two or more times previously during the term of the loan (i.e. the same default on more than one occasion or two different defaults one time each)
but are no longer continuing, then no default shall have occurred or been continuing within the prior six calendar months; and (c) the DSCR as of the two most recent Testing Dates is equal to or greater than 1.15x; provided no Trigger
Event described in clause (iii) above shall have occurred. In the case of a
Trigger Event described in clause (iii) above, the hard lockbox shall remain in place until the Tanasbourne Town Center Loan has been paid in full.

     Property Management. The Tanasbourne Town Center Property is managed by
Developers Diversified Realty Corporation, which is an affiliate of the
Tanasbourne Town Center Loan's sponsor. The management agreement is subordinate to the Tanasbourne Town Center Loan.

     Mezzanine Loan and Preferred Equity Interest. Not allowed.

     Additional Secured Indebtedness (not including trade debts). Not allowed.

     Release of Parcels. Not allowed.

     Certain additional information regarding the Tanasbourne Town Center Loan and the Tanasbourne Town Center Property is set forth on Appendix II hereto.

                                     IV-44

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 171 - OVIEDO MARKETPLACE
--------------------------------------------------------------------------------

                      [OVIEDO MARKETPLACE PICTURES OMITTED]

                                     IV-45

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 171 - OVIEDO MARKETPLACE
--------------------------------------------------------------------------------

                        [OVIEDO MARKETPLACE MAP OMITTED]

                                     IV-46

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 171 - OVIEDO MARKETPLACE
--------------------------------------------------------------------------------

                        [OVIEDO MARKETPLACE MAP OMITTED]

                                     IV-47

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 171 - OVIEDO MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $55,000,000

CUT-OFF DATE BALANCE:           $54,820,774

SHADOW RATING                   NAP
(DBRS/MOODY'S/S&P):

FIRST PAYMENT DATE:             June 5, 2005

INTEREST RATE:                  5.115%

AMORTIZATION:                   360 months

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  May 5, 2012

EXPECTED MATURITY BALANCE:      $48,904,944

SPONSOR(S):                     The Rouse Company Operating Partnership, LP

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out until the earlier of April 25, 2008
                                or 25 months after the REMIC "start-up" day,
                                with U.S. Treasury defeasance thereafter.
                                Prepayable without penalty from and after
                                November 5, 2011.

LOAN PER SF:                    $126.10

UP-FRONT RESERVES:              None

ONGOING RESERVES:               Cap Ex:            Springing

                                RE Tax:            Springing

                                Insurance:         Springing

                                TI/LC:             Springing

LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Oviedo, FL

YEAR BUILT/RENOVATED:           1998/NAP

OCCUPANCY(1):                   89.9%

SQUARE FOOTAGE:                 434,734

THE COLLATERAL:                 Regional Mall

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Self-Managed

U/W NET OP. INCOME:             $5,790,038

U/W NET CASH FLOW:              $5,313,426

U/W OCCUPANCY:                  91.6%

APPRAISED VALUE:                $92,100,000

CUT-OFF DATE LTV:               59.5%

MATURITY DATE LTV:              53.1%

DSCR:                           1.48x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated April 19, 2005.

                                     IV-48

THE OVIEDO MARKETPLACE LOAN

     The Loan. The eighth largest loan (the "Oviedo Marketplace Loan") as evidenced by an Amended and Restated Promissory Note (the "Oviedo Marketplace
Note") is secured by an Amended and Restated Mortgage and Security Agreement
(the "Oviedo Marketplace Mortgage") encumbering the 434,734 square foot regional mall known as Oviedo Marketplace, located in Oviedo, Florida (the "Oviedo
Marketplace Property"). The Oviedo Marketplace Loan was originated on April 25,
2005 by Prudential Mortgage Capital Company, LLC.

     The Borrower. The borrower is Rouse-Orlando, LLC, a Delaware limited liability company (the "Oviedo Marketplace Borrower") that owns no material asset other than the Oviedo Marketplace Property and related interests. The
Oviedo Marketplace Borrower is a wholly-owned subsidiary of The Rouse Company
Operating Partnership LP, the sponsor of the Oviedo Marketplace Loan. The Rouse
Company Operating Partnership, LP is comprised of The Rouse Company LP as general partner and The Rouse Company BT, LLC as the limited partner, both indirectly owned by General Growth Properties, Inc. ("GGP"), a public REIT. A payment guaranty was provided by the Rouse Company Operating Partnership, LP in the maximum amount of $7,500,000. The guaranty will terminate when the property's DSCR is at least 1.45x but in any event no earlier than December 31,
2010, and may be called if all of the following conditions exist: (i) either
Macy's or Dillard's ceases operations at the Oviedo Marketplace Mall, (ii) the
DSCR is less than 1.20x and (iii) an event of default under the Oviedo
Marketplace Loan has occurred.

     The Property. The Oviedo Marketplace Property is located in Oviedo,
Florida, at 1700 Oviedo Marketplace Boulevard, approximately 18 miles northeast of Orlando's central business district. The Oviedo Marketplace Property was originally constructed in 1998. The improvements consist of a 952,618 square foot, one and two story regional mall that includes three anchor spaces totaling
517,884 square feet (not collateral for the Oviedo Marketplace Loan), 334,734 square feet of in-line space, and a 100,000 square foot cinema. The Oviedo
Marketplace Property is situated on approximately 67.8 acres and includes 4,500 parking spaces. The Oviedo Marketplace Property is anchored by Dillard's,
Macy's, and Sears. The Dillard's, Macy's, and Sears stores are owned by
Dillard's, Macy's, and Sears, respectively, and are not part of the collateral for the Oviedo Marketplace Loan. Macy's and Dillard's own their own pads, whereas Sears is on a ground lease, but owns the related improvements. The collateral for the Oviedo Marketplace Loan includes the 334,734 square feet of in-line space, the 100,000 square foot movie theater, and the pad that is ground leased to Sears.



-------------------------------------------------------------------------------------------------------
                                     LEASE ROLLOVER SCHEDULE

                                                                                          CUMULATIVE %
                                                                          % OF TOTAL       OF TOTAL
                       # OF      AVERAGE BASE    % OF TOTAL  CUMULATIVE   BASE RENTAL       RENTAL
                      LEASES      RENT PER SF   SQUARE FEET   % OF SF      REVENUES        REVENUES
       YEAR           ROLLING      ROLLING        ROLLING     ROLLING      ROLLING         ROLLING
-------------------------------------------------------------------------------------------------------

      Vacant            19          $0.00           10%         10%           0%              0%
-------------------------------------------------------------------------------------------------------
       2005              5         $25.04            2%         12%           3%              3%
-------------------------------------------------------------------------------------------------------
       2006              5         $19.41            3%         15%           4%              7%
-------------------------------------------------------------------------------------------------------
       2007             10         $25.39            2%         17%           3%             11%
-------------------------------------------------------------------------------------------------------
       2008             49         $18.09           47%         64%          58%             69%
-------------------------------------------------------------------------------------------------------
       2009             10         $15.60            7%         71%           7%             76%
-------------------------------------------------------------------------------------------------------
       2010              5         $16.52            3%         74%           4%             80%
-------------------------------------------------------------------------------------------------------
       2011              1          $0.00            1%         75%           0%             80%
-------------------------------------------------------------------------------------------------------
       2012              1         $30.00            0%         75%           1%             80%
-------------------------------------------------------------------------------------------------------
       2013              2         $30.00            0%         75%           0%             81%
-------------------------------------------------------------------------------------------------------
       2014              0          $0.00            0%         75%           0%             81%
-------------------------------------------------------------------------------------------------------
   2015 & Beyond         2         $11.53           25%        100%          19%            100%
-------------------------------------------------------------------------------------------------------


                                     IV-49

     The following table presents certain information relating to the major tenants at the Oviedo Marketplace Property:



------------------------------------------------------------------------------------------------------------------------------------

                                                                                        % OF TOTAL        ANNUALIZED
                           CREDIT RATING                              ANNUALIZED        ANNUALIZED       UNDERWRITTEN
                              (FITCH/        TENANT      % OF        UNDERWRITTEN      UNDERWRITTEN       BASE RENT        LEASE
   TENANT NAME            MOODY'S/S&P)(1)     NRSF       NRSF      BASE RENT ($)(2)     BASE RENT(2)     ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Regal Cinemas              --/Ba3/BB-       100,000       23%         $1,058,000            16%             $10.58       04/30/2018
------------------------------------------------------------------------------------------------------------------------------------
Bed Bath & Beyond           --/--/BBB        47,000       11%           $299,860             5%              $6.38       01/31/2008
------------------------------------------------------------------------------------------------------------------------------------
FYE                         --/--/--         23,801        5%           $285,612             4%             $12.00       03/31/2008
------------------------------------------------------------------------------------------------------------------------------------
Foot Locker                --/Ba1/BB+        20,105        5%           $241,260             4%             $12.00       03/31/2008
------------------------------------------------------------------------------------------------------------------------------------
Barnes & Noble             --/Ba2/--         10,000        2%            $83,977             1%              $8.40       01/31/2009
------------------------------------------------------------------------------------------------------------------------------------
Bill's Elbow South          --/--/--          9,000        2%           $180,000             3%             $20.00       06/30/2008
------------------------------------------------------------------------------------------------------------------------------------
Chamberlin's Market         --/--/--          8,347        2%           $143,819             2%             $17.23       03/31/2008
------------------------------------------------------------------------------------------------------------------------------------
Charlotte Russe             --/--/--          7,500        2%           $107,485             2%             $14.33       03/31/2008
------------------------------------------------------------------------------------------------------------------------------------
R.J. Gators                 --/--/--          6,556        2%           $170,456             3%             $26.00       02/28/2015
------------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Barnes & Noble and Charlotte Russe pay percentage rent in lieu of fixed base rent. The numbers reflected in the above table represent PMCC's underwritten percentage rent.

     Escrows and Reserves. Upon the occurrence and during the continuance of a
Trigger Event, the Oviedo Marketplace Borrower is required to deposit (a) 1/12 of annual real estate taxes and insurance premiums into a reserve account monthly, (b) $9,056.92 monthly into a capital expenditures reserve subject to a cap of $108,683, and (c) $36,227.83 monthly into a tenant improvement and leasing commission reserve subject to a cap of $434,734. A "Trigger Event" will exist upon the occurrence of any of the following: (i) the occurrence and continuance of an event of default under the Oviedo Marketplace Loan, or (ii) a
DSCR of 1.15x or less.

     Lockbox and Cash Management. A hard lockbox account was established at the closing of the Oviedo Marketplace Loan and tenants have been directed to deposit all rents in that lockbox account. On each business day, funds on deposit in the lockbox account are swept to the Oviedo Marketplace Borrower's operating account until a Trigger Event occurs. Upon the occurrence of a Trigger Event, funds will be applied as directed by the lender.

     Property Management. The Oviedo Marketplace Property is self-managed.

     Mezzanine Loan and Preferred Equity Interest. Mezzanine debt is allowed provided that the Oviedo Marketplace Borrower satisfies certain conditions, including but not limited to (i) the anticipated DSCR, after giving effect to the mezzanine debt, will be no less than 1.20x at all times, (ii) after giving effect to the mezzanine debt, the LTV ratio will be no greater than 80%, and
(iii) the rating agencies then rating the Certificates have confirmed in writing that the incurrence of the mezzanine debt will not result in the downgrade, withdrawal or qualification of the ratings assigned to any class of
Certificates.

     Additional Secured Indebtedness (not including trade debts). Not allowed.

     Release of Parcels. The Oviedo Marketplace Borrower may obtain a release of one or more parcels or outlots without any required prepayment of the Oviedo
Marketplace Loan, provided the Oviedo Marketplace Borrower satisfies certain conditions, including but not limited to, delivery of a confirmation from the rating agencies then rating the Certificates that such release will not result in the downgrade, withdrawal or qualification of the ratings assigned to any class of Certificates.

     Certain additional information regarding the Oviedo Marketplace Loan and the Oviedo Marketplace Property is set forth on Appendix II hereto.

                                     IV-50

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 172- UPTOWN PARK
--------------------------------------------------------------------------------

                         [UPTOWN PARK PICTURES OMITTED]

                                     IV-51

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 172- UPTOWN PARK
--------------------------------------------------------------------------------

                            [UPTOWN PARK MAP OMITTED]

                                     IV-52

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 172- UPTOWN PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $49,000,000

CUT-OFF DATE BALANCE:           $49,000,000

SHADOW RATING                   NAP
(DBRS/FITCH/S&P):

FIRST PAYMENT DATE:             July 1, 2005

INTEREST RATE:                  5.370%

AMORTIZATION:                   Interest only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  June 1, 2015

EXPECTED MATURITY BALANCE:      $49,000,000

SPONSOR:                        AmREIT, a Texas real estate investment trust

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out through the earlier of June 1, 2011
                                or 2 years after the REMIC "start-up" day, with
                                the greater of yield maintenance or 1%.
                                Prepayable without penalty from and after
                                March 1, 2015.

LOAN PER SF:                    $289.75

UP-FRONT RESERVES:              RE Tax:                $269,933

                                Insurance:             $22,827

                                Cash collateral:       $312,500

                                TI/LC:                 $632,800

                                Other:                 $1,000,000

ONGOING RESERVES:               Tax:                   $67,483/month

                                Insurance:             $3,261/month

                                TI/LC:                 Springing

LOCKBOX:                        None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Houston, TX

YEAR BUILT/RENOVATED:           1999/2005

OCCUPANCY(1):                   88.6%

SQUARE FOOTAGE:                 169,110

THE COLLATERAL:                 Retail shopping center comprised of eight
                                one-story buildings

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            AmREIT Realty Investment Corp.

U/W NET OP. INCOME:             $4,250,117

U/W NET CASH FLOW:              $3,952,483

U/W OCCUPANCY(2):               91.6%

APPRAISED VALUE:                $71,520,000

CUT-OFF DATE LTV:               68.5%

MATURITY DATE LTV:              68.5%

DSCR:                           1.48x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated May 26, 2005.

(2)  Lender holds a $1,000,000 letter of credit until certain underwriting criteria are met.

                                     IV-53

THE UPTOWN PARK LOAN

     The Loan. The ninth largest loan (the "Uptown Park Loan") as evidenced by the Promissory Note (the "Uptown Park Note") is secured by a first priority fee
Assignment of Leases and Rents, Security Agreement and Fixture Filing (the
"Uptown Park Mortgage") encumbering the 169,110 square foot retail shopping center known as Uptown Park, located in Houston, Texas (the "Uptown Park
Property"). The Uptown Park Loan was originated on June 1, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     The Borrower. The borrower is AmREIT Uptown Park LP, a Texas limited partnership (the "Uptown Park Borrower") that owns no material asset other than the Uptown Park Property and related interests. The Uptown Park Borrower is a wholly owned subsidiary of AmREIT, a Texas real estate investment trust, the sponsor of the Uptown Park Loan. AmREIT has a 20-year operating history of owning, managing and developing income producing retail estate. AmREIT reported
$203 million in owned assets as well as $92 million in managed assets, as of
December 21, 2004.

     The Property. The Uptown Park Property is located in Houston, Texas, at
1101 Uptown Park Boulevard, just outside the Loop 610 near the Galleria Mall.
The Uptown Park Property was originally constructed in 1999 and renovated in
2005. It consists of a 169,110 square foot, one-story retail shopping center.
The Uptown Park Property is situated on approximately 16.9 acres and includes
1,027 parking spaces. The Uptown Park Property is anchored by Champps
Entertainment of Texas, Inc., McCormick & Schmicks Acquisition Texas, L.P., and
The Market-Antiques and Home Furnishing. The sales per square foot are $432.56 for Champps Entertainment, and $618.98 for McCormick & Schmicks. However, the
previous third largest tenant, The Market-Antiques and Home Furnishing filed for
Chapter 11 Bankruptcy after moving into its space in April 2005 and the Uptown
Park Borrower has been notified that The Market intends to reject the subject lease. AmREIT has since signed a master lease at terms equivalent to The
Market's current lease for a 5 year period, as shown in the table below.



----------------------------------------------------------------------------------------------------------
                                       LEASE ROLLOVER SCHEDULE

                                                                                            CUMULATIVE %
                                                                             % OF TOTAL    OF TOTAL BASE
                       # OF       AVERAGE BASE    % OF TOTAL   CUMULATIVE    BASE RENTAL      RENTAL
                      LEASES      RENT PER SF     SQUARE FEET   % OF SF       REVENUES        REVENUES
       YEAR           ROLLING       ROLLING        ROLLING      ROLLING       ROLLING         ROLLING
----------------------------------------------------------------------------------------------------------

      Vacant             11          $0.00           11%         11%             0%              0%
----------------------------------------------------------------------------------------------------------
        MTM               2         $12.58            2%         14%             1%              1%
----------------------------------------------------------------------------------------------------------
       2005               0          $0.00            0%         14%             0%              1%
----------------------------------------------------------------------------------------------------------
       2006               4         $30.29            5%         19%             6%              7%
----------------------------------------------------------------------------------------------------------
       2007               8         $28.67            8%         26%             8%             16%
----------------------------------------------------------------------------------------------------------
       2008               8         $28.34           12%         39%            14%             29%
----------------------------------------------------------------------------------------------------------
       2009              12         $29.76           19%         57%            22%             51%
----------------------------------------------------------------------------------------------------------
       2010               7         $25.13           14%         71%            14%             64%
----------------------------------------------------------------------------------------------------------
       2011               1         $23.00            3%         75%             3%             67%
----------------------------------------------------------------------------------------------------------
       2012               1         $29.00            2%         76%             2%             69%
----------------------------------------------------------------------------------------------------------
       2013               2         $26.89            7%         83%             7%             76%
----------------------------------------------------------------------------------------------------------
       2014               3         $36.47           12%         95%            17%             93%
----------------------------------------------------------------------------------------------------------
   2015 & Beyond          2         $36.48            5%        100%             7%            100%
----------------------------------------------------------------------------------------------------------


                                     IV-54

     The following table presents certain information relating to the major tenants at the Uptown Park Property:



--------------------------------------------------------------------------------------------------------------------------------

                                                                                     % OF TOTAL      ANNUALIZED
                                CREDIT RATING                       ANNUALIZED       ANNUALIZED     UNDERWRITTEN
                                   (FITCH/      TENANT    % OF     UNDERWRITTEN     UNDERWRITTEN      BASE RENT        LEASE
      TENANT NAME                MOODY'S/S&P)    NRSF     NRSF     BASE RENT ($)      BASE RENT     ($ PER NRSF)     EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Champps Entertainment              --/--/--    11,384      7%        $409,824             9%           $36.00        08/05/2014
of Texas, Inc.
--------------------------------------------------------------------------------------------------------------------------------
McCormick & Schmicks               --/--/--     8,387      5%        $327,093             8%           $39.00        07/31/2014
Acquisition Texas, LP
--------------------------------------------------------------------------------------------------------------------------------
AmREIT master lease                --/--/--     8,025      5%        $160,500             4%           $20.00        05/31/2010
--------------------------------------------------------------------------------------------------------------------------------
Priscilla of Boston                --/--/--     6,800      4%        $187,000             4%           $27.50        07/31/2013
--------------------------------------------------------------------------------------------------------------------------------
Texas Community Bank               --/--/--     6,020      4%        $150,500             3%           $25.00        02/28/2010
--------------------------------------------------------------------------------------------------------------------------------
Cafe Express                       --/--/--     5,919      4%        $165,732             4%           $28.00        09/30/2009
--------------------------------------------------------------------------------------------------------------------------------
Ann Taylor Loft                    --/--/--     5,795      3%        $133,285             3%           $23.00        01/31/2011
--------------------------------------------------------------------------------------------------------------------------------
Randstad US LP                     --/--/--     5,197      3%        $158,509             4%           $30.50        03/31/2008
--------------------------------------------------------------------------------------------------------------------------------
Longoria Collection/Dorsey Int.    --/--/--     5,000      3%        $150,000             3%           $30.00        09/30/2009
--------------------------------------------------------------------------------------------------------------------------------
Uptown Sushi                       --/--/--     4,622      3%        $120,172             3%           $26.00        12/31/2013
--------------------------------------------------------------------------------------------------------------------------------


     Escrows and Reserves. The Uptown Park Borrower is required to escrow 1/12 of annual taxes and insurance premiums monthly. The amounts shown are the current monthly collections. At the closing, the Uptown Park Borrower posted cash collateral of $312,500 to be released when certain new tenants are in occupancy and operating their businesses from the Uptown Park Property. In addition, if at any time on or after June 1, 2006, less than 90% of the rentable square footage at the Uptown Park Property is leased to tenants who are in occupancy, open for business and paying rent, the Uptown Park Borrower will be required to make monthly escrow deposits equal to $22,688 until such trigger event is cured. At closing, the Uptown Park Borrower posted a letter of credit for $1,000,000. On June 1, 2006, the Uptown Park Borrower must either (i)
deliver a second letter of credit or (ii) increase the current letter of credit, such that the DSCR for the property is 1.19x, assuming a 30 year amortization schedule, based on the loan amount reduced by the amounts of the letter of credit(s). Such DSCR shall be non-inclusive of tenants that are dark, have failed to take occupancy, have filed for bankruptcy protection, receiving free rent, or have provided notice of non-renewal. The letter(s) of credit will be released to the Uptown Park Borrower provided that the following conditions have been satisfied: (i) the DSCR, as defined above, is 1.21x or greater assuming a
30 year amortization schedule, and (ii) no default has occurred.

     Lockbox and Cash Management. No lockbox is in effect with respect to the
Uptown Park loan.

     Property Management. The Uptown Park Property is managed by AmREIT Realty
Investment Corp., which is an affiliate of the Uptown Park Loan's sponsor. The management agreement is subordinate to the Uptown Park Loan.

     Mezzanine Loan and Preferred Equity Interest. The beneficial owners of the
Uptown Park Borrower are permitted to incur mezzanine financing, provided certain conditions are met, including a combined DSCR of the mezzanine loan and the Uptown Park Loan of at least 1.10x, a combined LTV of no more than 85%, a subordination and standstill agreement, and rating agency confirmation of no resulting downgrade or qualification of the REMIC securities.

     Additional Secured Indebtedness (not including trade debts). Not allowed.

     Release of Parcels. Not allowed.

     Certain additional information regarding the Uptown Park Loan and the
Uptown Park Property is set forth on Appendix II hereto.

                                     IV-55

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     IV-56

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 173 - ARROWHEAD CROSSING
--------------------------------------------------------------------------------

                      [ARROWHEAD CROSSING PICTURES OMITTED]

                                     IV-57

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 173 - ARROWHEAD CROSSING
--------------------------------------------------------------------------------

                        [ARROWHEAD CROSSING MAP OMITTED]

                                     IV-58

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 173 - ARROWHEAD CROSSING
--------------------------------------------------------------------------------

                        [ARROWHEAD CROSSING MAP OMITTED]

                                     IV-59

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 173 - ARROWHEAD CROSSING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $47,580,000

CUT-OFF DATE BALANCE:           $47,580,000

SHADOW RATING                   NAP
(DBRS/FITCH/S&P):

FIRST PAYMENT DATE:             September 1, 2005

INTEREST RATE:                  5.295%

AMORTIZATION:                   Interest Only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  August 1, 2010

EXPECTED MATURITY BALANCE:      $47,580,000

SPONSOR(S):                     DDRA Community Centers Five, L.P.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Locked out through the earlier of July 11, 2008
                                or 2 years after the REMIC "start-up" day, with
                                the payment of the greater of a yield
                                maintenance premium and 1% of the principal
                                balance thereafter. Prepayable without penalty
                                from and after May 1, 2010.

LOAN PER SF:                    $137.34

UP-FRONT RESERVES:              TI/LC:             $300,000

ONGOING RESERVES:               RE Tax:            Springing

                                Insurance:         Springing

                                Cap Ex:            Springing

                                TI/LC:             Springing

LOCKBOX:                        Soft, Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Peoria, AZ

YEAR BUILT/RENOVATED:           1996

OCCUPANCY(1):                   99.0%

SQUARE FOOTAGE:                 346,428

THE COLLATERAL:                 Multi-tenant, anchored retail center

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Developers Diversified Realty Corporation

U/W NET OP. INCOME:             $4,020,249

U/W NET CASH FLOW:              $3,830,426

U/W OCCUPANCY:                  96.1%

APPRAISED VALUE:                $61,000,000

CUT-OFF DATE LTV:               78.0%

MATURITY DATE LTV:              78.0%

DSCR:                           1.50x

POST IO DSCR:                   NAP
--------------------------------------------------------------------------------

(1)  Occupancy is based on the rent roll dated March 31, 2005.

                                     IV-60

THE ARROWHEAD CROSSING LOAN

     The Loan. The tenth largest loan (the "Arrowhead Crossing loan") as evidenced by the Promissory Note (the "Arrowhead Crossing Note") is secured by a first priority fee Deed of Trust and Absolute Assignment of Rents and Leases,
Security Agreement (and Fixture Filing) (the "Arrowhead Crossing Mortgage")
encumbering the 346,428 square foot multi-tenant, anchored retail center known as Arrowhead Crossing, located in Peoria, Arizona (the "Arrowhead Crossing
Property"). The Arrowhead Crossing Loan was originated on July 11, 2005 on behalf of Wells Fargo Bank, N.A.

     The Borrower. The borrower is DDRA Arrowhead Crossing LLC, a Delaware limited liability company (the "Arrowhead Crossing Borrower") that owns no material asset other than the Arrowhead Crossing Property and related interests.
The Arrowhead Crossing Borrower is a direct subsidiary of DDRA Community Centers
Five, L.P., the sponsor of the Arrowhead Crossing Loan. DDRA Community Centers
Five, L.P., is beneficially owned by CC Co-Investment LLC and Developers
Diversified Realty Corporation.

CC Co-Investment LLC is a newly formed fund managed by Manageco CC LLC, an affiliate of DRA Advisors LLC. DRA Advisors LLC is a privately held real estate investment advisor which invests its clients' funds primarily through a series of commingled funds, mainly the DRA Growth and Income Funds with approximately
$1.2 billion of client funds and controlling approximately $4.5 billion of real estate. Since inception in 1995, the various funds have acquired approximately
157 properties nationwide in various asset classes including 27 million square feet of shopping centers, 16 million square feet of office space and 13,000 apartment units.

Developers Diversified Realty Corporation (rated 'BBB' by S&P) is a publicly-traded real estate investment trust ("REIT") which currently owns and manages over 470 operating and development properties totaling approximately 109 million square feet of real estate in 44 states and Puerto Rico. Developers
Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company, which acquires, develops, leases and manages shopping centers.

     The Property. The Arrowhead Crossing Property is located in Peoria,
Arizona, at 7515 - 7873 West Bell Road. The Arrowhead Crossing Property is
located approximately 15 miles northwest of the Phoenix, Arizona CBD. The
Arrowhead Crossing Property was originally constructed in 1996. It consists of eight, one-story buildings containing a total of 346,428 square feet. The subject property is 99.0% leased to 29 tenants. The anchor tenants make up 78.5%
of the net rentable area and 66.4% of the total contract rent of the property.
Four anchors (Barnes & Noble, T.J. Maxx, Big Lots, and Staples) are credit rated tenants. In addition, the property is anchored by other well known national tenants such as Circuit City, Linens 'N' Things, Discount Shoe Warehouse and
Comp USA. The Arrowhead Crossing is situated on approximately 33.6 acres and includes approximately 2,221 parking spaces.



----------------------------------------------------------------------------------------------------------
                                        LEASE ROLLOVER SCHEDULE

                                                                                           CUMULATIVE %
                                                                           % OF TOTAL     OF TOTAL BASE
                        # OF      AVERAGE BASE   % OF TOTAL   CUMULATIVE   BASE RENTAL       RENTAL
                       LEASES     RENT PER SF   SQUARE FEET    % OF SF      REVENUES        REVENUES
       YEAR            ROLLING      ROLLING       ROLLING      ROLLING      ROLLING         ROLLING
----------------------------------------------------------------------------------------------------------

      Vacant             2          $0.00           1%           1%           0%              0%
----------------------------------------------------------------------------------------------------------
       2005              0          $0.00           0%           1%           0%              0%
----------------------------------------------------------------------------------------------------------
       2006              4         $22.30           3%           4%           5%              5%
----------------------------------------------------------------------------------------------------------
       2007              4         $21.35           3%           6%           5%              9%
----------------------------------------------------------------------------------------------------------
       2008              1         $16.50           3%           9%           4%             13%
----------------------------------------------------------------------------------------------------------
       2009              6         $12.89          17%          26%          18%             31%
----------------------------------------------------------------------------------------------------------
       2010              7         $12.86          22%          49%          23%             54%
----------------------------------------------------------------------------------------------------------
       2011              3         $12.43          20%          68%          19%             73%
----------------------------------------------------------------------------------------------------------
       2012              0          $0.00           0%          68%           0%             73%
----------------------------------------------------------------------------------------------------------
       2013              1         $11.00           9%          77%           8%             80%
----------------------------------------------------------------------------------------------------------
       2014              0          $0.00           0%          77%           0%             80%
----------------------------------------------------------------------------------------------------------
   2015 & Beyond         3         $10.82          23%         100%          20%            100%
----------------------------------------------------------------------------------------------------------


                                     IV-61

     The following table presents certain information relating to the major tenants at the Arrowhead Crossing Property:



------------------------------------------------------------------------------------------------------------------------------

                                                                                    % OF TOTAL      ANNUALIZED
                            CREDIT RATING                           ANNUALIZED      ANNUALIZED     UNDERWRITTEN
                               (FITCH/        TENANT      % OF     UNDERWRITTEN    UNDERWRITTEN     BASE RENT         LEASE
    TENANT NAME            MOODY'S/S&P)(1)     NRSF       NRSF     BASE RENT ($)     BASE RENT     ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Circuit City                  --/--/--        42,567      12%       $444,825            10%           $10.45       01/31/2016
------------------------------------------------------------------------------------------------------------------------------
Linens N Things               --/--/--        36,102      10%       $351,995             8%            $9.75       01/31/2011
------------------------------------------------------------------------------------------------------------------------------
Discount Shoe Warehouse       --/--/--        35,500      10%       $390,500             9%           $11.00       02/28/2017
------------------------------------------------------------------------------------------------------------------------------
Comp USA                      --/--/--        30,076       9%       $330,836             8%           $11.00       07/31/2013
------------------------------------------------------------------------------------------------------------------------------
Barnes & Noble               --/Ba2/--        30,000       9%       $450,000            10%           $15.00       03/14/2011
------------------------------------------------------------------------------------------------------------------------------
T.J. Maxx                     --/--/A         30,000       9%       $270,000             6%            $9.00       10/31/2010
------------------------------------------------------------------------------------------------------------------------------
Bassett Furniture             --/--/--        26,750       8%       $314,313             7%           $11.75       01/31/2009
------------------------------------------------------------------------------------------------------------------------------
Mac Frugal's (Big Lots)      --/--/BBB-       21,000       6%       $177,870             4%            $8.47       01/31/2010
------------------------------------------------------------------------------------------------------------------------------
Staples                      --/--/BBB        20,000       6%       $220,000             5%           $11.00       10/31/2009
------------------------------------------------------------------------------------------------------------------------------
Peter Piper Pizza             --/--/--        10,001       3%       $165,017             4%           $16.50       05/31/2008
------------------------------------------------------------------------------------------------------------------------------


(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     Escrows and Reserves. Upon the earlier to occur of the following
(individually and collectively, a "Trigger Event"): (i) a Default; (ii) the DSCR
is less than 1.15x; or (iii) any assignment of the borrower's obligations under the Loan Documents to a successor borrower (other than any such assignment to, and assumption by a Borrower Transferee (as defined in the Tansasbourne Town
Center Note), (a) the Arrowhead Crossing Borrower is required to deposit into reserve accounts amounts estimated by Lender to be sufficient to pay real estate taxes and insurance premiums at least 45 days prior to each date on which such taxes become delinquent or the current insurance policies expire, as applicable, such deposits to be made monthly or upon notice from Lender, if Lender determines amounts on deposit are not sufficient to make such payments by such dates, all as more specifically set forth in the Tanasbourne Town Center Note

     Lockbox and Cash Management. A soft lockbox is in place with respect to the
Arrowhead Crossing Loan. A hard lockbox will be established if any of the
Trigger Events occur. In the case of a Trigger Event described in clause (i) or
(ii) above, the hard lockbox shall remain in place until, all of the following shall be true: (a) no default shall be continuing; (b) if any defaults shall have occurred two or more times previously during the term of the Loan (i.e. the same default on more than one occasion or two different defaults one time each)
but are no longer continuing, then no default shall have occurred or been continuing within the prior six calendar months; and (c) the DSCR as of the two most recent Testing Dates is equal to or greater than 1.15x; provided no Trigger
Event described in clause (iii) above shall have occurred. In the case of a
Trigger Event described in clause (iii) above, the hard lockbox shall remain in place until the Tanasbourne Town Center Loan has been paid in full.

     Property Management. The Arrowhead Crossing Property is managed by
Developers Diversified Realty Corporation, which is an affiliate of the
Arrowhead Crossing Loan's sponsor. The management agreement is subordinate to the Arrowhead Crossing Loan.

     Mezzanine Loan and Preferred Equity Interest. Not allowed.

     Additional Secured Indebtedness (not including trade debts). Not allowed.

     Release of Parcels. Not allowed.

     Certain additional information regarding the Arrowhead Crossing Loan and the Arrowhead Crossing Property is set forth on Appendix II hereto.

                                     IV-62

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

Securitized Products Group          [Morgan Stanley Logo]          July 20, 2005
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                    ----------------------------------------

                                 $2,516,517,000

                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.

                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                                  SUNTRUST BANK

                            AS MORTGAGE LOAN SELLERS

                         ------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

                         ------------------------------
                                 MORGAN STANLEY
                            LEAD BOOKRUNNING MANAGER

BANC OF AMERICA SECURITIES LLC

                        RBS GREENWICH CAPITAL

                                      SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS

                                   CO-MANAGER

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

TRANSACTION FEATURES

>>   Seller:



---------------------------------------------------------------------------------------------
                                                                               % BY AGGREGATE
                                                 NO. OF    AGGREGATE CUT-OFF    CUT-OFF DATE
LOAN SELLER                              MORTGAGE LOANS     DATE BALANCE ($)       BALANCE
---------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.             111        2,052,956,826             74.5
Wells Fargo Bank, National Association            35          391,824,518             14.2
Prudential Mortgage Capital Funding, LLC          22          255,693,541              9.3
SunTrust Bank                                      9           53,579,314              1.9
---------------------------------------------------------------------------------------------
TOTAL:                                           177       $2,754,054,199            100.0%
---------------------------------------------------------------------------------------------


>>   Loan Pool:

     o    Average Cut-off Date Balance: $15,559,628

     o    Largest Mortgage Loan by Cut-off Date Balance: $340,000,000

     o    Five largest and ten largest loans: 39.4% and 50.0% of pool, respectively

>>   Property Types:

                                 [CHART OMITTED]



                                                                                 Industrial/
RV PARK   Retail  Office  Mixed Use  Multifamily  Self Storage   Hospitality      Warehouse

  0.1%     35.2%   23.3%    15.3%        11.2%         8.2%          3.9%            2.8%


>>   Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.46x
     o    Weighted average current loan-to-value ratio of 71.5%; weighted average balloon loan-to-value ratio of 64.9%

>>   Call Protection:

     o    140 loans (80.5% of the pool) have a lockout period ranging from 25 to
          36 payments from origination, then defeasance provisions

     o    24 loans (14.8% of the pool) have a lockout period ranging from 23 to
          59  payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

     o    1 loan (3.0% of the pool) has a lockout period of 24 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0% of 2 payments, and then defeasance or the greater of yield maintenance and a prepayment premium of 1.0%

     o    11 loans (1.6% of the pool) have a lockout period ranging from 26 to
          35 payments from origination, then defeasance or the greater of yield maintenance and a prepayment premium of 1.0%

     o    1 loan (0.1% of the pool) has a lockout period of 30 payments, then yield maintenance

>>   Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.ctslink.com.
     Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Trustee's website at www.ctslink.com.

>>   Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

>>   Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-2

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

OFFERED CERTIFICATES
--------------------



------------------------------------------------------------------------------------------------------------------------------------
              APPROXIMATE
                INITIAL                                                                                   APPROXIMATE   CERTIFICATE
              CERTIFICATE      APPROXIMATE                                               EXPECTED FINAL     INITIAL      PRINCIPAL
              BALANCE OR          CREDIT          RATINGS        AVERAGE     PRINCIPAL    DISTRIBUTION    PASS-THROUGH   TO VALUE
  CLASS   NOTIONAL AMOUNT(1)    SUPPORT(2)   (FITCH/S&P/DBRS)  LIFE(3)(4)   WINDOW(3)(5)     DATE(3)        RATE(6)      RATIO(7)
------------------------------------------------------------------------------------------------------------------------------------

A-1          $121,200,000        20.000%        AAA/AAA/AAA       2.99          1-58       06/13/2010%          57.20%
------------------------------------------------------------------------------------------------------------------------------------
A-1A         $318,834,000        20.000%        AAA/AAA/AAA       7.38         1-119       07/13/2015%          57.20%
------------------------------------------------------------------------------------------------------------------------------------
A-2          $337,000,000        20.000%        AAA/AAA/AAA       4.93         58-60       08/13/2010%          57.20%
------------------------------------------------------------------------------------------------------------------------------------
A-AB         $111,100,000        20.000%        AAA/AAA/AAA       7.25         60-112      12/13/2014%          57.20%
------------------------------------------------------------------------------------------------------------------------------------
A-3          $103,000,000        20.000%        AAA/AAA/AAA       7.80         81-110      10/13/2014%          57.20%
------------------------------------------------------------------------------------------------------------------------------------
A-4A       $1,060,595,000        30.000%        AAA/AAA/AAA       9.66        112-118      06/13/2015%          50.05%
------------------------------------------------------------------------------------------------------------------------------------
A-4B         $151,514,000        20.000%        AAA/AAA/AAA       9.84        118-118      06/13/2015%          57.20%
------------------------------------------------------------------------------------------------------------------------------------
X-2(9)     $2,672,241,000          ---          AAA/AAA/AAA        ---          ---           ---        Variable Rate      ---
------------------------------------------------------------------------------------------------------------------------------------
A-J          $175,571,000        13.625%        AAA/AAA/AAA       9.92        119-119      07/13/2015%          61.76%
------------------------------------------------------------------------------------------------------------------------------------
B             $24,098,000        12.750%      AA+/AA+/AA(high)    9.92        119-119      07/13/2015%          62.38%
------------------------------------------------------------------------------------------------------------------------------------
C             $34,425,000        11.500%          AA/AA/AA        9.92        119-119      07/13/2015%          63.28%
------------------------------------------------------------------------------------------------------------------------------------
D             $27,541,000        10.500%       AA-/AA-/AA(low)    9.92        119-119      07/13/2015%          63.99%
------------------------------------------------------------------------------------------------------------------------------------
E             $24,098,000         9.625%        A+/A+/A(high)     9.92        119-119      07/13/2015%          64.62%
------------------------------------------------------------------------------------------------------------------------------------
F             $27,541,000         8.625%           A/A/A          9.92        119-119      07/13/2015%          65.33%
------------------------------------------------------------------------------------------------------------------------------------


PRIVATE CERTIFICATES(8)



------------------------------------------------------------------------------------------------------------------------------------
              APPROXIMATE
                INITIAL                                                                                 APPROXIMATE
              CERTIFICATE                                                               EXPECTED FINAL     INITIAL     CERTIFICATE
              BALANCE OR       APPROXIMATE       RATINGS         AVERAGE     PRINCIPAL    DISTRIBUTION   PASS-THROUGH  PRINCIPAL TO
  CLASS   NOTIONAL AMOUNT(1)  CREDIT SUPPORT  (FITCH/S&P/DBRS)  LIFE(3)(4) WINDOW(3)(5)     DATE(3)        RATE(6)    VALUE RATIO(7)
------------------------------------------------------------------------------------------------------------------------------------

 X-1(9)   $2,754,054,199           ----         AAA/AAA/AAA        ----        ----           ----      Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------
    G        $27,540,000          7.625%        A-/A-/A(low)       9.92       119-119      07/13/2015%           66.05%
------------------------------------------------------------------------------------------------------------------------------------
    H        $34,426,000          6.375%
                                             BBB+/BBB+/BBB(high)   9.92       119-119      07/13/2015%           66.94%
------------------------------------------------------------------------------------------------------------------------------------
    J        $30,983,000          5.250%        BBB/BBB/BBB        9.92       119-119      07/13/2015%           67.75%
------------------------------------------------------------------------------------------------------------------------------------
    K         41,311,000          3.750%         BBB-/BBB-/        9.92       119-119      07/13/2015%           68.82%
                                                  BBB(low)
------------------------------------------------------------------------------------------------------------------------------------
  L - S     $103,277,199           ----             ----           ----        ----           ----           ----          ----
------------------------------------------------------------------------------------------------------------------------------------


        (Footnotes to table on next page)
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-3

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

Notes:      (1)  As of August 1, 2005. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

            (2)  The percentages indicated under the column "Approximate Credit
                 Support" with respect to the Class A-1, Class A-1A, Class A-2,
                 Class A-AB, Class A-3, Class A-4A and Class A-4B Certificates
                 represent the approximate credit support for the Class A-1,
                 Class A-1A, Class A-2, Class A-AB, Class A-3, Class A-4A and
                 Class A-4B Certificates in the aggregate. Additionally, the credit support percentage set forth for the Class A-4A
                 Certificates reflects the credit support provided by the Class
                 A-4B Certificates.

            (3)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

            (4)  Average life is expressed in terms of years.

            (5)  Principal window is the period (expressed in terms of months and commencing with the month of September 2005) during which distributions of principal are expected to be made to the
                 holders of each designated Class.

            (6)  The Class A-1, A-1A, A-2, A-AB, A-3, A-4A, A-4B, A-J, B, C, D,
                 E, F, G, H , J and K Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or, (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2
                 Certificates will accrue interest at a variable rate.

            (7)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
                 Class A-1, A-1A, A-2, A-AB, A-3 and A-4B Certificate Principal
                 to Value Ratio is calculated based upon the aggregate of the
                 Class A-1, A-1A, A-2, A-AB, A-3, A-4A and A-4B Certificate
                 Balances. The Class A-4A Certificate Principal to Value Ratio
                 is calculated based upon the aggregate of Class A-4A
                 Certificate Balance and the portions of Class A-1, A-1A, A-2,
                 A-AB and A-3 Certificate Balances that are senior to Class
                 A-4B.

            (8)  Not offered pursuant to the Prospectus and the Prospectus
                 Supplement. Certificates to be offered privately pursuant to
                 Rule 144A. Information provided herein regarding the
                 characteristics of the certificates is provided only to
                 enhance understanding of the offered certificates.

            (9)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-4

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

I.  ISSUE CHARACTERISTICS
    ---------------------

ISSUE TYPE:                       Public: Classes A-1, A-1A, A-2, A-AB, A-3,
                                  A-4A, A-4B, X-2, A-J, B, C, D, E and F (the
                                  "Offered Certificates")

                                  Private (Rule 144A): Classes X-1, G, H, J, K,
                                  L, M, N, O, P, Q and S

SECURITIES OFFERED:               $2,516,517,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including thirteen
                                  principal and interest classes (Classes A-1,
                                  A-1A, A-2, A-AB, A-3, A-4A, A-4B, A-J, B, C,
                                  D, E and F) and one interest only class (Class
                                  X-2)

SELLERS:                          Morgan Stanley Mortgage Capital Inc., Wells
                                  Fargo Bank, National Association, Prudential
                                  Mortgage Capital Funding, LLC and SunTrust
                                  Bank

LEAD BOOKRUNNING MANAGER:         Morgan Stanley & Co. Incorporated

CO-MANAGERS:                      Banc of America Securities LLC, Greenwich
                                  Capital Markets, Inc. and SunTrust Capital
                                  Markets, Inc.

MASTER SERVICERS:                 Prudential Asset Resources, Inc. with respect
                                  to those mortgage loans sold by Prudential
                                  Mortgage Capital Funding, LLC and Wells Fargo
                                  Bank, National Association with respect to
                                  those mortgage loans sold by Wells Fargo Bank,
                                  National Association, Morgan Stanley Mortgage
                                  Capital Inc. and SunTrust Bank

SPECIAL SERVICER:                 CWCapital Asset Management LLC

TRUSTEE:                          LaSalle Bank National Association

CUT-OFF DATE:                     August 1, 2005. For purposes of the
                                  information contained in this term sheet,
                                  scheduled payments due in August 2005 with
                                  respect to mortgage loans not having payment
                                  dates on the first day of each month have been
                                  deemed received on August 1, 2005, not the
                                  actual day on which such scheduled payments
                                  were due.

EXPECTED CLOSING DATE:            On or about August     , 2005

DISTRIBUTION DATES:               The 13th of each month, commencing in
                                  September 2005 (or if the 13th is not a
                                  business day, the next succeeding business
                                  day)

MINIMUM DENOMINATIONS:            $25,000 for the Class A Certificates,
                                  $1,000,000 for the Class X-2 Certificates and
                                  $100,000 for all other Offered Certificates
                                  and in multiples of $1 thereafter

SETTLEMENT TERMS:                 DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

LEGAL/REGULATORY STATUS:          Classes A-1, A-1A, A-2, A-AB, A-3, A-4A,
                                  A-4B, A-J, B, C, D, E and F are expected to be
                                  eligible for exemptive relief under ERISA. No
                                  Class of Certificates is SMMEA eligible.

RISK FACTORS:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-5

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-1A, A-2, A-AB, A-3, A-4A, A-4B, A-J, B, C, D, E, F, G, H, J and
K Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or, (iii)
a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

The notional amount of Class X-1 Certificates will at all times be equal to the aggregate of the certificate balances of the classes of principal balance certificates. The notional amount of Class X-2 Certificates is illustrated in the diagram below. A detailed description of the Class X-2 notional amount is described in the Prospectus Supplement.

                               [GRAPHIC OMITTED]

Class A-1               AAA/AAA/AAA                     $121.2MM
Class A-1A              AAA/AAA/AAA                     $318.8MM
Class A-2               AAA/AAA/AAA                     $337.0MM
Class A-AB              AAA/AAA/AAA                     $111.1MM
Class A-3               AAA/AAA/AAA                     $103.0MM
Class A-4A              AAA/AAA/AAA                   $1,060.6MM
Class A-4B              AAA/AAA/AAA                     $151.5MM
Class A-J               AAA/AAA/AAA                     $175.6MM
Class B                 AA+/AA+/AA(high)                 $24.1MM
Class C                 AA/AA/AA                         $34.4MM
Class D                 AA-/AA-/AA(low)                  $27.5MM
Cladd E                 A+/A+/A(high)                    $24.1MM
Class F                 A/A/A                            $27.5MM
Class G                 A-/A-/A(low)                     $27.5MM
Class H                 BBB+/BBB+/BBB(high)              $34.4MM
Class J                 BBB/BBB/BBB                      $31.0MM
Class K                 BBB-/BBB-/BBB(low)               $41.3MM
Class L                 BB+/BB+/BB(high)                 $10.3MM
Class M                 BB/BB/BB                         $10.3MM
Class N                 BB-/BB-/BB(low)                  $17.2MM
Classes O-S             B+/B+/B(high) to NR              $65.4MM

[   ] X-1 + X-2 IO Strip         [   ] X-1 Notional       [   ] X-2 Notional

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-6

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

Yield Maintenance/Prepayment          On any Distribution Date, Prepayment
Premium Allocation:                   Premiums or Yield Maintenance Charges
                                      collected in respect of each mortgage loan
                                      included in Loan Group 1 during the
                                      related Collection Period will be
                                      distributed by the paying agent on the
                                      Classes of Certificates as follows: to the
                                      holders of each of the Class A-1, Class
                                      A-2, Class A-AB, Class A-3, Class A-4A,
                                      Class A-4B, Class A-J, Class B, Class C,
                                      Class D, Class E, Class F, Class G, Class
                                      H, Class J and Class K Certificates then
                                      entitled to distributions of principal on
                                      such Distribution Date, an amount equal to
                                      the product of (a) a fraction, the
                                      numerator of which is the amount
                                      distributed as principal to the holders of
                                      that Class on that Distribution Date, and
                                      the denominator of which is the total
                                      amount distributed as principal to the
                                      holders of the Class A-1, Class A-2, Class
                                      A-AB, Class A-3, Class A-4A, Class A-4B,
                                      Class A-J, Class B, Class C, Class D,
                                      Class E, Class F, Class G, Class H, Class
                                      J and Class K Certificates, (b) the Base
                                      Interest Fraction for the related
                                      principal prepayment and that Class and
                                      (c) the amount of the Prepayment Premium
                                      or Yield Maintenance Charge collected in
                                      respect of such principal prepayment
                                      during the related Collection Period.

                                      On any Distribution Date, Prepayment
                                      Premiums or Yield Maintenance Charges
                                      collected in respect of each mortgage loan
                                      included in Loan Group 2 during the
                                      related Collection Period will be
                                      distributed by the paying agent as
                                      follows: to the holders of the Class A-1A
                                      Certificates then entitled to
                                      distributions of principal on such
                                      Distribution Date, an amount equal to the
                                      product of (a) a fraction, the numerator
                                      of which is the amount distributed as
                                      principal to the holders of that Class on
                                      that Distribution Date, and the
                                      denominator of which is the total amount
                                      distributed as principal to the holders of
                                      the Class A-1A Certificates, (b) the Base
                                      Interest Fraction for the related
                                      principal prepayment and that Class and
                                      (c) the amount of the Prepayment Premium
                                      or Yield Maintenance Charge collected in
                                      respect of such principal prepayment
                                      during the related Collection Period.

                                      Any Prepayment Premiums or Yield
                                      Maintenance Charges relating to a mortgage
                                      loan in the trust and collected during the
                                      related Collection Period remaining after
                                      those distributions described above will
                                      be distributed to the holders of the Class
                                      X Certificates. On any Distribution Date
                                      on or before the Distribution Date in
                                      __________ , ____% of such Prepayment
                                      Premiums or Yield Maintenance Charges
                                      remaining after those distributions to the
                                      principal classes described above will be
                                      distributed to the holders of the Class
                                      X-1 Certificates and ___% of the
                                      Prepayment Premiums or Yield Maintenance
                                      Charges remaining after those
                                      distributions to principal classes above
                                      will be distributed to the holders of the
                                      Class X-2 Certificates. After the
                                      Distribution Date in ________, any of such
                                      Prepayment Premiums or Yield Maintenance
                                      Charges remaining after the distributions
                                      to principal classes described above will
                                      be distributed to the holders of the Class
                                      X-1 Certificates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-7

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

                                      The following is an example of the
                                      Prepayment Premium Allocation under (b)
                                      above based on the information contained
                                      herein and the following assumptions:

                                      Two Classes of Certificates: Class A-1
                                      and X

                                      The characteristics of the Mortgage Loan
                                      being prepaid are as follows:

                                             -  Loan Balance:  $10,000,000
                                             -  Mortgage Rate:  5.50%
                                             -  Maturity Date:  5 years

                                      The Discount Rate is equal to 4.00%

                                      The Class A-1 Pass-Through Rate is equal
                                      to 4.50%



                                                                        CLASS A-1 CERTIFICATES
                                     -------------------------------------------------------------------------------------
                                                                                                         YIELD MAINTENANCE
                                                        METHODS                         FRACTION             ALLOCATION
                                     -------------------------------------------- ---------------------- -----------------

                                               (Class A-1 Pass Through Rate -
                                                       Discount Rate)                 (4.50%-4.00%)
                                           --------------------------------------  ------------------       33.33%
                                              (Mortgage Rate - Discount Rate)         (5.50%-4.00%)




                                                                        CLASS X CERTIFICATES
                                     -------------------------------------------------------------------------------------
                                                                                                         YIELD MAINTENANCE
                                                        METHOD                          FRACTION            ALLOCATION
                                     -------------------------------------------- ---------------------- -----------------

                                            (1 - Class A-1 YM Allocation)               (1-33.33%)            66.67%


THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-8

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

III. SELLERS               Morgan Stanley Mortgage Capital Inc. ("MSMC")
     -------               ---------------------------------------------

                           The Mortgage Pool includes 111 Mortgage Loans,
                           representing 74.5% of the Initial Pool Balance, that
                           were originated by or on behalf of MSMC or purchased
                           from a third party.

                           MSMC is a subsidiary of Morgan Stanley & Co.
                           Incorporated and was formed to originate and purchase
                           mortgage loans secured by commercial and multifamily
                           real estate.

                           Wells Fargo Bank, National Association ("WFB")
                           ---------------------------------------------

                           The Mortgage Pool includes 35 Mortgage Loans,
                           representing 14.2% of the Initial Pool Balance, that
                           were originated by WFB
..

                           WFB is a national banking association and affiliate
                           of Wells Fargo & Company that provides a full range
                           of banking services to individual, agribusiness, real
                           estate, commercial and small business customers. The
                           loans originated by WFB were originated through its
                           Capital Markets Group.

                           Prudential Mortgage Capital Funding, LLC ("PMCF")
                           ---------------------------------------------

                           The Mortgage Pool includes 22 Mortgage Loans,
                           representing 9.3% of the Initial Pool Balance, that
                           were originated by or on behalf of PMCF or purchased
                           from PMCF.

                           PMCF is a limited liability company organized under
                           the laws of the State of Delaware. PMCF is a wholly-
                           owned, limited purpose, subsidiary of PMCC, which is
                           a real estate financial services company which
                           originates commercial and multifamily real estate
                           loans throughout the United States. PMCF was
                           organized for the purpose of acquiring loans
                           originated by PMCC and holding them pending
                           securitization or other disposition. PMCC has
                           primary offices in Atlanta, Chicago, San Francisco
                           and Newark, New Jersey. The principal offices of
                           PMCC are located at 4 Gateway Center, 8th Floor,
                           100 Mulberry Street, Newark, New Jersey 07102. The
                           pooled mortgage loans for which PMCF is the
                           applicable mortgage loan seller were originated by
                           PMCC (or a wholly-owned subsidiary of PMCC).
                           Prudential Asset Resources, Inc., an affiliate of
                           PMCF and PMCC, is one of the master servicers and
                           the servicer report administrator under the Pooling
                           and Servicing Agreement.

                           SunTrust Bank ("SunTrust")
                           --------------------------

                           The Mortgage Pool includes 9 Mortgage Loans,
                           representing 1.9% of the Initial Pool Balance, that
                           were originated by SunTrust.

                           SunTrust is a Georgia banking corporation and a
                           member of the Federal Reserve System. Each of the
                           SunTrust Loans was originated and underwritten by
                           SunTrust. The principal offices of SunTrust are
                           located at 303 Peachtree Street, Atlanta, GA 30308.
                           SunTrust is a sub-servicer for loans serviced by
                           Wells Fargo Bank, National Association under the
                           Pooling and Servicing Agreement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                       T-9

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

IV.  COLLATERAL DESCRIPTION
     ----------------------

                                TEN LARGEST LOANS
                                -----------------


      LOAN                                                            PROPERTY     CUT-OFF DATE
NO.   SELLER      PROPERTY NAME             CITY            STATE     TYPE         BALANCE
---   ------      -------------             ----------      -----     --------     ------------

1     MSMC        Lincoln Square            New York        NY        Mixed Use    $340,000,000
                  Retail

2     MSMC        1500 Broadway             New York        NY        Office       $287,000,000

3     MSMC        U-Haul Portfolio          Various         Various   Self Storage $194,727,099

4     MSMC        Landmark @ One            San             CA        Office       $133,000,000
                  Market                    Francisco

5     MSMC        Coronado Center           Albuquerque     NM        Retail       $129,709,589

6     MSMC        Melrose                   Minneapolis     MN        Multifamily  $29,105,000
                  Minneapolis

                  Melrose                   Jacksonville    FL        Multifamily  $21,829,000
                  Jacksonville

                  Melrose College           College         TX        Multifamily  $17,661,000
                  Station                   Station

                  Melrose                   Gainesville     FL        Multifamily  $14,155,000
                  Gainesville                                                      -----------

                                    Subtotal:                                      $82,750,000

7     WFB         Tanasbourne Town          Hillsboro       OR        Retail       $58,000,000
                  Center

8     PMCF        Oviedo Marketplace        Oviedo          FL        Retail       $54,820,774

9     MSMC        Uptown Park               Houston         TX        Retail       $49,000,000

10    WFB         Arrowhead Crossing        Peoria          AZ        Retail       $47,580,000

                  TOTAL/WEIGHTED AVERAGE:                                       $1,376,587,462

                                                % OF                                   CUT-OFF
      LOAN                                      TOTAL   UNITS/      LOAN PER            DATE    BALLOON
NO.   SELLER      PROPERTY NAME                  POOL      SF       UNIT/SF   DSCR      LTV         LTV
---   ------      -------------                ------    ------      --------  ----     -------  -------

1     MSMC        Lincoln Square                12.3%    503,178      $676    1.36x      73.9%    73.9%
                  Retail

2     MSMC        1500 Broadway                 10.4%    513,563      $559    1.24x      75.3%    75.3%

3     MSMC        U-Haul Portfolio               7.1%  3,416,349       $70    1.42x      74.0%    56.6%

4     MSMC        Landmark @ One                 4.8%    437,228      $304    1.33x      70.0%    70.0%
                  Market

5     MSMC        Coronado Center                4.7%    526,651      $246    1.66x      49.9%    46.2%

6     MSMC        Melrose                        1.1%        278   $63,752    1.61x      66.1%    66.1%
                  Minneapolis

                  Melrose                        0.8%        360   $63,752    1.61x      66.1%    66.1%
                  Jacksonville

                  Melrose College                0.6%        348   $63,752    1.61x      66.1%    66.1%
                  Station

                  Melrose                        0.5%        312   $63,752    1.61x      66.1%    66.1%
                  Gainesville                    ----   --------   -------    -----      -----    -----

                                    Subtotal:    3.0%      1,298   $63,752    1.61x      66.1%    66.1%

7     WFB         Tanasbourne Town               2.1%    309,617      $187    1.52x      74.8%    74.8%
                  Center

8     PMCF        Oviedo Marketplace             2.0%    434,734      $126    1.48x      59.5%    53.1%

9     MSMC        Uptown Park                    1.8%    169,110      $290    1.48x      68.5%    68.5%

10    WFB         Arrowhead Crossing             1.7%    346,428      $137    1.50x      78.0%    78.0%

                  TOTAL/WEIGHTED AVERAGE:                                     1.40x      70.5%    67.4%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-10

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

                         PARI PASSU AND COMPANION LOANS
                         ------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                          CURRENT                                                 ORIGINAL B-NOTE
    NO.        PROPERTY NAME      DEAL                A-NOTE BALANCES  MASTER SERVICER     SPECIAL SERVICER               BALANCE
----------------------------------------------------------------------------------------------------------------------------------

  3-163    U-Haul Portfolio       MSCI 2005-HQ6*        $194,727,099     Wells Fargo       CWCapital Asset                   NAP
                                  TBD                    $44,937,023                          Management
----------------------------------------------------------------------------------------------------------------------------------
 182-373   FRIS Chkn Portfolio    MSCI 2005-HQ6*         $24,902,989     Wells Fargo       CWCapital Asset           $25,000,000
                                  TBD                    $24,902,989                          Management
----------------------------------------------------------------------------------------------------------------------------------


* Denotes deal with lead servicer

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-11

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

I.  TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------
                         NO. OF        AGGREGATE
                        MORTGAGE      CUT-OFF DATE     % OF
                          LOANS        BALANCE ($)     POOL
--------------------------------------------------------------
1,000,001 - 2,000,000        14        24,752,191      0.9
2,000,001 - 3,000,000        19        49,628,131      1.8
3,000,001 - 4,000,000        24        84,350,223      3.1
4,000,001 - 5,000,000        17        77,622,675      2.8
5,000,001 - 6,000,000        15        81,950,283      3.0
6,000,001 - 7,000,000        12        79,292,197      2.9
7,000,001 - 8,000,000         3        22,541,639      0.8
8,000,001 - 9,000,000         4        33,826,026      1.2
9,000,001 - 10,000,000        7        65,133,768      2.4
10,000,001 - 15,000,000      20       252,764,125      9.2
15,000,001 - 20,000,000      17       288,226,013     10.5
20,000,001 - 30,000,000       7       188,607,006      6.8
30,000,001 >=                18     1,505,359,922     54.7
--------------------------------------------------------------
TOTAL:                      177    $2,754,054,199    100.0%
--------------------------------------------------------------

Min: $1,269,680   Max: $340,000,000    Average: $15,559,628
--------------------------------------------------------------

STATE

--------------------------------------------------------------
                         NO. OF        AGGREGATE
                        MORTGAGED     CUT-OFF DATE     % OF
                        PROPERTIES     BALANCE ($)     POOL
--------------------------------------------------------------
New York                     24        779,673,253     28.3
California                   44        405,273,832     14.7
Florida                      29        258,415,023      9.4
Texas                       132        172,692,678      6.3
Other                       320      1,137,999,413     41.3
--------------------------------------------------------------
TOTAL:                      549     $2,754,054,199    100.0%
--------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------
                        NO. OF         AGGREGATE
                       MORTGAGED      CUT-OFF DATE     % OF
                       PROPERTIES      BALANCE ($)     POOL
--------------------------------------------------------------
Retail                    273          969,861,987     35.2
Office                     32          642,365,870     23.3
Mixed Use                   9          420,270,535     15.3
Multifamily                33          308,465,154     11.2
Self Storage              172          226,761,302      8.2
Hospitality                18          108,014,880      3.9
Industrial/Warehouse       11           76,068,909      2.8
RV Park                     1            2,245,563      0.1
--------------------------------------------------------------
TOTAL:                    549       $2,754,054,199    100.0%
--------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------
                        NO. OF        AGGREGATE
                       MORTGAGE      CUT-OFF DATE      % OF
                         LOANS        BALANCE ($)      POOL
--------------------------------------------------------------
Amortizing Balloon         121       1,144,805,199     41.6
Interest Only               12       1,130,330,000     41.0
Interest Only, then
Amortizing Balloon          44         478,919,000     17.4
--------------------------------------------------------------
TOTAL:                     177      $2,754,054,199    100.0%
--------------------------------------------------------------

MORTGAGE RATE (%)

------------------------------------------------------------
                       NO. OF       AGGREGATE
                      MORTGAGE      CUT-OFF DATE      % OF
                       LOANS         BALANCE ($)      POOL
------------------------------------------------------------
4.5001 - 5.0000            4         121,290,000       4.4
5.0001 - 5.5000           87       1,534,135,551      55.7
5.5001 - 6.0000           79       1,031,021,384      37.4
6.0001 - 6.5000            7          67,607,264       2.5
------------------------------------------------------------
TOTAL:                   177      $2,754,054,199     100.0%
------------------------------------------------------------
  Min: 4.690%     Max: 6.490%          Wtd Avg: 5.462%
------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)

------------------------------------------------------------
                       NO. OF         AGGREGATE
                      MORTGAGE       CUT-OFF DATE     % OF
                        LOANS         BALANCE ($)     POOL
------------------------------------------------------------
1 - 60                    17          493,673,145     17.9
61 - 120                 157        2,225,393,962     80.8
121 - 180                  3           34,987,092      1.3
------------------------------------------------------------
TOTAL:                   177       $2,754,054,199    100.0%
------------------------------------------------------------
  Min: 60 mos.    Max: 180 mos.        Wtd Avg: 109 mos.
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)

-------------------------------------------------------------
                        NO. OF        AGGREGATE
                       MORTGAGE      CUT-OFF DATE      % OF
                        LOANS         BALANCE ($)      POOL
-------------------------------------------------------------
1 - 60                     17         493,673,145      17.9
61 - 120                  157       2,225,393,962      80.8
121 - 180                   3          34,987,092       1.3
-------------------------------------------------------------
TOTAL:                    177      $2,754,054,199     100.0%
-------------------------------------------------------------
  Min: 56 mos.    Max: 175 mos.        Wtd Avg: 106 mos.
-------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

-------------------------------------------------------------
                        NO. OF       AGGREGATE
                       MORTGAGE     CUT-OFF DATE      % OF
                        LOANS        BALANCE ($)      POOL
-------------------------------------------------------------
Interest Only               12     1,130,330,000      41.0
181 - 240                    1        13,469,083       0.5
241 - 300                   41       473,135,350      17.2
301 - 360                  123     1,137,119,767      41.3
-------------------------------------------------------------
TOTAL:                     177    $2,754,054,199     100.0%
-------------------------------------------------------------
  Min: 240 mos.   Max: 360 mos.         Wtd Avg: 339 mos.
-------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

-------------------------------------------------------------
                       NO. OF         AGGREGATE
                      MORTGAGE       CUT-OFF DATE     % OF
                        LOANS         BALANCE ($)     POOL
-------------------------------------------------------------
Interest Only              12      1,130,330,000      41.0
181 - 240                   1         13,469,083       0.5
241 - 300                  41        473,135,350      17.2
301 - 360                 123      1,137,119,767      41.3
-------------------------------------------------------------
TOTAL:                    177     $2,754,054,199     100.0%
-------------------------------------------------------------
  Min: 239 mos.   Max: 360 mos.        Wtd Avg: 337 mos.
-------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

------------------------------------------------------
                 NO. OF      AGGREGATE
                MORTGAGE    CUT-OFF DATE       % OF
                  LOANS      BALANCE ($)       POOL
------------------------------------------------------
30.1 - 40.0            2       3,784,903        0.1
40.1 - 50.0            3     157,552,655        5.7
50.1 - 60.0            9     121,147,317        4.4
60.1 - 70.0           44     589,258,678       21.4
70.1 - 80.0          116   1,865,018,105       67.7
80.1 >=                3      17,292,540        0.6
------------------------------------------------------
TOTAL:               177  $2,754,054,199      100.0%
------------------------------------------------------
  Min: 34.0%      Max: 80.5%        Wtd Avg: 71.5%
------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

------------------------------------------------------
                 NO. OF      AGGREGATE
                MORTGAGE    CUT-OFF DATE        % OF
                  LOANS      BALANCE ($)        POOL
------------------------------------------------------
 20.1 - 30.0           2       3,784,903         0.1
 30.1 - 40.0           4      55,043,483         2.0
 40.1 - 50.0           8     179,889,245         6.5
 50.1 - 60.0          56     604,432,686        21.9
 60.1 - 70.0          83     870,535,706        31.6
 70.1 - 80.0          24   1,040,368,176        37.8
------------------------------------------------------
TOTAL:               177  $2,754,054,199       100.0%
------------------------------------------------------
   Min: 28.5%      Max: 79.5%        Wtd Avg: 64.9%
------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
------------------------------------------------------
                 NO. OF       AGGREGATE
                MORTGAGE     CUT-OFF DATE       % OF
                 LOANS        BALANCE ($)       POOL
 -----------------------------------------------------
 1.11 - 1.20           7       36,221,415        1.3
 1.21 - 1.30          35      478,865,985       17.4
 1.31 - 1.40          39      753,492,369       27.4
 1.41 - 1.50          37      649,660,895       23.6
 1.51 - 1.60          23      298,120,225       10.8
 1.61 - 1.70          18      359,825,452       13.1
 1.71 - 1.80           8       67,576,527        2.5
 1.81 >=              10      110,291,331        4.0
 -----------------------------------------------------
 TOTAL:              177   $2,754,054,199      100.0%
------------------------------------------------------
   Min: 1.16x      Max: 2.61x       Wtd Avg: 1.46x
------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-12

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

II. LOAN GROUP I

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------
                             NO. OF      AGGREGATE
                            MORTGAGE    CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
1,000,001 - 2,000,000           12        21,256,663      0.9
2,000,001 - 3,000,000           15        37,954,327      1.6
3,000,001 - 4,000,000           23        80,461,019      3.3
4,000,001 - 5,000,000           13        59,774,001      2.5
5,000,001 - 6,000,000           14        76,605,848      3.1
6,000,001 - 7,000,000           12        79,292,197      3.3
7,000,001 - 8,000,000            2        15,501,639      0.6
8,000,001 - 9,000,000            3        25,376,026      1.0
9,000,001 - 10,000,000           7        65,133,768      2.7
10,000,001 - 15,000,000         13       160,849,476      6.6
15,000,001 - 20,000,000         14       237,797,952      9.8
20,000,001 - 30,000,000          7       188,607,006      7.7
30,000,001 >=                   16     1,386,609,922     56.9
--------------------------------------------------------------
TOTAL:                         151    $2,435,219,846   100.0%
--------------------------------------------------------------
Min: $1,269,680    Max: $340,000,000    Average: $16,127,284
--------------------------------------------------------------

STATE

--------------------------------------------------------------
                          NO. OF        AGGREGATE
                        MORTGAGED     CUT-OFF DATE       % OF
                        PROPERTIES     BALANCE ($)       POOL
--------------------------------------------------------------
New York                     22        769,864,827       31.6
California                   40        347,422,800       14.3
Florida                      24        191,336,271        7.9
Texas                       130        151,142,474        6.2
Other                       304        975,453,474       40.1
--------------------------------------------------------------
TOTAL:                      520     $2,435,219,846     100.0%
--------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------
                            NO. OF       AGGREGATE
                           MORTGAGED    CUT-OFF DATE    % OF
                           PROPERTIES    BALANCE ($)    POOL
--------------------------------------------------------------
Retail                         273       969,861,987     39.8
Office                          32       642,365,870     26.4
Mixed Use                        7       405,322,409     16.6
Self Storage                   172       226,761,302      9.3
Hospitality                     18       108,014,880      4.4
Industrial/Warehouse            11        76,068,909      3.1
Multifamily                      6         4,578,927      0.2
RV Park                          1         2,245,563      0.1
--------------------------------------------------------------
TOTAL:                         520    $2,435,219,846    100.0%
--------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------
                             NO. OF      AGGREGATE
                            MORTGAGE    CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
Amortizing Balloon             105     1,039,725,846     42.7
Interest Only                   10     1,011,580,000     41.5
Interest Only, then
Amortizing Balloon              36       383,914,000     15.8
--------------------------------------------------------------
TOTAL:                         151    $2,435,219,846   100.0%
--------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
4.5001 - 5.0000                   2       31,500,000      1.3
5.0001 - 5.5000                  74    1,386,968,261     57.0
5.5001 - 6.0000                  68      949,144,321     39.0
6.0001 - 6.5000                   7       67,607,264      2.8
--------------------------------------------------------------
TOTAL:                          151   $2,435,219,846   100.0%
--------------------------------------------------------------
  Min: 4.900%             Max: 6.490%         Wtd Avg: 5.490%
--------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
1 - 60                          13     364,894,501     15.0
61 - 120                       137   2,064,653,253     84.8
121 - 180                        1       5,672,092      0.2
--------------------------------------------------------------
TOTAL:                         151  $2,435,219,846   100.0%
--------------------------------------------------------------
  Min: 60 mos.    Max: 180 mos.        Wtd Avg: 110 mos.
--------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
1 - 60                           13      364,894,501    15.0
61 - 120                        137    2,064,653,253    84.8
121 - 180                         1        5,672,092     0.2
--------------------------------------------------------------
TOTAL:                          151   $2,435,219,846  100.0%
--------------------------------------------------------------
  Min: 56 mos.           Max: 175 mos.       Wtd Avg: 107 mos.
--------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
Interest Only                    10  1,011,580,000      41.5
181 - 240                         1     13,469,083       0.6
241 - 300                        40    459,902,999      18.9
301 - 360                       100    950,267,764      39.0
-------------------------------------------------------------
TOTAL:                          151 $2,435,219,846     100.0%
-------------------------------------------------------------
  Min: 240 mos.          Max: 360 mos.      Wtd Avg: 338 mos.
-------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
Interest Only                   10     1,011,580,000     41.5
181 - 240                        1        13,469,083      0.6
241 - 300                       40       459,902,999     18.9
301 - 360                      100       950,267,764     39.0
--------------------------------------------------------------
TOTAL:                         151    $2,435,219,846   100.0%
--------------------------------------------------------------
  Min: 239 mos.         Max: 360 mos.        Wtd Avg: 336 mos.
--------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
30.1 - 40.0                      2         3,784,903      0.2
40.1 - 50.0                      3       157,552,655      6.5
50.1 - 60.0                      8       107,914,966      4.4
60.1 - 70.0                     36       462,795,214     19.0
70.1 - 80.0                    100     1,690,379,567     69.4
80.1 >=                          2        12,792,540      0.5
--------------------------------------------------------------
TOTAL:                         151    $2,435,219,846   100.0%
--------------------------------------------------------------
  Min: 34.0%             Max: 80.5%        Wtd Avg: 71.5%
--------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
 20.1 - 30.0                     2         3,784,903      0.2
 30.1 - 40.0                     4        55,043,483      2.3
 40.1 - 50.0                     7       166,656,894      6.8
 50.1 - 60.0                    49       560,719,223     23.0
 60.1 - 70.0                    69       682,485,812     28.0
 70.1 - 80.0                    20       966,529,531     39.7
--------------------------------------------------------------
TOTAL:                         151    $2,435,219,846    100.0%
--------------------------------------------------------------
   Min: 28.5%                Max: 79.5%        Wtd Avg: 64.8%
--------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
 1.11 - 1.20                     2         6,851,013      0.3
 1.21 - 1.30                    32       459,779,053     18.9
 1.31 - 1.40                    36       721,913,530     29.6
 1.41 - 1.50                    31       550,563,093     22.6
 1.51 - 1.60                    19       269,225,620     11.1
 1.61 - 1.70                    14       256,059,677     10.5
 1.71 - 1.80                     7        60,536,527      2.5
 1.81 >=                        10       110,291,331      4.5
--------------------------------------------------------------
TOTAL:                        151    $2,435,219,846   100.0%
--------------------------------------------------------------
   Min: 1.16x           Max: 2.61x       Wtd Avg: 1.45x
--------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-13

III. LOAN GROUP II

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
1,000,001 - 2,000,000            2         3,495,527      1.1
2,000,001 - 3,000,000            4        11,673,803      3.7
3,000,001 - 4,000,000            1         3,889,203      1.2
4,000,001 - 5,000,000            4        17,848,675      5.6
5,000,001 - 6,000,000            1         5,344,434      1.7
7,000,001 - 8,000,000            1         7,040,000      2.2
8,000,001 - 9,000,000            1         8,450,000      2.7
10,000,001 - 15,000,000          7        91,914,649     28.8
15,000,001 - 20,000,000          3        50,428,061     15.8
30,000,001 >=                    2       118,750,000     37.2
--------------------------------------------------------------
TOTAL:                          26      $318,834,354   100.0%
--------------------------------------------------------------

Min: $1,715,775   Max: $82,750,000     Average: $12,262,860
--------------------------------------------------------------

STATE

--------------------------------------------------------------
                            NO. OF       AGGREGATE
                           MORTGAGED    CUT-OFF DATE    % OF
                           PROPERTIES    BALANCE ($)    POOL
--------------------------------------------------------------
Florida                          5        67,078,752    21.0
California                       4        57,851,032    18.1
North Carolina                   3        32,147,434    10.1
Pennsylvania                     2        32,003,050    10.0
Other                           15       129,754,086    40.7
--------------------------------------------------------------
TOTAL:                          29      $318,834,354   100.0%
--------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------
                            NO. OF       AGGREGATE
                           MORTGAGED    CUT-OFF DATE    % OF
                           PROPERTIES    BALANCE ($)    POOL
--------------------------------------------------------------
Multifamily                     27       303,886,227     95.3
Mixed Use                        2        14,948,126      4.7
--------------------------------------------------------------
TOTAL:                          29      $318,834,354    100.0%
--------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
Amortizing Balloon               16      105,079,354     33.0
Interest Only                     2      118,750,000     37.2
Interest Only, then
Amortizing Balloon                8       95,005,000     29.8
--------------------------------------------------------------
TOTAL:                           26     $318,834,354   100.0%
--------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
4.5001 - 5.0000                  2        89,790,000     28.2
5.0001 - 5.5000                 13       147,167,290     46.2
5.5001 - 6.0000                 11        81,877,063     25.7
--------------------------------------------------------------
TOTAL:                          26      $318,834,354    100.0%
--------------------------------------------------------------
  Min: 4.690%           Max: 5.970%          Wtd Avg: 5.247%
--------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS.)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
1 - 60                           4       128,778,645     40.4
61 - 120                        20       160,740,709     50.4
121 - 180                        2        29,315,000      9.2
--------------------------------------------------------------
TOTAL:                          26      $318,834,354    100.0%
--------------------------------------------------------------
  Min: 60 mos.          Max: 156 mos.        Wtd Avg: 99 mos.
--------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS.)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
1 - 60                           4       128,778,645     40.4
61 - 120                        20       160,740,709     50.4
121 - 180                        2        29,315,000      9.2
--------------------------------------------------------------
TOTAL:                          26      $318,834,354    100.0%
--------------------------------------------------------------
  Min: 56 mos.    Max: 152 mos.        Wtd Avg: 96 mos.
--------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
Interest Only                    2       118,750,000     37.2
241 - 300                        1        13,232,351      4.2
301 - 360                       23       186,852,002     58.6
--------------------------------------------------------------
TOTAL:                          26      $318,834,354    100.0%
--------------------------------------------------------------
  Min: 300 mos.         Max: 360 mos.       Wtd Avg: 353 mos.
--------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
Interest Only                    2       118,750,000     37.2
241 - 300                        1        13,232,351      4.2
301 - 360                       23       186,852,002     58.6
--------------------------------------------------------------
TOTAL:                          26      $318,834,354    100.0%
--------------------------------------------------------------
  Min: 299 mos.         Max: 360 mos.      Wtd Avg: 350 mos.
--------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
50.1 - 60.0                      1        13,232,351      4.2
60.1 - 70.0                      8       126,463,464     39.7
70.1 - 80.0                     16       174,638,539     54.8
80.1 >=                          1         4,500,000      1.4
--------------------------------------------------------------
TOTAL:                          26      $318,834,354   100.0%
--------------------------------------------------------------
  Min: 58.4%              Max: 80.2%          Wtd Avg: 71.9%
--------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
 40.1 - 50.0                     1        13,232,351      4.2
 50.1 - 60.0                     7        43,713,464     13.7
 60.1 - 70.0                    14       188,049,894     59.0
 70.1 - 80.0                     4        73,838,645     23.2
--------------------------------------------------------------
TOTAL:                          26      $318,834,354   100.0%
--------------------------------------------------------------
   Min: 45.1%           Max: 79.1%         Wtd Avg: 65.2%
--------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)

--------------------------------------------------------------
                              NO. OF     AGGREGATE
                             MORTGAGE   CUT-OFF DATE     % OF
                              LOANS      BALANCE ($)     POOL
--------------------------------------------------------------
 1.11 - 1.20                     5        29,370,402      9.2
 1.21 - 1.30                     3        19,086,932      6.0
 1.31 - 1.40                     3        31,578,838      9.9
 1.41 - 1.50                     6        99,097,802     31.1
 1.51 - 1.60                     4        28,894,604      9.1
 1.61 - 1.70                     4       103,765,775     32.5
 1.71 - 1.80                     1         7,040,000      2.2
--------------------------------------------------------------
TOTAL:                          26      $318,834,354    100.0%
--------------------------------------------------------------
   Min: 1.17x           Max: 1.73x       Wtd Avg: 1.47x
--------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-14

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)



------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-05               AUG-06               AUG-07               AUG-08
------------------------------------------------------------------------------------------------------------

Locked Out                            100.00%              100.00%               85.07%               82.82%
Greater of YM and 1.00%                 0.00%                0.00%               14.87%               17.12%
Yield Maintenance                       0.00%                0.00%                0.06%                0.05%
Open                                    0.00%                0.00%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding       $2,754,054,199       $2,736,102,744       $2,714,683,809       $2,690,374,424
% Initial Pool Balance                100.00%               99.35%               98.57%               97.69%
------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-09               AUG-10               AUG-11               AUG-12
------------------------------------------------------------------------------------------------------------

Locked Out                             82.25%               89.41%               89.45%               89.23%
Greater of YM and 1.00%                17.70%               10.52%               10.49%               10.70%
Yield Maintenance                       0.05%                0.06%                0.06%                0.06%
Open                                    0.00%                0.00%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding       $2,664,121,052       $2,155,743,085       $2,127,888,482       $2,050,188,095
% Initial Pool Balance                 96.73%               78.28%               77.26%               74.44%
------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-13               AUG-14               AUG-15               AUG-16
------------------------------------------------------------------------------------------------------------

Locked Out                             88.89%               86.42%              100.00%              100.00%
Greater of YM and 1.00%                10.66%               10.47%                0.00%                0.00%
Yield Maintenance                       0.06%                0.06%                0.00%                0.00%
Open                                    0.38%                3.05%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding       $2,020,274,771       $1,943,643,065          $30,341,828          $29,642,141
% Initial Pool Balance                 73.36%               70.57%                1.10%                1.08%
------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-17               AUG-18               AUG-19               AUG-20
------------------------------------------------------------------------------------------------------------

Locked Out                            100.00%              100.00%              100.00%                0.00%
Greater of YM and 1.00%                 0.00%                0.00%                0.00%                0.00%
Yield Maintenance                       0.00%                0.00%                0.00%                0.00%
Open                                    0.00%                0.00%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%              100.00%                0.00%
------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $28,896,274           $4,330,918           $4,180,277                   $0
% Initial Pool Balance                  1.05%                0.16%                0.15%                0.00%
------------------------------------------------------------------------------------------------------------


Notes:

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  Def/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-15

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)



------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-05               AUG-06               AUG-07               AUG-08
------------------------------------------------------------------------------------------------------------

Locked Out                            100.00%              100.00%               88.06%               85.68%
Greater of YM and 1.00%                 0.00%                0.00%               11.88%               14.26%
Yield Maintenance                       0.00%                0.00%                0.06%                0.06%
Open                                    0.00%                0.00%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding       $2,435,219,846       $2,418,767,287       $2,399,380,866       $2,377,552,062
% Initial Pool Balance                100.00%               99.32%               98.53%               97.63%
------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-09               AUG-10               AUG-11               AUG-12
------------------------------------------------------------------------------------------------------------

Locked Out                             85.07%               88.59%               88.63%               88.39%
Greater of YM and 1.00%                14.87%               11.34%               11.30%               11.54%
Yield Maintenance                       0.06%                0.07%                0.07%                0.07%
Open                                    0.00%                0.00%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding       $2,354,020,876       $1,976,799,508       $1,952,198,618       $1,877,908,871
% Initial Pool Balance                 96.67%               81.18%               80.17%               77.11%
------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-13               AUG-14               AUG-15               AUG-16
------------------------------------------------------------------------------------------------------------

Locked Out                             88.02%               85.52%              100.00%              100.00%
Greater of YM and 1.00%                11.49%               11.30%                0.00%                0.00%
Yield Maintenance                       0.07%                0.07%                0.00%                0.00%
Open                                    0.42%                3.11%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding       $1,851,625,729       $1,778,829,309           $4,733,759           $4,607,561
% Initial Pool Balance                 76.04%               73.05%                0.19%                0.19%
------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-17               AUG-18               AUG-19               AUG-20
------------------------------------------------------------------------------------------------------------

Locked Out                            100.00%              100.00%              100.00%                0.00%
Greater of YM and 1.00%                 0.00%                0.00%                0.00%                0.00%
Yield Maintenance                       0.00%                0.00%                0.00%                0.00%
Open                                    0.00%                0.00%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%              100.00%                0.00%
------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding           $4,473,191           $4,330,918           $4,180,277                   $0
% Initial Pool Balance                  0.18%                0.18%                0.17%                0.00%
------------------------------------------------------------------------------------------------------------


Notes:

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  Def/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-16

                          $2,516,517,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-HQ6

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)



----------------------------------------------------------------------------------------------------
Prepayment Restrictions             AUG-05             AUG-06             AUG-07             AUG-08
----------------------------------------------------------------------------------------------------

Locked Out                          100.00%            100.00%             62.34%             61.13%
Greater of YM and 1.00%               0.00%              0.00%             37.66%             38.87%
Open                                  0.00%              0.00%              0.00%              0.00%
----------------------------------------------------------------------------------------------------
TOTALS                              100.00%            100.00%            100.00%            100.00%
----------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $318,834,354       $317,335,456       $315,302,943       $312,822,362
% Initial Pool Balance              100.00%             99.53%             98.89%             98.11%
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
Prepayment Restrictions             AUG-09             AUG-10             AUG-11             AUG-12
----------------------------------------------------------------------------------------------------

Locked Out                           60.80%             98.46%             98.46%             98.46%
Greater of YM and 1.00%              39.20%              1.54%              1.54%              1.54%
Open                                  0.00%              0.00%              0.00%              0.00%
----------------------------------------------------------------------------------------------------
TOTALS                              100.00%            100.00%            100.00%            100.00%
----------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $310,100,176       $178,943,576       $175,689,864       $172,279,224
% Initial Pool Balance               97.26%             56.12%             55.10%             54.03%
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
Prepayment Restrictions             AUG-13             AUG-14             AUG-15             AUG-16
----------------------------------------------------------------------------------------------------

Locked Out                           98.46%             96.11%            100.00%            100.00%
Greater of YM and 1.00%               1.54%              1.54%              0.00%              0.00%
Open                                  0.00%              2.35%              0.00%              0.00%
----------------------------------------------------------------------------------------------------
TOTALS                              100.00%            100.00%            100.00%            100.00%
----------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $168,649,042       $164,813,757        $25,608,069        $25,034,579
% Initial Pool Balance               52.90%             51.69%              8.03%              7.85%
----------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
Prepayment Restrictions             AUG-17             AUG-18
----------------------------------------------------------------------------------------------------

Locked Out                          100.00%              0.00%
Greater of YM and 1.00%               0.00%              0.00%
Open                                  0.00%              0.00%
----------------------------------------------------------------------------------------------------
TOTALS                              100.00%              0.00%
----------------------------------------------------------------------------------------------------
Pool Balance Outstanding        $24,423,083                 $0
% Initial Pool Balance                7.66%              0.00%
----------------------------------------------------------------------------------------------------


Notes:

(1)  The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance

(3)  Def/YM1 loans have been modeled as Yield Maintenance

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.
Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and SunTrust Capital
Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The
Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures
Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan
Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

           NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE
                      U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                                      T-17

---                      [THIS PAGE INTENTIONALLY LEFT BLANK.]



                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------
                                            DISTRIBUTION DATE STATEMENT

                      =======================================================================

                      STATEMENT SECTIONS                                              PAGE(S)
                      ------------------                                              -------

                      Certificate Distribution Detail                                    2
                      Certificate Factor Detail                                          3
                      Reconciliation Detail                                              4
                      Other Required Information                                         5
                      Cash Reconciliation Detail                                         6
                      Ratings Detail                                                     7
                      Current Mortgage Loan and Property Stratification Tables         8 - 10
                      Mortgage Loan Detail                                              11
                      Principal Prepayment Detail                                       12
                      Historical Detail                                                 13
                      Delinquency Loan Detail                                           14
                      Specially Serviced Loan Detail                                  15 - 16
                      Modified Loan Detail                                              17
                      Liquidated Loan Detail                                            18
                      Bond/Collateral Realized Loss Reconciliation                      19
                      =======================================================================

                         DEPOSITOR                                   MASTER SERVICER
             =============================================== ===============================================

            Morgan Stanley Capital I Inc.                    Prudential Asset Resources, Inc.
            1585 Broadway                                    2200 Ross Aveune, Suite 4900E
            New York, NY 10036                               Dallas, TX 75201

            Contact: General Information Number              Contact:       Hal Collett
            Phone Number:  (212) 761-4700                    Phone Number:  (214) 721-6032
             =============================================== ===============================================

                     MASTER SERVICER                                    SPECIAL SERVICER
             =============================================== ===============================================

             Wells Fargo Bank, N.A.                          CWCApital Asset Management LLC
             45 Fremont Street, 2nd Floor
             San Francisco, CA 94105

             Contact:       Matilde Sachez
             Phone Number:  investorreporting@wellsfargo.com
             =============================================== ===============================================

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the
Master Servicer, Special Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                    Page 1 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------
                                          CERTIFICATE DISTRIBUTION DETAIL

====================================================================================================================================
Class     CUSIP     Pass-Through    Original    Beginning     Principal       Interest    Prepayment   Realized Loss/
                      Rate           Balance     Balance    Distribution    Distribution   Premium    Additional Trust     Total
                                                                                                       Fund Expenses    Distribution
====================================================================================================================================
  A-1                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-1A               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-2                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-3                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-AB               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-4A               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-4B               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  A-J                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   B                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   C                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   D                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   E                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   F                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   G                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   H                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   J                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   K                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   L                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   M                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   N                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   O                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   P                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   Q                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
   S                 0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
  R-I                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
 R-II                0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
 R-III               0.000000%        0.00          0.00           0.00          0.00         0.00           0.00           0.00
====================================================================================================================================
Totals                                0.00          0.00           0.00          0.00         0.00           0.00           0.00
====================================================================================================================================
====================================
Class        Ending     Current
             Balance  Subordination
                        Level (1)
====================================
  A-1          0.00        0.00
  A-1A         0.00        0.00
  A-2          0.00        0.00
  A-3          0.00        0.00
  A-AB         0.00        0.00
  A-4A         0.00        0.00
  A-4B         0.00        0.00
  A-J          0.00        0.00
   B           0.00        0.00
   C           0.00        0.00
   D           0.00        0.00
   E           0.00        0.00
   F           0.00        0.00
   G           0.00        0.00
   H           0.00        0.00
   J           0.00        0.00
   K           0.00        0.00
   L           0.00        0.00
   M           0.00        0.00
   N           0.00        0.00
   O           0.00        0.00
   P           0.00        0.00
   Q           0.00        0.00
   S           0.00        0.00
  R-I          0.00        0.00
 R-II          0.00        0.00
 R-III         0.00        0.00
====================================
Totals         0.00        0.00
====================================





============================================================================================================================
Class      Cusip       Pass-Through      Original      Beginning        Interest       Prepayment     Total          Ending
                          Rate           Notional      Notional       Distribution       Premium    Distribution    Notional
                                          Amount        Amount                                                       Amount
============================================================================================================================

X-1                     0.000000           0.00           0.00            0.00            0.00        0.00           0.00
X-2                     0.000000           0.00           0.00            0.00            0.00        0.00           0.00
============================================================================================================================
(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                    Page 2 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                    CERTIFICATE FACTOR DETAIL

   =============================================================================================================================
      Class\         CUSIP         Beginning      Principal         Interest        Prepayment     Realized Loss/       Ending
     Component                      Balance      Distribution     Distribution       Premium      Additional Trust      Balance
                                                                                                    Fund Expenses
   =============================================================================================================================
      A-1                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-1A                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-2                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-3                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-AB                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-4A                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-4B                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      A-J                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       B                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       C                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       D                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       E                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       F                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       G                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       H                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       J                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       K                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       L                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       M                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       N                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       O                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       P                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       Q                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
       S                         0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      R-I                        0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
      R-II                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
     R-III                       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000       0.00000000
   =============================================================================================================================

   ===========================================================================================
     Class         CUSIP         Beginning         Interest        Prepayment         Ending
                                  Notional       Distribution       Premium          Notional
                                   Amount                                             Amount
   ===========================================================================================
      X-1                        0.00000000       0.00000000       0.00000000       0.00000000
      X-2                        0.00000000       0.00000000       0.00000000       0.00000000
   ===========================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 3 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                      RECONCILIATION DETAIL

               ADVANCE SUMMARY                                            MASTER SERVICING FEE SUMMARY

P & I Advances Outstanding                      0.00      Current Period Accrued Master Servicing Fees                       0.00
Servicing Advances Outstanding                  0.00      Less Master Servicing Fees on Delinquent Payments                  0.00
                                                          Less Reductions to Master Servicing Fees                           0.00
Reimbursements for Interest on P&I              0.00      Plus Master Servicing Fees on Delinquent Payments Received         0.00
Advances paid from general collections                    Plus Adjustments for Prior Master Servicing Calculation            0.00
                                                          Total Master Servicing Fees Collected                              0.00
Reimbursements for Interest on Servicing        0.00
Advances paid from general collections

 CERTIFICATE INTEREST RECONCILIATION

====================================================================================================================================
 Class     Accrued         Net Aggregate      Distributable     Distributable       Additional      Interest     Remaining Unpaid
         Certificate         Prepayment        Certificate   Certificate Interest   Trust Fund    Distribution     Distributable
           Interest      Interest Shortfall      Interest         Adjustment         Expenses                   Certificate Interest
====================================================================================================================================
  A-1       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-1A      0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-2       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-3       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-AB      0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-4A      0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-4B      0.00                0.00               0.00              0.00               0.00          0.00              0.00
  A-J       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  X-1       0.00                0.00               0.00              0.00               0.00          0.00              0.00
  X-2       0.00                0.00               0.00              0.00               0.00          0.00              0.00
   B        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   C        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   D        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   E        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   F        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   G        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   H        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   J        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   K        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   L        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   M        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   N        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   O        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   P        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   Q        0.00                0.00               0.00              0.00               0.00          0.00              0.00
   S        0.00                0.00               0.00              0.00               0.00          0.00              0.00
====================================================================================================================================
  Totals    0.00                0.00               0.00              0.00               0.00          0.00              0.00
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 4 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                     OTHER REQUIRED INFORMATION

------------------------------------------------------------------------------------------------------------------------------------

Available Distribution Amount                  0.00               Additional Trust Fund Expenses/(Gains)         0.00

Aggregate Number of Outstanding Loans             0                         Fees Paid to Special Servicer        0.00

Aggregate Unpaid Principal Balance of Loans    0.00                         Interest on Advances                 0.00

Aggregate Stated Principal Balance of Loans    0.00                         Other Expenses of Trust              0.00

Aggregate Amount of Master Servicing Fee       0.00

Aggregate Amount of Special Servicing Fee      0.00

Aggregate Amount of Trustee Fee                0.00

Aggregate Primary Servicing Fee                0.00                APPRAISAL REDUCTION AMOUNT

Aggregate Paying Agent Fee                     0.00                =================================================================
                                                                                       Appraisal      Cumulative        Most Recent
Aggregate Trust Fund Expenses                  0.00                     Loan           Reduction         ASER            App. Red.
                                                                       Number           Effected        Amount              Date
                                                                   =================================================================

                                                                   =================================================================
                                                                   Total
                                                                   =================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 5 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                     CASH RECONCILIATION DETAIL

------------------------------------------------------------------------------------------------------------------------------------

TOTAL FUNDS COLLECTED
 INTEREST:
     Interest paid or advanced                                                              0.00
     Interest reductions due to Non-Recoverability Determinations                           0.00
     Interest Adjustments                                                                   0.00
     Deferred Interest                                                                      0.00
     Net Prepayment Interest Shortfall                                                      0.00
     Net Prepayment Interest Excess                                                         0.00
     Extension Interest                                                                     0.00
     Interest Reserve Withdrawal                                                            0.00
                                                                                                 -------
          TOTAL INTEREST COLLECTED                                                                  0.00

 PRINCIPAL:
     Scheduled Principal                                                                    0.00
     Unscheduled Principal                                                                  0.00
          Principal Prepayments                                                             0.00
          Collection of Principal after Maturity Date                                       0.00
          Recoveries from Liquidation and Insurance Proceeds                                0.00
          Excess of Prior Principal Amounts paid                                            0.00
          Curtailments                                                                      0.00
     Negative Amortization                                                                  0.00
     Principal Adjustments                                                                  0.00
                                                                                                 -------
          TOTAL PRINCIPAL COLLECTED                                                                 0.00
 OTHER:
     Prepayment Penalties/Yield Maintenance                                                 0.00
     Repayment Fees                                                                         0.00
     Borrower Option Extension Fees                                                         0.00
     Equity Payments Received                                                               0.00
     Net Swap Counterparty Payments Received                                                0.00
                                                                                                 -------
          TOTAL OTHER FUNDS COLLECTED                                                               0.00
                                                                                                 -------
TOTAL FUNDS COLLECTED                                                                               0.00
                                                                                                 =======

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

TOTAL FUNDS DISTRIBUTED
   FEES:
      Master Servicing Fee                                                                  0.00
      Trustee Fee                                                                           0.00
      Certificate Administration Fee                                                        0.00
      Insurer Fee                                                                           0.00
      Miscellaneous Fee                                                                     0.00
                                                                                                 -------
            TOTAL FEES                                                                              0.00

  ADDITIONAL TRUST FUND EXPENSES:
      Reimbursement for Interest on Advances                                                0.00
      ASER Amount                                                                           0.00
      Special Servicing Fee                                                                 0.00
      Rating Agency Expenses                                                                0.00
      Attorney's Fees & Expenses                                                            0.00
      Bankruptcy Expense                                                                    0.00
      Taxes Imposed on Trust Fund                                                           0.00
      Non-Recoverable Advances                                                              0.00
      Other Expenses                                                                        0.00

                                                                                                 -------
            TOTAL ADDITIONAL TRUST FUND EXPENSES                                                    0.00

      Interest Reserve Deposit                                                              0.00

  PAYMENTS TO CERTIFICATE HOLDERS & OTHERS:
     Interest Distribution                                                                  0.00
     Principal Distribution                                                                 0.00
     Yield Maintenance/Prepayment Penalties                                                 0.00
     Borrower Option Extension Fees                                                         0.00
     Equity Payments Paid                                                                   0.00
     Net Swap Counterparty Payments Paid                                                    0.00
                                                                                                 -------
            TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS                                           0.00
                                                                                                 -------
TOTAL FUNDS DISTRIBUTED                                                                             0.00
                                                                                                 =======

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 6 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                           RATINGS DETAIL

------------------------------------------------------------------------------------------------------------------------------------

            ============================================================================================================
                                                         Original Ratings                  Current Ratings (1)
                   Class             CUSIP      ---------------------------------  -------------------------------------
                                                     Fitch   Moody's   S & P             Fitch   Moody's  S & P
            ============================================================================================================

                    A-1
                    A-1A
                    A-2
                    A-3
                    A-AB
                    A-4A
                    A-4B
                    A-J
                    X-1
                    X-2
                     B
                     C
                     D
                     E
                     F
                     G
                     H
                     J
                     K
                     L
                     M
                     N
                     O
                     P
                     Q
                     S
            ============================================================================================================
              NR - Designates that the class was not rated by the above agency at the time of original issuance.
               X - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
             N/A - Data not available this period.

         1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

                 Fitch, Inc.                            Moody's Investors Service              Standard & Poor's Rating Services
                 One State Street Plaza                 99 Church Street                       55 Water Street
                 New York, New York 10004               New York, New York 10007               New York, New York 10041
                 (212) 908-0500                         (212) 553-0300                         (212) 438-2430

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 7 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                      SCHEDULED BALANCE                                                         STATE (3)
================================================================  ==================================================================
                                   % of                                                              % of
 Scheduled    # of   Scheduled     Agg.  WAM         Weighted                   # of    Scheduled    Agg.   WAM          Weighted
  Balance    loans    Balance      Bal.  (2)  WAC   Avg DSCR (1)     State     Props.    Balance     Bal.   (2)  WAC    Avg DSCR (1)
================================================================  ==================================================================

================================================================  ==================================================================
  Totals                                                             Totals
================================================================  ==================================================================

  See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 8 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

          DEBT SERVICE COVERAGE RATIO                                                       PROPERTY TYPE (3)
================================================================  ================================================================
                                  % of                                                               % of
 Debt Service    # of  Scheduled  Agg.   WAM          Weighted                    # of   Scheduled   Agg.  WAM         Weighted
Coverage Ratio  loans   Balance   Bal.   (2)  WAC  Avg DSCR (1)   Property Type  Props.   Balance    Bal.  (2)   WAC  Avg DSCR (1)
================================================================  ================================================================

================================================================  ================================================================
    Totals                                                           Totals
================================================================  ================================================================

                            NOTE RATE                                                         SEASONING
================================================================  ================================================================
                                 % of                                                              % of
    Note       # of  Scheduled   Agg.  WAM            Weighted                   # of  Scheduled   Agg.   WAM          Weighted
    Rate      loans   Balance    Bal.   (2)  WAC    Avg DSCR (1)    Seasoning   loans   Balance    Bal.   (2)  WAC    Avg DSCR (1)
================================================================  ================================================================

================================================================  ================================================================
   Totals                                                            Totals
================================================================  ================================================================

See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                      Page 9 of 19





                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

         ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                   REMAINING STATED TERM (FULLY AMORTIZING LOANS)
================================================================   ================================================================
 Anticipated                      % of                              Remaining                       % of
  Remaining     # of  Scheduled   Agg.   WAM         Weighted         Stated      # of  Scheduled   Agg.   WAM         Weighted
   Term (2)    loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)        Term      loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)
================================================================   ================================================================

================================================================   ================================================================
   Totals                                                             Totals
================================================================   ================================================================

        REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)                               AGE OF MOST RECENT NOI
================================================================   ================================================================
   Remaining                     % of                                                               % of
 Amortization  # of  Scheduled   Agg.   WAM         Weighted         Age of Most  # of  Scheduled   Agg.   WAM         Weighted
    Term      loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)       Recent NOI  loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)
================================================================   ================================================================

================================================================   ================================================================
    Totals                                                             Totals
================================================================   ================================================================

(1)   Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Paying Agent makes no representations as to the accuracy of the data provided for this calculation.

(2)   Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the
      Anticipated Repayment Date, if applicable, and the maturity date.

(3)   Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off
      Date balance of each property as disclosed in the offering document.

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 10 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                        MORTGAGE LOAN DETAIL
====================================================================================================================================
                                                                                                               Anticipated
 Loan                    Property                                   Interest       Principal       Gross        Repayment   Maturity
Number         ODCR      Type (1)          City          State       Payment        Payment        Coupon          Date        Date
====================================================================================================================================

====================================================================================================================================
Totals
====================================================================================================================================
====================================================================================================================================
                  Neg.          Beginning          Ending          Paid        Appraisal      Appraisal         Res.          Mod.
 Loan            Amort          Scheduled         Scheduled        Thru        Reduction      Reduction         Strat.        Code
Number           (Y/N)           Balance            Balance        Date          Date          Amoount           (2)           (3)
====================================================================================================================================

====================================================================================================================================
Totals
====================================================================================================================================

      (1) Property Type Code                                 (2) Resolution Strategy Code
      ----------------------                                 ----------------------------

MF - Multi-Family       OF - Office        1 - Modification   6 - DPO                10 - Deed In Lieu Of
RT - Retail             MU - Mixed Use     2 - Foreclosure    7 - REO                     Foreclosure
HC - Health Care        LO - Lodging       3 - Bankruptcy     8 - Resolved           11 - Full Payoff
IN - Industrial         SS - Self Storage  4 - Extension      9 - Pending Return     12 - Reps and Warranties
WH - Warehouse          OT - Other         5 - Note Sale          to Master Servicer 13 - Other or TBD
MH - Mobile Home Park

(3) Modification Code
---------------------

 1 - Maturity Date Extension
 2 - Authorization Change
 3 - Principal Write-Off
 4 - Combination

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 11 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                     PRINCIPAL PREPAYMENT DETAIL

====================================================================================================================================
                   Offering Document        Principal Prepayment Amount                        Prepayment Penalties
Loan Number         Cross-Reference    ------------------------------------    ----------------------------------------------------
                                       Payoff Amount     Curtailment Amount     Prepayment Premium      Yield Maintenance Charge
====================================================================================================================================

====================================================================================================================================
     Totals
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 12 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                         HISTORICAL DETAIL

===========================================================================================================
                                                  Delinquencies
-----------------------------------------------------------------------------------------------------------
                   30-59               60-89        90 Days
Distribution       Days                Days         or More    Foreclosure      REO          Modifications
    Date           # Balance        # Balance      # Balance    # Balance     # Balance       # Balance
===========================================================================================================

===========================================================================================================

====================================================================================
                              Prepayments                          Rate and
                                                                  Maturities
------------------------------------------------------------------------------------
Distribution       Curtailments        Payoff          Next Weighted
    Date             # Balance       # Balance       Avg. Coupon Remit         WAM
====================================================================================

====================================================================================

Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.
------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 13 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                       DELINQUENCY LOAN DETAIL

================================================================================================================================
                 Offering            # of     Paid        Current      Outstanding      Status of      Resolution    Servicing
Loan Number      Document          Months    Through       P & I         P & I           Mortgage      Strategy       Transfer
              Cross-Reference      Delinq.     Date       Advances      Advances         Loan (1)        Code (2)       Date
================================================================================================================================

================================================================================================================================
  Totals
================================================================================================================================
==============================================================================
                   Foreclosure   Actual      Outstanding
Loan Number           Date        Loan        Servicing    Bankruptcy     REO
                                 Balance       Advances      Date         Date
==============================================================================

==============================================================================
  Totals
==============================================================================

                      (1) Status of Mortgage Loan                                      (2) Resolution Strategy Code
                      ---------------------------                                      ----------------------------

A - Payments Not Received       2 - Two Months Delinquent            1 - Modification   6 - DPO                 10 - Deed In Lieu Of
    But Still in Grace Period   3 - Three or More Months Delinquent  2 - Foreclosure    7 - REO                      Foreclosure
B - Late Payment But Less       4 - Assumed Scheduled Payment        3 - Bankruptcy     8 - Resolved            11 - Full Payoff
    Than 1 Month Delinquent         (Performing Matured Loan)        4 - Extension      9 - Pending Return      12 - Reps and
0 - Current                     7 - Foreclosure                      5 - Note Sale          to Master Servicer       Warranties
1 - One Month Delinquent        9 - REO                                                                         13 - Other or TBD

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 14 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 1

====================================================================================================================================
                                   Offering       Servicing    Resolution
Distribution       Loan            Document        Transfer    Strategy       Scheduled      Property                   Interest
    Date          Number        Cross-Reference      Date        Code (1)      Balance        Type (2)        State       Rate
====================================================================================================================================

===============================================================================================================================
===============================================================================================================================
                                                      Net                                                           Remaining
 Distribution        Loan            Actual        Operating         NOI                   Note      Maturity      Amortizaton
     Date           Number           Balance         Income          Date        DSCR      Date        Date           Term
===============================================================================================================================

===============================================================================================================================

                    (1) Resolution Strategy Code                                                 (2) Property Type Code
                    ----------------------------                                                 ----------------------

1 - Modification     6 - DPO                   10 - Deed In Lieu Of                  MF - Multi-Family           OF - Office
2 - Foreclosure      7 - REO                        Foreclosure                      RT - Retail                 MU - Mixed use
3 - Bankruptcy       8 - Resolved              11 - Full Payoff                      HC - Health Care            LO - Lodging
4 - Extension        9 - Pending Return        12 - Reps and Warranties              IN - Industrial             SS - Self Storage
5 - Note Sale            to Master Servicer    13 - Other or TBD                     WH - Warehouse              OT - Other
                                                                                     MH - Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 15 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 2

====================================================================================================================================
                              Offering      Resolution     Site
Distribution      Loan       Document       Strategy    Inspection    Phase 1   Appraisal   Appraisal      Other REO
    Date         Number   Cross-Reference   Code (1)      Date         Date        Date       Value     Property Revenue    Comment
====================================================================================================================================

====================================================================================================================================

                                                    (1) Resolution Strategy Code
                                                    ----------------------------

                           1  -  Modification         6 - DPO                    10 - Deed In Lieu Of
                           2  -  Foreclosure          7 - REO                         Foreclosure
                           3  -  Bankruptcy           8 - Resolved               11 - Full Payoff
                           4  -  Extension            9 - Pending Return         12 - Reps and Warranties
                           5  -  Note Sale                to Master Servicer     13 - Other or TBD
------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 16 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                        MODIFIED LOAN DETAIL

====================================================================================================================================
                Offering
   Loan         Document           Pre-Modification
  Number     Cross-Reference           Balance           Modification Date                Modification Description
====================================================================================================================================

====================================================================================================================================
     Totals
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright , Wells Fargo Bank, N.A.                                                                                     Page 17 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                                       LIQUIDATED LOAN DETAIL

============================================================================================================================

             Final
            Recovery        Offering                                                              Gross Proceeds
 Loan     Determination     Document         Appraisal   Appraisal       Actual         Gross      as a % of
Number        Date       Cross-Reference        Date       Value         Balance       Proceeds   Actual Balance
============================================================================================================================

============================================================================================================================
Current Total
============================================================================================================================
Cumulative Total
============================================================================================================================
==============================================================================
                                           Net
                                         Proceeds
           Aggregate         Net        as a % of                Repurchased
 Loan     Liquidation    Liquidation      Actual     Realized     by Seller
Number      Expenses*      Proceeds       Balance       Loss        (Y/N)
==============================================================================

============================================================================================================================
Current Total
============================================================================================================================
Cumulative Total
============================================================================================================================
*Aggregate liquidation expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.)

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 18 of 19




                                                                                      ---------------------------------------------
[WELLS FARGO LOGO OMITTED]                                                              For Additional Information please contact
                                                                                                 CTSLink Customer Service
WELLS FARGO BANK, N.A.                                                                                (301) 815-6600
CORPORATE TRUST SERVICES                   MORGAN STANLEY CAPITAL I INC.                 Reports Available on the World Wide Web
9062 OLD ANNAPOLIS ROAD            COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                  @ www.ctslink.com/cmbs
COLUMBIA, MD 21045-1951                           SERIES 2005-HQ6                     ---------------------------------------------
                                                                                         PAYMENT DATE:  09/13/2005
                                                                                         RECORD DATE:   08/31/2005
------------------------------------------------------------------------------------------------------------------------------------

                                         BOND/COLLATERAL REALIZED LOSS RECONCILIATION

====================================================================================================================================
                                                                          Amounts
                          Beginning                                   Covered by Over-                            Modification
Distribution  Prospectus  Balance of     Aggregate    Prior Realized  collateralization   Interest (Shortage)/    Adjustments/
   Date           ID      the Loan at  Realized Loss   Loss Applied      and other        Excesses applied to   Appraisal Reduction
                          Liquidation    on Loans     to Certificates   Credit Support    other Credit Support      Adjustment
====================================================================================================================================

====================================================================================================================================
Current Total
====================================================================================================================================
Cumulative Total
====================================================================================================================================

===================================================================================================
                   Additional
                  (Recoveries)/        Current Realized     Recoveries of     (Recoveries)/Realized
Distribution    Expenses applied to     Loss Applied to    Realized Losses       Loss Applied to
   Date          Realized Losses         Certificates       Paid as Cash       Certificate Interest
===================================================================================================

===================================================================================================
Current Total
===================================================================================================
Cumulative Total
===================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Copyright, Wells Fargo Bank, N.A.                                                                                      Page 19 of 19



                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   SCHEDULE A

                      CLASS A-AB PLANNED PRINCIPAL BALANCE

08/13/2005       $111,100,000.00               10/13/2009       $111,100,000.00
09/13/2005       $111,100,000.00               11/13/2009       $111,100,000.00
10/13/2005       $111,100,000.00               12/13/2009       $111,100,000.00
11/13/2005       $111,100,000.00               01/13/2010       $111,100,000.00
12/13/2005       $111,100,000.00               02/13/2010       $111,100,000.00
01/13/2006       $111,100,000.00               03/13/2010       $111,100,000.00
02/13/2006       $111,100,000.00               04/13/2010       $111,100,000.00
03/13/2006       $111,100,000.00               05/13/2010       $111,100,000.00
04/13/2006       $111,100,000.00               06/13/2010       $111,100,000.00
05/13/2006       $111,100,000.00               07/13/2010       $111,100,000.00
06/13/2006       $111,100,000.00               08/13/2010       $110,879,662.78
07/13/2006       $111,100,000.00               09/13/2010       $108,979,000.00
08/13/2006       $111,100,000.00               10/13/2010       $106,895,000.00
09/13/2006       $111,100,000.00               11/13/2010       $104,977,000.00
10/13/2006       $111,100,000.00               12/13/2010       $102,874,000.00
11/13/2006       $111,100,000.00               01/13/2011       $100,937,000.00
12/13/2006       $111,100,000.00               02/13/2011        $98,990,000.00
01/13/2007       $111,100,000.00               03/13/2011        $96,512,000.00
02/13/2007       $111,100,000.00               04/13/2011        $94,545,000.00
03/13/2007       $111,100,000.00               05/13/2011        $92,406,000.00
04/13/2007       $111,100,000.00               06/13/2011        $90,431,000.00
05/13/2007       $111,100,000.00               07/13/2011        $88,273,000.00
06/13/2007       $111,100,000.00               08/13/2011        $86,278,000.00
07/13/2007       $111,100,000.00               09/13/2011        $84,274,000.00
08/13/2007       $111,100,000.00               10/13/2011        $82,088,000.00
09/13/2007       $111,100,000.00               11/13/2011        $80,064,000.00
10/13/2007       $111,100,000.00               12/13/2011        $77,859,000.00
11/13/2007       $111,100,000.00               01/13/2012        $75,815,000.00
12/13/2007       $111,100,000.00               02/13/2012        $73,761,000.00
01/13/2008       $111,100,000.00               03/13/2012        $71,357,000.00
02/13/2008       $111,100,000.00               04/13/2012        $69,282,000.00
03/13/2008       $111,100,000.00               05/13/2012        $68,214,000.00
04/13/2008       $111,100,000.00               06/13/2012        $66,202,000.00
05/13/2008       $111,100,000.00               07/13/2012        $64,019,000.00
06/13/2008       $111,100,000.00               08/13/2012        $61,988,000.00
07/13/2008       $111,100,000.00               09/13/2012        $59,947,000.00
08/13/2008       $111,100,000.00               10/13/2012        $57,736,000.00
09/13/2008       $111,100,000.00               11/13/2012        $55,675,000.00
10/13/2008       $111,100,000.00               12/13/2012        $53,444,000.00
11/13/2008       $111,100,000.00               01/13/2013        $51,362,000.00
12/13/2008       $111,100,000.00               02/13/2013        $49,271,000.00
01/13/2009       $111,100,000.00               03/13/2013        $46,692,000.00
02/13/2009       $111,100,000.00               04/13/2013        $44,579,000.00
03/13/2009       $111,100,000.00               05/13/2013        $42,297,000.00
04/13/2009       $111,100,000.00               06/13/2013        $40,163,000.00
05/13/2009       $111,100,000.00               07/13/2013        $37,860,000.00
06/13/2009       $111,100,000.00               08/13/2013        $35,705,000.00
07/13/2009       $111,100,000.00               09/13/2013        $33,539,000.00
08/13/2009       $111,100,000.00               10/13/2013        $31,207,000.00
09/13/2009       $111,100,000.00               11/13/2013        $29,020,000.00

                                      A-1

12/13/2013       $26,667,000.00
01/13/2014       $24,458,000.00
02/13/2014       $22,239,000.00
03/13/2014       $19,544,000.00
04/13/2014       $17,544,000.00
05/13/2014       $15,223,000.00
06/13/2014       $13,040,000.00
07/13/2014       $10,699,000.00
08/13/2014        $8,699,000.00
09/13/2014        $6,699,000.00
10/13/2014        $3,874,000.00
11/13/2014           $71,000.00
12/13/2014                $0.00

                                      A-2

                                   SCHEDULE B

            RATES USED IN DETERMINATION OF CLASS X PASS-THROUGH RATES

08/13/2005            0.00000%                  09/13/2009            5.57307%
09/13/2005            5.57250%                  10/13/2009            5.39312%
10/13/2005            5.39265%                  11/13/2009            5.57310%
11/13/2005            5.57253%                  12/13/2009            5.39315%
12/13/2005            5.39268%                  01/13/2010            5.39316%
01/13/2006            5.39269%                  02/13/2010            5.39317%
02/13/2006            5.39270%                  03/13/2010            5.39362%
03/13/2006            5.39298%                  04/13/2010            5.57317%
04/13/2006            5.57261%                  05/13/2010            5.39228%
05/13/2006            5.39275%                  06/13/2010            5.57478%
06/13/2006            5.57264%                  07/13/2010            5.44479%
07/13/2006            5.39277%                  08/13/2010            5.63068%
08/13/2006            5.57267%                  09/13/2010            5.64834%
09/13/2006            5.57268%                  10/13/2010            5.46615%
10/13/2006            5.39280%                  11/13/2010            5.64847%
11/13/2006            5.57270%                  12/13/2010            5.46627%
12/13/2006            5.39282%                  01/13/2011            5.46634%
01/13/2007            5.39283%                  02/13/2011            5.46640%
02/13/2007            5.39284%                  03/13/2011            5.46700%
03/13/2007            5.39316%                  04/13/2011            5.64881%
04/13/2007            5.57276%                  05/13/2011            5.46659%
05/13/2007            5.39287%                  06/13/2011            5.64894%
06/13/2007            5.57278%                  07/13/2011            5.46672%
07/13/2007            5.39289%                  08/13/2011            5.64908%
08/13/2007            5.57280%                  09/13/2011            5.64914%
09/13/2007            5.57281%                  10/13/2011            5.46690%
10/13/2007            5.39291%                  11/13/2011            5.64928%
11/13/2007            5.57283%                  12/13/2011            5.46703%
12/13/2007            5.39292%                  01/13/2012            5.64941%
01/13/2008            5.57285%                  02/13/2012            5.46716%
02/13/2008            5.39294%                  03/13/2012            5.46741%
03/13/2008            5.39307%                  04/13/2012            5.64963%
04/13/2008            5.57288%                  05/13/2012            5.46736%
05/13/2008            5.39296%                  06/13/2012            5.65965%
06/13/2008            5.57290%                  07/13/2012            5.47707%
07/13/2008            5.39298%                  08/13/2012            5.65979%
08/13/2008            5.57292%                  09/13/2012            5.65985%
09/13/2008            5.57293%                  10/13/2012            5.47726%
10/13/2008            5.39301%                  11/13/2012            5.65999%
11/13/2008            5.57295%                  12/13/2012            5.47738%
12/13/2008            5.39302%                  01/13/2013            5.47745%
01/13/2009            5.39303%                  02/13/2013            5.47751%
02/13/2009            5.39304%                  03/13/2013            5.47820%
03/13/2009            5.39346%                  04/13/2013            5.66035%
04/13/2009            5.57301%                  05/13/2013            5.47772%
05/13/2009            5.39307%                  06/13/2013            5.66049%
06/13/2009            5.57304%                  07/13/2013            5.47785%
07/13/2009            5.39309%                  08/13/2013            5.66019%
08/13/2009            5.57306%

                                      B-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)
                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

         EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

         1) multifamily or commercial mortgage loans;

         2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

         3) direct obligations of the United States or other governmental agencies; or

         4) any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

         o   provide for the accrual of interest based on fixed, variable or adjustable rates;

         o   be senior or subordinate to one or more other classes in respect of distributions;

         o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

         o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

         o   provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes;

         o   provide for sequential distributions of principal;

         o   provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE 9 IN THIS PROSPECTUS AND ON PAGE S-31 OF THE RELATED
PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

                   -------------------------------------------

                                 MORGAN STANLEY
                   The date of this Prospectus is June 7, 2005

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

         o   the timing of interest and principal payments;

         o   applicable interest rates;

         o   information about the trust fund's assets;

         o   information about any credit support or cash flow agreement;

         o   the rating for each class of certificates;

         o   information regarding the nature of any subordination;

         o   any circumstance in which the trust fund may be subject to early termination;

         o   whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

         o   the aggregate principal amount of each class of certificates;

         o   information regarding any master servicer, sub-servicer or special servicer; and

         o   whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE
INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of
Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at
1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.

                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers'
obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                                      -i-



                                      -ii-

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ
THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN



TITLE OF CERTIFICATES..................... Mortgage Pass-Through Certificates, issuable in series.

MORTGAGE POOL............................. Each trust fund will consist primarily of one or more segregated pools of:

                                           (1) multifamily or commercial mortgage loans;

                                           (2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

                                           (3) direct obligations of the United States or other governmental agencies; or

                                           (4) any combination of 1-3 above, as well as other property as described in the accompanying prospectus supplement.

                                           as to some or all of the mortgage loans, assignments of the leases of the related mortgaged properties or assignments of the rental payments due under those leases.

                                           Each trust fund for a series of certificates may also include:

                                           o   letters of credit, insurance policies, guarantees, reserve funds or other types of credit support; and

                                           o   currency or interest rate exchange agreements and other
                                               financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER.................................... Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR................................. Morgan Stanley Capital I Inc., a wholly-owned subsidiary of Morgan
                                           Stanley.

MASTER SERVICER........................... The master servicer, if any, for each series of certificates will be named in the related prospectus supplement. The master servicer may be an affiliate of Morgan Stanley Capital I Inc.

SPECIAL SERVICER.......................... The special servicer, if any, for each series of certificates will be named, or the circumstances in accordance with which a special servicer will be appointed will be described, in the related prospectus supplement. The special servicer may be an affiliate of
                                           Morgan Stanley Capital I Inc.

TRUSTEE................................... The trustee for each series of certificates will be named in the related prospectus supplement.

ORIGINATOR................................ The originator or originators of the mortgage loans will be named in the related prospectus supplement. An originator may be an affiliate of Morgan Stanley Capital I Inc. Morgan Stanley Capital I
                                           Inc. will purchase the

                                           mortgage loans or the mortgage backed securities or both, on or before the issuance of the related series of certificates.

                       INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS..................... Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of:

        (A)  MORTGAGE ASSETS.............. The mortgage loans and the mortgage backed securities, or one or the other, with respect to each series of certificates will consist of a pool of:

                                           o   multifamily or commercial mortgage loans or both;

                                           o   mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by mortgage loans; or

                                           o   a combination of mortgage loans and mortgage backed securities.

                                           The mortgage loans will not be guaranteed or insured by:

                                           o   Morgan Stanley Capital I Inc. or any of its affiliates; or

                                           o   unless the prospectus supplement so provides, any governmental agency or instrumentality or other person.

                                           The mortgage loans will be secured by first liens or junior liens on, or security interests in:

                                           o   residential properties consisting of five or more rental or cooperatively-owned dwelling units; or

                                           o   office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities,
                                               mini-warehouse facilities or self-storage facilities,
                                               industrial plants, congregate care facilities, mixed use
                                               commercial properties or other types of commercial properties.

                                           Unless otherwise provided in the prospectus supplement, the mortgage loans:

                                           o   will be secured by properties located in any of the fifty
                                               states, the District of Columbia or the Commonwealth of Puerto
                                               Rico;

                                           o   will have individual principal balances at origination of at least $25,000;

                                           o   will have original terms to maturity of not more than 40 years;
                                               and

                                           o   will be originated by persons other than Morgan Stanley Capital
                                               I Inc.

                                           Each mortgage loan may provide for the following payment terms:

                                           o   Each mortgage loan may provide for no accrual of interest or for accrual of interest at a fixed or adjustable rate or at a rate that may be converted from adjustable to fixed, or vice versa, from time to

                                                     -2-

                                               time at the borrower's election. Adjustable
                                               mortgage rates may be based on one or more indices.

                                           o   Each mortgage loan may provide for scheduled payments to
                                               maturity or payments that adjust from time to time to
                                               accommodate changes in the interest rate or to reflect the occurrence of certain events.

                                           o   Each mortgage loan may provide for negative amortization or accelerated amortization.

                                           o   Each mortgage loan may be fully amortizing or require a balloon payment due on the loan's stated maturity date.

                                           o   Each mortgage loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment.

                                           o   Each mortgage loan may provide for payments of principal,
                                               interest or both, on due dates that occur monthly, quarterly, semi-annually or at another interval as specified in the
                                               related prospectus supplement.

         (B) GOVERNMENT SECURITIES........ If the related prospectus supplement so specifies, the trust fund may include direct obligations of the United States, agencies of the United States or agencies created by government entities which provide for payment of interest or principal or both.

         (C) COLLECTION ACCOUNTS.......... Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders. The person(s)
                                           designated in the related prospectus supplement will, to the extent described in this prospectus and the prospectus supplement, deposit into this account all payments and collections received or advanced with respect to the trust fund's assets. The collection account may be either interest bearing or non-interest bearing, and funds may be held in the account as cash or invested in short-term,
                                           investment grade obligations.

         (D) CREDIT SUPPORT............... If the related prospectus supplement so specifies, one or more classes of certificates may be provided with partial or full protection against certain defaults and losses on a trust fund's mortgage loans and mortgage backed securities.

                                           This protection may be provided by one or more of the following means:

                                           o   subordination of one or more other classes of certificates,

                                           o   letter of credit,

                                           o   insurance policy,

                                           o   guarantee,

                                           o   reserve fund or

                                           o   another type of credit support, or a combination thereof.

                                           The related prospectus supplement will describe the amount and types of credit support, the entity providing the credit support, if applicable, and

                                                     -3-

                                           related information. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any similar forms of credit support applicable to those mortgage backed securities.

         (E) CASH FLOW AGREEMENTS......... If the related prospectus supplement so provides, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the collection accounts will be invested at a specified rate. The trust fund also may include agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the trust fund's assets or on one or more classes of certificates.

                                           Agreements of this sort may include:

                                           o   interest rate exchange agreements,

                                           o   interest rate cap or floor agreements,

                                           o   currency exchange agreements or similar agreements. Currency exchange agreements might be included in a trust fund if some or all of the mortgage loans or mortgage backed securities, such as mortgage loans secured by mortgaged properties located outside the United States, are denominated in a non-United
                                               States currency.

                                           The related prospectus supplement will describe the principal terms of any guaranteed investment contract or other agreement and provide information with respect to the obligor. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any guaranteed investment contract or other agreements applicable to those mortgage backed securities.

DISTRIBUTIONS ON CERTIFICATES............  Each series of certificates will have the following characteristics:

                                           o   if the certificates evidence an interest in a trust fund that includes mortgage loans, the certificates will be issued
                                               pursuant to a pooling agreement;

                                           o   if the certificates evidence an interest in a trust fund that does not include mortgage loans, the certificates will be
                                               issued pursuant to a trust agreement;

                                           o   each series of certificates will include one or more classes of certificates;

                                           o   each series of certificates, including any class or classes not offered by this prospectus, will represent, in the aggregate, the entire beneficial ownership interest in the related trust fund;

                                           o   each class of certificates being offered to you, other than certain stripped interest certificates, will have a stated
                                               principal amount;

                                           o   each class of certificates being offered to you, other than certain stripped principal certificates, will accrue interest based on a fixed, variable or adjustable interest rate.

                                           The related prospectus supplement will specify the principal amount, if any, and the interest rate, if any, for each class of certificates. In the case of a variable or adjustable interest rate, the related prospectus supplement will specify the method for determining the rate.

                                                     -4-

                                           The certificates will not be guaranteed or insured by Morgan
                                           Stanley Capital I Inc. or any of its affiliates. The certificates also will not be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless the related prospectus supplement so provides.

         (A) INTEREST..................... Each class of certificates offered to you, other than stripped principal certificates and certain classes of stripped interest certificates, will accrue interest at the rate indicated in the prospectus supplement. Interest will be distributed to you as provided in the related prospectus supplement.

                                           Interest distributions:

                                           o   on stripped interest certificates may be made on the basis of the notional amount for that class, as described in the related prospectus supplement;

                                           o   may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies
                                               described in this prospectus and the related prospectus
                                               supplement.

         (B) PRINCIPAL.................... The certificates of each series initially will have an aggregate principal balance no greater than the outstanding principal balance of the trust fund's assets as of the close of business on the first day of the month during which the trust fund is formed, after application of scheduled payments due on or before that date, whether or not received. The related prospectus supplement may provide that the principal balance of the trust fund's assets will be determined as of a different date. The principal balance of a certificate at a given time represents the maximum amount that the holder is then entitled to receive of principal from future cash flow on the assets in the related trust fund.

                                           Unless the prospectus supplement provides otherwise, distributions of principal:

                                           o   will be made on each distribution date to the holders of the class or classes of certificates entitled to principal
                                               distributions, until the principal balances of those
                                               certificates have been reduced to zero; and

                                           o   will be made on a pro rata basis among all of the certificates of a given class or by random selection, as described in the prospectus supplement or otherwise established by the trustee.

                                           Stripped interest or interest-only certificates will not have a principal balance and will not receive distributions of principal.

ADVANCES.................................. Unless the related prospectus supplement otherwise provides, if a scheduled payment on a mortgage loan is delinquent and the master servicer determines that an advance would be recoverable, the master servicer will, in most cases, be required to advance the shortfall. Neither Morgan Stanley Capital I Inc. nor any of its
                                           affiliates will have any responsibility to make those advances.

                                                     -5-

                                           The master servicer:

                                           o   will be reimbursed for advances from subsequent recoveries from the delinquent mortgage loan or from other sources, as
                                               described in this prospectus and the related prospectus
                                               supplement; and

                                           o   will be entitled to interest on advances, if specified in the related prospectus supplement.

                                           If a particular trust fund includes mortgage backed securities, the prospectus supplement will describe any advance obligations applicable to those mortgage backed securities.

TERMINATION............................... The related prospectus supplement may provide for the optional early termination of the series of certificates through repurchase of the trust fund's assets by a specified party, under specified circumstances.

                                           The related prospectus supplement may provide for the early termination of the series of certificates in various ways
                                           including:

                                           o   optional early termination where a party identified in the prospectus supplement could repurchase the trust fund assets pursuant to circumstances specified in the prospectus
                                               supplement;

                                           o   termination through the solicitation of bids for the sale of all or a portion of the trust fund assets in the event the principal amount of a specified class or classes declines by a specified percentage amount on or after a specified date.

REGISTRATION OF CERTIFICATES.............. If the related prospectus supplement so provides, one or more classes of the certificates being offered to you will initially be represented by one or more certificates registered in the name of
                                           Cede & Co., as the nominee of Depository Trust Company. If the certificate you purchase is registered in the name of Cede & Co., you will not be entitled to receive a definitive certificate, except under the limited circumstances described in this
                                           prospectus.

TAX STATUS OF THE CERTIFICATES............ The certificates of each series will constitute either:

                                           o   regular interests and residual interests in a trust treated as a real estate mortgage investment conduit--known as a
                                               REMIC--undeR Sections 860A through 860G of the Internal Revenue
                                               Code; or

                                           o   interests in a trust treated as a grantor trust under
                                               applicable provisions of the Internal Revenue Code.

         (A) REMIC........................ The regular certificates of the REMIC generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. Some of the regular certificates of the REMIC may be issued with original issue discount for federal income tax purposes.

                                           A portion or, in certain cases, all of the income from REMIC residual certificates:

                                           o   may not be offset by any losses from other activities of the holder of those certificates;

                                                     -6-

                                           o   may be treated as unrelated business taxable income for holders of the residual certificates of the REMIC that are subject to tax on unrelated business taxable income, as defined in Section
                                               511 of the Internal Revenue Code; and

                                           o   may be subject to U.S. withholding tax.

                                           To the extent described in this prospectus and the related prospectus supplement, the certificates offered to you will be treated as:

                                           o   assets described in section 7701(a)(19)(C) of the Internal
                                               Revenue Code; and

                                           o   "real estate assets" within the meaning of sections
                                               856(c)(4)(A) and 856(c)(5)(B) of the Internal Revenue Code.

         (B) GRANTOR TRUST................ If no election is made to treat the trust fund relating to a series of certificates as a REMIC, the trust fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. If the trust fund is a grantor trust, you will be treated as an owner of an undivided pro rata interest in the mortgage pool or pool of securities and any other assets held by the trust fund. In certain cases the certificates may represent interests in a portion of a trust fund as to which one or more REMIC elections, as described above, are also made.

                                           Investors are advised to consult their tax advisors and to review
                                           "Federal Income Tax Consequences" in this prospectus and the related prospectus supplement.

ERISA CONSIDERATIONS...................... If you are subject to Title I of the Employee Retirement Income
                                           Security Act of 1974, as amended--also known as ERISA, or Section
                                           4975 of the Internal Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either statute.

                                           In general, the related prospectus supplement will specify that some of the classes of certificates may not be transferred unless the trustee and Morgan Stanley Capital I Inc. receive a letter of representations or an opinion of counsel to the effect that:

                                           o   the transfer will not result in a violation of the prohibited transaction provisions of ERISA or the Internal Revenue Code;

                                           o   the transfer will not cause the assets of the trust fund to be deemed "plan assets" for purposes of ERISA or the Internal
                                               Revenue Code; and

                                           o   the transfer will not subject any of the trustee, Morgan
                                               Stanley Capital I Inc. or any servicer to additional
                                               obligations.

LEGAL INVESTMENT.......................... The related prospectus supplement will specify whether any classes of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                           Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory

                                                     -7-

                                           authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and the sale of the offered certificates.

RATING.................................... At the date of issuance, each class of certificates of each series that are offered to you will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies.


                                                     -8-

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY MARKET
MAY MAKE IT DIFFICULT FOR YOU
TO RESELL YOUR CERTIFICATES        Secondary market considerations may make your
                                   certificates difficult to resell or less
                                   valuable than you anticipated for a variety
                                   of reasons, including:

                                   o  there may not be a secondary market for
                                      the certificates;

                                   o  if a secondary market develops, we cannot
                                      assure you that it will continue or will
                                      provide you with the liquidity of
                                      investment you may have anticipated. Lack
                                      of liquidity could result in a substantial
                                      decrease in the market value of your
                                      certificates;

                                   o  the market value of your certificates will
                                      fluctuate with changes in interest rates;

                                   o  the secondary market for certificates
                                      backed by residential mortgages may be
                                      more liquid than the secondary market for
                                      certificates backed by multifamily and
                                      commercial mortgages so if your liquidity
                                      assumptions were based on the secondary
                                      market for certificates backed by
                                      residential mortgages, your assumptions
                                      may not be correct;

                                   o  certificateholders have no redemption
                                      rights; and

                                   o  secondary market purchasers are limited to
                                      this prospectus, the related prospectus
                                      supplement and to the reports delivered to
                                      certificateholders for information
                                      concerning the certificates.

                                   Morgan Stanley & Co. Incorporated currently
                                   expects to make a secondary market in your
                                   certificates, but it has no obligation to do
                                   so.

THE TRUST FUND'S ASSETS MAY
BE INSUFFICIENT TO ALLOW
FOR REPAYMENT IN FULL ON
YOUR CERTIFICATES                  Unless the related prospectus supplement so
                                   specifies, the sole source of payment on your
                                   certificates will be proceeds from the assets
                                   included in the trust fund for each series of
                                   certificates and any form of credit
                                   enhancement specified in the related
                                   prospectus supplement. You will not have any
                                   claim against, or security interest in, the
                                   trust fund for any other series. In addition,
                                   in general, there is no recourse to Morgan
                                   Stanley Capital I Inc. or any other entity,
                                   and neither the certificates nor the
                                   underlying mortgage loans are guaranteed or
                                   insured by any governmental agency or
                                   instrumentality or any other entity.
                                   Therefore, if the trust fund's assets are
                                   insufficient to pay you your

                                      -9-

                                   expected return, in most situations you will
                                   not receive payment from any other source.
                                   Exceptions include:

                                   o   loan repurchase obligations in connection
                                       with a breach of certain of the
                                       representations and warranties; and

                                   o   advances on delinquent loans, to the
                                       extent the master servicer deems the
                                       advance will be recoverable.

                                   Because some of the representations and
                                   warranties with respect to the mortgage loans
                                   or mortgage backed securities may have been
                                   made or assigned in connection with transfers
                                   of the mortgage loans or mortgage backed
                                   securities prior to the closing date, the
                                   rights of the trustee and the
                                   certificateholders with respect to those
                                   representations or warranties will be limited
                                   to their rights as assignees. Unless the
                                   related prospectus supplement so specifies,
                                   neither Morgan Stanley Capital I Inc., the
                                   master servicer nor any affiliate thereof
                                   will have any obligation with respect to
                                   representations or warranties made by any
                                   other entity.

                                   There may be accounts, as described in the
                                   related prospectus supplement, maintained as
                                   credit support. The amounts in these accounts
                                   may be withdrawn, under conditions described
                                   in the related prospectus supplement. Any
                                   withdrawn amounts will not be available for
                                   the future payment of principal or interest
                                   on the certificates.

                                   If a series of certificates consists of one
                                   or more classes of subordinate certificates,
                                   the amount of any losses or shortfalls in
                                   collections of assets on any distribution
                                   date will be borne first by one or more
                                   classes of the subordinate certificates, as
                                   described in the related prospectus
                                   supplement. Thereafter, those losses or
                                   shortfalls will be borne by the remaining
                                   classes of certificates, in the priority and
                                   manner and subject to the limitations
                                   specified in the related prospectus
                                   supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                       The yield on your certificates may be reduced
                                   by prepayments on the mortgage loans or
                                   mortgage backed securities because
                                   prepayments affect the average life of the
                                   certificates. Prepayments can be voluntary,
                                   if permitted, and involuntary, such as
                                   prepayments resulting from casualty or
                                   condemnation, defaults and liquidations or
                                   repurchases upon breaches of representations
                                   and warranties. The investment performance of
                                   your certificates may vary materially and
                                   adversely from your expectation if the actual
                                   rate of prepayment is higher or lower than
                                   you anticipated.

                                   Voluntary prepayments may require the payment
                                   of a yield maintenance or prepayment premium.
                                   Nevertheless, we cannot assure you that the
                                   existence of the prepayment premium will
                                   cause a borrower to refrain from prepaying
                                   its mortgage loan nor can we assure you of
                                   the rate at which prepayments will occur.
                                   Morgan Stanley Mortgage Capital Inc., under
                                   certain circumstances, may be required to
                                   repurchase a mortgage loan from the trust
                                   fund if there has been a breach of a
                                   representation or warranty. The repurchase
                                   price paid will be passed through to you, as
                                   a certificateholder, with the same effect as
                                   if the mortgage loan had been prepaid in part
                                   or in full, except that no prepayment premium
                                   or yield maintenance charge would be payable.

                                      -10-

                                   Such a repurchase may therefore adversely
                                   affect the yield to maturity on your
                                   certificates.

                                   In a pool of mortgage loans, the rate of
                                   prepayment is unpredictable as it is
                                   influenced by a variety of factors including:

                                   o   the terms of the mortgage loans;

                                   o   the length of any prepayment lockout
                                       period;

                                   o   the prevailing interest rates;

                                   o   the availability of mortgage credit;

                                   o   the applicable yield maintenance charges
                                       or prepayment premiums;

                                   o   the servicer's ability to enforce those
                                       yield maintenance charges or prepayment
                                       premiums;

                                   o   the occurrence of casualties or natural
                                       disasters; and

                                   o   economic, demographic, tax, legal or
                                       other factors.

                                   There can be no assurance that the rate of
                                   prepayments will conform to any model
                                   described in this prospectus or in the
                                   related prospectus supplement.

                                   Some of the certificates may be more
                                   sensitive to prepayments than other
                                   certificates and in certain cases, the
                                   certificateholder holding these certificates
                                   may fail to recoup its original investment.
                                   You should carefully consider the specific
                                   characteristics of the certificates you
                                   purchase, as well as your investment approach
                                   and strategy. For instance, if you purchase a
                                   certificate at a premium, a prepayment may
                                   reduce the stream of interest payments you
                                   are entitled to receive on your certificate
                                   and your actual yield may be lower than your
                                   anticipated yield. Similarly, if you purchase
                                   a certificate which provides for the payment
                                   of interest only, or a certificate which
                                   provides for the payment of interest only
                                   after the occurrence of certain events, such
                                   as the retirement of one or more other
                                   classes of certificates of a series, you will
                                   probably be extremely sensitive to
                                   prepayments because a prepayment may reduce
                                   the stream of interest payments you are
                                   entitled to receive on your certificate.

IF PREPAYMENT PREMIUMS
ARE NOT ENFORCED, YOUR
CERTIFICATES MAY BE
ADVERSELY AFFECTED                 The yield on your certificates may be less
                                   than anticipated because the prepayment
                                   premium or yield maintenance required under
                                   certain prepayment scenarios may not be
                                   enforceable in some states or under federal
                                   bankruptcy laws.

                                   o   Some courts may consider the prepayment
                                       premium to be usurious.

                                   o   Even if the prepayment premium is
                                       enforceable, we cannot assure you that
                                       foreclosure proceeds will be sufficient
                                       to pay the prepayment premium.

                                      -11-

                                   o   Although the collateral substitution
                                       provisions related to defeasance are not
                                       suppose to be treated as a prepayment and
                                       should not affect your certificates, we
                                       cannot assure you that a court will not
                                       interpret the defeasance provisions as
                                       requiring a prepayment premium; nor can
                                       we assure you that if it is treated as a
                                       prepayment premium, the court will find
                                       the defeasance income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       As principal payments or prepayments are made
                                   on a mortgage loan, the mortgage pool will be
                                   exposed to concentration risks with respect
                                   to the diversity of mortgaged properties,
                                   types of mortgaged properties and number of
                                   borrowers. Classes that have a later
                                   sequential designation or a lower payment
                                   priority are more likely to be exposed to
                                   these concentration risks than are classes
                                   with an earlier sequential designation or
                                   higher priority. This is so because principal
                                   on the certificates will be payable in
                                   sequential order, and no class entitled to a
                                   distribution of principal will receive its
                                   principal until the principal amount of the
                                   preceding class or classes entitled to
                                   receive principal have been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                            Any rating assigned by a rating agency to a
                                   class of certificates reflects the rating
                                   agency's assessment of the likelihood that
                                   holders of the class of certificates will
                                   receive the payments to which they are
                                   entitled.

                                   o   The ratings do not assess the likelihood
                                       that you will receive timely payments on
                                       your certificates.

                                   o   The ratings do not assess the likelihood
                                       of prepayments, including those caused by
                                       defaults.

                                   o   The ratings do not assess the likelihood
                                       of early optional termination of the
                                       certificates.

                                   Each rating agency rating classes of a
                                   particular series will determine the amount,
                                   type and nature of credit support required
                                   for that series. This determination may be
                                   based on an actuarial analysis of the
                                   behavior of mortgage loans in a larger group
                                   taking into account the appraised value of
                                   the real estate and the commercial and
                                   multifamily real estate market.

                                   o   We cannot assure you that the historical
                                       data supporting the actuarial analysis
                                       will accurately reflect or predict the
                                       rate of delinquency, foreclosure or loss
                                       that will be experienced by the mortgage
                                       loans in a particular series.

                                   o   We cannot assure you that the appraised
                                       value of any property securing a mortgage
                                       loan in a particular series will remain
                                       stable throughout the life of your
                                       certificate.

                                   o   We cannot assure you that the real estate
                                       market will not experience an overall
                                       decline in property values nor can we
                                       assure you that the outstanding balance
                                       of any mortgage loan in a

                                      -12-

                                       particular series will always be less
                                       than the market value of the property
                                       securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE      If one or more rating agencies downgrade
                                   certificates of a series, your certificate
                                   will decrease in value. Because none of
                                   Morgan Stanley Capital I Inc., the seller,
                                   the master servicer, the trustee or any
                                   affiliate has any obligation to maintain a
                                   rating of a class of certificates, you will
                                   have no recourse if your certificate
                                   decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                  Repayment of a commercial or multifamily
                                   mortgage loan is dependent on the income
                                   produced by the property. Therefore, the
                                   borrower's ability to repay a mortgage loan
                                   depends primarily on the successful operation
                                   of the property and the net operating income
                                   derived from the property. Net operating
                                   income can be volatile and may be adversely
                                   affected by factors such as:

                                   o   economic conditions causing plant
                                       closings or industry slowdowns;

                                   o   an oversupply of available retail space,
                                       office space or multifamily housing;

                                   o   changes in consumer tastes and
                                       preferences;

                                   o   decrease in consumer confidence;

                                   o   retroactive changes in building codes;

                                   o   the age, design and construction quality
                                       of the property, including perceptions
                                       regarding the attractiveness, convenience
                                       or safety of the property;

                                   o   the age, design, construction quality and
                                       proximity of competing properties;

                                   o   increases in operating expenses due to
                                       external factors such as increases in
                                       heating or electricity costs;

                                   o   increases in operating expenses due to
                                       maintenance or improvements required at
                                       the property;

                                   o   a decline in the financial condition of a
                                       major tenant;

                                   o   a decline in rental rates as leases are
                                       renewed or entered into with new tenants;

                                   o   the concentration of a particular
                                       business type in a building;

                                   o   the length of tenant leases;

                                   o   the creditworthiness of tenants; and

                                   o   the property's "operating leverage."

                                      -13-

                                   Operating leverage refers to the percentage
                                   of total property expenses in relation to
                                   revenue, the ratio of fixed operating
                                   expenses to those that vary with revenue and
                                   the level of capital expenditures required to
                                   maintain the property and retain or replace
                                   tenants.

                                   If a commercial property is designed for a
                                   specific tenant, net operating income may be
                                   adversely affected if that tenant defaults
                                   under its obligations because properties
                                   designed for a specific tenant often require
                                   substantial renovation before it is suitable
                                   for a new tenant. As a result, the proceeds
                                   from liquidating this type of property
                                   following foreclosure might be insufficient
                                   to cover the principal and interest due under
                                   the loan.

                                   It is anticipated that a substantial portion
                                   of the mortgage loans included in any trust
                                   fund will be nonrecourse loans or loans for
                                   which recourse may be restricted or
                                   unenforceable. Therefore, if a borrower
                                   defaults, recourse may be had only against
                                   the specific property and any other assets
                                   that have been pledged to secure the related
                                   mortgage loan.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT OPERATING
INCOME                             Various factors may adversely affect the
                                   value of the mortgaged properties without
                                   affecting the properties' current net
                                   operating income. These factors include among
                                   others:

                                   o   changes in governmental regulations,
                                       fiscal policy, zoning or tax laws;

                                   o   potential environmental legislation or
                                       liabilities or other legal liabilities;

                                   o   the availability of refinancing; and

                                   o   changes in interest rate levels or yields
                                       required by investors in income producing
                                       commercial properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT              The successful operation of a real estate
                                   project depends upon the property manager's
                                   performance and viability. The property
                                   manager is responsible for:

                                   o   responding to changes in the local
                                       market;

                                   o   planning and implementing the rental
                                       structure;

                                   o   operating the property and providing
                                       building services;

                                   o   managing operating expenses; and

                                   o   assuring that maintenance and capital
                                       improvements are carried out in a timely
                                       fashion.

                                   A good property manager, by controlling
                                   costs, providing appropriate service to
                                   tenants and seeing to the maintenance of
                                   improvements, can improve cash flow, reduce
                                   vacancy, leasing and repair costs and

                                      -14-

                                   preserve building value. On the other hand,
                                   management errors can, in some cases, impair
                                   short-term cash flow and the long term
                                   viability of an income producing property.
                                   Properties deriving revenues primarily from
                                   short-term sources are generally more
                                   management intensive than properties leased
                                   to creditworthy tenants under long-term
                                   leases.

                                   Morgan Stanley Capital I Inc. makes no
                                   representation or warranty as to the skills
                                   of any present or future managers.
                                   Additionally, Morgan Stanley Capital I Inc.
                                   cannot assure you that the property managers
                                   will be in a financial condition to fulfill
                                   their management responsibilities throughout
                                   the terms of their respective management
                                   agreements.

YOU SHOULD CONSIDER THE NUMBER
OF MORTGAGE LOANS IN THE POOL      Assuming pools of equal aggregate unpaid
                                   principal balances, the concentration of
                                   default, foreclosure and loss in a trust fund
                                   containing fewer mortgage loans will
                                   generally be higher than that in trust fund
                                   containing more mortgage loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED          Payments under the mortgage loans are
                                   generally not insured or guaranteed by any
                                   person or entity.

                                   In general, the borrowers under the mortgage
                                   loans will be entities created to own or
                                   purchase the related commercial property. The
                                   borrowers are set up this way, in significant
                                   part, to isolate the property from the debts
                                   and liabilities of the person creating the
                                   entity. Unless otherwise specified, the loan
                                   will represent a nonrecourse obligation of
                                   the related borrower secured by the lien of
                                   the related mortgage and the related lease
                                   assignments. Even if the loan is recourse,
                                   the borrower generally will not have any
                                   significant assets other than the property or
                                   properties and the related leases, which will
                                   be pledged to the trustee. Therefore,
                                   payments on the loans and, in turn, payments
                                   of principal and interest on your
                                   certificates, will depend primarily or solely
                                   on rental payments by the lessees. Those
                                   rental payments will, in turn, depend on
                                   continued occupancy by, or the
                                   creditworthiness of, those lessees. Both
                                   continued occupancy and creditworthiness may
                                   be adversely affected by a general economic
                                   downturn or an adverse change in the lessees'
                                   financial conditions.

BORROWER MAY BE UNABLE TO REPAY
THE REMAINING PRINCIPAL BALANCE
ON ITS MATURITY DATE WHICH WOULD
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES                       Some of the mortgage loans may not be fully
                                   amortizing over their terms to maturity and
                                   will require substantial principal
                                   payments--i.e., balloon payments--at their
                                   stated maturity. Mortgage loans with balloon
                                   payments involve a greater degree of risk
                                   because a borrower's ability to make a
                                   balloon payment typically will depend upon
                                   its ability either to timely refinance the
                                   loan or to timely sell the mortgaged
                                   property. However, refinancing a loan or
                                   selling the property will be affected by a
                                   number of factors, including:

                                   o   interest rates;

                                   o   the borrower's equity in the property;

                                      -15-

                                   o   the financial condition and operating
                                       history of the borrower and the property;

                                   o   tax laws;

                                   o   renewability of operating licenses;

                                   o   prevailing economic conditions and the
                                       availability of credit for commercial and
                                       multifamily properties;

                                   o   with respect to certain multifamily
                                       properties and mobile home parks, rent
                                       control laws; and

                                   o   with respect to hospitals, nursing homes
                                       and convalescent homes, reimbursement
                                       rates from private and public coverage
                                       providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS
ARE AVAILABLE TO SATISFY ANY
JUNIOR MORTGAGE LOANS              If the prospectus supplement so specifies,
                                   some of the mortgage loans may be secured
                                   primarily by junior mortgages. In the event
                                   of a liquidation, satisfaction of a mortgage
                                   loan secured by a junior mortgage will be
                                   subordinate to the satisfaction of the
                                   related senior mortgage loan. If the proceeds
                                   are insufficient to satisfy the junior
                                   mortgage and the related senior mortgage, the
                                   junior mortgage loan in the trust fund would
                                   suffer a loss and the class of certificate
                                   you own may bear that loss. Therefore, any
                                   risks of deficiencies associated with first
                                   mortgage loans will be even greater in the
                                   case of junior mortgage loans. See "--Risks
                                   Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       If the related prospectus supplement so
                                   specifies, a master servicer, a sub-servicer
                                   or a special servicer will be permitted,
                                   within prescribed parameters, to extend and
                                   modify whole loans that are in default or as
                                   to which a payment default is imminent. Any
                                   ability to extend or modify may apply, in
                                   particular, to whole loans with balloon
                                   payments. In addition, a master servicer, a
                                   sub-servicer or a special servicer may
                                   receive a workout fee based on receipts from,
                                   or proceeds of, those whole loans. While any
                                   entity granting this type of extension or
                                   modification generally will be required to
                                   determine that the extension or modification
                                   is reasonably likely to produce a greater
                                   recovery on a present value basis than
                                   liquidation, there is no assurance this will
                                   be the case. Additionally, if the related
                                   prospectus supplement so specifies, some of
                                   the mortgage loans included in the mortgage
                                   pool may have been subject to workouts or
                                   similar arrangements following prior periods
                                   of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               The bankruptcy or insolvency of a major
                                   tenant, or of a number of smaller tenants may
                                   adversely affect the income produced by a
                                   mortgaged property. Under the Bankruptcy
                                   Code, a tenant has the option of assuming or
                                   rejecting any unexpired lease. If the tenant
                                   rejects the lease, the landlord's claim would
                                   be a general unsecured claim against the
                                   tenant, absent collateral securing the claim.
                                   The claim would be limited to the unpaid rent
                                   reserved for the periods prior to the
                                   bankruptcy petition or the earlier surrender
                                   of the leased

                                      -16-

                                   premises, which are unrelated to the
                                   rejection, plus the greater of one year's
                                   rent or 15% of the remaining rent reserved
                                   under the lease, but not more than three
                                   years' rent to cover any rejection related
                                   claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               Under the Bankruptcy Code, the filing of a
                                   petition in bankruptcy by or against a
                                   borrower will stay the sale of the real
                                   property owned by that borrower, as well as
                                   the commencement or continuation of a
                                   foreclosure action. In addition, if a court
                                   determines that the value of the mortgaged
                                   property is less than the principal balance
                                   of the mortgage loan it secures, the court
                                   may prevent a lender from foreclosing on the
                                   mortgaged property, subject to certain
                                   protections available to the lender. As part
                                   of a restructuring plan, a court also may
                                   reduce the amount of secured indebtedness to
                                   the then-value of the mortgaged property.
                                   Such an action would make the lender a
                                   general unsecured creditor for the difference
                                   between the then-value and the amount of its
                                   outstanding mortgage indebtedness. A
                                   bankruptcy court also may:

                                   o   grant a debtor a reasonable time to cure
                                       a payment default on a mortgage loan;

                                   o   reduce monthly payments due under a
                                       mortgage loan;

                                   o   change the rate of interest due on a
                                       mortgage loan; or

                                   o   otherwise alter the mortgage loan's
                                       repayment schedule.

                                   Moreover, the filing of a petition in
                                   bankruptcy by, or on behalf of, a junior
                                   lienholder may stay the senior lienholder
                                   from taking action to foreclose on the
                                   mortgaged property in a manner that would
                                   substantially diminish the position of the
                                   junior lien. Additionally, the borrower's
                                   trustee or the borrower, as
                                   debtor-in-possession, has certain special
                                   powers to avoid, subordinate or disallow
                                   debts. In certain circumstances, the claims
                                   of the trustee may be subordinated to
                                   financing obtained by a debtor-in-possession
                                   subsequent to its bankruptcy.

                                   Under the Bankruptcy Code, the lender will be
                                   stayed from enforcing a borrower's assignment
                                   of rents and leases. The Bankruptcy Code also
                                   may interfere with the lender's ability to
                                   enforce lockbox requirements. The legal
                                   proceedings necessary to resolve these issues
                                   can be time consuming and may significantly
                                   delay the receipt of rents. Rents also may
                                   escape an assignment to the extent they are
                                   used by the borrower to maintain the
                                   mortgaged property or for other court
                                   authorized expenses.

                                   As a result of the foregoing, the lender's
                                   recovery with respect to borrowers in
                                   bankruptcy proceedings may be significantly
                                   delayed, and the aggregate amount ultimately
                                   collected may be substantially less than the
                                   amount owed.

                                      -17-

SOPHISTICATION OF THE
BORROWER MAY ADVERSELY
AFFECT PAYMENT
ON YOUR CERTIFICATES               In general, the mortgage loans will be made
                                   to partnerships, corporations or other
                                   entities rather than individuals. This may
                                   entail greater risks of loss from delinquency
                                   and foreclosure than do single family
                                   mortgage loans. In addition, the borrowers
                                   under commercial mortgage loans may be more
                                   sophisticated than the average single family
                                   home borrower. This may increase the
                                   likelihood of protracted litigation or the
                                   likelihood of bankruptcy in default
                                   situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH
COULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES       Although the prospectus supplement for a
                                   series of certificates will describe the
                                   credit support for the related trust fund,
                                   the credit support will be limited in amount
                                   and coverage and may not cover all potential
                                   losses or risks. Use of credit support will
                                   be subject to the conditions and limitations
                                   described in the prospectus and in the
                                   related prospectus supplement. Moreover, any
                                   applicable credit support may not cover all
                                   potential losses or risks. For example,
                                   credit support may not cover fraud or
                                   negligence by a mortgage loan originator or
                                   other parties.

                                   A series of certificates may include one or
                                   more classes of subordinate certificates,
                                   which may include certificates being offered
                                   to you. Although subordination is intended to
                                   reduce the senior certificateholders' risk of
                                   delinquent distributions or ultimate losses,
                                   the amount of subordination will be limited
                                   and may decline under certain circumstances.
                                   In addition, if principal payments are made
                                   in a specified order of priority, and limits
                                   exist with respect to the aggregate amount of
                                   claims under any related credit support, the
                                   credit support may be exhausted before the
                                   principal of the certificate classes with
                                   lower priority has been repaid. Significant
                                   losses and shortfalls on the assets
                                   consequently may fall primarily upon classes
                                   of certificates having a lower payment
                                   priority. Moreover, if a form of credit
                                   support covers more than one series of
                                   certificates, holders of certificates
                                   evidencing an interest in a covered series
                                   will be subject to the risk that the credit
                                   support will be exhausted by the claims of
                                   other covered series.

                                   The amount of any credit support supporting
                                   one or more classes of certificates being
                                   offered to you, including the subordination
                                   of one or more classes will be determined on
                                   the basis of criteria established by each
                                   pertinent rating agency. Those criteria will
                                   be based on an assumed level of defaults,
                                   delinquencies, other losses or other factors.
                                   However, the loss experience on the related
                                   mortgage loans or mortgage backed securities
                                   may exceed the assumed levels. See
                                   "Description of Credit Support."

                                   Regardless of the form of any credit
                                   enhancement, the amount of coverage will be
                                   limited and, in most cases, will be subject
                                   to periodic reduction, in accordance with a
                                   schedule or formula. The master servicer
                                   generally will be permitted to reduce,
                                   terminate or substitute all or a portion of
                                   the credit enhancement for any series of
                                   certificates, if the applicable rating agency
                                   indicates that the then-current ratings will
                                   not be adversely affected. A rating agency
                                   may lower the ratings of any series of
                                   certificates if the obligations of any credit
                                   support

                                      -18-

                                   provider are downgraded. The ratings also may
                                   be lowered if losses on the related mortgage
                                   loans or MBS substantially exceed the level
                                   contemplated by the rating agency at the time
                                   of its initial rating analysis. Neither
                                   Morgan Stanley Capital I Inc., the master
                                   servicer nor any of their affiliates will
                                   have any obligation to replace or supplement
                                   any credit enhancement, or to take any other
                                   action to maintain any ratings of any series
                                   of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY NOT
RECOVER THEIR INITIAL
INVESTMENTS                        To the extent described in this prospectus,
                                   the subordinate certificateholders' rights to
                                   receive distributions with respect to the
                                   assets to which they would otherwise be
                                   entitled will be subordinate to the rights of
                                   the senior certificateholders and of the
                                   master servicer, if the master servicer is
                                   paid its servicing fee, including any unpaid
                                   servicing fees with respect to one or more
                                   prior periods, and is reimbursed for certain
                                   unreimbursed advances and unreimbursed
                                   liquidation expenses. As a result, investors
                                   in subordinate certificates must be prepared
                                   to bear the risk that they may be subject to
                                   delays in payment and may not recover their
                                   initial investments.

                                   The yields on the subordinate certificates
                                   may be extremely sensitive to the loss
                                   experience of the assets and the timing of
                                   any losses. If the actual rate and amount of
                                   losses experienced by the assets exceed the
                                   rate and amount assumed by an investor, the
                                   yields to maturity on the subordinate
                                   certificates may be lower than anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       The mortgage loans may contain due-on-sale
                                   clauses, which permit a lender to accelerate
                                   the maturity of the mortgage loan if the
                                   borrower sells, transfers or conveys the
                                   related mortgaged property or its interest in
                                   the mortgaged property and debt-acceleration
                                   clauses, which permit a lender to accelerate
                                   the loan upon a monetary or non-monetary
                                   default by the borrower. These clauses are
                                   generally enforceable. The courts of all
                                   states will enforce clauses providing for
                                   acceleration in the event of a material
                                   payment default. The equity courts, however,
                                   may refuse to enforce these clauses if
                                   acceleration of the indebtedness would be
                                   inequitable, unjust or unconscionable.

                                   If the related prospectus supplement so
                                   specifies, the mortgage loans will be secured
                                   by an assignment of leases and rents.
                                   Pursuant to those assignments, the borrower
                                   typically assigns its right, title and
                                   interest as landlord under the leases on the
                                   related mortgaged property and the income
                                   derived from the leases to the lender as
                                   further security for the related mortgage
                                   loan, while retaining a license to collect
                                   rents as long as there is no default. If the
                                   borrower defaults, the license terminates and
                                   the lender is entitled to collect rents.
                                   These assignments are typically not perfected
                                   as security interests prior to actual
                                   possession of the cash flows. Some state laws
                                   may require that the lender take possession
                                   of the mortgaged property and obtain judicial
                                   appointment of a receiver before becoming
                                   entitled to collect the rents. In addition,
                                   if bankruptcy or similar proceedings are
                                   commenced by or in respect of the borrower,
                                   the lender's ability to collect the rents may
                                   be adversely

                                      -19-

                                   affected. See "Legal Aspects of the Mortgage
                                   Loans and the Leases--Leases and Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Real property pledged as security for a
                                   mortgage loan may be subject to environmental
                                   risks. Under federal law and the laws of
                                   certain states, contamination of a property
                                   may give rise to a lien on the property to
                                   assure the costs of cleanup. In several
                                   states, this type of lien has priority over
                                   the lien of an existing mortgage against the
                                   property. Moreover, the presence of hazardous
                                   or toxic substances, or the failure to
                                   remediate the property, may adversely affect
                                   the owner or operator's ability to borrow
                                   using the property as collateral. In
                                   addition, under the laws of some states and
                                   under CERCLA and other federal law, a lender
                                   may become liable, as an "owner operator,"
                                   for costs of addressing releases or
                                   threatened releases of hazardous substances
                                   that require remedy at a property, if agents
                                   or employees of the lender have become
                                   sufficiently involved in the management or
                                   operations of the borrower. Liability may be
                                   imposed even if the environmental damage or
                                   threat was caused by a prior owner.

                                   Under certain circumstances, a lender also
                                   risks this type of liability on foreclosure
                                   of the mortgage. Unless the related
                                   prospectus supplement specifies otherwise,
                                   neither the master servicer, the sub-servicer
                                   nor the special servicer may acquire title to
                                   a mortgaged property or take over its
                                   operation unless the master servicer has
                                   previously determined, based upon a report
                                   prepared by a person who regularly conducts
                                   environmental audits, that:

                                   o   the mortgaged property is in compliance
                                       with applicable environmental laws, and
                                       there are no circumstances present at the
                                       mortgaged property for which
                                       investigation, testing, monitoring,
                                       containment, clean-up or remediation
                                       could be required under any federal,
                                       state or local law or regulation; or

                                   o   if the mortgaged property is not in
                                       compliance with applicable environmental
                                       laws or circumstances requiring any of
                                       the foregoing actions are present, that
                                       it would be in the best economic interest
                                       of the trust fund to acquire title to the
                                       mortgaged property and take the actions
                                       as would be necessary and appropriate to
                                       effect compliance or respond to those
                                       circumstances.

                                   See "Legal Aspects of the Mortgage Loans and
                                   Leases--Environmental Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES              Generally, ERISA applies to investments made
                                   by employee benefit plans and transactions
                                   involving the assets of those plans. Due to
                                   the complexity of regulations governing those
                                   plans, prospective investors that are subject
                                   to ERISA are urged to consult their own
                                   counsel regarding consequences under ERISA of
                                   acquisition, ownership and disposition of the
                                   offered certificates of any series.

                                      -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                        Except as provided in the prospectus
                                   supplement, REMIC residual certificates are
                                   anticipated to have "phantom income"
                                   associated with them. That is, taxable income
                                   is anticipated to be allocated to the REMIC
                                   residual certificates in the early years of
                                   the existence of the related REMIC--even if
                                   the REMIC residual certificates receive no
                                   distributions from the related REMIC--with a
                                   corresponding amount of losses allocated to
                                   the REMIC residual certificates in later
                                   years. Accordingly, the present value of the
                                   tax detriments associated with the REMIC
                                   residual certificates may significantly
                                   exceed the present value of the tax benefits
                                   related thereto, and the REMIC residual
                                   certificates may have a negative "value."

                                   Moreover, the REMIC residual certificates
                                   will, in effect, be allocated an amount of
                                   gross income equal to the non-interest
                                   expenses of the REMIC, but those expenses
                                   will be deductible only as itemized
                                   deductions, and will be subject to all the
                                   limitations applicable to itemized
                                   deductions, by holders of REMIC residual
                                   certificates that are individuals.
                                   Accordingly, investment in the REMIC residual
                                   certificates generally will not be suitable
                                   for individuals or for certain pass-through
                                   entities, such as partnerships or S
                                   corporations, that have individuals as
                                   partners or shareholders. In addition, REMIC
                                   residual certificates are subject to
                                   restrictions on transfer. Finally,
                                   prospective purchasers of a REMIC residual
                                   certificate should be aware that Treasury
                                   Department regulations do not permit certain
                                   REMIC residual interests to be marked to
                                   market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES      Under certain circumstances, the consent or
                                   approval of the holders of a specified
                                   percentage of the aggregate principal balance
                                   of all outstanding certificates of a series
                                   or a similar means of allocating
                                   decision-making will be required to direct
                                   certain actions. The actions may include
                                   directing the special servicer or the master
                                   servicer regarding measures to be taken with
                                   respect to some of the mortgage loans and
                                   real estate owned properties and amending the
                                   relevant pooling agreement or trust
                                   agreement. The consent or approval of these
                                   holders will be sufficient to bind all
                                   certificateholders of the relevant series.
                                   See "Description of the Agreements--Events of
                                   Default," "--Rights Upon Event of Default,"
                                   and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               There may be pending or threatened legal
                                   proceedings against the borrowers and
                                   managers of the mortgaged properties and
                                   their respective affiliates arising out of
                                   the ordinary business of the borrowers,
                                   managers and affiliates. This litigation
                                   could cause a delay in the payment on your
                                   certificates. Therefore, we cannot assure you
                                   that this type of litigation would not have a
                                   material adverse effect on your certificates.

                                      -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Under the Americans with Disabilities Act of
                                   1990, all public accommodations are required
                                   to meet federal requirements related to
                                   access and use by disabled persons. Borrowers
                                   may incur costs complying with the Americans
                                   with Disabilities Act of 1990. In addition,
                                   noncompliance could result in the imposition
                                   of fines by the federal government or an
                                   award of damages to private litigants. These
                                   costs of complying with the Americans with
                                   Disabilities Act of 1990 and the possible
                                   imposition of fines for noncompliance would
                                   result in additional expenses on the
                                   mortgaged properties, which could have an
                                   adverse effect on your certificates.

IF YOUR CERTIFICATE IS BOOK-
ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE
TRUSTEE                            If the prospectus supplement so provides, one
                                   or more classes of the certificates offered
                                   to you will be initially represented by one
                                   or more certificates for each class
                                   registered in the name of Cede & Co., the
                                   nominee for the Depository Trust Company. If
                                   you purchase this type of certificate:

                                   o   your certificate will not be registered
                                       in your name or the name of your nominee;

                                   o   you will not be recognized by the trustee
                                       as a certificateholder; and

                                   o   you will be able to exercise your right
                                       as a certificateholder only through the
                                       Depository Trust Company and its
                                       participating organizations.

                                   You will be recognized as a certificateholder
                                   only if and when definitive certificates are
                                   issued. See "Description of the
                                   Certificates--Book-Entry Registration and
                                   Definitive Certificates."

                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                                      -22-

                         DESCRIPTION OF THE TRUST FUNDS

      Capitalized terms are defined in the "Glossary of Terms" beginning on page
112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

     o   multifamily mortgage loans, commercial mortgage loans or both;

     o   mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;

     o   direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a)
         interest-bearing securities, (b) non-interest bearing securities, (c)
         originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d)
         interest-bearing securities from which the right to payment of principal has been removed; or

     o   a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by
Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

  GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

     o   Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

     o   Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the
District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily
Properties may include mixed commercial and residential structures and may include apartment

                                      -23-

buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

  LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if
specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

  DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which

                                      -24-

means that, absent special facts, the lender may look only to the Net Operating
Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income"
means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses;
however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See
"--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt
Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related
Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

                                      -25-

     Appraised values for income-producing properties may be based on:

     o   the recent resale value of comparable properties at the date of the appraisal;

     o   the cost of replacing the property;

     o   a projection of value based upon the property's projected net cash flow; or

     o   a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

     o   it is often difficult to find truly comparable properties that have recently been sold;

     o   the replacement cost of a property may have little to do with its current market value;

     o   income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

     o   more than one of the appraisal methods may be used and each may produce significantly different results; and

     o   if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage
         Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The
Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect
Payment On Your Certificates," "--Your Certificates Will Bear Losses If
Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and
"--Obligor Default May Adversely Affect Payment on Your Certificates."

  LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan and

     o   the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:

     o   the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides

                                      -26-

         otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;

     o   the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

     o   the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

     o   the earliest and latest origination date and maturity date of the mortgage loans;

     o   the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

     o   the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o   the state or states in which most of the mortgaged properties are located;

     o   information with respect to the prepayment provisions, if any, of the mortgage loans;

     o   the weighted average Retained Interest, if any;

     o   with respect to mortgage loans with adjustable mortgage rates, the
         Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

     o   the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

     o   information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss
Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital
I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current
Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

  PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

     o   have individual principal balances at origination of not less than
         $25,000;

     o   have original terms to maturity of not more than 40 years; and

     o   provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated
maturity date, in each

                                      -27-

case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout
Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the
MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on
MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer.
The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amount or
         Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

     o   the original and remaining term to stated maturity of the MBS, if applicable;

     o   whether the MBS is entitled only to interest payments, only to principal payments or to both;

     o   the pass-through or bond rate of the MBS or formula for determining the rates, if any;

     o   the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

     o   the MBS issuer, MBS servicer and MBS trustee, as applicable;

     o   characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

     o   the terms on which the MBS or the related Underlying Mortgage Loans or
         Underlying MBS may, or are required to, be purchased prior to their maturity;

                                      -28-

     o   the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

     o   the servicing fees payable under the MBS Agreement;

     o   the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in
         Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

     o   the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

     o   whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the
         Participants Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc.
that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the
MBS described in the preceding paragraph and, in particular, will disclose the
Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amounts or
         Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

     o   the original and remaining terms to stated maturity of the government securities;

     o   whether the government securities are entitled only to interest payments, only to principal payments or to both;

     o   the interest rates of the government securities or the formula to determine the rates, if any;

     o   the applicable payment provisions for the government securities; and

     o   to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United
         States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the
Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the

                                      -29-

prospectus supplement for a series of certificates. See "Risk Factors--Credit
Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On
Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley
Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

     o   the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

     o   the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

     o   whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

                                      -30-

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual
Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the
Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the
Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a
Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The
Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

     o   will correspond to the rate of principal payments on the assets in the related trust fund;

     o   is likely to be affected by the existence of Lockout Periods and
         Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

     o   is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of

                                      -31-

principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any
Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution
Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the
MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover,
CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified
Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that

                                      -32-

prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity.
Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

  FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

  DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or
"due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole
Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and
"Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                                      -33-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:

     o   provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

     o   be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

     o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

     o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

     o   provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

     o   provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

     o   provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component; or

     o   do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped
Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You
Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate
Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the

                                      -34-

certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution
Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the
Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1.  the total amount of all cash on deposit in the related Certificate
         Account as of the corresponding Determination Date, exclusive of:

          o   all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

          o   unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds,
              Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

          o   all amounts in the Certificate Account that are due or
              reimbursable to Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related
              prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2.  if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3.  all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution
         Date;

     4.  if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5.  unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each
Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal
Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a
360-day year consisting of twelve 30-day months.

                                      -35-

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate
Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the
Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional
Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped
Interest Certificates will be described in the related prospectus supplement.
Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate
Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to
Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the
Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And
Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment
Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and
"Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped
Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding
Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued
Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each
Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the
Certificate Balance of that class has been reduced to zero. Stripped Interest
Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates"
and "--Distributions of Principal of the

                                      -36-

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY
PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution
Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any
Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each
Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date.
The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related
Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of
Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series.
However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are
less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

                                      -37-

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I
Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3) the amount of the distribution allocable to

         o    prepayment premiums and

         o    payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

         o    one scheduled payment is delinquent,

         o    two scheduled payments are delinquent,

         o    three or more scheduled payments are delinquent and

         o    foreclosure proceedings have been commenced;

     (8) with respect to each Whole Loan that is delinquent two or more months:

         o    the loan number thereof,

         o    the unpaid balance thereof,

         o    whether the delinquency is in respect of any balloon payment,

         o    the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

         o    if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

         o    whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

         o    whether foreclosure proceedings have been commenced and, if so, the date so commenced and

                                      -38-

          o   if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9)  with respect to any Whole Loan liquidated during the related Due
          Period other than by payment in full:

          o   the loan number thereof,

          o   the manner in which it was liquidated and

          o   the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

          o   the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

          o   the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

          o   the loan number of the related mortgage loan and

          o   the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

          o   the book value,

          o   the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

          o   the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

          o   if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

          o   the loan number of the related mortgage loan,

          o   the aggregate amount of sale proceeds,

          o   the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO
              Property or the related mortgage loan and

          o   the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate
          Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related
          Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution
          Date;

                                      -39-

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution
          Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the
          Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o   default interest,

          o   late charges and

          o   assumption and modification fees collected during the related Due
              Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to
Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

     o   the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and

     o   the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

                                      -40-

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the
Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended. DTC was created to hold securities for its
Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates.
Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect
Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution
Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its
Participants which thereafter will be required to forward them to Indirect
Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of
DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which
Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate
Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

     o   Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley
         Capital I Inc. is unable to locate a qualified successor, or

                                      -41-

     o   Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners.
Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust
Agreement.

     o   A Pooling Agreement will be used where the trust fund includes Whole
         Loans. The parties to a Pooling Agreement will be Morgan Stanley
         Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of
         Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

     o   A Trust Agreement will be used where the trust fund does not include
         Whole Loans. The parties to a Trust Agreement will be Morgan Stanley
         Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration
Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each
Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan
Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc.,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New
York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley
Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

     o   in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the

                                      -42-

         original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value,
         Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

     o   in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.
However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the
Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders.
Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan
Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor
Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital
I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form,
Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the
Government Security or MBS, as applicable, to the trustee for the benefit of

                                      -43-

the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation"
within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan
Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:

     o   the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

     o   the existence of title insurance insuring the lien priority of the
         Whole Loan;

     o   the authority of the Warrantying Party to sell the Whole Loan;

     o   the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

     o   the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

     o   the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to
Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting
Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each
Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole
Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

     o   the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the
         Warrantying Party was notified of the breach, at the Purchase Price; or

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the
         Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

                                      -44-

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the
Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the
Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

     o   the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

     o   the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default"
and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

  GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the
Certificate Account, which must be either

     o   an account or accounts the deposits in which are insured by the Bank
         Insurance Fund or the Savings Association Insurance Fund of the FDIC,
         to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the
         Certificate Account is maintained or

     o   otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted
Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The
Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating
Agency or Agencies and so specified in the related prospectus supplement, a
Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

                                      -45-

  DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained
Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1)   all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2)   all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all Insurance Proceeds and all Liquidation
           Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3)   any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4)   any advances made as described under "Description of the
           Certificates--Advances in Respect of Delinquencies";

     (5)   any amounts representing prepayment premiums;

     (6)   any amounts paid under any Cash Flow Agreement, as described under
           "Description of the Trust Funds--Cash Flow Agreements";

     (7)   all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I
           Inc., any asset seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and
           "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under
           "--Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described above under "Description of the
           Certificates--Termination";

     (8)   any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained
           Interest; Servicing Compensation and Payment of Expenses";

     (9)   to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10)  all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11)  any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12)  any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

                                      -46-

  WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1)   to make distributions to the certificateholders on each Distribution
           Date;

     (2)   to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in
           Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and Retained Interest, on and principal of the particular Whole
           Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole
           Loans;

     (3)   to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to
           Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation
           Proceeds and Insurance Proceeds collected on the particular Whole
           Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of
           Credit Support with respect to such Whole Loans and properties;

     (4)   to reimburse a master servicer for any advances described in clause
           (2) above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related
           Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate
           Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5)   if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause
           (3) above while these amounts remain outstanding and unreimbursed;

     (6)   to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7)   to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters
           Regarding a Master Servicer and the Depositor";

     (8)   if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9)   to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10)  unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the
           Certificate Account;

     (11)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

                                      -47-

     (12)  to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13)  if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax
           Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14)  to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15)  to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;

     (16)  to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;

     (17)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets;
           Repurchase" and "--Representations and Warranties; Repurchases" or
           otherwise;

     (18)  to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19)  to clear and terminate the Certificate Account at the termination of the trust fund.

  OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the
Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing
Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

                                      -48-

     o   maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

     o   maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

     o   processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

     o   supervising foreclosures;

     o   inspecting and managing mortgaged properties under certain circumstances; and

     o   maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit
         Support. See "Description of Credit Support."

     The master servicer may agree to modify, waive or amend any term of any
Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

     o   affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or

     o   in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

     o   in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and

     o   in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

  SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the
Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an
Agreement. See "--Retained Interest; Servicing Compensation and Payment of
Expenses" below.

                                      -49-

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

     o   monitor any Whole Loan which is in default,

     o   contact the borrower concerning the default,

     o   evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

     o   initiate corrective action in cooperation with the borrower if cure is likely,

     o   inspect the mortgaged property, and

     o   take any other actions as are consistent with the Servicing Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See
"Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the
Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the
Purchase Price described under "--Representations and Warranties; Repurchases"
will in all cases be deemed fair.

                                      -50-

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

     o   institute foreclosure proceedings,

     o   exercise any power of sale contained in any mortgage,

     o   obtain a deed in lieu of foreclosure, or

     o   otherwise acquire title to a mortgaged property securing the Whole
         Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

     o   the Internal Revenue Service grants an extension of time to sell the property or

     o   the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

     o   solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property
         and

     o   accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property

                                      -51-

acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of
Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the
Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

     o   that the restoration will increase the proceeds to certificateholders on liquidation of the Whole Loan after reimbursement of the master servicer for its expenses and

     o   that the expenses will be recoverable by it from related Insurance
         Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate
Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the
Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of
Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The
Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the
Whole Loans. If the blanket policy contains a deductible clause, the master

                                      -52-

servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

     o   the replacement cost of the improvements less physical depreciation and

     o   the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO
Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage

                                      -53-

that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the
Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each
Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the
Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the
Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal
Aspects of the Mortgage Loans and the Leases--Due-on-Sale and
Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

                                      -54-

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation,
the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related
Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole
Loans under each Agreement will be named in the related prospectus supplement.
The entity serving as master servicer or as servicer may be an affiliate of
Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s
affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the
Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement will further provide that neither any master servicer, Morgan Stanley
Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I
Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

                                      -55-

     o   specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the
         Agreement;

     o   incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

     o   incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

     o   incurred in connection with any violation of any state or federal securities law; or

     o   imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related
         Agreement.

In addition, each Agreement will provide that neither any master servicer nor
Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc.
may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc.
may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan
Stanley Capital I Inc., will be the successor of the master servicer or Morgan
Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

     (1) any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     (2) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer,
         Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     (3) any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related

                                      -56-

prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied,
Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of
Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of
Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

     o   exercise any of the powers vested in it by any Agreement;

     o   make any investigation of matters arising under any Agreement; or

     o   institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

  Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

     (1) to cure any ambiguity;

     (2) to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the Agreement;

                                      -57-

     (3) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

     (4) to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:

     (1) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of that certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in
         (1), without the consent of the holders of all certificates of that class; or

     (3) modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the
         Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

     o   enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

                                      -58-

     o   defending or prosecuting any legal action in respect of the related
         Agreement or series of certificates;

     o   being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of
         certificateholders; or

     o   acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than
         25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an
Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley
Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit
Support, certificateholders will bear their allocable share of deficiencies.
Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

                                      -59-

     If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

     (1) the nature and amount of coverage under the Credit Support;

     (2) any conditions to payment thereunder not otherwise described in this prospectus;

     (3) the conditions, if any, under which the amount of coverage under the
         Credit Support may be reduced and under which the Credit Support may be terminated or replaced;

     (4) the material provisions relating to the Credit Support; and

     (5) information regarding the obligor under any instrument of Credit
         Support, including:

         o   a brief description of its principal business activities;

         o   its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

         o   if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

         o   its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus
             supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could
Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund.
The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

                                      -60-

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each
Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted
Investments, except as otherwise specified in the related prospectus supplement.
Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation.
The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve
Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the
Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the
Reserve Fund, if any.

                                      -61-

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of
Credit Support the information indicated above under "Description of Credit
Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

     o   purport to be complete;

     o   purport to reflect the laws of any particular state; or

     o   purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the
Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

     o   a borrower--the borrower and usually the owner of the subject property,
         and

     o   a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

     o   a trustor--the equivalent of a mortgagor or borrower,

     o   a trustee to whom the mortgaged property is conveyed, and

     o   a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust

                                      -62-

agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements.
However, the mortgage, or other instrument, may encumber other interests in real property such as:

      o  a tenant's interest in a lease of land or improvements, or both, and

      o  the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan
Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

     o   the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

     o   the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan.
Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest.
Even if the lender's security interest in room revenues is perfected under the
UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

                                      -63-

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage.
The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

   GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

   JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment.
The sales are made in accordance with procedures that vary from state to state.

   EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent,

                                      -64-

if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

   NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

   PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property.
The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.
Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

                                      -65-

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

   REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

     o   the Internal Revenue Service grants an REO Extension, or

     o   it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any
REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO
Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in
this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

                                      -66-

   RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the
Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue
Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

   ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

                                      -67-

   LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include:

     (1) the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

     (2) the right to cure those defaults, with adequate cure periods;

     (3) if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

     (4) the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder;

     (5) the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

     (6) a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

     (7) a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have

                                      -68-

approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the
Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and
Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

     o   assume the lease and retain it or assign it to a third party or

     o   reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

                                      -69-

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business.
Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the
Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

     o   at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

     o   the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame -- often 60 days
         -- after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

                                      -70-

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

     o   to receive rents, hazard insurance and condemnation proceeds, and

     o   to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would extinguish the junior lender's or junior beneficiary's lien. However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan.
Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or
"optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a
"credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

                                      -71-

the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

     o   a diminution in value of property securing any mortgage loan;

     o   limitation on the ability to foreclose against the property; or

     o   in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.
CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator,"
however, is a person "who, without participating in the management of a . . .
facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA.
Similarly,

                                      -72-

when a lender forecloses and takes title to a contaminated facility or property
-- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and
Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation
Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the
Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter
5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                                      -73-

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See
"Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan
Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying
Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

     o   the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

     o   the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying Condition,

the Warrantying Party, at its option, will reimburse the trust fund, cure the
Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties;
Repurchases." No such person will however, be responsible for any Disqualifying
Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982
preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the
Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

                                      -74-

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

     o   the borrower may have difficulty servicing and repaying multiple loans;

     o   if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

     o   acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

     o   if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o   the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31,
1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not so rejected, any state is

                                      -75-

authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption.
Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

     o   for the interest rate, discount points and charges as are permitted in that state, or

     o   that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

                                      -76-

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy,
Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the
U.S. Public Health Service assigned to duty with the military. Because the
Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.
Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG, RICO AND PATRIOT ACT PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc. This summary is based on laws, regulations, including REMIC
Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more
REMIC elections will be made.

                                      -77-

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or
Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code.
In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund.
Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section
68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

     o   3% of the excess of adjusted gross income over the applicable amount
         and

     o   80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF
ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan
Stanley Capital I Inc. that:

                                      -78-

     o   a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19)
         representing principal and interest payments on mortgage loans or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

     o   a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section
         856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

     o   a grantor trust certificate owned by a REMIC will represent
         "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

      Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium
Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section.
Prospective purchasers

                                      -79-

should consult their tax advisors regarding amortizable bond premium and the
Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple
Classes of Grantor Trust Certificates--Accrual of Original Issue Discount"
below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25%
of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

                                      -80-

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4,
1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B.   MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the
Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and
"Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped
Coupons".

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See
"--Non-REMIC Certificates" and "--Single Class of Grantor Trust
Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond
Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either

     o   the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the certificate was stripped
         or

     o   no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

                                      -81-

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of
Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond
Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Bond Certificate generally will be required to compute accruals of
OID based on its yield, possibly taking into account its own Prepayment
Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Bond Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of OID for these certificates. Prospective investors therefore should be aware that the timing of accruals of OID applicable to a Stripped Bond
Certificate generally will be different than that reported to holders and the
IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of OID accruals and any possible tax consequences to you if you should fail to do so.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets"
within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment.
Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom.
Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A).

         2. Grantor Trust Certificates Representing Interests in Loans Other
Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after

                                      -82-

July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS.
OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform
Act of 1986. The holder of a certificate should be aware, however, that the OID
Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated
redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

     o   adding (1) the present value at the end of the accrual
         period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment
         Assumption--of all remaining payments to be received under the
         Prepayment Assumption on the respective component and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of
OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received.

                                      -83-

However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate
Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than
Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred
Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

     o   the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

     o   the grantor trust certificate is part of a straddle;

     o   the grantor trust certificate is marketed or sold as producing capital gain; or

     o   other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

                                      -84-

D.   NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before July
18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to

     o   an owner that is not a U.S. Person or

     o   a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person

will be subject to federal income tax, collected by withholding, at a rate of
30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30%
withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty.
Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

E.   INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the Treasury
Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts"
that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account,
(ii) a nominee and (iii) a broker holding an interest for a customer in street name. These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

                                      -85-

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

     o   the broker determines that the seller is an exempt recipient or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and
"--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of
REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section.
While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, such the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or
Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in a REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

     o   certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section
         7701(a)(19)(C);

     o   certificates held by a real estate investment trust will constitute
         "real estate assets" within the meaning of Code Section 856(c)(5)(B);
         and

     o   interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

                                      -86-

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC
Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs,
respectively, will be considered REMIC Regular Certificates or REMIC Residual
Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC
Certificates issued by the Master REMIC will be offered hereunder. The
Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

     o   "real estate assets" within the meaning of Code Section 856(c)(5)(B);

     o   "loans secured by an interest in real property" under Code Section
         7701(a)(19)(C); and

     o   whether the income on the certificates is interest described in Code
         Section 856(c)(3)(B).

A.   TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be
issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its
"issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID
Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the
Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular
Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its
"stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of
REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a
REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued

                                      -87-

interest that relates to a period prior to the issue date of the REMIC Regular
Certificate. The stated redemption price at maturity of a REMIC Regular
Certificate includes the original principal amount of the REMIC Regular
Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular
Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments.
Distributions of interest on REMIC Regular Certificates with respect to which
Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular
Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent
Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID.
However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first
Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution
Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular
Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC
Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment
Assumption. The Prepayment Assumption with respect to a series of REMIC Regular
Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for
Super-Premium Certificates. The income tax treatment of such REMIC Regular
Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC
Regular Certificates, is the sum of all payments to be made on such REMIC
Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the
Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section
1272(a)(6), they represent the only guidance regarding the current views of the
IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest
Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be

                                      -88-

issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such
Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular
Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if
Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

     o   adding (1) the present value at the end of the accrual period --
         determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment
         Assumption -- of all remaining payments to be received on the REMIC
         Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the adjusted issue price of the REMIC
         Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC
Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the
Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate.
In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular
         Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

                                      -89-

     (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that
         REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the
         Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     The Treasury Department proposed regulations on August 24, 2004 that create a special rule for accruing OID on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the right of REMIC Regular
Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, REMIC Regular
Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC Regular
Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC Regular Certificate issued after the date the final regulations are published in the Federal
Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

     o   the interest is unconditionally payable at least annually;

     o   the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

     o   interest is based on a "qualified floating rate," an "objective rate,"
         a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under
"--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC
Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See
"--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

                                      -90-

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278.
Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC
Regular Certificate from an original holder, over (2) the price for such REMIC
Regular Certificate paid by the purchaser. A certificateholder that purchases a
REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the
Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular
Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the
REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For
REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to

                                      -91-

purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the
REMIC Regular Certificate at a cost, not including accrued qualified stated
interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have
OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such
Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated
interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion.
Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate.
Such adjusted basis generally will equal the cost of the REMIC Regular
Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium.
Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular
Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss.
Except as provided in the following paragraph and as provided under "--Market
Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

                                      -92-

     o   the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d)
         determined as of the date of purchase of such REMIC Regular
         Certificate, over

     o   the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC
Regular Certificate is held as part of a "conversion transaction" as defined in
Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the
REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC
Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment; the holder entered the contract to sell the REMIC
Regular Certificate substantially contemporaneously with acquiring the REMIC
Regular Certificate; the REMIC Regular Certificate is part of a straddle; the
REMIC Regular Certificate is marketed or sold as producing capital gains; or
other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC
Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC
Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between
Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first
Distribution Date may or may not exceed the interval. Purchasers of Payment Lag
Certificates for which the period between the Closing Date and the first
Distribution Date does not exceed the interval could pay upon purchase of the
REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate.
However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag
Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the
REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are
"pass-through interest holders."

                                      -93-

Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC
Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC"
under "Taxation of Owners of REMIC Residual Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular
Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular
Certificates, including any payment with respect to accrued OID, to a REMIC
Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

     o   the REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

     o   the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

     o   the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC
         Regular Certificateholder under penalties of perjury, certifying that the REMIC Regular Certificateholder is a foreign person and providing the name and address of the REMIC Regular Certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular
Certificateholder of a trade or business within the United States, then the
Non-U.S. REMIC Regular Certificateholder will not be subject to the 30%
withholding tax on gross income therefrom but will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder, if such holder is a corporation, also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and
REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax

                                      -94-

advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are
"controlled foreign corporations" as to the United States of which such a
Borrower is a "United States shareholder" within the meaning of Section 951(b)
of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related
Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular
Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a
         Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

     o   the broker determines that the seller is an exempt recipient, or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B.   TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates.
The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See
"--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual
Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the
REMIC for each day will be based on the portion of the outstanding REMIC
Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses."
As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the
REMIC.

                                      -95-

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed.
For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or
cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC
Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the
REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original
REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual
Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC
Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

     o   the income from the mortgage loans or MBS and the REMIC's other assets
         and

     o   the deductions allowed to the REMIC for interest and OID on the REMIC
         Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the
         REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     o   the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o   all bad loans will be deductible as business bad debts; and

     o   the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual
Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC
Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a
class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the

                                      -96-

REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or
OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The
REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC
Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the
REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual
Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of
the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the
REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual
Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual
Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the
REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on

                                      -97-

a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

     o   would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

     o   is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual
Certificates in their entirety and not to holders of the related REMIC Regular
Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC
Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

     o   3% of the excess of the individual's adjusted gross income over the applicable amount or

     o   80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual
Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in
REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

     o   may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

     o   will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is
         a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt
         Investors" below; and

     o   is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate Payments--Non-U.S. Persons"
         below.

     Except as discussed in the following paragraph, with respect to any REMIC
Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the
REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are

                                      -98-

determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued.
For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC
Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The
"federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder.
Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder.
First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC
Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC
Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual
Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual
Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC
Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However,
REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a
REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of
REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another
REMIC or similar interest in a "taxable mortgage pool", as defined in Code
Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

                                      -99-

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

     o   the disposition of a mortgage loan or MBS,

     o   the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

     o   the receipt of compensation for services, or

     o   gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the
Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

     o   a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

     o   Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax,
Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of
Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the
REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of
Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC
Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such
REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

                                     -100-

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the REMIC Residual
Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing
REMIC Residual Certificateholders in connection with any IRS proceeding.
However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual
Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC
Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual
Certificate as a nominee for another person may be required to furnish the
REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual
Certificate that is considered an excess inclusion. See "--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons
(see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons"
above) are treated as interest for purposes of the 30%, or lower treaty rate,
United States withholding tax. Amounts distributed to holders of REMIC Residual
Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July
18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual
Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury
Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual
Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such
non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual
Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual
Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

                                     -101-

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization"
means:

         (A)   the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing
               (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

         (B)   any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such
               organization is subject to the tax on "unrelated business taxable income"; and

         (C)   a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations.
The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a
"pass-through entity" means:

     o   a regulated investment company, real estate investment trust or common trust fund;

     o   a partnership, trust or estate; and

     o   certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

     o   an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual
         Certificate as a nominee or agent for a disqualified organization, and

     o   a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

                                     -102-

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual
Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A
Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate,
including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

     o   the present value of the expected future distributions on the REMIC
         Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

     o   the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

     (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the transferee would not continue to pay its debts as they come due in the future;

     (2) the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual interest as they came due and
         (iii) that the transferee will not cause income with respect to the
         REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

     (3) the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

         (i)   the present value of the anticipated tax liabilities associated with holding the Noneconomic REMIC Residual Certificate does not exceed the sum of:

               o   the present value of any consideration given to the
                   transferee to acquire the Noneconomic REMIC Residual
                   Certificate,

               o   the present value of the expected future distributions on the
                   Noneconomic REMIC Residual Certificate and

               o   the present value of the anticipated tax savings associated with holding the Noneconomic REMIC Residual Certificate as the REMIC generates losses. For purposes of the computations under this "minimum transfer price" alternative, the
                   transferee is assumed to pay tax at the highest rate of tax specified in section 11(b)(1) of the Internal Revenue Code
                   (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are
                   computed using a discount rate equal to the short-term
                   Federal rate set forth in Section 1274(d) of the Internal
                   Revenue Code for the month of such transfer and the
                   compounding period used by the transferee; or

         (ii)  (a) at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed
               $100 million and its net assets for financial reporting purposes exceed $10 million, (b) the transferee is an eligible corporation
               (as defined in Treasury regulation Section 1.860E-1(c)(6)(i))
               that makes a written agreement that any subsequent transfer of the interest will be to another eligible corporation in a
               transaction which will also satisfy clauses (1) and (2)

                                     -103-

               above and this clause (3)(ii) and (c) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the residual interest will not be paid. For purposes of clause
               (3)(ii)(c), if the amount of consideration paid in respect of the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay the taxes associated with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual
Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a
REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a
U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual
Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual
Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     Reportable Transactions. Any holder of a certificate that reports any item or items of income, gain, expense, or loss in respect of a certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the certificates.

                       STATE AND LOCAL TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.
Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA
Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under
Section 410(d) of the Code), are not subject to the restrictions of ERISA.
However, such plans (collectively with ERISA Plans, "Plans") may be

                                     -104-

subject to other applicable federal, state or local law ("Similar Law")
materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA
Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the
Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the
Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

   AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction
Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246,
55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67
Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

     o   the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan Stanley & Co.

                                     -105-

         Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

     o   the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

     (1) The acquisition of the certificates by an ERISA Plan is on terms --
         including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc., Moody's Investors Service,
         Inc. and Standard & Poor's Ratings Services, a division of The
         McGraw-Hill Companies, Inc.;

     (3) The trustee is not an affiliate of any member of the Restricted Group other than an underwriter;

     (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;
         the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the
         Agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and

     (5) The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
         Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The trust fund must also meet the following requirements:

     o   the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o   certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a Rating
         Agency for at least one year prior to the Plan's acquisition of the
         Securities; and

     o   certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

     o   the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

     o   the Plan is not a plan with respect to which any member of the
         Restricted Group is the "plan sponsor" as defined in Section 3(16)(B)
         of ERISA;

     o   in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons

                                     -106-

         independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

     o   an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

     o   immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

     o   that the certificates constitute "securities" for purposes of the
         Exemption and

     o   that the general conditions and other requirements set forth in the
         Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the
Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available.
The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                LEGAL INVESTMENT

     If so specified in the prospectus supplement, certain classes of
Certificates will constitute "mortgage related securities" for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of Certificates which will qualify as "mortgage related securities"
will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those
Certificates not qualifying as "mortgage related securities" for purposes of
SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such
Certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those classes of Certificates qualifying as "mortgage related securities"
will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to

                                     -107-

Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, Certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a
Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of
Certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in
Certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12
C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities"
and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in
"mortgage related securities," other than stripped mortgage related securities
(unless the credit union complies with the requirements of 12 C.F.R. ss.
703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices;
however, credit unions approved for the NCUA's "investment pilot program" under
12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss.
742.4(b)(2). The OTS has issued Thrift Bulletin 13a (December 1, 1998),
"Management of Interest Rate Risk, Investment Securities, and Derivatives
Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex
Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and
End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal
Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit
Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of
SMMEA).

     Except as to the status of certain classes of the Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under

                                     -108-

applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan
Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co.
Incorporated acts as agent in the sale of offered certificates, Morgan Stanley &
Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan
Stanley & Co. Incorporated elects to purchase offered certificates as principal,
Morgan Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co.
Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments
Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and
Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of
Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors.
Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley &
Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more

                                     -109-

underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the
Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan
Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I
Inc. in a secondary market transaction or from an affiliate, including Morgan
Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby.
Any non-investment-grade class may be initially retained by Morgan Stanley
Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley
Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or
Sidley, Austin, Brown & Wood LLP or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates.
Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                     -110-

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports and the Agreement with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley
Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan
Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I
Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New
York, New York 10036, Attention: John E. Westerfield, or by telephone at (212)
761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange
Commission a registration statement (of which this prospectus forms a part)
under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits and the periodic reports and the Agreement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its
Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 or be
accessed at the internet site http://www.sec.gov maintained by the Commission.
Additional information regarding the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     -111-

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following
Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped
Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the
Distribution Date, at the applicable pass-through rate, as described in
"Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended
(Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

                                     -112-

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

                                     -113-

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the
Pooling Agreement, any one of the following events:

     o   any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     o   any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     o   any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     o   certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "IRS" means the Internal Revenue Service.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

                                     -114-

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying
MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "Non-SMMEA Certificates" means Certificates not qualifying as "mortgage related securities" for purposes of SMMEA.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID
(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

                                     -115-

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution
Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the
Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any,
received during the related Collection Period in connection with Principal
Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc.
and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a
REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986,
as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

                                     -116-

     "REMIC Regular Certificateholders" means holders of REMIC Regular
Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury
Department.

     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular
Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

         A.    the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this
               prospectus under "Description of Credit Support" and in the prospectus supplement;

         B.    applicable law; and

         C.    the general servicing standard specified in the related
               prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to
Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SMMEA Certificates" means "mortgage related securities" for purposes of
SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

                                     -117-

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

     o   Mortgage Loans

     o   MBS

     o   direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities,
         (b) non-interest-bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

     o   a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

     o   the sales price for that property; and

                                     -118-

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage
Loans.

                                     -119-

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]